UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 29, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.29.2018

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	43
ENERGY FUND	51
ENERGY SERVICES FUND	59
FINANCIAL SERVICES FUND	66
HEALTH CARE FUND	75
INTERNET FUND	84
LEISURE FUND	92
PRECIOUS METALS FUND	102
REAL ESTATE FUND	110
RETAILING FUND	119
TECHNOLOGY FUND	127
TELECOMMUNICATIONS FUND	136
TRANSPORTATION FUND	144
UTILITIES FUND	153
NOTES TO FINANCIAL STATEMENTS	162
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	174
OTHER INFORMATION	175
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	177
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	181

THE RYDEX FUNDS ANNUAL REPORT | 1

March 29, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our sector funds (the “Fund” or the “Funds”). This report covers performance for the 12-month period ended March 29, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 29, 2018

As we enter the ninth year of the current expansion, one of the most important new developments to evaluate is the impact of the corporate tax cuts passed into law at the end of 2017. Guggenheim’s concern is that the substantial late-cycle fiscal easing in the pipeline will prompt more restrictive monetary policy, which increases the risk that the economy will experience a boom-bust cycle that ends in a recession.

With the unemployment rate at 4.1% and core inflation rising, fiscal policy should be leaning against the economy to prevent overheating, not providing further stimulus. Faster wage growth, rising core inflation, and an unsustainably low unemployment rate underpin our longstanding view that the U.S. Federal Reserve (the “Fed”) will raise interest rates four times in 2018. Fed funds futures show the market is now pricing in nearly three rate hikes for 2018, up from two at the beginning of the year, which contributed to a pickup in first-quarter market volatility. Tighter fiscal and monetary policy, along with rising policy uncertainty ahead of the 2018 mid-terms and 2020 presidential election, could prove to be too much for an overextended economy to bear.

Further complicating the story is the risk of a global trade war sparked by protectionist actions taken by the Trump administration. We now have new steel and aluminum tariffs in place that are likely to have some modest inflationary impact while hurting almost 20% of U.S. corporates, according to our estimates. We expect more protectionist trade and investment policies in place by year end.

Over the 12 months ended March 29, 2018, the bear flattening (the condition in which short-term rates rise faster than long-term rates) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly and front end of the curve. The 2-year Treasury ended the period at 2.27%, up 102 basis points from a year ago, while the 10-year finished the period at 2.74%, up 35 basis points from a year ago. The 2-year-10 year curve, which started the period at 113 basis points, finished at 47 basis points.

For the 12 months ended March 29, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.99%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 25.37%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 1.20% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.78%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 29, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of nondurable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2017 and ending March 29, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning September 30, 2017 and ending March 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.36%	5.37%	$ 1,000.00	$ 1,053.70	$ 6.89
A-Class	1.61%	5.24%	1,000.00	1,052.40	8.15
C-Class	2.36%	4.85%	1,000.00	1,048.50	11.92
H-Class	1.61%	5.26%	1,000.00	1,052.60	8.15
Basic Materials Fund
Investor Class	1.36%	1.27%	1,000.00	1,012.70	6.75
A-Class	1.61%	1.14%	1,000.00	1,011.40	7.98
C-Class	2.36%	0.77%	1,000.00	1,007.70	11.68
H-Class	1.61%	1.17%	1,000.00	1,011.70	7.99
Biotechnology Fund
Investor Class	1.36%	(1.27%)	1,000.00	987.30	6.66
A-Class	1.61%	(1.41%)	1,000.00	985.90	7.88
C-Class	2.36%	(1.78%)	1,000.00	982.20	11.53
H-Class	1.61%	(1.40%)	1,000.00	986.00	7.88
Consumer Products Fund
Investor Class	1.36%	0.66%	1,000.00	1,006.60	6.73
A-Class	1.61%	0.55%	1,000.00	1,005.50	7.96
C-Class	2.36%	0.17%	1,000.00	1,001.70	11.65
H-Class	1.61%	0.51%	1,000.00	1,005.10	7.96
Electronics Fund
Investor Class	1.36%	10.65%	1,000.00	1,106.50	7.06
A-Class	1.61%	10.53%	1,000.00	1,105.30	8.36
C-Class	2.36%	10.12%	1,000.00	1,101.20	12.23
H-Class	1.61%	10.53%	1,000.00	1,105.30	8.36
Energy Fund
Investor Class	1.36%	1.01%	1,000.00	1,010.10	6.74
A-Class	1.61%	0.90%	1,000.00	1,009.00	7.98
C-Class	2.36%	0.49%	1,000.00	1,004.90	11.67
H-Class	1.61%	0.87%	1,000.00	1,008.70	7.97
Energy Services Fund
Investor Class	1.37%	(7.71%)	1,000.00	922.90	6.50
A-Class	1.62%	(7.84%)	1,000.00	921.60	7.68
C-Class	2.37%	(8.16%)	1,000.00	918.40	11.21
H-Class	1.61%	(7.86%)	1,000.00	921.40	7.63
Financial Services Fund
Investor Class	1.36%	3.79%	1,000.00	1,037.90	6.83
A-Class	1.61%	3.65%	1,000.00	1,036.50	8.08
C-Class	2.36%	3.28%	1,000.00	1,032.80	11.83
H-Class	1.61%	3.65%	1,000.00	1,036.50	8.08
Health Care Fund
Investor Class	1.37%	2.61%	1,000.00	1,026.10	6.84
A-Class	1.61%	2.52%	1,000.00	1,025.20	8.04
C-Class	2.36%	2.11%	1,000.00	1,021.10	11.76
H-Class	1.62%	2.49%	1,000.00	1,024.90	8.09

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.37%	13.60%	$ 1,000.00	$ 1,136.00	$ 7.22
A-Class	1.61%	13.44%	1,000.00	1,134.40	8.47
C-Class	2.36%	13.04%	1,000.00	1,130.40	12.40
H-Class	1.62%	13.45%	1,000.00	1,134.50	8.53
Leisure Fund
Investor Class	1.36%	3.09%	1,000.00	1,030.90	6.81
A-Class	1.61%	2.98%	1,000.00	1,029.80	8.06
C-Class	2.36%	2.59%	1,000.00	1,025.90	11.79
H-Class	1.61%	2.97%	1,000.00	1,029.70	8.06
Precious Metals Fund
Investor Class	1.26%	(6.16%)	1,000.00	938.40	6.02
A-Class	1.51%	(6.29%)	1,000.00	937.10	7.21
C-Class	2.26%	(6.65%)	1,000.00	933.50	10.77
H-Class	1.52%	(6.38%)	1,000.00	936.20	7.26
Real Estate Fund
A-Class	1.61%	(5.71%)	1,000.00	942.90	7.71
C-Class	2.36%	(6.06%)	1,000.00	939.40	11.29
H-Class	1.62%	(5.73%)	1,000.00	942.70	7.76
Retailing Fund
Investor Class	1.36%	10.80%	1,000.00	1,108.00	7.07
A-Class	1.61%	10.68%	1,000.00	1,106.80	8.36
C-Class	2.36%	10.22%	1,000.00	1,102.20	12.23
H-Class	1.61%	10.67%	1,000.00	1,106.70	8.36
Technology Fund
Investor Class	1.36%	12.21%	1,000.00	1,122.10	7.12
A-Class	1.61%	12.07%	1,000.00	1,120.70	8.42
C-Class	2.36%	11.65%	1,000.00	1,116.50	12.32
H-Class	1.61%	12.07%	1,000.00	1,120.70	8.42
Telecommunications Fund
Investor Class	1.36%	3.68%	1,000.00	1,036.80	6.83
A-Class	1.62%	3.55%	1,000.00	1,035.50	8.13
C-Class	2.37%	3.15%	1,000.00	1,031.50	11.87
H-Class	1.62%	3.53%	1,000.00	1,035.30	8.13
Transportation Fund
Investor Class	1.36%	0.62%	1,000.00	1,006.20	6.73
A-Class	1.61%	0.49%	1,000.00	1,004.90	7.96
C-Class	2.36%	0.13%	1,000.00	1,001.30	11.65
H-Class	1.61%	0.48%	1,000.00	1,004.80	7.96
Utilities Fund
Investor Class	1.37%	(2.94%)	1,000.00	970.60	6.66
A-Class	1.61%	(3.07%)	1,000.00	969.30	7.82
C-Class	2.36%	(3.43%)	1,000.00	965.70	11.44
H-Class	1.62%	(3.08%)	1,000.00	969.20	7.87

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
Banking Fund
Investor Class	1.36%	5.00%	$ 1,000.00	$ 1,018.15	$ 6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Basic Materials Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Biotechnology Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Consumer Products Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Electronics Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Energy Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Energy Services Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Financial Services Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Health Care Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Internet Fund
Investor Class	1.37%	5.00%	$ 1,000.00	$ 1,018.10	$ 6.89
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Leisure Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Precious Metals Fund
Investor Class	1.26%	5.00%	1,000.00	1,018.65	6.34
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
Real Estate Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Retailing Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Technology Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Telecommunications Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Transportation Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Utilities Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2017 to March 29, 2018.
[4]	Expenses in table 2 are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2017 to March 31, 2018.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 29, 2018, Banking Fund Investor Class returned 12.63%, compared with 18.03% for the S&P 500 Financials Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to the performance of the Fund was banks, followed by diversified banks. No industry detracted. The institutional brokerage industry contributed the least, followed by life insurance.

Bank of America Corp., JPMorgan Chase & Co., and Citigroup, Inc. contributed the most to the performance of the Fund. Deutsche Bank AG, Home BancShares, Inc., and United Bankshares, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.0%
Bank of America Corp.	3.9%
Wells Fargo & Co.	3.8%
Citigroup, Inc.	3.8%
U.S. Bancorp	2.9%
PNC Financial Services Group, Inc.	2.7%
Bank of New York Mellon Corp.	2.2%
Capital One Financial Corp.	2.2%
BB&T Corp.	2.0%
State Street Corp.	1.9%
Top Ten Total	29.4%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	12.63%	11.05%	2.49%
A-Class Shares	12.37%	10.78%	2.22%
A-Class Shares with sales charge†	7.04%	9.71%	1.72%
C-Class Shares	11.54%	9.95%	1.52%
C-Class Shares with CDSC‡	10.54%	9.95%	1.52%
H-Class Shares**	12.38%	10.70%	2.09%
S&P 500 Financials Index	18.03%	15.46%	5.25%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 29, 2018
BANKING FUND

	Shares	Value

COMMON STOCKS† - 98.5%

Banks - 93.8%
JPMorgan Chase & Co.	17,556	$1,930,633
Bank of America Corp.	63,325	1,899,117
Wells Fargo & Co.	35,586	1,865,062
Citigroup, Inc.	27,222	1,837,485
U.S. Bancorp	27,618	1,394,709
PNC Financial Services Group, Inc.	8,618	1,303,386
Bank of New York Mellon Corp.	21,205	1,092,694
Capital One Financial Corp.	11,104	1,063,985
BB&T Corp.	18,829	979,861
State Street Corp.	9,249	922,403
SunTrust Banks, Inc.	12,817	872,069
M&T Bank Corp.	4,393	809,893
Northern Trust Corp.	7,217	744,289
Fifth Third Bancorp	22,644	718,947
Regions Financial Corp.	37,763	701,637
Citizens Financial Group, Inc.	16,412	688,976
KeyCorp	34,972	683,703
Comerica, Inc.	6,574	630,644
Huntington Bancshares, Inc.	40,765	615,552
First Republic Bank	6,448	597,149
SVB Financial Group*	2,229	534,982
Zions Bancorporation	9,385	494,871
HDFC Bank Ltd. ADR	4,881	482,096
Banco Bradesco S.A. ADR	40,522	481,401
ICICI Bank Ltd. ADR	52,063	460,758
East West Bancorp, Inc.	7,366	460,670
HSBC Holdings plc ADR	9,642	459,634
Toronto-Dominion Bank	8,002	454,914
Royal Bank of Canada	5,877	454,233
Barclays plc ADR	37,940	448,451
Bank of Nova Scotia	7,235	446,399
Bank of Montreal	5,855	442,462
UBS Group AG*	24,780	437,615
Popular, Inc.	10,489	436,552
Canadian Imperial Bank of Commerce	4,933	435,485
ING Groep N.V. ADR[1]	25,401	430,039
Signature Bank*	2,972	421,875
Credit Suisse Group AG ADR*	24,909	418,222
Cullen/Frost Bankers, Inc.	3,843	407,627
BOK Financial Corp.	4,099	405,760
Deutsche Bank AG1	28,662	400,695
Commerce Bancshares, Inc.	6,688	400,678
CIT Group, Inc.	7,777	400,515
Western Alliance Bancorporation*	6,581	382,422
PacWest Bancorp	7,707	381,728
First Horizon National Corp.	20,244	381,195
Bank of the Ozarks	7,870	379,885
Synovus Financial Corp.	7,575	378,296
Webster Financial Corp.	6,420	355,668
Prosperity Bancshares, Inc.	4,771	346,518
Pinnacle Financial Partners, Inc.	5,387	345,845
Wintrust Financial Corp.	3,957	340,500
First Citizens BancShares, Inc. — Class A	815	336,791
Umpqua Holdings Corp.	15,603	334,060
Texas Capital Bancshares, Inc.*	3,669	329,843
Hancock Holding Co.	6,261	323,694
Associated Banc-Corp.	12,890	320,316
FNB Corp.	23,658	318,200
BankUnited, Inc.	7,924	316,802
IBERIABANK Corp.	4,031	314,418
Valley National Bancorp	25,232	314,391
TCF Financial Corp.	13,584	309,851
First Hawaiian, Inc.	11,070	308,078
Chemical Financial Corp.	5,565	304,294
Home BancShares, Inc.	13,320	303,829
United Bankshares, Inc.	8,495	299,449
UMB Financial Corp.	4,071	294,700
Bank of Hawaii Corp.	3,521	292,595
MB Financial, Inc.	6,908	279,636
BancorpSouth Bank	8,792	279,586
Cathay General Bancorp	6,883	275,182
First Financial Bankshares, Inc.	5,934	274,744
South State Corp.	3,200	272,960
Columbia Banking System, Inc.	6,494	272,423
Glacier Bancorp, Inc.	7,079	271,692
Fulton Financial Corp.	15,165	269,179
Simmons First National Corp. — Class A	8,798	250,303
International Bancshares Corp.	6,362	247,482
Old National Bancorp	14,611	246,926
United Community Banks, Inc.	7,793	246,648
First Midwest Bancorp, Inc.	9,987	245,580
Hope Bancorp, Inc.	13,435	244,383
CVB Financial Corp.	10,769	243,810
First Interstate BancSystem, Inc. — Class A	5,890	232,950
Trustmark Corp.	7,188	223,978
LegacyTexas Financial Group, Inc.	5,216	223,349
First Merchants Corp.	5,351	223,137
Eagle Bancorp, Inc.*	3,700	221,445
Ameris Bancorp	4,098	216,784
First Financial Bancorp	7,374	216,427
Banner Corp.	3,805	211,139
Total Banks		45,571,239

Savings & Loans - 3.7%
People’s United Financial, Inc.	20,985	391,580
New York Community Bancorp, Inc.	29,400	383,082
Sterling Bancorp	15,037	339,084
Investors Bancorp, Inc.	23,265	317,335
Pacific Premier Bancorp, Inc.*	5,120	205,824
Banc of California, Inc.[1]	7,930	153,049
Total Savings & Loans		1,789,954

Insurance - 1.0%
Voya Financial, Inc.	9,110	460,055

Total Common Stocks
(Cost $41,796,531)		47,821,248

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
BANKING FUND

	Shares	Value

PREFERRED STOCKS† - 1.0%
Banks - 1.0%
Itau Unibanco Holding S.A. ADR	32,074	$500,354
Total Preferred Stocks
(Cost $350,146)		500,354

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$192,180	192,180
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	62,887	62,887
Total Repurchase Agreements
(Cost $255,067)		255,067

SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	395,290	395,290
Total Securities Lending Collateral
(Cost $395,290)		395,290

Total Investments - 100.8%
(Cost $42,797,034)		$48,971,959
Other Assets & Liabilities, net - (0.8)%		(388,175)
Total Net Assets - 100.0%		$48,583,784

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,821,248	$—	$—	$47,821,248
Preferred Stocks	500,354	—	—	500,354
Repurchase Agreements	—	255,067	—	255,067
Securities Lending Collateral	395,290	—	—	395,290
Total Assets	$48,716,892	$255,067	$—	$48,971,959

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $382,239 of securities loaned (cost $42,541,967)	$48,716,892
Repurchase agreements, at value (cost $255,067)	255,067
Cash	16,112
Receivables:
Dividends	92,400
Fund shares sold	10,366
Foreign taxes reclaim	3,984
Securities lending income	167
Interest	38
Total assets	49,095,026

Liabilities:
Payable for:
Return of securities loaned	395,290
Management fees	44,581
Fund shares redeemed	27,953
Transfer agent and administrative fees	13,112
Distribution and service fees	8,838
Portfolio accounting fees	5,245
Trustees’ fees*	1,662
Miscellaneous	14,561
Total liabilities	511,242
Commitments and contingent liabilities (Note 9)	—
Net assets	$48,583,784

Net assets consist of:
Paid in capital	$47,112,617
Undistributed net investment income	287,899
Accumulated net realized loss on investments	(4,991,657)
Net unrealized appreciation on investments	6,174,925
Net assets	$48,583,784

Investor Class:
Net assets	$26,209,398
Capital shares outstanding	303,814
Net asset value per share	$86.27

A-Class:
Net assets	$4,076,176
Capital shares outstanding	51,726
Net asset value per share	$78.80
Maximum offering price per share (Net asset value divided by 95.25%)	$82.73

C-Class:
Net assets	$4,078,586
Capital shares outstanding	57,405
Net asset value per share	$71.05

H-Class:
Net assets	$14,219,624
Capital shares outstanding	185,196
Net asset value per share	$76.78

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $16,075)	$1,058,470
Interest	2,471
Income from securities lending, net	2,760
Total investment income	1,063,701

Expenses:
Management fees	426,707
Distribution and service fees:
A-Class	10,859
C-Class	45,189
H-Class	29,341
Transfer agent and administrative fees	125,502
Registration fees	53,034
Portfolio accounting fees	50,200
Custodian fees	7,201
Trustees’ fees*	4,817
Line of credit fees	655
Miscellaneous	22,297
Total expenses	775,802
Net investment income	287,899

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,177,260
Net realized gain	12,177,260
Net change in unrealized appreciation (depreciation) on:
Investments	(6,360,606)
Net change in unrealized appreciation (depreciation)	(6,360,606)
Net realized and unrealized gain	5,816,654
Net increase in net assets resulting from operations	$6,104,553

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$287,899	$238,285
Net realized gain on investments	12,177,260	1,464,242
Net change in unrealized appreciation (depreciation) on investments	(6,360,606)	8,815,507
Net increase in net assets resulting from operations	6,104,553	10,518,034

Distributions to shareholders from:
Net investment income
Investor Class	(133,434)	(184,641)
A-Class	(16,142)	(30,326)
C-Class	(18,031)	(19,058)
H-Class	(70,678)	(35,023)
Total distributions to shareholders	(238,285)	(269,048)

Capital share transactions:
Proceeds from sale of shares
Investor Class	175,164,177	231,950,491
A-Class	5,786,565	12,517,711
C-Class	3,913,961	5,972,804
H-Class	262,406,269	248,740,610
Distributions reinvested
Investor Class	131,975	183,226
A-Class	15,040	20,961
C-Class	17,799	18,821
H-Class	70,666	35,011
Cost of shares redeemed
Investor Class	(193,064,391)	(205,535,966)
A-Class	(8,050,385)	(8,453,891)
C-Class	(5,930,789)	(4,560,750)
H-Class	(259,252,200)	(242,259,106)
Net increase (decrease) from capital share transactions	(18,791,313)	38,629,922
Net increase (decrease) in net assets	(12,925,045)	48,878,908

Net assets:
Beginning of year	61,508,829	12,629,921
End of year	$48,583,784	$61,508,829
Undistributed net investment income at end of year	$287,899	$238,285

Capital share activity:
Shares sold
Investor Class	2,144,837	3,510,748
A-Class	79,027	195,570
C-Class	58,114	105,363
H-Class	3,797,432	4,361,031
Shares issued from reinvestment of distributions
Investor Class	1,532	2,544
A-Class	191	317
C-Class	250	313
H-Class	921	544
Shares redeemed
Investor Class	(2,382,137)	(3,102,087)
A-Class	(111,766)	(128,613)
C-Class	(89,022)	(85,128)
H-Class	(3,736,577)	(4,265,233)
Net increase (decrease) in shares	(237,198)	595,369

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$76.86	$56.13	$62.71	$63.60	$52.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.53	.68	.51	.54
Net gain (loss) on investments (realized and unrealized)	9.12	20.51	(6.97)	(.98)	11.09
Total from investment operations	9.72	21.04	(6.29)	(.47)	11.63
Less distributions from:
Net investment income	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$86.27	$76.86	$56.13	$62.71	$63.60

Total Return[b]	12.63%	37.53%	(10.10%)	(0.73%)	22.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,209	$41,473	$7,206	$43,989	$11,241
Ratios to average net assets:
Net investment income (loss)	0.73%	0.74%	1.07%	0.82%	0.92%
Total expenses	1.38%	1.38%	1.34%	1.34%	1.37%
Portfolio turnover rate	772%	907%	514%	583%	481%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$70.41	$51.55	$57.76	$58.75	$48.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.33	.40	.26	.39
Net gain (loss) on investments (realized and unrealized)	8.33	18.84	(6.32)	(.83)	10.23
Total from investment operations	8.70	19.17	(5.92)	(.57)	10.62
Less distributions from:
Net investment income	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$78.80	$70.41	$51.55	$57.76	$58.75

Total Return[b]	12.37%	37.21%	(10.31%)	(0.98%)	21.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,076	$5,934	$876	$1,054	$8,305
Ratios to average net assets:
Net investment income (loss)	0.50%	0.51%	0.69%	0.45%	0.71%
Total expenses	1.63%	1.63%	1.59%	1.60%	1.62%
Portfolio turnover rate	772%	907%	514%	583%	481%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$63.98	$47.22	$53.34	$54.69	$45.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.05)	.03	(.14)	(.05)
Net gain (loss) on investments (realized and unrealized)	7.55	17.12	(5.86)	(.79)	9.61
Total from investment operations	7.38	17.07	(5.83)	(.93)	9.56
Less distributions from:
Net investment income	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$71.05	$63.98	$47.22	$53.34	$54.69

Total Return[b]	11.54%	36.18%	(10.99%)	(1.71%)	20.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,079	$5,634	$3,188	$3,131	$4,307
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.09%)	0.05%	(0.26%)	(0.10%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	772%	907%	514%	583%	481%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$68.61	$50.22	$56.30	$57.40	$47.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.29	.33	(.01)	.23
Net gain (loss) on investments (realized and unrealized)	8.09	18.41	(6.12)	(.67)	10.07
Total from investment operations	8.48	18.70	(5.79)	(.68)	10.30
Less distributions from:
Net investment income	(.31)	(.31)	(.29)	(.42)	(.61)
Total distributions	(.31)	(.31)	(.29)	(.42)	(.61)
Net asset value, end of period	$76.78	$68.61	$50.22	$56.30	$57.40

Total Return[b]	12.38%	37.26%	(10.34%)	(1.19%)	21.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,220	$8,467	$1,360	$847	$540
Ratios to average net assets:
Net investment income (loss)	0.52%	0.45%	0.57%	(0.02%)	0.44%
Total expenses	1.62%	1.63%	1.68%	1.85%	1.87%
Portfolio turnover rate	772%	907%	514%	583%	481%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 29, 2018, Basic Materials Fund Investor Class returned 8.81%, compared with 10.54% for the S&P 500 Materials Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to the performance of the Fund was basic & diversified chemicals, followed by steel raw material suppliers. The precious metal mining industry detracted the most, followed by real estate investment trusts (REITs).

Vale S.A. ADR, Westlake Chemical Corp., and Sherwin-Williams Co. contributed the most to the performance of the Fund. Barrick Gold Corp., Tahoe Resources, Inc., and AK Steel Holding Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
DowDuPont, Inc.	4.4%
Monsanto Co.	2.7%
Ecolab, Inc.	2.4%
LyondellBasell Industries N.V. — Class A	2.4%
Praxair, Inc.	2.3%
Sherwin-Williams Co.	2.2%
Air Products & Chemicals, Inc.	2.2%
PPG Industries, Inc.	2.0%
Freeport-McMoRan, Inc.	1.9%
Newmont Mining Corp.	1.8%
Top Ten Total	24.3%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	8.81%	4.90%	2.60%
A-Class Shares	8.56%	4.63%	2.33%
A-Class Shares with sales charge†	3.40%	3.62%	1.84%
C-Class Shares	7.75%	3.85%	1.57%
C-Class Shares with CDSC‡	6.75%	3.85%	1.57%
H-Class Shares**	8.57%	4.51%	2.15%
S&P 500 Materials Index	10.54%	9.90%	5.90%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 29, 2018
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Chemicals - 45.2%
DowDuPont, Inc.	51,499	$3,281,001
Monsanto Co.	17,156	2,001,934
LyondellBasell Industries N.V. — Class A	17,025	1,799,202
Praxair, Inc.	12,162	1,754,977
Sherwin-Williams Co.	4,296	1,684,548
Air Products & Chemicals, Inc.	10,268	1,632,920
PPG Industries, Inc.	13,220	1,475,352
Eastman Chemical Co.	10,388	1,096,765
Westlake Chemical Corp.	9,440	1,049,256
Celanese Corp. — Class A	10,163	1,018,434
International Flavors & Fragrances, Inc.	6,796	930,440
FMC Corp.	11,520	882,086
Albemarle Corp.	9,469	878,155
Chemours Co.	17,344	844,826
Mosaic Co.	33,533	814,181
CF Industries Holdings, Inc.	21,530	812,327
Axalta Coating Systems Ltd.*	24,815	749,165
Huntsman Corp.	24,658	721,247
RPM International, Inc.	14,517	692,025
Olin Corp.	20,437	621,080
Ashland Global Holdings, Inc.	8,402	586,376
Valvoline, Inc.	26,363	583,413
Methanex Corp.[1]	9,242	560,527
WR Grace & Co.	9,106	557,560
Sociedad Quimica y Minera de Chile S.A. ADR[1]	10,860	533,769
Nutrien Ltd.	11,288	533,471
PolyOne Corp.	12,212	519,254
Cabot Corp.	9,068	505,269
Sensient Technologies Corp.	6,870	484,885
Ingevity Corp.*	6,529	481,122
Balchem Corp.	5,700	465,975
Platform Specialty Products Corp.*	46,215	445,051
HB Fuller Co.	8,730	434,143
Minerals Technologies, Inc.	6,285	420,781
Tronox Ltd. — Class A	22,330	411,765
GCP Applied Technologies, Inc.*	13,790	400,600
Ferro Corp.*	16,770	389,399
Innospec, Inc.	5,370	368,382
A. Schulman, Inc.	7,471	321,253
Rayonier Advanced Materials, Inc.	14,630	314,106
Total Chemicals		34,057,022

Mining - 17.5%
Freeport-McMoRan, Inc.	80,496	1,414,315
Newmont Mining Corp.	34,163	1,334,748
Barrick Gold Corp.	87,164	1,085,192
Goldcorp, Inc.	60,754	839,620
Alcoa Corp.*	17,909	805,189
Rio Tinto plc ADR[1]	15,505	798,973
Royal Gold, Inc.	8,111	696,492
Agnico Eagle Mines Ltd.	16,090	676,906
Teck Resources Ltd. — Class B	25,441	655,360
BHP Billiton Ltd. ADR[1]	14,585	648,012
Franco-Nevada Corp.[1]	8,902	608,808
Wheaton Precious Metals Corp.	29,214	595,089
Randgold Resources Ltd. ADR[1]	6,674	555,544
AngloGold Ashanti Ltd. ADR	55,751	529,077
Pan American Silver Corp.	31,959	516,138
Compass Minerals International, Inc.[1]	6,648	400,874
Kaiser Aluminum Corp.	3,597	362,937
Coeur Mining, Inc.*	43,237	345,896
Century Aluminum Co.*	18,928	313,069
Total Mining		13,182,239

Packaging & Containers - 12.1%
WestRock Co.	17,719	1,137,028
Ball Corp.	26,298	1,044,294
Packaging Corporation of America	8,054	907,686
Berry Global Group, Inc.*	13,927	763,339
Sealed Air Corp.	17,583	752,376
Crown Holdings, Inc.*	14,696	745,822
Sonoco Products Co.	12,940	627,590
Graphic Packaging Holding Co.	40,418	620,416
Bemis Company, Inc.	12,776	556,011
Owens-Illinois, Inc.*	24,328	526,944
KapStone Paper and Packaging Corp.	15,170	520,483
Silgan Holdings, Inc.	17,842	496,900
Greif, Inc. — Class A	8,780	458,755
Total Packaging & Containers		9,157,644

Iron & Steel - 9.7%
Nucor Corp.	19,759	1,207,077
Vale S.A. ADR	80,878	1,028,768
Steel Dynamics, Inc.	20,505	906,731
Reliance Steel & Aluminum Co.	8,053	690,464
United States Steel Corp.	18,239	641,831
ArcelorMittal	19,671	625,735
Allegheny Technologies, Inc.*	19,159	453,685
Cleveland-Cliffs, Inc.*	57,454	399,305
Commercial Metals Co.	19,481	398,581
Carpenter Technology Corp.	8,648	381,550
AK Steel Holding Corp.*,1	70,310	318,504
Schnitzer Steel Industries, Inc. — Class A	8,065	260,903
Total Iron & Steel		7,313,134

Building Materials - 6.0%
Vulcan Materials Co.	9,493	1,083,816
Martin Marietta Materials, Inc.	4,979	1,032,147
Eagle Materials, Inc.	6,251	644,165
Louisiana-Pacific Corp.	20,513	590,159
Summit Materials, Inc. — Class A*	17,125	518,545
Boise Cascade Co.	9,000	347,400
US Concrete, Inc.*,1	4,502	271,921
Total Building Materials		4,488,153

Commercial Services - 2.4%
Ecolab, Inc.	13,284	1,820,838

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
BASIC MATERIALS FUND

	Shares	Value

Forest Products & Paper - 2.4%
International Paper Co.	24,823	$1,326,293
Domtar Corp.	10,541	448,414
Total Forest Products & Paper		1,774,707

Miscellaneous Manufacturing - 1.5%
AptarGroup, Inc.	7,504	674,084
Trinseo S.A.	6,630	490,952
Total Miscellaneous Manufacturing		1,165,036

Household Products & Housewares - 1.1%
Avery Dennison Corp.	7,865	835,656

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	7,150	613,113

Metal Fabricate & Hardware - 0.6%
Worthington Industries, Inc.	10,590	454,523

Coal - 0.5%
Warrior Met Coal, Inc.[1]	12,260	343,403

Total Common Stocks
(Cost $64,877,343)		75,205,468

SECURITIES LENDING COLLATERAL†,2 - 4.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[3]	3,296,775	3,296,775
Total Securities Lending Collateral
(Cost $3,296,775)		3,296,775

Total Investments - 104.2%
(Cost $68,174,118)		$78,502,243
Other Assets & Liabilities, net - (4.2)%		(3,129,653)
Total Net Assets - 100.0%		$75,372,590

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Securities lending collateral — See Note 5.
[3]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,205,468	$—	$—	$75,205,468
Securities Lending Collateral	3,296,775	—	—	3,296,775
Total Assets	$78,502,243	$—	$—	$78,502,243

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $3,282,182 of securities loaned (cost $68,174,118)	$78,502,243
Cash	16,263
Receivables:
Fund shares sold	487,406
Dividends	127,605
Securities lending income	711
Foreign taxes reclaim	339
Total assets	79,134,567

Liabilities:
Payable for:
Return of securities loaned	3,296,775
Foreign capital gain taxes	130,382
Fund shares redeemed	129,424
Line of credit	86,000
Management fees	58,797
Transfer agent and administrative fees	17,293
Distribution and service fees	9,534
Portfolio accounting fees	6,917
Trustees’ fees*	2,564
Miscellaneous	24,291
Total liabilities	3,761,977
Commitments and contingent liabilities (Note 9)	—
Net assets	$75,372,590

Net assets consist of:
Paid in capital	$71,480,187
Distributions in excess of net investment income	(123,589)
Accumulated net realized loss on investments	(6,312,133)
Net unrealized appreciation on investments	10,328,125
Net assets	$75,372,590

Investor Class:
Net assets	$51,588,701
Capital shares outstanding	854,476
Net asset value per share	$60.37

A-Class:
Net assets	$9,070,358
Capital shares outstanding	160,094
Net asset value per share	$56.66
Maximum offering price per share (Net asset value divided by 95.25%)	$59.49

C-Class:
Net assets	$5,493,935
Capital shares outstanding	109,182
Net asset value per share	$50.32

H-Class:
Net assets	$9,219,596
Capital shares outstanding	167,787
Net asset value per share	$54.95

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $19,048)	$1,475,942
Interest	6,590
Income from securities lending, net	9,874
Total investment income	1,492,406

Expenses:
Management fees	812,115
Distribution and service fees:
A-Class	27,682
C-Class	56,354
H-Class	37,263
Transfer agent and administrative fees	238,857
Portfolio accounting fees	95,542
Registration fees	75,472
Custodian fees	13,102
Trustees’ fees*	7,704
Tax expense	2,039
Line of credit fees	559
Miscellaneous	71,133
Total expenses	1,437,822
Net investment income	54,584

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,154,737
Foreign currency transactions	(69)
Net realized gain	10,154,668
Net change in unrealized appreciation (depreciation) on:
Investments	(5,190,126)
Net change in unrealized appreciation (depreciation)	(5,190,126)
Net realized and unrealized gain	4,964,542
Net increase in net assets resulting from operations	$5,019,126

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$54,584	$206,434
Net realized gain on investments	10,154,668	9,183,264
Net change in unrealized appreciation (depreciation) on investments	(5,190,126)	5,660,263
Net increase in net assets resulting from operations	5,019,126	15,049,961

Distributions to shareholders from:
Net investment income
Investor Class	(272,466)	(445,649)
A-Class	(43,383)	(129,410)
C-Class	(28,089)	(50,406)
H-Class	(57,956)	(44,931)
Total distributions to shareholders	(401,894)	(670,396)

Capital share transactions:
Proceeds from sale of shares
Investor Class	166,523,103	366,654,182
A-Class	12,667,551	60,038,778
C-Class	3,701,080	7,777,261
H-Class	142,131,772	46,556,397
Distributions reinvested
Investor Class	270,750	442,343
A-Class	39,209	124,774
C-Class	26,376	47,851
H-Class	57,923	44,870
Cost of shares redeemed
Investor Class	(176,088,501)	(349,084,142)
A-Class	(20,761,016)	(50,808,000)
C-Class	(4,409,986)	(5,202,949)
H-Class	(140,512,311)	(43,707,838)
Net increase (decrease) from capital share transactions	(16,354,050)	32,883,527
Net increase (decrease) in net assets	(11,736,818)	47,263,092

Net assets:
Beginning of year	87,109,408	39,846,316
End of year	$75,372,590	$87,109,408
Distributions in excess of net investment income at end of year	$(123,589)	$(95,895)

Capital share activity:
Shares sold
Investor Class	2,779,960	7,143,060
A-Class	228,094	1,268,197
C-Class	72,898	179,237
H-Class	2,576,157	1,009,782
Shares issued from reinvestment of distributions
Investor Class	4,414	8,544
A-Class	681	2,559
C-Class	514	1,093
H-Class	1,037	949
Shares redeemed
Investor Class	(2,950,510)	(6,809,481)
A-Class	(380,714)	(1,056,076)
C-Class	(88,314)	(119,321)
H-Class	(2,568,262)	(915,003)
Net increase (decrease) in shares	(324,045)	713,540

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$55.71	$45.18	$50.18	$52.53	$49.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.18	.26	.29	.32
Net gain (loss) on investments (realized and unrealized)	4.80	10.92	(4.39)	(2.26)	2.58
Total from investment operations	4.91	11.10	(4.13)	(1.97)	2.90
Less distributions from:
Net investment income	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$60.37	$55.71	$45.18	$50.18	$52.53

Total Return[b]	8.81%	24.65%	(8.07%)	(3.77%)	5.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,589	$56,854	$30,653	$46,509	$33,687
Ratios to average net assets:
Net investment income (loss)	0.18%	0.35%	0.55%	0.56%	0.66%
Total expenses	1.38%	1.37%	1.35%	1.34%	1.38%
Portfolio turnover rate	257%	361%	471%	358%	349%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$52.42	$42.65	$47.54	$49.93	$47.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.03	.10	.13	.22
Net gain (loss) on investments (realized and unrealized)	4.50	10.31	(4.12)	(2.14)	2.42
Total from investment operations	4.49	10.34	(4.02)	(2.01)	2.64
Less distributions from:
Net investment income	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$56.66	$52.42	$42.65	$47.54	$49.93

Total Return[b]	8.56%	24.33%	(8.29%)	(4.05%)	5.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,070	$16,355	$4,152	$6,194	$13,347
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.06%	0.24%	0.27%	0.47%
Total expenses	1.63%	1.62%	1.60%	1.60%	1.63%
Portfolio turnover rate	257%	361%	471%	358%	349%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$46.93	$38.52	$43.36	$45.91	$44.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.29)	(.17)	(.23)	(.15)
Net gain (loss) on investments (realized and unrealized)	4.02	9.27	(3.80)	(1.94)	2.25
Total from investment operations	3.64	8.98	(3.97)	(2.17)	2.10
Less distributions from:
Net investment income	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$50.32	$46.93	$38.52	$43.36	$45.91

Total Return[b]	7.75%	23.41%	(8.98%)	(4.76%)	4.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,494	$5,824	$2,430	$3,133	$5,150
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.66%)	(0.43%)	(0.49%)	(0.34%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	257%	361%	471%	358%	349%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$50.84	$41.37	$46.19	$48.64	$46.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.01	.09	—[d]	.08
Net gain (loss) on investments (realized and unrealized)	4.41	10.03	(4.04)	(2.07)	2.37
Total from investment operations	4.36	10.04	(3.95)	(2.07)	2.45
Less distributions from:
Net investment income	(.25)	(.57)	(.87)	(.38)	(.31)
Total distributions	(.25)	(.57)	(.87)	(.38)	(.31)
Net asset value, end of period	$54.95	$50.84	$41.37	$46.19	$48.64

Total Return[b]	8.57%	24.36%	(8.36%)	(4.30%)	5.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,220	$8,077	$2,612	$2,073	$2,678
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.03%	0.24%	—[e]	0.18%
Total expenses	1.62%	1.62%	1.64%	1.85%	1.88%
Portfolio turnover rate	257%	361%	471%	358%	349%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[d]	Net investment income is less than $0.01 per share.
[e]	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 29, 2018, Biotechnology Fund Investor Class returned 15.34%, compared with 11.27% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to the performance of the Fund was biotechnology, followed by specialty pharma. The health care supplies industry was the only detractor from return. The generic pharma industry contributed the least.

Nektar Therapeutics, AbbVie, Inc., and Juno Therapeutics, Inc. contributed the most to the performance of the Fund. Celgene Corp., Tesaro, Inc., and Incyte Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	6.1%
Amgen, Inc.	5.8%
Gilead Sciences, Inc.	5.3%
Celgene Corp.	4.5%
Biogen, Inc.	4.1%
Vertex Pharmaceuticals, Inc.	3.4%
Regeneron Pharmaceuticals, Inc.	3.4%
Illumina, Inc.	3.2%
Alexion Pharmaceuticals, Inc.	2.6%
Nektar Therapeutics	2.3%
Top Ten Total	40.7%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	15.34%	14.65%	16.26%
A-Class Shares	15.04%	14.36%	15.96%
A-Class Shares with sales charge†	9.57%	13.25%	15.40%
C-Class Shares	14.18%	13.51%	15.11%
C-Class Shares with CDSC‡	13.18%	13.51%	15.11%
H-Class Shares**	15.04%	14.23%	15.75%
S&P 500 Health Care Index	11.27%	13.94%	12.25%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 29, 2018
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Biotechnology - 71.2%
Amgen, Inc.	94,995	$16,194,749
Gilead Sciences, Inc.	196,920	14,845,799
Celgene Corp.*	139,473	12,442,386
Biogen, Inc.*	42,078	11,521,798
Vertex Pharmaceuticals, Inc.*	58,729	9,571,652
Regeneron Pharmaceuticals, Inc.*	27,479	9,462,668
Illumina, Inc.*	37,513	8,868,823
Alexion Pharmaceuticals, Inc.*	64,956	7,239,996
Incyte Corp.*	73,325	6,110,172
BioMarin Pharmaceutical, Inc.*	70,900	5,747,863
Alnylam Pharmaceuticals, Inc.*	42,402	5,050,078
Seattle Genetics, Inc.*	81,287	4,254,562
Bio-Rad Laboratories, Inc. — Class A*	16,072	4,019,286
Sage Therapeutics, Inc.*	24,830	3,999,368
Bluebird Bio, Inc.*	22,722	3,879,782
Exelixis, Inc.*	170,017	3,765,877
United Therapeutics Corp.*	29,936	3,363,609
Ionis Pharmaceuticals, Inc.*	75,281	3,318,386
Prothena Corporation plc*	89,117	3,271,485
Avexis, Inc.*	25,340	3,131,517
Exact Sciences Corp.*	74,514	3,005,150
Blueprint Medicines Corp.*	32,180	2,950,906
Ligand Pharmaceuticals, Inc. — Class B*	16,965	2,801,939
FibroGen, Inc.*	59,720	2,759,064
Loxo Oncology, Inc.*	23,610	2,723,886
Amicus Therapeutics, Inc.*,1	173,211	2,605,093
Spark Therapeutics, Inc.*	38,020	2,531,752
Halozyme Therapeutics, Inc.*	128,894	2,525,033
ACADIA Pharmaceuticals, Inc.*	108,543	2,438,961
Ultragenyx Pharmaceutical, Inc.*	46,966	2,394,796
Medicines Co.*,1	71,448	2,353,497
AnaptysBio, Inc.*,1	22,570	2,349,086
Puma Biotechnology, Inc.*,1	33,420	2,274,231
Immunomedics, Inc.*	151,420	2,212,246
Myriad Genetics, Inc.*	71,636	2,116,844
Esperion Therapeutics, Inc.*	29,047	2,100,970
Radius Health, Inc.*,1	55,313	1,987,949
Insmed, Inc.*	83,620	1,883,122
Spectrum Pharmaceuticals, Inc.*	114,740	1,846,167
Dynavax Technologies Corp.*	91,700	1,820,245
ImmunoGen, Inc.*	168,190	1,769,359
Sangamo Therapeutics, Inc.*	88,540	1,682,260
Editas Medicine, Inc.*	50,450	1,672,418
PTC Therapeutics, Inc.*	58,950	1,595,187
Acorda Therapeutics, Inc.*	66,171	1,564,944
AMAG Pharmaceuticals, Inc.*,1	63,071	1,270,881
Intercept Pharmaceuticals, Inc.*,1	8,200	504,464
Total Biotechnology		197,800,306

Pharmaceuticals - 23.7%
AbbVie, Inc.	178,478	16,892,943
Nektar Therapeutics*	59,627	6,335,965
Alkermes plc*	69,048	4,002,022
Neurocrine Biosciences, Inc.*	48,091	3,988,187
Jazz Pharmaceuticals plc*	24,830	3,749,082
PRA Health Sciences, Inc.*	41,088	3,408,660
Sarepta Therapeutics, Inc.*	45,720	3,387,395
Agios Pharmaceuticals, Inc.*	40,424	3,305,875
Array BioPharma, Inc.*	165,930	2,707,977
TESARO, Inc.*,1	43,773	2,501,189
Ironwood Pharmaceuticals, Inc. — Class A*	153,881	2,374,384
Clovis Oncology, Inc.*	44,127	2,329,906
Horizon Pharma plc*	158,224	2,246,781
Global Blood Therapeutics, Inc.*	46,235	2,233,150
Portola Pharmaceuticals, Inc.*	63,805	2,083,871
Pacira Pharmaceuticals, Inc.*	55,279	1,721,941
Eagle Pharmaceuticals, Inc.*,1	24,830	1,308,293
Flexion Therapeutics, Inc.*,1	58,020	1,300,228
Total Pharmaceuticals		65,877,849

Healthcare-Products - 2.5%
Bio-Techne Corp.	24,762	3,740,052
QIAGEN N.V.*	99,463	3,213,650
Total Healthcare-Products		6,953,702

Healthcare-Services - 2.2%
Charles River Laboratories International, Inc.*	31,438	3,355,692
Syneos Health, Inc.*	76,010	2,698,355
Total Healthcare-Services		6,054,047

Total Common Stocks
(Cost $154,146,884)		276,685,904

RIGHTS††† - 0.0%
Chelsea Therapeutics International*,2	231,107	—
Dyax Corp.*,2	167,165	—
Clinical Data, Inc.*,2	24,000	—
Total Rights
(Cost $17,304)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.6%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$1,317,451	1,317,451
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	431,105	431,105
Total Repurchase Agreements
(Cost $1,748,556)		1,748,556

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
BIOTECHNOLOGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 3.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[5]	10,830,439	$10,830,439
Total Securities Lending Collateral
(Cost $10,830,439)		10,830,439

Total Investments - 104.1%
(Cost $166,743,183)		$289,264,899
Other Assets & Liabilities, net - (4.1)%		(11,322,648)
Total Net Assets - 100.0%		$277,942,251

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Security was fair valued by the valuation committee at March 29, 2018. The total value of fair valued securities amounts to $0, (cost $17,304) or less than 0.01% of total net assets.
[3]	Repurchase Agreements — See Note 4.
[4]	Securities lending collateral — See Note 5.
[5]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$276,685,904	$—	$—		$276,685,904
Repurchase Agreements	—	1,748,556	—		1,748,556
Rights	—	—	—	*	—
Securities Lending Collateral	10,830,439	—	—		10,830,439
Total Assets	$287,516,343	$1,748,556	$—		$289,264,899

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $10,533,289 of securities loaned (cost $164,994,627)	$287,516,343
Repurchase agreements, at value (cost $1,748,556)	1,748,556
Receivables:
Securities sold	16,019,170
Fund shares sold	388,554
Dividends	57,987
Securities lending income	8,479
Interest	262
Total assets	305,739,351

Liabilities:
Payable for:
Fund shares redeemed	16,537,368
Return of securities loaned	10,830,439
Management fees	217,766
Transfer agent and administrative fees	64,049
Distribution and service fees	29,628
Portfolio accounting fees	24,523
Trustees’ fees*	8,105
Miscellaneous	85,222
Total liabilities	27,797,100
Commitments and contingent liabilities (Note 9)	—
Net assets	$277,942,251

Net assets consist of:
Paid in capital	$147,105,590
Undistributed net investment income	—
Accumulated net realized gain on investments	8,314,945
Net unrealized appreciation on investments	122,521,716
Net assets	$277,942,251

Investor Class:
Net assets	$210,563,590
Capital shares outstanding	2,415,520
Net asset value per share	$87.17

A-Class:
Net assets	$27,369,734
Capital shares outstanding	339,794
Net asset value per share	$80.55
Maximum offering price per share (Net asset value divided by 95.25%)	$84.57

C-Class:
Net assets	$20,103,836
Capital shares outstanding	278,685
Net asset value per share	$72.14

H-Class:
Net assets	$19,905,091
Capital shares outstanding	254,342
Net asset value per share	$78.26

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$2,123,671
Interest	17,634
Income from securities lending, net	186,325
Total investment income	2,327,630

Expenses:
Management fees	2,911,495
Distribution and service fees:
A-Class	85,998
C-Class	220,448
H-Class	67,924
Transfer agent and administrative fees	856,319
Portfolio accounting fees	319,396
Registration fees	259,697
Custodian fees	46,176
Trustees’ fees*	27,711
Line of credit fees	4,259
Miscellaneous	275,797
Total expenses	5,075,220
Net investment loss	(2,747,590)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	71,878,829
Net realized gain	71,878,829
Net change in unrealized appreciation (depreciation) on:
Investments	(21,879,731)
Net change in unrealized appreciation (depreciation)	(21,879,731)
Net realized and unrealized gain	49,999,098
Net increase in net assets resulting from operations	$47,251,508

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,747,590)	$(3,016,948)
Net realized gain on investments	71,878,829	33,962,436
Net change in unrealized appreciation (depreciation) on investments	(21,879,731)	16,030,019
Net increase in net assets resulting from operations	47,251,508	46,975,507

Distributions to shareholders from:
Net realized gains
Investor Class	(13,289,118)	—
A-Class	(1,688,964)	—
C-Class	(1,379,997)	—
H-Class	(1,173,934)	—
Total distributions to shareholders	(17,532,013)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	252,497,229	566,789,465
A-Class	11,391,416	12,173,169
C-Class	4,208,213	6,487,269
H-Class	196,556,693	248,519,397
Distributions reinvested
Investor Class	12,859,362	—
A-Class	1,635,127	—
C-Class	1,345,612	—
H-Class	1,173,118	—
Cost of shares redeemed
Investor Class	(316,818,280)	(624,179,693)
A-Class	(26,026,263)	(30,279,707)
C-Class	(8,068,228)	(15,081,301)
H-Class	(198,299,311)	(258,314,588)
Net decrease from capital share transactions	(67,545,312)	(93,885,989)
Net decrease in net assets	(37,825,817)	(46,910,482)

Net assets:
Beginning of year	315,768,068	362,678,550
End of year	$277,942,251	$315,768,068
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(502,785)

Capital share activity:
Shares sold
Investor Class	2,867,728	7,604,195
A-Class	141,639	171,354
C-Class	57,210	102,310
H-Class	2,581,532	3,763,839
Shares issued from reinvestment of distributions
Investor Class	149,667	—
A-Class	20,581	—
C-Class	18,870	—
H-Class	15,198	—
Shares redeemed
Investor Class	(3,595,001)	(8,424,736)
A-Class	(319,315)	(438,604)
C-Class	(109,190)	(239,863)
H-Class	(2,609,943)	(3,937,371)
Net decrease in shares	(781,024)	(1,398,876)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$79.72	$68.30	$93.63	$68.47	$48.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.57)	(.75)	(.27)	(.51)
Net gain (loss) on investments (realized and unrealized)	12.77	11.99	(23.30)	28.59	20.01
Total from investment operations	12.15	11.42	(24.05)	28.32	19.50
Less distributions from:
Net realized gains	(4.70)	—	(1.28)	(3.16)	—
Total distributions	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$87.17	$79.72	$68.30	$93.63	$68.47

Total Return[b]	15.34%	16.71%	(25.98%)	42.19%	39.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$210,564	$238,614	$260,476	$498,068	$313,324
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.76%)	(0.84%)	(0.34%)	(0.82%)
Total expenses	1.37%	1.37%	1.32%	1.33%	1.36%
Portfolio turnover rate	105%	207%	83%	107%	119%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$74.16	$63.69	$87.63	$64.41	$46.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	(.70)	(.91)	(.44)	(.62)
Net gain (loss) on investments (realized and unrealized)	11.85	11.17	(21.75)	26.82	18.85
Total from investment operations	11.09	10.47	(22.66)	26.38	18.23
Less distributions from:
Net realized gains	(4.70)	—	(1.28)	(3.16)	—
Total distributions	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$80.55	$74.16	$63.69	$87.63	$64.41

Total Return[b]	15.04%	16.42%	(26.17%)	41.83%	39.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,370	$36,849	$48,672	$89,260	$51,270
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(1.01%)	(1.09%)	(0.59%)	(1.07%)
Total expenses	1.62%	1.61%	1.57%	1.58%	1.61%
Portfolio turnover rate	105%	207%	83%	107%	119%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$67.34	$58.27	$80.88	$60.10	$43.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.25)	(1.11)	(1.40)	(.92)	(.99)
Net gain (loss) on investments (realized and unrealized)	10.75	10.18	(19.93)	24.86	17.68
Total from investment operations	9.50	9.07	(21.33)	23.94	16.69
Less distributions from:
Net realized gains	(4.70)	—	(1.28)	(3.16)	—
Total distributions	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$72.14	$67.34	$58.27	$80.88	$60.10

Total Return[b]	14.18%	15.55%	(26.72%)	40.75%	38.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,104	$20,997	$26,185	$41,424	$27,170
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.76%)	(1.84%)	(1.34%)	(1.82%)
Total expenses	2.37%	2.36%	2.33%	2.33%	2.36%
Portfolio turnover rate	105%	207%	83%	107%	119%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$72.16	$62.00	$85.38	$62.98	$45.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.70)	(.96)	(.61)	(.74)
Net gain (loss) on investments (realized and unrealized)	11.49	10.86	(21.14)	26.17	18.45
Total from investment operations	10.80	10.16	(22.10)	25.56	17.71
Less distributions from:
Net realized gains	(4.70)	—	(1.28)	(3.16)	—
Total distributions	(4.70)	—	(1.28)	(3.16)	—
Net asset value, end of period	$78.26	$72.16	$62.00	$85.38	$62.98

Total Return[b]	15.04%	16.39%	(26.22%)	41.49%	39.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,905	$19,308	$27,346	$63,196	$37,978
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(1.04%)	(1.17%)	(0.84%)	(1.32%)
Total expenses	1.62%	1.61%	1.65%	1.83%	1.86%
Portfolio turnover rate	105%	207%	83%	107%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 29, 2018, Consumer Products Fund Investor Class returned -0.04%, compared with -0.89% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to the performance of the Fund was beverages, followed by food products wholesalers. The packaged food industry detracted the most, followed by tobacco.

Estee Lauder Companies, Inc. Class A, Constellation Brands, Inc. Class A, and Brown-Forman Corp. Class B contributed the most to the performance of the Fund. Kraft-Heinz Co., BRF S.A. ADR, and TreeHouse Foods, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results..

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.1%
Coca-Cola Co.	4.8%
PepsiCo, Inc.	4.4%
Philip Morris International, Inc.	4.3%
Altria Group, Inc.	3.8%
Kraft Heinz Co.	3.0%
Colgate-Palmolive Co.	2.9%
Mondelez International, Inc. — Class A	2.8%
Estee Lauder Companies, Inc. — Class A	2.7%
Constellation Brands, Inc. — Class A	2.4%
Top Ten Total	36.2%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(0.04%)	8.53%	9.56%
A-Class Shares	(0.28%)	8.26%	9.29%
A-Class Shares with sales charge†	(5.01%)	7.21%	8.76%
C-Class Shares	(1.02%)	7.45%	8.47%
C-Class Shares with CDSC‡	(1.92%)	7.45%	8.47%
H-Class Shares**	(0.32%)	8.12%	9.08%
S&P 500 Consumer Staples Index	(0.89%)	8.62%	9.51%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 29, 2018
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Food - 39.6%
Kraft Heinz Co.	103,439	$6,443,215
Mondelez International, Inc. — Class A	140,823	5,876,544
Sysco Corp.	70,890	4,250,564
Tyson Foods, Inc. — Class A	55,815	4,085,100
General Mills, Inc.	80,803	3,640,983
Kroger Co.	146,993	3,519,012
Kellogg Co.	53,969	3,508,525
Hershey Co.	35,186	3,482,007
Hormel Foods Corp.[1]	96,228	3,302,545
Conagra Brands, Inc.	78,827	2,907,140
JM Smucker Co.	22,718	2,817,259
McCormick & Company, Inc.	26,433	2,812,207
Campbell Soup Co.[1]	63,790	2,762,745
Ingredion, Inc.	17,885	2,305,734
Lamb Weston Holdings, Inc.	38,810	2,259,518
Blue Buffalo Pet Products, Inc.*	53,839	2,143,331
US Foods Holding Corp.*	60,560	1,984,551
Pilgrim’s Pride Corp.*	77,029	1,895,684
Pinnacle Foods, Inc.	34,940	1,890,254
Flowers Foods, Inc.	76,142	1,664,464
Post Holdings, Inc.*	21,890	1,658,386
Lancaster Colony Corp.	11,511	1,417,465
Hain Celestial Group, Inc.*	41,555	1,332,669
Sprouts Farmers Market, Inc.*	55,841	1,310,588
Performance Food Group Co.*	43,619	1,302,027
BRF S.A. ADR*,1	182,044	1,259,745
Darling Ingredients, Inc.*	72,668	1,257,156
Sanderson Farms, Inc.	10,464	1,245,425
J&J Snack Foods Corp.	8,909	1,216,613
Cal-Maine Foods, Inc.*,1	25,490	1,113,913
Fresh Del Monte Produce, Inc.	24,550	1,110,642
United Natural Foods, Inc.*	25,450	1,092,823
TreeHouse Foods, Inc.*,1	28,152	1,077,377
Hostess Brands, Inc.*	72,100	1,066,359
Calavo Growers, Inc.[1]	10,860	1,001,292
B&G Foods, Inc.[1]	38,856	920,887
Dean Foods Co.	76,893	662,818
SUPERVALU, Inc.*	38,632	588,365
Total Food		84,185,932

Beverages - 23.8%
Coca-Cola Co.	236,980	10,292,041
PepsiCo, Inc.	86,295	9,419,099
Constellation Brands, Inc. — Class A	22,281	5,078,286
Monster Beverage Corp.*	75,884	4,341,324
Brown-Forman Corp. — Class B	71,635	3,896,944
Dr Pepper Snapple Group, Inc.	29,993	3,550,571
Molson Coors Brewing Co. — Class B	39,595	2,982,691
Anheuser-Busch InBev S.A. ADR	20,808	2,287,632
Coca-Cola European Partners plc	47,774	1,990,265
Diageo plc ADR	12,020	1,627,748
Fomento Economico Mexicano SAB de CV ADR	17,383	1,589,328
National Beverage Corp.	17,424	1,551,084
Boston Beer Company, Inc. — Class A*	6,199	1,171,921
Coca-Cola Bottling Company Consolidated	5,455	941,915
Total Beverages		50,720,849

Cosmetics & Personal Care - 13.4%
Procter & Gamble Co.	136,134	10,792,703
Colgate-Palmolive Co.	85,150	6,103,552
Estee Lauder Companies, Inc. — Class A	38,680	5,791,170
Coty, Inc. — Class A	151,039	2,764,014
Unilever N.V. — Class Y1	31,446	1,773,240
Edgewell Personal Care Co.*	24,548	1,198,433
Total Cosmetics & Personal Care		28,423,112

Agriculture - 12.5%
Philip Morris International, Inc.	92,015	9,146,291
Altria Group, Inc.	130,708	8,145,723
Archer-Daniels-Midland Co.	87,285	3,785,551
Bunge Ltd.	33,293	2,461,684
British American Tobacco plc ADR	32,697	1,886,290
Vector Group Ltd.[1]	61,198	1,247,827
Total Agriculture		26,673,366

Household Products & Housewares - 6.5%
Kimberly-Clark Corp.	43,007	4,736,361
Clorox Co.	24,084	3,205,821
Church & Dwight Company, Inc.	53,379	2,688,166
Spectrum Brands Holdings, Inc.[1]	18,873	1,957,130
Central Garden & Pet Co. — Class A*	28,660	1,135,223
Total Household Products & Housewares		13,722,701

Retail - 1.4%
Casey’s General Stores, Inc.	14,133	1,551,380
Nu Skin Enterprises, Inc. — Class A	20,748	1,529,335
Total Retail		3,080,715

Pharmaceuticals - 1.0%
Herbalife Ltd.*,1	22,765	2,218,905

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	25,425	1,514,822

Holding Companies-Diversified - 0.7%
HRG Group, Inc.*	88,280	1,455,737

Total Common Stocks
(Cost $145,269,282)		211,996,139

RIGHTS††† - 0.0%
PDC*,5	93,765	—
Total Rights
(Cost $11,528)		—

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
CONSUMER PRODUCTS FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.1%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$98,000	$98,000
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	32,068	32,068
Total Repurchase Agreements
(Cost $130,068)		130,068

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	10,416,568	10,416,568
Total Securities Lending Collateral
(Cost $10,416,568)		10,416,568

Total Investments - 104.6%
(Cost $155,827,446)		$222,542,775
Other Assets & Liabilities, net - (4.6)%		(9,807,463)
Total Net Assets - 100.0%		$212,735,312

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
[5]	Security was fair valued by the valuation committee at March 29, 2018. The total market value of fair valued securities amounts to $0, (cost $11,528) or less than 0.01% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$211,996,139	$—	$—		$211,996,139
Repurchase Agreements	—	130,068	—		130,068
Rights	—	—	—	*	—
Securities Lending Collateral	10,416,568	—	—		10,416,568
Total Assets	$222,412,707	$130,068	$—		$222,542,775

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $10,259,396 of securities loaned (cost $155,697,378)	$222,412,707
Repurchase agreements, at value (cost $130,068)	130,068
Cash	76,269
Receivables:
Securities sold	3,921,203
Dividends	549,568
Fund shares sold	148,332
Foreign taxes reclaim	25,954
Securities lending income	3,186
Interest	20
Total assets	227,267,307

Liabilities:
Payable for:
Return of securities loaned	10,416,568
Fund shares redeemed	3,795,820
Management fees	159,198
Transfer agent and administrative fees	46,823
Distribution and service fees	28,845
Portfolio accounting fees	18,729
Trustees’ fees*	5,744
Miscellaneous	60,268
Total liabilities	14,531,995
Commitments and contingent liabilities (Note 9)	—
Net assets	$212,735,312

Net assets consist of:
Paid in capital	$151,232,483
Undistributed net investment income	1,280,299
Accumulated net realized loss on investments	(6,492,799)
Net unrealized appreciation on investments	66,715,329
Net assets	$212,735,312

Investor Class:
Net assets	$152,717,417
Capital shares outstanding	2,500,245
Net asset value per share	$61.08

A-Class:
Net assets	$25,698,462
Capital shares outstanding	458,248
Net asset value per share	$56.08
Maximum offering price per share (Net asset value divided by 95.25%)	$58.88

C-Class:
Net assets	$23,531,298
Capital shares outstanding	485,166
Net asset value per share	$48.50

H-Class:
Net assets	$10,788,135
Capital shares outstanding	199,717
Net asset value per share	$54.02

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $2,991)	$5,940,845
Interest	15,348
Income from securities lending, net	94,179
Total investment income	6,050,372

Expenses:
Management fees	2,298,450
Distribution and service fees:
A-Class	85,801
C-Class	261,195
H-Class	54,172
Transfer agent and administrative fees	676,012
Portfolio accounting fees	263,943
Registration fees	206,723
Custodian fees	36,754
Trustees’ fees*	24,004
Line of credit fees	315
Miscellaneous	215,536
Total expenses	4,122,905
Net investment income	1,927,467

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	23,239,112
Net realized gain	23,239,112
Net change in unrealized appreciation (depreciation) on:
Investments	(24,998,417)
Net change in unrealized appreciation (depreciation)	(24,998,417)
Net realized and unrealized loss	(1,759,305)
Net increase in net assets resulting from operations	$168,162

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,927,467	$2,717,518
Net realized gain on investments	23,239,112	30,636,934
Net change in unrealized appreciation (depreciation) on investments	(24,998,417)	(15,544,633)
Net increase in net assets resulting from operations	168,162	17,809,819

Distributions to shareholders from:
Net investment income
Investor Class	(1,117,982)	(2,259,234)
A-Class	(221,707)	(473,017)
C-Class	(200,708)	(350,535)
H-Class	(121,349)	(619,330)
Net realized gains
Investor Class	(12,045,277)	(1,131,947)
A-Class	(2,388,695)	(236,997)
C-Class	(2,162,449)	(175,629)
H-Class	(1,307,434)	(310,304)
Total distributions to shareholders	(19,565,601)	(5,556,993)

Capital share transactions:
Proceeds from sale of shares
Investor Class	130,537,623	276,892,039
A-Class	7,333,176	33,790,536
C-Class	5,298,993	16,171,468
H-Class	107,726,917	114,109,709
Distributions reinvested
Investor Class	12,909,400	3,294,770
A-Class	2,223,126	587,359
C-Class	2,167,127	490,705
H-Class	1,013,286	886,577
Cost of shares redeemed
Investor Class	(185,748,371)	(357,313,404)
A-Class	(21,646,825)	(49,406,491)
C-Class	(9,756,998)	(12,830,920)
H-Class	(131,645,730)	(146,843,066)
Net decrease from capital share transactions	(79,588,276)	(120,170,718)
Net decrease in net assets	(98,985,715)	(107,917,892)

Net assets:
Beginning of year	311,721,027	419,638,919
End of year	$212,735,312	$311,721,027
Undistributed net investment income at end of year	$1,280,299	$1,014,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	1,992,523	4,295,268
A-Class	121,085	566,319
C-Class	101,400	304,356
H-Class	1,885,456	2,015,223
Shares issued from reinvestment of distributions
Investor Class	202,469	54,119
A-Class	37,950	10,403
C-Class	42,677	9,824
H-Class	17,957	16,250
Shares redeemed
Investor Class	(2,838,395)	(5,607,116)
A-Class	(358,706)	(835,458)
C-Class	(184,447)	(245,971)
H-Class	(2,301,905)	(2,596,061)
Net decrease in shares	(1,281,936)	(2,012,844)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$66.06	$62.84	$58.55	$52.08	$47.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.51	.61	.71	.46
Net gain (loss) on investments (realized and unrealized)	(.37)	3.58	4.92	6.44	5.81
Total from investment operations	.19	4.09	5.53	7.15	6.27
Less distributions from:
Net investment income	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$61.08	$66.06	$62.84	$58.55	$52.08

Total Return[b]	(0.04%)	6.62%	9.65%	13.77%	13.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,717	$207,683	$276,578	$222,954	$102,231
Ratios to average net assets:
Net investment income (loss)	0.86%	0.79%	1.03%	1.27%	0.91%
Total expenses	1.38%	1.36%	1.34%	1.34%	1.37%
Portfolio turnover rate	80%	75%	104%	87%	112%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$61.21	$58.43	$54.66	$48.79	$45.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.33	.45	.48	.33
Net gain (loss) on investments (realized and unrealized)	(.32)	3.32	4.56	6.07	5.44
Total from investment operations	.04	3.65	5.01	6.55	5.77
Less distributions from:
Net investment income	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$56.08	$61.21	$58.43	$54.66	$48.79

Total Return[b]	(0.28%)	6.35%	9.38%	13.47%	12.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,698	$40,272	$53,560	$32,762	$25,538
Ratios to average net assets:
Net investment income (loss)	0.60%	0.56%	0.82%	0.92%	0.70%
Total expenses	1.63%	1.62%	1.60%	1.60%	1.62%
Portfolio turnover rate	80%	75%	104%	87%	112%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$54.00	$52.04	$49.18	$44.29	$41.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.10)	.03	.09	(.01)
Net gain (loss) on investments (realized and unrealized)	(.26)	2.93	4.07	5.48	4.96
Total from investment operations	(.33)	2.83	4.10	5.57	4.95
Less distributions from:
Net investment income	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$48.50	$54.00	$52.04	$49.18	$44.29

Total Return[b]	(1.02%)	5.55%	8.57%	12.62%	12.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,531	$28,380	$23,799	$17,717	$14,125
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.20%)	0.05%	0.20%	(0.02%)
Total expenses	2.38%	2.36%	2.35%	2.35%	2.37%
Portfolio turnover rate	80%	75%	104%	87%	112%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$59.15	$56.50	$52.94	$47.39	$43.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.31	.39	.37	.24
Net gain (loss) on investments (realized and unrealized)	(.34)	3.21	4.41	5.86	5.26
Total from investment operations	.04	3.52	4.80	6.23	5.50
Less distributions from:
Net investment income	(.44)	(.58)	(.49)	(.24)	(.46)
Net realized gains	(4.73)	(.29)	(.75)	(.44)	(1.52)
Total distributions	(5.17)	(.87)	(1.24)	(.68)	(1.98)
Net asset value, end of period	$54.02	$59.15	$56.50	$52.94	$47.39

Total Return[b]	(0.32%)	6.35%	9.29%	13.19%	12.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,788	$35,387	$65,702	$49,751	$27,162
Ratios to average net assets:
Net investment income (loss)	0.65%	0.54%	0.72%	0.74%	0.51%
Total expenses	1.63%	1.61%	1.66%	1.85%	1.87%
Portfolio turnover rate	80%	75%	104%	87%	112%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights prior to that date reflect the performance of the former Advisor Class.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 29, 2018, Electronics Fund Investor Class returned 24.59%, compared with 27.68% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was semiconductor devices, followed by semiconductor manufacturing. The communications equipment industry detracted the most, followed by factory automation equipment.

NVIDIA Corp., Intel Corp., and Micron Technology, Inc. Holdings contributed the most to the performance of the Fund. Advanced Micro Devices, Inc., Macom Technology Solutions Holdings, Inc., and Himax Technologies, Inc. ADR detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.5%
NVIDIA Corp.	6.2%
Texas Instruments, Inc.	5.3%
Broadcom Ltd.	5.3%
QUALCOMM, Inc.	4.6%
Micron Technology, Inc.	4.1%
Applied Materials, Inc.	3.9%
Analog Devices, Inc.	3.1%
Lam Research Corp.	3.0%
Microchip Technology, Inc.	2.4%
Top Ten Total	46.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	24.59%	21.39%	10.57%
A-Class Shares	24.29%	21.10%	10.28%
A-Class Shares with sales charge†	18.39%	19.92%	9.74%
C-Class Shares	23.36%	20.18%	9.49%
C-Class Shares with CDSC‡	22.36%	20.18%	9.49%
H-Class Shares**	24.29%	20.93%	10.09%
S&P 500 Information Technology Index	27.68%	20.65%	14.15%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Semiconductors - 92.1%
Intel Corp.	148,792	$7,749,087
NVIDIA Corp.	24,707	5,721,894
Texas Instruments, Inc.	46,733	4,855,091
Broadcom Ltd.	20,547	4,841,901
QUALCOMM, Inc.	76,243	4,224,625
Micron Technology, Inc.*	72,412	3,775,562
Applied Materials, Inc.	64,972	3,613,093
Analog Devices, Inc.	31,082	2,832,503
Lam Research Corp.	13,394	2,721,125
Microchip Technology, Inc.	24,216	2,212,374
Xilinx, Inc.	28,776	2,078,778
Skyworks Solutions, Inc.	19,947	1,999,886
Maxim Integrated Products, Inc.	33,125	1,994,788
Taiwan Semiconductor Manufacturing Company Ltd. ADR	45,554	1,993,443
KLA-Tencor Corp.	17,884	1,949,535
NXP Semiconductor N.V.*	15,617	1,827,189
ON Semiconductor Corp.*	62,930	1,539,268
Marvell Technology Group Ltd.	70,257	1,475,397
Advanced Micro Devices, Inc.*,1	143,190	1,439,060
Teradyne, Inc.	31,294	1,430,449
ASML Holding N.V. — Class G	6,882	1,366,490
Qorvo, Inc.*	19,139	1,348,343
Microsemi Corp.*	20,810	1,346,823
MKS Instruments, Inc.	10,396	1,202,297
Mellanox Technologies Ltd.*	16,490	1,201,297
Cypress Semiconductor Corp.	69,092	1,171,800
STMicroelectronics N.V. — Class Y1	49,620	1,106,030
Cavium, Inc.*	13,782	1,094,015
Entegris, Inc.	30,920	1,076,016
Monolithic Power Systems, Inc.	9,131	1,057,096
Integrated Device Technology, Inc.*	31,599	965,665
Himax Technologies, Inc. ADR[1]	154,300	950,488
Silicon Laboratories, Inc.*	10,283	924,442
Semtech Corp.*	21,789	850,860
Cabot Microelectronics Corp.	7,448	797,755
Cirrus Logic, Inc.*	18,545	753,483
Amkor Technology, Inc.*	72,070	730,069
Power Integrations, Inc.	10,119	691,634
Brooks Automation, Inc.	24,540	664,543
Synaptics, Inc.*	13,267	606,700
Ambarella, Inc.*,1	12,312	603,165
Rambus, Inc.*	44,331	595,365
Inphi Corp.*,1	18,380	553,238
Xperi Corp.	22,593	477,842
MACOM Technology Solutions Holdings, Inc.*,1	26,152	434,123
Axcelis Technologies, Inc.*	17,190	422,874
Veeco Instruments, Inc.*	24,820	421,940
Ultra Clean Holdings, Inc.*	21,160	407,330
Impinj, Inc.*,1	19,520	254,150
Total Semiconductors		84,350,921

Energy-Alternate Sources - 2.8%
First Solar, Inc.*	19,510	1,384,820
SolarEdge Technologies, Inc.*	22,390	1,177,714
Total Energy-Alternate Sources		2,562,534

Electrical Components & Equipment - 1.4%
Advanced Energy Industries, Inc.*	11,701	747,694
SunPower Corp. — Class A*,1	69,555	555,049
Total Electrical Components & Equipment		1,302,743

Chemicals - 1.1%
Versum Materials, Inc.	26,050	980,261

Building Materials - 1.1%
Cree, Inc.*	24,291	979,170

Telecommunications - 0.6%
Acacia Communications, Inc.*,1	15,279	587,630

Machinery-Diversified - 0.4%
Ichor Holdings Ltd.*	14,870	360,003

Total Common Stocks
(Cost $82,045,473)		91,123,262

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$316,936	316,936
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	103,710	103,710
Total Repurchase Agreements
(Cost $420,646)		420,646

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	3,947,233	3,947,233
Total Securities Lending Collateral
(Cost $3,947,233)		3,947,233

Total Investments - 104.3%
(Cost $86,413,352)		$95,491,141
Other Assets & Liabilities, net - (4.3)%		(3,900,428)
Total Net Assets - 100.0%		$91,590,713

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$91,123,262	$—	$—	$91,123,262
Repurchase Agreements	—	420,646	—	420,646
Securities Lending Collateral	3,947,233	—	—	3,947,233
Total Assets	$95,070,495	$420,646	$—	$95,491,141

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $3,868,842 of securities loaned (cost $85,992,706)	$95,070,495
Repurchase agreements, at value (cost $420,646)	420,646
Cash	32,952
Receivables:
Fund shares sold	16,794,179
Dividends	15,020
Securities lending income	10,635
Interest	63
Total assets	112,343,990

Liabilities:
Payable for:
Securities purchased	14,652,488
Return of securities loaned	3,947,233
Fund shares redeemed	2,041,017
Management fees	60,455
Transfer agent and administrative fees	17,781
Portfolio accounting fees	7,112
Distribution and service fees	6,705
Trustees’ fees*	2,107
Miscellaneous	18,379
Total liabilities	20,753,277
Commitments and contingent liabilities (Note 9)	—
Net assets	$91,590,713

Net assets consist of:
Paid in capital	$85,452,555
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,939,631)
Net unrealized appreciation on investments	9,077,789
Net assets	$91,590,713

Investor Class:
Net assets	$54,504,544
Capital shares outstanding	397,907
Net asset value per share	$136.98

A-Class:
Net assets	$3,122,405
Capital shares outstanding	24,397
Net asset value per share	$127.98
Maximum offering price per share (Net asset value divided by 95.25%)	$134.36

C-Class:
Net assets	$2,854,890
Capital shares outstanding	24,660
Net asset value per share	$115.77

H-Class:
Net assets	$31,108,874
Capital shares outstanding	249,624
Net asset value per share	$124.62

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $94)	$687,523
Interest	3,492
Income from securities lending, net	91,726
Total investment income	782,741

Expenses:
Management fees	516,519
Distribution and service fees:
A-Class	9,119
C-Class	25,468
H-Class	41,917
Transfer agent and administrative fees	151,917
Portfolio accounting fees	60,766
Registration fees	52,773
Custodian fees	8,339
Trustees’ fees*	4,737
Line of credit fees	531
Miscellaneous	41,133
Total expenses	913,219
Net investment loss	(130,478)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,984,175
Net realized gain	11,984,175
Net change in unrealized appreciation (depreciation) on:
Investments	(4,918,334)
Net change in unrealized appreciation (depreciation)	(4,918,334)
Net realized and unrealized gain	7,065,841
Net increase in net assets resulting from operations	$6,935,363

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(130,478)	$27,832
Net realized gain on investments	11,984,175	1,912,633
Net change in unrealized appreciation (depreciation) on investments	(4,918,334)	8,829,509
Net increase in net assets resulting from operations	6,935,363	10,769,974

Distributions to shareholders from:
Net investment income
Investor Class	(14,748)	—
A-Class	(1,491)	—
C-Class	(1,386)	—
H-Class	(10,207)	—
Total distributions to shareholders	(27,832)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	184,416,460	256,339,415
A-Class	6,316,212	11,788,211
C-Class	3,267,135	4,290,342
H-Class	171,726,691	135,688,569
Distributions reinvested
Investor Class	14,589	—
A-Class	1,463	—
C-Class	1,378	—
H-Class	10,039	—
Cost of shares redeemed
Investor Class	(185,511,161)	(221,085,468)
A-Class	(8,222,219)	(9,887,302)
C-Class	(3,438,543)	(2,834,033)
H-Class	(165,718,844)	(125,204,966)
Net increase from capital share transactions	2,863,200	49,094,768
Net increase in net assets	9,770,731	59,864,742

Net assets:
Beginning of year	81,819,982	21,955,240
End of year	$91,590,713	$81,819,982
Undistributed net investment income at end of year	$—	$27,832

Capital share activity:
Shares sold
Investor Class	1,459,517	2,814,942
A-Class	55,677	134,060
C-Class	30,672	53,496
H-Class	1,625,380	1,726,169
Shares issued from reinvestment of distributions
Investor Class	113	—
A-Class	12	—
C-Class	13	—
H-Class	85	—
Shares redeemed
Investor Class	(1,531,925)	(2,445,893)
A-Class	(74,078)	(114,387)
C-Class	(33,242)	(36,554)
H-Class	(1,606,411)	(1,647,057)
Net increase (decrease) in shares	(74,187)	484,776

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$110.00	$81.23	$83.54	$69.82	$52.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	.15	.02	.29	(.04)
Net gain (loss) on investments (realized and unrealized)	27.15	28.62	(2.20)	13.43	17.79
Total from investment operations	27.04	28.77	(2.18)	13.72	17.75
Less distributions from:
Net investment income	(.06)	—	(.13)	—	(.04)
Total distributions	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$136.98	$110.00	$81.23	$83.54	$69.82

Total Return[b]	24.59%	35.41%	(2.61%)	19.65%	34.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,505	$51,722	$8,217	$18,144	$9,655
Ratios to average net assets:
Net investment income (loss)	(0.08%)	0.16%	0.02%	0.38%	(0.07%)
Total expenses	1.38%	1.38%	1.34%	1.35%	1.37%
Portfolio turnover rate	457%	643%	769%	562%	1,436%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$103.03	$76.25	$78.62	$65.87	$49.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.18)	(.20)	(.17)	(.33)
Net gain (loss) on investments (realized and unrealized)	25.34	26.96	(2.04)	12.92	16.95
Total from investment operations	25.01	26.78	(2.24)	12.75	16.62
Less distributions from:
Net investment income	(.06)	—	(.13)	—	(.04)
Total distributions	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$127.98	$103.03	$76.25	$78.62	$65.87

Total Return[b]	24.29%	35.11%	(2.84%)	19.36%	33.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,122	$4,408	$1,762	$1,680	$5,329
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.19%)	(0.26%)	(0.24%)	(0.59%)
Total expenses	1.63%	1.63%	1.60%	1.61%	1.62%
Portfolio turnover rate	457%	643%	769%	562%	1,436%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$93.90	$70.02	$72.76	$61.40	$46.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.14)	(.69)	(.63)	(.35)	(.54)
Net gain (loss) on investments (realized and unrealized)	23.07	24.57	(1.98)	11.71	15.66
Total from investment operations	21.93	23.88	(2.61)	11.36	15.12
Less distributions from:
Net investment income	(.06)	—	(.13)	—	(.04)
Total distributions	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$115.77	$93.90	$70.02	$72.76	$61.40

Total Return[b]	23.36%	34.09%	(3.58%)	18.50%	32.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,855	$2,556	$719	$1,280	$1,043
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(0.85%)	(0.91%)	(0.55%)	(1.03%)
Total expenses	2.38%	2.38%	2.35%	2.35%	2.37%
Portfolio turnover rate	457%	643%	769%	562%	1,436%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$100.33	$74.32	$76.66	$64.40	$48.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.08)	(.30)	.06	(.17)
Net gain (loss) on investments (realized and unrealized)	24.76	26.09	(1.91)	12.20	16.28
Total from investment operations	24.35	26.01	(2.21)	12.26	16.11
Less distributions from:
Net investment income	(.06)	—	(.13)	—	(.04)
Total distributions	(.06)	—	(.13)	—	(.04)
Net asset value, end of period	$124.62	$100.33	$74.32	$76.66	$64.40

Total Return[b]	24.29%	34.98%	(2.88%)	19.04%	33.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,109	$23,134	$11,257	$6,285	$3,577
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.09%)	(0.40%)	0.09%	(0.29%)
Total expenses	1.63%	1.63%	1.74%	1.85%	1.87%
Portfolio turnover rate	457%	643%	769%	562%	1,436%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 29, 2018, Energy Fund Investor Class returned -4.78%, compared with -0.16% for the S&P 500 Energy Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was refining & marketing, followed by integrated oils. The oil & gas services & equipment industry detracted the most, followed by exploration & production.

Valero Energy Corp., Marathon Petroleum Corp., and Petroleo Brasilerio S.A. ADR contributed the most to the performance of the Fund. Kinder Morgan, Inc. Class P, Baker Hughes Class A, and Schlumberger NV detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.0%
Chevron Corp.	4.9%
Schlumberger Ltd.	3.1%
ConocoPhillips	2.9%
EOG Resources, Inc.	2.7%
Occidental Petroleum Corp.	2.4%
Phillips 66	2.4%
Halliburton Co.	2.2%
Valero Energy Corp.	2.1%
Marathon Petroleum Corp.	2.0%
Top Ten Total	30.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(4.78%)	(5.95%)	(2.74%)
A-Class Shares	(4.99%)	(6.16%)	(2.97%)
A-Class Shares with sales charge†	(9.50%)	(7.06%)	(3.45%)
C-Class Shares	(5.73%)	(6.89%)	(3.71%)
C-Class Shares with CDSC‡	(6.66%)	(6.89%)	(3.71%)
H-Class Shares**	(5.03%)	(6.31%)	(3.17%)
S&P 500 Energy Index	(0.16%)	(0.41%)	1.30%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Oil & Gas - 73.4%
Exxon Mobil Corp.	36,922	$2,754,750
Chevron Corp.	19,775	2,255,141
ConocoPhillips	22,621	1,341,199
EOG Resources, Inc.	11,619	1,223,132
Occidental Petroleum Corp.	16,982	1,103,151
Phillips 66	11,195	1,073,824
Valero Energy Corp.	10,501	974,178
Marathon Petroleum Corp.	12,733	930,910
Anadarko Petroleum Corp.	14,835	896,182
Pioneer Natural Resources Co.	4,879	838,115
Continental Resources, Inc.*	13,179	776,902
Concho Resources, Inc.*	4,827	725,643
Hess Corp.	12,486	632,041
Devon Energy Corp.	19,641	624,387
Apache Corp.	16,089	619,105
Andeavor	6,007	604,064
Noble Energy, Inc.	19,491	590,577
Marathon Oil Corp.	36,595	590,277
Diamondback Energy, Inc.*	4,272	540,494
Equities Corp.	11,001	522,658
Cabot Oil & Gas Corp. — Class A	20,806	498,928
BP plc ADR	12,233	495,926
Parsley Energy, Inc. — Class A*	16,838	488,134
Transocean Ltd.*	48,661	481,744
Petroleo Brasileiro S.A. ADR*	33,802	477,960
HollyFrontier Corp.	9,564	467,297
Cimarex Energy Co.	4,968	464,508
Royal Dutch Shell plc — Class A ADR	7,180	458,156
RSP Permian, Inc.*	9,619	450,939
Suncor Energy, Inc.	13,041	450,436
Helmerich & Payne, Inc.	6,250	416,000
Encana Corp.	37,087	407,957
Canadian Natural Resources Ltd.	12,756	401,431
Energen Corp.*	6,362	399,915
WPX Energy, Inc.*	25,693	379,743
Antero Resources Corp.*	19,102	379,175
Centennial Resource Development, Inc. — Class A*,1	19,150	351,403
Newfield Exploration Co.*	14,317	349,621
Murphy Oil Corp.	12,795	330,623
PBF Energy, Inc. — Class A	9,118	309,100
Delek US Holdings, Inc.	7,346	298,982
Whiting Petroleum Corp.*	8,550	289,332
Patterson-UTI Energy, Inc.	16,358	286,429
Range Resources Corp.	19,461	282,963
Matador Resources Co.*	9,453	282,739
CNX Resources Corp.*	17,494	269,932
Callon Petroleum Co.*	20,320	269,037
PDC Energy, Inc.*	5,407	265,105
Kosmos Energy Ltd.*	40,110	252,693
Southwestern Energy Co.*	56,895	246,355
Oasis Petroleum, Inc.*	30,243	244,968
QEP Resources, Inc.*	24,924	244,006
SRC Energy, Inc.*	25,133	237,004
Nabors Industries Ltd.	32,466	226,937
Laredo Petroleum, Inc.*	25,480	221,931
SM Energy Co.	12,160	219,245
Diamond Offshore Drilling, Inc.*,1	14,708	215,619
Extraction Oil & Gas, Inc.*,1	17,752	203,438
Gulfport Energy Corp.*	20,248	195,393
Carrizo Oil & Gas, Inc.*	11,537	184,592
Rowan Companies plc — Class A	15,867	183,105
Ultra Petroleum Corp.*	33,415	139,341
Halcon Resources Corp.*	26,740	130,224
Total Oil & Gas		33,465,096

Oil & Gas Services - 12.5%
Schlumberger Ltd.	21,991	1,424,577
Halliburton Co.	21,132	991,936
Baker Hughes a GE Co.	29,938	831,378
National Oilwell Varco, Inc.	15,548	572,322
TechnipFMC plc	15,576	458,713
Core Laboratories N.V.	3,539	382,991
RPC, Inc.[1]	15,942	287,434
Oceaneering International, Inc.	11,116	206,091
Dril-Quip, Inc.*	4,420	198,016
McDermott International, Inc.*	29,671	180,696
Superior Energy Services, Inc.*	19,357	163,180
Total Oil & Gas Services		5,697,334

Pipelines - 10.1%
Kinder Morgan, Inc.	56,920	857,215
ONEOK, Inc.	13,113	746,392
Williams Companies, Inc.	26,620	661,773
Cheniere Energy, Inc.*	10,272	549,038
Targa Resources Corp.	10,725	471,900
Enbridge, Inc.	12,403	390,323
Plains GP Holdings, LP — Class A	17,820	387,585
TransCanada Corp.	8,378	346,095
SemGroup Corp. — Class A	9,205	196,987
Total Pipelines		4,607,308

Coal - 1.2%
Peabody Energy Corp.	8,982	327,843
Arch Coal, Inc. — Class A	2,314	212,610
Total Coal		540,453

Metal Fabricate & Hardware - 0.8%
Tenaris S.A. ADR	9,815	340,286

Transportation - 0.7%
Golar LNG Ltd.	12,009	328,566

Mining - 0.5%
US Silica Holdings, Inc.[1]	8,426	215,032

Energy-Alternate Sources - 0.1%
Green Plains, Inc.	3,466	58,229

Total Common Stocks
(Cost $43,388,336)		45,252,304

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
ENERGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$166,446	$166,446
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	54,466	54,466
Total Repurchase Agreements
(Cost $220,912)		220,912

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	893,759	893,759
Total Securities Lending Collateral
(Cost $893,759)		893,759

Total Investments - 101.8%
(Cost $44,503,007)		$46,366,975
Other Assets & Liabilities, net - (1.8)%		(800,898)
Total Net Assets - 100.0%		$45,566,077

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$45,252,304	$—	$—	$45,252,304
Repurchase Agreements	—	220,912	—	220,912
Securities Lending Collateral	893,759	—	—	893,759
Total Assets	$46,146,063	$220,912	$—	$46,366,975

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $891,172 of securities loaned (cost $44,282,095)	$46,146,063
Repurchase agreements, at value (cost $220,912)	220,912
Cash	11,905
Receivables:
Fund shares sold	128,653
Dividends	37,631
Securities lending income	1,163
Interest	33
Total assets	46,546,360

Liabilities:
Payable for:
Return of securities loaned	893,759
Management fees	32,917
Fund shares redeemed	23,246
Transfer agent and administrative fees	9,681
Distribution and service fees	4,098
Portfolio accounting fees	3,873
Trustees’ fees*	1,287
Miscellaneous	11,422
Total liabilities	980,283
Commitments and contingent liabilities (Note 9)	—
Net assets	$45,566,077

Net assets consist of:
Paid in capital	$56,861,277
Undistributed net investment income	297,239
Accumulated net realized loss on investments	(13,456,407)
Net unrealized appreciation on investments	1,863,968
Net assets	$45,566,077

Investor Class:
Net assets	$37,252,978
Capital shares outstanding	500,618
Net asset value per share	$74.41

A-Class:
Net assets	$3,111,347
Capital shares outstanding	44,694
Net asset value per share	$69.61
Maximum offering price per share (Net asset value divided by 95.25%)	$73.08

C-Class:
Net assets	$3,721,458
Capital shares outstanding	60,258
Net asset value per share	$61.76

H-Class:
Net assets	$1,480,294
Capital shares outstanding	21,926
Net asset value per share	$67.51

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $8,291)	$839,651
Interest	1,936
Income from securities lending, net	16,255
Total investment income	857,842

Expenses:
Management fees	311,465
Distribution and service fees:
A-Class	9,094
C-Class	37,372
H-Class	10,550
Transfer agent and administrative fees	91,607
Portfolio accounting fees	36,642
Custodian fees	4,994
Trustees’ fees*	3,174
Line of credit fees	82
Miscellaneous	55,623
Total expenses	560,603
Net investment income	297,239

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,684,879)
Net realized loss	(4,684,879)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,857,203)
Net change in unrealized appreciation (depreciation)	(2,857,203)
Net realized and unrealized loss	(7,542,082)
Net decrease in net assets resulting from operations	$(7,244,843)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$297,239	$216,907
Net realized gain (loss) on investments	(4,684,879)	16,836,670
Net change in unrealized appreciation (depreciation) on investments	(2,857,203)	(7,539,822)
Net increase (decrease) in net assets resulting from operations	(7,244,843)	9,513,755

Distributions to shareholders from:
Net investment income
Investor Class	(138,848)	(351,546)
A-Class	(22,559)	(49,747)
C-Class	(31,688)	(41,247)
H-Class	(23,003)	(34,258)
Total distributions to shareholders	(216,098)	(476,798)

Capital share transactions:
Proceeds from sale of shares
Investor Class	187,902,025	493,753,144
A-Class	3,839,484	16,971,738
C-Class	2,664,232	3,666,194
H-Class	204,852,584	171,920,788
Distributions reinvested
Investor Class	135,313	348,105
A-Class	21,869	48,237
C-Class	30,537	40,264
H-Class	23,003	34,251
Cost of shares redeemed
Investor Class	(170,656,375)	(498,261,928)
A-Class	(5,288,341)	(19,236,171)
C-Class	(2,983,150)	(4,323,277)
H-Class	(203,666,361)	(173,329,752)
Net increase (decrease) from capital share transactions	16,874,820	(8,368,407)
Net increase in net assets	9,413,879	668,550

Net assets:
Beginning of year	36,152,198	35,483,648
End of year	$45,566,077	$36,152,198
Undistributed net investment income at end of year	$297,239	$216,907

Capital share activity:
Shares sold
Investor Class	2,496,999	6,399,342	*
A-Class	54,358	236,733	*
C-Class	42,714	56,272	*
H-Class	3,111,361	2,421,978	*
Shares issued from reinvestment of distributions
Investor Class	1,809	4,391	*
A-Class	312	648	*
C-Class	490	603	*
H-Class	339	474	*
Shares redeemed
Investor Class	(2,306,622)	(6,428,844	)*
A-Class	(77,407)	(270,062	)*
C-Class	(48,479)	(65,587	)*
H-Class	(3,125,440)	(2,432,686	)*
Net increase (decrease) in shares	150,434	(76,738	)*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 7, 2016.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$78.73	$66.61	$92.98	$118.79	$104.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.40	1.12	.84	.60
Net gain (loss) on investments (realized and unrealized)	(4.37)	12.24	(26.37)	(26.21)	13.71
Total from investment operations	(3.76)	12.64	(25.25)	(25.37)	14.31
Less distributions from:
Net investment income	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	(.60)	—	—
Total distributions	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$74.41	$78.73	$66.61	$92.98	$118.79

Total Return[b]	(4.78%)	18.99%	(27.30%)	(21.42%)	13.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,253	$24,284	$22,216	$28,123	$35,546
Ratios to average net assets:
Net investment income (loss)	0.82%	0.52%	1.38%	0.72%	0.55%
Total expenses	1.37%	1.37%	1.35%	1.35%	1.37%
Portfolio turnover rate	954%	996%	595%	463%	231%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$73.86	$62.67	$87.76	$112.30	$99.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.23	.76	.48	.32
Net gain (loss) on investments (realized and unrealized)	(4.23)	11.48	(24.73)	(24.58)	12.92
Total from investment operations	(3.69)	11.71	(23.97)	(24.10)	13.24
Less distributions from:
Net investment income	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	(.60)	—	—
Total distributions	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$69.61	$73.86	$62.67	$87.76	$112.30

Total Return[b]	(4.99%)	18.65%	(27.46%)	(21.49%)	13.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,111	$4,980	$6,274	$4,671	$6,624
Ratios to average net assets:
Net investment income (loss)	0.78%	0.31%	1.02%	0.43%	0.30%
Total expenses	1.63%	1.62%	1.60%	1.60%	1.62%
Portfolio turnover rate	954%	996%	595%	463%	231%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$66.10	$56.55	$79.93	$103.21	$91.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.29)	.08	(.20)	(.48)
Net gain (loss) on investments (realized and unrealized)	(3.77)	10.36	(22.34)	(22.64)	11.97
Total from investment operations	(3.78)	10.07	(22.26)	(22.84)	11.49
Less distributions from:
Net investment income	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	(.60)	—	—
Total distributions	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$61.76	$66.10	$56.55	$79.93	$103.21

Total Return[b]	(5.73%)	17.76%	(28.01%)	(22.18%)	12.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,721	$4,331	$4,198	$6,754	$8,357
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.45%)	0.15%	(0.20%)	(0.52%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	954%	996%	595%	463%	231%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c,d]	Year Ended March 31, 2015[c,d]	Year Ended March 31, 2014[c,d]
Per Share Data
Net asset value, beginning of period	$71.68	$60.90	$85.36	$109.61	$96.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.99	.02	.40	.28	(.08)
Net gain (loss) on investments (realized and unrealized)	(4.60)	11.28	(23.74)	(24.09)	12.77
Total from investment operations	(3.61)	11.30	(23.34)	(23.81)	12.69
Less distributions from:
Net investment income	(.56)	(.52)	(.52)	(.44)	—
Net realized gains	—	—	(.60)	—	—
Total distributions	(.56)	(.52)	(1.12)	(.44)	—
Net asset value, end of period	$67.51	$71.68	$60.90	$85.36	$109.61

Total Return[b]	(5.03%)	18.57%	(27.53%)	(21.76%)	13.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,480	$2,556	$2,795	$6,452	$4,764
Ratios to average net assets:
Net investment income (loss)	1.50%	0.03%	0.55%	0.27%	(0.09%)
Total expenses	1.63%	1.63%	1.70%	1.85%	1.87%
Portfolio turnover rate	954%	996%	595%	463%	231%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[d]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 29, 2018, Energy Services Fund Investor Class returned -21.11%, compared with -0.16% for the S&P 500 Energy Index. The broader S&P 500 Index returned 13.99%.

The only industry to contribute to the performance of the Fund was steel producers. The marine shipping industry detracted the least. The oil & gas services & equipment industry detracted the most.

ProPetro Holding Corp., Helmerich & Payne, Inc., and RPC, Inc. contributed the most to the performance of the Fund. Baker Hughes Class A, Schlumberger NV, and U.S. Silica Holdings, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Halliburton Co.	11.7%
Schlumberger Ltd.	11.1%
Baker Hughes a GE Co.	9.8%
National Oilwell Varco, Inc.	6.7%
Helmerich & Payne, Inc.	4.9%
Transocean Ltd.	4.0%
TechnipFMC plc	3.8%
RPC, Inc.	3.4%
Patterson-UTI Energy, Inc.	3.4%
Core Laboratories N.V.	3.0%
Top Ten Total	61.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(21.11%)	(13.80%)	(7.75%)
A-Class Shares	(21.31%)	(14.01%)	(7.98%)
A-Class Shares with sales charge†	(25.06%)	(14.84%)	(8.42%)
C-Class Shares	(21.89%)	(14.66%)	(8.67%)
C-Class Shares with CDSC‡	(22.66%)	(14.66%)	(8.67%)
H-Class Shares**	(21.40%)	(14.16%)	(8.17%)
S&P 500 Energy Index	(0.16%)	(0.41%)	1.30%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Oil & Gas Services - 71.7%
Halliburton Co.	66,146	$3,104,893
Schlumberger Ltd.	45,695	2,960,122
Baker Hughes a GE Co.	93,692	2,601,827
National Oilwell Varco, Inc.	48,664	1,791,322
TechnipFMC plc	34,280	1,009,546
RPC, Inc.[1]	49,901	899,715
Core Laboratories N.V.	7,254	785,028
C&J Energy Services, Inc.*	25,117	648,521
Oceaneering International, Inc.	34,807	645,322
Dril-Quip, Inc.*	13,832	619,674
Oil States International, Inc.*	23,229	608,600
Keane Group, Inc.*	39,378	582,794
McDermott International, Inc.*	92,870	565,578
ProPetro Holding Corp.*	32,795	521,113
Superior Energy Services, Inc.*	60,603	510,883
Forum Energy Technologies, Inc.*	46,102	507,122
Helix Energy Solutions Group, Inc.*	73,449	425,270
Basic Energy Services, Inc.*	18,751	270,764
Total Oil & Gas Services		19,058,094

Oil & Gas - 21.4%
Helmerich & Payne, Inc.	19,563	1,302,113
Transocean Ltd.*	106,318	1,052,548
Patterson-UTI Energy, Inc.	51,202	896,547
Nabors Industries Ltd.	101,623	710,345
Diamond Offshore Drilling, Inc.*,1	46,050	675,093
Rowan Companies plc — Class A*	49,661	573,088
Unit Corp.*	24,798	490,008
Total Oil & Gas		5,699,742

Mining - 4.3%
US Silica Holdings, Inc.[1]	26,380	673,218
Fairmount Santrol Holdings, Inc.*,1	110,281	468,694
Total Mining		1,141,912

Metal Fabricate & Hardware - 2.6%
Tenaris S.A. ADR	19,776	685,634

Total Common Stocks
(Cost $25,261,014)		26,585,382

SECURITIES LENDING COLLATERAL†,2 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[3]	719,875	719,875
Total Securities Lending Collateral
(Cost $719,875)		719,875

Total Investments - 102.7%
(Cost $25,980,889)		$27,305,257
Other Assets & Liabilities, net - (2.7)%		(724,072)
Total Net Assets - 100.0%		$26,581,185

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Securities lending collateral — See Note 5.
[3]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,585,382	$—	$—	$26,585,382
Securities Lending Collateral	719,875	—	—	719,875
Total Assets	$27,305,257	$—	$—	$27,305,257

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $718,911 of securities loaned (cost $25,980,889)	$27,305,257
Cash	1,800
Receivables:
Fund shares sold	15,298,071
Dividends	18,720
Securities lending income	1,424
Total assets	42,625,272

Liabilities:
Payable for:
Securities purchased	15,290,377
Return of securities loaned	719,875
Fund shares redeemed	12,235
Management fees	10,207
Transfer agent and administrative fees	3,002
Distribution and service fees	2,533
Portfolio accounting fees	1,201
Line of credit	1,000
Trustees’ fees*	327
Miscellaneous	3,330
Total liabilities	16,044,087
Commitments and contingent liabilities (Note 9)	—
Net assets	$26,581,185

Net assets consist of:
Paid in capital	$46,289,933
Undistributed net investment income	144,264
Accumulated net realized loss on investments	(21,177,380)
Net unrealized appreciation on investments	1,324,368
Net assets	$26,581,185

Investor Class:
Net assets	$8,180,745
Capital shares outstanding	324,620
Net asset value per share	$25.20

A-Class:
Net assets	$810,805
Capital shares outstanding	34,241
Net asset value per share	$23.68
Maximum offering price per share (Net asset value divided by 95.25%)	$24.86

C-Class:
Net assets	$1,835,595
Capital shares outstanding	86,587
Net asset value per share	$21.20

H-Class:
Net assets	$15,754,040
Capital shares outstanding	687,053
Net asset value per share	$22.93

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,128)	$521,356
Interest	978
Income from securities lending, net	22,939
Total investment income	545,273

Expenses:
Management fees	135,607
Distribution and service fees:
A-Class	2,430
C-Class	23,228
H-Class	8,310
Transfer agent and administrative fees	39,884
Registration fees	24,351
Portfolio accounting fees	15,954
Custodian fees	2,361
Trustees’ fees*	1,659
Line of credit fees	169
Miscellaneous	46
Total expenses	253,999
Net investment income	291,274

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,444,559)
Net realized loss	(7,444,559)
Net change in unrealized appreciation (depreciation) on:
Investments	(339,591)
Net change in unrealized appreciation (depreciation)	(339,591)
Net realized and unrealized loss	(7,784,150)
Net decrease in net assets resulting from operations	$(7,492,876)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$291,274	$(57,835)
Net realized gain (loss) on investments	(7,444,559)	2,496,264
Net change in unrealized appreciation (depreciation) on investments	(339,591)	(5,748,250)
Net decrease in net assets resulting from operations	(7,492,876)	(3,309,821)

Distributions to shareholders from:
Net investment income
Investor Class	(77,500)	(72,838)
A-Class	(8,803)	(10,527)
C-Class	(25,585)	(24,559)
H-Class	(15,779)	(17,351)
Total distributions to shareholders	(127,667)	(125,275)

Capital share transactions:
Proceeds from sale of shares
Investor Class	101,522,125	263,468,153
A-Class	1,987,451	8,139,379
C-Class	1,564,834	2,698,788
H-Class	270,016,912	250,508,623
Distributions reinvested
Investor Class	75,443	70,070
A-Class	8,684	10,195
C-Class	25,188	24,152
H-Class	15,754	17,345
Cost of shares redeemed
Investor Class	(101,745,311)	(260,388,533)
A-Class	(2,210,733)	(9,647,003)
C-Class	(2,348,014)	(2,189,013)
H-Class	(255,214,248)	(245,387,042)
Net increase from capital share transactions	13,698,085	7,325,114
Net increase in net assets	6,077,542	3,890,018

Net assets:
Beginning of year	20,503,643	16,613,625
End of year	$26,581,185	$20,503,643
Undistributed (distributions in excess of) net investment income at end of year	$144,264	$(19,392)

Capital share activity:
Shares sold
Investor Class	3,791,772	8,714,449
A-Class	75,541	268,911
C-Class	68,343	95,397
H-Class	11,304,517	8,533,238
Shares issued from reinvestment of distributions
Investor Class	2,824	2,229
A-Class	346	344
C-Class	1,118	899
H-Class	647	603
Shares redeemed
Investor Class	(3,834,651)	(8,687,119)
A-Class	(84,270)	(332,719)
C-Class	(101,591)	(81,589)
H-Class	(10,760,388)	(8,456,785)
Net increase in shares	464,208	57,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$32.24	$28.41	$39.36	$62.43	$54.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.59 [d]	.01	.29	.48	.02
Net gain (loss) on investments (realized and unrealized)	(7.38)	4.07	(10.90)	(23.55)	7.98
Total from investment operations	(6.79)	4.08	(10.61)	(23.07)	8.00
Less distributions from:
Net investment income	(.25)	(.25)	(.34)	—	—
Total distributions	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$25.20	$32.24	$28.41	$39.36	$62.43

Total Return[b]	(21.11%)	14.38%	(27.05%)	(36.95%)	14.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,181	$11,757	$9,521	$16,144	$33,244
Ratios to average net assets:
Net investment income (loss)	2.19%[e]	0.03%	0.83%	0.86%	0.03%
Total expenses	1.38%	1.38%	1.35%	1.36%	1.37%
Portfolio turnover rate	1,824%	1,830%	1,241%	494%	350%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$30.39	$26.86	$37.32	$59.34	$51.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.60 [d]	(.14)	.24	.25	(.13)
Net gain (loss) on investments (realized and unrealized)	(7.06)	3.92	(10.36)	(22.27)	7.61
Total from investment operations	(6.46)	3.78	(10.12)	(22.02)	7.48
Less distributions from:
Net investment income	(.25)	(.25)	(.34)	—	—
Total distributions	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$23.68	$30.39	$26.86	$37.32	$59.34

Total Return[b]	(21.31%)	14.09%	(27.22%)	(37.11%)	14.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$811	$1,295	$2,849	$3,545	$7,557
Ratios to average net assets:
Net investment income (loss)	2.37%[e]	(0.47%)	0.73%	0.47%	(0.23%)
Total expenses	1.63%	1.62%	1.59%	1.60%	1.62%
Portfolio turnover rate	1,824%	1,830%	1,241%	494%	350%

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.44	$24.46	$34.28	$54.92	$48.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.38 [d]	(.33)	(.05)	(.12)	(.50)
Net gain (loss) on investments (realized and unrealized)	(6.37)	3.56	(9.43)	(20.52)	7.05
Total from investment operations	(5.99)	3.23	(9.48)	(20.64)	6.55
Less distributions from:
Net investment income	(.25)	(.25)	(.34)	—	—
Total distributions	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$21.20	$27.44	$24.46	$34.28	$54.92

Total Return[b]	(21.89%)	13.22%	(27.76%)	(37.58%)	13.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,836	$3,258	$2,544	$3,889	$8,616
Ratios to average net assets:
Net investment income (loss)	1.66%[e]	(1.23%)	(0.16%)	(0.24%)	(0.97%)
Total expenses	2.38%	2.37%	2.35%	2.36%	2.37%
Portfolio turnover rate	1,824%	1,830%	1,241%	494%	350%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$29.47	$26.07	$36.29	$57.89	$50.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.19 [d]	(.08)	.05	.07	(.27)
Net gain (loss) on investments (realized and unrealized)	(6.48)	3.73	(9.93)	(21.67)	7.44
Total from investment operations	(6.29)	3.65	(9.88)	(21.60)	7.17
Less distributions from:
Net investment income	(.25)	(.25)	(.34)	—	—
Total distributions	(.25)	(.25)	(.34)	—	—
Net asset value, end of period	$22.93	$29.47	$26.07	$36.29	$57.89

Total Return[b]	(21.40%)	14.02%	(27.31%)	(37.33%)	14.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,754	$4,193	$1,700	$1,814	$4,933
Ratios to average net assets:
Net investment income (loss)	0.76%[e]	(0.29%)	0.15%	0.13%	(0.50%)
Total expenses	1.63%	1.62%	1.67%	1.86%	1.87%
Portfolio turnover rate	1,824%	1,830%	1,241%	494%	350%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[d]	Net investment income per share includes $0.54, $0.50, $0.45, and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.
[e]	Net investment income to average net assets includes 1.99% for Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 29, 2018, Financial Services Fund Investor Class returned 11.37%, compared with 18.03% for the S&P 500 Financials Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was banks, followed by diversified banks. The real estate investment trust industry detracted the most, followed by investment companies.

JPMorgan Chase & Co., Bank of America Corp., and Berkshire Hathaway, Inc. Class B contributed the most to the performance of the Fund. Colony NorthStar, Inc. Class A, Kimco Realty Corp., and AmTrust Financial Services, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.6%
JPMorgan Chase & Co.	2.3%
Bank of America Corp.	2.1%
Wells Fargo & Co.	1.9%
Citigroup, Inc.	1.5%
Goldman Sachs Group, Inc.	1.2%
Morgan Stanley	1.2%
BlackRock, Inc. — Class A	1.1%
U.S. Bancorp	1.1%
American Express Co.	1.1%
Top Ten Total	16.1%

“Ten Largest Holdings” excludes any temporary cash investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	11.37%	10.37%	4.54%
A-Class Shares	11.08%	10.10%	4.27%
A-Class Shares with sales charge†	5.81%	9.03%	3.77%
C-Class Shares	10.27%	9.29%	3.53%
C-Class Shares with CDSC‡	9.27%	9.29%	3.53%
H-Class Shares**	11.11%	9.98%	4.07%
S&P 500 Financials Index	18.03%	15.46%	5.25%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 29, 2018
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 98.8%

REITs - 29.1%
American Tower Corp. — Class A	2,642	$383,988
Simon Property Group, Inc.	2,148	331,544
Crown Castle International Corp.	2,907	318,636
Equinix, Inc.	675	282,245
Public Storage	1,406	281,748
Prologis, Inc.	4,340	273,377
Weyerhaeuser Co.	7,013	245,455
Equity Residential	3,739	230,397
Digital Realty Trust, Inc.	2,171	228,780
AvalonBay Communities, Inc.	1,389	228,435
Welltower, Inc.	3,968	215,978
SBA Communications Corp.*	1,256	214,676
GGP, Inc.	10,135	207,362
Boston Properties, Inc.	1,680	207,010
Ventas, Inc.	4,030	199,606
Essex Property Trust, Inc.	804	193,507
Realty Income Corp.	3,558	184,055
Host Hotels & Resorts, Inc.	9,383	174,899
Vornado Realty Trust	2,515	169,260
Alexandria Real Estate Equities, Inc.	1,350	168,601
Annaly Capital Management, Inc.	15,946	166,317
Invitation Homes, Inc.	7,209	164,581
HCP, Inc.	6,863	159,427
Extra Space Storage, Inc.	1,805	157,685
Mid-America Apartment Communities, Inc.	1,695	154,652
Regency Centers Corp.	2,561	151,048
Duke Realty Corp.	5,600	148,288
UDR, Inc.	4,152	147,894
Iron Mountain, Inc.	4,413	145,011
SL Green Realty Corp.	1,451	140,500
Federal Realty Investment Trust	1,192	138,403
Camden Property Trust	1,596	134,351
Equity LifeStyle Properties, Inc.	1,529	134,200
Macerich Co.	2,345	131,367
AGNC Investment Corp.	6,923	130,983
Sun Communities, Inc.	1,430	130,659
Gaming and Leisure Properties, Inc.	3,821	127,889
Kilroy Realty Corp.	1,789	126,947
VEREIT, Inc.	17,746	123,512
Apartment Investment & Management Co. — Class A	2,990	121,842
National Retail Properties, Inc.	3,003	117,898
Douglas Emmett, Inc.	3,199	117,595
Kimco Realty Corp.	8,159	117,490
Lamar Advertising Co. — Class A	1,824	116,116
American Homes 4 Rent — Class A	5,730	115,058
Liberty Property Trust	2,867	113,906
Healthcare Trust of America, Inc. — Class A	4,255	112,545
Starwood Property Trust, Inc.	5,317	111,391
Park Hotels & Resorts, Inc.	4,106	110,944
New Residential Investment Corp.	6,727	110,659
American Campus Communities, Inc.	2,853	110,183
Omega Healthcare Investors, Inc.[1]	4,073	110,134
DCT Industrial Trust, Inc.	1,931	108,793
CubeSmart	3,844	108,401
Forest City Realty Trust, Inc. — Class A	5,317	107,722
CyrusOne, Inc.	2,101	107,592
Hudson Pacific Properties, Inc.	3,295	107,186
CoreSite Realty Corp.	1,057	105,975
STORE Capital Corp.	4,227	104,914
Brixmor Property Group, Inc.	6,667	101,672
Hospitality Properties Trust	3,842	97,356
Life Storage, Inc.	1,152	96,215
Weingarten Realty Investors	3,259	91,513
LaSalle Hotel Properties	3,148	91,323
Senior Housing Properties Trust	5,800	90,828
Sunstone Hotel Investors, Inc.	5,854	89,098
Taubman Centers, Inc.	1,560	88,780
Gramercy Property Trust	4,031	87,594
Spirit Realty Capital, Inc.	11,272	87,471
PotlatchDeltic Corp.	1,680	87,444
RLJ Lodging Trust	4,465	86,800
Sabra Health Care REIT, Inc.	4,735	83,573
Colony NorthStar, Inc. — Class A	14,314	80,445
Uniti Group, Inc.[1]	4,944	80,340
DDR Corp.	10,557	77,383
Tanger Factory Outlet Centers, Inc.[1]	3,163	69,586
Retail Opportunity Investments Corp.	3,804	67,217
Total REITs		11,244,255

Banks - 28.1%
JPMorgan Chase & Co.	8,117	892,626
Bank of America Corp.	26,646	799,114
Wells Fargo & Co.	13,776	722,000
Citigroup, Inc.	8,747	590,422
Goldman Sachs Group, Inc.	1,815	457,126
Morgan Stanley	8,320	448,947
U.S. Bancorp	8,228	415,514
PNC Financial Services Group, Inc.	2,563	387,628
Bank of New York Mellon Corp.	6,315	325,412
Capital One Financial Corp.	3,304	316,589
BB&T Corp.	5,612	292,048
State Street Corp.	2,753	274,557
SunTrust Banks, Inc.	3,819	259,845
M&T Bank Corp.	1,310	241,512
Northern Trust Corp.	2,153	222,039
Fifth Third Bancorp	6,742	214,058
Regions Financial Corp.	11,252	209,062
Citizens Financial Group, Inc.	4,887	205,156
KeyCorp	10,416	203,633
Comerica, Inc.	1,951	187,159
Huntington Bancshares, Inc.	12,150	183,465
First Republic Bank	1,917	177,533
Banco Bradesco S.A. ADR	14,036	166,748
SVB Financial Group*	672	161,287
Popular, Inc.	3,590	149,416
Zions Bancorporation	2,791	147,169
East West Bancorp, Inc.	2,189	136,900
Signature Bank*	887	125,910
Cullen/Frost Bankers, Inc.	1,149	121,874

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
FINANCIAL SERVICES FUND

	Shares	Value

Commerce Bancshares, Inc.	1,993	$119,401
CIT Group, Inc.	2,315	119,222
PacWest Bancorp	2,302	114,018
Western Alliance Bancorporation*	1,960	113,896
First Horizon National Corp.	6,031	113,564
Bank of the Ozarks	2,349	113,386
Synovus Financial Corp.	2,256	112,665
Pinnacle Financial Partners, Inc.	1,600	102,720
Wintrust Financial Corp.	1,180	101,539
Umpqua Holdings Corp.	4,647	99,492
Texas Capital Bancshares, Inc.*	1,099	98,800
Hancock Holding Co.	1,867	96,524
BankUnited, Inc.	2,360	94,353
IBERIABANK Corp.	1,197	93,366
Home BancShares, Inc.	3,965	90,442
United Bankshares, Inc.	2,530	89,183
MB Financial, Inc.	2,058	83,308
Fulton Financial Corp.	4,523	80,283
Total Banks		10,870,911

Insurance - 21.3%
Berkshire Hathaway, Inc. — Class B*	5,127	1,022,734
American International Group, Inc.	6,014	327,282
MetLife, Inc.	7,006	321,505
Prudential Financial, Inc.	2,947	305,162
Marsh & McLennan Companies, Inc.	3,664	302,610
Travelers Companies, Inc.	2,082	289,107
Progressive Corp.	4,678	285,031
Chubb Ltd.	2,015	275,592
Allstate Corp.	2,891	274,067
Aflac, Inc.	6,202	271,399
Aon plc	1,581	221,862
XL Group Ltd.	3,857	213,138
Principal Financial Group, Inc.	3,232	196,861
Hartford Financial Services Group, Inc.	3,798	195,673
Markel Corp.*	165	193,091
Everest Re Group Ltd.	750	192,615
Willis Towers Watson plc	1,243	189,172
Loews Corp.	3,795	188,725
Lincoln National Corp.	2,503	182,869
RenaissanceRe Holdings Ltd.	1,290	178,678
Axis Capital Holdings Ltd.	3,040	175,013
Arch Capital Group Ltd.*	1,961	167,842
Arthur J Gallagher & Co.	2,380	163,577
Cincinnati Financial Corp.	2,197	163,149
Unum Group	3,132	149,115
American Financial Group, Inc.	1,326	148,804
Reinsurance Group of America, Inc. — Class A	960	147,840
Alleghany Corp.	240	147,466
Torchmark Corp.	1,720	144,772
WR Berkley Corp.	1,952	141,910
Athene Holding Ltd. — Class A*	2,870	137,215
Voya Financial, Inc.	2,713	137,006
Brown & Brown, Inc.	4,824	122,723
First American Financial Corp.	2,060	120,881
Brighthouse Financial, Inc.*	2,240	115,136
Old Republic International Corp.	5,350	114,757
Assurant, Inc.	1,157	105,761
MGIC Investment Corp.*	7,550	98,150
Radian Group, Inc.	4,694	89,374
MBIA, Inc.*,1	4,855	44,957
Total Insurance		8,262,621

Diversified Financial Services - 14.6%
BlackRock, Inc. — Class A	806	436,626
American Express Co.	4,437	413,883
Charles Schwab Corp.	7,271	379,692
CME Group, Inc. — Class A	2,117	342,404
Intercontinental Exchange, Inc.	4,172	302,553
TD Ameritrade Holding Corp.	4,539	268,845
Interactive Brokers Group, Inc. — Class A	3,560	239,374
T. Rowe Price Group, Inc.	2,172	234,511
Discover Financial Services	3,206	230,608
Synchrony Financial	6,798	227,937
Ameriprise Financial, Inc.	1,435	212,294
Invesco Ltd.	6,413	205,280
Franklin Resources, Inc.	5,559	192,786
Nasdaq, Inc.	2,089	180,114
E*TRADE Financial Corp.*	3,244	179,750
Raymond James Financial, Inc.	1,833	163,888
Cboe Global Markets, Inc.	1,427	162,821
SEI Investments Co.	2,152	161,206
Ally Financial, Inc.	5,873	159,452
Affiliated Managers Group, Inc.	799	151,474
Credit Acceptance Corp.*	360	118,948
BGC Partners, Inc. — Class A	8,633	116,114
Santander Consumer USA Holdings, Inc.	6,870	111,981
LPL Financial Holdings, Inc.	1,770	108,094
SLM Corp.*	9,337	104,668
Legg Mason, Inc.	2,157	87,682
Navient Corp.	6,557	86,028
Evercore, Inc. — Class A	980	85,456
Total Diversified Financial Services		5,664,469

Commercial Services - 2.1%
S&P Global, Inc.	1,717	328,050
Moody’s Corp.	1,596	257,435
MarketAxess Holdings, Inc.	630	136,987
LendingTree, Inc.*	284	93,195
Total Commercial Services		815,667

Savings & Loans - 1.1%
People’s United Financial, Inc.	6,256	116,737
New York Community Bancorp, Inc.	8,759	114,130
Sterling Bancorp	4,480	101,024
Investors Bancorp, Inc.	6,927	94,484
Total Savings & Loans		426,375

Real Estate - 1.1%
CBRE Group, Inc. — Class A*	4,024	190,013
Jones Lang LaSalle, Inc.	780	136,219

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
FINANCIAL SERVICES FUND

	Shares	Value

Realogy Holdings Corp.[1]	3,360	$91,661
Total Real Estate		417,893

Investment Companies - 0.7%
Leucadia National Corp.	5,740	130,470
Ares Capital Corp.	7,793	123,675
Total Investment Companies		254,145

Software - 0.4%
MSCI, Inc. — Class A	1,150	171,890

Media - 0.3%
FactSet Research Systems, Inc.	650	129,623

Total Common Stocks
(Cost $30,362,637)		38,257,849

PREFERRED STOCKS† - 0.5%
Banks - 0.5%
Itau Unibanco Holding S.A. ADR	11,307	176,389
Total Preferred Stocks
(Cost $141,155)		176,389

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$225,117	225,117
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	73,664	73,664
Total Repurchase Agreements
(Cost $298,781)		298,781

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	283,231	283,231
Total Securities Lending Collateral
(Cost $283,231)		283,231

Total Investments - 100.8%
(Cost $31,085,804)		$39,016,250
Other Assets & Liabilities, net - (0.8)%		(307,920)
Total Net Assets - 100.0%		$38,708,330

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,257,849	$—	$—	$38,257,849
Preferred Stocks	176,389	—	—	176,389
Repurchase Agreements	—	298,781	—	298,781
Securities Lending Collateral	283,231	—	—	283,231
Total Assets	$38,717,469	$298,781	$—	$39,016,250

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $270,408 of securities loaned (cost $30,787,023)	$38,717,469
Repurchase agreements, at value (cost $298,781)	298,781
Cash	16,992
Receivables:
Dividends	102,528
Fund shares sold	101,246
Foreign taxes reclaim	437
Securities lending income	333
Interest	45
Total assets	39,237,831

Liabilities:
Payable for:
Return of securities loaned	283,231
Fund shares redeemed	186,654
Management fees	30,079
Transfer agent and administrative fees	8,847
Distribution and service fees	4,596
Portfolio accounting fees	3,539
Trustees’ fees*	1,067
Miscellaneous	11,488
Total liabilities	529,501
Commitments and contingent liabilities (Note 9)	—
Net assets	$38,708,330

Net assets consist of:
Paid in capital	$32,843,067
Undistributed net investment income	433,311
Accumulated net realized loss on investments	(2,498,494)
Net unrealized appreciation on investments	7,930,446
Net assets	$38,708,330

Investor Class:
Net assets	$25,182,770
Capital shares outstanding	348,922
Net asset value per share	$72.17

A-Class:
Net assets	$8,293,239
Capital shares outstanding	122,176
Net asset value per share	$67.88
Maximum offering price per share (Net asset value divided by 95.25%)	$71.27

C-Class:
Net assets	$2,218,428
Capital shares outstanding	36,631
Net asset value per share	$60.56

H-Class:
Net assets	$3,013,893
Capital shares outstanding	45,716
Net asset value per share	$65.93

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $3,133)	$1,213,609
Interest	2,738
Income from securities lending, net	4,506
Total investment income	1,220,853

Expenses:
Management fees	450,558
Distribution and service fees:
A-Class	18,921
C-Class	19,854
H-Class	18,615
Transfer agent and administrative fees	132,516
Registration fees	52,961
Portfolio accounting fees	53,006
Custodian fees	7,425
Trustees’ fees*	4,810
Line of credit fees	231
Miscellaneous	28,634
Total expenses	787,531
Net investment income	433,322

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,384,510
Net realized gain	9,384,510
Net change in unrealized appreciation (depreciation) on:
Investments	(4,731,056)
Net change in unrealized appreciation (depreciation)	(4,731,056)
Net realized and unrealized gain	4,653,454
Net increase in net assets resulting from operations	$5,086,776

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$433,322	$372,885
Net realized gain on investments	9,384,510	1,172,406
Net change in unrealized appreciation (depreciation) on investments	(4,731,056)	6,199,242
Net increase in net assets resulting from operations	5,086,776	7,744,533

Distributions to shareholders from:
Net investment income
Investor Class	(199,322)	(503,291)
A-Class	(44,993)	(14,974)
C-Class	(12,209)	(13,362)
H-Class	(116,540)	(38,626)
Total distributions to shareholders	(373,064)	(570,253)

Capital share transactions:
Proceeds from sale of shares
Investor Class	136,011,349	181,145,547
A-Class	10,122,297	11,484,050
C-Class	3,383,564	3,885,372
H-Class	60,683,590	67,386,302
Distributions reinvested
Investor Class	199,015	470,098
A-Class	44,678	14,646
C-Class	12,013	13,227
H-Class	116,540	38,622
Cost of shares redeemed
Investor Class	(153,227,978)	(163,986,478)
A-Class	(4,519,909)	(10,860,355)
C-Class	(3,620,381)	(2,920,279)
H-Class	(76,785,737)	(52,510,413)
Net increase (decrease) from capital share transactions	(27,580,959)	34,160,339
Net increase (decrease) in net assets	(22,867,247)	41,334,619

Net assets:
Beginning of year	61,575,577	20,240,958
End of year	$38,708,330	$61,575,577
Undistributed net investment income at end of year	$433,311	$373,053

Capital share activity:
Shares sold
Investor Class	1,958,909	3,001,546	*
A-Class	161,259	206,206	*
C-Class	57,873	76,106	*
H-Class	956,165	1,149,247	*
Shares issued from reinvestment of distributions
Investor Class	2,705	7,770	*
A-Class	645	256	*
C-Class	194	257	*
H-Class	1,733	696	*
Shares redeemed
Investor Class	(2,214,715)	(2,687,599	)*
A-Class	(69,569)	(196,995	)*
C-Class	(62,511)	(58,308	)*
H-Class	(1,218,197)	(905,056	)*
Net increase (decrease) in shares	(425,509)	594,126	*

*	Capital share activity for the period presented through March 31, 2017, has been restated to reflect a 2:1 share split effective October 31, 2016.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$65.14	$53.90	$57.78	$53.05	$45.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.55	.77	.46	.39
Net gain (loss) on investments (realized and unrealized)	6.79	11.14	(4.19)	4.40	7.61
Total from investment operations	7.40	11.69	(3.42)	4.86	8.00
Less distributions from:
Net investment income	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	(.16)	—	—
Total distributions	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$72.17	$65.14	$53.90	$57.78	$53.05

Total Return[b]	11.37%	21.72%	(5.95%)	9.17%	17.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,183	$39,214	$15,110	$49,897	$17,688
Ratios to average net assets:
Net investment income (loss)	0.89%	0.90%	1.36%	0.82%	0.81%
Total expenses	1.38%	1.38%	1.34%	1.34%	1.37%
Portfolio turnover rate	347%	389%	268%	326%	414%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$61.44	$51.00	$54.83	$50.47	$43.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.41	.46	.21	.29
Net gain (loss) on investments (realized and unrealized)	6.28	10.48	(3.83)	4.28	7.22
Total from investment operations	6.81	10.89	(3.37)	4.49	7.51
Less distributions from:
Net investment income	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	(.16)	—	—
Total distributions	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$67.88	$61.44	$51.00	$54.83	$50.47

Total Return[b]	11.08%	21.42%	(6.17%)	8.89%	17.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,293	$1,834	$1,039	$2,734	$7,698
Ratios to average net assets:
Net investment income (loss)	0.81%	0.73%	0.87%	0.41%	0.62%
Total expenses	1.63%	1.62%	1.60%	1.59%	1.62%
Portfolio turnover rate	347%	389%	268%	326%	414%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$55.26	$46.24	$50.14	$46.51	$40.15
Income (loss) from investment operations:
Net investment income (loss)[a]	—[e]	(.07)	.11	(.11)	(.08)
Net gain (loss) on investments (realized and unrealized)	5.67	9.54	(3.55)	3.87	6.72
Total from investment operations	5.67	9.47	(3.44)	3.76	6.64
Less distributions from:
Net investment income	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	(.16)	—	—
Total distributions	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$60.56	$55.26	$46.24	$50.14	$46.51

Total Return[b]	10.27%	20.51%	(6.89%)	8.08%	16.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,218	$2,270	$1,065	$1,255	$1,051
Ratios to average net assets:
Net investment income (loss)	—	(0.13%)	0.22%	(0.23%)	(0.18%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	347%	389%	268%	326%	414%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[c,d]	Year Ended March 31, 2015[c,d]	Year Ended March 31, 2014[c,d]
Per Share Data
Net asset value, beginning of period	$59.67	$49.53	$53.30	$49.18	$42.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.33	.43	.15	.12
Net gain (loss) on investments (realized and unrealized)	6.17	10.26	(3.74)	4.10	7.09
Total from investment operations	6.63	10.59	(3.31)	4.25	7.21
Less distributions from:
Net investment income	(.37)	(.45)	(.30)	(.13)	(.28)
Net realized gains	—	—	(.16)	—	—
Total distributions	(.37)	(.45)	(.46)	(.13)	(.28)
Net asset value, end of period	$65.93	$59.67	$49.53	$53.30	$49.18

Total Return[b]	11.11%	21.43%	(6.25%)	8.63%	17.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,014	$18,259	$3,028	$4,479	$4,583
Ratios to average net assets:
Net investment income (loss)	0.72%	0.58%	0.83%	0.28%	0.26%
Total expenses	1.63%	1.63%	1.65%	1.85%	1.87%
Portfolio turnover rate	347%	389%	268%	326%	414%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[d]	Share split— Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016.
[e]	Net investment income is less than $0.01 per share.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 29, 2018, Health Care Fund Investor Class returned 13.38%, compared with 11.27% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was managed care, followed by biotech. The health care supply chain industry detracted the most, followed by generic pharma.

Nektar Therapeutics, AbbVie, Inc., and UnitedHealth Group, Inc. contributed the most to the performance of the Fund. Allergan Plc, Celgene Corp., and Teva Pharmaceuticals Industries Ltd. ADR detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
Pfizer, Inc.	2.5%
UnitedHealth Group, Inc.	2.5%
Merck & Company, Inc.	2.1%
AbbVie, Inc.	1.9%
Amgen, Inc.	1.8%
Abbott Laboratories	1.8%
Bristol-Myers Squibb Co.	1.7%
Gilead Sciences, Inc.	1.7%
Eli Lilly & Co.	1.6%
Top Ten Total	20.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	13.38%	12.84%	11.12%
A-Class Shares	13.14%	12.55%	10.85%
A-Class Shares with sales charge†	7.79%	11.47%	10.31%
C-Class Shares	12.24%	11.71%	10.04%
C-Class Shares with CDSC‡	11.24%	11.71%	10.04%
H-Class Shares**	13.06%	12.42%	10.65%
S&P 500 Health Care Index	11.27%	13.94%	12.25%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Pharmaceuticals - 32.2%
Johnson & Johnson	20,206	$2,589,399
Pfizer, Inc.	57,415	2,037,658
Merck & Company, Inc.	31,555	1,718,801
AbbVie, Inc.	16,456	1,557,560
Bristol-Myers Squibb Co.	22,125	1,399,406
Eli Lilly & Co.	16,734	1,294,710
Allergan plc	6,546	1,101,626
Zoetis, Inc.	10,814	903,077
Express Scripts Holding Co.*	11,937	824,608
McKesson Corp.	5,187	730,693
Mylan N.V.*	15,701	646,410
Cardinal Health, Inc.	9,483	594,394
Nektar Therapeutics*	5,498	584,217
AmerisourceBergen Corp. — Class A	6,720	579,331
Teva Pharmaceutical Industries Ltd. ADR	32,973	563,509
Perrigo Company plc	6,505	542,127
GlaxoSmithKline plc ADR	12,853	502,167
AstraZeneca plc ADR	13,354	466,989
Alkermes plc*	7,890	457,304
Novartis AG ADR	5,489	443,786
Jazz Pharmaceuticals plc*	2,885	435,606
DexCom, Inc.*,1	5,425	402,318
Novo Nordisk A/S ADR	8,150	401,388
Neurocrine Biosciences, Inc.*	4,430	367,380
Valeant Pharmaceuticals International, Inc.*	21,474	341,866
Catalent, Inc.*	7,950	326,427
PRA Health Sciences, Inc.*	3,790	314,418
Sarepta Therapeutics, Inc.*	4,220	312,660
Agios Pharmaceuticals, Inc.*	3,733	305,285
Premier, Inc. — Class A*	8,933	279,692
Array BioPharma, Inc.*	15,302	249,729
TESARO, Inc.*,1	4,036	230,617
Supernus Pharmaceuticals, Inc.*	4,840	221,672
Ironwood Pharmaceuticals, Inc. — Class A*	14,200	219,106
Akorn, Inc.*	11,586	216,774
Clovis Oncology, Inc.*	4,070	214,896
Horizon Pharma plc*	14,588	207,150
Global Blood Therapeutics, Inc.*	4,260	205,758
Aerie Pharmaceuticals, Inc.*	3,744	203,112
Corcept Therapeutics, Inc.*,1	11,890	195,591
Portola Pharmaceuticals, Inc.*	5,890	192,367
Impax Laboratories, Inc.*	8,696	169,137
Zogenix, Inc.*	3,965	158,798
Pacira Pharmaceuticals, Inc.*	5,092	158,616
Mallinckrodt plc*,1	10,337	149,680
Total Pharmaceuticals		26,017,815

Healthcare-Products - 24.3%
Abbott Laboratories	23,638	1,416,389
Thermo Fisher Scientific, Inc.	6,134	1,266,426
Medtronic plc	14,705	1,179,635
Danaher Corp.	11,698	1,145,351
Stryker Corp.	6,769	1,089,267
Becton Dickinson and Co.	4,896	1,060,963
Intuitive Surgical, Inc.*	2,294	947,032
Boston Scientific Corp.*	31,322	855,717
Baxter International, Inc.	12,639	822,041
Edwards Lifesciences Corp.*	5,548	774,057
Zimmer Biomet Holdings, Inc.	5,856	638,538
Align Technology, Inc.*	2,452	615,771
IDEXX Laboratories, Inc.*	2,953	565,175
ResMed, Inc.	5,402	531,935
ABIOMED, Inc.*	1,750	509,232
Teleflex, Inc.	1,870	476,813
Varian Medical Systems, Inc.*	3,833	470,117
Cooper Companies, Inc.	1,986	454,417
Henry Schein, Inc.*	6,756	454,071
Dentsply Sirona, Inc.	9,002	452,891
Hologic, Inc.*	11,928	445,630
STERIS plc	4,410	411,718
West Pharmaceutical Services, Inc.	4,042	356,868
Bio-Techne Corp.	2,280	344,371
Hill-Rom Holdings, Inc.	3,930	341,910
Insulet Corp.*	3,850	333,718
ICU Medical, Inc.*	1,250	315,500
Masimo Corp.*	3,450	303,427
Integra LifeSciences Holdings Corp.*	5,400	298,836
NuVasive, Inc.*	4,482	234,005
Patterson Companies, Inc.	8,734	194,157
OPKO Health, Inc.*,1	56,331	178,569
MiMedx Group, Inc.*,1	17,446	121,599
Total Healthcare-Products		19,606,146

Biotechnology - 21.0%
Amgen, Inc.	8,760	1,493,405
Gilead Sciences, Inc.	18,165	1,369,459
Biogen, Inc.*	3,879	1,062,148
Shire plc ADR	6,802	1,016,151
Vertex Pharmaceuticals, Inc.*	5,413	882,211
Regeneron Pharmaceuticals, Inc.*	2,527	870,198
Illumina, Inc.*	3,464	818,959
Alexion Pharmaceuticals, Inc.*	5,989	667,534
Incyte Corp.*	6,770	564,144
BioMarin Pharmaceutical, Inc.*	6,542	530,360
Alnylam Pharmaceuticals, Inc.*	3,905	465,085
Seattle Genetics, Inc.*	7,497	392,393
Bio-Rad Laboratories, Inc. — Class A*	1,480	370,118
Sage Therapeutics, Inc.*	2,290	368,850
Bluebird Bio, Inc.*	2,090	356,867
Exelixis, Inc.*	15,685	347,423
United Therapeutics Corp.*	2,766	310,788
Ionis Pharmaceuticals, Inc.*	6,938	305,827
Avexis, Inc.*	2,330	287,941
Exact Sciences Corp.*	6,874	277,228
Blueprint Medicines Corp.*	2,970	272,349
Ligand Pharmaceuticals, Inc. — Class B*	1,570	259,301
FibroGen, Inc.*	5,510	254,562
Loxo Oncology, Inc.*	2,180	251,507
Amicus Therapeutics, Inc.*	15,974	240,249

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
HEALTH CARE FUND

	Shares	Value

Spark Therapeutics, Inc.*	3,500	$233,065
Halozyme Therapeutics, Inc.*	11,889	232,906
ACADIA Pharmaceuticals, Inc.*	10,011	224,947
Ultragenyx Pharmaceutical, Inc.*	4,330	220,787
Medicines Co.*,1	6,585	216,910
Puma Biotechnology, Inc.*	3,080	209,594
Immunomedics, Inc.*	13,960	203,956
Myriad Genetics, Inc.*	6,608	195,266
Esperion Therapeutics, Inc.*	2,680	193,844
Radius Health, Inc.*,1	5,101	183,330
Intercept Pharmaceuticals, Inc.*,1	2,830	174,102
Insmed, Inc.*	7,710	173,629
Dynavax Technologies Corp.*	8,465	168,030
ImmunoGen, Inc.*	15,518	163,249
Acorda Therapeutics, Inc.*	6,107	144,431
Total Biotechnology		16,973,103

Healthcare-Services - 16.6%
UnitedHealth Group, Inc.	9,352	2,001,328
Anthem, Inc.	4,724	1,037,863
Aetna, Inc.	6,129	1,035,801
Cigna Corp.	5,336	895,061
Humana, Inc.	3,213	863,751
HCA Healthcare, Inc.	8,282	803,354
Centene Corp.*	5,863	626,579
IQVIA Holdings, Inc.*	6,338	621,821
Laboratory Corporation of America Holdings*	3,439	556,258
Quest Diagnostics, Inc.	5,081	509,624
DaVita, Inc.*	7,167	472,592
Universal Health Services, Inc. — Class B	3,885	460,023
WellCare Health Plans, Inc.*	2,148	415,917
Encompass Health Corp.	5,850	334,444
Molina Healthcare, Inc.*	4,076	330,890
MEDNAX, Inc.*	5,756	320,206
Charles River Laboratories International, Inc.*	2,905	310,080
Envision Healthcare Corp.*	7,573	291,030
Acadia Healthcare Company, Inc.*	6,600	258,588
Syneos Health, Inc.*	7,019	249,174
Tenet Healthcare Corp.*	9,230	223,828
Teladoc, Inc.*,1	5,400	217,620
Amedisys, Inc.*	3,370	203,346
LifePoint Health, Inc.*	4,056	190,632
Tivity Health, Inc.*	4,430	175,650
Total Healthcare-Services		13,405,460

Electronics - 2.6%
Agilent Technologies, Inc.	9,609	642,842
Waters Corp.*	2,749	546,089
Mettler-Toledo International, Inc.*	922	530,178
PerkinElmer, Inc.	5,331	403,663
Total Electronics		2,122,772

Software - 2.3%
Cerner Corp.*	10,211	592,238
Veeva Systems, Inc. — Class A*	6,102	445,568
athenahealth, Inc.*	2,350	336,121
Medidata Solutions, Inc.*	4,145	260,347
Allscripts Healthcare Solutions, Inc.*	16,356	201,997
Total Software		1,836,271

Commercial Services - 0.3%
HealthEquity, Inc.*	4,550	275,457

Total Common Stocks
(Cost $74,590,777)		80,237,024

RIGHTS††† - 0.0%
Dyax Corp.*,5	5,700	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$245,260	245,260
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	80,255	80,255
Total Repurchase Agreements
(Cost $325,515)		325,515

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	1,139,522	1,139,522
Total Securities Lending Collateral
(Cost $1,139,522)		1,139,522

Total Investments - 101.1%
(Cost $76,055,814)		$81,702,061
Other Assets & Liabilities, net - (1.1)%		(892,412)
Total Net Assets - 100.0%		$80,809,649

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
HEALTH CARE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
[5]	Security was fair valued by the Valuation Committee at March 29, 2018. The total market value of fair valued security amount to $0, (cost $0) or less than 0.01% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$80,237,024	$—	$—		$80,237,024
Repurchase Agreements	—	325,515	—		325,515
Rights	—	—	—	*	—
Securities Lending Collateral	1,139,522	—	—		1,139,522
Total Assets	$81,376,546	$325,515	$—		$81,702,061

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $1,114,478 of securities loaned (cost $75,730,299)	$81,376,546
Repurchase agreements, at value (cost $325,515)	325,515
Cash	7,039
Receivables:
Fund shares sold	2,204,721
Dividends	68,032
Foreign taxes reclaim	3,603
Securities lending income	1,016
Interest	49
Total assets	83,986,521

Liabilities:
Payable for:
Securities purchased	1,853,752
Return of securities loaned	1,139,522
Fund shares redeemed	78,428
Management fees	55,567
Transfer agent and administrative fees	16,343
Portfolio accounting fees	6,537
Distribution and service fees	5,853
Trustees’ fees*	1,876
Miscellaneous	18,994
Total liabilities	3,176,872
Commitments and contingent liabilities (Note 9)	—
Net assets	$80,809,649

Net assets consist of:
Paid in capital	$80,102,828
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,939,426)
Net unrealized appreciation on investments	5,646,247
Net assets	$80,809,649

Investor Class:
Net assets	$67,542,320
Capital shares outstanding	2,338,911
Net asset value per share	$28.88

A-Class:
Net assets	$3,102,472
Capital shares outstanding	118,155
Net asset value per share	$26.26
Maximum offering price per share (Net asset value divided by 95.25%)	$27.57

C-Class:
Net assets	$4,940,048
Capital shares outstanding	217,677
Net asset value per share	$22.69

H-Class:
Net assets	$5,224,809
Capital shares outstanding	206,574
Net asset value per share	$25.29

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,321)	$661,126
Interest	4,009
Income from securities lending, net	11,760
Total investment income	676,895

Expenses:
Management fees	614,643
Distribution and service fees:
A-Class	11,009
C-Class	55,321
H-Class	22,788
Transfer agent and administrative fees	180,777
Portfolio accounting fees	72,310
Custodian fees	9,736
Trustees’ fees*	5,148
Line of credit fees	237
Miscellaneous	115,168
Total expenses	1,087,137
Net investment loss	(410,242)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,676,891
Net realized gain	9,676,891
Net change in unrealized appreciation (depreciation) on:
Investments	(588,716)
Net change in unrealized appreciation (depreciation)	(588,716)
Net realized and unrealized gain	9,088,175
Net increase in net assets resulting from operations	$8,677,933

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(410,242)	$(282,561)
Net realized gain on investments	9,676,891	19,553,389
Net change in unrealized appreciation (depreciation) on investments	(588,716)	(16,329,099)
Net increase in net assets resulting from operations	8,677,933	2,941,729

Distributions to shareholders from:
Net realized gains
Investor Class	(4,486,139)	(2,956,545)
A-Class	(397,824)	(740,095)
C-Class	(587,680)	(877,583)
H-Class	(295,017)	(1,278,405)
Total distributions to shareholders	(5,766,660)	(5,852,628)

Capital share transactions:
Proceeds from sale of shares
Investor Class	258,636,649	365,602,869
A-Class	4,594,401	11,961,380
C-Class	4,208,575	3,938,169
H-Class	97,244,631	26,745,003
Distributions reinvested
Investor Class	3,796,104	2,909,276
A-Class	361,153	638,573
C-Class	568,591	867,742
H-Class	295,017	1,278,332
Cost of shares redeemed
Investor Class	(234,119,968)	(375,451,784)
A-Class	(6,691,647)	(14,203,527)
C-Class	(4,831,092)	(7,750,196)
H-Class	(97,026,090)	(27,362,966)
Net increase (decrease) from capital share transactions	27,036,324	(10,827,129)
Net increase (decrease) in net assets	29,947,597	(13,738,028)

Net assets:
Beginning of year	50,862,052	64,600,080
End of year	$80,809,649	$50,862,052
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Investor Class	8,664,275	12,706,162
A-Class	166,440	436,251
C-Class	176,050	163,495
H-Class	3,673,008	1,045,237
Shares issued from reinvestment of distributions
Investor Class	133,103	111,467
A-Class	13,917	26,596
C-Class	25,293	40,816
H-Class	11,801	55,053
Shares redeemed
Investor Class	(7,769,383)	(13,065,375)
A-Class	(243,151)	(522,147)
C-Class	(203,310)	(327,952)
H-Class	(3,672,732)	(1,108,171)
Net increase (decrease) in shares	975,311	(438,568)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.82	$28.65	$35.83	$27.76	$22.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.10)	(.04)	(.07)	(.03)
Net gain (loss) on investments (realized and unrealized)	3.82	2.79	(5.11)	8.50	7.00
Total from investment operations	3.69	2.69	(5.15)	8.43	6.97
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$28.88	$27.82	$28.65	$35.83	$27.76

Total Return[b]	13.38%	10.20%	(14.82%)	30.51%	31.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,542	$36,468	$44,663	$175,397	$98,209
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.36%)	(0.11%)	(0.23%)	(0.12%)
Total expenses	1.38%	1.37%	1.34%	1.34%	1.37%
Portfolio turnover rate	394%	699%	249%	176%	277%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.56	$26.68	$33.60	$26.11	$21.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.17)	(.13)	(.14)	(.09)
Net gain (loss) on investments (realized and unrealized)	3.52	2.57	(4.76)	7.99	6.61
Total from investment operations	3.33	2.40	(4.89)	7.85	6.52
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$26.26	$25.56	$26.68	$33.60	$26.11

Total Return[b]	13.14%	9.85%	(15.04%)	30.21%	31.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,102	$4,626	$6,410	$28,704	$7,909
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.62%)	(0.42%)	(0.47%)	(0.37%)
Total expenses	1.63%	1.62%	1.59%	1.59%	1.62%
Portfolio turnover rate	394%	699%	249%	176%	277%

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$22.58	$24.13	$30.82	$24.16	$19.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.33)	(.33)	(.33)	(.26)
Net gain (loss) on investments (realized and unrealized)	3.08	2.30	(4.33)	7.35	6.17
Total from investment operations	2.74	1.97	(4.66)	7.02	5.91
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$22.69	$22.58	$24.13	$30.82	$24.16

Total Return[b]	12.24%	9.07%	(15.67%)	29.21%	30.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,940	$4,959	$8,284	$11,551	$7,318
Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.37%)	(1.17%)	(1.24%)	(1.14%)
Total expenses	2.38%	2.37%	2.35%	2.34%	2.37%
Portfolio turnover rate	394%	699%	249%	176%	277%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$24.72	$25.91	$32.71	$25.49	$20.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.16)	(.14)	(.21)	(.15)
Net gain (loss) on investments (realized and unrealized)	3.41	2.49	(4.63)	7.79	6.47
Total from investment operations	3.20	2.33	(4.77)	7.58	6.32
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	(2.63)	(3.52)	(2.03)	(.36)	(1.53)
Total distributions	(2.63)	(3.52)	(2.03)	(.36)	(1.56)
Net asset value, end of period	$25.29	$24.72	$25.91	$32.71	$25.49

Total Return[b]	13.06%	9.87%	(15.08%)	29.89%	31.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,225	$4,809	$5,244	$50,135	$38,480
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.62%)	(0.44%)	(0.73%)	(0.62%)
Total expenses	1.64%	1.62%	1.71%	1.85%	1.87%
Portfolio turnover rate	394%	699%	249%	176%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the one-year period ended March 29, 2018, Internet Fund Investor Class returned 30.91%, compared with 27.68% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was Internet media, followed by E-commerce discretionary. The personal care services industry detracted the most, followed by entertainment content.

Amazon.com, Inc., Netflix, Inc., and Alphabet, Inc. Class A contributed the most to the performance of the Fund. Vipshop Holdings Ltd., ADR, Pandora Media, Inc., and Symantec Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	6.2%
Alphabet, Inc. — Class A	6.2%
Facebook, Inc. — Class A	4.9%
Alibaba Group Holding Ltd. ADR	4.4%
Cisco Systems, Inc.	3.4%
Netflix, Inc.	2.6%
Booking Holdings, Inc.	2.4%
Broadcom Ltd.	2.4%
PayPal Holdings, Inc.	2.3%
salesforce.com, Inc.	2.2%
Top Ten Total	37.0%

“Ten Largest Holdings” excludes any temporary cash investments.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	30.91%	18.40%	13.37%
A-Class Shares	30.57%	18.10%	13.07%
A-Class Shares with sales charge†	24.37%	16.95%	12.53%
C-Class Shares	29.61%	17.22%	12.24%
C-Class Shares with CDSC‡	28.61%	17.22%	12.24%
H-Class Shares**	30.59%	17.96%	12.87%
S&P 500 Information Technology Index	27.68%	20.65%	14.15%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	March 29, 2018
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Internet - 56.1%
Amazon.com, Inc.*	3,260	$4,718,328
Alphabet, Inc. — Class A*	4,549	4,717,950
Facebook, Inc. — Class A*	23,384	3,736,529
Alibaba Group Holding Ltd. ADR*	18,048	3,312,530
Netflix, Inc.*	6,735	1,989,182
Booking Holdings, Inc.*	882	1,834,904
eBay, Inc.*	28,271	1,137,625
Baidu, Inc. ADR*	4,627	1,032,700
JD.com, Inc. ADR*	25,131	1,017,554
Ctrip.com International Ltd. ADR*	18,410	858,274
Twitter, Inc.*	27,106	786,345
Expedia Group, Inc.	6,835	754,652
Palo Alto Networks, Inc.*	4,113	746,592
Symantec Corp.	27,791	718,397
IAC/InterActiveCorp*	4,213	658,829
Vipshop Holdings Ltd. ADR*	39,020	648,512
Match Group, Inc.*,1	14,562	647,135
VeriSign, Inc.*	5,278	625,760
MercadoLibre, Inc.	1,684	600,161
Zillow Group, Inc. — Class A*	10,943	590,922
Zillow Group, Inc. — Class C*	10,934	588,249
GoDaddy, Inc. — Class A*	9,531	585,394
Weibo Corp. ADR*	4,835	577,976
58.com, Inc. ADR*	7,113	568,044
Autohome, Inc. ADR	6,480	556,891
YY, Inc. ADR*	5,290	556,508
F5 Networks, Inc.*	3,804	550,096
Shopify, Inc. — Class A*	4,320	538,229
GrubHub, Inc.*	5,278	535,559
Wix.com Ltd.*	6,730	535,372
Baozun, Inc. ADR*	11,460	525,785
SINA Corp.*	5,041	525,625
TripAdvisor, Inc.*	10,575	432,412
Wayfair, Inc. — Class A*	5,959	402,411
Okta, Inc.*	9,420	375,387
Bitauto Holdings Ltd. ADR*,1	17,646	373,213
Stamps.com, Inc.*	1,732	348,219
Etsy, Inc.*	12,270	344,296
Yelp, Inc. — Class A*	7,865	328,364
Shutterfly, Inc.*	3,622	294,288
Groupon, Inc. — Class A*,1	65,700	285,138
Liberty Expedia Holdings, Inc. — Class A*	6,956	273,232
Cars.com, Inc.*	9,142	258,993
Cogent Communications Holdings, Inc.	5,939	257,753
Trade Desk, Inc. — Class A*	4,957	245,966
Pandora Media, Inc.*,1	42,076	211,642
Blucora, Inc.*	8,060	198,276
TrueCar, Inc.*	17,707	167,508
Overstock.com, Inc.*,1	3,770	136,663
Total Internet		42,710,370

Software - 13.3%
salesforce.com, Inc.*	14,096	1,639,365
Intuit, Inc.	7,073	1,226,104
Red Hat, Inc.*	6,274	938,026
NetEase, Inc. ADR	2,851	799,392
Citrix Systems, Inc.*	7,021	651,549
Momo, Inc. ADR*	17,056	637,553
Akamai Technologies, Inc.*	8,796	624,340
Veeva Systems, Inc. — Class A*	7,952	580,655
MuleSoft, Inc. — Class A*	11,620	511,048
2U, Inc.*	4,560	383,177
New Relic, Inc.*	5,080	376,530
j2 Global, Inc.	4,513	356,166
Twilio, Inc. — Class A*	9,081	346,712
Box, Inc. — Class A*	15,062	309,524
Allscripts Healthcare Solutions, Inc.*	21,319	263,290
Cornerstone OnDemand, Inc.*	6,599	258,087
Hortonworks, Inc.*	11,020	224,477
Total Software		10,125,995

Telecommunications - 11.8%
Cisco Systems, Inc.	60,608	2,599,477
Motorola Solutions, Inc.	7,148	752,684
Arista Networks, Inc.*	2,946	752,114
Juniper Networks, Inc.	21,212	516,088
CommScope Holding Company, Inc.*	12,689	507,179
LogMeIn, Inc.	3,788	437,704
Ubiquiti Networks, Inc.*,1	6,198	426,422
ARRIS International plc*	15,207	404,050
Ciena Corp.*	13,548	350,893
ViaSat, Inc.*,1	5,247	344,833
InterDigital, Inc.	3,982	293,075
Viavi Solutions, Inc.*	27,102	263,432
Oclaro, Inc.*	27,322	261,198
NETGEAR, Inc.*	4,262	243,786
Finisar Corp.*	14,338	226,684
Acacia Communications, Inc.*,1	5,717	219,876
Extreme Networks, Inc.*	17,783	196,858
Gogo, Inc.*,1	18,023	155,539
Total Telecommunications		8,951,892

Semiconductors - 4.5%
Broadcom Ltd.	7,683	1,810,499
QUALCOMM, Inc.	28,509	1,579,683
Total Semiconductors		3,390,182

Commercial Services - 3.7%
PayPal Holdings, Inc.*	22,681	1,720,808
CoStar Group, Inc.*	1,862	675,310
Alarm.com Holdings, Inc.*	6,510	245,687
NutriSystem, Inc.	5,668	152,753
Total Commercial Services		2,794,558

Computers - 3.0%
Check Point Software Technologies Ltd.*	6,416	637,365
Nutanix, Inc. — Class A*	10,633	522,187
BlackBerry Ltd.*	44,220	508,530
Lumentum Holdings, Inc.*	5,590	356,642
NetScout Systems, Inc.*	10,520	277,202
Total Computers		2,301,926

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INTERNET FUND

	Shares	Value

Media - 2.1%
Time Warner, Inc.	16,824	$1,591,214

Diversified Financial Services - 1.5%
E*TRADE Financial Corp.*	12,685	702,876
BGC Partners, Inc. — Class A	33,713	453,440
Total Diversified Financial Services		1,156,316

REITs - 1.5%
Equinix, Inc.	2,633	1,100,962

Aerospace & Defense - 1.1%
Harris Corp.	5,106	823,496

Entertainment - 0.7%
Live Nation Entertainment, Inc.*	12,644	532,818

Retail - 0.2%
PetMed Express, Inc.[1]	3,900	162,825

Electronics - 0.1%
Applied Optoelectronics, Inc.*,1	4,853	121,616

Total Common Stocks
(Cost $66,271,100)		75,764,170

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.1%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$42,102	42,102
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	13,777	13,777
Total Repurchase Agreements
(Cost $55,879)		55,879

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	1,620,073	1,620,073
Total Securities Lending Collateral
(Cost $1,620,073)		1,620,073

Total Investments - 101.8%
(Cost $67,947,052)		$77,440,122
Other Assets & Liabilities, net - (1.8)%		(1,349,322)
Total Net Assets - 100.0%		$76,090,800

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,764,170	$—	$—	$75,764,170
Repurchase Agreements	—	55,879	—	55,879
Securities Lending Collateral	1,620,073	—	—	1,620,073
Total Assets	$77,384,243	$55,879	$—	$77,440,122

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $1,581,119 of securities loaned (cost $67,891,173)	$77,384,243
Repurchase agreements, at value (cost $55,879)	55,879
Cash	13,306
Receivables:
Fund shares sold	15,236,506
Securities lending income	7,732
Dividends	3,358
Interest	8
Total assets	92,701,032

Liabilities:
Payable for:
Fund shares redeemed	10,515,065
Securities purchased	4,377,804
Return of securities loaned	1,620,073
Management fees	50,777
Transfer agent and administrative fees	14,934
Distribution and service fees	7,281
Portfolio accounting fees	5,974
Trustees’ fees*	1,647
Miscellaneous	16,677
Total liabilities	16,610,232
Commitments and contingent liabilities (Note 9)	—
Net assets	$76,090,800

Net assets consist of:
Paid in capital	$66,958,705
Accumulated net investment loss	(20,857)
Accumulated net realized loss on investments	(340,118)
Net unrealized appreciation on investments	9,493,070
Net assets	$76,090,800

Investor Class:
Net assets	$40,842,916
Capital shares outstanding	327,265
Net asset value per share	$124.80

A-Class:
Net assets	$3,392,536
Capital shares outstanding	28,947
Net asset value per share	$117.20
Maximum offering price per share (Net asset value divided by 95.25%)	$123.04

C-Class:
Net assets	$2,966,606
Capital shares outstanding	28,415
Net asset value per share	$104.40

H-Class:
Net assets	$28,888,742
Capital shares outstanding	253,756
Net asset value per share	$113.84

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $2,264)	$303,980
Interest	3,907
Income from securities lending, net	84,474
Total investment income	392,361

Expenses:
Management fees	511,122
Distribution and service fees:
A-Class	7,582
C-Class	27,852
H-Class	26,793
Transfer agent and administrative fees	150,329
Portfolio accounting fees	60,131
Custodian fees	7,994
Trustees’ fees*	4,375
Line of credit fees	396
Miscellaneous	94,448
Total expenses	891,022
Net investment loss	(498,661)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,409,297
Net realized gain	11,409,297
Net change in unrealized appreciation (depreciation) on:
Investments	2,591,198
Net change in unrealized appreciation (depreciation)	2,591,198
Net realized and unrealized gain	14,000,495
Net increase in net assets resulting from operations	$13,501,834

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(498,661)	$(255,868)
Net realized gain on investments	11,409,297	6,746,908
Net change in unrealized appreciation (depreciation) on investments	2,591,198	(1,908,519)
Net increase in net assets resulting from operations	13,501,834	4,582,521

Capital share transactions:
Proceeds from sale of shares
Investor Class	150,397,475	156,156,448
A-Class	4,517,348	14,112,884
C-Class	2,897,866	2,667,685
H-Class	116,797,374	24,642,372
Cost of shares redeemed
Investor Class	(137,352,813)	(166,115,723)
A-Class	(4,021,406)	(14,079,122)
C-Class	(2,959,764)	(3,621,718)
H-Class	(92,200,975)	(29,999,192)
Net increase (decrease) from capital share transactions	38,075,105	(16,236,366)
Net increase (decrease) in net assets	51,576,939	(11,653,845)

Net assets:
Beginning of year	24,513,861	36,167,706
End of year	$76,090,800	$24,513,861
Accumulated net investment loss at end of year	$(20,857)	$(121,973)

Capital share activity:
Shares sold
Investor Class	1,362,699	1,807,372
A-Class	43,541	181,366
C-Class	31,316	36,275
H-Class	1,109,706	326,408
Shares redeemed
Investor Class	(1,220,781)	(1,935,644)
A-Class	(38,430)	(182,044)
C-Class	(31,717)	(49,537)
H-Class	(883,291)	(398,950)
Net increase (decrease) in shares	373,043	(214,754)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$95.33	$77.91	$77.87	$75.05	$55.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(.60)	(.41)	(.49)	(.62)
Net gain (loss) on investments (realized and unrealized)	30.27	18.02	.78	5.27	20.53
Total from investment operations	29.47	17.42	.37	4.78	19.91
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$124.80	$95.33	$77.91	$77.87	$75.05

Total Return[b]	30.91%	22.36%	0.46%	6.40%	35.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,843	$17,670	$24,435	$8,328	$26,828
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.70%)	(0.52%)	(0.64%)	(0.87%)
Total expenses	1.38%	1.37%	1.35%	1.35%	1.37%
Portfolio turnover rate	305%	518%	520%	495%	472%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$89.75	$73.54	$73.71	$71.32	$52.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.01)	(.76)	(.69)	(.61)	(.79)
Net gain (loss) on investments (realized and unrealized)	28.46	16.97	.85	4.96	19.58
Total from investment operations	27.45	16.21	.16	4.35	18.79
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$117.20	$89.75	$73.54	$73.71	$71.32

Total Return[b]	30.57%	22.04%	0.20%	6.12%	35.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,393	$2,139	$1,803	$2,022	$12,566
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.95%)	(0.92%)	(0.86%)	(1.12%)
Total expenses	1.63%	1.62%	1.60%	1.61%	1.62%
Portfolio turnover rate	305%	518%	520%	495%	472%

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$80.55	$66.49	$67.17	$65.64	$49.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.60)	(1.24)	(1.03)	(1.11)	(1.16)
Net gain (loss) on investments (realized and unrealized)	25.45	15.30	.68	4.60	18.09
Total from investment operations	23.85	14.06	(.35)	3.49	16.93
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$104.40	$80.55	$66.49	$67.17	$65.64

Total Return[b]	29.61%	21.13%	(0.54%)	5.34%	34.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,967	$2,321	$2,798	$2,436	$4,655
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.71%)	(1.53%)	(1.68%)	(1.85%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	305%	518%	520%	495%	472%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$87.18	$71.40	$71.64	$69.58	$51.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.07)	(.78)	(.72)	(.78)	(1.07)
Net gain (loss) on investments (realized and unrealized)	27.73	16.56	.81	4.80	19.27
Total from investment operations	26.66	15.78	.09	4.02	18.20
Less distributions from:
Net realized gains	—	—	(.33)	(1.96)	(.32)
Total distributions	—	—	(.33)	(1.96)	(.32)
Net asset value, end of period	$113.84	$87.18	$71.40	$71.64	$69.58

Total Return[b]	30.59%	22.09%	0.11%	5.80%	35.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,889	$2,384	$7,132	$1,830	$11,814
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.03%)	(0.97%)	(1.12%)	(1.53%)
Total expenses	1.63%	1.62%	1.67%	1.85%	1.87%
Portfolio turnover rate	305%	518%	520%	495%	472%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“Leisure Companies”).

For the one-year period ended March 29, 2018, Leisure Fund Investor Class returned 6.71%, compared with 16.91% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was casinos & gaming, followed by lodging. The entertainment content industry detracted the most, followed by cable & satellite.

McDonald’s Corp., Marriott International, Inc. Class A, and Constellation Brands, Inc. Class A contributed the most to the performance of the Fund. DISH Network Corp. Class A, Mattel, Inc., and Viacom, Inc. Class B detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Comcast Corp. — Class A	3.4%
Walt Disney Co.	3.3%
Philip Morris International, Inc.	3.3%
McDonald’s Corp.	3.1%
Altria Group, Inc.	3.0%
Starbucks Corp.	2.5%
Charter Communications, Inc. — Class A	2.4%
Time Warner, Inc.	2.4%
Twenty-First Century Fox, Inc. — Class A	2.3%
Las Vegas Sands Corp.	2.0%
Top Ten Total	27.7%

“Ten Largest Holdings” excludes any temporary cash investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	6.71%	11.84%	9.51%
A-Class Shares	6.46%	11.56%	9.23%
A-Class Shares with sales charge†	1.41%	10.48%	8.70%
C-Class Shares	5.66%	10.73%	8.41%
C-Class Shares with CDSC‡	4.67%	10.73%	8.41%
H-Class Shares**	6.45%	11.45%	9.05%
S&P 500 Consumer Discretionary Index	16.91%	15.68%	14.56%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	March 29, 2018
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Media - 28.7%
Comcast Corp. — Class A	20,880	$713,470
Walt Disney Co.	7,076	710,713
Charter Communications, Inc. — Class A*	1,626	506,044
Time Warner, Inc.	5,346	505,625
Twenty-First Century Fox, Inc. — Class A	13,042	478,511
Sirius XM Holdings, Inc.[1]	48,940	305,386
CBS Corp. — Class B	5,059	259,982
DISH Network Corp. — Class A*	6,318	239,389
Liberty Broadband Corp. — Class C*	2,659	227,850
Discovery, Inc. — Class A*,1	9,838	210,828
Altice USA, Inc. — Class A*,1	11,280	208,454
Viacom, Inc. — Class B	6,619	205,586
News Corp. — Class A	11,144	176,075
Grupo Televisa SAB ADR	9,800	156,408
Cable One, Inc.	170	116,809
New York Times Co. — Class A	4,822	116,210
Tribune Media Co. — Class A	2,710	109,782
AMC Networks, Inc. — Class A*	2,000	103,400
Sinclair Broadcast Group, Inc. — Class A	3,250	101,725
Nexstar Media Group, Inc. — Class A	1,499	99,683
World Wrestling Entertainment, Inc. — Class A	2,656	95,642
Meredith Corp.	1,650	88,770
TEGNA, Inc.	7,639	87,008
MSG Networks, Inc. — Class A*	3,226	72,908
Scholastic Corp.	1,800	69,912
Entercom Communications Corp. — Class A	7,186	69,345
Gray Television, Inc.*	4,774	60,630
Total Media		6,096,145

Retail - 17.5%
McDonald’s Corp.	4,201	656,952
Starbucks Corp.	9,154	529,925
Yum! Brands, Inc.	3,741	318,471
Yum China Holdings, Inc.	4,741	196,752
Domino’s Pizza, Inc.	814	190,118
Darden Restaurants, Inc.	2,133	181,838
Chipotle Mexican Grill, Inc. — Class A*	558	180,295
Restaurant Brands International, Inc.	3,141	178,786
Dunkin’ Brands Group, Inc.[1]	2,179	130,065
Wendy’s Co.	6,905	121,183
Texas Roadhouse, Inc. — Class A	2,063	119,200
Cracker Barrel Old Country Store, Inc.[1]	720	114,624
Jack in the Box, Inc.	1,070	91,303
Bloomin’ Brands, Inc.	3,642	88,428
Cheesecake Factory, Inc.[1]	1,800	86,796
Papa John’s International, Inc.	1,374	78,730
Brinker International, Inc.[1]	2,094	75,593
Dave & Buster’s Entertainment, Inc.*	1,736	72,461
Shake Shack, Inc. — Class A*	1,740	72,436
Wingstop, Inc.	1,452	68,578
Sonic Corp.	2,319	58,508
BJ’s Restaurants, Inc.	1,272	57,113
Red Robin Gourmet Burgers, Inc.*	870	50,460
Total Retail		3,718,615

Lodging - 14.3%
Las Vegas Sands Corp.	5,997	431,184
Marriott International, Inc. — Class A	2,947	400,733
Hilton Worldwide Holdings, Inc.	3,672	289,207
MGM Resorts International	7,330	256,697
Wynn Resorts Ltd.	1,376	250,927
Wyndham Worldwide Corp.	1,717	196,476
Melco Resorts & Entertainment Ltd. ADR	6,483	187,877
Hyatt Hotels Corp. — Class A	2,270	173,110
Caesars Entertainment Corp.*	13,830	155,588
China Lodging Group Ltd. ADR	1,040	136,978
Choice Hotels International, Inc.	1,540	123,431
Hilton Grand Vacations, Inc.*	2,707	116,455
ILG, Inc.	3,544	110,254
Boyd Gaming Corp.[1]	3,330	106,094
La Quinta Holdings, Inc.*	4,668	88,272
Total Lodging		3,023,283

Leisure Time - 9.3%
Carnival plc ADR	6,110	400,205
Carnival Corp.	6,060	397,415
Royal Caribbean Cruises Ltd.	2,428	285,873
Norwegian Cruise Line Holdings Ltd.*	3,693	195,618
Harley-Davidson, Inc.	3,636	155,912
Polaris Industries, Inc.[1]	1,340	153,457
Brunswick Corp.	2,215	131,549
Planet Fitness, Inc. — Class A*	2,950	111,421
Callaway Golf Co.	4,560	74,601
Vista Outdoor, Inc.*	3,541	57,789
Total Leisure Time		1,963,840

Entertainment - 9.2%
Vail Resorts, Inc.	790	175,143
Live Nation Entertainment, Inc.*	4,011	169,024
Madison Square Garden Co. — Class A*	583	143,301
IMAX Corp.*	7,447	142,983
Six Flags Entertainment Corp.	2,140	133,236
International Game Technology plc	4,910	131,244
Lions Gate Entertainment Corp. — Class A1	4,895	126,438
Cinemark Holdings, Inc.	3,136	118,133
Scientific Games Corp. — Class A*	2,690	111,904
Marriott Vacations Worldwide Corp.	791	105,361
Red Rock Resorts, Inc. — Class A	3,507	102,685
Churchill Downs, Inc.	415	101,281
Penn National Gaming, Inc.*	3,427	89,993
Eldorado Resorts, Inc.*	2,675	88,275
Pinnacle Entertainment, Inc.*	2,566	77,365
AMC Entertainment Holdings, Inc. — Class A	5,324	74,802
SeaWorld Entertainment, Inc.*,1	4,650	68,960
Total Entertainment		1,960,128

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LEISURE FUND

	Shares	Value

Agriculture - 7.1%
Philip Morris International, Inc.	7,071	$702,857
Altria Group, Inc.	10,047	626,129
British American Tobacco plc ADR	2,963	170,936
Total Agriculture		1,499,922

Beverages - 6.4%
Constellation Brands, Inc. — Class A	1,709	389,515
Brown-Forman Corp. — Class B	5,505	299,472
Molson Coors Brewing Co. — Class B	3,043	229,229
Anheuser-Busch InBev S.A. ADR	1,753	192,725
Diageo plc ADR	1,160	157,087
Boston Beer Company, Inc. — Class A*	480	90,744
Total Beverages		1,358,772

Software - 4.4%
Activision Blizzard, Inc.	5,813	392,145
Electronic Arts, Inc.*	2,889	350,263
Take-Two Interactive Software, Inc.*	1,849	180,795
Total Software		923,203

Toys, Games & Hobbies - 1.4%
Hasbro, Inc.	2,173	183,184
Mattel, Inc.[1]	8,991	118,232
Total Toys, Games & Hobbies		301,416

Food Service - 0.8%
Aramark	4,526	179,049

Miscellaneous Manufacturing - 0.5%
Sturm Ruger & Company, Inc.	1,100	57,750
American Outdoor Brands Corp.*	4,210	43,447
Total Miscellaneous Manufacturing		101,197

Total Common Stocks
(Cost $16,876,643)		21,125,570

RIGHTS††† - 0.0%
Nexstar Media Group CVR*,2	8,160	—
Total Rights
(Cost $—)		—

SECURITIES LENDING COLLATERAL†,3 - 5.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	1,166,692	1,166,692
Total Securities Lending Collateral
(Cost $1,166,692)		1,166,692

Total Investments - 105.1%
(Cost $18,043,335)		$22,292,262
Other Assets & Liabilities, net - (5.1)%		(1,076,244)
Total Net Assets - 100.0%		$21,216,018

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Security was fair valued by the Valuation Committee at March 29, 2018. The total value of fair valued securities amounts to $0, (cost $0) or less than 0.01% of total net assets.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
CVR — Contingent Value Rights
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$21,125,570	$—	$—		$21,125,570
Rights	—	—	—	*	—
Securities Lending Collateral	1,166,692	—	—		1,166,692
Total Assets	$22,292,262	$—	$—		$22,292,262

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $1,131,452 of securities loaned (cost $18,043,335)	$22,292,262
Cash	10,158
Receivables:
Fund shares sold	367,292
Securities sold	204,430
Dividends	42,737
Foreign taxes reclaim	3,881
Securities lending income	2,176
Total assets	22,922,936

Liabilities:
Payable for:
Return of securities loaned	1,166,692
Fund shares redeemed	269,635
Line of credit	232,000
Management fees	18,730
Transfer agent and administrative fees	5,509
Distribution and service fees	2,851
Portfolio accounting fees	2,203
Trustees’ fees*	924
Miscellaneous	8,374
Total liabilities	1,706,918
Commitments and contingent liabilities (Note 9)	—
Net assets	$21,216,018

Net assets consist of:
Paid in capital	$19,023,845
Undistributed net investment income	109,700
Accumulated net realized loss on investments	(2,166,454)
Net unrealized appreciation on investments	4,248,927
Net assets	$21,216,018

Investor Class:
Net assets	$14,624,605
Capital shares outstanding	205,303
Net asset value per share	$71.23

A-Class:
Net assets	$3,370,511
Capital shares outstanding	51,209
Net asset value per share	$65.82
Maximum offering price per share (Net asset value divided by 95.25%)	$69.10

C-Class:
Net assets	$1,311,333
Capital shares outstanding	22,164
Net asset value per share	$59.16

H-Class:
Net assets	$1,909,569
Capital shares outstanding	29,808
Net asset value per share	$64.06

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,149)	$573,705
Interest	1,617
Income from securities lending, net	21,977
Total investment income	597,299

Expenses:
Management fees	276,274
Distribution and service fees:
A-Class	8,223
C-Class	16,046
H-Class	14,997
Transfer agent and administrative fees	81,257
Portfolio accounting fees	32,503
Custodian fees	4,356
Trustees’ fees*	3,198
Line of credit fees	252
Miscellaneous	50,493
Total expenses	487,599
Net investment income	109,700

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,290,916
Net realized gain	3,290,916
Net change in unrealized appreciation (depreciation) on:
Investments	(1,627,234)
Net change in unrealized appreciation (depreciation)	(1,627,234)
Net realized and unrealized gain	1,663,682
Net increase in net assets resulting from operations	$1,773,382

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$109,700	$162,023
Net realized gain on investments	3,290,916	6,743,496
Net change in unrealized appreciation (depreciation) on investments	(1,627,234)	(1,727,882)
Net increase in net assets resulting from operations	1,773,382	5,177,637

Distributions to shareholders from:
Net investment income
Investor Class	(341,515)	(79,568)
A-Class	(50,015)	(31,053)
C-Class	(37,288)	(6,507)
H-Class	(42,005)	(14,627)
Net realized gains
Investor Class	(606,174)	—
A-Class	(88,774)	—
C-Class	(66,185)	—
H-Class	(74,556)	—
Total distributions to shareholders	(1,306,512)	(131,755)

Capital share transactions:
Proceeds from sale of shares
Investor Class	102,205,449	73,417,889
A-Class	10,302,546	17,978,158
C-Class	769,473	303,924
H-Class	56,055,436	38,389,308
Distributions reinvested
Investor Class	930,451	77,283
A-Class	135,938	29,016
C-Class	101,407	6,322
H-Class	115,687	14,567
Cost of shares redeemed
Investor Class	(103,166,413)	(77,077,573)
A-Class	(9,197,544)	(24,564,037)
C-Class	(880,744)	(505,982)
H-Class	(58,312,130)	(49,153,554)
Net decrease from capital share transactions	(940,444)	(21,084,679)
Net decrease in net assets	(473,574)	(16,038,797)

Net assets:
Beginning of year	21,689,592	37,728,389
End of year	$21,216,018	$21,689,592
Undistributed net investment income at end of year	$109,700	$470,823

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	1,395,004	1,144,896
A-Class	151,772	304,282
C-Class	12,653	5,480
H-Class	853,814	661,870
Shares issued from reinvestment of distributions
Investor Class	12,821	1,225
A-Class	2,026	494
C-Class	1,678	118
H-Class	1,771	254
Shares redeemed
Investor Class	(1,405,653)	(1,190,262)
A-Class	(135,608)	(411,259)
C-Class	(14,202)	(9,257)
H-Class	(884,326)	(840,148)
Net decrease in shares	(8,250)	(332,307)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$70.95	$61.36	$60.75	$55.81	$44.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.52	.22	.52	.20
Net gain (loss) on investments (realized and unrealized)	4.48	9.38	.82	5.64	10.95
Total from investment operations	4.84	9.90	1.04	6.16	11.15
Less distributions from:
Net investment income	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	(2.92)	—	(.11)	(1.10)	—
Total distributions	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$71.23	$70.95	$61.36	$60.75	$55.81

Total Return[b]	6.71%	16.20%	1.72%	11.15%	24.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,625	$14,413	$15,173	$48,494	$24,139
Ratios to average net assets:
Net investment income (loss)	0.49%	0.81%	0.35%	0.89%	0.39%
Total expenses	1.38%	1.38%	1.34%	1.34%	1.37%
Portfolio turnover rate	442%	352%	339%	343%	265%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$66.03	$57.27	$56.88	$52.46	$42.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.23	.08	.38	.04
Net gain (loss) on investments (realized and unrealized)	4.18	8.84	.74	5.26	10.34
Total from investment operations	4.35	9.07	.82	5.64	10.38
Less distributions from:
Net investment income	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	(2.92)	—	(.11)	(1.10)	—
Total distributions	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$65.82	$66.03	$57.27	$56.88	$52.46

Total Return[b]	6.46%	15.91%	1.45%	10.86%	24.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,371	$2,180	$7,990	$10,703	$1,778
Ratios to average net assets:
Net investment income (loss)	0.24%	0.40%	0.15%	0.69%	0.09%
Total expenses	1.63%	1.62%	1.60%	1.58%	1.62%
Portfolio turnover rate	442%	352%	339%	343%	265%

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$60.23	$52.65	$52.72	$49.07	$39.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.18)	(.28)	(.19)	(.27)
Net gain (loss) on investments (realized and unrealized)	3.85	8.07	.64	5.06	9.69
Total from investment operations	3.49	7.89	.36	4.87	9.42
Less distributions from:
Net investment income	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	(2.92)	—	(.11)	(1.10)	—
Total distributions	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$59.16	$60.23	$52.65	$52.72	$49.07

Total Return[b]	5.66%	15.05%	0.69%	10.04%	23.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,311	$1,327	$1,353	$1,590	$1,460
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.33%)	(0.54%)	(0.37%)	(0.59%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	442%	352%	339%	343%	265%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$64.38	$55.85	$55.50	$51.31	$41.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.20	.27	.30	(.11)
Net gain (loss) on investments (realized and unrealized)	4.17	8.64	.51	5.11	10.15
Total from investment operations	4.24	8.84	.78	5.41	10.04
Less distributions from:
Net investment income	(1.64)	(.31)	(.32)	(.12)	(.27)
Net realized gains	(2.92)	—	(.11)	(1.10)	—
Total distributions	(4.56)	(.31)	(.43)	(1.22)	(.27)
Net asset value, end of period	$64.06	$64.38	$55.85	$55.50	$51.31

Total Return[b]	6.45%	15.90%	1.41%	10.66%	24.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,910	$3,769	$13,212	$7,074	$3,115
Ratios to average net assets:
Net investment income (loss)	0.10%	0.34%	0.49%	0.55%	(0.23%)
Total expenses	1.63%	1.63%	1.64%	1.83%	1.87%
Portfolio turnover rate	442%	352%	339%	343%	265%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the one-year period ended March 29, 2018, Precious Metals Fund Investor Class returned -6.98%, compared with 10.54% for the S&P 500 Materials Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was base metals. The only other industry represented in the Fund, the precious metal mining industry, detracted from return.

Freeport-McMoRan, Inc., Newmont Mining Corp., and Royal Gold, Inc. contributed the most to the performance of the Fund. Barrick Gold Corp., Eldorado Gold Corp., and Tahoe Resources, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	7.3%
Newmont Mining Corp.	6.9%
Barrick Gold Corp.	5.8%
Goldcorp, Inc.	5.4%
Franco-Nevada Corp.	5.3%
Agnico Eagle Mines Ltd.	4.9%
Wheaton Precious Metals Corp.	4.5%
Randgold Resources Ltd. ADR	4.1%
VanEck Vectors Junior Gold Miners ETF	4.0%
Royal Gold, Inc.	3.5%
Top Ten Total	51.7%

“Ten Largest Holdings” excludes any temporary cash investments.

102 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(6.98%)	(9.74%)	(7.44%)
A-Class Shares	(7.24%)	(10.00%)	(7.68%)
A-Class Shares with sales charge†	(11.65%)	(10.87%)	(8.13%)
C-Class Shares	(7.95%)	(10.64%)	(8.36%)
C-Class Shares with CDSC‡	(8.81%)	(10.64%)	(8.36%)
H-Class Shares**	(7.36%)	(10.13%)	(7.86%)
S&P 500 Materials Index	10.54%	9.90%	5.90%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	March 29, 2018
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.4%

Mining - 95.4%
Freeport-McMoRan, Inc.	230,560	$4,050,939
Newmont Mining Corp.	98,486	3,847,848
Barrick Gold Corp.	260,746	3,246,288
Goldcorp, Inc.	219,581	3,034,610
Franco-Nevada Corp.	43,457	2,972,024
Agnico Eagle Mines Ltd.	64,720	2,722,770
Wheaton Precious Metals Corp.	122,864	2,502,740
Randgold Resources Ltd. ADR[1]	27,413	2,281,858
Royal Gold, Inc.	22,921	1,968,226
Kinross Gold Corp.*	440,905	1,741,575
AngloGold Ashanti Ltd. ADR	168,169	1,595,924
Kirkland Lake Gold Ltd.[1]	95,446	1,475,595
Pan American Silver Corp.	87,420	1,411,833
Gold Fields Ltd. ADR	344,383	1,384,420
IAMGOLD Corp.*	245,350	1,273,367
Yamana Gold, Inc.	452,374	1,248,552
B2Gold Corp.*	437,117	1,193,329
Alamos Gold, Inc. — Class A	224,878	1,171,614
Sibanye Gold Ltd. ADR[1]	289,900	1,156,701
Osisko Gold Royalties Ltd.	111,679	1,079,936
Tahoe Resources, Inc.	210,213	985,899
Coeur Mining, Inc.*	122,979	983,832
New Gold, Inc.*	367,899	949,179
Novagold Resources, Inc.*	216,739	938,480
SSR Mining, Inc.*	96,584	927,206
Hecla Mining Co.	244,055	895,682
Pretium Resources, Inc.*	129,347	861,451
First Majestic Silver Corp.*,1	136,073	831,406
Fortuna Silver Mines, Inc.*	149,419	778,473
Sandstorm Gold Ltd.*	161,935	770,811
MAG Silver Corp.*	74,521	726,580
Klondex Mines Ltd.*	273,104	641,794
Seabridge Gold, Inc.*,1	59,382	641,326
Endeavour Silver Corp.*,1	179,875	437,096
Gold Resource Corp.	90,890	409,914
Total Mining		53,139,278

Total Common Stocks
(Cost $49,985,131)		53,139,278

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Vectors Junior Gold Miners ETF	69,448	2,232,753
Total Exchange-Traded Funds
(Cost $2,184,113)		2,232,753

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$252,816	252,816
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	82,728	82,728
Total Repurchase Agreements
(Cost $335,544)		335,544

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	3,155,252	3,155,252
Total Securities Lending Collateral
(Cost $3,155,252)		3,155,252

Total Investments - 105.7%
(Cost $55,660,040)		$58,862,827
Other Assets & Liabilities, net - (5.7)%		(3,179,124)
Total Net Assets - 100.0%		$55,683,703

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$53,139,278	$—	$—	$53,139,278
Exchange-Traded Funds	2,232,753	—	—	2,232,753
Repurchase Agreements	—	335,544	—	335,544
Securities Lending Collateral	3,155,252	—	—	3,155,252
Total Assets	$58,527,283	$335,544	$—	$58,862,827

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $3,073,314 of securities loaned (cost $55,324,496)	$58,527,283
Repurchase agreements, at value (cost $335,544)	335,544
Cash	7,470
Receivables:
Fund shares sold	5,052,444
Securities sold	1,095,331
Dividends	67,090
Securities lending income	3,111
Foreign taxes reclaim	827
Interest	50
Total assets	65,089,150

Liabilities:
Payable for:
Securities purchased	4,014,776
Return of securities loaned	3,155,252
Fund shares redeemed	1,884,467
Foreign capital gain taxes	276,532
Management fees	33,355
Transfer agent and administrative fees	11,118
Distribution and service fees	8,752
Portfolio accounting fees	4,448
Trustees’ fees*	1,511
Miscellaneous	15,236
Total liabilities	9,405,447
Commitments and contingent liabilities (Note 9)	—
Net assets	$55,683,703

Net assets consist of:
Paid in capital	$101,266,070
Undistributed net investment income	142,713
Accumulated net realized loss on investments	(48,927,867)
Net unrealized appreciation on investments	3,202,787
Net assets	$55,683,703

Investor Class:
Net assets	$33,967,679
Capital shares outstanding	1,254,846
Net asset value per share	$27.07

A-Class:
Net assets	$12,780,696
Capital shares outstanding	494,378
Net asset value per share	$25.85
Maximum offering price per share (Net asset value divided by 95.25%)	$27.14

C-Class:
Net assets	$6,696,535
Capital shares outstanding	301,087
Net asset value per share	$22.24

H-Class:
Net assets	$2,238,793
Capital shares outstanding	89,496
Net asset value per share	$25.02

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $32,698)	$385,847
Interest	7,272
Income from securities lending, net	61,569
Total investment income	454,688

Expenses:
Management fees	482,077
Distribution and service fees:
A-Class	29,183
C-Class	69,402
H-Class	10,541
Transfer agent and administrative fees	160,693
Portfolio accounting fees	64,277
Registration fees	48,305
Custodian fees	8,750
Trustees’ fees*	5,664
Line of credit fees	434
Miscellaneous	51,827
Total expenses	931,153
Net investment loss	(476,465)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,968,958	a
Foreign currency transactions	(176)
Net realized gain	9,968,782
Net change in unrealized appreciation (depreciation) on:
Investments	(17,626,147)[b]
Net change in unrealized appreciation (depreciation)	(17,626,147)
Net realized and unrealized loss	(7,657,365)
Net decrease in net assets resulting from operations	$(8,133,830)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
[a]	Net of foreign capital gain taxes of $178,615.
[b]	Net of decreased foreign capital gain taxes of $177,505.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(476,465)	$(761,327)
Net realized gain on investments	9,968,782	10,615,182
Net change in unrealized appreciation (depreciation) on investments	(17,626,147)	(1,934,542)
Net increase (decrease) in net assets resulting from operations	(8,133,830)	7,919,313

Distributions to shareholders from:
Net investment income
Investor Class	(1,823,837)	(2,205,828)
A-Class	(711,524)	(423,349)
C-Class	(410,204)	(340,156)
H-Class	(191,873)	(148,234)
Total distributions to shareholders	(3,137,438)	(3,117,567)

Capital share transactions:
Proceeds from sale of shares
Investor Class	388,332,258	617,795,119
A-Class	6,762,139	28,200,735
C-Class	3,233,948	9,381,549
H-Class	207,730,259	78,064,423
Distributions reinvested
Investor Class	1,761,829	2,149,219
A-Class	696,023	409,011
C-Class	402,938	335,809
H-Class	185,441	147,702
Cost of shares redeemed
Investor Class	(393,867,952)	(629,758,275)
A-Class	(5,054,979)	(20,496,890)
C-Class	(3,483,183)	(9,377,725)
H-Class	(205,920,301)	(77,888,581)
Net increase (decrease) from capital share transactions	778,420	(1,037,904)
Net increase (decrease) in net assets	(10,492,848)	3,763,842

Net assets:
Beginning of year	66,176,551	62,412,709
End of year	$55,683,703	$66,176,551
Undistributed (distributions in excess of) net investment income at end of year	$142,713	$(234,463)

Capital share activity:
Shares sold
Investor Class	12,996,799	17,910,788
A-Class	236,455	836,189
C-Class	129,810	313,607
H-Class	7,482,847	2,469,224
Shares issued from reinvestment of distributions
Investor Class	64,253	70,420
A-Class	26,556	13,945
C-Class	17,829	13,051
H-Class	7,309	5,186
Shares redeemed
Investor Class	(13,218,448)	(18,370,925)
A-Class	(177,067)	(582,330)
C-Class	(140,411)	(324,703)
H-Class	(7,503,501)	(2,471,225)
Net decrease in shares	(77,569)	(116,773)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$30.82	$27.37	$25.11	$35.78	$51.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.23)	(.07)	.01	.36
Net gain (loss) on investments (realized and unrealized)	(1.96)	4.85	2.44	(9.88)	(16.06)
Total from investment operations	(2.13)	4.62	2.37	(9.87)	(15.70)
Less distributions from:
Net investment income	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$27.07	$30.82	$27.37	$25.11	$35.78

Total Return[b]	(6.98%)	16.91%	9.67%	(27.88%)	(30.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,968	$43,530	$49,321	$30,528	$42,846
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.67%)	(0.31%)	0.04%	0.96%
Total expenses[c]	1.28%	1.27%	1.25%	1.25%	1.27%
Portfolio turnover rate	630%	508%	797%	371%	348%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$29.59	$26.39	$24.28	$34.75	$50.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.27)	(.12)	(.10)	.16
Net gain (loss) on investments (realized and unrealized)	(1.90)	4.64	2.34	(9.57)	(15.52)
Total from investment operations	(2.12)	4.37	2.22	(9.67)	(15.36)
Less distributions from:
Net investment income	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$25.85	$29.59	$26.39	$24.28	$34.75

Total Return[b]	(7.24%)	16.59%	9.38%	(28.13%)	(30.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,781	$12,085	$3,711	$4,928	$5,235
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.82%)	(0.54%)	(0.29%)	0.45%
Total expenses[c]	1.53%	1.52%	1.50%	1.50%	1.52%
Portfolio turnover rate	630%	508%	797%	371%	348%

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.89	$23.38	$21.67	$31.34	$45.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.46)	(.26)	(.29)	(.07)
Net gain (loss) on investments (realized and unrealized)	(1.64)	4.14	2.08	(8.58)	(14.14)
Total from investment operations	(2.03)	3.68	1.82	(8.87)	(14.21)
Less distributions from:
Net investment income	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$22.24	$25.89	$23.38	$21.67	$31.34

Total Return[b]	(7.95%)	15.76%	8.66%	(28.64%)	(31.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,697	$7,607	$6,825	$5,590	$9,250
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.59%)	(1.34%)	(0.99%)	(0.22%)
Total expenses[c]	2.28%	2.27%	2.25%	2.25%	2.27%
Portfolio turnover rate	630%	508%	797%	371%	348%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$28.73	$25.64	$23.64	$33.92	$49.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.31)	(.11)	(.14)	.12
Net gain (loss) on investments (realized and unrealized)	(1.84)	4.57	2.22	(9.34)	(15.23)
Total from investment operations	(2.09)	4.26	2.11	(9.48)	(15.11)
Less distributions from:
Net investment income	(1.62)	(1.17)	(.11)	(.80)	(.17)
Total distributions	(1.62)	(1.17)	(.11)	(.80)	(.17)
Net asset value, end of period	$25.02	$28.73	$25.64	$23.64	$33.92

Total Return[b]	(7.36%)	16.65%	9.17%	(28.24%)	(30.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,239	$2,954	$2,556	$8,400	$4,009
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(0.94%)	(0.53%)	(0.45%)	0.34%
Total expenses[c]	1.53%	1.52%	1.59%	1.75%	1.77%
Portfolio turnover rate	630%	508%	797%	371%	348%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the one-year period ended March 29, 2018, Real Estate Fund H-Class returned -3.86%, compared with -4.38% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was real estate management & services, followed by diversified REITs. The shopping center REITs industry detracted the most from performance, followed by health care REITs.

American Tower Corp., SBA Communications Corp. Class A, and Prologis, Inc. contributed the most to the performance of the Fund. Colony NorthStar, Inc. Class A, Kimco Realty Corp., and Welltower, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.4%
Simon Property Group, Inc.	2.1%
Crown Castle International Corp.	2.0%
Equinix, Inc.	1.7%
Public Storage	1.7%
Prologis, Inc.	1.7%
Weyerhaeuser Co.	1.5%
Equity Residential	1.4%
Digital Realty Trust, Inc.	1.4%
AvalonBay Communities, Inc.	1.4%
Top Ten Total	17.3%

“Ten Largest Holdings” excludes any temporary cash investments.

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(3.85%)	3.63%	3.66%
A-Class Shares with sales charge†	(8.41%)	2.63%	3.16%
C Class Shares	(4.56%)	2.85%	2.86%
C-Class Shares with CDSC‡	(5.51%)	2.85%	2.86%
H-Class Shares	(3.86%)	3.62%	3.64%
MSCI U.S. REIT Index	(4.38%)	5.86%	6.32%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	March 29, 2018
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

REITs - 95.1%
REITs-Diversified - 23.8%
American Tower Corp. — Class A	1,673	$243,154
Crown Castle International Corp.	1,852	202,998
Equinix, Inc.	430	179,800
Weyerhaeuser Co.	4,462	156,170
Digital Realty Trust, Inc.	1,377	145,108
SBA Communications Corp.*	805	137,591
Vornado Realty Trust	1,596	107,411
Duke Realty Corp.	3,563	94,348
Gaming and Leisure Properties, Inc.	2,429	81,299
WP Carey, Inc.	1,264	78,355
Lamar Advertising Co. — Class A	1,158	73,718
New Residential Investment Corp.	4,282	70,439
Forest City Realty Trust, Inc. — Class A	3,383	68,540
CoreSite Realty Corp.	666	66,773
STORE Capital Corp.	2,689	66,741
Rayonier, Inc.	1,838	64,661
EPR Properties	1,101	60,995
Cousins Properties, Inc.	6,685	58,026
PotlatchDeltic Corp.	1,060	55,173
PS Business Parks, Inc.	463	52,338
Colony NorthStar, Inc. — Class A	9,104	51,164
Uniti Group, Inc.[1]	3,148	51,155
Outfront Media, Inc.	2,573	48,218
Retail Properties of America, Inc. — Class A	4,119	48,028
STAG Industrial, Inc.	1,958	46,835
GEO Group, Inc.	2,270	46,467
Washington Real Estate Investment Trust	1,648	44,990
CoreCivic, Inc.	2,244	43,803
Total REITs-Diversified		2,444,298

REITs-Office Property - 11.5%
Boston Properties, Inc.	1,074	132,338
Alexandria Real Estate Equities, Inc.	861	107,530
SL Green Realty Corp.	915	88,599
Kilroy Realty Corp.	1,137	80,682
VEREIT, Inc.	11,287	78,558
Douglas Emmett, Inc.	2,041	75,027
Hudson Pacific Properties, Inc.	2,099	68,280
Highwoods Properties, Inc.	1,456	63,802
JBG SMITH Properties	1,774	59,802
Equity Commonwealth*	1,943	59,592
Paramount Group, Inc.	3,910	55,678
Brandywine Realty Trust	3,168	50,308
Empire State Realty Trust, Inc. — Class A	2,987	50,152
Corporate Office Properties Trust	1,878	48,509
Columbia Property Trust, Inc.	2,266	46,362
Piedmont Office Realty Trust, Inc. — Class A	2,629	46,244
Mack-Cali Realty Corp.	2,185	36,511
Government Properties Income Trust	2,578	35,215
Total REITs-Office Property		1,183,189

REITs-Apartments - 10.4%
Equity Residential	2,387	147,087
AvalonBay Communities, Inc.	881	144,889
Essex Property Trust, Inc.	506	121,784
Invitation Homes, Inc.	4,579	104,539
Mid-America Apartment Communities, Inc.	1,076	98,174
UDR, Inc.	2,645	94,215
Camden Property Trust	1,013	85,274
Apartment Investment & Management Co. — Class A	1,895	77,221
American Homes 4 Rent — Class A	3,649	73,272
American Campus Communities, Inc.	1,813	70,018
Education Realty Trust, Inc.	1,465	47,979
Total REITs-Apartments		1,064,452

REITs-Health Care - 8.9%
Welltower, Inc.	2,526	137,490
Ventas, Inc.	2,568	127,193
HCP, Inc.	4,364	101,376
Healthcare Trust of America, Inc. — Class A	2,711	71,706
Omega Healthcare Investors, Inc.[1]	2,590	70,034
Medical Properties Trust, Inc.	5,063	65,819
Senior Housing Properties Trust	3,693	57,832
Healthcare Realty Trust, Inc.	2,044	56,639
Sabra Health Care REIT, Inc.	3,007	53,074
Physicians Realty Trust	3,323	51,739
National Health Investors, Inc.	749	50,400
Quality Care Properties, Inc.*	2,193	42,610
CareTrust REIT, Inc.	2,260	30,284
Total REITs-Health Care		916,196

REITs-Hotels - 7.6%
Host Hotels & Resorts, Inc.	5,970	111,281
MGM Growth Properties LLC — Class A	2,975	78,956
Park Hotels & Resorts, Inc.	2,612	70,576
Hospitality Properties Trust	2,444	61,931
Apple Hospitality REIT, Inc.	3,488	61,284
Ryman Hospitality Properties, Inc.	779	60,334
LaSalle Hotel Properties	2,000	58,020
Sunstone Hotel Investors, Inc.	3,718	56,588
RLJ Lodging Trust	2,840	55,210
Pebblebrook Hotel Trust	1,337	45,926
Xenia Hotels & Resorts, Inc.	2,203	43,443
DiamondRock Hospitality Co.	4,149	43,316
Summit Hotel Properties, Inc.	2,682	36,502
Total REITs-Hotels		783,367

REITs-Warehouse/Industries - 6.6%
Prologis, Inc.	2,764	174,104
Liberty Property Trust	1,818	72,229
DCT Industrial Trust, Inc.	1,227	69,129
CyrusOne, Inc.	1,334	68,314
First Industrial Realty Trust, Inc.	1,934	56,531
Gramercy Property Trust	2,567	55,781
EastGroup Properties, Inc.	611	50,505
Rexford Industrial Realty, Inc.	1,590	45,776

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
REAL ESTATE FUND

	Shares	Value

QTS Realty Trust, Inc. — Class A	1,161	$42,051
Terreno Realty Corp.	1,210	41,757
Total REITs-Warehouse/Industries		676,177

REITs-Regional Malls - 5.9%
Simon Property Group, Inc.	1,367	210,996
GGP, Inc.	6,445	131,865
Macerich Co.	1,488	83,358
Taubman Centers, Inc.	993	56,512
Tanger Factory Outlet Centers, Inc.[1]	2,005	44,110
Washington Prime Group, Inc.	5,149	34,344
Pennsylvania Real Estate Investment Trust	2,550	24,607
CBL & Associates Properties, Inc.[1]	5,851	24,399
Total REITs-Regional Malls		610,191

REITs-Shopping Centers - 5.8%
Regency Centers Corp.	1,623	95,725
Federal Realty Investment Trust	764	88,708
Kimco Realty Corp.	5,188	74,707
Brixmor Property Group, Inc.	4,240	64,660
Weingarten Realty Investors	2,073	58,210
DDR Corp.	6,711	49,192
Urban Edge Properties	2,192	46,799
Acadia Realty Trust	1,751	43,075
Retail Opportunity Investments Corp.	2,421	42,779
Kite Realty Group Trust	2,234	34,024
Total REITs-Shopping Centers		597,879

REITs-Mortgage - 5.7%
Annaly Capital Management, Inc.	10,142	105,781
AGNC Investment Corp.	4,407	83,380
Starwood Property Trust, Inc.	3,380	70,811
Blackstone Mortgage Trust, Inc. — Class A1	1,774	55,739
Chimera Investment Corp.	3,137	54,615
MFA Financial, Inc.	6,982	52,574
Two Harbors Investment Corp.	3,235	49,722
Apollo Commercial Real Estate Finance, Inc.	2,300	41,354
Invesco Mortgage Capital, Inc.	2,518	41,245
ARMOUR Residential REIT, Inc.	1,300	30,264
Total REITs-Mortgage		585,485

REITs-Storage - 4.9%
Public Storage	889	178,147
Extra Space Storage, Inc.	1,146	100,115
Iron Mountain, Inc.	2,807	92,238
CubeSmart	2,448	69,034
Life Storage, Inc.	730	60,970
Total REITs-Storage		500,504

REITs-Single Tenant - 2.4%
Realty Income Corp.	2,261	116,962
National Retail Properties, Inc.	1,909	74,947
Spirit Realty Capital, Inc.	7,174	55,670
Total REITs-Single Tenant		247,579

REITs-Manufactured HomeS- 1.6%
Equity LifeStyle Properties, Inc.	969	85,049
Sun Communities, Inc.	905	82,690
Total REITs-Manufactured Homes		167,739
Total REITs		9,777,056

Real Estate - 4.2%
Real Estate Management/Services - 3.5%
CBRE Group, Inc. — Class A*	2,557	120,741
Jones Lang LaSalle, Inc.	489	85,399
Realogy Holdings Corp.[1]	2,131	58,134
Kennedy-Wilson Holdings, Inc.	2,827	49,190
Redfin Corp.*,1	1,805	41,208
Total Real Estate Management/Services		354,672

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	541	75,269
Total Real Estate		429,941

Total Common Stocks
(Cost $9,811,432)		10,206,997

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$45,316	45,316
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	14,829	14,829
Total Repurchase Agreements
(Cost $60,145)		60,145

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	187,965	187,965
Total Securities Lending Collateral
(Cost $187,965)		187,965

Total Investments - 101.7%
(Cost $10,059,542)		$10,455,107
Other Assets & Liabilities, net - (1.7)%		(176,651)
Total Net Assets - 100.0%		$10,278,456

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,206,997	$—	$—	$10,206,997
Repurchase Agreements	—	60,145	—	60,145
Securities Lending Collateral	187,965	—	—	187,965
Total Assets	$10,394,962	$60,145	$—	$10,455,107

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $179,810 of securities loaned (cost $9,999,397)	$10,394,962
Repurchase agreements, at value (cost $60,145)	60,145
Cash	6,040
Receivables:
Fund shares sold	703,048
Dividends	56,831
Securities lending income	87
Interest	9
Total assets	11,221,122

Liabilities:
Payable for:
Securities purchased	705,987
Return of securities loaned	187,965
Fund shares redeemed	31,311
Management fees	7,291
Distribution and service fees	2,769
Transfer agent and administrative fees	2,144
Portfolio accounting fees	858
Trustees’ fees*	281
Miscellaneous	4,060
Total liabilities	942,666
Commitments and contingent liabilities (Note 9)	—
Net assets	$10,278,456

Net assets consist of:
Paid in capital	$12,381,935
Undistributed net investment income	336,149
Accumulated net realized loss on investments	(2,835,193)
Net unrealized appreciation on investments	395,565
Net assets	$10,278,456

A-Class:
Net assets	$486,018
Capital shares outstanding	13,531
Net asset value per share	$35.92
Maximum offering price per share (Net asset value divided by 95.25%)	$37.71

C-Class:
Net assets	$992,738
Capital shares outstanding	31,445
Net asset value per share	$31.57

H-Class:
Net assets	$8,799,700
Capital shares outstanding	245,632
Net asset value per share	$35.82

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $236)	$852,683
Interest	1,029
Income from securities lending, net	8,234
Total investment income	861,946

Expenses:
Management fees	192,848
Distribution and service fees:
A-Class	17,143
C-Class	10,178
H-Class	37,032
Transfer agent and administrative fees	56,720
Portfolio accounting fees	22,688
Registration fees	16,182
Custodian fees	3,070
Trustees’ fees*	1,675
Line of credit fees	162
Miscellaneous	19,619
Total expenses	377,317
Net investment income	484,629

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(726,449)
Net realized loss	(726,449)
Net change in unrealized appreciation (depreciation) on:
Investments	(850,068)
Net change in unrealized appreciation (depreciation)	(850,068)
Net realized and unrealized loss	(1,576,517)
Net decrease in net assets resulting from operations	$(1,091,888)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$484,629	$289,865
Net realized gain (loss) on investments	(726,449)	9,807,974
Net change in unrealized appreciation (depreciation) on investments	(850,068)	(5,277,557)
Net increase (decrease) in net assets resulting from operations	(1,091,888)	4,820,282

Distributions to shareholders from:
Net investment income
A-Class	(36,813)	(210,089)
C-Class	(5,875)	(95,358)
H-Class	(81,666)	(528,698)
Total distributions to shareholders	(124,354)	(834,145)

Capital share transactions:
Proceeds from sale of shares
A-Class	27,925,045	13,401,514
C-Class	2,801,676	6,904,190
H-Class	243,325,987	489,324,519
Distributions reinvested
A-Class	36,686	203,192
C-Class	5,841	93,788
H-Class	79,934	527,824
Cost of shares redeemed
A-Class	(28,893,180)	(21,614,444)
C-Class	(2,744,067)	(7,926,493)
H-Class	(240,126,671)	(521,490,995)
Net increase (decrease) from capital share transactions	2,411,251	(40,576,905)
Net increase (decrease) in net assets	1,195,009	(36,590,768)

Net assets:
Beginning of year	9,083,447	45,674,215
End of year	$10,278,456	$9,083,447
Undistributed (distributions in excess of) net investment income at end of year	$336,149	$(25,641)

Capital share activity:
Shares sold
A-Class	735,037	349,580
C-Class	83,624	198,544
H-Class	6,430,451	12,883,150
Shares issued from reinvestment of distributions
A-Class	945	5,852
C-Class	171	3,040
H-Class	2,064	15,242
Shares redeemed
A-Class	(769,379)	(555,720)
C-Class	(82,363)	(229,590)
H-Class	(6,355,704)	(13,656,756)
Net increase (decrease) in shares	44,846	(986,658)

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$37.55	$37.31	$38.34	$33.47	$34.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.34	.65	.42	.65
Net gain (loss) on investments (realized and unrealized)	(2.08)	2.15	(1.24)	4.77	(.14)
Total from investment operations	(1.43)	2.49	(.59)	5.19	.51
Less distributions from:
Net investment income	(.20)	(2.25)	(.44)	(.32)	(1.47)
Total distributions	(.20)	(2.25)	(.44)	(.32)	(1.47)
Net asset value, end of period	$35.92	$37.55	$37.31	$38.34	$33.47

Total Return[b]	(3.85%)	7.17%	(1.46%)	15.58%	1.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$486	$1,762	$9,223	$6,329	$4,124
Ratios to average net assets:
Net investment income (loss)	1.69%	0.89%	1.82%	1.13%	1.92%
Total expenses	1.63%	1.63%	1.62%	1.60%	1.65%
Portfolio turnover rate	1,010%	1,060%	880%	599%	788%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$33.28	$33.56	$34.81	$30.64	$31.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.19	.22	.23	.29
Net gain (loss) on investments (realized and unrealized)	(1.80)	1.78	(1.03)	4.26	(.07)
Total from investment operations	(1.51)	1.97	(.81)	4.49	.22
Less distributions from:
Net investment income	(.20)	(2.25)	(.44)	(.32)	(1.47)
Total distributions	(.20)	(2.25)	(.44)	(.32)	(1.47)
Net asset value, end of period	$31.57	$33.28	$33.56	$34.81	$30.64

Total Return[b]	(4.56%)	6.37%	(2.25%)	14.73%	1.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$993	$999	$1,947	$2,937	$2,497
Ratios to average net assets:
Net investment income (loss)	0.86%	0.56%	0.69%	0.70%	0.93%
Total expenses	2.38%	2.38%	2.36%	2.35%	2.38%
Portfolio turnover rate	1,010%	1,060%	880%	599%	788%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$37.45	$37.21	$38.25	$33.40	$34.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.92	.27	.71	.48	.52
Net gain (loss) on investments (realized and unrealized)	(2.35)	2.22	(1.31)	4.69	(.03)
Total from investment operations	(1.43)	2.49	(.60)	5.17	.49
Less distributions from:
Net investment income	(.20)	(2.25)	(.44)	(.32)	(1.47)
Total distributions	(.20)	(2.25)	(.44)	(.32)	(1.47)
Net asset value, end of period	$35.82	$37.45	$37.21	$38.25	$33.40

Total Return[b]	(3.86%)	7.18%	(1.49%)	15.55%	1.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,800	$6,322	$34,504	$37,625	$19,753
Ratios to average net assets:
Net investment income (loss)	2.43%	0.70%	1.97%	1.32%	1.52%
Total expenses	1.63%	1.62%	1.62%	1.60%	1.64%
Portfolio turnover rate	1,010%	1,060%	880%	599%	788%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the one-year period ended March 29, 2018, Retailing Fund Investor Class returned 12.66%, compared with 16.91% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was E-commerce discretionary, followed by mass merchants. The food & drug stores industry detracted the most, followed by other specialty retail.

Amazon.com, Inc., Netflix, Inc., and Walmart, Inc. contributed the most to the performance of the Fund. Walgreens Boots Alliance, Inc., Vipshop Holdings Ltd. ADR, and CVS Health Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	8.9%
Walmart, Inc.	5.7%
Home Depot, Inc.	5.0%
Netflix, Inc.	3.7%
Booking Holdings, Inc.	3.4%
Costco Wholesale Corp.	3.2%
Lowe’s Companies, Inc.	3.0%
Walgreens Boots Alliance, Inc.	2.7%
CVS Health Corp.	2.6%
TJX Companies, Inc.	2.5%
Top Ten Total	40.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	12.66%	9.00%	10.13%
A-Class Shares	12.42%	8.78%	9.89%
A-Class Shares with sales charge†	7.08%	7.73%	9.35%
C-Class Shares	11.52%	7.93%	9.04%
C-Class Shares with CDSC‡	10.52%	7.93%	9.04%
H-Class Shares**	12.40%	8.65%	9.71%
S&P 500 Consumer Discretionary Index	16.91%	15.68%	14.56%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30. 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

120 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Retail - 66.3%
Walmart, Inc.	17,099	$1,521,298
Home Depot, Inc.	7,495	1,335,909
Costco Wholesale Corp.	4,519	851,515
Lowe’s Companies, Inc.	9,121	800,368
Walgreens Boots Alliance, Inc.	11,083	725,604
TJX Companies, Inc.	8,187	667,732
Target Corp.	8,202	569,465
Ross Stores, Inc.	6,596	514,356
Dollar General Corp.	5,230	489,266
Dollar Tree, Inc.*	4,727	448,592
O’Reilly Automotive, Inc.*	1,714	424,009
Best Buy Company, Inc.	5,894	412,521
AutoZone, Inc.*	601	389,863
Genuine Parts Co.	3,723	334,474
Ulta Beauty, Inc.*	1,615	329,896
Tiffany & Co.	3,272	319,544
Kohl’s Corp.	4,835	316,741
Gap, Inc.	10,145	316,524
CarMax, Inc.*	5,033	311,744
L Brands, Inc.	7,652	292,383
Burlington Stores, Inc.*	2,154	286,805
Macy’s, Inc.	9,613	285,891
Advance Auto Parts, Inc.	2,335	276,814
Nordstrom, Inc.	5,410	261,898
Tractor Supply Co.	4,095	258,067
Foot Locker, Inc.	4,991	227,290
Floor & Decor Holdings, Inc. — Class A*	4,240	220,989
Williams-Sonoma, Inc.[1]	3,734	197,006
Five Below, Inc.*	2,660	195,084
Dick’s Sporting Goods, Inc.	5,432	190,392
Urban Outfitters, Inc.*	5,139	189,937
AutoNation, Inc.*	3,948	184,687
Ollie’s Bargain Outlet Holdings, Inc.*	3,011	181,563
American Eagle Outfitters, Inc.	8,919	177,756
Penske Automotive Group, Inc.	3,976	176,256
Michaels Companies, Inc.*	8,398	165,525
Bed Bath & Beyond, Inc.	7,450	156,375
PriceSmart, Inc.	1,812	151,393
RH*,1	1,552	147,875
Guess?, Inc.	6,933	143,790
Lithia Motors, Inc. — Class A	1,430	143,744
Children’s Place, Inc.	1,049	141,877
Dillard’s, Inc. — Class A1	1,703	136,819
DSW, Inc. — Class A	6,062	136,152
Sally Beauty Holdings, Inc.*	7,918	130,251
Signet Jewelers Ltd.[1]	3,291	126,769
Abercrombie & Fitch Co. — Class A	5,170	125,166
Big Lots, Inc.	2,758	120,056
Party City Holdco, Inc.*	7,340	114,504
Asbury Automotive Group, Inc.*,1	1,620	109,350
Tailored Brands, Inc.	4,280	107,257
Chico’s FAS, Inc.	11,372	102,803
Group 1 Automotive, Inc.	1,566	102,322
Conn’s, Inc.*	2,828	96,152
GameStop Corp. — Class A	7,485	94,461
PetMed Express, Inc.	1,960	81,830
Zumiez, Inc.*	3,363	80,376
Finish Line, Inc. — Class A	5,807	78,627
Lumber Liquidators Holdings, Inc.*,1	3,156	75,492
Express, Inc.*	9,697	69,430
Hibbett Sports, Inc.*	2,704	64,761
Tile Shop Holdings, Inc.	8,758	52,548
GNC Holdings, Inc. — Class A*,1	13,284	51,276
Total Retail		17,789,220

Internet - 24.8%
Amazon.com, Inc.*	1,641	2,375,085
Netflix, Inc.*	3,389	1,000,941
Booking Holdings, Inc.*	441	917,452
JD.com, Inc. ADR*	10,874	440,288
Expedia Group, Inc.	3,442	380,031
Ctrip.com International Ltd. ADR*	7,617	355,105
Vipshop Holdings Ltd. ADR*	15,280	253,954
TripAdvisor, Inc.*	5,315	217,330
Wayfair, Inc. — Class A*	2,998	202,455
Shutterfly, Inc.*	1,824	148,200
Groupon, Inc. — Class A*,1	33,062	143,489
Liberty Expedia Holdings, Inc. — Class A*	3,498	137,401
Overstock.com, Inc.*,1	1,899	68,839
Total Internet		6,640,570

Pharmaceuticals - 2.6%
CVS Health Corp.	11,323	704,404

Distribution & Wholesale - 2.3%
LKQ Corp.*	8,271	313,885
Pool Corp.	1,556	227,518
Core-Mark Holding Company, Inc.	4,220	89,717
Total Distribution & Wholesale		631,120

Commercial Services - 1.6%
Aaron’s, Inc.	3,571	166,409
Monro, Inc.	2,299	123,226
NutriSystem, Inc.	2,852	76,861
Rent-A-Center, Inc.[1]	6,750	58,253
Total Commercial Services		424,749

Leisure Time - 0.9%
Camping World Holdings, Inc. — Class A	4,720	152,220
Liberty TripAdvisor Holdings, Inc. — Class A*	7,567	81,345
Total Leisure Time		233,565

Oil & Gas - 0.5%
Murphy USA, Inc.*	1,971	143,489

Home Furnishings - 0.4%
Sleep Number Corp.*	3,022	106,223

Total Common Stocks
(Cost $22,492,509)		26,673,340

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
RETAILING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$32,511	$32,511
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	10,639	10,639
Total Repurchase Agreements
(Cost $43,150)		43,150

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	738,056	738,056
Total Securities Lending Collateral
(Cost $738,056)		738,056

Total Investments - 102.4%
(Cost $23,273,715)		$27,454,546
Other Assets & Liabilities, net - (2.4)%		(636,928)
Total Net Assets - 100.0%		$26,817,618

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,673,340	$—	$—	$26,673,340
Repurchase Agreements	—	43,150	—	43,150
Securities Lending Collateral	738,056	—	—	738,056
Total Assets	$27,411,396	$43,150	$—	$27,454,546

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $718,639 of securities loaned (cost $23,230,565)	$27,411,396
Repurchase agreements, at value (cost $43,150)	43,150
Cash	3,889
Receivables:
Fund shares sold	688,016
Dividends	26,948
Securities lending income	1,116
Interest	7
Total assets	28,174,522

Liabilities:
Payable for:
Return of securities loaned	738,056
Securities purchased	517,016
Fund shares redeemed	61,929
Management fees	21,936
Transfer agent and administrative fees	6,452
Portfolio accounting fees	2,581
Distribution and service fees	2,405
Trustees’ fees*	633
Miscellaneous	5,896
Total liabilities	1,356,904
Commitments and contingent liabilities (Note 9)	—
Net assets	$26,817,618

Net assets consist of:
Paid in capital	$26,454,939
Undistributed net investment income	54,074
Accumulated net realized loss on investments	(3,872,226)
Net unrealized appreciation on investments	4,180,831
Net assets	$26,817,618

Investor Class:
Net assets	$19,875,711
Capital shares outstanding	658,736
Net asset value per share	$30.17

A-Class:
Net assets	$1,259,913
Capital shares outstanding	44,046
Net asset value per share	$28.60
Maximum offering price per share (Net asset value divided by 95.25%)	$30.03

C-Class:
Net assets	$603,104
Capital shares outstanding	23,686
Net asset value per share	$25.46

H-Class:
Net assets	$5,078,890
Capital shares outstanding	181,985
Net asset value per share	$27.91

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $842)	$334,524
Interest	1,245
Income from securities lending, net	22,121
Total investment income	357,890

Expenses:
Management fees	172,519
Distribution and service fees:
A-Class	3,090
C-Class	14,172
H-Class	7,774
Transfer agent and administrative fees	50,741
Registration fees	18,817
Portfolio accounting fees	20,296
Custodian fees	2,793
Trustees’ fees*	1,700
Line of credit fees	146
Miscellaneous	11,938
Total expenses	303,986
Net investment income	53,904

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(234,098)
Net realized loss	(234,098)
Net change in unrealized appreciation (depreciation) on:
Investments	761,856
Net change in unrealized appreciation (depreciation)	761,856
Net realized and unrealized gain	527,758
Net increase in net assets resulting from operations	$581,662

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$53,904	$(15,106)
Net realized gain (loss) on investments	(234,098)	4,196,154
Net change in unrealized appreciation (depreciation) on investments	761,856	(4,955,206)
Net increase (decrease) in net assets resulting from operations	581,662	(774,158)

Capital share transactions:
Proceeds from sale of shares
Investor Class	107,508,613	118,388,461
A-Class	2,267,258	2,184,386
C-Class	2,196,897	1,975,138
H-Class	171,202,184	44,643,931
Cost of shares redeemed
Investor Class	(97,300,877)	(119,709,090)
A-Class	(2,367,312)	(7,079,757)
C-Class	(3,396,691)	(2,867,907)
H-Class	(165,600,202)	(47,551,893)
Net increase (decrease) from capital share transactions	14,509,870	(10,016,731)
Net increase (decrease) in net assets	15,091,532	(10,790,889)

Net assets:
Beginning of year	11,726,086	22,516,975
End of year	$26,817,618	$11,726,086
Undistributed net investment income at end of year	$54,074	$—

Capital share activity:
Shares sold
Investor Class	3,804,703	4,468,767
A-Class	85,542	86,254
C-Class	89,484	87,780
H-Class	6,831,279	1,886,660
Shares redeemed
Investor Class	(3,463,319)	(4,531,899)
A-Class	(89,318)	(284,154)
C-Class	(135,935)	(126,634)
H-Class	(6,665,830)	(2,006,027)
Net increase (decrease) in shares	456,606	(419,253)

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$26.78	$26.98	$28.13	$23.54	$19.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.03	(.03)	.11	—[b]
Net gain (loss) on investments (realized and unrealized)	3.28	(.23)	(1.10)	4.48	3.92
Total from investment operations	3.39	(.20)	(1.13)	4.59	3.92
Less distributions from:
Net investment income	—	—	(.02)	—	—
Total distributions	—	—	(.02)	—	—
Net asset value, end of period	$30.17	$26.78	$26.98	$28.13	$23.54

Total Return[c]	12.66%	(0.74%)	(4.01%)	19.50%	19.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,876	$8,498	$10,265	$46,283	$65,195
Ratios to average net assets:
Net investment income (loss)	0.40%	0.10%	(0.10%)	0.42%	0.01%
Total expenses	1.37%	1.37%	1.34%	1.33%	1.37%
Portfolio turnover rate	1,306%	887%	238%	395%	671%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.44	$25.69	$26.85	$22.48	$18.79
Income (loss) from investment operations:
Net investment income (loss)[a]	—[b]	(.08)	(.09)	.06	(.09)
Net gain (loss) on investments (realized and unrealized)	3.16	(.17)	(1.05)	4.31	3.78
Total from investment operations	3.16	(.25)	(1.14)	4.37	3.69
Less distributions from:
Net investment income	—	—	(.02)	—	—
Total distributions	—	—	(.02)	—	—
Net asset value, end of period	$28.60	$25.44	$25.69	$26.85	$22.48

Total Return[c]	12.42%	(0.97%)	(4.24%)	19.44%	19.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,260	$1,217	$6,313	$19,502	$2,049
Ratios to average net assets:
Net investment income (loss)	—	(0.34%)	(0.36%)	0.25%	(0.42%)
Total expenses	1.63%	1.62%	1.60%	1.58%	1.62%
Portfolio turnover rate	1,306%	887%	238%	395%	671%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$22.83	$23.23	$24.46	$20.64	$17.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.23)	(.24)	(.19)	(.23)
Net gain (loss) on investments (realized and unrealized)	2.80	(.17)	(.97)	4.01	3.47
Total from investment operations	2.63	(.40)	(1.21)	3.82	3.24
Less distributions from:
Net investment income	—	—	(.02)	—	—
Total distributions	—	—	(.02)	—	—
Net asset value, end of period	$25.46	$22.83	$23.23	$24.46	$20.64

Total Return[c]	11.52%	(1.76%)	(4.94%)	18.51%	18.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603	$1,601	$2,532	$3,455	$2,503
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(1.00%)	(1.04%)	(0.88%)	(1.16%)
Total expenses	2.38%	2.37%	2.35%	2.34%	2.37%
Portfolio turnover rate	1,306%	887%	238%	395%	671%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$24.83	$25.07	$26.22	$22.00	$18.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(—)[b]	(.11)	.01	(.14)
Net gain (loss) on investments (realized and unrealized)	3.03	(.24)	(1.02)	4.21	3.69
Total from investment operations	3.08	(.24)	(1.13)	4.22	3.55
Less distributions from:
Net investment income	—	—	(.02)	—	—
Total distributions	—	—	(.02)	—	—
Net asset value, end of period	$27.91	$24.83	$25.07	$26.22	$22.00

Total Return[c]	12.40%	(0.96%)	(4.31%)	19.18%	19.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,079	$411	$3,407	$8,871	$5,391
Ratios to average net assets:
Net investment income (loss)	0.18%	(—)[e]	(0.44%)	0.05%	(0.64%)
Total expenses	1.62%	1.62%	1.71%	1.83%	1.87%
Portfolio turnover rate	1,306%	887%	238%	395%	671%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class Shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[e]	Less than (0.01)%.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, and PC hardware and peripherals companies (“Technology Companies”).

For the one-year period ended March 29, 2018, Technology Fund Investor Class returned 27.11%, compared with 27.68% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was semiconductor devices, followed by application software. The transaction management systems industry detracted the most, followed by electronics manufacturing services & original design manufacturers.

Microsoft Corp., NVIDIA Corp., and Alphabet, Inc. Class A contributed the most to the performance of the Fund. International Business Machines Corp., Advanced Micro Devices, Inc., and Macom Technology Solutions Holdings, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.5%
Microsoft Corp.	3.2%
Alphabet, Inc. — Class A	3.1%
Facebook, Inc. — Class A	2.5%
Alibaba Group Holding Ltd. ADR	2.0%
Intel Corp.	1.9%
Visa, Inc. — Class A	1.9%
Cisco Systems, Inc.	1.7%
Mastercard, Inc. — Class A	1.6%
Oracle Corp.	1.6%
Top Ten Total	23.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	27.11%	17.08%	10.51%
A-Class Shares	26.77%	16.77%	10.20%
A-Class Shares with sales charge†	20.75%	15.63%	9.67%
C-Class Shares	25.85%	15.93%	9.40%
C-Class Shares with CDSC‡	24.85%	15.93%	9.40%
H-Class Shares**	26.78%	16.66%	10.02%
S&P 500 Information Technology Index	27.68%	20.65%	14.15%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

128 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Software - 24.1%
Microsoft Corp.	44,955	$4,103,043
Oracle Corp.	44,488	2,035,326
Adobe Systems, Inc.*	7,514	1,623,625
salesforce.com, Inc.*	12,062	1,402,811
VMware, Inc. — Class A*	9,008	1,092,400
Activision Blizzard, Inc.	15,682	1,057,908
Intuit, Inc.	6,047	1,048,247
Electronic Arts, Inc.*	7,781	943,368
Fidelity National Information Services, Inc.	9,123	878,545
Fiserv, Inc.*	11,882	847,305
ServiceNow, Inc.*	5,070	838,832
Red Hat, Inc.*	5,369	802,719
Autodesk, Inc.*	6,327	794,545
Workday, Inc. — Class A*	6,220	790,624
NetEase, Inc. ADR	2,570	720,602
Paychex, Inc.	11,694	720,233
First Data Corp. — Class A*	38,755	620,080
Momo, Inc. ADR*	16,567	619,274
Broadridge Financial Solutions, Inc.	5,215	572,033
CA, Inc.	16,873	571,995
Splunk, Inc.*	5,780	568,694
Citrix Systems, Inc.*	6,010	557,728
ANSYS, Inc.*	3,520	551,549
Synopsys, Inc.*	6,480	539,395
SS&C Technologies Holdings, Inc.	10,040	538,546
Akamai Technologies, Inc.*	7,527	534,267
Cadence Design Systems, Inc.*	13,435	494,005
Take-Two Interactive Software, Inc.*	4,984	487,336
Jack Henry & Associates, Inc.	3,972	480,413
PTC, Inc.*	6,043	471,414
CDK Global, Inc.	6,899	436,983
Ultimate Software Group, Inc.*	1,754	427,450
Tableau Software, Inc. — Class A*	4,890	395,210
Aspen Technology, Inc.*	4,680	369,205
Nuance Communications, Inc.*	20,580	324,135
RealPage, Inc.*	6,270	322,905
j2 Global, Inc.	3,863	304,868
Twilio, Inc. — Class A*	7,774	296,811
CommVault Systems, Inc.*	4,550	260,260
Manhattan Associates, Inc.*	6,145	257,353
Cornerstone OnDemand, Inc.*	5,644	220,737
Total Software		30,922,779

Semiconductors - 19.4%
Intel Corp.	47,597	2,478,852
NVIDIA Corp.	7,896	1,828,635
Texas Instruments, Inc.	14,948	1,552,948
Broadcom Ltd.	6,571	1,548,456
QUALCOMM, Inc.	24,383	1,351,062
Micron Technology, Inc.*	23,172	1,208,188
Applied Materials, Inc.	20,787	1,155,965
Analog Devices, Inc.	9,940	905,832
Lam Research Corp.	4,286	870,744
Taiwan Semiconductor Manufacturing Company Ltd. ADR	18,181	795,601
NXP Semiconductor N.V.*	6,317	739,089
Microchip Technology, Inc.	7,751	708,131
Xilinx, Inc.	9,203	664,825
Skyworks Solutions, Inc.	6,378	639,458
Maxim Integrated Products, Inc.	10,603	638,513
KLA-Tencor Corp.	5,728	624,409
Marvell Technology Group Ltd.	29,329	615,909
ASML Holding N.V. — Class G	3,030	601,637
IPG Photonics Corp.*	2,345	547,276
ON Semiconductor Corp.*	20,131	492,404
Advanced Micro Devices, Inc.*,1	45,807	460,360
Teradyne, Inc.	10,008	457,466
Qorvo, Inc.*	6,118	431,013
Microsemi Corp.*	6,651	430,453
MKS Instruments, Inc.	3,325	384,536
Cypress Semiconductor Corp.	22,098	374,782
Cavium, Inc.*	4,410	350,066
Entegris, Inc.	9,890	344,172
Monolithic Power Systems, Inc.	2,930	339,206
Integrated Device Technology, Inc.*	10,108	308,900
Silicon Laboratories, Inc.*	3,290	295,771
Cirrus Logic, Inc.*	5,931	240,976
Synaptics, Inc.*	4,242	193,987
Ambarella, Inc.*,1	3,945	193,266
MACOM Technology Solutions Holdings, Inc.*,1	8,370	138,942
Total Semiconductors		24,911,830

Internet - 17.9%
Alphabet, Inc. — Class A*	3,891	4,035,512
Facebook, Inc. — Class A*	20,016	3,198,357
Alibaba Group Holding Ltd. ADR*	13,930	2,556,712
eBay, Inc.*	24,192	973,486
Baidu, Inc. ADR*	3,959	883,609
Twitter, Inc.*	23,194	672,858
Snap, Inc. — Class A*	41,700	661,779
Palo Alto Networks, Inc.*	3,518	638,587
Symantec Corp.	23,768	614,403
MercadoLibre, Inc.	1,603	571,293
IAC/InterActiveCorp*	3,610	564,532
Weibo Corp. ADR*	4,656	556,578
Match Group, Inc.*,1	12,458	553,634
YY, Inc. ADR*	5,151	541,885
VeriSign, Inc.*	4,514	535,180
Shopify, Inc. — Class A*	4,191	522,157
SINA Corp.*	4,957	516,866
CDW Corp.	7,198	506,091
Zillow Group, Inc. — Class C*	9,352	503,138
GoDaddy, Inc. — Class A*	8,163	501,372
F5 Networks, Inc.*	3,258	471,139
GrubHub, Inc.*	4,503	456,919
Proofpoint, Inc.*	3,290	373,909
Stamps.com, Inc.*	1,478	297,152
Etsy, Inc.*	10,500	294,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
TECHNOLOGY FUND

	Shares	Value

Yelp, Inc. — Class A*	6,735	$281,186
FireEye, Inc.*	16,430	278,160
Trade Desk, Inc. — Class A*	4,243	210,538
Pandora Media, Inc.*,1	36,011	181,135
Total Internet		22,952,797

Computers - 14.2%
Apple, Inc.	26,732	4,485,095
International Business Machines Corp.	12,108	1,857,730
Cognizant Technology Solutions Corp. — Class A	13,256	1,067,108
Accenture plc — Class A	6,657	1,021,850
HP, Inc.	41,025	899,268
DXC Technology Co.	8,226	826,960
Western Digital Corp.	8,698	802,564
Hewlett Packard Enterprise Co.	45,313	794,790
Seagate Technology plc	10,953	640,970
NetApp, Inc.	10,201	629,300
Check Point Software Technologies Ltd.*	6,151	611,040
Infosys Ltd. ADR[1]	33,755	602,527
Leidos Holdings, Inc.	7,434	486,184
Amdocs Ltd.	7,260	484,387
Fortinet, Inc.*	8,843	473,808
Nutanix, Inc. — Class A*	9,094	446,606
CSRA, Inc.	10,120	417,248
DST Systems, Inc.	4,230	353,840
Teradata Corp.*	8,505	337,393
Lumentum Holdings, Inc.*	4,797	306,049
NCR Corp.*	9,191	289,700
NetScout Systems, Inc.*	8,998	237,097
Electronics for Imaging, Inc.*	6,370	174,092
Total Computers		18,245,606

Commercial Services - 6.3%
PayPal Holdings, Inc.*	19,405	1,472,257
Automatic Data Processing, Inc.	9,719	1,102,912
Worldpay, Inc. — Class A*	9,720	799,373
Square, Inc. — Class A*	13,830	680,436
FleetCor Technologies, Inc.*	3,300	668,250
Global Payments, Inc.	5,861	653,619
Total System Services, Inc.	7,123	614,430
Gartner, Inc.*	4,325	508,707
Western Union Co.	24,014	461,789
WEX, Inc.*	2,610	408,778
Sabre Corp.	17,460	374,517
Euronet Worldwide, Inc.*	3,850	303,842
Total Commercial Services		8,048,910

Electronics - 5.5%
Amphenol Corp. — Class A	9,151	788,176
Corning, Inc.	26,936	750,976
TE Connectivity Ltd.	7,271	726,373
Keysight Technologies, Inc.*	9,380	491,418
Trimble, Inc.*	12,621	452,841
Flex Ltd.*	26,577	434,002
FLIR Systems, Inc.	8,260	413,083
Arrow Electronics, Inc.*	5,221	402,121
National Instruments Corp.	7,930	401,020
Jabil, Inc.	12,544	360,389
Avnet, Inc.	8,309	346,984
Coherent, Inc.*	1,680	314,832
Tech Data Corp.*	3,273	278,631
Vishay Intertechnology, Inc.	13,560	252,216
II-VI, Inc.*	6,159	251,903
Sanmina Corp.*	7,939	207,605
KEMET Corp.*	8,540	154,830
Applied Optoelectronics, Inc.*,1	4,153	104,074
Total Electronics		7,131,474

Telecommunications - 5.4%
Cisco Systems, Inc.	51,872	2,224,790
Motorola Solutions, Inc.	6,120	644,436
Arista Networks, Inc.*	2,520	643,356
Juniper Networks, Inc.	18,153	441,662
CommScope Holding Company, Inc.*	10,856	433,914
LogMeIn, Inc.	3,248	375,306
Ubiquiti Networks, Inc.*,1	5,303	364,846
ARRIS International plc*	13,005	345,543
Ciena Corp.*	11,596	300,336
ViaSat, Inc.*,1	4,490	295,083
Viavi Solutions, Inc.*	23,197	225,475
Oclaro, Inc.*	23,387	223,580
NETGEAR, Inc.*	3,643	208,380
Finisar Corp.*	12,271	194,005
Total Telecommunications		6,920,712

Diversified Financial Services - 4.4%
Visa, Inc. — Class A	20,471	2,448,741
Mastercard, Inc. — Class A	12,050	2,110,678
Alliance Data Systems Corp.	2,419	514,908
Ellie Mae, Inc.*	3,040	279,498
Blackhawk Network Holdings, Inc.*	5,670	253,449
Total Diversified Financial Services		5,607,274

Electrical Components & Equipment - 0.7%
Littelfuse, Inc.	1,697	353,282
Universal Display Corp.	3,000	303,000
Advanced Energy Industries, Inc.*	3,738	238,858
Total Electrical Components & Equipment		895,140

Machinery-Diversified - 0.7%
Cognex Corp.	8,860	460,631
Zebra Technologies Corp. — Class A*	3,094	430,654
Total Machinery-Diversified		891,285

Energy-Alternate Sources - 0.3%
First Solar, Inc.*	6,241	442,986

Office & Business Equipment - 0.3%
Xerox Corp.	14,681	422,519

Building Materials - 0.2%
Cree, Inc.*	7,766	313,048

Total Common Stocks
(Cost $104,375,845)		127,706,360

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
TECHNOLOGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$382,893	$382,893
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	125,293	125,293
Total Repurchase Agreements
(Cost $508,186)		508,186

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	2,163,422	2,163,422
Total Securities Lending Collateral
(Cost $2,163,422)		2,163,422

Total Investments - 101.5%
(Cost $107,047,453)		$130,377,968
Other Assets & Liabilities, net - (1.5)%		(1,966,762)
Total Net Assets - 100.0%		$128,411,206

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$127,706,360	$—	$—	$127,706,360
Repurchase Agreements	—	508,186	—	508,186
Securities Lending Collateral	2,163,422	—	—	2,163,422
Total Assets	$129,869,782	$508,186	$—	$130,377,968

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $2,117,846 of securities loaned (cost $106,539,267)	$129,869,782
Repurchase agreements, at value (cost $508,186)	508,186
Cash	24,947
Receivables:
Securities sold	6,204,305
Fund shares sold	332,879
Dividends	54,632
Securities lending income	6,108
Foreign taxes reclaim	1,107
Interest	76
Total assets	137,002,022

Liabilities:
Payable for:
Fund shares redeemed	6,233,883
Return of securities loaned	2,163,422
Management fees	100,205
Transfer agent and administrative fees	29,472
Distribution and service fees	15,710
Portfolio accounting fees	11,789
Trustees’ fees*	3,604
Miscellaneous	32,731
Total liabilities	8,590,816
Commitments and contingent liabilities (Note 9)	—
Net assets	$128,411,206

Net assets consist of:
Paid in capital	$107,593,406
Accumulated net investment loss	(129,960)
Accumulated net realized loss on investments	(2,382,755)
Net unrealized appreciation on investments	23,330,515
Net assets	$128,411,206

Investor Class:
Net assets	$76,819,944
Capital shares outstanding	811,900
Net asset value per share	$94.62

A-Class:
Net assets	$5,032,739
Capital shares outstanding	56,929
Net asset value per share	$88.40
Maximum offering price per share (Net asset value divided by 95.25%)	$92.81

C-Class:
Net assets	$6,409,318
Capital shares outstanding	80,056
Net asset value per share	$80.06

H-Class:
Net assets	$40,149,205
Capital shares outstanding	463,924
Net asset value per share	$86.54

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $827)	$1,028,575
Interest	6,478
Income from securities lending, net	74,203
Total investment income	1,109,256

Expenses:
Management fees	905,123
Distribution and service fees:
A-Class	13,534
C-Class	47,272
H-Class	85,023
Transfer agent and administrative fees	266,212
Portfolio accounting fees	106,484
Custodian fees	14,415
Trustees’ fees*	8,304
Line of credit fees	349
Miscellaneous	163,693
Total expenses	1,610,409
Net investment loss	(501,153)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,926,887
Net realized gain	11,926,887
Net change in unrealized appreciation (depreciation) on:
Investments	10,313,651
Net change in unrealized appreciation (depreciation)	10,313,651
Net realized and unrealized gain	22,240,538
Net increase in net assets resulting from operations	$21,739,385

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(501,153)	$(132,224)
Net realized gain on investments	11,926,887	6,670,155
Net change in unrealized appreciation (depreciation) on investments	10,313,651	4,144,640
Net increase in net assets resulting from operations	21,739,385	10,682,571

Distributions to shareholders from:
Net realized gains
Investor Class	(884,002)	—
A-Class	(88,875)	—
C-Class	(86,701)	—
H-Class	(340,979)	—
Total distributions to shareholders	(1,400,557)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	233,535,719	164,308,988
A-Class	14,514,895	15,140,469
C-Class	6,729,760	4,835,439
H-Class	135,900,317	59,582,617
Distributions reinvested
Investor Class	881,980	—
A-Class	59,109	—
C-Class	85,105	—
H-Class	340,979	—
Cost of shares redeemed
Investor Class	(224,056,476)	(138,630,626)
A-Class	(14,033,917)	(20,841,622)
C-Class	(4,511,197)	(4,264,033)
H-Class	(124,390,710)	(42,353,661)
Net increase from capital share transactions	25,055,564	37,777,571
Net increase in net assets	45,394,392	48,460,142

Net assets:
Beginning of year	83,016,814	34,556,672
End of year	$128,411,206	$83,016,814
Accumulated net investment loss at end of year	$(129,960)	$(108,130)

Capital share activity:
Shares sold
Investor Class	2,639,170	2,453,827
A-Class	186,346	240,039
C-Class	90,922	83,451
H-Class	1,737,082	989,015
Shares issued from reinvestment of distributions
Investor Class	9,914	—
A-Class	710	—
C-Class	1,127	—
H-Class	4,187	—
Shares redeemed
Investor Class	(2,566,368)	(2,090,864)
A-Class	(176,688)	(339,864)
C-Class	(61,538)	(76,557)
H-Class	(1,587,781)	(711,407)
Net increase in shares	277,083	547,640

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$75.45	$60.53	$61.23	$55.90	$43.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.09)	(.06)	(.10)	(.09)
Net gain (loss) on investments (realized and unrealized)	20.66	15.01	(.64)	5.43	12.41
Total from investment operations	20.37	14.92	(.70)	5.33	12.32
Less distributions from:
Net realized gains	(1.20)	—	—	—	—
Total distributions	(1.20)	—	—	—	—
Net asset value, end of period	$94.62	$75.45	$60.53	$61.23	$55.90

Total Return[b]	27.11%	24.63%	(1.14%)	9.53%	28.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,820	$55,016	$22,167	$20,458	$32,858
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.13%)	(0.10%)	(0.17%)	(0.18%)
Total expenses	1.37%	1.38%	1.35%	1.35%	1.37%
Portfolio turnover rate	270%	320%	388%	280%	321%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$70.74	$56.88	$57.69	$52.79	$41.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.25)	(.14)	(.21)	(.23)
Net gain (loss) on investments (realized and unrealized)	19.31	14.11	(.67)	5.11	11.72
Total from investment operations	18.86	13.86	(.81)	4.90	11.49
Less distributions from:
Net realized gains	(1.20)	—	—	—	—
Total distributions	(1.20)	—	—	—	—
Net asset value, end of period	$88.40	$70.74	$56.88	$57.69	$52.79

Total Return[b]	26.77%	24.37%	(1.40%)	9.28%	27.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,033	$3,294	$8,327	$9,960	$5,873
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.40%)	(0.25%)	(0.39%)	(0.47%)
Total expenses	1.63%	1.63%	1.60%	1.59%	1.62%
Portfolio turnover rate	270%	320%	388%	280%	321%

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$64.64	$52.37	$53.50	$49.30	$38.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.02)	(.64)	(.59)	(.58)	(.50)
Net gain (loss) on investments (realized and unrealized)	17.64	12.91	(.54)	4.78	10.96
Total from investment operations	16.62	12.27	(1.13)	4.20	10.46
Less distributions from:
Net realized gains	(1.20)	—	—	—	—
Total distributions	(1.20)	—	—	—	—
Net asset value, end of period	$80.06	$64.64	$52.37	$53.50	$49.30

Total Return[b]	25.85%	23.41%	(2.11%)	8.52%	26.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,409	$3,203	$2,234	$2,910	$2,827
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(1.12%)	(1.12%)	(1.13%)	(1.13%)
Total expenses	2.38%	2.37%	2.35%	2.35%	2.37%
Portfolio turnover rate	270%	320%	388%	280%	321%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c,d]
Per Share Data
Net asset value, beginning of period	$69.27	$55.72	$56.54	$51.87	$40.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.30)	(.23)	(.37)	(.27)
Net gain (loss) on investments (realized and unrealized)	18.93	13.85	(.59)	5.04	11.49
Total from investment operations	18.47	13.55	(.82)	4.67	11.22
Less distributions from:
Net realized gains	(1.20)	—	—	—	—
Total distributions	(1.20)	—	—	—	—
Net asset value, end of period	$86.54	$69.27	$55.72	$56.54	$51.87

Total Return[b]	26.78%	24.32%	(1.45%)	9.00%	27.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,149	$21,504	$1,829	$2,831	$6,915
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.46%)	(0.42%)	(0.69%)	(0.54%)
Total expenses	1.63%	1.63%	1.68%	1.85%	1.87%
Portfolio turnover rate	270%	320%	388%	280%	321%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[d]	Reverse share split— Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the one-year period ended March 29, 2018, Telecommunications Fund Investor Class returned 3.33%, compared with -4.86% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was communications equipment, followed by real estate investment trusts (REITs). The telecom carriers industry detracted the most, followed by semiconductor devices.

Cisco Systems, Inc., Arista Networks, Inc., and Palo Alto Networks, Inc. contributed the most to the performance of the Fund. Sprint Corp., AT&T, Inc., and Finisar Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	9.4%
Cisco Systems, Inc.	9.1%
Verizon Communications, Inc.	9.0%
QUALCOMM, Inc.	5.5%
T-Mobile US, Inc.	4.5%
Crown Castle International Corp.	4.4%
SBA Communications Corp.	2.9%
Harris Corp.	2.9%
Sprint Corp.	2.8%
Motorola Solutions, Inc.	2.6%
Top Ten Total	53.1%

“Ten Largest Holdings” excludes any temporary cash investments.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	3.33%	6.03%	1.91%
A-Class Shares	3.08%	5.73%	1.66%
A-Class Shares with sales charge†	(1.81%)	4.70%	1.17%
C-Class Shares	2.30%	5.02%	0.99%
C-Class Shares with CDSC‡	1.32%	5.02%	0.99%
H-Class Shares**	3.07%	5.61%	1.48%
S&P 500 Telecommunication Services Index	(4.86%)	4.12%	5.80%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	March 29, 2018
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Telecommunications - 74.5%
AT&T, Inc.	5,992	$213,615
Cisco Systems, Inc.	4,796	205,700
Verizon Communications, Inc.	4,270	204,191
T-Mobile US, Inc.*	1,684	102,791
Sprint Corp.*,1	12,790	62,415
Motorola Solutions, Inc.	566	59,600
Arista Networks, Inc.*	233	59,485
CenturyLink, Inc.	3,594	59,049
Zayo Group Holdings, Inc.*	1,199	40,958
Juniper Networks, Inc.	1,678	40,826
CommScope Holding Company, Inc.*	1,005	40,170
Ubiquiti Networks, Inc.*,1	490	33,712
ARRIS International plc*	1,203	31,964
EchoStar Corp. — Class A*	596	31,451
Vodafone Group plc ADR	1,106	30,769
America Movil SAB de CV — Class L ADR	1,513	28,883
Ciena Corp.*	1,072	27,765
China Mobile Ltd. ADR	600	27,450
ViaSat, Inc.*,1	415	27,274
BCE, Inc.	601	25,867
Telephone & Data Systems, Inc.	912	25,563
Rogers Communications, Inc. — Class B	553	24,708
Telefonica Brasil S.A. ADR	1,602	24,607
InterDigital, Inc.	315	23,184
Vonage Holdings Corp.*	2,135	22,738
Viavi Solutions, Inc.*	2,145	20,849
Oclaro, Inc.*	2,162	20,669
Shenandoah Telecommunications Co.	555	19,980
NETGEAR, Inc.*	337	19,276
Infinera Corp.*	1,696	18,419
Finisar Corp.*	1,134	17,929
Acacia Communications, Inc.*,1	452	17,384
Extreme Networks, Inc.*	1,408	15,587
Iridium Communications, Inc.*	1,354	15,232
ADTRAN, Inc.	802	12,471
Consolidated Communications Holdings, Inc.	1,121	12,286
ORBCOMM, Inc.*	1,254	11,750
Frontier Communications Corp.[1]	1,437	10,663
Total Telecommunications		1,687,230

REITs - 7.3%
Crown Castle International Corp.	900	98,649
SBA Communications Corp.*	389	66,488
Total REITs		165,137

Internet - 6.9%
Palo Alto Networks, Inc.*	325	58,994
F5 Networks, Inc.*	301	43,528
Cogent Communications Holdings, Inc.	470	20,398
8x8, Inc.*	1,001	18,669
Boingo Wireless, Inc.*	567	14,044
Total Internet		155,633

Semiconductors - 5.5%
QUALCOMM, Inc.	2,255	124,949

Aerospace & Defense - 2.9%
Harris Corp.	404	65,157

Computers - 2.2%
Lumentum Holdings, Inc.*	443	28,264
NetScout Systems, Inc.*	832	21,923
Total Computers		50,187

Electronics - 0.4%
Applied Optoelectronics, Inc.*,1	384	9,623

Total Common Stocks
(Cost $1,729,413)		2,257,916

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$10,991	10,991
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	3,597	3,597
Total Repurchase Agreements
(Cost $14,588)		14,588

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	100,563	100,563
Total Securities Lending Collateral
(Cost $100,563)		100,563

Total Investments - 104.8%
(Cost $1,844,564)		$2,373,067
Other Assets & Liabilities, net - (4.8)%		(108,309)
Total Net Assets - 100.0%		$2,264,758

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,257,916	$—	$—	$2,257,916
Repurchase Agreements	—	14,588	—	14,588
Securities Lending Collateral	100,563	—	—	100,563
Total Assets	$2,358,479	$14,588	$—	$2,373,067

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $98,303 of securities loaned (cost $1,829,976)	$2,358,479
Repurchase agreements, at value (cost $14,588)	14,588
Cash	1,002
Receivables:
Securities sold	164,980
Dividends	652
Securities lending income	602
Foreign taxes reclaim	513
Fund shares sold	250
Interest	2
Total assets	2,541,068

Liabilities:
Payable for:
Fund shares redeemed	171,650
Return of securities loaned	100,563
Management fees	1,887
Transfer agent and administrative fees	555
Distribution and service fees	469
Portfolio accounting fees	222
Trustees’ fees*	99
Miscellaneous	865
Total liabilities	276,310
Commitments and contingent liabilities (Note 9)	—
Net assets	$2,264,758

Net assets consist of:
Paid in capital	$1,964,413
Undistributed net investment income	—
Accumulated net realized loss on investments	(228,158)
Net unrealized appreciation on investments	528,503
Net assets	$2,264,758

Investor Class:
Net assets	$1,308,613
Capital shares outstanding	27,456
Net asset value per share	$47.66

A-Class:
Net assets	$448,369
Capital shares outstanding	10,228
Net asset value per share	$43.84
Maximum offering price per share (Net asset value divided by 95.25%)	$46.03

C-Class:
Net assets	$368,248
Capital shares outstanding	9,401
Net asset value per share	$39.17

H-Class:
Net assets	$139,528
Capital shares outstanding	3,271
Net asset value per share	$42.66

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $(963))	$71,962
Interest	114
Income from securities lending, net	8,190
Total investment income	80,266

Expenses:
Management fees	32,164
Distribution and service fees:
A-Class	1,667
C-Class	3,581
H-Class	1,335
Transfer agent and administrative fees	9,460
Registration fees	4,797
Portfolio accounting fees	3,784
Trustees’ fees*	855
Custodian fees	570
Line of credit fees	162
Miscellaneous	547
Total expenses	58,922
Net investment income	21,344

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,189,343
Net realized gain	1,189,343
Net change in unrealized appreciation (depreciation) on:
Investments	(1,262,386)
Net change in unrealized appreciation (depreciation)	(1,262,386)
Net realized and unrealized loss	(73,043)
Net decrease in net assets resulting from operations	$(51,699)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,344	$295,233
Net realized gain on investments	1,189,343	3,661,119
Net change in unrealized appreciation (depreciation) on investments	(1,262,386)	(781,475)
Net increase (decrease) in net assets resulting from operations	(51,699)	3,174,877

Distributions to shareholders from:
Net investment income
Investor Class	(90,769)	(148,366)
A-Class	(21,826)	(18,046)
C-Class	(13,315)	(15,410)
H-Class	(7,413)	(59,833)
Total distributions to shareholders	(133,323)	(241,655)

Capital share transactions:
Proceeds from sale of shares
Investor Class	18,198,892	102,887,896
A-Class	1,789,379	52,341,342
C-Class	1,338,693	3,895,441
H-Class	45,664,344	55,785,784
Distributions reinvested
Investor Class	85,913	147,778
A-Class	18,059	17,422
C-Class	13,271	15,386
H-Class	7,413	59,833
Cost of shares redeemed
Investor Class	(29,351,432)	(109,831,997)
A-Class	(2,427,788)	(54,681,307)
C-Class	(1,377,526)	(3,803,624)
H-Class	(46,748,671)	(65,870,500)
Net decrease from capital share transactions	(12,789,453)	(19,036,546)
Net decrease in net assets	(12,974,475)	(16,103,324)

Net assets:
Beginning of year	15,239,233	31,342,557
End of year	$2,264,758	$15,239,233
Undistributed net investment income at end of year	$—	$133,323

Capital share activity:
Shares sold
Investor Class	379,653	2,237,261
A-Class	40,426	1,269,793
C-Class	33,554	102,253
H-Class	1,077,686	1,323,661
Shares issued from reinvestment of distributions
Investor Class	1,806	3,252
A-Class	412	414
C-Class	338	403
H-Class	174	1,460
Shares redeemed
Investor Class	(615,510)	(2,426,423)
A-Class	(54,963)	(1,284,565)
C-Class	(34,603)	(99,349)
H-Class	(1,102,664)	(1,563,493)
Net decrease in shares	(273,691)	(435,333)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$47.95	$42.91	$45.56	$45.51	$40.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.49	.44	.72	1.06
Net gain (loss) on investments (realized and unrealized)	1.17	5.55	(1.64)	.63	4.26
Total from investment operations	1.60	6.04	(1.20)	1.35	5.32
Less distributions from:
Net investment income	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$47.66	$47.95	$42.91	$45.56	$45.51

Total Return[b]	3.33%	14.21%	(2.49%)	2.93%	13.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,309	$12,539	$19,198	$1,316	$2,497
Ratios to average net assets:
Net investment income (loss)	0.89%	1.09%	0.97%	1.55%	2.47%
Total expenses	1.38%	1.38%	1.34%	1.36%	1.38%
Portfolio turnover rate	1,455%	605%	660%	804%	1,271%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$44.39	$39.88	$42.63	$42.74	$38.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.32	.58	.58	.72
Net gain (loss) on investments (realized and unrealized)	1.14	5.19	(1.88)	.61	4.15
Total from investment operations	1.34	5.51	(1.30)	1.19	4.87
Less distributions from:
Net investment income	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$43.84	$44.39	$39.88	$42.63	$42.74

Total Return[b]	3.08%	13.88%	(2.90%)	2.75%	12.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$448	$1,081	$1,544	$454	$2,631
Ratios to average net assets:
Net investment income (loss)	0.45%	0.75%	1.41%	1.35%	1.79%
Total expenses	1.63%	1.62%	1.59%	1.60%	1.63%
Portfolio turnover rate	1,455%	605%	660%	804%	1,271%

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$40.14	$36.43	$39.35	$39.89	$36.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.03	(.01)	.06	.54
Net gain (loss) on investments (realized and unrealized)	1.01	4.68	(1.46)	.70	3.92
Total from investment operations	.92	4.71	(1.47)	.76	4.46
Less distributions from:
Net investment income	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$39.17	$40.14	$36.43	$39.35	$39.89

Total Return[b]	2.30%	13.05%	(3.59%)	1.86%	12.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$368	$406	$248	$499	$271
Ratios to average net assets:
Net investment income (loss)	(0.22%)	0.07%	(0.03%)	0.14%	1.42%
Total expenses	2.38%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	1,455%	605%	660%	804%	1,271%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[c,d]
Per Share Data
Net asset value, beginning of period	$43.21	$38.85	$41.59	$41.86	$37.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.58	.17	.60	.29
Net gain (loss) on investments (realized and unrealized)	1.40	4.78	(1.46)	.43	4.39
Total from investment operations	1.34	5.36	(1.29)	1.03	4.68
Less distributions from:
Net investment income	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Total distributions	(1.89)	(1.00)	(1.45)	(1.30)	(.57)
Net asset value, end of period	$42.66	$43.21	$38.85	$41.59	$41.86

Total Return[b]	3.07%	13.94%	(2.95%)	2.42%	12.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140	$1,213	$10,353	$151	$316
Ratios to average net assets:
Net investment income (loss)	(0.14%)	1.44%	0.44%	1.40%	0.74%
Total expenses	1.63%	1.62%	1.64%	1.86%	1.88%
Portfolio turnover rate	1,455%	605%	659%	804%	1,271%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[d]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for the period prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the one-year period ended March 29, 2018, Transportation Fund Investor Class returned 12.67%, compared with 13.95% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was trucking, followed by rail freight. The transport support services industry detracted the most, followed by industrial distribution & rental.

Union Pacific Corp., XPO Logistics, Inc., and Fiat Chrysler Automobiles NV contributed the most to the performance of the Fund. Macquarie Infrastructure Corp., Alaska Air Group, Inc., and Harley-Davidson, Inc. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.0%
United Parcel Service, Inc. — Class B	4.5%
FedEx Corp.	3.9%
General Motors Co.	3.4%
CSX Corp.	3.4%
Ford Motor Co.	3.3%
Delta Air Lines, Inc.	3.0%
Tesla, Inc.	3.0%
Norfolk Southern Corp.	2.9%
Southwest Airlines Co.	2.8%
Top Ten Total	35.2%

“Ten Largest Holdings” excludes any temporary cash investments.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	12.67%	13.64%	9.27%
A-Class Shares	12.38%	13.36%	9.02%
A-Class Shares with sales charge†	7.04%	12.27%	8.49%
C-Class Shares	11.56%	12.51%	8.19%
C-Class Shares with CDSC‡	10.56%	12.51%	8.19%
H-Class Shares**	12.33%	13.23%	8.82%
S&P 500 Industrials Index	13.95%	14.02%	8.89%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	March 29, 2018
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Transportation - 44.5%
Union Pacific Corp.	9,919	$1,333,411
United Parcel Service, Inc. — Class B	11,628	1,216,986
FedEx Corp.	4,336	1,041,117
CSX Corp.	16,273	906,569
Norfolk Southern Corp.	5,816	789,696
CH Robinson Worldwide, Inc.	5,136	481,295
J.B. Hunt Transport Services, Inc.	3,949	462,625
Old Dominion Freight Line, Inc.	3,111	457,224
XPO Logistics, Inc.*	4,462	454,276
Kansas City Southern	4,003	439,730
Expeditors International of Washington, Inc.	6,874	435,124
Knight-Swift Transportation Holdings, Inc.	7,938	365,227
Canadian National Railway Co.	4,150	303,489
Canadian Pacific Railway Ltd.	1,647	290,696
Kirby Corp.*	3,677	282,945
Landstar System, Inc.	2,542	278,730
Schneider National, Inc. — Class B	10,560	275,194
Genesee & Wyoming, Inc. — Class A*	3,851	272,612
Ryder System, Inc.	3,463	252,072
ZTO Express Cayman, Inc. ADR	15,040	225,450
Werner Enterprises, Inc.	5,667	206,846
Saia, Inc.*	2,420	181,863
Atlas Air Worldwide Holdings, Inc.*,1	2,682	162,127
Forward Air Corp.	3,027	160,007
Heartland Express, Inc.	8,502	152,951
Hub Group, Inc. — Class A*	3,632	151,999
Air Transport Services Group, Inc.*	6,396	149,155
Echo Global Logistics, Inc.*	4,255	117,438
ArcBest Corp.	3,538	113,393
Total Transportation		11,960,247

Airlines - 17.6%
Delta Air Lines, Inc.	14,776	809,873
Southwest Airlines Co.	13,058	747,962
American Airlines Group, Inc.	12,090	628,196
United Continental Holdings, Inc.*	8,296	576,323
Alaska Air Group, Inc.	5,738	355,527
JetBlue Airways Corp.*	15,917	323,433
Ryanair Holdings plc ADR*	1,874	230,221
Copa Holdings S.A. — Class A	1,740	223,816
Allegiant Travel Co. — Class A	1,273	219,656
SkyWest, Inc.	3,932	213,901
Spirit Airlines, Inc.*	5,244	198,118
Hawaiian Holdings, Inc.	4,945	191,372
Total Airlines		4,718,398

Auto Parts & Equipment - 16.2%
Lear Corp.	2,469	459,456
Aptiv plc	5,049	429,014
BorgWarner, Inc.	8,410	422,434
Goodyear Tire & Rubber Co.	12,043	320,103
Adient plc	5,076	303,342
Magna International, Inc.	5,071	285,751
Autoliv, Inc.[1]	1,885	275,097
Delphi Technologies plc	5,499	262,027
Dana, Inc.	9,632	248,120
Visteon Corp.*	2,081	229,409
Tenneco, Inc.	3,988	218,822
American Axle & Manufacturing Holdings, Inc.*	14,110	214,754
Cooper-Standard Holdings, Inc.*	1,599	196,373
Dorman Products, Inc.*	2,831	187,440
Cooper Tire & Rubber Co.	5,242	153,591
Gentherm, Inc.*	4,364	148,158
Total Auto Parts & Equipment		4,353,891

Auto Manufacturers - 12.5%
General Motors Co.	25,319	920,092
Ford Motor Co.	80,084	887,331
Tesla, Inc.*,1	2,991	795,995
Fiat Chrysler Automobiles N.V.*	13,172	270,289
Tata Motors Ltd. ADR*	9,581	246,232
Ferrari N.V.	2,003	241,402
Total Auto Manufacturers		3,361,341

Commercial Services - 2.9%
AMERCO	1,000	345,100
Avis Budget Group, Inc.*,1	5,422	253,966
Hertz Global Holdings, Inc.*,1	8,428	167,296
Total Commercial Services		766,362

Leisure Time - 2.6%
Harley-Davidson, Inc.[1]	8,113	347,885
LCI Industries	1,970	205,176
Fox Factory Holding Corp.*	4,210	146,929
Total Leisure Time		699,990

Home Builders - 1.7%
Thor Industries, Inc.	2,683	309,001
Winnebago Industries, Inc.	3,510	131,976
Total Home Builders		440,977

Electronics - 1.2%
Gentex Corp.	14,293	329,025

Internet - 0.7%
Cars.com, Inc.*	6,471	183,324

Total Common Stocks
(Cost $20,415,090)		26,813,555

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$66,185	$66,185
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	21,658	21,658
Total Repurchase Agreements
(Cost $87,843)		87,843

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	1,363,538	1,363,538
Total Securities Lending Collateral
(Cost $1,363,538)		1,363,538

Total Investments - 105.3%
(Cost $21,866,471)		$28,264,936
Other Assets & Liabilities, net - (5.3)%		(1,412,804)
Total Net Assets - 100.0%		$26,852,132

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,813,555	$—	$—	$26,813,555
Repurchase Agreements	—	87,843	—	87,843
Securities Lending Collateral	1,363,538	—	—	1,363,538
Total Assets	$28,177,093	$87,843	$—	$28,264,936

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $1,345,804 of securities loaned (cost $21,778,628)	$28,177,093
Repurchase agreements, at value (cost $87,843)	87,843
Cash	15,478
Receivables:
Fund shares sold	259,822
Dividends	7,157
Securities lending income	581
Foreign taxes reclaim	117
Interest	13
Total assets	28,548,104

Liabilities:
Payable for:
Return of securities loaned	1,363,538
Fund shares redeemed	288,186
Management fees	20,974
Transfer agent and administrative fees	6,169
Distribution and service fees	4,322
Portfolio accounting fees	2,468
Trustees’ fees*	882
Miscellaneous	9,433
Total liabilities	1,695,972
Commitments and contingent liabilities (Note 9)	—
Net assets	$26,852,132

Net assets consist of:
Paid in capital	$20,585,622
Undistributed net investment income	—
Accumulated net realized loss on investments	(131,955)
Net unrealized appreciation on investments	6,398,465
Net assets	$26,852,132

Investor Class:
Net assets	$16,603,005
Capital shares outstanding	280,928
Net asset value per share	$59.10

A-Class:
Net assets	$5,760,278
Capital shares outstanding	105,825
Net asset value per share	$54.43
Maximum offering price per share (Net asset value divided by 95.25%)	$57.14

C-Class:
Net assets	$2,559,747
Capital shares outstanding	51,155
Net asset value per share	$50.04

H-Class:
Net assets	$1,929,102
Capital shares outstanding	36,465
Net asset value per share	$52.90

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $7,475)	$566,957
Interest	2,268
Income from securities lending, net	11,212
Total investment income	580,437

Expenses:
Management fees	360,012
Distribution and service fees:
A-Class	22,514
C-Class	23,867
H-Class	14,152
Transfer agent and administrative fees	105,886
Portfolio accounting fees	42,354
Registration fees	38,302
Custodian fees	5,843
Trustees’ fees*	3,654
Line of credit fees	42
Miscellaneous	26,153
Total expenses	642,779
Net investment loss	(62,342)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,190,225
Net realized gain	10,190,225
Net change in unrealized appreciation (depreciation) on:
Investments	(3,511,458)
Net change in unrealized appreciation (depreciation)	(3,511,458)
Net realized and unrealized gain	6,678,767
Net increase in net assets resulting from operations	$6,616,425

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(62,342)	$(1,275)
Net realized gain on investments	10,190,225	5,205,605
Net change in unrealized appreciation (depreciation) on investments	(3,511,458)	887,530
Net increase in net assets resulting from operations	6,616,425	6,091,860

Distributions to shareholders from:
Net investment income
Investor Class	—	(75,133)
A-Class	—	(20,987)
C-Class	—	(7,137)
H-Class	—	(15,737)
Net realized gains
Investor Class	(882,913)	—
A-Class	(192,541)	—
C-Class	(62,119)	—
H-Class	(192,453)	—
Total distributions to shareholders	(1,330,026)	(118,994)

Capital share transactions:
Proceeds from sale of shares
Investor Class	130,291,611	122,086,249
A-Class	15,148,859	19,099,228
C-Class	3,569,224	4,867,697
H-Class	96,085,939	143,717,449
Distributions reinvested
Investor Class	876,202	73,847
A-Class	188,343	20,353
C-Class	60,157	6,873
H-Class	192,158	15,696
Cost of shares redeemed
Investor Class	(150,963,703)	(106,399,464)
A-Class	(15,123,096)	(20,440,514)
C-Class	(3,496,787)	(5,771,671)
H-Class	(99,350,757)	(150,146,386)
Net increase (decrease) from capital share transactions	(22,521,850)	7,129,357
Net increase (decrease) in net assets	(17,235,451)	13,102,223

Net assets:
Beginning of year	44,087,583	30,985,360
End of year	$26,852,132	$44,087,583
Undistributed (distributions in excess of) net investment income at end of year	$—	$(1,009)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	2,235,675	2,457,004
A-Class	280,882	417,626
C-Class	70,988	114,437
H-Class	1,891,455	3,310,254
Shares issued from reinvestment of distributions
Investor Class	14,388	1,486
A-Class	3,355	443
C-Class	1,163	161
H-Class	3,523	351
Shares redeemed
Investor Class	(2,584,123)	(2,138,529)
A-Class	(274,219)	(446,819)
C-Class	(71,214)	(138,639)
H-Class	(1,944,227)	(3,441,408)
Net increase (decrease) in shares	(372,354)	136,367

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$53.52	$46.23	$52.06	$44.63	$32.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.09	.16	.18	(.04)
Net gain (loss) on investments (realized and unrealized)	6.85	7.37	(5.78)	7.25	12.60
Total from investment operations	6.81	7.46	(5.62)	7.43	12.56
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—
Net realized gains	(1.23)	—	—	—	—
Total distributions	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$59.10	$53.52	$46.23	$52.06	$44.63

Total Return[b]	12.67%	16.14%	(10.80%)	16.65%	39.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,603	$32,911	$13,638	$42,947	$44,021
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.17%	0.33%	0.37%	(0.09%)
Total expenses	1.37%	1.38%	1.34%	1.35%	1.37%
Portfolio turnover rate	483%	676%	219%	247%	593%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$49.50	$42.87	$48.41	$41.61	$29.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.06)	.04	.05	(.11)
Net gain (loss) on investments (realized and unrealized)	6.23	6.86	(5.37)	6.75	11.76
Total from investment operations	6.16	6.80	(5.33)	6.80	11.65
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—
Net realized gains	(1.23)	—	—	—	—
Total distributions	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$54.43	$49.50	$42.87	$48.41	$41.61

Total Return[b]	12.38%	15.87%	(11.01%)	16.34%	38.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,760	$4,742	$5,339	$15,359	$12,938
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.12%)	0.08%	0.12%	(0.28%)
Total expenses	1.63%	1.63%	1.60%	1.60%	1.62%
Portfolio turnover rate	483%	676%	219%	247%	593%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$45.93	$40.09	$45.63	$39.52	$28.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.34)	(.24)	(.27)	(.37)
Net gain (loss) on investments (realized and unrealized)	5.77	6.35	(5.09)	6.38	11.22
Total from investment operations	5.34	6.01	(5.33)	6.11	10.85
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—
Net realized gains	(1.23)	—	—	—	—
Total distributions	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$50.04	$45.93	$40.09	$45.63	$39.52

Total Return[b]	11.56%	15.00%	(11.69%)	15.46%	37.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,560	$2,307	$2,977	$6,405	$3,734
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.81%)	(0.57%)	(0.62%)	(1.07%)
Total expenses	2.38%	2.38%	2.35%	2.35%	2.37%
Portfolio turnover rate	483%	676%	219%	247%	593%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$48.15	$41.71	$47.12	$40.61	$29.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.13)	(.09)	(.10)	(.18)
Net gain (loss) on investments (realized and unrealized)	6.11	6.74	(5.11)	6.61	11.47
Total from investment operations	5.98	6.61	(5.20)	6.51	11.29
Less distributions from:
Net investment income	—	(.17)	(.21)	—	—
Net realized gains	(1.23)	—	—	—	—
Total distributions	(1.23)	(.17)	(.21)	—	—
Net asset value, end of period	$52.90	$48.15	$41.71	$47.12	$40.61

Total Return[b]	12.33%	15.88%	(11.04%)	16.03%	38.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,929	$4,127	$9,031	$6,249	$2,583
Ratios to average net assets:
Net investment income (loss)	(0.24%)	(0.30%)	(0.20%)	(0.22%)	(0.50%)
Total expenses	1.63%	1.63%	1.72%	1.85%	1.87%
Portfolio turnover rate	483%	676%	219%	247%	593%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the one-year period ended March 29, 2018, Utilities Fund Investor Class returned 1.72%, compared with 1.89% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 13.99%.

The industry that contributed the most to performance of the Fund was power generation, followed by integrated utilities. The midstream oil & gas industry was the only detractor from return. The cement & aggregates industry contributed the least.

NextEra Energy, Inc. NRG Energy, Inc., and Avagrid, Inc. contributed the most to the performance of the Fund. PG&E Corp., Scana Corp., and PPL Corp. detracted the most.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.6%
Duke Energy Corp.	3.8%
Southern Co.	3.4%
Dominion Energy, Inc.	3.2%
Exelon Corp.	3.2%
American Electric Power Company, Inc.	3.0%
Sempra Energy	2.7%
Public Service Enterprise Group, Inc.	2.6%
Consolidated Edison, Inc.	2.5%
Xcel Energy, Inc.	2.5%
Top Ten Total	31.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	1.72%	7.63%	6.70%
A-Class Shares	1.45%	7.36%	6.43%
A-Class Shares with sales charge†	(3.38%)	6.32%	5.92%
C-Class Shares	0.69%	6.56%	5.63%
C-Class Shares with CDSC‡	(0.28%)	6.56%	5.63%
H-Class Shares**	1.44%	7.23%	6.24%
S&P 500 Utilities Index	1.89%	9.16%	7.07%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

154 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Electric - 81.1%
NextEra Energy, Inc.	5,523	$902,072
Duke Energy Corp.	9,602	743,867
Southern Co.	15,205	679,055
Dominion Energy, Inc.	9,467	638,360
Exelon Corp.	16,066	626,735
American Electric Power Company, Inc.	8,667	594,470
Sempra Energy	4,846	538,972
Public Service Enterprise Group, Inc.	10,372	521,089
Consolidated Edison, Inc.	6,432	501,310
Xcel Energy, Inc.	10,856	493,731
PG&E Corp.	11,089	487,140
Edison International	7,422	472,484
WEC Energy Group, Inc.	7,224	452,945
PPL Corp.	15,893	449,613
DTE Energy Co.	4,234	442,030
Eversource Energy	7,455	439,249
FirstEnergy Corp.	12,083	410,943
Avangrid, Inc.	8,025	410,238
Entergy Corp.	4,859	382,792
Ameren Corp.	6,710	379,987
CMS Energy Corp.	8,134	368,389
CenterPoint Energy, Inc.	12,626	345,952
Alliant Energy Corp.	7,740	316,256
NRG Energy, Inc.	10,352	316,047
Pinnacle West Capital Corp.	3,833	305,873
Vistra Energy Corp.*	14,408	300,119
Westar Energy, Inc.	5,351	281,409
AES Corp.	24,714	280,998
Great Plains Energy, Inc.	8,475	269,420
OGE Energy Corp.	7,990	261,832
MDU Resources Group, Inc.	8,598	242,120
SCANA Corp.	6,043	226,915
IDACORP, Inc.	2,480	218,910
ALLETE, Inc.	2,744	198,254
Hawaiian Electric Industries, Inc.	5,724	196,791
Portland General Electric Co.	4,775	193,435
Avista Corp.	3,700	189,625
PNM Resources, Inc.	4,726	180,769
NRG Yield, Inc. — Class C	10,468	177,956
Black Hills Corp.	3,211	174,357
NorthWestern Corp.	3,111	167,372
El Paso Electric Co.	2,900	147,900
Dynegy, Inc.*	10,408	140,716
Total Electric		16,068,497

Gas - 13.3%
Atmos Energy Corp.	3,727	313,963
NiSource, Inc.	12,144	290,363
UGI Corp.	6,286	279,224
Vectren Corp.	3,701	236,568
National Fuel Gas Co.	4,169	214,495
WGL Holdings, Inc.	2,493	208,539
National Grid plc ADR[1]	3,440	194,119
Spire, Inc.	2,670	193,041
New Jersey Resources Corp.	4,717	189,152
ONE Gas, Inc.	2,847	187,959
Southwest Gas Holdings, Inc.	2,626	177,596
South Jersey Industries, Inc.	5,410	152,346
Total Gas		2,637,365

Water - 3.9%
American Water Works Company, Inc.	4,695	385,600
Aqua America, Inc.	7,286	248,161
American States Water Co.	2,660	141,140
Total Water		774,901

Energy-Alternate Sources - 1.2%
Pattern Energy Group, Inc. — Class A1	7,400	127,946
TerraForm Power, Inc. — Class A	11,330	121,571
Total Energy-Alternate Sources		249,517

Pipelines - 0.0%
Kinder Morgan, Inc.	1	15

Total Common Stocks
(Cost $16,847,090)		19,730,295

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$46,050	46,050
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	15,068	15,068
Total Repurchase Agreements
(Cost $61,118)		61,118

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	133,964	133,964
Total Securities Lending Collateral
(Cost $133,964)		133,964

Total Investments - 100.5%
(Cost $17,042,172)		$19,925,377
Other Assets & Liabilities, net - (0.5)%		(101,118)
Total Net Assets - 100.0%		$19,824,259

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,730,295	$—	$—	$19,730,295
Repurchase Agreements	—	61,118	—	61,118
Securities Lending Collateral	133,964	—	—	133,964
Total Assets	$19,864,259	$61,118	$—	$19,925,377

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $127,765 of securities loaned (cost $16,981,054)	$19,864,259
Repurchase agreements, at value (cost $61,118)	61,118
Cash	14,906
Receivables:
Securities sold	2,792,053
Dividends	56,114
Fund shares sold	14,447
Foreign taxes reclaim	315
Interest	9
Securities lending income	6
Total assets	22,803,227

Liabilities:
Payable for:
Fund shares redeemed	2,806,960
Return of securities loaned	133,964
Management fees	16,423
Distribution and service fees	6,391
Transfer agent and administrative fees	4,830
Portfolio accounting fees	1,932
Trustees’ fees*	635
Miscellaneous	7,833
Total liabilities	2,978,968
Commitments and contingent liabilities (Note 9)	—
Net assets	$19,824,259

Net assets consist of:
Paid in capital	$19,438,027
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,496,973)
Net unrealized appreciation on investments	2,883,205
Net assets	$19,824,259

Investor Class:
Net assets	$9,005,701
Capital shares outstanding	230,745
Net asset value per share	$39.03

A-Class:
Net assets	$3,482,354
Capital shares outstanding	96,816
Net asset value per share	$35.97
Maximum offering price per share (Net asset value divided by 95.25%)	$37.76

C-Class:
Net assets	$6,526,026
Capital shares outstanding	214,771
Net asset value per share	$30.39

H-Class:
Net assets	$810,178
Capital shares outstanding	23,388
Net asset value per share	$34.64

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$1,291,999
Interest	1,786
Income from securities lending, net	393
Total investment income	1,294,178

Expenses:
Management fees	364,994
Distribution and service fees:
A-Class	16,969
C-Class	77,241
H-Class	10,801
Transfer agent and administrative fees	107,351
Portfolio accounting fees	42,940
Custodian fees	5,847
Trustees’ fees*	3,841
Line of credit fees	170
Miscellaneous	67,877
Total expenses	698,031
Net investment income	596,147

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,235,990
Net realized gain	4,235,990
Net change in unrealized appreciation (depreciation) on:
Investments	(5,033,646)
Net change in unrealized appreciation (depreciation)	(5,033,646)
Net realized and unrealized loss	(797,656)
Net decrease in net assets resulting from operations	$(201,509)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$596,147	$839,774
Net realized gain on investments	4,235,990	11,894,279
Net change in unrealized appreciation (depreciation) on investments	(5,033,646)	(12,192,043)
Net increase (decrease) in net assets resulting from operations	(201,509)	542,010

Distributions to shareholders from:
Net investment income
Investor Class	(309,568)	(577,820)
A-Class	(64,504)	(127,704)
C-Class	(122,855)	(237,845)
H-Class	(15,542)	(188,129)
Net realized gains
Investor Class	(302,366)	(1,895,220)
A-Class	(63,004)	(418,860)
C-Class	(119,996)	(780,119)
H-Class	(15,181)	(617,055)
Total distributions to shareholders	(1,013,016)	(4,842,752)

Capital share transactions:
Proceeds from sale of shares
Investor Class	152,584,832	282,505,858
A-Class	11,463,834	40,059,210
C-Class	3,176,346	6,907,165
H-Class	84,220,174	103,464,307
Distributions reinvested
Investor Class	600,953	2,434,848
A-Class	121,868	536,124
C-Class	239,192	1,004,274
H-Class	29,375	803,467
Cost of shares redeemed
Investor Class	(167,380,453)	(307,478,614)
A-Class	(17,316,656)	(54,062,337)
C-Class	(5,019,312)	(9,547,021)
H-Class	(88,808,628)	(105,286,529)
Net decrease from capital share transactions	(26,088,475)	(38,659,248)
Net increase (decrease) in net assets	(27,303,000)	(42,959,990)

Net assets:
Beginning of year	47,127,259	90,087,249
End of year	$19,824,259	$47,127,259
Undistributed net investment income at end of year	$—	$—

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	3,722,394	6,973,833
A-Class	298,597	1,063,262
C-Class	99,174	209,067
H-Class	2,313,316	2,848,092
Shares issued from reinvestment of distributions
Investor Class	14,453	68,472
A-Class	3,178	16,261
C-Class	7,367	35,537
H-Class	795	25,290
Shares redeemed
Investor Class	(4,119,104)	(7,690,866)
A-Class	(461,937)	(1,419,071)
C-Class	(157,243)	(295,878)
H-Class	(2,443,865)	(2,897,377)
Net decrease in shares	(722,875)	(1,063,378)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$39.34	$40.23	$36.98	$34.01	$32.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.59	.73	.84	.78
Net gain (loss) on investments (realized and unrealized)	.06	2.25	3.09	2.26	1.98
Total from investment operations	.74	2.84	3.82	3.10	2.76
Less distributions from:
Net investment income	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	(.52)	(2.86)	—	—	—
Total distributions	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$39.03	$39.34	$40.23	$36.98	$34.01

Total Return[b]	1.72%	8.04%	10.61%	9.12%	8.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,006	$24,116	$50,753	$55,156	$95,854
Ratios to average net assets:
Net investment income (loss)	1.67%	1.47%	2.00%	2.31%	2.38%
Total expenses	1.38%	1.38%	1.35%	1.35%	1.40%
Portfolio turnover rate	452%	507%	475%	384%	508%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$36.43	$37.63	$34.70	$32.02	$30.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.45	.63	.66	.63
Net gain (loss) on investments (realized and unrealized)	.05	2.08	2.87	2.15	1.90
Total from investment operations	.59	2.53	3.50	2.81	2.53
Less distributions from:
Net investment income	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	(.52)	(2.86)	—	—	—
Total distributions	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$35.97	$36.43	$37.63	$34.70	$32.02

Total Return[b]	1.45%	7.75%	10.38%	8.78%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,482	$9,362	$22,448	$9,782	$11,417
Ratios to average net assets:
Net investment income (loss)	1.43%	1.20%	1.85%	1.93%	2.05%
Total expenses	1.63%	1.63%	1.60%	1.60%	1.63%
Portfolio turnover rate	452%	507%	475%	384%	508%

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$31.15	$32.96	$30.70	$28.55	$27.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.22	.28	.36	.34
Net gain (loss) on investments (realized and unrealized)	.04	1.70	2.55	1.92	1.71
Total from investment operations	.29	1.92	2.83	2.28	2.05
Less distributions from:
Net investment income	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	(.52)	(2.86)	—	—	—
Total distributions	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$30.39	$31.15	$32.96	$30.70	$28.55

Total Return[b]	0.69%	6.97%	9.55%	7.99%	7.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,526	$8,270	$10,438	$8,417	$8,387
Ratios to average net assets:
Net investment income (loss)	0.78%	0.69%	0.94%	1.18%	1.22%
Total expenses	2.38%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	452%	507%	475%	384%	508%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$35.12	$36.40	$33.61	$31.09	$30.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.41	.54	.60	.69
Net gain (loss) on investments (realized and unrealized)	.26	2.04	2.82	2.05	1.67
Total from investment operations	.57	2.45	3.36	2.65	2.36
Less distributions from:
Net investment income	(.53)	(.87)	(.57)	(.13)	(1.46)
Net realized gains	(.52)	(2.86)	—	—	—
Total distributions	(1.05)	(3.73)	(.57)	(.13)	(1.46)
Net asset value, end of period	$34.64	$35.12	$36.40	$33.61	$31.09

Total Return[b]	1.44%	7.80%	10.31%	8.53%	8.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$810	$5,379	$6,448	$13,546	$2,269
Ratios to average net assets:
Net investment income (loss)	0.85%	1.13%	1.65%	1.79%	2.32%
Total expenses	1.63%	1.62%	1.68%	1.84%	1.88%
Portfolio turnover rate	452%	507%	475%	384%	508%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 29, 2018, the Trust consisted of fifty-three funds.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

March 29, 2018 represents the last day during the Funds’ annual period on which the New York Stock Exchange (“NYSE”) was open for trading. The Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ NAV calculations used for shareholder transactions.

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of dividend income and foreign taxes on capital gains from sales of investments are included with the net realized and unrealized gain (loss) on investments. Foreign taxes payable or deferred as of March 29, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.68% at March 29, 2018.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 29, 2018, GFD retained sales charges of $173,191 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 29, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
1.80%			1.38% - 2.75%
Due 04/02/18	$208,198,841	$208,240,481	04/15/20 - 05/15/25	$208,076,600	$207,119,552
			U.S. TIP Notes
			0.13%
			04/15/20	4,654,400	4,908,055
			U.S. Treasury Bonds
			3.00% - 8.00%
			11/15/21/- 05/15/45	329,500	335,239
					212,362,846

Bank of America Merrill Lynch			U.S. Treasury Notes
1.78%			1.63%
Due 04/02/18	68,128,219	68,141,693	06/30/20 - 07/31/20	70,403,800	69,490,837

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 5 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 29, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$382,239	$(382,239)	$—	$395,290	$—	$395,290
Basic Materials Fund	3,282,182	(3,282,182)	—	3,296,775	—	3,296,775
Biotechnology Fund	10,533,289	(10,533,289)	—	10,830,439	—	10,830,439
Consumer Products Fund	10,259,396	(10,259,396)	—	10,416,568	—	10,416,568
Electronics Fund	3,868,842	(3,868,842)	—	3,947,233	—	3,947,233
Energy Fund	891,172	(891,172)	—	893,759	—	893,759
Energy Services Fund	718,911	(718,911)	—	719,875	—	719,875
Financial Services Fund	270,408	(270,408)	—	283,231	—	283,231
Health Care Fund	1,114,478	(1,114,478)	—	1,139,522	—	1,139,522
Internet Fund	1,581,119	(1,581,119)	—	1,620,073	—	1,620,073
Leisure Fund	1,131,452	(1,131,452)	—	1,166,692	—	1,166,692
Precious Metals Fund	3,073,314	(3,073,314)	—	3,155,252	—	3,155,252
Real Estate Fund	179,810	(179,810)	—	187,965	—	187,965
Retailing Fund	718,639	(718,639)	—	738,056	—	738,056
Technology Fund	2,117,846	(2,117,846)	—	2,163,422	—	2,163,422
Telecommunications Fund	98,303	(98,303)	—	100,563	—	100,563
Transportation Fund	1,345,804	(1,345,804)	—	1,363,538	—	1,363,538
Utilities Fund	127,765	(127,765)	—	133,964	—	133,964

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Banking Fund	$238,285	$—	$—	$238,285
Basic Materials Fund	401,894	—	—	401,894
Biotechnology Fund	327,024	17,204,989	—	17,532,013
Consumer Products Fund	3,467,891	16,097,709	—	19,565,600
Electronics Fund	27,832	—	—	27,832
Energy Fund	216,098	—	—	216,098
Energy Services Fund	127,667	—	—	127,667
Financial Services Fund	373,064	—	—	373,064
Health Care Fund	2,822,295	2,944,365	—	5,766,660
Leisure Fund	1,306,512	—	—	1,306,512
Precious Metals Fund	3,137,438	—	—	3,137,438
Real Estate Fund	124,354	—	—	124,354
Technology Fund	—	1,400,557	—	1,400,557
Telecommunications Fund	133,323	—	—	133,323
Transportation Fund	—	1,330,026	—	1,330,026
Utilities Fund	512,469	500,547	—	1,013,016

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Banking Fund	$269,048	$—	$—	$269,048
Basic Materials Fund	670,396	—	—	670,396
Consumer Products Fund	4,654,580	902,413	—	5,556,993
Energy Fund	476,798	—	—	476,798
Energy Services Fund	125,275	—	—	125,275
Financial Services Fund	570,253	—	—	570,253
Health Care Fund	—	5,852,628	—	5,852,628
Leisure Fund	131,755	—	—	131,755
Precious Metals Fund	3,117,567	—	—	3,117,567
Real Estate Fund	834,145	—	—	834,145
Telecommunications Fund	241,655	—	—	241,655
Transportation Fund	118,994	—	—	118,994
Utilities Fund	1,131,498	3,711,254	—	4,842,752

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of March 29, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$287,899	$—	$2,095,991	$(912,723)	$—	$1,471,167
Basic Materials Fund	142,838	350,894	3,529,053	—	(130,382)	3,892,403
Biotechnology Fund	9,243,980	18,196,724	103,395,957	—	—	130,836,661
Consumer Products Fund	1,280,299	6,200,707	54,021,823	—	—	61,502,829
Electronics Fund	1,986,759	—	4,151,399	—	—	6,138,158
Energy Fund	297,239	—	(8,833,871)	(2,758,568)	—	(11,295,200)
Energy Services Fund	144,264	—	(3,875,149)	(15,977,863)	—	(19,708,748)
Financial Services Fund	433,322	1,103,518	4,328,423	—	—	5,865,263
Health Care Fund	1,811,707	—	(1,104,886)	—	—	706,821
Internet Fund	3,115,314	—	6,016,781	—	—	9,132,095
Leisure Fund	892,513	—	1,299,660	—	—	2,192,173
Precious Metals Fund	618,560	—	(21,350,173)	(24,574,222)	(276,532)	(45,582,367)
Real Estate Fund	336,149	—	(2,214,968)	(224,660)	—	(2,103,479)
Retailing Fund	72,309	—	290,370	—	—	362,679
Technology Fund	4,525,368	—	16,292,432	—	—	20,817,800
Telecommunications Fund	—	—	300,345	—	—	300,345
Transportation Fund	1,658,735	—	4,607,775	—	—	6,266,510
Utilities Fund	—	—	386,232	—	—	386,232

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 29, 2018, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Banking Fund	$(912,723)	$—	$—	$(912,723)
Energy Fund	—	(401,603)	(2,356,965)	(2,758,568)
Energy Services Fund	—	(10,357,500)	(5,620,363)	(15,977,863)
Precious Metals Fund	—	(5,570,526)	(19,003,696)	(24,574,222)
Real Estate Fund	—	(224,660)	—	(224,660)

For the year ended March 29, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Banking Fund	$7,760,194	$11,566,814	$19,327,008
Basic Materials Fund	—	8,009,421	8,009,421
Electronics Fund	—	3,055,204	3,055,204
Energy Services Fund	5,702,829	—	5,702,829
Financial Services Fund	—	3,920,455	3,920,455
Internet Fund	—	792,834	792,834
Precious Metals Fund	—	1,694,289	1,694,289
Real Estate Fund	4,305,317	1,028,298	5,333,615
Transportation Fund	—	755,317	755,317

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, non-deductible expenses, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, foreign capital gains taxes, corporate actions, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 29, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Banking Fund	$(7,760,194)	$—	$7,760,194
Basic Materials Fund	(1,861)	319,616	(317,755)
Biotechnology Fund	30,399,610	3,250,375	(33,649,985)
Consumer Products Fund	7,715,214	1	(7,715,215)
Electronics Fund	5,967,219	130,478	(6,097,697)
Energy Fund	809	(809)	—
Energy Services Fund	(5,702,878)	49	5,702,829
Financial Services Fund	1,625,540	—	(1,625,540)
Health Care Fund	5,971,660	410,242	(6,381,902)
Internet Fund	7,228,667	599,777	(7,828,444)
Leisure Fund	3,276,241	—	(3,276,241)
Precious Metals Fund	1	3,991,079	(3,991,080)
Real Estate Fund	(4,305,318)	1,515	4,303,803
Retailing Fund	460,732	170	(460,902)
Technology Fund	9,157,577	479,323	(9,636,900)
Telecommunications Fund	428,311	(21,344)	(406,967)
Transportation Fund	5,576,982	63,351	(5,640,333)
Utilities Fund	2,413,701	(83,678)	(2,330,023)

At March 29, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Banking Fund	$46,875,968	$2,185,394	$(89,403)	$2,095,991
Basic Materials Fund	74,973,190	3,972,905	(443,852)	3,529,053
Biotechnology Fund	185,868,942	105,546,706	(2,150,749)	103,395,957
Consumer Products Fund	168,520,952	57,423,062	(3,401,239)	54,021,823
Electronics Fund	91,339,742	5,926,962	(1,775,563)	4,151,399
Energy Fund	55,200,846	—	(8,833,871)	(8,833,871)
Energy Services Fund	31,180,406	—	(3,875,149)	(3,875,149)
Financial Services Fund	34,687,827	4,795,298	(466,875)	4,328,423
Health Care Fund	82,806,947	355,664	(1,460,550)	(1,104,886)
Internet Fund	71,423,341	6,729,985	(713,204)	6,016,781
Leisure Fund	20,992,602	1,375,129	(75,469)	1,299,660
Precious Metals Fund	80,213,000	—	(21,350,173)	(21,350,173)
Real Estate Fund	12,670,075	—	(2,214,968)	(2,214,968)
Retailing Fund	27,164,176	904,822	(614,452)	290,370
Technology Fund	114,085,536	16,769,940	(477,508)	16,292,432
Telecommunications Fund	2,072,722	309,612	(9,267)	300,345
Transportation Fund	23,657,161	4,776,961	(169,186)	4,607,775
Utilities Fund	19,539,145	665,416	(279,184)	386,232

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended March 29, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$380,402,512	$399,053,596
Basic Materials Fund	239,211,604	256,141,975
Biotechnology Fund	353,764,756	441,160,344
Consumer Products Fund	214,541,588	310,879,307
Electronics Fund	288,009,397	285,170,959
Energy Fund	361,147,651	344,239,332
Energy Services Fund	329,214,641	315,165,394
Financial Services Fund	176,399,666	203,786,542
Health Care Fund	299,874,248	278,793,470
Internet Fund	219,339,213	181,938,263
Leisure Fund	139,384,572	141,484,342
Precious Metals Fund	417,214,367	420,438,008
Real Estate Fund	232,278,984	229,186,655
Retailing Fund	266,419,356	251,961,513
Technology Fund	307,595,068	284,539,386
Telecommunications Fund	59,810,054	72,706,623
Transportation Fund	189,559,611	213,371,976
Utilities Fund	200,267,086	226,559,795

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 29, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$19,728,315	$13,597,737	$345,171
Basic Materials Fund	17,638,144	15,302,551	(360,009)
Biotechnology Fund	15,292,995	28,904,329	3,379,319
Consumer Products Fund	7,564,398	22,137,549	1,277,225
Electronics Fund	41,786,024	23,586,766	2,260,539
Energy Fund	42,200,611	35,975,673	(1,194,509)
Energy Services Fund	15,942,382	17,509,169	(416,486)
Financial Services Fund	36,635,113	32,583,897	940,097
Health Care Fund	35,138,092	38,952,443	556,181
Internet Fund	31,120,559	29,218,542	2,998,155
Leisure Fund	29,848,102	17,625,782	624,399
Precious Metals Fund	22,689,359	18,307,863	22,975
Real Estate Fund	18,458,094	24,160,898	(198,038)
Retailing Fund	40,537,223	21,473,991	514,189
Technology Fund	48,629,104	56,224,022	3,024,020
Telecommunications Fund	3,854,116	6,471,507	162,121
Transportation Fund	10,155,411	15,989,028	402,596
Utilities Fund	7,956,546	11,597,715	1,089,185

THE RYDEX FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.26% for the year ended March 29, 2018. On March 29, 2018, the Basic Materials Fund, Energy Services Fund and Leisure Fund borrowed $86,000, $1,000 and $232,000, respectively, under this agreement. The remaining funds did not have any borrowings outstanding under this agreement at March 29, 2018.

The average daily balances borrowed for the year ended March 29, 2018, were as follows:

Fund	Average Daily Balance
Banking Fund	$30,062
Basic Materials Fund	24,160
Biotechnology Fund	171,904
Consumer Products Fund	13,506
Electronics Fund	23,669
Energy Fund	3,739
Energy Services Fund	7,425
Financial Services Fund	9,457
Health Care Fund	10,058
Internet Fund	18,127
Leisure Fund	12,849
Precious Metals Fund	21,338
Real Estate Fund	7,022
Retailing Fund	6,287
Technology Fund	15,765
Telecommunications Fund	7,117
Transportation Fund	1,833
Utilities Fund	7,265

Note 9 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. The court has not yet ruled on the motion.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The District Court has not yet ruled on that request.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 173

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 29, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 29, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 29, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2018

174 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Precious Metals intends to designate $271,299 of foreign tax withholding on foreign source income of $433,482.

Of the taxable ordinary income distributions paid during the fiscal year ending March 29, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 29, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified short-term capital gain columns, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.00%
Basic Materials Fund	100.00%	100.00%	0.00%
Biotechnology Fund	20.97%	18.57%	100.00%
Consumer Products Fund	0.00%	0.00%	100.00%
Electronics Fund	100.00%	100.00%	0.00%
Energy Fund	100.00%	100.00%	0.00%
Energy Services Fund	41.69%	25.16%	0.00%
Financial Services Fund	100.00%	100.00%	0.00%
Health Care Fund	17.36%	16.03%	100.00%
Leisure Fund	20.24%	17.59%	100.00%
Precious Metals Fund	13.08%	7.12%	0.00%
Real Estate Fund	4.66%	0.87%	0.00%
Technology Fund	0.00%	0.00%	0.00%
Telecommunications Fund	100.00%	100.00%	0.00%
Utilities Fund	100.00%	100.00%	0.00%

With respect to the taxable year ended March 29, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Biotechnology Fund	$17,204,989	$30,399,610
Consumer Products Fund	16,097,709	7,750,281
Electronics Fund	—	1,683,275
Financial Services Fund	—	1,625,540
Health Care Fund	2,944,365	1,489,619
Internet Fund	—	5,699,062
Leisure Fund	—	1,867,850
Technology Fund	1,400,557	8,379,640
Telecommunications Fund	—	406,967
Transportation Fund	1,330,026	3,642,052
Utilities Fund	500,547	2,330,023

THE RYDEX FUNDS ANNUAL REPORT | 175

OTHER INFORMATION (Unaudited) (concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

176 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	158	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; Member of the Governance and Nominating Committee and Chairwoman of the Compliance Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).

THE RYDEX FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee of the Board and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2007 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

178 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2007-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE RYDEX FUNDS ANNUAL REPORT | 179

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

180 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●	We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●	Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

182 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.29.2018

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RTB1-ANN-0318x0319

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	28
INVERSE S&P 500® STRATEGY FUND	41
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	50
INVERSE NASDAQ-100® STRATEGY FUND	60
MID-CAP 1.5x STRATEGY FUND	68
INVERSE MID-CAP STRATEGY FUND	80
RUSSELL 2000® 1.5x STRATEGY FUND	88
RUSSELL 2000® FUND	115
INVERSE RUSSELL 2000® STRATEGY FUND	141
DOW JONES INDUSTRIAL AVERAGE® FUND	149
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	158
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	167
HIGH YIELD STRATEGY FUND	177
INVERSE HIGH YIELD STRATEGY FUND	186
U.S. GOVERNMENT MONEY MARKET FUND	194
NOTES TO FINANCIAL STATEMENTS	200
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .	220
OTHER INFORMATION	222
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	224
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	228

THE RYDEX FUNDS ANNUAL REPORT | 1

March 29, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 29, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 29, 2018

The Fixed Income Funds may not be suitable for all investors. ● Fixed income investments are subject to credit, liquidity, interest rate, and, depending on the instrument, counterparty risk. These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region, or country. The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry, and changes in prevailing interest rates. In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The use of derivatives such as futures, options and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ● Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of security and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 29, 2018

As we enter the ninth year of the current expansion, one of the most important new developments to evaluate is the impact of the corporate tax cuts passed into law at the end of 2017. Guggenheim’s concern is that the substantial late-cycle fiscal easing in the pipeline will prompt more restrictive monetary policy, which increases the risk that the economy will experience a boom-bust cycle that ends in a recession.

With the unemployment rate at 4.1% and core inflation rising, fiscal policy should be leaning against the economy to prevent overheating, not providing further stimulus. Faster wage growth, rising core inflation, and an unsustainably low unemployment rate underpin our longstanding view that the U.S. Federal Reserve (the “Fed”) will raise interest rates four times in 2018. Fed funds futures show the market is now pricing in nearly three rate hikes for 2018, up from two at the beginning of the year, which contributed to a pickup in first-quarter market volatility. Tighter fiscal and monetary policy, along with rising policy uncertainty ahead of the 2018 mid-terms and 2020 presidential election, could prove to be too much for an overextended economy to bear.

Further complicating the story is the risk of a global trade war sparked by protectionist actions taken by the Trump administration. We now have new steel and aluminum tariffs in place that are likely to have some modest inflationary impact while hurting almost 20% of U.S. corporates, according to our estimates. We expect more protectionist trade and investment policies in place by year end.

Over the 12 months ended March 29, 2018, the bear flattening (the condition in which short-term rates rise faster than long-term rates) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly and front end of the curve. The 2-year Treasury ended the period at 2.27%, up 102 basis points from a year ago, while the 10-year finished the period at 2.74%, up 35 basis points from a year ago. The 2-year-10 year curve, which started the period at 113 basis points, finished at 47 basis points.

For the 12 months ended March 29, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.99%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 25.37%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 1.20% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.78%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 29, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2017 and ending March 29, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning September 30, 2017 and ending March 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Funds’ inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.25%	6.91%	$ 1,000.00	$ 1,069.10	$ 6.38
A-Class	1.50%	6.80%	1,000.00	1,068.00	7.65
C-Class	2.26%	6.42%	1,000.00	1,064.20	11.50
H-Class	1.50%	6.79%	1,000.00	1,067.90	7.65
S&P 500® Fund
A-Class	1.57%	4.99%	1,000.00	1,049.90	7.94
C-Class	2.32%	4.58%	1,000.00	1,045.80	11.70
H-Class	1.57%	4.97%	1,000.00	1,049.70	7.93
Inverse S&P 500® Strategy Fund
Investor Class	1.42%	(5.74%)	1,000.00	942.60	6.80
A-Class	1.67%	(5.85%)	1,000.00	941.50	7.99
C-Class	2.42%	(6.22%)	1,000.00	937.80	11.56
H-Class	1.67%	(5.85%)	1,000.00	941.50	7.99
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	19.12%	1,000.00	1,191.20	7.29
C-Class	2.10%	18.69%	1,000.00	1,186.90	11.32
H-Class	1.35%	19.13%	1,000.00	1,191.30	7.29
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.45%	(10.34%)	1,000.00	896.60	6.78
A-Class	1.70%	(10.45%)	1,000.00	895.50	7.95
C-Class	2.45%	(10.79%)	1,000.00	892.10	11.43
H-Class	1.70%	(10.44%)	1,000.00	895.60	7.95
Mid-Cap 1.5x Strategy Fund
A-Class	1.65%	6.55%	1,000.00	1,065.50	8.40
C-Class	2.41%	6.15%	1,000.00	1,061.50	12.25
H-Class	1.66%	6.63%	1,000.00	1,066.30	8.46
Inverse Mid-Cap Strategy Fund
A-Class	1.67%	(5.63%)	1,000.00	943.70	8.00
C-Class	2.41%	(5.99%)	1,000.00	940.10	11.53
H-Class	1.67%	(5.67%)	1,000.00	943.30	8.00
Russell 2000® 1.5x Strategy Fund
A-Class	1.71%	3.25%	1,000.00	1,032.50	8.57
C-Class	2.46%	2.87%	1,000.00	1,028.70	12.31
H-Class	1.71%	3.08%	1,000.00	1,030.80	8.56
Russell 2000® Fund
A-Class	1.61%	2.38%	1,000.00	1,023.80	8.03
C-Class	2.36%	2.02%	1,000.00	1,020.20	11.76
H-Class	1.61%	2.38%	1,000.00	1,023.80	8.03
Inverse Russell 2000® Strategy Fund
A-Class	1.71%	(3.78%)	1,000.00	962.20	8.27
C-Class	2.46%	(4.13%)	1,000.00	958.70	11.88
H-Class	1.71%	(3.68%)	1,000.00	963.20	8.28

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.53%	7.92%	$ 1,000.00	$ 1,079.20	$ 7.84
C-Class	2.28%	7.51%	1,000.00	1,075.10	11.67
H-Class	1.53%	7.91%	1,000.00	1,079.10	7.84
Government Long Bond 1.2x Strategy Fund
Investor Class	0.96%	(1.99%)	1,000.00	980.10	4.69
A-Class	1.21%	(2.10%)	1,000.00	979.00	5.90
C-Class	1.96%	(2.51%)	1,000.00	974.90	9.54
H-Class	1.21%	(2.12%)	1,000.00	978.80	5.90
Inverse Government Long Bond Strategy Fund
Investor Class	3.94%	0.93%	1,000.00	1,009.30	19.52
A-Class	4.20%	0.82%	1,000.00	1,008.20	20.80
C-Class	4.94%	0.45%	1,000.00	1,004.50	24.42
H-Class	4.17%	0.75%	1,000.00	1,007.50	20.64
High Yield Strategy Fund
A-Class	1.51%	(1.04%)	1,000.00	989.60	7.41
C-Class	2.26%	(1.39%)	1,000.00	986.10	11.07
H-Class	1.51%	(1.04%)	1,000.00	989.60	7.41
Inverse High Yield Strategy Fund
A-Class	1.51%	0.78%	1,000.00	1,007.80	7.48
C-Class	2.26%	0.40%	1,000.00	1,004.00	11.17
H-Class	1.51%	0.75%	1,000.00	1,007.50	7.47
U.S. Government Money Market Fund
Money Market Class	0.95%	0.19%	1,000.00	1,001.90	4.69

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
Nova Fund
Investor Class	1.25%	5.00%	$ 1,000.00	$ 1,018.70	$ 6.29
A-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
S&P 500® Fund
A-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
C-Class	2.32%	5.00%	1,000.00	1,013.36	11.65
H-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
Inverse S&P 500® Strategy Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.85	7.14
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
C-Class	2.10%	5.00%	1,000.00	1,014.46	10.55
H-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.45%	5.00%	1,000.00	1,017.70	7.29
A-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
Mid-Cap 1.5x Strategy Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Inverse Mid-Cap Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Russell 2000® 1.5x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34
H-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
Russell 2000® Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Inverse Russell 2000® Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34
H-Class	1.71%	5.00%	1,000.00	1,016.40	8.60

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Dow Jones Industrial Average® Fund
A-Class	1.53%	5.00%	$ 1,000.00	$ 1,017.30	$ 7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Government Long Bond 1.2x Strategy Fund
Investor Class	0.96%	5.00%	1,000.00	1,020.14	4.84
A-Class	1.21%	5.00%	1,000.00	1,018.90	6.09
C-Class	1.96%	5.00%	1,000.00	1,015.16	9.85
H-Class	1.21%	5.00%	1,000.00	1,018.90	6.09
Inverse Government Long Bond Strategy Fund
Investor Class	3.94%	5.00%	1,000.00	1,005.29	19.70
A-Class	4.20%	5.00%	1,000.00	1,003.99	20.98
C-Class	4.94%	5.00%	1,000.00	1,000.30	24.64
H-Class	4.17%	5.00%	1,000.00	1,004.14	20.84
High Yield Strategy Fund
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
Inverse High Yield Strategy Fund
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
U.S. Government Money Market Fund
Money Market Class	0.95%	5.00%	1,000.00	1,020.19	4.78

[1]	This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.43%, 1.68%, 2.43% and 1.68% for the Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invests, if any.
[2]	Expenses in table 1 are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2017 to March 29, 2018.
[4]	Expenses in table 2 are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2017 to March 31, 2018.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned 18.09%, while the S&P 500 Index returned 13.99% over the same period.

Sectors contributing the most to the performance of the underlying index were Technology and Financials. Energy was the only detractor. The Utilities sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. were the holdings contributing the most to the performance of the underlying index for the period. General Electric Co., AT&T, Inc., and Celgene Corp. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	3.0%
Guggenheim Strategy Fund I	2.3%
Guggenheim Strategy Fund III	1.3%
Apple, Inc.	0.4%
Microsoft Corp.	0.3%
Amazon.com, Inc.	0.3%
Berkshire Hathaway, Inc. — Class B	0.2%
Facebook, Inc. — Class A	0.2%
JPMorgan Chase & Co.	0.2%
Johnson & Johnson	0.2%
Top Ten Total	8.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	18.09%	17.60%	10.87%
A-Class Shares	17.68%	17.31%	10.59%
A-Class Shares with sales charge‡	12.09%	16.17%	10.06%
C-Class Shares	17.01%	16.45%	9.78%
C-Class Shares with CDSC§	16.01%	16.45%	9.78%
S&P 500 Index	13.99%	13.31%	9.49%
		1 Year	Since Inception (09/18/14)
H-Class Shares		17.88%	12.47%
S&P 500 Index		13.99%	10.28%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares, and H-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 29, 2018
NOVA FUND

	Shares	Value

COMMON STOCKS† - 11.1%

Consumer, Non-cyclical - 2.4%
Johnson & Johnson	6,957	$891,540
Pfizer, Inc.	15,436	547,824
UnitedHealth Group, Inc.	2,509	536,926
Procter & Gamble Co.	6,537	518,253
Coca-Cola Co.	9,955	432,346
PepsiCo, Inc.	3,688	402,545
Philip Morris International, Inc.	4,027	400,284
AbbVie, Inc.	4,133	391,188
Merck & Company, Inc.	6,991	380,800
Altria Group, Inc.	4,928	307,113
Amgen, Inc.	1,733	295,442
Medtronic plc	3,514	281,893
Abbott Laboratories	4,513	270,419
Bristol-Myers Squibb Co.	4,233	267,737
Gilead Sciences, Inc.	3,397	256,100
PayPal Holdings, Inc.*	2,925	221,920
Thermo Fisher Scientific, Inc.	1,042	215,131
Eli Lilly & Co.	2,500	193,425
Celgene Corp.*	1,950	173,960
CVS Health Corp.	2,631	163,674
Colgate-Palmolive Co.	2,270	162,714
Mondelez International, Inc. — Class A	3,857	160,953
Danaher Corp.	1,592	155,873
Biogen, Inc.*	549	150,327
Becton Dickinson and Co.	690	149,523
Anthem, Inc.	663	145,661
Allergan plc	857	144,224
Aetna, Inc.	848	143,312
Stryker Corp.	835	134,368
Automatic Data Processing, Inc.	1,149	130,389
S&P Global, Inc.	658	125,717
Intuitive Surgical, Inc.*	291	120,134
Vertex Pharmaceuticals, Inc.*	658	107,241
Cigna Corp.	630	105,676
Zoetis, Inc.	1,264	105,557
Constellation Brands, Inc. — Class A	444	101,197
Express Scripts Holding Co.*	1,463	101,064
Kimberly-Clark Corp.	909	100,108
Boston Scientific Corp.*	3,565	97,396
Kraft Heinz Co.	1,549	96,487
Humana, Inc.	357	95,972
Ecolab, Inc.	674	92,385
Illumina, Inc.*	381	90,076
Estee Lauder Companies, Inc. — Class A	582	87,137
Baxter International, Inc.	1,289	83,837
Edwards Lifesciences Corp.*	545	76,038
McKesson Corp.	535	75,365
Sysco Corp.	1,245	74,650
HCA Healthcare, Inc.	726	70,422
Moody’s Corp.	431	69,520
Regeneron Pharmaceuticals, Inc.*	200	68,872
General Mills, Inc.	1,476	66,509
Alexion Pharmaceuticals, Inc.*	575	64,089
Archer-Daniels-Midland Co.	1,450	62,886
Monster Beverage Corp.*	1,072	61,329
Zimmer Biomet Holdings, Inc.	527	57,464
Tyson Foods, Inc. — Class A	772	56,503
Dr Pepper Snapple Group, Inc.	466	55,165
Mylan N.V.*	1,335	54,962
Kroger Co.	2,285	54,703
Cardinal Health, Inc.	816	51,147
Centene Corp.*	450	48,091
Align Technology, Inc.*	187	46,961
Global Payments, Inc.	413	46,058
IHS Markit Ltd.*	939	45,297
Clorox Co.	336	44,725
Nektar Therapeutics*	417	44,310
IDEXX Laboratories, Inc.*	226	43,254
Laboratory Corporation of America Holdings*	264	42,702
Kellogg Co.	645	41,931
Verisk Analytics, Inc. — Class A*	402	41,808
Conagra Brands, Inc.	1,039	38,318
Cintas Corp.	224	38,210
Incyte Corp.*	456	37,998
United Rentals, Inc.*	219	37,828
IQVIA Holdings, Inc.*	378	37,086
Total System Services, Inc.	429	37,006
Brown-Forman Corp. — Class B	678	36,897
Equifax, Inc.	311	36,639
JM Smucker Co.	295	36,583
ResMed, Inc.	371	36,532
AmerisourceBergen Corp. — Class A	422	36,381
Hershey Co.	365	36,120
Molson Coors Brewing Co. — Class B	479	36,083
Quest Diagnostics, Inc.	352	35,306
McCormick & Company, Inc.	314	33,407
Church & Dwight Company, Inc.	633	31,878
Dentsply Sirona, Inc.	596	29,985
Varian Medical Systems, Inc.*	237	29,068
Cooper Companies, Inc.	127	29,059
Perrigo Company plc	340	28,336
Gartner, Inc.*	236	27,758
Nielsen Holdings plc	869	27,625
Henry Schein, Inc.*	399	26,817
Hologic, Inc.*	717	26,787
Universal Health Services, Inc. — Class B	226	26,761
DaVita, Inc.*	378	24,925
Avery Dennison Corp.	228	24,225
Hormel Foods Corp.	700	24,024
Western Union Co.	1,191	22,903
Coty, Inc. — Class A	1,224	22,399
Campbell Soup Co.[1]	499	21,612
Robert Half International, Inc.	322	18,641
H&R Block, Inc.	542	13,772
Quanta Services, Inc.*	399	13,706
Envision Healthcare Corp.*	314	12,067
Total Consumer, Non-cyclical		12,633,351

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NOVA FUND

	Shares	Value

Financial - 2.1%
Berkshire Hathaway, Inc. — Class B*	4,991	$995,605
JPMorgan Chase & Co.	8,899	978,623
Bank of America Corp.	24,808	743,992
Wells Fargo & Co.	11,383	596,583
Visa, Inc. — Class A	4,674	559,104
Citigroup, Inc.	6,664	449,820
Mastercard, Inc. — Class A	2,394	419,333
Goldman Sachs Group, Inc.	916	230,704
U.S. Bancorp	4,069	205,484
Morgan Stanley	3,578	193,069
PNC Financial Services Group, Inc.	1,223	184,966
American Express Co.	1,868	174,247
BlackRock, Inc. — Class A	321	173,892
American Tower Corp. — Class A REIT	1,143	166,124
Chubb Ltd.	1,203	164,534
Charles Schwab Corp.	3,107	162,248
CME Group, Inc. — Class A	883	142,816
Bank of New York Mellon Corp.	2,618	134,906
American International Group, Inc.	2,331	126,853
Simon Property Group, Inc. REIT	807	124,560
MetLife, Inc.	2,688	123,352
Capital One Financial Corp.	1,261	120,829
Crown Castle International Corp. REIT	1,075	117,831
Prudential Financial, Inc.	1,094	113,284
Intercontinental Exchange, Inc.	1,510	109,505
Marsh & McLennan Companies, Inc.	1,316	108,689
BB&T Corp.	2,016	104,913
Travelers Companies, Inc.	704	97,757
State Street Corp.	953	95,043
Progressive Corp.	1,510	92,004
Aon plc	638	89,531
Aflac, Inc.	2,020	88,395
Allstate Corp.	919	87,121
Prologis, Inc. REIT	1,382	87,052
Equinix, Inc. REIT	205	85,719
SunTrust Banks, Inc.	1,214	82,601
Public Storage REIT	388	77,751
M&T Bank Corp.	389	71,716
Weyerhaeuser Co. REIT	1,958	68,530
T. Rowe Price Group, Inc.	634	68,453
Discover Financial Services	920	66,176
Synchrony Financial	1,853	62,131
AvalonBay Communities, Inc. REIT	358	58,877
Equity Residential REIT	955	58,847
Fifth Third Bancorp	1,799	57,118
Northern Trust Corp.	552	56,928
Digital Realty Trust, Inc. REIT	533	56,167
Ameriprise Financial, Inc.	379	56,069
Regions Financial Corp.	2,911	54,086
KeyCorp	2,750	53,762
Citizens Financial Group, Inc.	1,264	53,063
Welltower, Inc. REIT	960	52,253
Willis Towers Watson plc	343	52,201
SBA Communications Corp. REIT*	302	51,618
Boston Properties, Inc. REIT	400	49,288
Hartford Financial Services Group, Inc.	926	47,708
Ventas, Inc. REIT	924	45,766
Huntington Bancshares, Inc.	2,858	43,156
Comerica, Inc.	448	42,977
Principal Financial Group, Inc.	699	42,576
Lincoln National Corp.	566	41,352
Essex Property Trust, Inc. REIT	171	41,156
E*TRADE Financial Corp.*	691	38,288
Realty Income Corp. REIT	737	38,125
CBRE Group, Inc. — Class A*	784	37,020
XL Group Ltd.	666	36,803
Host Hotels & Resorts, Inc. REIT	1,904	35,491
Loews Corp.	699	34,761
Invesco Ltd.	1,056	33,803
GGP, Inc. REIT	1,638	33,513
Cboe Global Markets, Inc.	292	33,317
SVB Financial Group*	137	32,881
Alexandria Real Estate Equities, Inc. REIT	263	32,846
Arthur J Gallagher & Co.	470	32,303
Vornado Realty Trust REIT	448	30,150
Raymond James Financial, Inc.	336	30,042
Franklin Resources, Inc.	844	29,270
Cincinnati Financial Corp.	387	28,739
Extra Space Storage, Inc. REIT	327	28,567
HCP, Inc. REIT	1,217	28,271
Unum Group	574	27,328
Everest Re Group Ltd.	106	27,223
Mid-America Apartment Communities, Inc. REIT	295	26,916
Zions Bancorporation	510	26,892
Affiliated Managers Group, Inc.	141	26,731
Alliance Data Systems Corp.	125	26,607
Nasdaq, Inc.	302	26,038
UDR, Inc. REIT	695	24,756
Duke Realty Corp. REIT	926	24,520
Iron Mountain, Inc. REIT	730	23,988
Torchmark Corp.	275	23,147
Regency Centers Corp. REIT	385	22,707
SL Green Realty Corp. REIT	234	22,658
Federal Realty Investment Trust REIT	190	22,061
Leucadia National Corp.	813	18,480
People’s United Financial, Inc.	900	16,794
Apartment Investment & Management Co. — Class A REIT	408	16,626
Kimco Realty Corp. REIT	1,103	15,883
Macerich Co. REIT	281	15,742
Brighthouse Financial, Inc.*	248	12,747
Assurant, Inc.	136	12,432
Navient Corp.	682	8,948
Total Financial		11,024,228

Technology - 1.8%
Apple, Inc.	13,157	2,207,481
Microsoft Corp.	19,966	1,822,297
Intel Corp.	12,135	631,991
NVIDIA Corp.	1,569	363,365
Oracle Corp.	7,836	358,497

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NOVA FUND

	Shares	Value

International Business Machines Corp.	2,221	$340,768
Adobe Systems, Inc.*	1,275	275,502
Texas Instruments, Inc.	2,551	265,023
Broadcom Ltd.	1,064	250,731
Accenture plc — Class A	1,599	245,447
QUALCOMM, Inc.	3,839	212,719
salesforce.com, Inc.*	1,779	206,898
Micron Technology, Inc.*	2,998	156,316
Applied Materials, Inc.	2,724	151,481
Activision Blizzard, Inc.	1,967	132,694
Cognizant Technology Solutions Corp. — Class A	1,525	122,763
Intuit, Inc.	631	109,384
Electronic Arts, Inc.*	795	96,386
HP, Inc.	4,246	93,072
Analog Devices, Inc.	959	87,394
Lam Research Corp.	423	85,937
Fidelity National Information Services, Inc.	859	82,722
Fiserv, Inc.*	1,072	76,444
DXC Technology Co.	740	74,392
Autodesk, Inc.*	571	71,706
Hewlett Packard Enterprise Co.	4,063	71,265
Western Digital Corp.	772	71,232
Red Hat, Inc.*	459	68,625
Microchip Technology, Inc.	608	55,547
Paychex, Inc.	829	51,058
Xilinx, Inc.	661	47,751
Cerner Corp.*	819	47,502
Skyworks Solutions, Inc.	473	47,423
KLA-Tencor Corp.	406	44,258
Seagate Technology plc	739	43,246
NetApp, Inc.	695	42,875
ANSYS, Inc.*	217	34,002
Synopsys, Inc.*	386	32,130
Akamai Technologies, Inc.*	441	31,302
Citrix Systems, Inc.*	335	31,088
Take-Two Interactive Software, Inc.*	297	29,041
CA, Inc.	811	27,493
Cadence Design Systems, Inc.*	733	26,952
Qorvo, Inc.*	328	23,107
IPG Photonics Corp.*	98	22,871
Advanced Micro Devices, Inc.*,1	2,136	21,467
CSRA, Inc.	425	17,523
Xerox Corp.	555	15,973
Total Technology		9,425,141

Communications - 1.6%
Amazon.com, Inc.*	1,042	1,508,128
Facebook, Inc. — Class A*	6,213	992,775
Alphabet, Inc. — Class C*	789	814,082
Alphabet, Inc. — Class A*	774	802,746
AT&T, Inc.	15,921	567,584
Cisco Systems, Inc.	12,492	535,782
Verizon Communications, Inc.	10,704	511,865
Comcast Corp. — Class A	12,019	410,689
Walt Disney Co.	3,899	391,615
Netflix, Inc.*	1,125	332,269
Booking Holdings, Inc.*	126	262,129
Time Warner, Inc.	2,022	191,241
Charter Communications, Inc. — Class A*	482	150,008
Twenty-First Century Fox, Inc. — Class A	2,733	100,274
eBay, Inc.*	2,441	98,226
CBS Corp. — Class B	895	45,994
Motorola Solutions, Inc.	420	44,226
Omnicom Group, Inc.[1]	597	43,384
Symantec Corp.	1,608	41,567
CenturyLink, Inc.	2,522	41,436
Twenty-First Century Fox, Inc. — Class B	1,139	41,425
Expedia Group, Inc.	317	35,000
Viacom, Inc. — Class B	915	28,420
VeriSign, Inc.*	217	25,728
F5 Networks, Inc.*	160	23,138
Interpublic Group of Companies, Inc.	997	22,961
DISH Network Corp. — Class A*	591	22,393
Juniper Networks, Inc.	891	21,678
News Corp. — Class A	993	15,689
Discovery, Inc. — Class C*	792	15,460
TripAdvisor, Inc.*	281	11,490
Discovery, Inc. — Class A*,1	404	8,658
News Corp. — Class B	316	5,088
Total Communications		8,163,148

Industrial - 1.1%
Boeing Co.	1,434	470,180
3M Co.	1,544	338,939
General Electric Co.	22,514	303,489
Honeywell International, Inc.	1,950	281,794
Union Pacific Corp.	2,041	274,372
United Technologies Corp.	1,929	242,707
Caterpillar, Inc.	1,550	228,439
Lockheed Martin Corp.	644	217,627
United Parcel Service, Inc. — Class B	1,785	186,818
Raytheon Co.	748	161,433
General Dynamics Corp.	716	158,165
Northrop Grumman Corp.	451	157,453
FedEx Corp.	639	153,430
Deere & Co.	840	130,469
CSX Corp.	2,301	128,189
Illinois Tool Works, Inc.	797	124,858
Emerson Electric Co.	1,646	112,422
Norfolk Southern Corp.	737	100,070
Eaton Corporation plc	1,141	91,177
TE Connectivity Ltd.	911	91,009
Waste Management, Inc.	1,035	87,064
Johnson Controls International plc	2,401	84,611
Roper Technologies, Inc.	267	74,944
Amphenol Corp. — Class A	792	68,215
Cummins, Inc.	404	65,484
Corning, Inc.	2,253	62,814
Fortive Corp.	794	61,551
Stanley Black & Decker, Inc.	398	60,974
Parker-Hannifin Corp.	345	59,005
Rockwell Automation, Inc.	331	57,660
Rockwell Collins, Inc.	425	57,311

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NOVA FUND

	Shares	Value

Agilent Technologies, Inc.	837	$55,995
Ingersoll-Rand plc	648	55,411
Harris Corp.	308	49,674
AMETEK, Inc.	600	45,582
WestRock Co.	661	42,416
L3 Technologies, Inc.	203	42,224
Waters Corp.*	204	40,525
Textron, Inc.	679	40,041
Dover Corp.	400	39,288
Vulcan Materials Co.	344	39,274
Republic Services, Inc. — Class A	584	38,678
TransDigm Group, Inc.	126	38,675
Mettler-Toledo International, Inc.*	66	37,952
Ball Corp.	908	36,057
Xylem, Inc.	466	35,845
CH Robinson Worldwide, Inc.	362	33,923
Martin Marietta Materials, Inc.	163	33,790
Masco Corp.	813	32,878
Huntington Ingalls Industries, Inc.	118	30,416
Kansas City Southern	267	29,330
Pentair plc	430	29,296
Expeditors International of Washington, Inc.	458	28,991
Packaging Corporation of America	245	27,611
J.B. Hunt Transport Services, Inc.	222	26,007
Arconic, Inc.	1,102	25,390
AO Smith Corp.	377	23,973
Fortune Brands Home & Security, Inc.	394	23,203
PerkinElmer, Inc.	287	21,732
Snap-on, Inc.	147	21,688
Allegion plc	247	21,067
Fluor Corp.	363	20,771
Sealed Air Corp.	434	18,571
Jacobs Engineering Group, Inc.	312	18,455
FLIR Systems, Inc.	360	18,003
Garmin Ltd.	287	16,913
Acuity Brands, Inc.	109	15,171
Flowserve Corp.	339	14,689
Stericycle, Inc.*	222	12,994
Total Industrial		5,875,172

Consumer, Cyclical - 0.9%
Home Depot, Inc.	3,028	539,711
Walmart, Inc.	3,764	334,883
McDonald’s Corp.	2,067	323,237
Nike, Inc. — Class B	3,365	223,571
Costco Wholesale Corp.	1,139	214,622
Starbucks Corp.	3,644	210,951
Lowe’s Companies, Inc.	2,152	188,838
Walgreens Boots Alliance, Inc.	2,209	144,623
TJX Companies, Inc.	1,640	133,758
General Motors Co.	3,274	118,977
Ford Motor Co.	10,119	112,119
Marriott International, Inc. — Class A	779	105,928
Target Corp.	1,409	97,827
Delta Air Lines, Inc.	1,686	92,410
Southwest Airlines Co.	1,403	80,364
Ross Stores, Inc.	991	77,278
Yum! Brands, Inc.	862	73,382
Carnival Corp.	1,053	69,056
VF Corp.	854	63,298
Dollar General Corp.	669	62,585
PACCAR, Inc.	913	60,413
Aptiv plc	689	58,544
Dollar Tree, Inc.*	615	58,364
American Airlines Group, Inc.	1,092	56,740
O’Reilly Automotive, Inc.*	217	53,681
Royal Caribbean Cruises Ltd.	443	52,159
MGM Resorts International	1,322	46,297
Best Buy Company, Inc.	659	46,123
AutoZone, Inc.*	71	46,057
United Continental Holdings, Inc.*	627	43,558
Lennar Corp. — Class A	708	41,729
Hilton Worldwide Holdings, Inc.	524	41,270
Fastenal Co.	746	40,724
DR Horton, Inc.	887	38,886
Tapestry, Inc.	739	38,879
Mohawk Industries, Inc.*	164	38,084
Wynn Resorts Ltd.	208	37,931
WW Grainger, Inc.	132	37,260
Genuine Parts Co.	380	34,139
Newell Brands, Inc.	1,258	32,054
Ulta Beauty, Inc.*	150	30,641
LKQ Corp.*	803	30,474
PVH Corp.	199	30,135
Wyndham Worldwide Corp.	259	29,637
CarMax, Inc.*	469	29,050
Kohl’s Corp.	436	28,562
Norwegian Cruise Line Holdings Ltd.*	535	28,339
Whirlpool Corp.	183	28,019
Darden Restaurants, Inc.	320	27,280
Tiffany & Co.	264	25,782
BorgWarner, Inc.	513	25,768
Hasbro, Inc.	293	24,700
Michael Kors Holdings Ltd.*	394	24,460
L Brands, Inc.	637	24,340
Macy’s, Inc.	790	23,495
Advance Auto Parts, Inc.	192	22,762
Chipotle Mexican Grill, Inc. — Class A*	64	20,679
Tractor Supply Co.	324	20,418
PulteGroup, Inc.	683	20,142
Alaska Air Group, Inc.	319	19,765
Harley-Davidson, Inc.[1]	437	18,738
Gap, Inc.	565	17,628
Hanesbrands, Inc.[1]	934	17,204
Goodyear Tire & Rubber Co.	623	16,560
Ralph Lauren Corp. — Class A	144	16,099
Leggett & Platt, Inc.	343	15,215
Nordstrom, Inc.	303	14,668
Foot Locker, Inc.	314	14,300
Mattel, Inc.[1]	892	11,730
Under Armour, Inc. — Class A*,1	480	7,848

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NOVA FUND

	Shares	Value

Under Armour, Inc. — Class C*,1	478	$6,859
Total Consumer, Cyclical		4,841,607

Energy - 0.6%
Exxon Mobil Corp.	10,987	819,740
Chevron Corp.	4,953	564,840
Schlumberger Ltd.	3,589	232,495
ConocoPhillips	3,046	180,597
EOG Resources, Inc.	1,500	157,905
Occidental Petroleum Corp.	1,984	128,881
Halliburton Co.	2,262	106,178
Phillips 66	1,089	104,457
Valero Energy Corp.	1,123	104,181
Marathon Petroleum Corp.	1,230	89,925
Anadarko Petroleum Corp.	1,419	85,722
Pioneer Natural Resources Co.	442	75,927
Kinder Morgan, Inc.	4,919	74,080
ONEOK, Inc.	1,065	60,620
Concho Resources, Inc.*	387	58,178
Williams Companies, Inc.	2,145	53,325
Devon Energy Corp.	1,364	43,362
Noble Energy, Inc.	1,276	38,663
Apache Corp.	989	38,057
Andeavor	367	36,905
National Oilwell Varco, Inc.	985	36,258
Marathon Oil Corp.	2,203	35,534
Hess Corp.	694	35,130
TechnipFMC plc	1,137	33,485
Baker Hughes a GE Co.	1,096	30,436
Equities Corp.	635	30,169
Cabot Oil & Gas Corp. — Class A	1,195	28,656
Cimarex Energy Co.	247	23,094
Helmerich & Payne, Inc.	282	18,770
Newfield Exploration Co.*	518	12,650
Range Resources Corp.	586	8,520
Total Energy		3,346,740

Utilities - 0.3%
NextEra Energy, Inc.	1,220	199,263
Duke Energy Corp.	1,815	140,608
Southern Co.	2,614	116,741
Dominion Energy, Inc.	1,689	113,889
Exelon Corp.	2,502	97,603
American Electric Power Company, Inc.	1,276	87,521
Sempra Energy	662	73,628
Public Service Enterprise Group, Inc.	1,309	65,764
Consolidated Edison, Inc.	805	62,742
Xcel Energy, Inc.	1,317	59,897
PG&E Corp.	1,335	58,647
Edison International	845	53,793
WEC Energy Group, Inc.	818	51,289
PPL Corp.	1,800	50,922
DTE Energy Co.	465	48,546
Eversource Energy	822	48,432
FirstEnergy Corp.	1,159	39,418
American Water Works Company, Inc.	463	38,026
Entergy Corp.	469	36,948
Ameren Corp.	629	35,620
CMS Energy Corp.	732	33,152
CenterPoint Energy, Inc.	1,118	30,633
Alliant Energy Corp.	600	24,516
NRG Energy, Inc.	782	23,874
Pinnacle West Capital Corp.	290	23,142
NiSource, Inc.	875	20,921
AES Corp.	1,713	19,477
SCANA Corp.	370	13,893
Total Utilities		1,668,905

Basic Materials - 0.3%
DowDuPont, Inc.	6,068	386,592
Monsanto Co.	1,143	133,377
Praxair, Inc.	745	107,503
Air Products & Chemicals, Inc.	568	90,329
LyondellBasell Industries N.V. — Class A	839	88,666
Sherwin-Williams Co.	214	83,914
PPG Industries, Inc.	660	73,656
Freeport-McMoRan, Inc.	3,491	61,337
International Paper Co.	1,071	57,224
Newmont Mining Corp.	1,383	54,034
Nucor Corp.	824	50,338
Eastman Chemical Co.	371	39,170
International Flavors & Fragrances, Inc.	205	28,067
FMC Corp.	348	26,646
Albemarle Corp.	287	26,616
CF Industries Holdings, Inc.	605	22,827
Mosaic Co.	909	22,070
Total Basic Materials		1,352,366

Total Common Stocks
(Cost $54,831,244)		58,330,658

MUTUAL FUNDS† - 6.6%
Guggenheim Strategy Fund II2	622,408	15,566,412
Guggenheim Strategy Fund I2	482,033	12,074,916
Guggenheim Strategy Fund III[2]	279,864	7,004,998
Total Mutual Funds
(Cost $34,473,286)		34,646,326

	Face Amount

U.S. TREASURY BILLS†† - 47.7%
U.S. Treasury Bills
1.58% due 04/05/18[3,4]	$100,000,000	99,986,451
1.66% due 04/12/18[3,4]	100,000,000	99,954,557
1.66% due 04/19/18[3,4]	40,000,000	39,969,140
1.39% due 04/05/18[3,4]	8,000,000	7,998,916
1.31% due 04/19/18[3,4,5]	1,500,000	1,498,843
1.61% due 05/31/18[3,4,6]	1,500,000	1,495,899
Total U.S. Treasury Bills
(Cost $250,892,146)		250,903,806

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NOVA FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 16.9%
Federal Home Loan Bank[7]
1.40% due 04/02/18[3,4]	$25,000,000	$24,999,028
1.40% due 04/02/18[3,4]	25,000,000	24,999,028
1.50% due 04/03/18[3,4]	14,000,000	13,998,724
1.54% due 04/03/18[3,4]	5,000,000	4,999,572
Total Federal Home Loan Bank		68,996,352
Fannie Mae[8]
1.16% due 04/02/18[3,4]	20,000,000	19,999,195
Total Federal Agency Discount Notes
(Cost $88,995,547)		88,995,547

FEDERAL AGENCY NOTES†† - 1.0%
Federal Farm Credit Bank[7]
1.78% (U.S. Prime Rate -2.96%) due 06/01/18[9]	5,000,000	5,000,335
Total Federal Agency Notes
(Cost $5,000,074)		5,000,335

REPURCHASE AGREEMENTS††,10 - 10.9%
JP Morgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[6]	43,043,785	43,043,785
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[6]	14,085,076	14,085,076
Total Repurchase Agreements
(Cost $57,128,861)		57,128,861

	Shares

SECURITIES LENDING COLLATERAL†,11 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[12]	116,228	116,228
Total Securities Lending Collateral
(Cost $116,228)		116,228

Total Investments - 94.2%
(Cost $491,437,386)		$495,121,761
Other Assets & Liabilities, net - 5.8%		30,673,466
Total Net Assets - 100.0%		$525,795,227

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1,721	Jun 2018	$227,279,563	$(11,975,883)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.19%	At Maturity	04/30/18	62,821	$165,902,396	$2,253,393
BNP Paribas	S&P 500 Index	2.34%	At Maturity	04/30/18	15,029	39,688,971	424,563
Goldman Sachs International	S&P 500 Index	2.24%	At Maturity	04/27/18	112,920	298,207,062	(1,954,391)
						$503,798,429	$723,565

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NOVA FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	All or a portion of this security is pledged as futures collateral at March 29, 2018.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[7]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[8]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[9]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[10]	Repurchase Agreements — See Note 6.
[11]	Securities lending collateral — See Note 7.
[12]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$58,330,658	$—	$—	$—	$—	$58,330,658
Equity Index Swap Agreements	—	—	—	2,677,956	—	2,677,956
Federal Agency Discount Notes		—	88,995,547	—	—	88,995,547
Federal Agency Notes	—	—	5,000,335	—	—	5,000,335
Mutual Funds	34,646,326	—	—	—	—	34,646,326
Repurchase Agreements	—	—	57,128,861	—	—	57,128,861
Securities Lending Collateral	116,228	—	—	—	—	116,228
U.S. Treasury Bills		—	250,903,806	—	—	250,903,806
Total Assets	$93,093,212	$—	$402,028,549	$2,677,956	$—	$497,799,717

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$11,975,883	$—	$—	$—	$11,975,883
Equity Index Swap Agreements	—	—	—	1,954,391	—	1,954,391
Total Liabilities	$—	$11,975,883	$—	$1,954,391	$—	$13,930,274

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
NOVA FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$12,473,562	$1,000,000	$(1,400,000)	$4,461	$(3,107)	$12,074,916	482,033	$264,288	$4,510
Guggenheim Strategy Fund II	12,060,988	3,500,000	—	—	5,424	15,566,412	622,408	322,156	6,661
Guggenheim Strategy Fund III	—	7,000,000	—	—	4,998	7,004,998	279,864	173,435	1,708
	$24,534,550	$11,500,000	$(1,400,000)	$4,461	$7,315	$34,646,326		$759,879	$12,879

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $113,106 of securities loaned (cost $399,835,239)	$403,346,574
Investments in affiliated issuers, at value (cost $34,473,286)	34,646,326
Repurchase agreements, at value (cost $57,128,861)	57,128,861
Cash	26,413
Segregated cash with broker	29,471,902
Unrealized appreciation on swap agreements	2,677,956
Receivables:
Variation margin	2,942,297
Fund shares sold	613,951
Dividends	155,332
Interest	15,489
Securities lending income	62
Total assets	531,025,163

Liabilities:
Unrealized depreciation on swap agreements	1,954,391
Payable for:
Fund shares redeemed	2,519,156
Management fees	312,190
Return of securities loaned	116,228
Transfer agent and administrative fees	104,063
Swap settlement	90,279
Portfolio accounting fees	35,447
Distribution and service fees	22,328
Trustees’ fees*	3,753
Miscellaneous	72,101
Total liabilities	5,229,936
Commitments and contingent liabilities (Note 11)	—
Net assets	$525,795,227

Net assets consist of:
Paid in capital	525,185,270
Undistributed net investment income	—
Accumulated net realized gain on investments	8,177,900
Net unrealized depreciation on investments	(7,567,943)
Net assets	$525,795,227

Investor Class:
Net assets	$451,764,403
Capital shares outstanding	6,487,842
Net asset value per share	$69.63

A-Class:
Net assets	$35,094,107
Capital shares outstanding	542,243
Net asset value per share	$64.72
Maximum offering price per share (Net asset value divided by 95.25%)	$67.95

C-Class:
Net assets	$9,951,823
Capital shares outstanding	172,254
Net asset value per share	$57.77

H-Class:
Net assets	$28,984,894
Capital shares outstanding	447,267
Net asset value per share	$64.80

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$3,466,318
Dividends from securities of affiliated issuers	759,879
Interest	975,799
Income from securities lending, net	2,548
Other income	11,164
Total investment income	5,215,708

Expenses:
Management fees	2,121,092
Distribution and service fees:
A-Class	43,816
C-Class	102,262
H-Class	79,676
Transfer agent and administrative fees	707,031
Portfolio accounting fees	254,390
Registration fees	194,672
Custodian fees	39,351
Trustees’ fees*	17,847
Line of credit fees	1,407
Miscellaneous	238,920
Total expenses	3,800,464
Net investment income	1,415,244

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,381,628
Investments in affiliated issuers	4,461
Distributions received from affiliated investment company shares	12,879
Swap agreements	13,380,033
Futures contracts	11,779,717
Net realized gain	27,558,718
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,871,176
Investments in affiliated issuers	7,315
Swap agreements	737,131
Futures contracts	(12,108,720)
Net change in unrealized appreciation (depreciation)	(9,493,098)
Net realized and unrealized gain	18,065,620
Net increase in net assets resulting from operations	$19,480,864

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,415,244	$141,851
Net realized gain on investments	27,558,718	68,962,667
Net change in unrealized appreciation (depreciation) on investments	(9,493,098)	(20,720,659)
Net increase in net assets resulting from operations	19,480,864	48,383,859

Distributions to shareholders from:
Net investment income
Investor Class	(109,653)	(28,278)
A-Class	(12,455)	(2,002)
C-Class	(3,734)	(4,396)
H-Class	(16,013)	(1,346)
Net realized gains
Investor Class	(6,685,358)	(899,670)
A-Class	(759,376)	(63,689)
C-Class	(227,660)	(139,858)
H-Class	(976,327)	(42,826)
Total distributions to shareholders	(8,790,576)	(1,182,065)

Capital share transactions:
Proceeds from sale of shares
Investor Class	5,321,958,804	3,038,362,973
A-Class	552,519,350	195,568,022
C-Class	6,061,928	2,393,360
H-Class	773,850,416	578,220,052
Distributions reinvested
Investor Class	6,543,258	871,266
A-Class	770,142	64,676
C-Class	230,680	143,560
H-Class	982,950	44,161
Cost of shares redeemed
Investor Class	(4,958,949,514)	(3,164,196,094)
A-Class	(521,933,815)	(207,737,340)
C-Class	(7,366,927)	(5,741,761)
H-Class	(769,012,881)	(579,218,274)
Net increase (decrease) from capital share transactions	405,654,391	(141,225,399)
Net increase (decrease) in net assets	416,344,679	(94,023,605)

Net assets:
Beginning of year	109,450,548	203,474,153
End of year	$525,795,227	$109,450,548
Undistributed net investment income at end of year	$—	$141,851

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	78,243,245	55,401,102
A-Class	8,822,862	3,848,301
C-Class	103,127	52,915
H-Class	12,383,133	11,361,682
Shares issued from reinvestment of distributions
Investor Class	92,904	16,298
A-Class	11,758	1,294
C-Class	3,937	3,182
H-Class	14,989	884
Shares redeemed
Investor Class	(73,154,099)	(57,463,068)
A-Class	(8,355,177)	(4,082,490)
C-Class	(126,143)	(129,677)
H-Class	(12,266,372)	(11,349,648)
Net increase (decrease) in shares	5,774,164	(2,339,225)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$60.14	$49.18	$49.42	$42.15	$32.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.08	.07	.14	.14
Net gain (loss) on investments (realized and unrealized)	10.50	11.56	(.25)	7.18	9.96
Total from investment operations	10.90	11.64	(.18)	7.32	10.10
Less distributions from:
Net investment income	(.02)	(.02)	(.06)	(.05)	—
Net realized gains	(1.39)	(.66)	—	—	—
Total distributions	(1.41)	(.68)	(.06)	(.05)	—
Net asset value, end of period	$69.63	$60.14	$49.18	$49.42	$42.15

Total Return[b]	18.09%	23.84%	(0.36%)	17.36%	31.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$451,764	$78,531	$164,820	$136,800	$103,254
Ratios to average net assets:
Net investment income (loss)	0.58%	0.15%	0.14%	0.31%	0.37%
Total expenses[c]	1.26%	1.28%	1.25%	1.27%	1.28%
Portfolio turnover rate	2,067%	1,288%	619%	403%	259%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$56.18	$46.08	$46.40	$39.67	$30.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.02)	(.05)	.02	.05
Net gain (loss) on investments (realized and unrealized)	9.70	10.80	(.21)	6.76	9.39
Total from investment operations	9.95	10.78	(.26)	6.78	9.44
Less distributions from:
Net investment income	(.02)	(.02)	(.06)	(.05)	—
Net realized gains	(1.39)	(.66)	—	—	—
Total distributions	(1.41)	(.68)	(.06)	(.05)	—
Net asset value, end of period	$64.72	$56.18	$46.08	$46.40	$39.67

Total Return[b]	17.68%	23.57%	(0.56%)	17.09%	31.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,094	$3,528	$13,626	$3,930	$1,237
Ratios to average net assets:
Net investment income (loss)	0.39%	(0.05%)	(0.11%)	0.05%	0.14%
Total expenses[c]	1.51%	1.53%	1.51%	1.52%	1.53%
Portfolio turnover rate	2,067%	1,288%	619%	403%	259%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$50.57	$41.86	$42.50	$36.62	$28.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.40)	(.34)	(.28)	(.20)
Net gain (loss) on investments (realized and unrealized)	8.88	9.79	(.24)	6.21	8.71
Total from investment operations	8.61	9.39	(.58)	5.93	8.51
Less distributions from:
Net investment income	(.02)	(.02)	(.06)	(.05)	—
Net realized gains	(1.39)	(.66)	—	—	—
Total distributions	(1.41)	(.68)	(.06)	(.05)	—
Net asset value, end of period	$57.77	$50.57	$41.86	$42.50	$36.62

Total Return[b]	17.01%	22.60%	(1.36%)	16.19%	30.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,952	$9,676	$11,090	$11,993	$10,394
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.89%)	(0.83%)	(0.70%)	(0.62%)
Total expenses[c]	2.28%	2.27%	2.26%	2.27%	2.28%
Portfolio turnover rate	2,067%	1,288%	619%	403%	259%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$56.15	$46.06	$46.40	$44.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	(.07)	(.06)	.02
Net gain (loss) on investments (realized and unrealized)	9.87	10.84	(.22)	2.03
Total from investment operations	10.06	10.77	(.28)	2.05
Less distributions from:
Net investment income	(.02)	(.02)	(.06)	(.05)
Net realized gains	(1.39)	(.66)	—	—
Total distributions	(1.41)	(.68)	(.06)	(.05)
Net asset value, end of period	$64.80	$56.15	$46.06	$46.40

Total Return[b]	17.88%	23.56%	(0.60%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,985	$17,716	$13,938	$1,692
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.15%)	(0.14%)	0.08%
Total expenses[c]	1.52%	1.52%	1.51%	1.51%
Portfolio turnover rate	2,067%	1,288%	619%	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 13.99% for the one-year period ended March 29, 2018, while the S&P 500® Fund H-Class returned 12.14% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

Sectors contributing the most to the performance of the underlying index were Technology and Financials. Energy was the only detractor. The Utilities sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. were the holdings contributing the most to the performance of the underlying index for the period. General Electric Co., AT&T, Inc., and Celgene Corp. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.4%
Microsoft Corp.	2.8%
Amazon.com, Inc.	2.3%
Berkshire Hathaway, Inc. — Class B	1.5%
Facebook, Inc. — Class A	1.5%
JPMorgan Chase & Co.	1.5%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.2%
Alphabet, Inc. — Class C	1.2%
Alphabet, Inc. — Class A	1.2%
Top Ten Total	18.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	12.16%	11.44%	7.77%
A-Class Shares with sales charge‡	6.83%	10.36%	7.24%
C-Class Shares	11.29%	10.60%	6.93%
C-Class Shares with CDSC§	10.29%	10.60%	6.93%
H-Class Shares	12.14%	11.43%	7.77%
S&P 500 Index	13.99%	13.31%	9.49%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 88.8%

Consumer, Non-cyclical - 19.2%
Johnson & Johnson	23,292	$2,984,870
Pfizer, Inc.	51,682	1,834,194
UnitedHealth Group, Inc.	8,401	1,797,814
Procter & Gamble Co.	21,887	1,735,201
Coca-Cola Co.	33,332	1,447,609
PepsiCo, Inc.	12,347	1,347,675
Philip Morris International, Inc.	13,484	1,340,310
AbbVie, Inc.	13,840	1,309,956
Merck & Company, Inc.	23,408	1,275,034
Altria Group, Inc.	16,499	1,028,218
Amgen, Inc.	5,803	989,295
Medtronic plc	11,766	943,869
Abbott Laboratories	15,112	905,511
Bristol-Myers Squibb Co.	14,174	896,505
Gilead Sciences, Inc.	11,373	857,411
PayPal Holdings, Inc.*	9,794	743,071
Thermo Fisher Scientific, Inc.	3,488	720,133
Eli Lilly & Co.	8,370	647,587
Celgene Corp.*	6,530	582,541
CVS Health Corp.	8,808	547,946
Colgate-Palmolive Co.	7,599	544,696
Mondelez International, Inc. — Class A	12,913	538,859
Danaher Corp.	5,329	521,762
Biogen, Inc.*	1,837	503,007
Becton Dickinson and Co.	2,311	500,794
Anthem, Inc.	2,220	487,734
Allergan plc	2,868	482,656
Aetna, Inc.	2,838	479,622
Stryker Corp.	2,797	450,093
Automatic Data Processing, Inc.	3,848	436,671
S&P Global, Inc.	2,204	421,096
Intuitive Surgical, Inc.*	975	402,509
Vertex Pharmaceuticals, Inc.*	2,204	359,208
Cigna Corp.	2,109	353,764
Zoetis, Inc.	4,231	353,331
Constellation Brands, Inc. — Class A	1,488	339,145
Express Scripts Holding Co.*	4,900	338,492
Kimberly-Clark Corp.	3,045	335,346
Boston Scientific Corp.*	11,937	326,119
Kraft Heinz Co.	5,185	322,974
Humana, Inc.	1,195	321,252
Ecolab, Inc.	2,257	309,367
Illumina, Inc.*	1,276	301,672
Estee Lauder Companies, Inc. — Class A	1,950	291,954
Baxter International, Inc.	4,314	280,583
Edwards Lifesciences Corp.*	1,823	254,345
McKesson Corp.	1,791	252,298
Sysco Corp.	4,169	249,973
HCA Healthcare, Inc.	2,430	235,710
Moody’s Corp.	1,443	232,756
Regeneron Pharmaceuticals, Inc.*	670	230,721
General Mills, Inc.	4,940	222,596
Alexion Pharmaceuticals, Inc.*	1,925	214,561
Archer-Daniels-Midland Co.	4,855	210,561
Monster Beverage Corp.*	3,590	205,384
Zimmer Biomet Holdings, Inc.	1,764	192,347
Tyson Foods, Inc. — Class A	2,584	189,123
Dr Pepper Snapple Group, Inc.	1,561	184,791
Mylan N.V.*	4,469	183,989
Kroger Co.	7,652	183,189
Cardinal Health, Inc.	2,732	171,242
Centene Corp.*	1,506	160,946
Align Technology, Inc.*	626	157,207
Global Payments, Inc.	1,382	154,121
IHS Markit Ltd.*	3,143	151,618
Clorox Co.	1,123	149,483
Nektar Therapeutics*	1,397	148,445
IDEXX Laboratories, Inc.*	756	144,691
Laboratory Corporation of America Holdings*	885	143,149
Kellogg Co.	2,161	140,487
Verisk Analytics, Inc. — Class A*	1,347	140,088
Conagra Brands, Inc.	3,478	128,269
Cintas Corp.	749	127,765
Incyte Corp.*	1,525	127,078
United Rentals, Inc.*	734	126,784
IQVIA Holdings, Inc.*	1,266	124,207
Total System Services, Inc.	1,436	123,869
Brown-Forman Corp. — Class B	2,271	123,556
Equifax, Inc.	1,043	122,876
JM Smucker Co.	986	122,274
ResMed, Inc.	1,241	122,201
AmerisourceBergen Corp. — Class A	1,411	121,642
Hershey Co.	1,223	121,028
Molson Coors Brewing Co. — Class B	1,605	120,905
Quest Diagnostics, Inc.	1,178	118,153
McCormick & Company, Inc.	1,051	111,816
Church & Dwight Company, Inc.	2,118	106,662
Dentsply Sirona, Inc.	1,994	100,318
Cooper Companies, Inc.	426	97,473
Varian Medical Systems, Inc.*	793	97,261
Perrigo Company plc	1,137	94,757
Gartner, Inc.*	789	92,802
Nielsen Holdings plc	2,911	92,541
Hologic, Inc.*	2,401	89,701
Henry Schein, Inc.*	1,334	89,658
Universal Health Services, Inc. — Class B	755	89,400
DaVita, Inc.*	1,264	83,348
Avery Dennison Corp.	763	81,069
Hormel Foods Corp.	2,345	80,480
Western Union Co.	3,987	76,670
Coty, Inc. — Class A	4,099	75,012
Campbell Soup Co.[1]	1,670	72,328
Robert Half International, Inc.	1,079	62,463
H&R Block, Inc.	1,815	46,119
Quanta Services, Inc.*	1,335	45,857
Envision Healthcare Corp.*	1,050	40,351
Total Consumer, Non-cyclical		42,297,970

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® FUND

	Shares	Value

Financial - 16.8%
Berkshire Hathaway, Inc. — Class B*	16,709	$3,333,111
JPMorgan Chase & Co.	29,796	3,276,666
Bank of America Corp.	83,061	2,490,999
Wells Fargo & Co.	38,113	1,997,502
Visa, Inc. — Class A	15,650	1,872,053
Citigroup, Inc.	22,313	1,506,128
Mastercard, Inc. — Class A	8,015	1,403,907
Goldman Sachs Group, Inc.	3,067	772,455
U.S. Bancorp	13,624	688,012
Morgan Stanley	11,978	646,333
PNC Financial Services Group, Inc.	4,094	619,177
American Express Co.	6,255	583,467
BlackRock, Inc. — Class A	1,074	581,807
American Tower Corp. — Class A REIT	3,827	556,216
Chubb Ltd.	4,029	551,046
Charles Schwab Corp.	10,404	543,297
CME Group, Inc. — Class A	2,955	477,942
Bank of New York Mellon Corp.	8,766	451,712
American International Group, Inc.	7,805	424,748
Simon Property Group, Inc. REIT	2,701	416,899
MetLife, Inc.	9,000	413,010
Capital One Financial Corp.	4,222	404,552
Crown Castle International Corp. REIT	3,600	394,596
Prudential Financial, Inc.	3,664	379,407
Intercontinental Exchange, Inc.	5,055	366,589
Marsh & McLennan Companies, Inc.	4,407	363,974
BB&T Corp.	6,749	351,218
Travelers Companies, Inc.	2,356	327,154
State Street Corp.	3,192	318,338
Progressive Corp.	5,055	308,001
Aon plc	2,137	299,885
Aflac, Inc.	6,766	296,080
Allstate Corp.	3,077	291,700
Prologis, Inc. REIT	4,628	291,518
Equinix, Inc. REIT	688	287,680
SunTrust Banks, Inc.	4,066	276,651
Public Storage REIT	1,301	260,707
M&T Bank Corp.	1,304	240,405
Weyerhaeuser Co. REIT	6,557	229,495
T. Rowe Price Group, Inc.	2,124	229,328
Discover Financial Services	3,080	221,544
Synchrony Financial	6,204	208,020
AvalonBay Communities, Inc. REIT	1,199	197,188
Equity Residential REIT	3,196	196,938
Fifth Third Bancorp	6,023	191,230
Northern Trust Corp.	1,847	190,481
Digital Realty Trust, Inc. REIT	1,784	187,998
Ameriprise Financial, Inc.	1,270	187,884
Regions Financial Corp.	9,746	181,081
KeyCorp	9,209	180,036
Citizens Financial Group, Inc.	4,231	177,617
Welltower, Inc. REIT	3,215	174,992
Willis Towers Watson plc	1,147	174,562
SBA Communications Corp. REIT*	1,012	172,971
Boston Properties, Inc. REIT	1,340	165,115
Hartford Financial Services Group, Inc.	3,099	159,660
Ventas, Inc. REIT	3,092	153,147
Huntington Bancshares, Inc.	9,570	144,507
Comerica, Inc.	1,500	143,895
Principal Financial Group, Inc.	2,339	142,469
Lincoln National Corp.	1,895	138,449
Essex Property Trust, Inc. REIT	573	137,910
E*TRADE Financial Corp.*	2,312	128,108
Realty Income Corp. REIT	2,467	127,618
CBRE Group, Inc. — Class A*	2,623	123,858
XL Group Ltd.	2,230	123,230
Host Hotels & Resorts, Inc. REIT	6,373	118,793
Loews Corp.	2,341	116,418
Invesco Ltd.	3,535	113,155
GGP, Inc. REIT	5,484	112,203
Cboe Global Markets, Inc.	978	111,590
SVB Financial Group*	459	110,165
Alexandria Real Estate Equities, Inc. REIT	879	109,778
Arthur J Gallagher & Co.	1,575	108,250
Vornado Realty Trust REIT	1,501	101,017
Raymond James Financial, Inc.	1,125	100,586
Franklin Resources, Inc.	2,826	98,006
Cincinnati Financial Corp.	1,296	96,241
Extra Space Storage, Inc. REIT	1,094	95,572
HCP, Inc. REIT	4,076	94,685
Unum Group	1,921	91,459
Everest Re Group Ltd.	355	91,171
Mid-America Apartment Communities, Inc. REIT	986	89,963
Zions Bancorporation	1,706	89,957
Affiliated Managers Group, Inc.	473	89,671
Alliance Data Systems Corp.	419	89,188
Nasdaq, Inc.	1,012	87,255
UDR, Inc. REIT	2,328	82,923
Duke Realty Corp. REIT	3,099	82,061
Iron Mountain, Inc. REIT	2,443	80,277
Torchmark Corp.	921	77,521
Regency Centers Corp. REIT	1,290	76,084
SL Green Realty Corp. REIT	784	75,915
Federal Realty Investment Trust REIT	635	73,730
Leucadia National Corp.	2,722	61,871
People’s United Financial, Inc.	3,014	56,241
Apartment Investment & Management Co. — Class A REIT	1,366	55,664
Kimco Realty Corp. REIT	3,694	53,194
Macerich Co. REIT	942	52,771
Brighthouse Financial, Inc.*	832	42,765
Assurant, Inc.	456	41,683
Navient Corp.	2,283	29,953
Total Financial		36,912,049

Technology - 14.4%
Apple, Inc.	44,052	7,391,045
Microsoft Corp.	66,848	6,101,217
Intel Corp.	40,631	2,116,063
NVIDIA Corp.	5,253	1,216,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® FUND

	Shares	Value

Oracle Corp.	26,236	$1,200,297
International Business Machines Corp.	7,438	1,141,212
Adobe Systems, Inc.*	4,268	922,229
Texas Instruments, Inc.	8,541	887,325
Broadcom Ltd.	3,564	839,857
Accenture plc — Class A	5,354	821,839
QUALCOMM, Inc.	12,852	712,129
salesforce.com, Inc.*	5,957	692,799
Micron Technology, Inc.*	10,039	523,433
Applied Materials, Inc.	9,122	507,274
Activision Blizzard, Inc.	6,586	444,292
Cognizant Technology Solutions Corp. — Class A	5,105	410,953
Intuit, Inc.	2,112	366,115
Electronic Arts, Inc.*	2,663	322,862
HP, Inc.	14,216	311,615
Analog Devices, Inc.	3,211	292,618
Lam Research Corp.	1,415	287,471
Fidelity National Information Services, Inc.	2,875	276,863
Fiserv, Inc.*	3,588	255,860
DXC Technology Co.	2,477	249,013
Autodesk, Inc.*	1,912	240,109
Hewlett Packard Enterprise Co.	13,604	238,614
Western Digital Corp.	2,583	238,333
Red Hat, Inc.*	1,537	229,797
Microchip Technology, Inc.	2,035	185,918
Paychex, Inc.	2,775	170,912
Xilinx, Inc.	2,212	159,795
Cerner Corp.*	2,743	159,094
Skyworks Solutions, Inc.	1,584	158,812
KLA-Tencor Corp.	1,360	148,254
Seagate Technology plc	2,473	144,720
NetApp, Inc.	2,326	143,491
ANSYS, Inc.*	728	114,070
Synopsys, Inc.*	1,291	107,463
Akamai Technologies, Inc.*	1,476	104,766
Citrix Systems, Inc.*	1,123	104,214
Take-Two Interactive Software, Inc.*	993	97,096
CA, Inc.	2,715	92,039
Cadence Design Systems, Inc.*	2,456	90,307
Qorvo, Inc.*	1,098	77,354
IPG Photonics Corp.*	329	76,782
Advanced Micro Devices, Inc.*,1	7,152	71,878
CSRA, Inc.	1,423	58,670
Xerox Corp.	1,857	53,444
Total Technology		31,556,855

Communications - 12.4%
Amazon.com, Inc.*	3,488	5,048,322
Facebook, Inc. — Class A*	20,801	3,323,792
Alphabet, Inc. — Class C*	2,642	2,725,989
Alphabet, Inc. — Class A*	2,591	2,687,230
AT&T, Inc.	53,306	1,900,359
Cisco Systems, Inc.	41,825	1,793,874
Verizon Communications, Inc.	35,838	1,713,773
Comcast Corp. — Class A	40,241	1,375,035
Walt Disney Co.	13,055	1,311,244
Netflix, Inc.*	3,767	1,112,583
Booking Holdings, Inc.*	423	880,005
Time Warner, Inc.	6,771	640,401
Charter Communications, Inc. — Class A*	1,615	502,620
Twenty-First Century Fox, Inc. — Class A	9,151	335,750
eBay, Inc.*	8,172	328,841
CBS Corp. — Class B	2,997	154,016
Motorola Solutions, Inc.	1,406	148,052
Omnicom Group, Inc.[1]	1,999	145,267
Symantec Corp.	5,383	139,151
CenturyLink, Inc.	8,446	138,768
Twenty-First Century Fox, Inc. — Class B	3,813	138,679
Expedia Group, Inc.	1,062	117,255
Viacom, Inc. — Class B	3,064	95,168
VeriSign, Inc.*	725	85,956
F5 Networks, Inc.*	537	77,656
Interpublic Group of Companies, Inc.	3,338	76,874
DISH Network Corp. — Class A*	1,980	75,022
Juniper Networks, Inc.	2,984	72,601
News Corp. — Class A	3,325	52,535
Discovery, Inc. — Class C*	2,651	51,748
TripAdvisor, Inc.*	942	38,518
Discovery, Inc. — Class A*,1	1,351	28,952
News Corp. — Class B	1,057	17,018
Total Communications		27,333,054

Industrial - 8.9%
Boeing Co.	4,803	1,574,808
3M Co.	5,170	1,134,918
General Electric Co.	75,381	1,016,136
Honeywell International, Inc.	6,529	943,506
Union Pacific Corp.	6,834	918,695
United Technologies Corp.	6,457	812,420
Caterpillar, Inc.	5,188	764,607
Lockheed Martin Corp.	2,157	728,915
United Parcel Service, Inc. — Class B	5,975	625,344
Raytheon Co.	2,505	540,629
General Dynamics Corp.	2,397	529,497
Northrop Grumman Corp.	1,511	527,520
FedEx Corp.	2,140	513,835
Deere & Co.	2,811	436,604
CSX Corp.	7,703	429,134
Illinois Tool Works, Inc.	2,669	418,126
Emerson Electric Co.	5,512	376,470
Norfolk Southern Corp.	2,467	334,969
Eaton Corporation plc	3,822	305,416
TE Connectivity Ltd.	3,049	304,595
Waste Management, Inc.	3,464	291,392
Johnson Controls International plc	8,040	283,330
Roper Technologies, Inc.	893	250,656
Amphenol Corp. — Class A	2,652	228,417
Cummins, Inc.	1,352	219,146
Corning, Inc.	7,545	210,354
Fortive Corp.	2,659	206,126
Stanley Black & Decker, Inc.	1,331	203,909
Parker-Hannifin Corp.	1,155	197,540
Rockwell Automation, Inc.	1,109	193,188

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® FUND

	Shares	Value

Rockwell Collins, Inc.	1,423	$191,892
Agilent Technologies, Inc.	2,802	187,454
Ingersoll-Rand plc	2,169	185,471
Harris Corp.	1,031	166,280
AMETEK, Inc.	2,008	152,548
WestRock Co.	2,215	142,136
L3 Technologies, Inc.	679	141,232
Waters Corp.*	684	135,877
Textron, Inc.	2,273	134,039
Dover Corp.	1,341	131,713
Vulcan Materials Co.	1,150	131,296
Republic Services, Inc. — Class A	1,955	129,479
TransDigm Group, Inc.	421	129,222
Mettler-Toledo International, Inc.*	221	127,082
Ball Corp.	3,039	120,679
Xylem, Inc.	1,562	120,149
CH Robinson Worldwide, Inc.	1,213	113,670
Martin Marietta Materials, Inc.	545	112,978
Masco Corp.	2,721	110,037
Huntington Ingalls Industries, Inc.	394	101,557
Kansas City Southern	895	98,316
Pentair plc	1,438	97,971
Expeditors International of Washington, Inc.	1,533	97,039
Packaging Corporation of America	819	92,301
J.B. Hunt Transport Services, Inc.	743	87,042
Arconic, Inc.	3,688	84,971
AO Smith Corp.	1,263	80,314
Fortune Brands Home & Security, Inc.	1,319	77,676
PerkinElmer, Inc.	959	72,615
Snap-on, Inc.	492	72,590
Allegion plc	826	70,449
Fluor Corp.	1,215	69,522
Sealed Air Corp.	1,453	62,174
Jacobs Engineering Group, Inc.	1,045	61,812
FLIR Systems, Inc.	1,206	60,312
Garmin Ltd.	960	56,573
Acuity Brands, Inc.	366	50,943
Flowserve Corp.	1,136	49,223
Stericycle, Inc.*	743	43,488
Total Industrial		19,670,324

Consumer, Cyclical - 7.4%
Home Depot, Inc.	10,138	1,806,997
Walmart, Inc.	12,602	1,121,200
McDonald’s Corp.	6,921	1,082,306
Nike, Inc. — Class B	11,268	748,646
Costco Wholesale Corp.	3,812	718,295
Starbucks Corp.	12,201	706,316
Lowe’s Companies, Inc.	7,206	632,327
Walgreens Boots Alliance, Inc.	7,397	484,282
TJX Companies, Inc.	5,490	447,764
General Motors Co.	10,963	398,395
Ford Motor Co.	33,881	375,401
Marriott International, Inc. — Class A	2,607	354,500
Target Corp.	4,719	327,640
Delta Air Lines, Inc.	5,646	309,457
Southwest Airlines Co.	4,696	268,987
Ross Stores, Inc.	3,318	258,738
Yum! Brands, Inc.	2,887	245,770
Carnival Corp.	3,525	231,169
VF Corp.	2,859	211,909
Dollar General Corp.	2,240	209,552
PACCAR, Inc.	3,056	202,216
Aptiv plc	2,308	196,111
Dollar Tree, Inc.*	2,058	195,304
American Airlines Group, Inc.	3,656	189,966
O’Reilly Automotive, Inc.*	726	179,598
Royal Caribbean Cruises Ltd.	1,485	174,844
MGM Resorts International	4,425	154,964
Best Buy Company, Inc.	2,208	154,538
AutoZone, Inc.*	237	153,740
United Continental Holdings, Inc.*	2,101	145,957
Lennar Corp. — Class A	2,371	139,747
Hilton Worldwide Holdings, Inc.	1,756	138,303
Fastenal Co.	2,497	136,311
DR Horton, Inc.	2,970	130,205
Tapestry, Inc.	2,473	130,105
Mohawk Industries, Inc.*	549	127,489
Wynn Resorts Ltd.	698	127,287
WW Grainger, Inc.	443	125,046
Genuine Parts Co.	1,274	114,456
Newell Brands, Inc.	4,212	107,322
Ulta Beauty, Inc.*	503	102,748
LKQ Corp.*	2,688	102,009
PVH Corp.	668	101,155
Wyndham Worldwide Corp.	866	99,096
CarMax, Inc.*	1,570	97,246
Kohl’s Corp.	1,459	95,579
Norwegian Cruise Line Holdings Ltd.*	1,790	94,816
Whirlpool Corp.	614	94,010
Darden Restaurants, Inc.	1,073	91,473
Tiffany & Co.	885	86,429
BorgWarner, Inc.	1,718	86,295
Hasbro, Inc.	981	82,698
Michael Kors Holdings Ltd.*	1,320	81,945
L Brands, Inc.	2,132	81,464
Macy’s, Inc.	2,646	78,692
Advance Auto Parts, Inc.	642	76,109
Chipotle Mexican Grill, Inc. — Class A*	213	68,822
Tractor Supply Co.	1,086	68,440
PulteGroup, Inc.	2,288	67,473
Alaska Air Group, Inc.	1,068	66,173
Harley-Davidson, Inc.[1]	1,462	62,691
Gap, Inc.	1,891	58,999
Hanesbrands, Inc.[1]	3,128	57,618
Goodyear Tire & Rubber Co.	2,087	55,472
Ralph Lauren Corp. — Class A	481	53,776
Leggett & Platt, Inc.	1,148	50,925
Nordstrom, Inc.	1,015	49,136
Foot Locker, Inc.	1,052	47,908
Mattel, Inc.[1]	2,986	39,266
Under Armour, Inc. — Class A*,1	1,609	26,307

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® FUND

	Shares	Value

Under Armour, Inc. — Class C*,1	1,600	$22,960
Total Consumer, Cyclical		16,210,890

Energy - 5.1%
Exxon Mobil Corp.	36,787	2,744,678
Chevron Corp.	16,584	1,891,239
Schlumberger Ltd.	12,015	778,332
ConocoPhillips	10,197	604,580
EOG Resources, Inc.	5,024	528,876
Occidental Petroleum Corp.	6,643	431,529
Halliburton Co.	7,575	355,570
Phillips 66	3,645	349,628
Valero Energy Corp.	3,761	348,908
Marathon Petroleum Corp.	4,119	301,140
Anadarko Petroleum Corp.	4,750	286,947
Pioneer Natural Resources Co.	1,479	254,063
Kinder Morgan, Inc.	16,471	248,053
ONEOK, Inc.	3,565	202,920
Concho Resources, Inc.*	1,294	194,527
Williams Companies, Inc.	7,183	178,570
Devon Energy Corp.	4,568	145,217
Noble Energy, Inc.	4,273	129,472
Apache Corp.	3,312	127,446
Andeavor	1,228	123,488
National Oilwell Varco, Inc.	3,299	121,436
Marathon Oil Corp.	7,377	118,991
Hess Corp.	2,325	117,692
TechnipFMC plc	3,806	112,087
Baker Hughes a GE Co.	3,669	101,888
Equities Corp.	2,126	101,006
Cabot Oil & Gas Corp. — Class A	4,000	95,920
Cimarex Energy Co.	829	77,512
Helmerich & Payne, Inc.[1]	945	62,899
Newfield Exploration Co.*	1,734	42,344
Range Resources Corp.	1,964	28,557
Total Energy		11,205,515

Utilities - 2.5%
NextEra Energy, Inc.	4,084	667,040
Duke Energy Corp.	6,078	470,863
Southern Co.	8,753	390,909
Dominion Energy, Inc.	5,656	381,384
Exelon Corp.	8,378	326,826
American Electric Power Company, Inc.	4,272	293,016
Sempra Energy	2,217	246,575
Public Service Enterprise Group, Inc.	4,382	220,152
Consolidated Edison, Inc.	2,695	210,048
Xcel Energy, Inc.	4,411	200,612
PG&E Corp.	4,471	196,411
Edison International	2,829	180,094
WEC Energy Group, Inc.	2,739	171,735
PPL Corp.	6,026	170,475
DTE Energy Co.	1,557	162,551
Eversource Energy	2,751	162,089
FirstEnergy Corp.	3,881	131,993
American Water Works Company, Inc.	1,550	127,302
Entergy Corp.	1,569	123,606
Ameren Corp.	2,107	119,319
CMS Energy Corp.	2,452	111,051
CenterPoint Energy, Inc.	3,742	102,531
Alliant Energy Corp.	2,009	82,088
NRG Energy, Inc.	2,620	79,989
Pinnacle West Capital Corp.	971	77,486
NiSource, Inc.	2,929	70,032
AES Corp.	5,734	65,195
SCANA Corp.	1,238	46,487
Total Utilities		5,587,859

Basic Materials - 2.1%
DowDuPont, Inc.	20,315	1,294,269
Monsanto Co.	3,827	446,573
Praxair, Inc.	2,493	359,740
Air Products & Chemicals, Inc.	1,901	302,316
LyondellBasell Industries N.V. — Class A	2,809	296,855
Sherwin-Williams Co.	718	281,542
PPG Industries, Inc.	2,209	246,524
Freeport-McMoRan, Inc.	11,690	205,394
International Paper Co.	3,585	191,547
Newmont Mining Corp.	4,632	180,972
Nucor Corp.	2,760	168,608
Eastman Chemical Co.	1,241	131,025
International Flavors & Fragrances, Inc.	685	93,783
FMC Corp.	1,166	89,281
Albemarle Corp.	961	89,123
CF Industries Holdings, Inc.	2,025	76,403
Mosaic Co.	3,043	73,884
Total Basic Materials		4,527,839

Total Common Stocks
(Cost $156,652,231)		195,302,355

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 7.7%
Federal Home Loan Bank[2]
1.55% due 04/04/18[3,4]	$17,000,000	16,997,804
Total Federal Agency Discount Notes
(Cost $16,997,804)		16,997,804

REPURCHASE AGREEMENTS††,5 - 1.9%
JP Morgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[6]	3,061,518	3,061,518
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[6]	1,001,810	1,001,810
Total Repurchase Agreements
(Cost $4,063,328)		4,063,328

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[8]	430,184	$430,184
Total Securities Lending Collateral
(Cost $430,184)		430,184

Total Investments - 98.5%
(Cost $178,143,547)		$216,793,671
Other Assets & Liabilities, net - 1.5%		3,264,197
Total Net Assets - 100.0%		$220,057,868

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	10	Jun 2018	$1,320,625	$(10,568)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	2.34%	At Maturity	04/30/18	5,733	$15,139,833	$161,954
Goldman Sachs International	S&P 500 Index	2.24%	At Maturity	04/27/18	2,955	7,803,904	15,386
Barclays Bank plc	S&P 500 Index	2.19%	At Maturity	04/30/18	238	627,326	8,521
						$23,571,063	$185,861

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$195,302,355	$—	$—	$—	$—	$195,302,355
Equity Index Swap Agreements	—	—	—	185,861	—	185,861
Federal Agency Discount Notes	—	—	16,997,804	—	—	16,997,804
Repurchase Agreements	—	—	4,063,328	—	—	4,063,328
Securities Lending Collateral	430,184	—	—	—	—	430,184
Total Assets	$195,732,539	$—	$21,061,132	$185,861	$—	$216,979,532

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$10,568	$—	$—	$—	$10,568

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $418,218 of securities loaned (cost $174,080,219)	$212,730,343
Repurchase agreements, at value (cost $4,063,328)	4,063,328
Cash	51,931
Segregated cash with broker	58,000
Unrealized appreciation on swap agreements	185,861
Receivables:
Fund shares sold	5,902,317
Dividends	189,318
Variation margin	16,825
Interest	608
Securities lending income	224
Total assets	223,198,755

Liabilities:
Payable for:
Fund shares redeemed	2,323,012
Return of securities loaned	430,184
Management fees	133,352
Distribution and service fees	57,126
Swap settlement	53,425
Transfer agent and administrative fees	44,451
Portfolio accounting fees	26,670
Trustees’ fees*	5,855
Miscellaneous	66,812
Total liabilities	3,140,887
Commitments and contingent liabilities (Note 11)	—
Net assets	$220,057,868

Net assets consist of:
Paid in capital	$190,452,573
Undistributed net investment income	—
Accumulated net realized loss on investments	(9,220,122)
Net unrealized appreciation on investments	38,825,417
Net assets	$220,057,868

A-Class:
Net assets	$21,040,624
Capital shares outstanding	431,909
Net asset value per share	$48.72
Maximum offering price per share (Net asset value divided by 95.25%)	$51.15

C-Class:
Net assets	$20,484,045
Capital shares outstanding	465,597
Net asset value per share	$44.00

H-Class:
Net assets	$178,533,199
Capital shares outstanding	3,665,512
Net asset value per share	$48.71

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$4,325,472
Interest	253,915
Income from securities lending, net	5,955
Total investment income	4,585,342

Expenses:
Management fees	1,819,820
Distribution and service fees:
A-Class	75,121
C-Class	191,511
H-Class	483,612
Transfer agent and administrative fees	606,608
Portfolio accounting fees	363,967
Registration fees	203,223
Custodian fees	33,360
Trustees’ fees*	22,616
Line of credit fees	161
Miscellaneous	180,530
Total expenses	3,980,529
Net investment income	604,813

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,108,226
Swap agreements	1,699,495
Futures contracts	794,078
Net realized gain	39,601,799
Net change in unrealized appreciation (depreciation) on:
Investments	(11,176,462)
Swap agreements	137,332
Futures contracts	(14,304)
Net change in unrealized appreciation (depreciation)	(11,053,434)
Net realized and unrealized gain	28,548,365
Net increase in net assets resulting from operations	$29,153,178

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$604,813	$281,043
Net realized gain on investments	39,601,799	45,881,302
Net change in unrealized appreciation (depreciation) on investments	(11,053,434)	(9,583,790)
Net increase in net assets resulting from operations	29,153,178	36,578,555

Distributions to shareholders from:
Net investment income
A-Class	(78,826)	(29,671)
C-Class	(49,892)	(28,356)
H-Class	(530,847)	(293,993)
Net realized gains
A-Class	(1,424,670)	(174,898)
C-Class	(901,719)	(167,151)
H-Class	(9,594,319)	(1,732,984)
Total distributions to shareholders	(12,580,273)	(2,427,053)

Capital share transactions:
Proceeds from sale of shares
A-Class	110,066,805	109,316,182
C-Class	13,382,887	22,735,429
H-Class	989,684,357	1,205,465,115
Distributions reinvested
A-Class	1,454,888	193,648
C-Class	906,343	186,917
H-Class	10,068,429	2,014,895
Cost of shares redeemed
A-Class	(114,411,356)	(131,672,483)
C-Class	(15,773,634)	(20,167,745)
H-Class	(1,060,528,492)	(1,238,468,770)
Net decrease from capital share transactions	(65,149,773)	(50,396,812)
Net decrease in net assets	(48,576,868)	(16,245,310)

Net assets:
Beginning of year	268,634,736	284,880,046
End of year	$220,057,868	$268,634,736
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	2,338,120	2,539,581
C-Class	301,776	592,763
H-Class	20,411,784	28,720,011
Shares issued from reinvestment of distributions
A-Class	29,433	4,549
C-Class	20,258	4,790
H-Class	203,732	47,342
Shares redeemed
A-Class	(2,396,111)	(3,082,299)
C-Class	(359,338)	(521,111)
H-Class	(21,932,029)	(29,543,485)
Net decrease in shares	(1,382,375)	(1,237,859)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$45.52	$39.85	$41.40	$37.78	$31.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.06	.03	.04	.07
Net gain (loss) on investments (realized and unrealized)	5.44	5.97	—	4.08	6.20
Total from investment operations	5.57	6.03	.03	4.12	6.27
Less distributions from:
Net investment income	(.12)	(.05)	(.01)	(.02)	(.04)
Net realized gains	(2.25)	(.31)	(1.57)	(.48)	—
Total distributions	(2.37)	(.36)	(1.58)	(.50)	(.04)
Net asset value, end of period	$48.72	$45.52	$39.85	$41.40	$37.78

Total Return[b]	12.16%	15.17%	0.08%	10.90%	19.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,041	$20,960	$39,793	$28,022	$28,028
Ratios to average net assets:
Net investment income (loss)	0.27%	0.14%	0.02%	0.11%	0.19%
Total expenses	1.58%	1.57%	1.55%	1.59%	1.57%
Portfolio turnover rate	151%	133%	181%	256%	157%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$41.62	$36.74	$38.58	$35.51	$29.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.22)	(.26)	(.23)	(.19)
Net gain (loss) on investments (realized and unrealized)	4.94	5.46	—	3.80	5.87
Total from investment operations	4.75	5.24	(.26)	3.57	5.68
Less distributions from:
Net investment income	(.12)	(.05)	(.01)	(.02)	(.04)
Net realized gains	(2.25)	(.31)	(1.57)	(.48)	—
Total distributions	(2.37)	(.36)	(1.58)	(.50)	(.04)
Net asset value, end of period	$44.00	$41.62	$36.74	$38.58	$35.51

Total Return[b]	11.29%	14.33%	(0.67%)	10.04%	19.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,484	$20,931	$15,667	$20,977	$16,182
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.57%)	(0.70%)	(0.62%)	(0.59%)
Total expenses	2.33%	2.33%	2.31%	2.34%	2.32%
Portfolio turnover rate	151%	133%	181%	256%	157%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$45.51	$39.84	$41.40	$37.78	$31.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.07	.03	.05	.05
Net gain (loss) on investments (realized and unrealized)	5.42	5.96	(.01)	4.07	6.22
Total from investment operations	5.57	6.03	.02	4.12	6.27
Less distributions from:
Net investment income	(.12)	(.05)	(.01)	(.02)	(.04)
Net realized gains	(2.25)	(.31)	(1.57)	(.48)	—
Total distributions	(2.37)	(.36)	(1.58)	(.50)	(.04)
Net asset value, end of period	$48.71	$45.51	$39.84	$41.40	$37.78

Total Return[b]	12.14%	15.20%	0.06%	10.90%	19.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$178,533	$226,744	$229,420	$254,610	$255,912
Ratios to average net assets:
Net investment income (loss)	0.31%	0.16%	0.07%	0.12%	0.15%
Total expenses	1.58%	1.58%	1.55%	1.58%	1.56%
Portfolio turnover rate	151%	133%	181%	256%	157%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund Investor Class returned -12.21%, while the S&P 500 Index returned 13.99% over the same period.

Sectors contributing the most to the performance of the underlying index were Technology and Financials. Energy was the only detractor. The Utilities sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. were the holdings contributing the most to the performance of the underlying index for the period. General Electric Co., AT&T, Inc., and Celgene Corp. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	10.7%
Guggenheim Strategy Fund I	7.4%
Total	18.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(12.21%)	(13.32%)	(12.55%)
A-Class Shares	(12.43%)	(13.53%)	(12.77%)
A-Class Shares with sales charge‡	(16.59%)	(14.37%)	(13.19%)
C-Class Shares	(13.11%)	(14.18%)	(13.43%)
C-Class Shares with CDSC§	(13.98%)	(14.18%)	(13.43%)
S&P 500 Index	13.99%	13.31%	9.49%
		1 Year	Since Inception (09/18/14)
H-Class Shares		(12.43%)	(10.97%)
S&P 500 Index		13.99%	10.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the

Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 18.1%
Guggenheim Strategy Fund II1	302,786	$7,572,685
Guggenheim Strategy Fund I1	208,311	5,218,190
Total Mutual Funds
(Cost $12,677,803)		12,790,875

	Face Amount

FEDERAL AGENCY NOTES†† - 45.8%
Federal Home Loan Bank[2]
1.70% due 09/13/22[3]	$10,000,000	9,986,220
1.73% (1 Month USD LIBOR - 0.13%) due 11/23/18[4]	7,000,000	6,996,377
1.50% due 10/26/22[3]	4,000,000	3,995,624
Total Federal Home Loan Bank		20,978,221
Freddie Mac[5]
1.40% due 10/26/22[3]	7,500,000	7,495,582
1.45% due 11/02/22[3]	4,000,000	3,984,136
Total Freddie Mac		11,479,718
Total Federal Agency Notes
(Cost $32,500,000)		32,457,939

FEDERAL AGENCY DISCOUNT NOTES†† - 15.7%
Federal Home Loan Bank[2]
1.55% due 04/04/18[6,7]	9,000,000	8,998,837
1.60% due 04/11/18[6,7]	2,100,000	2,099,067
Total Federal Agency Discount Notes
(Cost $11,097,904)		11,097,904

U.S. TREASURY BILLS†† - 7.5%
U.S. Treasury Bills
1.66% due 04/19/18[6,7,8]	5,000,000	4,996,143
1.61% due 05/31/18[6,7,9]	350,000	349,043
Total U.S. Treasury Bills
(Cost $5,344,886)		5,345,186

REPURCHASE AGREEMENTS††,10 - 11.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[9]	6,082,635	6,082,635
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[9]	1,990,401	1,990,401
Total Repurchase Agreements
(Cost $8,073,036)		8,073,036

Total Investments - 98.5%
(Cost $69,693,629)		$69,764,940
Other Assets & Liabilities, net - 1.5%		1,089,701
Total Net Assets - 100.0%		$70,854,641

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	5	Jun 2018	$660,313	$(11,196)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	(2.14%)	At Maturity	04/27/18	8,829	$23,314,919	$107,340
Barclays Bank plc	S&P 500 Index	(2.04%)	At Maturity	04/30/18	1,458	3,849,914	(52,292)
BNP Paribas	S&P 500 Index	(1.84%)	At Maturity	04/30/18	16,288	43,015,302	(460,144)
						$70,180,135	$(405,096)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
INVERSE S&P 500® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	All or a portion of this security is pledged as futures collateral at March 29, 2018.
[9]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[10]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$107,340	$—	$107,340
Federal Agency Discount Notes	—	—	11,097,904	—	—	11,097,904
Federal Agency Notes	—	—	32,457,939	—	—	32,457,939
Mutual Funds	12,790,875	—	—	—	—	12,790,875
Repurchase Agreements	—	—	8,073,036	—	—	8,073,036
U.S. Treasury Bills	—	—	5,345,186	—	—	5,345,186
Total Assets	$12,790,875	$—	$56,974,065	$107,340	$—	$69,872,280

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$11,196	$—	$—	$—	$11,196
Equity Index Swap Agreements	—	—	—	512,436	—	512,436
Total Liabilities	$—	$11,196	$—	$512,436	$—	$523,632

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$6,317,313	$—	$(1,100,000)	$10,092	$(9,215)	$5,218,190	208,311	$131,921	$2,399
Guggenheim Strategy Fund II	7,769,577	—	(200,000)	1,679	1,429	7,572,685	302,786	188,968	4,153
	$14,086,890	$—	$(1,300,000)	$11,771	$(7,786)	$12,790,875		$320,889	$6,552

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers (cost $48,942,790)	$48,901,029
Investments in affiliated issuers, at value (cost $12,677,803)	12,790,875
Repurchase agreements, at value (cost $8,073,036)	8,073,036
Segregated cash with broker	40,443
Unrealized appreciation on swap agreements	107,340
Receivables:
Fund shares sold	1,501,482
Interest	92,793
Dividends	27,053
Total assets	71,534,051

Liabilities:
Unrealized depreciation on swap agreements	512,436
Payable for:
Fund shares redeemed	62,325
Management fees	45,962
Transfer agent and administrative fees	12,767
Variation margin	8,413
Swap settlement	7,303
Portfolio accounting fees	5,107
Distribution and service fees	4,759
Trustees’ fees*	1,513
Miscellaneous	18,825
Total liabilities	679,410
Commitments and contingent liabilities (Note 11)	—
Net assets	$70,854,641

Net assets consist of:
Paid in capital	$333,429,308
Undistributed net investment income	—
Accumulated net realized loss on investments	(262,229,686)
Net unrealized depreciation on investments	(344,981)
Net assets	$70,854,641

Investor Class:
Net assets	$57,342,382
Capital shares outstanding	928,475
Net asset value per share	$61.76

A-Class:
Net assets	$4,637,115
Capital shares outstanding	81,199
Net asset value per share	$57.11
Maximum offering price per share (Net asset value divided by 95.25%)	$59.96

C-Class:
Net assets	$4,202,788
Capital shares outstanding	81,506
Net asset value per share	$51.56

H-Class:
Net assets	$4,672,356
Capital shares outstanding	81,811
Net asset value per share	$57.11

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$320,889
Interest	661,846
Total investment income	982,735

Expenses:
Management fees	670,216
Distribution and service fees:
A-Class	13,543
C-Class	49,501
H-Class	11,154
Transfer agent and administrative fees	186,171
Portfolio accounting fees	74,468
Custodian fees	10,071
Trustees’ fees*	6,592
Line of credit fees	233
Miscellaneous	118,579
Total expenses	1,140,528
Net investment loss	(157,793)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,146
Investments in affiliated issuers	11,771
Distributions received from affiliated investment company shares	6,552
Swap agreements	(10,591,819)
Futures contracts	(145,657)
Net realized loss	(10,717,007)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,793)
Investments in affiliated issuers	(7,786)
Swap agreements	187,710
Futures contracts	(17,039)
Net change in unrealized appreciation (depreciation)	155,092
Net realized and unrealized loss	(10,561,915)
Net decrease in net assets resulting from operations	$(10,719,708)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(157,793)	$(1,061,768)
Net realized loss on investments	(10,717,007)	(22,072,461)
Net change in unrealized appreciation (depreciation) on investments	155,092	824,680
Net decrease in net assets resulting from operations	(10,719,708)	(22,309,549)

Capital share transactions:
Proceeds from sale of shares
Investor Class	112,579,208	216,913,681
A-Class	5,525,301	40,603,523
C-Class	12,033,613	14,721,850
H-Class	51,999,149	74,772,925
Cost of shares redeemed
Investor Class	(123,066,679)	(276,226,585)
A-Class	(6,458,851)	(41,519,960)
C-Class	(13,875,910)	(16,239,943)
H-Class	(49,513,727)	(77,726,210)
Net decrease from capital share transactions	(10,777,896)	(64,700,719)
Net decrease in net assets	(21,497,604)	(87,010,268)

Net assets:
Beginning of year	92,352,245	179,362,513
End of year	$70,854,641	$92,352,245
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(122,695)

Capital share activity:
Shares sold
Investor Class	1,777,623	2,775,050 *
A-Class	90,823	543,016 *
C-Class	228,607	232,771 *
H-Class	860,662	1,020,456 *
Shares redeemed
Investor Class	(1,935,145)	(3,537,019)*
A-Class	(106,705)	(565,804)*
C-Class	(261,035)	(249,423)*
H-Class	(822,654)	(1,071,490)*
Net decrease in shares	(167,824)	(852,443)*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$70.35	$83.09	$87.54	$100.90	$126.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.55)	(.78)	(1.02)	(1.50)
Net gain (loss) on investments (realized and unrealized)	(8.52)	(12.19)	(3.67)	(12.34)	(23.76)
Total from investment operations	(8.59)	(12.74)	(4.45)	(13.36)	(25.26)
Net asset value, end of period	$61.76	$70.35	$83.09	$87.54	$100.90

Total Return[b]	(12.21%)	(15.34%)	(5.07%)	(13.26%)	(20.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,342	$76,404	$153,544	$60,745	$79,172
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.70%)	(0.91%)	(1.07%)	(1.35%)
Total expenses[c]	1.43%	1.42%	1.41%	1.41%	1.42%
Portfolio turnover rate	56%	114%	63%	103%	—

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$65.22	$77.21	$81.54	$94.27	$118.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.70)	(.96)	(1.14)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(7.89)	(11.29)	(3.37)	(11.59)	(22.18)
Total from investment operations	(8.11)	(11.99)	(4.33)	(12.73)	(23.86)
Net asset value, end of period	$57.11	$65.22	$77.21	$81.54	$94.27

Total Return[b]	(12.43%)	(15.54%)	(5.30%)	(13.49%)	(20.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,637	$6,331	$9,256	$4,758	$5,468
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.96%)	(1.18%)	(1.32%)	(1.58%)
Total expenses[c]	1.68%	1.67%	1.66%	1.66%	1.68%
Portfolio turnover rate	56%	114%	63%	103%	—

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$59.34	$70.79	$75.34	$87.73	$110.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(1.12)	(1.44)	(1.68)	(2.28)
Net gain (loss) on investments (realized and unrealized)	(7.15)	(10.33)	(3.11)	(10.71)	(20.77)
Total from investment operations	(7.78)	(11.45)	(4.55)	(12.39)	(23.05)
Net asset value, end of period	$51.56	$59.34	$70.79	$75.34	$87.73

Total Return[b]	(13.11%)	(16.20%)	(6.05%)	(14.09%)	(20.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,203	$6,760	$9,244	$5,121	$6,177
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.69%)	(1.93%)	(2.07%)	(2.34%)
Total expenses[c]	2.43%	2.42%	2.41%	2.41%	2.42%
Portfolio turnover rate	56%	114%	63%	103%	—

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Period Ended March 31, 2015[d,e]
Per Share Data
Net asset value, beginning of period	$65.22	$77.17	$81.54	$86.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.70)	(.90)	(.54)
Net gain (loss) on investments (realized and unrealized)	(7.84)	(11.25)	(3.47)	(4.02)
Total from investment operations	(8.11)	(11.95)	(4.37)	(4.56)
Net asset value, end of period	$57.11	$65.22	$77.17	$81.54

Total Return[b]	(12.43%)	(15.47%)	(5.37%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,672	$2,857	$7,319	$13,085
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.96%)	(1.08%)	(1.27%)
Total expenses[c]	1.69%	1.67%	1.67%	1.60%
Portfolio turnover rate	56%	114%	63%	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

MONTHLY REBALANCE NASDAQ-100 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 29, 2018, the Monthly Rebalanced NASDAQ-100® 2x Strategy Fund H-Class returned 42.86%, while the NASDAQ-100 Index returned 22.38% over the same period.

The Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Consumer Staples was the only detractor. The Industrials sector contributed the least.

Amazon.com, Inc., Microsoft Corp., and Apple, Inc. were the holdings contributing the most to the performance of the underlying index for the year. Kraft Heinz Co., Celgene Corp., and Walgreens Boots Alliance, Inc. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	11.4%
Guggenheim Strategy Fund I	6.6%
Apple, Inc.	6.6%
Microsoft Corp.	5.5%
Amazon.com, Inc.	5.4%
Facebook, Inc. — Class A	3.0%
Alphabet, Inc. — Class C	2.8%
Alphabet, Inc. — Class A	2.4%
Intel Corp.	1.9%
Cisco Systems, Inc.	1.6%
Top Ten Total	47.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	Since Inception (11/28/14)
A-Class Shares	42.85%	27.78%
A-Class Shares with sales charge‡	36.06%	25.93%
C-Class Shares	41.82%	26.76%
C-Class Shares with CDSC§	40.82%	26.76%
H-Class Shares	42.86%	28.70%
NASDAQ-100 Index	22.38%	14.64%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 29, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 58.3%

Technology - 23.7%
Apple, Inc.	10,832	$1,817,393
Microsoft Corp.	16,437	1,500,205
Intel Corp.	9,965	518,977
NVIDIA Corp.	1,292	299,214
Adobe Systems, Inc.*	1,050	226,884
Texas Instruments, Inc.	2,101	218,273
Broadcom Ltd.	876	206,429
QUALCOMM, Inc.	3,160	175,096
Micron Technology, Inc.*	2,468	128,682
Applied Materials, Inc.	2,243	124,733
Activision Blizzard, Inc.	1,619	109,218
Cognizant Technology Solutions Corp. — Class A	1,255	101,028
Intuit, Inc.	547	94,822
Electronic Arts, Inc.*	655	79,412
Analog Devices, Inc.	789	71,902
Lam Research Corp.	348	70,700
Fiserv, Inc.*	882	62,895
Autodesk, Inc.*	470	59,023
Western Digital Corp.	635	58,591
Paychex, Inc.	767	47,240
Microchip Technology, Inc.	500	45,680
NetEase, Inc. ADR	161	45,143
Cerner Corp.*	710	41,180
Xilinx, Inc.	544	39,299
Skyworks Solutions, Inc.	390	39,101
Workday, Inc. — Class A*	292	37,116
KLA-Tencor Corp.	334	36,409
Maxim Integrated Products, Inc.	600	36,132
Seagate Technology plc	608	35,580
Check Point Software Technologies Ltd.*	349	34,670
ASML Holding N.V. — Class G	158	31,372
CA, Inc.	890	30,171
Citrix Systems, Inc.*	291	27,005
Synopsys, Inc.*	317	26,387
Take-Two Interactive Software, Inc.*	244	23,858
Cadence Design Systems, Inc.*	604	22,209
Total Technology		6,522,029

Communications - 22.0%
Amazon.com, Inc.*	1,033	1,495,102
Facebook, Inc. — Class A*	5,115	817,326
Alphabet, Inc. — Class C*	747	770,747
Alphabet, Inc. — Class A*	638	661,695
Cisco Systems, Inc.	10,285	441,124
Comcast Corp. — Class A	9,896	338,146
Netflix, Inc.*	927	273,790
Booking Holdings, Inc.*	103	214,280
Charter Communications, Inc. — Class A*	509	158,411
Baidu, Inc. ADR*	599	133,691
T-Mobile US, Inc.*	1,824	111,337
eBay, Inc.*	2,160	86,918
Twenty-First Century Fox, Inc. — Class A	2,250	82,553
JD.com, Inc. ADR*	1,969	79,725
Twenty-First Century Fox, Inc. — Class B	1,705	62,011
Sirius XM Holdings, Inc.[1]	9,591	59,848
Ctrip.com International Ltd. ADR*	987	46,014
Liberty Global plc — Class C*	1,235	37,581
Symantec Corp.	1,327	34,303
MercadoLibre, Inc.	94	33,501
Expedia Group, Inc.	298	32,902
Vodafone Group plc ADR	1,014	28,209
DISH Network Corp. — Class A*	487	18,452
Liberty Global plc — Class A*	469	14,684
Total Communications		6,032,350

Consumer, Non-cyclical - 8.1%
Amgen, Inc.	1,538	262,198
Gilead Sciences, Inc.	2,796	210,791
PayPal Holdings, Inc.*	2,562	194,379
Kraft Heinz Co.	2,602	162,078
Celgene Corp.*	1,606	143,271
Mondelez International, Inc. — Class A	3,175	132,493
Biogen, Inc.*	452	123,767
Automatic Data Processing, Inc.	946	107,352
Intuitive Surgical, Inc.*	240	99,079
Vertex Pharmaceuticals, Inc.*	542	88,335
Express Scripts Holding Co.*	1,205	83,241
Regeneron Pharmaceuticals, Inc.*	226	77,825
Illumina, Inc.*	314	74,236
Monster Beverage Corp.*	1,204	68,881
Alexion Pharmaceuticals, Inc.*	473	52,721
Mylan N.V.*	1,145	47,140
Align Technology, Inc.*	171	42,943
Cintas Corp.	227	38,722
Incyte Corp.*	452	37,665
Verisk Analytics, Inc. — Class A*	352	36,608
IDEXX Laboratories, Inc.*	186	35,599
BioMarin Pharmaceutical, Inc.*	376	30,482
Dentsply Sirona, Inc.	490	24,652
Shire plc ADR	150	22,409
Henry Schein, Inc.*	328	22,045
Hologic, Inc.*	590	22,042
Total Consumer, Non-cyclical		2,240,954

Consumer, Cyclical - 4.0%
Costco Wholesale Corp.	938	176,747
Starbucks Corp.	3,001	173,728
Walgreens Boots Alliance, Inc.	2,115	138,469
Marriott International, Inc. — Class A	763	103,753
Tesla, Inc.*,1	361	96,073
Ross Stores, Inc.	816	63,632
American Airlines Group, Inc.	1,010	52,480
PACCAR, Inc.	752	49,760
Dollar Tree, Inc.*	506	48,020
O’Reilly Automotive, Inc.*	179	44,281
Wynn Resorts Ltd.	220	40,119
Fastenal Co.	614	33,518
Ulta Beauty, Inc.*	131	26,759
Liberty Interactive Corporation QVC Group — Class A*	960	24,163

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Hasbro, Inc.	265	$22,339
Total Consumer, Cyclical		1,093,841

Industrial - 0.5%
CSX Corp.	1,894	105,515
J.B. Hunt Transport Services, Inc.	234	27,413
Total Industrial		132,928

Total Common Stocks
(Cost $12,504,674)		16,022,102

MUTUAL FUNDS† - 18.0%
Guggenheim Strategy Fund II2	124,739	3,119,724
Guggenheim Strategy Fund I2	72,635	1,819,498
Total Mutual Funds
(Cost $4,926,764)		4,939,222

	Face Amount

U.S. TREASURY BILLS†† - 10.9%
U.S. Treasury Bills
1.61% due 05/31/18[3,4,5]	$3,000,000	2,991,797
Total U.S. Treasury Bills
(Cost $2,991,845)		2,991,797

REPURCHASE AGREEMENTS††,6 - 3.3%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[3]	693,034	693,034
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[3]	226,779	226,779
Total Repurchase Agreements
(Cost $919,813)		919,813

SECURITIES LENDING COLLATERAL†,7 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[8]	124,532	124,532
Total Securities Lending Collateral
(Cost $124,532)		124,532

Total Investments - 91.0%
(Cost $21,467,628)		$24,997,466
Other Assets & Liabilities, net - 9.0%		2,466,250
Total Net Assets - 100.0%		$27,463,716

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	9	Jun 2018	$1,185,435	$(94,023)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.24%	At Maturity	04/30/18	4,699	$30,925,807	$565,385
BNP Paribas	NASDAQ-100 Index	2.39%	At Maturity	04/30/18	998	6,568,738	45,734
Goldman Sachs International	NASDAQ-100 Index	2.34%	At Maturity	04/27/18	40	265,239	2,060
						$37,759,784	$613,179

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 6.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,022,102	$—	$—	$—	$—	$16,022,102
Equity Index Swap Agreements	—	—	—	613,179	—	613,179
Mutual Funds	4,939,222	—	—	—	—	4,939,222
Repurchase Agreements	—	—	919,813	—	—	919,813
Securities Lending Collateral	124,532	—	—	—	—	124,532
U.S. Treasury Bills	-	—	2,991,797	—	—	2,991,797
Total Assets	$21,085,856	$—	$3,911,610	$613,179	$—	$25,610,645

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$94,023	$—	$—	$—	$94,023

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$1,719,776	$1,400,000	$(1,300,000)	$(238)	$(40)	$1,819,498	72,635	$46,939	$919
Guggenheim Strategy Fund II	1,719,595	1,400,000	—	—	129	3,119,724	124,739	57,138	1,293
	$3,439,371	$2,800,000	$(1,300,000)	$(238)	$89	$4,939,222		$104,077	$2,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $122,224 of securities loaned (cost $15,621,051)	$19,138,431
Investments in affiliated issuers, at value (cost $4,926,764)	4,939,222
Repurchase agreements, at value (cost $919,813)	919,813
Cash	4,577
Segregated cash with broker	2,548,300
Unrealized appreciation on swap agreements	613,179
Receivables:
Securities sold	1,389,919
Variation margin	19,530
Dividends	16,501
Investment adviser	15,616
Fund shares sold	15,228
Securities lending income	502
Interest	138
Total assets	29,620,956

Liabilities:
Payable for:
Line of credit	1,794,000
Return of securities loaned	124,532
Fund shares redeemed	114,022
Swap settlement	42,214
Management fees	38,295
Distribution and service fees	10,753
Transfer agent and administrative fees	10,638
Portfolio accounting fees	4,255
Trustees’ fees*	1,483
Miscellaneous	17,048
Total liabilities	2,157,240
Commitments and contingent liabilities (Note 11)	—
Net assets	$27,463,716

Net assets consist of:
Paid in capital	$110,945,392
Accumulated net investment loss	(53,988)
Accumulated net realized loss on investments	(87,476,682)
Net unrealized appreciation on investments	4,048,994
Net assets	$27,463,716

A-Class:
Net assets	$1,989,630
Capital shares outstanding	17,559
Net asset value per share	$113.31
Maximum offering price per share (Net asset value divided by 95.25%)	$118.96

C-Class:
Net assets	$170,385
Capital shares outstanding	1,544
Net asset value per share	$110.32

H-Class:
Net assets	$25,303,701
Capital shares outstanding	218,003
Net asset value per share	$116.07

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $88)	$283,007
Dividends from securities of affiliated issuers	104,077
Interest	81,470
Income from securities lending, net	2,142
Total investment income	470,696

Expenses:
Management fees	382,341
Distribution and service fees:
A-Class	3,425
C-Class	2,939
H-Class	102,046
Transfer agent and administrative fees	106,206
Portfolio accounting fees	42,482
Custodian fees	5,747
Trustees’ fees*	3,155
Line of credit fees	4
Miscellaneous	81,991
Total expenses	730,336
Less:
Expenses waived by Adviser	(155,056)
Net expenses	575,280
Net investment loss	(104,584)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	639,279
Investments in affiliated issuers	(238)
Distributions received from affiliated investment company shares	2,212
Swap agreements	6,869,540
Futures contracts	296,505
Net realized gain	7,807,298
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,282,774
Investments in affiliated issuers	89
Swap agreements	497,343
Futures contracts	(102,132)
Net change in unrealized appreciation (depreciation)	1,678,074
Net realized and unrealized gain	9,485,372
Net increase in net assets resulting from operations	$9,380,788

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(104,584)	$(81,109)
Net realized gain on investments	7,807,298	1,489,138
Net change in unrealized appreciation (depreciation) on investments	1,678,074	2,207,612
Net increase in net assets resulting from operations	9,380,788	3,615,641

Capital share transactions:
Proceeds from sale of shares
A-Class	2,354,616	1,029,778
C-Class	863,781	434,997
H-Class	141,378,941	92,047,101
Cost of shares redeemed
A-Class	(1,779,999)	(464,494)
C-Class	(859,151)	(380,929)
H-Class	(153,547,919)	(71,098,351)
Net increase (decrease) from capital share transactions	(11,589,731)	21,568,102
Net increase (decrease) in net assets	(2,208,943)	25,183,743

Net assets:
Beginning of year	29,672,659	4,488,916
End of year	$27,463,716	$29,672,659
Accumulated net investment loss at end of year	$(53,988)	$(25,894)

Capital share activity:
Shares sold
A-Class	23,176	15,538
C-Class	9,241	5,962
H-Class	1,310,588	1,422,966
Shares redeemed
A-Class	(18,356)	(7,319)
C-Class	(8,847)	(5,237)
H-Class	(1,444,250)	(1,146,939)
Net increase (decrease) in shares	(128,448)	284,971

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$79.32	$54.45	$51.68	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.18)	(.27)	(.07)
Net gain (loss) on investments (realized and unrealized)	34.22	25.05	3.04	1.75
Total from investment operations	33.99	24.87	2.77	1.68
Net asset value, end of period	$113.31	$79.32	$54.45	$51.68

Total Return[e]	42.85%	45.65%	5.38%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,990	$1,010	$246	$465
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.28%)	(0.48%)	(0.38%)
Total expenses[c]	1.71%	1.72%	1.70%	1.63%
Net expenses[d,f]	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	385%	259%	551%	84%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$77.79	$53.80	$51.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.00)	(.73)	(.56)	(.19)
Net gain (loss) on investments (realized and unrealized)	33.53	24.72	2.81	1.74
Total from investment operations	32.53	23.99	2.25	1.55
Net asset value, end of period	$110.32	$77.79	$53.80	$51.55

Total Return[e]	41.82%	44.52%	4.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170	$89	$23	$14
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.10%)	(1.04%)	(1.13%)
Total expenses[c]	2.46%	2.47%	2.51%	2.43%
Net expenses[d,f]	2.10%	2.10%	2.17%	2.13%
Portfolio turnover rate	385%	259%	551%	84%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$81.25	$55.79	$51.57	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	(.23)	(.17)	(.10)
Net gain (loss) on investments (realized and unrealized)	35.07	25.69	4.39	1.67
Total from investment operations	34.82	25.46	4.22	1.57
Net asset value, end of period	$116.07	$81.25	$55.79	$51.57

Total Return[e]	42.86%	45.64%	8.18%	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,304	$28,573	$4,220	$342,658
Ratios to average net assets:
Net investment income (loss)	(0.24%)	(0.35%)	(0.30%)	(0.60%)
Total expenses[c]	1.71%	1.72%	1.67%	1.64%
Net expenses[d,f]	1.35%	1.35%	1.35%	1.35%
Portfolio turnover rate	385%	259%	551%	84%

[a]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total Return does not reflect the impact of any applicable sales charge.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios would be:

	03/29/18	03/31/17	03/31/16	03/31/15
A-Class	1.35%	1.35%	1.35%	1.35%
C-Class	2.10%	2.10%	2.10%	2.10%
H-Class	1.35%	1.35%	1.35%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, the Inverse NASDAQ-100® Fund Investor Class returned -18.83% while the NASDAQ-100 Index returned 22.38% over the same period. For the one-year period ended March 29, 2018, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Consumer Staples was the only detractor. The Industrials sector contributed the least.

Amazon.com, Inc., Microsoft Corp., and Apple, Inc. were the holdings contributing the most to the performance of the underlying index for the year. Kraft Heinz Co., Celgene Corp., and Walgreens Boots Alliance, Inc. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	21.7%
Guggenheim Strategy Fund I	21.7%
Total	43.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(18.83%)	(18.52%)	(17.27%)
A-Class Shares	(19.03%)	(18.51%)	(17.40%)
A-Class Shares with sales charge‡	(22.87%)	(19.29%)	(17.80%)
C-Class Shares	(19.62%)	(19.34%)	(18.12%)
C-Class Shares with CDSC§	(20.43%)	(19.34%)	(18.12%)
NASDAQ-100 Index	22.38%	19.97%	15.18%
		1 Year	Since Inception (09/18/14)
H-Class Shares		(19.03%)	(15.62%)
NASDAQ-100 Index		22.38%	15.68%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 43.4%
Guggenheim Strategy Fund II1	84,998	$2,125,793
Guggenheim Strategy Fund I1	84,664	2,120,838
Total Mutual Funds
(Cost $4,216,828)		4,246,631

	Face Amount

REPURCHASE AGREEMENTS††,2 - 46.7%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[3]	$3,447,186	3,447,186
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[3]	1,128,011	1,128,011
Total Repurchase Agreements
(Cost $4,575,197)		4,575,197

Total Investments - 90.1%
(Cost $8,792,025)		$8,821,828
Other Assets & Liabilities, net - 9.9%		973,209
Total Net Assets - 100.0%		$9,795,037

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(2.04%)	At Maturity	04/27/18	1,287	$8,467,350	$187,878
Barclays Bank plc	NASDAQ-100 Index	(2.09%)	At Maturity	04/30/18	13	88,246	(1,614)
BNP Paribas	NASDAQ-100 Index	(1.89%)	At Maturity	04/30/18	180	1,181,416	(8,429)
						$9,737,012	$177,835

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$187,878	$—	$187,878
Mutual Funds	4,246,631	—	—	—	4,246,631
Repurchase Agreements	—	4,575,197	—	—	4,575,197
Total Assets	$4,246,631	$4,575,197	$187,878	$—	$9,009,706

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$10,043	$—	$10,043

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$2,620,638	$—	$(500,000)	$2,394	$(2,194)	$2,120,838	84,664	$53,626	$995
Guggenheim Strategy Fund II	2,624,943	—	(500,000)	2,800	(1,950)	2,125,793	84,998	61,067	1,403
	$5,245,581	$—	$(1,000,000)	$5,194	$(4,144)	$4,246,631		$114,693	$2,398

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in affiliated issuers, at value (cost $4,216,828)	$4,246,631
Repurchase agreements, at value (cost $4,575,197)	4,575,197
Segregated cash with broker	11,600
Unrealized appreciation on swap agreements	187,878
Receivables:
Fund shares sold	871,982
Variation margin	14,184
Dividends	9,079
Swap settlement	3,290
Interest	685
Total assets	9,920,526

Liabilities:
Unrealized depreciation on swap agreements	10,043
Payable for:
Fund shares redeemed	99,729
Management fees	7,225
Transfer agent and administrative fees	2,007
Distribution and service fees	1,476
Portfolio accounting fees	803
Trustees’ fees*	327
Miscellaneous	3,879
Total liabilities	125,489
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,795,037

Net assets consist of:
Paid in capital	$49,455,561
Accumulated net investment loss	(7,114)
Accumulated net realized loss on investments	(39,861,048)
Net unrealized appreciation on investments	207,638
Net assets	$9,795,037

Investor Class:
Net assets	$5,473,589
Capital shares outstanding	86,812
Net asset value per share	$63.05

A-Class:
Net assets	$1,037,250
Capital shares outstanding	16,938
Net asset value per share	$61.24
Maximum offering price per share (Net asset value divided by 95.25%)	$64.29

C-Class:
Net assets	$881,058
Capital shares outstanding	16,806
Net asset value per share	$52.43

H-Class:
Net assets	$2,403,140
Capital shares outstanding	39,810
Net asset value per share	$60.37

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$114,693
Interest	65,291
Total investment income	179,984

Expenses:
Management fees	98,849
Distribution and service fees:
A-Class	5,541
C-Class	11,405
H-Class	2,663
Transfer agent and administrative fees	27,458
Portfolio accounting fees	10,983
Custodian fees	1,496
Trustees’ fees*	957
Line of credit fees	3
Miscellaneous	21,022
Total expenses	180,377
Net investment loss	(393)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,598
Investments in affiliated issuers	5,194
Distributions received from affiliated investment company shares	2,398
Swap agreements	(2,428,340)
Futures contracts	(117,906)
Net realized loss	(2,530,056)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,713)
Investments in affiliated issuers	(4,144)
Swap agreements	241,922
Futures contracts	7,107
Net change in unrealized appreciation (depreciation)	242,172
Net realized and unrealized loss	(2,287,884)
Net decrease in net assets resulting from operations	$(2,288,277)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(393)	$(180,441)
Net realized loss on investments	(2,530,056)	(6,273,609)
Net change in unrealized appreciation (depreciation) on investments	242,172	1,287,438
Net decrease in net assets resulting from operations	(2,288,277)	(5,166,612)

Capital share transactions:
Proceeds from sale of shares
Investor Class	93,876,628	68,630,748
A-Class	1,757,628	196,691,141
C-Class	2,225,904	4,397,242
H-Class	51,935,256	37,021,976
Cost of shares redeemed
Investor Class	(93,335,132)	(72,329,507)
A-Class	(2,856,960)	(246,743,211)
C-Class	(2,270,555)	(4,285,878)
H-Class	(49,868,266)	(36,110,405)
Net increase (decrease) from capital share transactions	1,464,503	(52,727,894)
Net decrease in net assets	(823,774)	(57,894,506)

Net assets:
Beginning of year	10,618,811	68,513,317
End of year	$9,795,037	$10,618,811
Accumulated net investment loss at end of year	$(7,114)	$(8,539)

Capital share activity:
Shares sold
Investor Class	1,343,162	780,223 *
A-Class	25,793	2,137,082 *
C-Class	40,912	59,951 *
H-Class	822,375	412,562 *
Shares redeemed
Investor Class	(1,337,274)	(822,276)*
A-Class	(43,572)	(2,686,864)*
C-Class	(43,217)	(58,648)*
H-Class	(788,739)	(409,102)*
Net increase (decrease) in shares	19,440	(587,072)*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:4 reverse split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$77.68	$96.42	$105.47	$132.37	$175.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	(.51)	(1.08)	(1.32)	(2.16)
Net gain (loss) on investments (realized and unrealized)	(14.74)	(18.23)	(7.97)	(25.58)	(41.10)
Total from investment operations	(14.63)	(18.74)	(9.05)	(26.90)	(43.26)
Net asset value, end of period	$63.05	$77.68	$96.42	$105.47	$132.37

Total Return[b]	(18.83%)	(19.42%)	(8.61%)	(20.31%)	(24.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,474	$6,286	$11,857	$6,821	$6,865
Ratios to average net assets:
Net investment income (loss)	0.16%	(0.57%)	(1.04%)	(1.14%)	(1.44%)
Total expenses[c]	1.46%	1.46%	1.44%	1.46%	1.46%
Portfolio turnover rate	—	486%	1,674%	149%	—

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$75.63	$94.01	$101.76	$127.98	$170.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(1.00)	(1.32)	(1.48)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(14.31)	(17.38)	(6.43)	(24.74)	(40.07)
Total from investment operations	(14.39)	(18.38)	(7.75)	(26.22)	(42.47)
Net asset value, end of period	$61.24	$75.63	$94.01	$101.76	$127.98

Total Return[b]	(19.03%)	(19.54%)	(7.63%)	(20.50%)	(24.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,037	$2,626	$54,948	$570	$372
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(1.08%)	(1.36%)	(1.35%)	(1.69%)
Total expenses[c]	1.72%	1.70%	1.69%	1.71%	1.71%
Portfolio turnover rate	—	486%	1,674%	149%	—

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]
Per Share Data
Net asset value, beginning of period	$65.23	$81.79	$90.32	$114.51	$153.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(1.14)	(1.80)	(2.12)	(3.20)
Net gain (loss) on investments (realized and unrealized)	(12.32)	(15.42)	(6.73)	(22.07)	(35.98)
Total from investment operations	(12.80)	(16.56)	(8.53)	(24.19)	(39.18)
Net asset value, end of period	$52.43	$65.23	$81.79	$90.32	$114.51

Total Return[b]	(19.62%)	(20.26%)	(9.43%)	(21.13%)	(25.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$881	$1,247	$1,457	$998	$561
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.51%)	(2.09%)	(2.12%)	(2.44%)
Total expenses[c]	2.46%	2.46%	2.44%	2.46%	2.46%
Portfolio turnover rate	—	486%	1,674%	149%	—

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Period Ended March 31, 2015[d,f]
Per Share Data
Net asset value, beginning of period	$74.56	$92.82	$101.76	$110.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.86)	(1.16)	(.80)
Net gain (loss) on investments (realized and unrealized)	(14.26)	(17.40)	(7.78)	(7.44)
Total from investment operations	(14.19)	(18.26)	(8.94)	(8.24)
Net asset value, end of period	$60.37	$74.56	$92.82	$101.76

Total Return[b]	(19.03%)	(19.65%)	(8.80%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,403	$460	$252	$335
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.95%)	(1.18%)	(1.35%)
Total expenses[c]	1.71%	1.70%	1.70%	1.68%
Portfolio turnover rate	—	486%	1,674%	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2014, have been restated to reflect a 1:5 reverse share split effective February 21, 2014.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2017, have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, the Mid-Cap 1.5x Strategy Fund H-Class returned 13.82%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 10.97%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Industrials and Technology contributed the most to performance of the underlying index during the period. The largest detractors were Energy and Consumer Staples.

ABIOMED, Inc., Take-Two Interactive Software, Inc., and Broadridge Financial Solutions, Inc. contributed the most to the performance of the underlying index for the period. Mallinckrodt Plc, TreeHouse Foods, Inc., and NCR Corp. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	38.7%
Guggenheim Strategy Fund I	31.1%
MSCI, Inc. — Class A	0.1%
Broadridge Financial Solutions, Inc.	0.1%
ABIOMED, Inc.	0.1%
Teleflex, Inc.	0.1%
IDEX Corp.	0.1%
Steel Dynamics, Inc.	0.1%
Copart, Inc.	0.1%
Domino’s Pizza, Inc.	0.1%
Top Ten Total	70.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	13.74%	15.32%	12.07%
A-Class Shares with sales charge‡	8.34%	14.20%	11.52%
C-Class Shares	12.89%	14.47%	11.24%
C-Class Shares with CDSC§	11.89%	14.47%	11.24%
H-Class Shares	13.82%	15.40%	12.12%
S&P MidCap 400 Index	10.97%	11.97%	10.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 29, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 7.0%

Financial - 1.7%
Reinsurance Group of America, Inc. — Class A	58	$8,932
SEI Investments Co.	117	8,765
Alleghany Corp.	14	8,602
East West Bancorp, Inc.	130	8,130
Jones Lang LaSalle, Inc.	41	7,160
Camden Property Trust REIT	83	6,987
American Financial Group, Inc.	62	6,958
Signature Bank*	48	6,814
Kilroy Realty Corp. REIT	89	6,315
WR Berkley Corp.	86	6,252
Eaton Vance Corp.	108	6,012
First American Financial Corp.	99	5,809
New York Community Bancorp, Inc.	440	5,734
PacWest Bancorp	113	5,597
First Horizon National Corp.	293	5,517
Cullen/Frost Bankers, Inc.	52	5,516
National Retail Properties, Inc. REIT	138	5,418
Janus Henderson Group plc	162	5,361
Synovus Financial Corp.	106	5,294
Bank of the Ozarks	109	5,261
Douglas Emmett, Inc. REIT	143	5,257
Liberty Property Trust REIT	132	5,244
Brown & Brown, Inc.	206	5,241
Commerce Bancshares, Inc.	84	5,032
RenaissanceRe Holdings Ltd.	36	4,986
Old Republic International Corp.	225	4,826
Omega Healthcare Investors, Inc. REIT[1]	178	4,813
Lamar Advertising Co. — Class A REIT	75	4,774
DCT Industrial Trust, Inc. REIT	84	4,733
American Campus Communities, Inc. REIT	122	4,712
Webster Financial Corp.	83	4,598
Prosperity Bancshares, Inc.	63	4,576
Sterling Bancorp	202	4,555
Hanover Insurance Group, Inc.	38	4,480
CyrusOne, Inc. REIT	86	4,404
SLM Corp.*	389	4,361
Interactive Brokers Group, Inc. — Class A	64	4,303
Wintrust Financial Corp.	50	4,303
Medical Properties Trust, Inc. REIT	327	4,251
Umpqua Holdings Corp.	198	4,239
Pinnacle Financial Partners, Inc.	66	4,237
Rayonier, Inc. REIT	116	4,081
Highwoods Properties, Inc. REIT	93	4,075
Texas Capital Bancshares, Inc.*	45	4,045
Hancock Holding Co.	76	3,929
FNB Corp.	290	3,900
Primerica, Inc.	40	3,864
Associated Banc-Corp.	153	3,802
Stifel Financial Corp.	64	3,791
Hospitality Properties Trust REIT	147	3,725
Life Storage, Inc. REIT	42	3,508
Chemical Financial Corp.	64	3,500
TCF Financial Corp.	153	3,490
Senior Housing Properties Trust REIT	213	3,336
United Bankshares, Inc.	94	3,313
Cousins Properties, Inc. REIT	377	3,272
CNO Financial Group, Inc.	150	3,251
Home BancShares, Inc.	142	3,239
Evercore, Inc. — Class A	37	3,226
EPR Properties REIT	58	3,213
Bank of Hawaii Corp.	38	3,158
First Industrial Realty Trust, Inc. REIT	108	3,157
Taubman Centers, Inc. REIT	55	3,130
CoreSite Realty Corp. REIT	31	3,108
Healthcare Realty Trust, Inc. REIT	112	3,103
Legg Mason, Inc.	76	3,089
MB Financial, Inc.	75	3,036
Weingarten Realty Investors REIT	107	3,005
LaSalle Hotel Properties REIT	102	2,959
Valley National Bancorp	237	2,953
Federated Investors, Inc. — Class B	85	2,839
JBG SMITH Properties REIT	84	2,832
Sabra Health Care REIT, Inc.	160	2,824
UMB Financial Corp.	39	2,823
PotlatchDeltic Corp. REIT	54	2,811
Fulton Financial Corp.	157	2,787
Cathay General Bancorp	68	2,719
Washington Federal, Inc.	77	2,664
Kemper Corp.	44	2,508
Uniti Group, Inc. REIT[1]	148	2,405
BancorpSouth Bank	75	2,385
Aspen Insurance Holdings Ltd.	53	2,377
Corporate Office Properties Trust REIT	91	2,351
GEO Group, Inc. REIT	111	2,272
Education Realty Trust, Inc. REIT	68	2,227
CoreCivic, Inc. REIT	106	2,069
Urban Edge Properties REIT	95	2,028
International Bancshares Corp.	49	1,906
Trustmark Corp.	61	1,901
Tanger Factory Outlet Centers, Inc. REIT[1]	85	1,870
Quality Care Properties, Inc. REIT*	84	1,632
Mercury General Corp.	33	1,514
Alexander & Baldwin, Inc. REIT	61	1,411
Mack-Cali Realty Corp. REIT	81	1,353
Genworth Financial, Inc. — Class A*	448	1,268
Washington Prime Group, Inc. REIT	167	1,114
Total Financial		384,507

Industrial - 1.3%
IDEX Corp.	69	9,833
Old Dominion Freight Line, Inc.	61	8,965
Keysight Technologies, Inc.*	170	8,906
Cognex Corp.	156	8,111
Trimble, Inc.*	223	8,001
Graco, Inc.	152	6,949
Lennox International, Inc.	34	6,949
Orbital ATK, Inc.	52	6,896
Zebra Technologies Corp. — Class A*	48	6,681
Nordson Corp.	46	6,272
Wabtec Corp.	77	6,268

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Arrow Electronics, Inc.*	79	$6,085
Teledyne Technologies, Inc.*	32	5,989
Hubbell, Inc.	49	5,967
Carlisle Companies, Inc.	55	5,743
Gentex Corp.	246	5,663
Curtiss-Wright Corp.	40	5,403
Knight-Swift Transportation Holdings, Inc.	115	5,291
Donaldson Company, Inc.	117	5,271
Oshkosh Corp.	67	5,177
AECOM*	143	5,095
AptarGroup, Inc.	56	5,031
Lincoln Electric Holdings, Inc.	55	4,947
National Instruments Corp.	96	4,855
Littelfuse, Inc.	22	4,580
Eagle Materials, Inc.	44	4,534
Jabil, Inc.	157	4,511
Avnet, Inc.	108	4,510
Trinity Industries, Inc.	135	4,405
Sonoco Products Co.	89	4,316
Crane Co.	45	4,173
Landstar System, Inc.	38	4,167
Coherent, Inc.*	22	4,123
EMCOR Group, Inc.	52	4,052
Genesee & Wyoming, Inc. — Class A*	56	3,964
ITT, Inc.	79	3,869
AGCO Corp.	59	3,826
Louisiana-Pacific Corp.	130	3,740
Kirby Corp.*	48	3,694
Bemis Company, Inc.	82	3,569
Cree, Inc.*	88	3,547
Woodward, Inc.	49	3,511
Ryder System, Inc.	48	3,494
Energizer Holdings, Inc.	54	3,217
KLX, Inc.*	45	3,198
Owens-Illinois, Inc.*	146	3,162
SYNNEX Corp.	26	3,078
Dycom Industries, Inc.*	28	3,014
Regal Beloit Corp.	40	2,934
Kennametal, Inc.	73	2,932
Valmont Industries, Inc.	20	2,926
Timken Co.	61	2,782
Tech Data Corp.*	31	2,639
EnerSys	38	2,636
Belden, Inc.	38	2,620
Terex Corp.	69	2,581
MSA Safety, Inc.	31	2,581
GATX Corp.	34	2,329
Clean Harbors, Inc.*	46	2,245
Vishay Intertechnology, Inc.	118	2,195
KBR, Inc.	126	2,040
Granite Construction, Inc.	36	2,011
Silgan Holdings, Inc.	66	1,838
Esterline Technologies Corp.*	23	1,682
Worthington Industries, Inc.	39	1,674
Werner Enterprises, Inc.	40	1,460
Greif, Inc. — Class A	23	1,202
Knowles Corp.*	80	1,007
Total Industrial		290,916

Consumer, Non-cyclical - 1.0%
ABIOMED, Inc.*	38	11,058
Teleflex, Inc.	40	10,199
Ingredion, Inc.	65	8,380
WellCare Health Plans, Inc.*	40	7,745
Lamb Weston Holdings, Inc.	131	7,627
MarketAxess Holdings, Inc.	34	7,393
STERIS plc	76	7,095
ManpowerGroup, Inc.	59	6,791
Service Corporation International	166	6,265
West Pharmaceutical Services, Inc.	66	5,827
WEX, Inc.*	36	5,638
Bio-Techne Corp.	34	5,135
Hill-Rom Holdings, Inc.	59	5,133
Encompass Health Corp.	88	5,031
Catalent, Inc.*	120	4,927
MEDNAX, Inc.*	84	4,673
Charles River Laboratories International, Inc.*	43	4,590
Bio-Rad Laboratories, Inc. — Class A*	18	4,502
Post Holdings, Inc.*	59	4,470
Rollins, Inc.	86	4,388
United Therapeutics Corp.*	39	4,382
Sabre Corp.	202	4,333
Masimo Corp.*	43	3,782
Flowers Foods, Inc.	166	3,629
Cantel Medical Corp.	32	3,565
ICU Medical, Inc.*	14	3,534
LivaNova plc*	39	3,452
Molina Healthcare, Inc.*	41	3,328
CoreLogic, Inc.*	73	3,302
Globus Medical, Inc. — Class A*	65	3,238
Brink’s Co.	45	3,211
Deluxe Corp.	43	3,182
Avis Budget Group, Inc.*,1	64	2,998
Hain Celestial Group, Inc.*	93	2,982
Healthcare Services Group, Inc.	66	2,870
Acadia Healthcare Company, Inc.*	73	2,860
Sprouts Farmers Market, Inc.*	111	2,605
Adtalem Global Education, Inc.*	54	2,568
Aaron’s, Inc.	55	2,563
Graham Holdings Co. — Class B	4	2,409
NuVasive, Inc.*	46	2,402
Edgewell Personal Care Co.*	48	2,343
LendingTree, Inc.*	7	2,297
Sanderson Farms, Inc.	18	2,142
Lancaster Colony Corp.	17	2,093
Helen of Troy Ltd.*	24	2,088
TreeHouse Foods, Inc.*	51	1,952
Halyard Health, Inc.*	42	1,935
United Natural Foods, Inc.*	45	1,932
Syneos Health, Inc.*	51	1,811
Tenet Healthcare Corp.*	73	1,770
Sotheby’s*	33	1,693

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

LifePoint Health, Inc.*	35	$1,645
Patterson Companies, Inc.	73	1,623
Prestige Brands Holdings, Inc.*	48	1,619
Akorn, Inc.*	84	1,572
Boston Beer Company, Inc. — Class A*	8	1,512
Mallinckrodt plc*,1	77	1,115
Endo International plc*	180	1,069
Tootsie Roll Industries, Inc.	18	516
Total Consumer, Non-cyclical		226,789

Consumer, Cyclical - 0.9%
Copart, Inc.*	181	9,218
Domino’s Pizza, Inc.	39	9,109
NVR, Inc.*	3	8,400
Polaris Industries, Inc.[1]	53	6,069
Toro Co.	96	5,995
JetBlue Airways Corp.*	289	5,872
Toll Brothers, Inc.	128	5,536
Pool Corp.	36	5,264
Watsco, Inc.	29	5,248
Live Nation Entertainment, Inc.*	121	5,099
Thor Industries, Inc.	44	5,067
Skechers U.S.A., Inc. — Class A*	122	4,745
Brunswick Corp.	79	4,692
Six Flags Entertainment Corp.	71	4,420
Dunkin’ Brands Group, Inc.	74	4,417
Carter’s, Inc.	42	4,372
Delphi Technologies plc	79	3,764
Casey’s General Stores, Inc.	34	3,732
MSC Industrial Direct Company, Inc. — Class A	40	3,668
Williams-Sonoma, Inc.	69	3,641
Cinemark Holdings, Inc.	95	3,579
Cracker Barrel Old Country Store, Inc.[1]	22	3,502
Texas Roadhouse, Inc. — Class A	59	3,409
Dana, Inc.	130	3,349
Nu Skin Enterprises, Inc. — Class A	44	3,243
Scotts Miracle-Gro Co. — Class A	36	3,087
American Eagle Outfitters, Inc.	151	3,010
ILG, Inc.	95	2,955
Wendy’s Co.	161	2,826
Bed Bath & Beyond, Inc.	128	2,687
Urban Outfitters, Inc.*	72	2,661
Dick’s Sporting Goods, Inc.	74	2,594
AutoNation, Inc.*	54	2,526
Deckers Outdoor Corp.*	28	2,521
Churchill Downs, Inc.	10	2,440
Boyd Gaming Corp.	74	2,358
TRI Pointe Group, Inc.*	136	2,235
Tupperware Brands Corp.	46	2,226
Jack in the Box, Inc.	26	2,219
KB Home	76	2,162
Signet Jewelers Ltd.[1]	54	2,080
Scientific Games Corp. — Class A*	48	1,997
Michaels Companies, Inc.*	99	1,951
Tempur Sealy International, Inc.*	41	1,857
Sally Beauty Holdings, Inc.*	112	1,842
Cheesecake Factory, Inc.[1]	38	1,832
Herman Miller, Inc.	54	1,725
Big Lots, Inc.	38	1,654
Brinker International, Inc.[1]	42	1,516
World Fuel Services Corp.	61	1,498
Dillard’s, Inc. — Class A1	18	1,446
HNI Corp.	39	1,408
Cooper Tire & Rubber Co.	46	1,348
Papa John’s International, Inc.	22	1,261
GameStop Corp. — Class A1	91	1,149
Office Depot, Inc.	462	993
International Speedway Corp. — Class A	22	970
Total Consumer, Cyclical		190,444

Technology - 0.8%
MSCI, Inc. — Class A	81	12,107
Broadridge Financial Solutions, Inc.	105	11,517
Leidos Holdings, Inc.	128	8,371
Jack Henry & Associates, Inc.	69	8,346
PTC, Inc.*	104	8,113
Teradyne, Inc.	175	7,999
CDK Global, Inc.	113	7,157
Fortinet, Inc.*	130	6,966
Microsemi Corp.*	105	6,795
Tyler Technologies, Inc.*	32	6,751
Ultimate Software Group, Inc.*	26	6,336
MKS Instruments, Inc.	49	5,667
Cypress Semiconductor Corp.	318	5,393
Fair Isaac Corp.*	27	4,573
DST Systems, Inc.	53	4,434
Blackbaud, Inc.	43	4,378
Teradata Corp.*	109	4,324
Monolithic Power Systems, Inc.	35	4,052
MAXIMUS, Inc.	58	3,871
Dun & Bradstreet Corp.	33	3,861
Integrated Device Technology, Inc.*	119	3,637
j2 Global, Inc.	44	3,473
Silicon Laboratories, Inc.*	38	3,416
NCR Corp.*	106	3,341
Medidata Solutions, Inc.*	53	3,329
Science Applications International Corp.	38	2,994
Manhattan Associates, Inc.*	61	2,555
ACI Worldwide, Inc.*	104	2,467
Cirrus Logic, Inc.*	57	2,316
CommVault Systems, Inc.*	37	2,116
NetScout Systems, Inc.*	78	2,055
Allscripts Healthcare Solutions, Inc.*	162	2,001
Convergys Corp.	82	1,855
Pitney Bowes, Inc.	168	1,829
Acxiom Corp.*	71	1,612
VeriFone Systems, Inc.*	99	1,523
Synaptics, Inc.*	31	1,418
3D Systems Corp.*,1	102	1,182
Diebold Nixdorf, Inc.[1]	68	1,047
Total Technology		175,177

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Utilities - 0.4%
Atmos Energy Corp.	100	$8,424
UGI Corp.	155	6,885
Westar Energy, Inc.	128	6,732
Great Plains Energy, Inc.	193	6,135
OGE Energy Corp.	179	5,866
Aqua America, Inc.	159	5,415
MDU Resources Group, Inc.	175	4,928
Vectren Corp.	74	4,730
IDACORP, Inc.	45	3,972
National Fuel Gas Co.	77	3,962
WGL Holdings, Inc.	46	3,848
Hawaiian Electric Industries, Inc.	98	3,369
ALLETE, Inc.	46	3,324
New Jersey Resources Corp.	79	3,168
ONE Gas, Inc.	47	3,103
Southwest Gas Holdings, Inc.	43	2,908
PNM Resources, Inc.	71	2,716
Black Hills Corp.	48	2,606
NorthWestern Corp.	44	2,367
Total Utilities		84,458

Basic Materials - 0.4%
Steel Dynamics, Inc.	212	9,375
Chemours Co.	166	8,086
RPM International, Inc.	120	5,720
Reliance Steel & Aluminum Co.	65	5,573
United States Steel Corp.	158	5,560
Royal Gold, Inc.	59	5,067
Olin Corp.	150	4,559
Valvoline, Inc.	179	3,961
Ashland Global Holdings, Inc.	56	3,908
Versum Materials, Inc.	98	3,688
NewMarket Corp.	8	3,213
PolyOne Corp.	73	3,104
Cabot Corp.	55	3,065
Sensient Technologies Corp.	39	2,753
Allegheny Technologies, Inc.*	113	2,676
Domtar Corp.	56	2,382
Commercial Metals Co.	105	2,148
Minerals Technologies, Inc.	32	2,142
Carpenter Technology Corp.	42	1,853
Compass Minerals International, Inc.[1]	30	1,809
Total Basic Materials		80,642

Energy - 0.3%
HollyFrontier Corp.	159	7,769
Energen Corp.*	87	5,469
WPX Energy, Inc.*	357	5,276
First Solar, Inc.*	73	5,182
Core Laboratories N.V.	40	4,329
Transocean Ltd.*	391	3,871
Murphy Oil Corp.	145	3,747
Patterson-UTI Energy, Inc.	199	3,485
PBF Energy, Inc. — Class A	99	3,356
CNX Resources Corp.*	181	2,793
Matador Resources Co.*	87	2,602
Chesapeake Energy Corp.*,1	815	2,461
Callon Petroleum Co.*	181	2,396
QEP Resources, Inc.*	216	2,115
Murphy USA, Inc.*	28	2,038
Southwestern Energy Co.*	458	1,983
Nabors Industries Ltd.	283	1,978
Ensco plc — Class A1	391	1,717
SM Energy Co.	92	1,659
Oceaneering International, Inc.	88	1,632
Dril-Quip, Inc.*	34	1,523
Gulfport Energy Corp.*	148	1,428
Rowan Companies plc — Class A*	102	1,177
Superior Energy Services, Inc.*	138	1,163
NOW, Inc.*	97	991
Diamond Offshore Drilling, Inc.*,1	58	850
Total Energy		72,990

Communications - 0.2%
FactSet Research Systems, Inc.	35	6,980
LogMeIn, Inc.	47	5,431
ARRIS International plc*	156	4,145
Ciena Corp.*	129	3,341
ViaSat, Inc.*,1	49	3,220
New York Times Co. — Class A	115	2,772
Cable One, Inc.	4	2,748
John Wiley & Sons, Inc. — Class A	40	2,548
Telephone & Data Systems, Inc.	83	2,326
InterDigital, Inc.	31	2,282
AMC Networks, Inc. — Class A*	44	2,275
TEGNA, Inc.	193	2,198
Meredith Corp.	36	1,937
Cars.com, Inc.*	64	1,813
Plantronics, Inc.	30	1,811
Total Communications		45,827

Total Common Stocks
(Cost $1,491,813)		1,551,750

MUTUAL FUNDS† - 69.8%
Guggenheim Strategy Fund II2	343,908	8,601,145
Guggenheim Strategy Fund I2	275,588	6,903,472
Total Mutual Funds
(Cost $15,479,971)		15,504,617

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,3 - 18.6%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[4]	$3,114,213	$3,114,213
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[4]	1,019,053	1,019,053
Total Repurchase Agreements
(Cost $4,133,266)		4,133,266

	Shares

SECURITIES LENDING COLLATERAL†,5 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[6]	30,559	30,559
Total Securities Lending Collateral
(Cost $30,559)		30,559

Total Investments - 95.5%
(Cost $21,135,609)		$21,220,192
Other Assets & Liabilities, net - 4.5%		993,381
Total Net Assets - 100.0%		$22,213,573

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	63	Jun 2018	$11,850,930	$(412,725)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	S&P MidCap 400 Index	2.24%	At Maturity	04/30/18	2,791	$5,243,619	$75,413
Barclays Bank plc	S&P MidCap 400 Index	2.09%	At Maturity	04/30/18	763	1,433,016	19,061
Goldman Sachs International	S&P MidCap 400 Index	2.09%	At Maturity	04/27/18	7,074	13,290,601	7,522
						$19,967,236	$101,996

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,551,750	$—	$—	$—	$—	$1,551,750
Equity Index Swap Agreements	—	—	—	101,996	—	101,996
Mutual Funds	15,504,617	—	—	—	—	15,504,617
Repurchase Agreements	—	—	4,133,266	—	—	4,133,266
Securities Lending Collateral	30,559	—	—	—	—	30,559
Total Assets	$17,086,926	$—	$4,133,266	$101,996	$—	$21,322,188

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$412,725	$—	$—	$—	$412,725

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$8,803,108	$12,000,000	$(13,900,000)	$16,643	$(16,279)	$6,903,472	275,588	$155,680	$2,202
Guggenheim Strategy Fund II	10,160,083	6,000,000	(7,550,000)	1,714	(10,652)	8,601,145	343,908	229,407	6,572
	$18,963,191	$18,000,000	$(21,450,000)	$18,357	$(26,931)	$15,504,617		$385,087	$8,774

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $29,443 of securities loaned (cost $1,522,372)	$1,582,309
Investments in affiliated issuers, at value (cost $15,479,971)	15,504,617
Repurchase agreements, at value (cost $4,133,266)	4,133,266
Cash	354
Segregated cash with broker	757,845
Unrealized appreciation on swap agreements	101,996
Receivables:
Variation margin	156,870
Dividends	34,477
Fund shares sold	12,699
Swap settlement	7,241
Interest	618
Securities lending income	29
Total assets	22,292,321

Liabilities:
Payable for:
Return of securities loaned	30,559
Management fees	17,474
Distribution and service fees	8,671
Transfer agent and administrative fees	4,854
Portfolio accounting fees	1,942
Fund shares redeemed	1,048
Trustees’ fees*	595
Miscellaneous	13,605
Total liabilities	78,748
Commitments and contingent liabilities (Note 11)	—
Net assets	$22,213,573

Net assets consist of:
Paid in capital	$21,315,659
Undistributed net investment income	208,175
Accumulated net realized gain on investments	915,885
Net unrealized depreciation on investments	(226,146)
Net assets	$22,213,573

A-Class:
Net assets	$2,382,456
Capital shares outstanding	26,361
Net asset value per share	$90.38
Maximum offering price per share (Net asset value divided by 95.25%)	$94.89

C-Class:
Net assets	$5,875,263
Capital shares outstanding	74,382
Net asset value per share	$78.99

H-Class:
Net assets	$13,955,854
Capital shares outstanding	153,666
Net asset value per share	$90.82

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $26)	$958,874
Dividends from securities of affiliated issuers	385,087
Interest	108,875
Income from securities lending, net	10,800
Total investment income	1,463,636

Expenses:
Management fees	652,953
Distribution and service fees:
A-Class	4,680
C-Class	63,355
H-Class	160,857
Transfer agent and administrative fees	181,376
Registration fees	95,659
Portfolio accounting fees	70,114
Custodian fees	12,665
Trustees’ fees*	9,740
Line of credit fees	423
Miscellaneous	3,639
Total expenses	1,255,461
Net investment income	208,175

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,913,129
Investments in affiliated issuers	18,357
Distributions received from affiliated investment company shares	8,774
Swap agreements	3,350,526
Futures contracts	4,319,690
Net realized gain	15,610,476
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(252,224)
Investments in affiliated issuers	(26,931)
Swap agreements	(407,420)
Futures contracts	(421,028)
Net change in unrealized appreciation (depreciation)	(1,107,603)
Net realized and unrealized gain	14,502,873
Net increase in net assets resulting from operations	$14,711,048

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$208,175	$(340,190)
Net realized gain on investments	15,610,476	11,668,465
Net change in unrealized appreciation (depreciation) on investments	(1,107,603)	(851,968)
Net increase in net assets resulting from operations	14,711,048	10,476,307

Distributions to shareholders from:
Net realized gains
A-Class	(15,856)	(5,668)
C-Class	(36,829)	(15,978)
H-Class	(1,268,478)	(693,678)
Total distributions to shareholders	(1,321,163)	(715,324)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,151,254	59,054,189
C-Class	759,646	2,596,544
H-Class	694,252,101	992,509,796
Distributions reinvested
A-Class	12,792	3,889
C-Class	36,567	15,931
H-Class	581,833	252,871
Cost of shares redeemed
A-Class	(7,941,273)	(58,826,949)
C-Class	(3,306,799)	(1,331,076)
H-Class	(713,448,078)	(994,594,368)
Net decrease from capital share transactions	(20,901,957)	(319,173)
Net increase (decrease) in net assets	(7,512,072)	9,441,810

Net assets:
Beginning of year	29,725,645	20,283,835
End of year	$22,213,573	$29,725,645
Undistributed net investment income at end of year	$208,175	$—

Capital share activity:
Shares sold
A-Class	91,040	822,566
C-Class	9,510	43,403
H-Class	7,776,386	13,926,583
Shares issued from reinvestment of distributions
A-Class	142	53
C-Class	464	245
H-Class	6,443	3,418
Shares redeemed
A-Class	(89,042)	(828,877)
C-Class	(45,221)	(21,601)
H-Class	(7,879,319)	(13,899,912)
Net increase (decrease) in shares	(129,597)	45,878

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$79.90	$61.64	$67.32	$58.48	$45.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.09)	(.47)	(.41)	(.35)
Net gain (loss) on investments (realized and unrealized)	10.83	18.50	(4.81)	9.45	13.76
Total from investment operations	10.98	18.41	(5.28)	9.04	13.41
Less distributions from:
Net realized gains	(.50)	(.15)	(.40)	(.20)	—
Total distributions	(.50)	(.15)	(.40)	(.20)	—
Net asset value, end of period	$90.38	$79.90	$61.64	$67.32	$58.48

Total Return[b]	13.74%	29.88%	(7.86%)	15.50%	29.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,382	$1,935	$1,879	$5,330	$2,632
Ratios to average net assets:
Net investment income (loss)	0.17%	(0.13%)	(0.75%)	(0.66%)	(0.68%)
Total expenses[c]	1.67%	1.68%	1.65%	1.64%	1.67%
Portfolio turnover rate	722%	1,216%	1,506%	598%	563%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$70.42	$54.73	$60.27	$52.77	$40.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.65)	(.78)	(.76)	(.64)
Net gain (loss) on investments (realized and unrealized)	9.58	16.49	(4.36)	8.46	12.44
Total from investment operations	9.07	15.84	(5.14)	7.70	11.80
Less distributions from:
Net realized gains	(.50)	(.15)	(.40)	(.20)	—
Total distributions	(.50)	(.15)	(.40)	(.20)	—
Net asset value, end of period	$78.99	$70.42	$54.73	$60.27	$52.77

Total Return[b]	12.89%	28.94%	(8.55%)	14.63%	28.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,875	$7,720	$4,794	$4,615	$4,549
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(1.05%)	(1.41%)	(1.39%)	(1.40%)
Total expenses[c]	2.43%	2.42%	2.40%	2.40%	2.42%
Portfolio turnover rate	722%	1,216%	1,506%	598%	563%

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$80.23	$61.85	$67.45	$58.56	$45.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	(.37)	(.57)	(.29)	(.34)
Net gain (loss) on investments (realized and unrealized)	10.74	18.90	(4.63)	9.38	13.77
Total from investment operations	11.09	18.53	(5.20)	9.09	13.43
Less distributions from:
Net realized gains	(.50)	(.15)	(.40)	(.20)	—
Total distributions	(.50)	(.15)	(.40)	(.20)	—
Net asset value, end of period	$90.82	$80.23	$61.85	$67.45	$58.56

Total Return[b]	13.82%	29.97%	(7.73%)	15.56%	29.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,956	$20,071	$13,611	$16,433	$19,413
Ratios to average net assets:
Net investment income (loss)	0.39%	(0.50%)	(0.93%)	(0.47%)	(0.66%)
Total expenses[c]	1.66%	1.68%	1.66%	1.66%	1.68%
Portfolio turnover rate	722%	1,216%	1,506%	598%	563%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year ended March 29, 2018, Inverse Mid-Cap Strategy Fund H-Class returned -10.48%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 10.97%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Industrials and Technology contributed the most to performance of the underlying index during the period. The largest detractors were Energy and Consumer Staples.

ABIOMED, Inc., Take-Two Interactive Software, Inc., and Broadridge Financial Solutions, Inc. contributed the most to the performance of the underlying index for the period. Mallinckrodt plc, TreeHouse Foods, Inc., and NCR Corp. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

80 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.4%
Guggenheim Strategy Fund I	14.5%
Total	43.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(10.47%)	(12.95%)	(14.83%)
A-Class Shares with sales charge‡	(14.72%)	(13.79%)	(15.25%)
C-Class Shares	(11.22%)	(13.63%)	(15.50%)
C-Class Shares with CDSC§	(12.11%)	(13.63%)	(15.50%)
H-Class Shares	(10.48%)	(12.94%)	(14.84%)
S&P MidCap 400 Index	10.97%	11.97%	10.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 43.9%
Guggenheim Strategy Fund II1	7,845	$196,194
Guggenheim Strategy Fund I1	3,842	96,248
Total Mutual Funds
(Cost $290,563)		292,442

	Face Amount

REPURCHASE AGREEMENTS††,2 - 28.8%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[3]	$144,582	$144,582
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[3]	47,311	47,311
Total Repurchase Agreements
(Cost $191,893)		191,893

Total Investments - 72.7%
(Cost $482,456)		$484,335
Other Assets & Liabilities, net - 27.3%		182,266
Total Net Assets - 100.0%		$666,601

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P MidCap 400 Index	(1.79%)	At Maturity	04/27/18	201	$377,778	$139
Barclays Bank plc	S&P MidCap 400 Index	(1.94%)	At Maturity	04/30/18	47	88,349	(1,175)
BNP Paribas	S&P MidCap 400 Index	(1.74%)	At Maturity	04/30/18	116	217,452	(3,128)
						$683,579	$(4,164)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$139	$—	$139
Mutual Funds	292,442	—	—	—	292,442
Repurchase Agreements	—	191,893	—	—	191,893
Total Assets	$292,442	$191,893	$139	$—	$484,474

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$4,303	$—	$4,303

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$136,272	$60,000	$(100,000)	$205	$(229)	$96,248	3,842	$3,047	$52
Guggenheim Strategy Fund II	136,140	60,000	—	—	54	196,194	7,845	3,435	73
	$272,412	$120,000	$(100,000)	$205	$(175)	$292,442		$6,482	$125

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in affiliated issuers, at value (cost $290,563)	$292,442
Repurchase agreements, at value (cost $191,893)	191,893
Segregated cash with broker	250,000
Unrealized appreciation on swap agreements	139
Receivables:
Fund shares sold	5,351
Dividends	784
Interest	29
Total assets	740,638

Liabilities:
Unrealized depreciation on swap agreements	4,303
Payable for:
Fund shares redeemed	62,822
Management fees	2,959
Swap settlement	1,251
Distribution and service fees	823
Transfer agent and administrative fees	822
Portfolio accounting fees	329
Trustees’ fees*	84
Miscellaneous	644
Total liabilities	74,037
Commitments and contingent liabilities (Note 11)	—
Net assets	$666,601

Net assets consist of:
Paid in capital	$6,886,135
Accumulated net investment loss	(1,151)
Accumulated net realized loss on investments	(6,216,098)
Net unrealized depreciation on investments	(2,285)
Net assets	$666,601

A-Class:
Net assets	$155,928
Capital shares outstanding	6,989
Net asset value per share	$22.31
Maximum offering price per share (Net asset value divided by 95.25%)	$23.42

C-Class:
Net assets	$1,900
Capital shares outstanding	95
Net asset value per share	$19.94

H-Class:
Net assets	$508,773
Capital shares outstanding	22,823
Net asset value per share	$22.29

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$6,482
Interest	7,892
Total investment income	14,374

Expenses:
Management fees	10,178
Distribution and service fees:
A-Class	283
C-Class	195
H-Class	2,496
Transfer agent and administrative fees	2,827
Portfolio accounting fees	1,131
Custodian fees	148
Trustees’ fees*	72
Miscellaneous	1,789
Total expenses	19,119
Net investment loss	(4,745)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	205
Distributions received from affiliated investment company shares	125
Swap agreements	(88,110)
Futures contracts	(38,237)
Net realized loss	(126,017)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(175)
Swap agreements	852
Net change in unrealized appreciation (depreciation)	677
Net realized and unrealized loss	(125,340)
Net decrease in net assets resulting from operations	$(130,085)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,745)	$(21,588)
Net realized loss on investments	(126,017)	(507,421)
Net change in unrealized appreciation (depreciation) on investments	677	57,862
Net decrease in net assets resulting from operations	(130,085)	(471,147)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,975,142	1,671,153
C-Class	36,523	106,446
H-Class	14,023,878	22,574,011
Cost of shares redeemed
A-Class	(2,025,332)	(1,524,458)
C-Class	(68,571)	(288,863)
H-Class	(14,013,755)	(24,262,478)
Net decrease from capital share transactions	(72,115)	(1,724,189)
Net decrease in net assets	(202,200)	(2,195,336)

Net assets:
Beginning of year	868,801	3,064,137
End of year	$666,601	$868,801
Accumulated net investment loss at end of year	$(1,151)	$(2,680)

Capital share activity:
Shares sold
A-Class	83,411	64,427
C-Class	1,695	4,126
H-Class	616,924	826,452
Shares redeemed
A-Class	(85,509)	(58,952)
C-Class	(3,224)	(12,294)
H-Class	(618,431)	(889,460)
Net decrease in shares	(5,134)	(65,701)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$24.92	$30.70	$30.76	$35.55	$44.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.28)	(.38)	(.48)	(.64)
Net gain (loss) on investments (realized and unrealized)	(2.50)	(5.50)	.32	(4.31)	(8.45)
Total from investment operations	(2.61)	(5.78)	(.06)	(4.79)	(9.09)
Net asset value, end of period	$22.31	$24.92	$30.70	$30.76	$35.55

Total Return[b]	(10.47%)	(18.89%)	(0.16%)	(13.47%)	(20.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156	$226	$111	$47	$93
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(1.02%)	(1.18%)	(1.40%)	(1.65%)
Total expenses[c]	1.68%	1.68%	1.65%	1.66%	1.67%
Portfolio turnover rate	37%	120%	199%	38%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$22.46	$27.89	$28.16	$32.78	$41.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.48)	(.59)	(.67)	(.90)
Net gain (loss) on investments (realized and unrealized)	(2.24)	(4.95)	.32	(3.95)	(7.81)
Total from investment operations	(2.52)	(5.43)	(.27)	(4.62)	(8.71)
Net asset value, end of period	$19.94	$22.46	$27.89	$28.16	$32.78

Total Return[b]	(11.22%)	(19.51%)	(0.96%)	(14.09%)	(20.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2	$36	$273	$89	$131
Ratios to average net assets:
Net investment income (loss)	(1.30%)	(1.85%)	(2.00%)	(2.13%)	(2.40%)
Total expenses[c]	2.44%	2.42%	2.41%	2.41%	2.42%
Portfolio turnover rate	37%	120%	199%	38%	—

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$24.90	$30.69	$30.70	$35.49	$44.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.31)	(.42)	(.47)	(.66)
Net gain (loss) on investments (realized and unrealized)	(2.52)	(5.48)	.41	(4.32)	(8.44)
Total from investment operations	(2.61)	(5.79)	(.01)	(4.79)	(9.10)
Net asset value, end of period	$22.29	$24.90	$30.69	$30.70	$35.49

Total Return[b]	(10.48%)	(18.87%)	(0.07%)	(13.47%)	(20.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$509	$606	$2,680	$3,015	$3,825
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(1.10%)	(1.32%)	(1.38%)	(1.65%)
Total expenses[c]	1.68%	1.67%	1.65%	1.65%	1.67%
Portfolio turnover rate	37%	120%	199%	38%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned 14.97%, while the Russell 2000 Index returned 11.79% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Health Care and Consumer Discretionary. Energy was the only detractor. The Consumer Staples sector contributed the least.

Nektar Therapeutics, GrubHub, Inc., and Kite Pharma, Inc. were the holdings contributing the most to the performance of the underlying index for the year. U.S. Silica Holdings, Inc., Oasis Petroleum, Inc., and MACOM Technology Solutions Holdings, Inc. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.4%
Guggenheim Strategy Fund I	21.0%
Nektar Therapeutics	0.2%
GrubHub, Inc.	0.1%
Bluebird Bio, Inc.	0.1%
MKS Instruments, Inc.	0.1%
Curtiss-Wright Corp.	0.1%
Aspen Technology, Inc.	0.1%
Knight-Swift Transportation Holdings, Inc.	0.1%
EPAM Systems, Inc.	0.1%
Top Ten Total	54.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	15.18%	14.42%	10.42%
A-Class Shares with sales charge‡	9.71%	13.32%	9.88%
C-Class Shares	14.30%	13.57%	9.57%
C-Class Shares with CDSC§	13.30%	13.57%	9.57%
H-Class Shares	14.97%	14.38%	10.38%
Russell 2000 Index	11.79%	14.45%	11.81%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 25.8%

Financial - 6.2%
MGIC Investment Corp.*	443	$5,759
Sterling Bancorp	251	5,660
Umpqua Holdings Corp.	260	5,567
Wintrust Financial Corp.	64	5,507
Texas Capital Bancshares, Inc.*	60	5,394
Primerica, Inc.	53	5,120
Hancock Holding Co.	98	5,067
Radian Group, Inc.	259	4,931
Stifel Financial Corp.	80	4,738
Chemical Financial Corp.	84	4,593
IBERIABANK Corp.	58	4,524
CNO Financial Group, Inc.	202	4,377
Cousins Properties, Inc. REIT	500	4,340
Home BancShares, Inc.	184	4,197
Selective Insurance Group, Inc.	69	4,188
First Industrial Realty Trust, Inc. REIT	143	4,180
Gramercy Property Trust REIT	192	4,172
Investors Bancorp, Inc.	305	4,160
Essent Group Ltd.*	97	4,128
United Bankshares, Inc.	117	4,124
Ryman Hospitality Properties, Inc. REIT	53	4,105
Sunstone Hotel Investors, Inc. REIT	269	4,094
Healthcare Realty Trust, Inc. REIT	147	4,073
Evercore, Inc. — Class A	46	4,011
RLJ Lodging Trust REIT	203	3,946
LaSalle Hotel Properties REIT	136	3,945
MB Financial, Inc.	97	3,927
UMB Financial Corp.	53	3,837
Valley National Bancorp	303	3,775
Ellie Mae, Inc.*	41	3,770
Sabra Health Care REIT, Inc.	212	3,742
PotlatchDeltic Corp. REIT	71	3,696
Washington Federal, Inc.	104	3,598
South State Corp.	42	3,583
Columbia Banking System, Inc.	85	3,566
Fulton Financial Corp.	200	3,550
Cathay General Bancorp	88	3,518
Glacier Bancorp, Inc.	89	3,416
First Financial Bankshares, Inc.	73	3,380
Physicians Realty Trust REIT	216	3,363
EastGroup Properties, Inc. REIT	40	3,306
First Citizens BancShares, Inc. — Class A	8	3,306
National Health Investors, Inc. REIT	47	3,163
Community Bank System, Inc.	59	3,160
BancorpSouth Bank	99	3,148
American Equity Investment Life Holding Co.	104	3,053
GEO Group, Inc. REIT	147	3,009
Education Realty Trust, Inc. REIT	91	2,980
Blackhawk Network Holdings, Inc.*	66	2,950
First Midwest Bancorp, Inc.	119	2,926
BofI Holding, Inc.*	72	2,918
Bank of NT Butterfield & Son Ltd.	64	2,872
Great Western Bancorp, Inc.	71	2,859
RLI Corp.	45	2,853
Pebblebrook Hotel Trust REIT	83	2,851
Hope Bancorp, Inc.	153	2,783
Enstar Group Ltd.*	13	2,733
Simmons First National Corp. — Class A	96	2,731
STAG Industrial, Inc. REIT	114	2,727
United Community Banks, Inc.	86	2,722
CVB Financial Corp.	120	2,717
PS Business Parks, Inc. REIT	24	2,713
Kemper Corp.	47	2,679
Old National Bancorp	157	2,653
Rexford Industrial Realty, Inc. REIT	92	2,649
Urban Edge Properties REIT	123	2,626
Washington Real Estate Investment Trust REIT	95	2,594
Xenia Hotels & Resorts, Inc. REIT	129	2,544
DiamondRock Hospitality Co. REIT	240	2,506
Kennedy-Wilson Holdings, Inc.	144	2,505
International Bancshares Corp.	63	2,451
Financial Engines, Inc.	70	2,450
LegacyTexas Financial Group, Inc.	57	2,441
Acadia Realty Trust REIT	99	2,435
Trustmark Corp.	78	2,430
Ameris Bancorp	44	2,328
Apollo Commercial Real Estate Finance, Inc. REIT	129	2,319
Renasant Corp.	54	2,298
Retail Opportunity Investments Corp. REIT	130	2,297
Argo Group International Holdings Ltd.	40	2,296
Independent Bank Corp.	32	2,290
ServisFirst Bancshares, Inc.	55	2,245
Invesco Mortgage Capital, Inc. REIT	135	2,211
Terreno Realty Corp. REIT	64	2,209
FCB Financial Holdings, Inc. — Class A*	43	2,197
Quality Care Properties, Inc. REIT*	113	2,196
HFF, Inc. — Class A	44	2,187
TowneBank	76	2,174
First Financial Bancorp	74	2,172
WageWorks, Inc.*	48	2,170
Union Bankshares Corp.	58	2,129
WesBanco, Inc.	50	2,115
QTS Realty Trust, Inc. — Class A REIT	58	2,101
Eagle Bancorp, Inc.*	35	2,095
Horace Mann Educators Corp.	49	2,095
Hilltop Holdings, Inc.	88	2,064
PRA Group, Inc.*	54	2,052
Lexington Realty Trust REIT	259	2,038
First Merchants Corp.	48	2,002
Banner Corp.	36	1,998
Chesapeake Lodging Trust REIT	71	1,975
Walker & Dunlop, Inc.	33	1,961
Waddell & Reed Financial, Inc. — Class A	97	1,960
CenterState Bank Corp.	72	1,910
Capitol Federal Financial, Inc.	154	1,902
Provident Financial Services, Inc.	74	1,894
Pacific Premier Bancorp, Inc.*	47	1,889

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Moelis & Co. — Class A	37	$1,881
Alexander & Baldwin, Inc. REIT	81	1,874
Northwest Bancshares, Inc.	113	1,871
Berkshire Hills Bancorp, Inc.	48	1,822
Mack-Cali Realty Corp. REIT	109	1,821
NBT Bancorp, Inc.	51	1,809
Westamerica Bancorporation	31	1,800
Artisan Partners Asset Management, Inc. — Class A	54	1,798
LTC Properties, Inc. REIT	47	1,786
WSFS Financial Corp.	36	1,724
Four Corners Property Trust, Inc. REIT	74	1,709
Genworth Financial, Inc. — Class A*	602	1,704
Summit Hotel Properties, Inc. REIT	124	1,688
Park National Corp.	16	1,660
First Commonwealth Financial Corp.	116	1,639
S&T Bancorp, Inc.	41	1,638
Agree Realty Corp. REIT	34	1,633
American Assets Trust, Inc. REIT	48	1,604
Government Properties Income Trust REIT	113	1,544
Infinity Property & Casualty Corp.	13	1,539
Heartland Financial USA, Inc.	29	1,538
Employers Holdings, Inc.	38	1,537
Third Point Reinsurance Ltd.*	110	1,535
Sandy Spring Bancorp, Inc.	39	1,512
Kite Realty Group Trust REIT	99	1,508
Boston Private Financial Holdings, Inc.	100	1,505
Washington Prime Group, Inc. REIT	224	1,494
Independent Bank Group, Inc.	21	1,485
Select Income REIT	76	1,480
Brookline Bancorp, Inc.	90	1,458
First Busey Corp.	49	1,456
Navigators Group, Inc.	25	1,441
National General Holdings Corp.	59	1,434
Ladder Capital Corp. — Class A REIT	95	1,433
Houlihan Lokey, Inc.	32	1,427
Redwood Trust, Inc. REIT	92	1,423
BrightSphere Investment Group plc	90	1,418
Piper Jaffray Cos.	17	1,412
PennyMac Mortgage Investment Trust REIT	78	1,406
Cannae Holdings, Inc.*	74	1,396
OceanFirst Financial Corp.	52	1,391
First BanCorp*	230	1,385
Safety Insurance Group, Inc.	18	1,383
Global Net Lease, Inc. REIT	81	1,367
LendingClub Corp.*	390	1,365
Tompkins Financial Corp.	18	1,364
State Bank Financial Corp.	45	1,350
Seacoast Banking Corporation of Florida*	51	1,350
Lakeland Financial Corp.	29	1,341
National Storage Affiliates Trust REIT	53	1,329
Beneficial Bancorp, Inc.	83	1,291
Monmouth Real Estate Investment Corp. REIT	85	1,278
AMERISAFE, Inc.	23	1,271
RE/MAX Holdings, Inc. — Class A	21	1,270
Enterprise Financial Services Corp.	27	1,266
Encore Capital Group, Inc.*	28	1,266
WisdomTree Investments, Inc.	138	1,266
AmTrust Financial Services, Inc.	102	1,256
United Fire Group, Inc.	26	1,244
CYS Investments, Inc. REIT	185	1,243
Kearny Financial Corp.	95	1,235
City Holding Co.	18	1,234
MainSource Financial Group, Inc.	30	1,219
First Bancorp	34	1,212
CareTrust REIT, Inc.	90	1,206
Nelnet, Inc. — Class A	23	1,205
Meta Financial Group, Inc.	11	1,201
Universal Insurance Holdings, Inc.	37	1,180
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	60	1,170
Hanmi Financial Corp.	38	1,168
ARMOUR Residential REIT, Inc.	50	1,164
Ramco-Gershenson Properties Trust REIT	94	1,162
Meridian Bancorp, Inc.	57	1,149
First Interstate BancSystem, Inc. — Class A	29	1,147
Southside Bancshares, Inc.	33	1,146
Alexander’s, Inc. REIT	3	1,144
Aircastle Ltd.	57	1,132
NMI Holdings, Inc. — Class A*	68	1,125
PJT Partners, Inc. — Class A	22	1,102
Seritage Growth Properties REIT[1]	31	1,102
James River Group Holdings Ltd.	31	1,100
Stewart Information Services Corp.	25	1,098
Lakeland Bancorp, Inc.	54	1,072
Heritage Financial Corp.	35	1,071
BancFirst Corp.	20	1,062
Tier REIT, Inc.	57	1,053
Franklin Street Properties Corp. REIT	125	1,051
Easterly Government Properties, Inc. REIT	51	1,040
ConnectOne Bancorp, Inc.	36	1,037
Preferred Bank/Los Angeles CA	16	1,027
Central Pacific Financial Corp.	36	1,025
Cohen & Steers, Inc.	25	1,017
Chatham Lodging Trust REIT	53	1,015
St. Joe Co.*	53	999
Customers Bancorp, Inc.*	34	991
InfraREIT, Inc.	51	991
MBIA, Inc.*,1	107	991
Virtus Investment Partners, Inc.	8	990
Virtu Financial, Inc. — Class A	30	990
United Financial Bancorp, Inc.	61	988
Capstead Mortgage Corp. REIT	114	986
MTGE Investment Corp. REIT	55	984
Washington Trust Bancorp, Inc.	18	968
Bryn Mawr Bank Corp.	22	967
National Bank Holdings Corp. — Class A	29	964
1st Source Corp.	19	962
Federal Agricultural Mortgage Corp. — Class C	11	957
Banc of California, Inc.[1]	49	946

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

TrustCo Bank Corp. NY	111	$938
Getty Realty Corp. REIT	37	933
Flagstar Bancorp, Inc.*	26	920
Independence Realty Trust, Inc. REIT	100	918
National Western Life Group, Inc. — Class A	3	915
Stock Yards Bancorp, Inc.	26	913
Carolina Financial Corp.	23	903
Universal Health Realty Income Trust REIT	15	902
TriCo Bancshares	24	893
Flushing Financial Corp.	33	890
HomeStreet, Inc.*	31	888
CoBiz Financial, Inc.	45	882
Enova International, Inc.*	40	882
Kinsale Capital Group, Inc.	17	873
Triumph Bancorp, Inc.*	21	865
Univest Corporation of Pennsylvania	31	859
R1 RCM, Inc.*	120	857
Ambac Financial Group, Inc.*	54	847
NorthStar Realty Europe Corp. REIT	65	846
CBL & Associates Properties, Inc. REIT[1]	202	842
Horizon Bancorp	28	840
German American Bancorp, Inc.	25	834
Cass Information Systems, Inc.	14	833
FBL Financial Group, Inc. — Class A	12	832
Diamond Hill Investment Group, Inc.	4	826
Hersha Hospitality Trust REIT	46	823
Guaranty Bancorp	29	822
Community Trust Bancorp, Inc.	18	814
Northfield Bancorp, Inc.	52	812
Trupanion, Inc.*	27	807
iStar, Inc. REIT*	79	803
New Senior Investment Group, Inc. REIT	98	802
Camden National Corp.	18	801
New York Mortgage Trust, Inc. REIT[1]	134	795
Pennsylvania Real Estate Investment Trust	82	791
Live Oak Bancshares, Inc.	28	778
Bridge Bancorp, Inc.	23	772
Investment Technology Group, Inc.	39	770
First of Long Island Corp.	28	769
INTL FCStone, Inc.*	18	768
Investors Real Estate Trust REIT	144	747
Armada Hoffler Properties, Inc. REIT	54	739
World Acceptance Corp.*,1	7	737
Oritani Financial Corp.	47	721
Saul Centers, Inc. REIT	14	714
Peoples Bancorp, Inc.	20	709
Heritage Commerce Corp.	43	709
Peapack Gladstone Financial Corp.	21	701
Dime Community Bancshares, Inc.	38	699
First Defiance Financial Corp.	12	688
Marcus & Millichap, Inc.*	19	685
Granite Point Mortgage Trust, Inc. REIT	41	678
Urstadt Biddle Properties, Inc. — Class A REIT	35	676
QCR Holdings, Inc.	15	673
Opus Bank	24	672
First Foundation, Inc.*	36	667
FB Financial Corp.*	16	649
Great Southern Bancorp, Inc.	13	649
Bancorp, Inc.*	59	637
CatchMark Timber Trust, Inc. — Class A REIT	51	636
Hamilton Lane, Inc. — Class A	17	633
Mercantile Bank Corp.	19	632
Nationstar Mortgage Holdings, Inc.*	35	629
TriState Capital Holdings, Inc.*	27	628
Preferred Apartment Communities, Inc. — Class A REIT	44	624
Associated Banc-Corp.	25	621
National Commerce Corp.*	14	610
Nicolet Bankshares, Inc.*	11	606
Blue Hills Bancorp, Inc.	29	605
Fidelity Southern Corp.	26	600
Midland States Bancorp, Inc.	19	600
First Community Bancshares, Inc.	20	597
Ashford Hospitality Trust, Inc. REIT	92	594
Front Yard Residential Corp. REIT	59	593
AG Mortgage Investment Trust, Inc. REIT	34	591
United Community Financial Corp.	59	582
Green Bancorp, Inc.*	26	578
Greenlight Capital Re Ltd. — Class A*	36	578
Cadence BanCorp	21	572
Westwood Holdings Group, Inc.	10	565
RMR Group, Inc. — Class A	8	560
Anworth Mortgage Asset Corp. REIT	116	557
Greenhill & Company, Inc.	30	555
Gladstone Commercial Corp. REIT	32	555
Forestar Group, Inc.*,1	26	550
Independent Bank Corp.	24	550
Allegiance Bancshares, Inc.*	14	548
Maiden Holdings Ltd.	84	546
OFG Bancorp	52	543
State Auto Financial Corp.	19	543
First Financial Corp.	13	541
Community Healthcare Trust, Inc. REIT	21	541
Waterstone Financial, Inc.	31	536
Veritex Holdings, Inc.*	19	526
CorEnergy Infrastructure Trust, Inc. REIT	14	526
CNB Financial Corp.	18	524
Ocwen Financial Corp.*	127	523
NexPoint Residential Trust, Inc. REIT	21	522
HomeTrust Bancshares, Inc.*	20	521
People’s Utah Bancorp	16	517
Access National Corp.	18	514
Equity Bancshares, Inc. — Class A*	13	509
Republic First Bancorp, Inc.*	58	505
Financial Institutions, Inc.	17	503
Bar Harbor Bankshares	18	499
UMH Properties, Inc. REIT	37	496
B. Riley Financial, Inc.	25	487
Old Second Bancorp, Inc.	35	487

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

West Bancorporation, Inc.	19	$486
Bank of Marin Bancorp	7	483
United Insurance Holdings Corp.	25	479
Arrow Financial Corp.	14	475
Western Asset Mortgage Capital Corp. REIT	49	475
Whitestone REIT — Class B	45	468
PCSB Financial Corp.*	22	462
Republic Bancorp, Inc. — Class A	12	460
Franklin Financial Network, Inc.*	14	456
FRP Holdings, Inc.*	8	448
Farmers & Merchants Bancorp, Inc.	11	444
First Mid-Illinois Bancshares, Inc.	12	437
Atlantic Capital Bancshares, Inc.*	24	434
MidWestOne Financial Group, Inc.	13	433
PennyMac Financial Services, Inc. — Class A*	19	430
Farmers National Banc Corp.	31	429
Sierra Bancorp	16	426
Cedar Realty Trust, Inc. REIT	105	414
Associated Capital Group, Inc. — Class A	11	412
Southern National Bancorp of Virginia, Inc.	26	412
Citizens, Inc.*,1	56	410
First Connecticut Bancorp, Inc.	16	410
Cowen, Inc. — Class A*	31	409
Health Insurance Innovations, Inc. — Class A*	14	405
City Office REIT, Inc.	35	405
Ladenburg Thalmann Financial Services, Inc.	123	402
Dynex Capital, Inc. REIT	60	398
PHH Corp.*	38	398
Ares Commercial Real Estate Corp. REIT	32	395
Heritage Insurance Holdings, Inc.[1]	26	394
Enterprise Bancorp, Inc.	11	388
First Bancshares, Inc.	12	387
Orchid Island Capital, Inc. REIT	52	383
Regional Management Corp.*	12	382
American National Bankshares, Inc.	10	376
One Liberty Properties, Inc. REIT	17	376
Clifton Bancorp, Inc.	24	376
Peoples Financial Services Corp.	8	365
Arlington Asset Investment Corp. — Class A	33	364
Farmers Capital Bank Corp.	9	360
MedEquities Realty Trust, Inc. REIT	34	357
Southern First Bancshares, Inc.*	8	356
Western New England Bancorp, Inc.	33	351
GAIN Capital Holdings, Inc.	52	351
Altisource Portfolio Solutions S.A.*	13	345
Global Indemnity Ltd	10	345
HCI Group, Inc.	9	343
Resource Capital Corp. REIT	36	342
First Bancorp, Inc.	12	336
First Internet Bancorp	9	333
Old Line Bancshares, Inc.	10	330
On Deck Capital, Inc.*	59	330
WMIH Corp.*	232	329
Summit Financial Group, Inc.	13	325
Citizens & Northern Corp.	14	323
Capital City Bank Group, Inc.	13	322
Macatawa Bank Corp.	31	318
Sutherland Asset Management Corp. REIT	21	318
Century Bancorp, Inc. — Class A	4	318
Farmland Partners, Inc. REIT	38	317
National Bankshares, Inc.	7	315
Consolidated-Tomoka Land Co.	5	314
Marlin Business Services Corp.	11	312
Ashford Hospitality Prime, Inc. REIT	32	311
Oppenheimer Holdings, Inc. — Class A	12	309
BSB Bancorp, Inc.*	10	306
Charter Financial Corp.	15	306
Home Bancorp, Inc.	7	302
Redfin Corp.*,1	13	297
Safeguard Scientifics, Inc.*	24	294
Southern Missouri Bancorp, Inc.	8	293
BankFinancial Corp.	17	289
Shore Bancshares, Inc.	15	283
HarborOne Bancorp, Inc.*	16	283
Codorus Valley Bancorp, Inc.	10	281
Northrim BanCorp, Inc.	8	276
Ames National Corp.	10	275
eHealth, Inc.*	19	272
Jernigan Capital, Inc. REIT	15	271
Evans Bancorp, Inc.	6	271
EMC Insurance Group, Inc.	10	271
Territorial Bancorp, Inc.	9	267
First Horizon National Corp.	14	264
KKR Real Estate Finance Trust, Inc.	13	261
TPG RE Finance Trust, Inc. REIT	13	259
Investar Holding Corp.	10	258
Great Ajax Corp. REIT	19	257
Bear State Financial, Inc.	25	256
Penns Woods Bancorp, Inc.	6	254
MutualFirst Financial, Inc.	7	254
First Business Financial Services, Inc.	10	252
Civista Bancshares, Inc.	11	251
Independence Holding Co.	7	250
Cherry Hill Mortgage Investment Corp. REIT	14	246
Riverview Bancorp, Inc.	26	243
Baldwin & Lyons, Inc. — Class B	11	242
Bluerock Residential Growth REIT, Inc.	28	238
BCB Bancorp, Inc.	15	235
Central Valley Community Bancorp	12	235
ACNB Corp.	8	234
Community Bankers Trust Corp.*	26	234
Entegra Financial Corp.*	8	232
Bankwell Financial Group, Inc.	7	226
MBT Financial Corp.	21	226

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Pzena Investment Management, Inc. — Class A	20	$223
Bank of Commerce Holdings	19	221
Federated National Holding Co.	14	221
FNB Bancorp	6	221
Howard Bancorp, Inc.*	11	218
Orrstown Financial Services, Inc.	9	217
MidSouth Bancorp, Inc.	17	215
Timberland Bancorp, Inc.	7	213
SmartFinancial, Inc.*	9	212
Stratus Properties, Inc.*	7	211
Norwood Financial Corp.	7	211
C&F Financial Corp.	4	210
Ohio Valley Banc Corp.	5	209
LCNB Corp.	11	209
Malvern Bancorp, Inc.*	8	208
Hingham Institution for Savings	1	206
Union Bankshares, Inc.	4	203
First Northwest Bancorp*	12	203
NI Holdings, Inc.*	12	200
Investors Title Co.	1	200
Unity Bancorp, Inc.	9	198
Safety Income & Growth, Inc. REIT	12	192
Tiptree, Inc. — Class A	30	191
Capstar Financial Holdings, Inc.*	10	188
SI Financial Group, Inc.	13	187
Community Financial Corp.	5	186
Premier Financial Bancorp, Inc.	10	186
Chemung Financial Corp.	4	186
Kingstone Companies, Inc.	11	185
Peoples Bancorp of North Carolina, Inc.	6	184
Byline Bancorp, Inc.*	8	183
Reliant Bancorp, Inc.	8	182
Pacific Mercantile Bancorp*	19	181
Prudential Bancorp, Inc.	10	181
County Bancorp, Inc.	6	175
Owens Realty Mortgage, Inc. REIT	12	175
Donegal Group, Inc. — Class A	11	174
United Security Bancshares	16	172
First Financial Northwest, Inc.	10	167
Northeast Bancorp	8	164
Two River Bancorp	9	162
ESSA Bancorp, Inc.	11	161
Clipper Realty, Inc. REIT	19	161
Global Medical REIT, Inc.	22	153
Elevate Credit, Inc.*	21	149
Middlefield Banc Corp.	3	147
Greene County Bancorp, Inc.	4	147
Parke Bancorp, Inc.	7	146
Provident Financial Holdings, Inc.	8	145
Trinity Place Holdings, Inc.*	22	143
Hallmark Financial Services, Inc.*	16	143
DNB Financial Corp.	4	143
Silvercrest Asset Management Group, Inc. — Class A	9	137
Provident Bancorp, Inc.*	5	133
First Guaranty Bancshares, Inc.	5	130
Atlas Financial Holdings, Inc.*	12	124
GAMCO Investors, Inc. — Class A	5	124
Ellington Residential Mortgage REIT	11	121
Crawford & Co. — Class B	14	115
Old Point Financial Corp.	4	106
RBB Bancorp	4	105
PacWest Bancorp	2	99
Impac Mortgage Holdings, Inc.*	12	95
Maui Land & Pineapple Company, Inc.*	8	93
Blue Capital Reinsurance Holdings Ltd.	7	85
Transcontinental Realty Investors, Inc.*	2	81
Guaranty Bancshares, Inc.	2	67
Rafael Holdings, Inc. — Class B*	11	51
Ominto, Inc.*	16	46
Griffin Industrial Realty, Inc.	1	38
Medley Management, Inc. — Class A	6	34
Oconee Federal Financial Corp.	1	29
RAIT Financial Trust REIT	110	18
Fifth Street Asset Management, Inc.	2	3
Total Financial		597,904

Consumer, Non-cyclical - 5.8%
Nektar Therapeutics*	177	18,808
Bluebird Bio, Inc.*	59	10,074
Encompass Health Corp.	118	6,746
Sage Therapeutics, Inc.*	41	6,604
Catalent, Inc.*	160	6,570
Insulet Corp.*	70	6,068
Grand Canyon Education, Inc.*	56	5,876
Exact Sciences Corp.*	141	5,687
Sarepta Therapeutics, Inc.*	73	5,409
Chemed Corp.	19	5,184
LivaNova plc*	58	5,133
On Assignment, Inc.*	60	4,913
Cantel Medical Corp.	44	4,902
PRA Health Sciences, Inc.*	59	4,895
Masimo Corp.*	54	4,749
Haemonetics Corp.*	64	4,682
Blueprint Medicines Corp.*	51	4,677
Cimpress N.V.*	30	4,641
ICU Medical, Inc.*	18	4,543
Molina Healthcare, Inc.*	53	4,303
Deluxe Corp.	58	4,293
Globus Medical, Inc. — Class A*	85	4,235
Integra LifeSciences Holdings Corp.*	76	4,206
Ligand Pharmaceuticals, Inc. — Class B*	25	4,129
Avexis, Inc.*	33	4,078
Avis Budget Group, Inc.*,1	87	4,075
Penumbra, Inc.*	35	4,048
Neogen Corp.*	59	3,952
Brink’s Co.	55	3,924
Array BioPharma, Inc.*	237	3,868
FibroGen, Inc.*	83	3,835
Healthcare Services Group, Inc.	85	3,696
HealthEquity, Inc.*	60	3,632
Aaron’s, Inc.	76	3,542

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Green Dot Corp. — Class A*	55	$3,529
Adtalem Global Education, Inc.*	72	3,424
Darling Ingredients, Inc.*	197	3,408
AMN Healthcare Services, Inc.*	57	3,235
Performance Food Group Co.*	108	3,224
Korn/Ferry International	62	3,199
NuVasive, Inc.*	61	3,185
Magellan Health, Inc.*	29	3,106
Loxo Oncology, Inc.*	26	3,000
Amicus Therapeutics, Inc.*	199	2,993
Insperity, Inc.	43	2,991
Helen of Troy Ltd.*	33	2,871
Nevro Corp.*	33	2,860
Sanderson Farms, Inc.	24	2,856
Lancaster Colony Corp.	23	2,832
Halozyme Therapeutics, Inc.*	143	2,801
Clovis Oncology, Inc.*	53	2,798
Horizon Pharma plc*	196	2,783
Medicines Co.*	83	2,734
Supernus Pharmaceuticals, Inc.*	58	2,656
Merit Medical Systems, Inc.*	58	2,630
United Natural Foods, Inc.*	61	2,619
Halyard Health, Inc.*	56	2,580
Teladoc, Inc.*	64	2,579
Ironwood Pharmaceuticals, Inc. — Class A*	161	2,484
Wright Medical Group N.V.*	125	2,480
J&J Snack Foods Corp.	18	2,458
Inogen, Inc.*	20	2,457
Travelport Worldwide Ltd.	149	2,435
Vector Group Ltd.[1]	118	2,406
Ultragenyx Pharmaceutical, Inc.*	47	2,397
Sotheby’s*	46	2,360
Tenet Healthcare Corp.*	97	2,352
TriNet Group, Inc.*	50	2,316
Puma Biotechnology, Inc.*	34	2,314
Syneos Health, Inc.*	65	2,308
LendingTree, Inc.*	7	2,297
Myriad Genetics, Inc.*	77	2,275
ABM Industries, Inc.	67	2,243
WD-40 Co.	17	2,239
Select Medical Holdings Corp.*	129	2,225
Spark Therapeutics, Inc.*	33	2,197
Portola Pharmaceuticals, Inc.*	67	2,188
AnaptysBio, Inc.*	21	2,186
FTI Consulting, Inc.*	45	2,178
Aerie Pharmaceuticals, Inc.*	40	2,170
Weight Watchers International, Inc.*	34	2,166
Prestige Brands Holdings, Inc.*	64	2,158
Global Blood Therapeutics, Inc.*	44	2,125
Emergent BioSolutions, Inc.*	40	2,106
Integer Holdings Corp.*	37	2,092
CONMED Corp.	33	2,090
Insmed, Inc.*	92	2,072
Amedisys, Inc.*	34	2,052
Cambrex Corp.*	39	2,040
Monro, Inc.	38	2,037
NxStage Medical, Inc.*	78	1,939
Sangamo Therapeutics, Inc.*	100	1,900
Boston Beer Company, Inc. — Class A*	10	1,891
Herc Holdings, Inc.*	29	1,884
B&G Foods, Inc.[1]	79	1,872
Matthews International Corp. — Class A	37	1,872
Arena Pharmaceuticals, Inc.*	47	1,856
Abaxis, Inc.	26	1,836
Corcept Therapeutics, Inc.*	109	1,793
Immunomedics, Inc.*	122	1,782
Fresh Del Monte Produce, Inc.	39	1,764
Quidel Corp.*	34	1,762
Acceleron Pharma, Inc.*	45	1,759
Calavo Growers, Inc.[1]	19	1,752
Tivity Health, Inc.*	44	1,745
Impax Laboratories, Inc.*	88	1,712
Prothena Corporation plc*	46	1,689
HMS Holdings Corp.*	100	1,684
Central Garden & Pet Co. — Class A*	42	1,664
Spectrum Pharmaceuticals, Inc.*	103	1,657
Radius Health, Inc.*,1	46	1,653
Momenta Pharmaceuticals, Inc.*	91	1,652
Repligen Corp.*	45	1,628
Varex Imaging Corp.*	45	1,610
Zogenix, Inc.*	40	1,602
Paylocity Holding Corp.*	31	1,588
ACCO Brands Corp.	126	1,581
Enanta Pharmaceuticals, Inc.*	19	1,537
Ensign Group, Inc.	58	1,525
Novocure Ltd.*	69	1,504
McGrath RentCorp	28	1,503
Innoviva, Inc.*	90	1,500
Heron Therapeutics, Inc.*	54	1,490
Cal-Maine Foods, Inc.*	34	1,486
Universal Corp.	30	1,455
Dynavax Technologies Corp.*	73	1,449
Esperion Therapeutics, Inc.*	20	1,447
Analogic Corp.	15	1,439
Hostess Brands, Inc.*	96	1,420
Xencor, Inc.*	46	1,379
Pacira Pharmaceuticals, Inc.*	44	1,371
Editas Medicine, Inc.*	41	1,359
MGP Ingredients, Inc.[1]	15	1,344
Foundation Medicine, Inc.*	17	1,339
Aimmune Therapeutics, Inc.*	42	1,337
Strayer Education, Inc.	13	1,314
Hertz Global Holdings, Inc.*,1	66	1,310
PTC Therapeutics, Inc.*	47	1,272
TrueBlue, Inc.*	49	1,269
ImmunoGen, Inc.*	120	1,262
Viad Corp.	24	1,259
Iovance Biotherapeutics, Inc.*	74	1,251
Atara Biotherapeutics, Inc.*	32	1,248
National Beverage Corp.	14	1,246
Natus Medical, Inc.*	37	1,245

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Orthofix International N.V.*	21	$1,234
Acorda Therapeutics, Inc.*	52	1,230
ICF International, Inc.	21	1,227
Cardtronics plc — Class A*	55	1,227
Capella Education Co.	14	1,223
Intersect ENT, Inc.*	31	1,218
Theravance Biopharma, Inc.*	50	1,212
USANA Health Sciences, Inc.*	14	1,203
BioTelemetry, Inc.*	38	1,180
EVERTEC, Inc.	72	1,177
MyoKardia, Inc.*	24	1,171
LHC Group, Inc.*	19	1,170
Diplomat Pharmacy, Inc.*	58	1,169
AxoGen, Inc.*	32	1,168
OraSure Technologies, Inc.*	68	1,149
Owens & Minor, Inc.	73	1,135
Medifast, Inc.	12	1,121
CBIZ, Inc.*	61	1,113
Kelly Services, Inc. — Class A	37	1,074
Intra-Cellular Therapies, Inc.*	51	1,073
Career Education Corp.*	81	1,064
Andersons, Inc.	32	1,059
Navigant Consulting, Inc.*	55	1,058
US Physical Therapy, Inc.	13	1,057
Glaukos Corp.*	34	1,048
Coca-Cola Bottling Company Consolidated	6	1,036
Luminex Corp.	49	1,032
MacroGenics, Inc.*	41	1,032
Epizyme, Inc.*	58	1,029
Retrophin, Inc.*	46	1,029
iRhythm Technologies, Inc.*	16	1,007
CytomX Therapeutics, Inc.*	35	996
Huron Consulting Group, Inc.*	26	991
Inter Parfums, Inc.	21	990
REGENXBIO, Inc.*	33	985
NutriSystem, Inc.	36	970
Providence Service Corp.*	14	968
Alder Biopharmaceuticals, Inc.*	76	965
TherapeuticsMD, Inc.*	198	964
Quad/Graphics, Inc.	38	963
Phibro Animal Health Corp. — Class A	24	953
Dean Foods Co.	109	940
Assembly Biosciences, Inc.*	19	934
Kindred Healthcare, Inc.*	102	933
K2M Group Holdings, Inc.*	49	929
Alarm.com Holdings, Inc.*	24	906
Laureate Education, Inc. — Class A*	65	894
Vanda Pharmaceuticals, Inc.*	53	893
Cardiovascular Systems, Inc.*	40	877
Flexion Therapeutics, Inc.*,1	39	874
TG Therapeutics, Inc.*	61	866
MiMedx Group, Inc.*,1	124	864
AMAG Pharmaceuticals, Inc.*,1	42	846
Anika Therapeutics, Inc.*	17	845
Almost Family, Inc.*	15	840
Revance Therapeutics, Inc.*	27	832
American Public Education, Inc.*	19	817
Amphastar Pharmaceuticals, Inc.*	43	806
Cutera, Inc.*	16	804
Novavax, Inc.*	372	781
AtriCure, Inc.*	38	780
National Healthcare Corp.	13	775
Collegium Pharmaceutical, Inc.*	30	766
CryoLife, Inc.*	38	762
AngioDynamics, Inc.*	44	759
Kforce, Inc.	28	757
SpartanNash Co.	44	757
Geron Corp.*,1	178	756
Genomic Health, Inc.*	24	751
SP Plus Corp.*	21	748
Cerus Corp.*	135	740
RR Donnelley & Sons Co.	84	733
STAAR Surgical Co.*	49	725
LSC Communications, Inc.	41	715
Meridian Bioscience, Inc.	50	710
Accelerate Diagnostics, Inc.*	31	708
Triple-S Management Corp. — Class B*	27	706
SUPERVALU, Inc.*	46	701
Heidrick & Struggles International, Inc.	22	688
Invacare Corp.	39	679
Barrett Business Services, Inc.	8	663
K12, Inc.*	46	652
LeMaitre Vascular, Inc.	18	652
Progenics Pharmaceuticals, Inc.*	85	634
RadNet, Inc.*	44	634
Heska Corp.*	8	633
Atrion Corp.	1	631
Rigel Pharmaceuticals, Inc.*	177	627
ZIOPHARM Oncology, Inc.*	157	615
Tootsie Roll Industries, Inc.	21	607
Omeros Corp.*	54	603
La Jolla Pharmaceutical Co.*	20	596
Ennis, Inc.	30	591
Lantheus Holdings, Inc.*	37	588
RPX Corp.	55	588
Madrigal Pharmaceuticals, Inc.*	5	584
ANI Pharmaceuticals, Inc.*	10	582
John B Sanfilippo & Son, Inc.	10	579
Ingles Markets, Inc. — Class A	17	575
PDL BioPharma, Inc.*	195	573
Audentes Therapeutics, Inc.*	19	571
Surmodics, Inc.*	15	571
Resources Connection, Inc.	35	567
Five Prime Therapeutics, Inc.*	33	567
WaVe Life Sciences Ltd.*	14	561
Textainer Group Holdings Ltd.*	33	559
Central Garden & Pet Co.*	13	559
BioCryst Pharmaceuticals, Inc.*	117	558
CorVel Corp.*	11	556
NeoGenomics, Inc.*	68	555
Lannett Company, Inc.*,1	34	546
Synergy Pharmaceuticals, Inc.*	296	542

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Karyopharm Therapeutics, Inc.*	40	$537
Achaogen, Inc.*	41	531
Chefs’ Warehouse, Inc.*	23	529
Eagle Pharmaceuticals, Inc.*	10	527
CRA International, Inc.	10	523
Achillion Pharmaceuticals, Inc.*	140	519
Akebia Therapeutics, Inc.*	54	515
Everi Holdings, Inc.*	78	512
Tejon Ranch Co.*	22	508
Coherus Biosciences, Inc.*	46	508
Carriage Services, Inc. — Class A	18	498
Forrester Research, Inc.	12	497
Aduro Biotech, Inc.*	53	493
Accuray, Inc.*	98	490
Abeona Therapeutics, Inc.*	34	488
e.l.f. Beauty, Inc.*	25	484
Vectrus, Inc.*	13	484
Concert Pharmaceuticals, Inc.*	21	481
Aclaris Therapeutics, Inc.*	27	473
Team, Inc.*,1	34	468
Cross Country Healthcare, Inc.*	42	467
Inovio Pharmaceuticals, Inc.*	98	462
Akcea Therapeutics, Inc.*	18	461
Depomed, Inc.*	69	455
Community Health Systems, Inc.*,1	114	451
Weis Markets, Inc.	11	451
Kura Oncology, Inc.*	24	450
Hackett Group, Inc.	28	450
Fate Therapeutics, Inc.*	46	449
Lexicon Pharmaceuticals, Inc.*	52	446
Tactile Systems Technology, Inc.*	14	445
Rent-A-Center, Inc.	51	440
Addus HomeCare Corp.*	9	438
Keryx Biopharmaceuticals, Inc.*	107	438
Agenus, Inc.*	90	424
Intellia Therapeutics, Inc.*	20	422
MediciNova, Inc.*	41	419
Endologix, Inc.*	99	419
Stemline Therapeutics, Inc.*	27	413
Emerald Expositions Events, Inc.	21	409
ChemoCentryx, Inc.*	30	408
Adamas Pharmaceuticals, Inc.*	17	406
CAI International, Inc.*	19	404
Cara Therapeutics, Inc.*,1	32	396
Utah Medical Products, Inc.	4	395
Surgery Partners, Inc.*	23	394
Jounce Therapeutics, Inc.*	17	380
Antares Pharma, Inc.*	172	378
Paratek Pharmaceuticals, Inc.*	29	377
Voyager Therapeutics, Inc.*	20	376
Oxford Immunotec Global plc*	30	374
Minerva Neurosciences, Inc.*	59	369
Celldex Therapeutics, Inc.*	158	368
Durect Corp.*	172	368
Dermira, Inc.*	46	368
SEACOR Marine Holdings, Inc.*	19	361
Cytokinetics, Inc.*	50	360
Natera, Inc.*	38	352
Primo Water Corp.*	30	351
Cadiz, Inc.*	26	351
ServiceSource International, Inc.*	92	351
Corbus Pharmaceuticals Holdings, Inc.*,1	57	348
BioScrip, Inc.*	139	342
Biohaven Pharmaceutical Holding Company Ltd.*	13	335
G1 Therapeutics, Inc.*	9	333
Limoneira Co.	14	332
GenMark Diagnostics, Inc.*	60	326
National Research Corp. — Class A	11	322
Corium International, Inc.*	28	321
Kala Pharmaceuticals, Inc.*	20	317
Medpace Holdings, Inc.*	9	314
Great Lakes Dredge & Dock Corp.*	68	313
Capital Senior Living Corp.*	29	312
Idera Pharmaceuticals, Inc.*	169	311
BioSpecifics Technologies Corp.*	7	310
Farmer Brothers Co.*	10	302
MoneyGram International, Inc.*	35	302
RTI Surgical, Inc.*	65	299
Rockwell Medical, Inc.*	57	297
Franklin Covey Co.*	11	296
Pieris Pharmaceuticals, Inc.*	43	293
Civitas Solutions, Inc.*	19	293
Chimerix, Inc.*	56	291
Revlon, Inc. — Class A*	14	289
Reata Pharmaceuticals, Inc. — Class A*	14	287
BioTime, Inc.*	104	280
Craft Brew Alliance, Inc.*	15	279
Enzo Biochem, Inc.*	49	269
Clearside Biomedical, Inc.*	25	268
Care.com, Inc.*	16	260
Kindred Biosciences, Inc.*	30	259
Strongbridge Biopharma plc*	29	257
Pacific Biosciences of California, Inc.*	124	254
NewLink Genetics Corp.*	35	254
Neos Therapeutics, Inc.*	30	249
ViewRay, Inc.*	37	238
Village Super Market, Inc. — Class A	9	237
Reis, Inc.	11	236
Invitae Corp.*	50	234
Calithera Biosciences, Inc.*	37	233
Willdan Group, Inc.*	8	227
American Renal Associates Holdings, Inc.*	12	226
Athersys, Inc.*	122	223
Seneca Foods Corp. — Class A*	8	222
Aratana Therapeutics, Inc.*	50	220
Bellicum Pharmaceuticals, Inc.*	33	216
FONAR Corp.*	7	209
Acacia Research Corp.*	59	207
Catalyst Pharmaceuticals, Inc.*	86	205
Ardelyx, Inc.*	40	202
Syndax Pharmaceuticals, Inc.*	14	199

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Syros Pharmaceuticals, Inc.*	15	$195
CSS Industries, Inc.	11	192
Cambium Learning Group, Inc.*	17	190
Tocagen, Inc.*	16	190
NanoString Technologies, Inc.*	25	188
Tetraphase Pharmaceuticals, Inc.*	61	187
Conatus Pharmaceuticals, Inc.*	31	182
Fortress Biotech, Inc.*	39	177
Recro Pharma, Inc.*	16	176
Seres Therapeutics, Inc.*	24	176
Ocular Therapeutix, Inc.*	27	176
Selecta Biosciences, Inc.*	17	173
Natural Health Trends Corp.	9	171
Insys Therapeutics, Inc.*,1	28	169
Teligent, Inc.*	49	165
Sientra, Inc.*	17	164
Information Services Group, Inc.*	39	163
Dova Pharmaceuticals, Inc.*	6	163
Aileron Therapeutics, Inc.*	20	163
Nymox Pharmaceutical Corp.*	38	161
AAC Holdings, Inc.*	14	161
Veracyte, Inc.*	28	156
BG Staffing, Inc.	8	152
Quotient Ltd.*	32	151
Smart & Final Stores, Inc.*	27	150
Pulse Biosciences, Inc.*	11	149
Bridgepoint Education, Inc.*	22	148
Nature’s Sunshine Products, Inc.*	13	143
Otonomy, Inc.*	34	143
Collectors Universe, Inc.	9	141
NantKwest, Inc.*	35	136
Athenex, Inc.*	8	136
Calyxt, Inc.*	10	131
Anavex Life Sciences Corp.*	45	124
Organovo Holdings, Inc.*	120	124
XBiotech, Inc.*	23	123
Zynerba Pharmaceuticals, Inc.*	14	122
Merrimack Pharmaceuticals, Inc.	15	121
Protagonist Therapeutics, Inc.*	14	120
Turning Point Brands, Inc.	6	117
Corvus Pharmaceuticals, Inc.*	10	115
Sienna Biopharmaceuticals, Inc.*	6	113
VBI Vaccines, Inc.*	32	112
Trevena, Inc.*	67	110
Alico, Inc.	4	109
ARC Document Solutions, Inc.*	48	106
Miragen Therapeutics, Inc.*	15	105
Curis, Inc.*	157	103
Immune Design Corp.*	30	99
Mersana Therapeutics, Inc.*	6	95
Melinta Therapeutics, Inc.*	11	81
Liberty Tax, Inc.	8	81
Genesis Healthcare, Inc.*	53	80
Natural Grocers by Vitamin Cottage, Inc.*	11	79
Advaxis, Inc.*	45	76
Ra Pharmaceuticals, Inc.*	14	74
ConforMIS, Inc.*	50	73
Versartis, Inc.*	40	66
Viveve Medical, Inc.*	18	66
Novelion Therapeutics, Inc.*	18	63
Matinas BioPharma Holdings, Inc.*	78	60
Axovant Sciences Ltd.*	39	52
Asterias Biotherapeutics, Inc.*	35	51
Ascent Capital Group, Inc. — Class A*	13	48
Ovid therapeutics, Inc.*	6	42
Genocea Biosciences, Inc.*	34	36
Obalon Therapeutics, Inc.*	10	34
vTv Therapeutics, Inc. — Class A*	8	33
Lifeway Foods, Inc.*	5	30
Edge Therapeutics, Inc.*	24	28
CPI Card Group, Inc.*	4	12
Oncocyte Corp.*	4	8
Total Consumer, Non-cyclical		552,164

Industrial - 3.8%
Curtiss-Wright Corp.	53	7,159
Knight-Swift Transportation Holdings, Inc.	150	6,901
Littelfuse, Inc.	29	6,037
EMCOR Group, Inc.	71	5,533
Louisiana-Pacific Corp.	174	5,006
Cree, Inc.*	117	4,716
Woodward, Inc.	64	4,586
KLX, Inc.*	62	4,406
John Bean Technologies Corp.	38	4,309
SYNNEX Corp.	35	4,144
Summit Materials, Inc. — Class A*	133	4,027
Trinseo S.A.	53	3,925
Dycom Industries, Inc.*	36	3,875
Kennametal, Inc.	96	3,855
Trex Company, Inc.*	35	3,807
MasTec, Inc.*	80	3,764
Rexnord Corp.*	125	3,710
EnerSys	52	3,607
Barnes Group, Inc.	60	3,593
Tech Data Corp.*	42	3,575
KapStone Paper and Packaging Corp.	104	3,568
Proto Labs, Inc.*	30	3,527
Hillenbrand, Inc.	76	3,488
RBC Bearings, Inc.*	28	3,477
Belden, Inc.	50	3,447
Applied Industrial Technologies, Inc.	46	3,353
Generac Holdings, Inc.*	73	3,351
MSA Safety, Inc.	40	3,330
Tetra Tech, Inc.	67	3,280
TopBuild Corp.*	42	3,214
GATX Corp.	46	3,151
Golar LNG Ltd.	115	3,146
Moog, Inc. — Class A	38	3,131
Advanced Energy Industries, Inc.*	48	3,067
II-VI, Inc.*	73	2,986
Vishay Intertechnology, Inc.	159	2,957
Itron, Inc.*	41	2,934
Simpson Manufacturing Company, Inc.	49	2,822

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

KBR, Inc.	169	$2,736
Granite Construction, Inc.	48	2,681
Rogers Corp.*	22	2,630
Builders FirstSource, Inc.*	132	2,619
Watts Water Technologies, Inc. — Class A	33	2,564
SPX FLOW, Inc.*	50	2,460
JELD-WEN Holding, Inc.*	80	2,450
Exponent, Inc.	31	2,438
Axon Enterprise, Inc.*	62	2,437
Plexus Corp.*	40	2,389
Universal Forest Products, Inc.	72	2,336
Aerojet Rocketdyne Holdings, Inc.*	83	2,321
Franklin Electric Company, Inc.	56	2,282
Worthington Industries, Inc.	53	2,275
Esterline Technologies Corp.*	31	2,268
Saia, Inc.*	30	2,254
Sanmina Corp.*	86	2,249
Chart Industries, Inc.*	37	2,184
Albany International Corp. — Class A	34	2,132
Masonite International Corp.*	34	2,086
Werner Enterprises, Inc.	57	2,081
Brady Corp. — Class A	56	2,080
Kaman Corp.	33	2,050
Covanta Holding Corp.	140	2,030
Mueller Water Products, Inc. — Class A	185	2,011
Harsco Corp.*	96	1,982
Novanta, Inc.*	38	1,982
AAON, Inc.	50	1,950
EnPro Industries, Inc.	25	1,935
Cubic Corp.	30	1,908
Forward Air Corp.	35	1,850
ESCO Technologies, Inc.	31	1,815
Comfort Systems USA, Inc.	44	1,815
Patrick Industries, Inc.*	29	1,794
Benchmark Electronics, Inc.	60	1,791
Mueller Industries, Inc.	68	1,779
Boise Cascade Co.	46	1,776
General Cable Corp.	59	1,746
Chicago Bridge & Iron Company N.V.	121	1,742
AAR Corp.	39	1,720
TTM Technologies, Inc.*	111	1,697
Atlas Air Worldwide Holdings, Inc.*	28	1,693
Methode Electronics, Inc.	43	1,681
Greenbrier Companies, Inc.	33	1,658
SPX Corp.*	51	1,657
Actuant Corp. — Class A	71	1,651
Air Transport Services Group, Inc.*	70	1,632
Hub Group, Inc. — Class A*	39	1,632
Greif, Inc. — Class A	31	1,620
American Woodmark Corp.*	16	1,575
Federal Signal Corp.	71	1,563
Altra Industrial Motion Corp.[1]	34	1,562
Badger Meter, Inc.	33	1,556
Raven Industries, Inc.	43	1,507
Sun Hydraulics Corp.	28	1,500
Triumph Group, Inc.	59	1,487
Apogee Enterprises, Inc.	34	1,474
Matson, Inc.	51	1,461
TriMas Corp.*	55	1,444
Astec Industries, Inc.	26	1,435
Tennant Co.	21	1,422
US Ecology, Inc.	26	1,386
OSI Systems, Inc.*	21	1,371
Encore Wire Corp.	24	1,361
AZZ, Inc.	31	1,355
Fabrinet*	43	1,349
Standex International Corp.	14	1,335
Knowles Corp.*	106	1,335
Continental Building Products, Inc.*	46	1,313
Milacron Holdings Corp.*	65	1,309
Gibraltar Industries, Inc.*	38	1,286
Schneider National, Inc. — Class B	49	1,277
Kadant, Inc.	13	1,229
Alamo Group, Inc.	11	1,209
KEMET Corp.*	66	1,197
Lindsay Corp.	13	1,189
Fitbit, Inc. — Class A*	231	1,178
Primoris Services Corp.	47	1,174
FARO Technologies, Inc.*	20	1,168
Advanced Disposal Services, Inc.*	52	1,159
US Concrete, Inc.*	19	1,148
Aerovironment, Inc.*	25	1,138
Casella Waste Systems, Inc. — Class A*	47	1,099
Advanced Drainage Systems, Inc.	42	1,088
PGT Innovations, Inc.*	58	1,082
Manitowoc Company, Inc.*	38	1,081
Marten Transport Ltd.	47	1,072
Briggs & Stratton Corp.	50	1,071
Kratos Defense & Security Solutions, Inc.*	103	1,060
Multi-Color Corp.	16	1,057
Sturm Ruger & Company, Inc.	20	1,050
Chase Corp.	9	1,048
CTS Corp.	38	1,034
Ship Finance International Ltd.	72	1,030
Heartland Express, Inc.	57	1,025
ArcBest Corp.	31	994
Tutor Perini Corp.*	45	992
Astronics Corp.*	26	970
Lydall, Inc.*	20	965
Columbus McKinnon Corp.	26	932
AVX Corp.	55	910
Aegion Corp. — Class A*	39	894
Echo Global Logistics, Inc.*	32	883
Stoneridge, Inc.*	32	883
Global Brass & Copper Holdings, Inc.	26	870
CIRCOR International, Inc.	20	853
NCI Building Systems, Inc.*	48	850
Hyster-Yale Materials Handling, Inc.	12	839
Evoqua Water Technologies Corp.*	39	830
GasLog Ltd.	49	806
Atkore International Group, Inc.*	40	794
NN, Inc.	32	768

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

DXP Enterprises, Inc.*	19	$740
Electro Scientific Industries, Inc.*	38	734
Argan, Inc.	17	730
TimkenSteel Corp.*	47	714
Quanex Building Products Corp.	41	713
American Outdoor Brands Corp.*	64	661
Control4 Corp.*	30	644
Griffon Corp.	35	639
GoPro, Inc. — Class A*,1	131	627
International Seaways, Inc.*	35	616
Gorman-Rupp Co.	21	614
Insteel Industries, Inc.	22	608
Mesa Laboratories, Inc.	4	594
Myers Industries, Inc.	28	592
MYR Group, Inc.*	19	586
Ply Gem Holdings, Inc.*	27	583
Vicor Corp.*	20	571
National Presto Industries, Inc.	6	562
Scorpio Tankers, Inc.	285	559
NV5 Global, Inc.*	10	558
Haynes International, Inc.	15	557
Tredegar Corp.	31	556
Applied Optoelectronics, Inc.*,1	22	551
Armstrong Flooring, Inc.*	40	543
SunPower Corp. — Class A*,1	67	535
Caesarstone Ltd.	27	530
Teekay Corp.[1]	65	526
VSE Corp.	10	517
Kimball Electronics, Inc.*	32	517
Ichor Holdings Ltd.*	21	508
NVE Corp.	6	499
Scorpio Bulkers, Inc.	70	494
DMC Global, Inc.	16	428
Park-Ohio Holdings Corp.	11	427
Covenant Transportation Group, Inc. — Class A*	14	418
Greif, Inc. — Class B	7	408
Frontline Ltd.[1]	92	408
ZAGG, Inc.*	33	403
Heritage-Crystal Clean, Inc.*	17	400
Mistras Group, Inc.*	21	398
Ducommun, Inc.*	13	395
Park Electrochemical Corp.	23	387
Advanced Emissions Solutions, Inc.	33	377
Costamare, Inc.	60	374
Vishay Precision Group, Inc.*	12	374
Sterling Construction Company, Inc.*	31	355
Energy Recovery, Inc.*	43	353
Energous Corp.*,1	22	353
DHT Holdings, Inc.	102	347
YRC Worldwide, Inc.*	39	344
GP Strategies Corp.*	15	340
American Railcar Industries, Inc.	9	337
Layne Christensen Co.*	22	328
Gener8 Maritime, Inc.*	57	322
Hurco Companies, Inc.	7	321
Allied Motion Technologies, Inc.	8	318
Powell Industries, Inc.	11	295
Daseke, Inc.*	29	284
Fluidigm Corp.*	46	269
Ardmore Shipping Corp.*	34	258
Hardinge, Inc.	14	257
UFP Technologies, Inc.*	8	236
Graham Corp.	11	236
LB Foster Co. — Class A*	10	235
LSI Industries, Inc.	29	235
Hill International, Inc.*	41	234
Nordic American Tankers Ltd.	120	233
Babcock & Wilcox Enterprises, Inc.*	53	231
Eagle Bulk Shipping, Inc.*	46	228
Teekay Tankers Ltd. — Class A1	191	227
Olympic Steel, Inc.	11	226
Orion Group Holdings, Inc.*	33	217
Twin Disc, Inc.*	10	217
Hudson Technologies, Inc.*	44	217
Universal Logistics Holdings, Inc.	10	211
Sparton Corp.*	12	209
Bel Fuse, Inc. — Class B	11	208
Dorian LPG Ltd.*	27	202
Lawson Products, Inc.*	8	202
FreightCar America, Inc.	15	201
Eastern Co.	7	199
Omega Flex, Inc.	3	195
Northwest Pipe Co.*	11	190
Pure Cycle Corp.*	20	189
Safe Bulkers, Inc.*	59	187
Forterra, Inc.*	22	183
Radiant Logistics, Inc.*	45	174
AquaVenture Holdings Ltd.*	14	174
Intevac, Inc.*	24	166
Napco Security Technologies, Inc.*	14	164
Gencor Industries, Inc.*	10	161
Core Molding Technologies, Inc.	9	160
CECO Environmental Corp.	36	160
Overseas Shipholding Group, Inc. — Class A*	54	153
LSB Industries, Inc.*	25	153
IES Holdings, Inc.*	10	152
CyberOptics Corp.*	8	144
Iteris, Inc.*	28	139
Willis Lease Finance Corp.*	4	137
Genco Shipping & Trading Ltd.*	9	128
MicroVision, Inc.*	94	106
Navios Maritime Holdings, Inc.*	110	99
Roadrunner Transportation Systems, Inc.*	37	94
Ampco-Pittsburgh Corp.*	10	89
Navios Maritime Acquisition Corp.	99	83
Akoustis Technologies, Inc.*	14	82
NL Industries, Inc.*	10	79
Aqua Metals, Inc.*	20	52
Revolution Lighting Technologies, Inc.*	15	51

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Willbros Group, Inc.*	53	$29
Total Industrial		360,128

Consumer, Cyclical - 3.0%
Five Below, Inc.*	65	4,767
Texas Roadhouse, Inc. — Class A	80	4,622
FirstCash, Inc.	56	4,550
Dana, Inc.	174	4,482
Beacon Roofing Supply, Inc.*	80	4,246
ILG, Inc.	127	3,951
Planet Fitness, Inc. — Class A*	104	3,928
Churchill Downs, Inc.	16	3,905
American Eagle Outfitters, Inc.	194	3,866
Cracker Barrel Old Country Store, Inc.	23	3,662
Ollie’s Bargain Outlet Holdings, Inc.*	57	3,437
Deckers Outdoor Corp.*	38	3,421
Tenneco, Inc.	61	3,347
Marriott Vacations Worldwide Corp.	25	3,330
SkyWest, Inc.	61	3,318
Wolverine World Wide, Inc.	113	3,266
Boyd Gaming Corp.	100	3,186
SiteOne Landscape Supply, Inc.*	41	3,159
Steven Madden Ltd.	71	3,117
Taylor Morrison Home Corp. — Class A*	133	3,096
LCI Industries	29	3,020
Jack in the Box, Inc.	35	2,987
TRI Pointe Group, Inc.*	180	2,957
UniFirst Corp.	18	2,910
KB Home	101	2,874
Children’s Place, Inc.	21	2,840
Lithia Motors, Inc. — Class A	27	2,714
Bloomin’ Brands, Inc.	111	2,695
Penn National Gaming, Inc.*	102	2,679
Columbia Sportswear Co.	35	2,675
Scientific Games Corp. — Class A*	64	2,662
Anixter International, Inc.*	35	2,651
Allegiant Travel Co. — Class A	15	2,588
Cooper-Standard Holdings, Inc.*	21	2,579
Cheesecake Factory, Inc.[1]	51	2,459
Red Rock Resorts, Inc. — Class A	83	2,430
Hawaiian Holdings, Inc.	62	2,400
Mobile Mini, Inc.	53	2,305
Herman Miller, Inc.	72	2,300
RH*,1	24	2,287
Big Lots, Inc.	51	2,220
PriceSmart, Inc.	26	2,172
Dorman Products, Inc.*	32	2,119
Navistar International Corp.*	60	2,098
Dave & Buster’s Entertainment, Inc.*	50	2,087
Meritage Homes Corp.*	46	2,082
Meritor, Inc.*	100	2,056
Brinker International, Inc.[1]	56	2,022
iRobot Corp.*	31	1,990
Abercrombie & Fitch Co. — Class A	82	1,985
G-III Apparel Group Ltd.*	52	1,959
Pinnacle Entertainment, Inc.*	63	1,899
HNI Corp.	52	1,877
La Quinta Holdings, Inc.*	98	1,853
Caesars Entertainment Corp.*	164	1,845
Callaway Golf Co.	112	1,832
Cooper Tire & Rubber Co.	62	1,817
Eldorado Resorts, Inc.*	55	1,815
Interface, Inc. — Class A	72	1,814
American Axle & Manufacturing Holdings, Inc.*	118	1,796
Papa John’s International, Inc.	31	1,776
DSW, Inc. — Class A	79	1,774
Cavco Industries, Inc.*	10	1,738
La-Z-Boy, Inc.	58	1,737
Triton International Ltd.	56	1,714
Caleres, Inc.	50	1,680
Wingstop, Inc.	35	1,653
Sleep Number Corp.*	47	1,652
Group 1 Automotive, Inc.	24	1,568
Rush Enterprises, Inc. — Class A*	36	1,530
BMC Stock Holdings, Inc.*	78	1,525
MDC Holdings, Inc.	54	1,508
Installed Building Products, Inc.*	25	1,501
Gentherm, Inc.*	44	1,494
Guess?, Inc.	72	1,493
Oxford Industries, Inc.	20	1,491
Asbury Automotive Group, Inc.*	22	1,485
LGI Homes, Inc.*	21	1,482
Tailored Brands, Inc.	59	1,479
Fox Factory Holding Corp.*	42	1,466
H&E Equipment Services, Inc.	38	1,463
Wabash National Corp.	70	1,457
Winnebago Industries, Inc.	38	1,429
Chico’s FAS, Inc.	154	1,392
Dine Brands Global, Inc.	21	1,377
Steelcase, Inc. — Class A	101	1,374
Crocs, Inc.*	83	1,349
Office Depot, Inc.	613	1,318
IMAX Corp.*	67	1,286
Dillard’s, Inc. — Class A1	16	1,285
International Speedway Corp. — Class A	29	1,279
Modine Manufacturing Co.*	59	1,248
Standard Motor Products, Inc.	26	1,237
Camping World Holdings, Inc. — Class A	38	1,226
SeaWorld Entertainment, Inc.*,1	82	1,216
Belmond Ltd. — Class A*	107	1,193
Denny’s Corp.*	77	1,188
Sonic Corp.	47	1,186
Knoll, Inc.	58	1,171
Core-Mark Holding Company, Inc.	55	1,169
Douglas Dynamics, Inc.	26	1,127
Vista Outdoor, Inc.*	69	1,126
J.C. Penney Company, Inc.*,1	371	1,120
Shake Shack, Inc. — Class A*	26	1,082
BJ’s Restaurants, Inc.	24	1,078
ScanSource, Inc.*	30	1,066
M/I Homes, Inc.*	32	1,019
GMS, Inc.*	33	1,009

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

PetMed Express, Inc.	24	$1,002
Liberty TripAdvisor Holdings, Inc. — Class A*	87	935
Genesco, Inc.*	23	934
William Lyon Homes — Class A*	33	907
AMC Entertainment Holdings, Inc. — Class A	64	899
Universal Electronics, Inc.*	17	885
Acushnet Holdings Corp.	38	877
Red Robin Gourmet Burgers, Inc.*	15	870
Ruth’s Hospitality Group, Inc.	35	856
Lumber Liquidators Holdings, Inc.*,1	34	813
Malibu Boats, Inc. — Class A*	24	797
EZCORP, Inc. — Class A*	60	792
Titan International, Inc.	60	757
Buckle, Inc.	34	753
Kimball International, Inc. — Class B	44	750
Conn’s, Inc.*	22	748
Spartan Motors, Inc.	41	705
Movado Group, Inc.	18	691
Century Communities, Inc.*	23	689
Wesco Aircraft Holdings, Inc.*	67	687
National Vision Holdings, Inc.*	21	679
Fossil Group, Inc.*	53	673
Marcus Corp.	22	668
Ethan Allen Interiors, Inc.	29	665
Express, Inc.*	92	659
Unifi, Inc.*	18	652
Regis Corp.*	43	651
Finish Line, Inc. — Class A	48	650
Tower International, Inc.	23	638
Hibbett Sports, Inc.*	25	599
Beazer Homes USA, Inc.*	37	590
Fiesta Restaurant Group, Inc.*	31	574
Sonic Automotive, Inc. — Class A	30	569
MCBC Holdings, Inc.*	22	554
Monarch Casino & Resort, Inc.*	13	550
Veritiv Corp.*	14	549
REV Group, Inc.	26	540
Zumiez, Inc.*	22	526
MarineMax, Inc.*	27	525
Chuy’s Holdings, Inc.*	20	524
Titan Machinery, Inc.*	22	518
Party City Holdco, Inc.*	33	515
Hooker Furniture Corp.	14	514
Citi Trends, Inc.	16	495
Nautilus, Inc.*	36	484
Freshpet, Inc.*	29	477
Motorcar Parts of America, Inc.*	22	471
Haverty Furniture Companies, Inc.	23	463
Carrols Restaurant Group, Inc.*	41	459
America’s Car-Mart, Inc.*	9	454
Hamilton Beach Brands Holding Co. — Class A	21	446
Ascena Retail Group, Inc.*	207	416
Del Taco Restaurants, Inc.*	40	414
Cato Corp. — Class A	28	413
Biglari Holdings, Inc.*	1	408
Systemax, Inc.	14	400
Superior Industries International, Inc.	30	399
Culp, Inc.	13	397
Winmark Corp.	3	392
Perry Ellis International, Inc.*	15	387
National CineMedia, Inc.	74	384
Del Frisco’s Restaurant Group, Inc.*	25	381
Daktronics, Inc.	43	379
Johnson Outdoors, Inc. — Class A	6	372
Bassett Furniture Industries, Inc.	12	364
Flexsteel Industries, Inc.	9	356
Drive Shack, Inc.*	74	354
Barnes & Noble, Inc.	71	352
Essendant, Inc.	45	351
PC Connection, Inc.	14	350
Shoe Carnival, Inc.	14	333
Reading International, Inc. — Class A*	20	333
Zoe’s Kitchen, Inc.*	23	332
Nexeo Solutions, Inc.*	31	332
Eros International plc*	30	327
Potbelly Corp.*	27	325
Miller Industries, Inc.	13	325
Barnes & Noble Education, Inc.*	46	317
GNC Holdings, Inc. — Class A*,1	81	313
RCI Hospitality Holdings, Inc.	11	312
PICO Holdings, Inc.*	27	309
Pier 1 Imports, Inc.	96	309
Green Brick Partners, Inc.*	28	305
Golden Entertainment, Inc.*,1	13	302
Bojangles’, Inc.*	21	291
Tile Shop Holdings, Inc.	47	282
AV Homes, Inc.*	15	278
Hovnanian Enterprises, Inc. — Class A*	148	271
Boot Barn Holdings, Inc.*	15	266
Superior Uniform Group, Inc.	10	263
Vera Bradley, Inc.*	24	255
Foundation Building Materials, Inc.*	17	254
Speedway Motorsports, Inc.	14	250
Horizon Global Corp.*	30	247
Lindblad Expeditions Holdings, Inc.*	24	247
Rush Enterprises, Inc. — Class B*	6	242
PetIQ, Inc.*	9	239
Weyco Group, Inc.	7	235
Commercial Vehicle Group, Inc.*	30	232
El Pollo Loco Holdings, Inc.*	24	228
Duluth Holdings, Inc. — Class B*	12	225
Nathan’s Famous, Inc.	3	222
Blue Bird Corp.*	9	213
Francesca’s Holdings Corp.*	44	211
Habit Restaurants, Inc. — Class A*	24	211
Red Lion Hotels Corp.*	20	195
At Home Group, Inc.*,1	6	192
Century Casinos, Inc.*	25	186
Tilly’s, Inc. — Class A	16	181

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Escalade, Inc.	13	$178
Sportsman’s Warehouse Holdings, Inc.*	43	175
Kirkland’s, Inc.*	18	174
Big 5 Sporting Goods Corp.[1]	24	174
Fogo De Chao, Inc.*	11	173
J Alexander’s Holdings, Inc.*	15	172
Clarus Corp.*	25	169
New Home Company, Inc.*	15	166
EnviroStar, Inc.[1]	4	157
Gaia, Inc.*	10	155
Huttig Building Products, Inc.*	29	152
Delta Apparel, Inc.*	8	144
Build-A-Bear Workshop, Inc. — Class A*	15	137
Lifetime Brands, Inc.	11	137
Castle Brands, Inc.*,1	106	131
Fred’s, Inc. — Class A1	43	129
Libbey, Inc.	26	127
Marine Products Corp.	9	126
PCM, Inc.*	14	116
VOXX International Corp. — Class A*	23	114
Vitamin Shoppe, Inc.*	25	109
Noodles & Co.*	14	106
Container Store Group, Inc.*	19	103
Sequential Brands Group, Inc.*	48	100
Empire Resorts, Inc.*	4	69
Iconix Brand Group, Inc.*,1	60	67
J. Jill, Inc.*	14	62
Sears Holdings Corp.*	14	37
CompX International, Inc.	2	28
Inspired Entertainment, Inc.*	5	28
Total Consumer, Cyclical		288,274

Technology - 2.8%
MKS Instruments, Inc.	65	7,517
Aspen Technology, Inc.*	88	6,942
EPAM Systems, Inc.*	60	6,871
Paycom Software, Inc.*	59	6,336
Nutanix, Inc. — Class A*	127	6,237
Fair Isaac Corp.*	36	6,097
Entegris, Inc.	170	5,916
Blackbaud, Inc.	57	5,803
Monolithic Power Systems, Inc.	48	5,557
MAXIMUS, Inc.	77	5,139
Integrated Device Technology, Inc.*	161	4,920
2U, Inc.*	58	4,874
Lumentum Holdings, Inc.*	74	4,721
Silicon Laboratories, Inc.*	50	4,495
HubSpot, Inc.*,1	41	4,440
j2 Global, Inc.	56	4,419
CACI International, Inc. — Class A*	29	4,389
Medidata Solutions, Inc.*	68	4,271
Science Applications International Corp.	52	4,098
RealPage, Inc.*	70	3,605
ACI Worldwide, Inc.*	140	3,321
Cabot Microelectronics Corp.	30	3,213
Verint Systems, Inc.*	75	3,195
Cirrus Logic, Inc.*	77	3,128
Semtech Corp.*	78	3,046
Envestnet, Inc.*	52	2,980
Callidus Software, Inc.*	81	2,912
Twilio, Inc. — Class A*	74	2,825
Qualys, Inc.*	38	2,764
CommVault Systems, Inc.*	48	2,746
New Relic, Inc.*	37	2,742
Mercury Systems, Inc.*	56	2,706
Allscripts Healthcare Solutions, Inc.*	218	2,692
Pegasystems, Inc.	44	2,669
NetScout Systems, Inc.*	101	2,661
Convergys Corp.	113	2,556
Cloudera, Inc.*	117	2,525
Cornerstone OnDemand, Inc.*	64	2,503
Power Integrations, Inc.	34	2,324
Pure Storage, Inc. — Class A*	116	2,314
Brooks Automation, Inc.	82	2,220
Progress Software Corp.	57	2,192
ExlService Holdings, Inc.*	39	2,175
Ebix, Inc.	29	2,160
Acxiom Corp.*	95	2,157
VeriFone Systems, Inc.*	133	2,046
Box, Inc. — Class A*	97	1,993
MINDBODY, Inc. — Class A*	51	1,984
Omnicell, Inc.*	45	1,953
Ambarella, Inc.*,1	39	1,911
Five9, Inc.*	64	1,907
Synaptics, Inc.*	41	1,875
Bottomline Technologies de, Inc.*	48	1,860
CSG Systems International, Inc.	40	1,812
Rambus, Inc.*	130	1,746
Coupa Software, Inc.*	38	1,733
ManTech International Corp. — Class A	31	1,720
MaxLinear, Inc. — Class A*,1	73	1,661
Virtusa Corp.*	32	1,551
3D Systems Corp.*,1	131	1,518
Cotiviti Holdings, Inc.*	44	1,515
Inphi Corp.*	50	1,505
Electronics for Imaging, Inc.*	55	1,503
Insight Enterprises, Inc.*	43	1,502
MicroStrategy, Inc. — Class A*	11	1,419
Diebold Nixdorf, Inc.[1]	91	1,401
Diodes, Inc.*	46	1,401
Varonis Systems, Inc.*	23	1,392
Sykes Enterprises, Inc.*	47	1,360
SPS Commerce, Inc.*	20	1,281
MuleSoft, Inc. — Class A*	29	1,275
XPERI CORP.	59	1,248
Amkor Technology, Inc.*	122	1,236
Hortonworks, Inc.*	60	1,222
Stratasys Ltd.*	60	1,211
FormFactor, Inc.*	86	1,174
Monotype Imaging Holdings, Inc.	50	1,122
LivePerson, Inc.*	65	1,063
PROS Holdings, Inc.*	32	1,056
Instructure, Inc.*	25	1,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

MTS Systems Corp.	20	$1,033
Evolent Health, Inc. — Class A*	72	1,026
Rudolph Technologies, Inc.*	37	1,025
Syntel, Inc.*	40	1,021
Cray, Inc.*	48	994
Veeco Instruments, Inc.*	57	969
CEVA, Inc.*	26	941
Axcelis Technologies, Inc.*	36	886
Quality Systems, Inc.*	64	874
Carbonite, Inc.*	30	864
Vocera Communications, Inc.*	35	820
Lattice Semiconductor Corp.*	147	819
MACOM Technology Solutions Holdings, Inc.*	49	813
Inovalon Holdings, Inc. — Class A*	76	806
Super Micro Computer, Inc.*	47	799
Apptio, Inc. — Class A*	28	793
CommerceHub, Inc.*	35	787
Nanometrics, Inc.*	29	780
Everbridge, Inc.*	21	769
Cohu, Inc.	33	753
Alteryx, Inc. — Class A*	22	751
Ultra Clean Holdings, Inc.*	39	751
Xcerra Corp.*	64	746
Blackline, Inc.*	19	745
Workiva, Inc.*	31	735
Donnelley Financial Solutions, Inc.*	40	687
Photronics, Inc.*	80	660
Unisys Corp.*	60	645
Synchronoss Technologies, Inc.*	52	549
USA Technologies, Inc.*	58	522
TTEC Holdings, Inc.	17	522
Engility Holdings, Inc.*	21	512
Model N, Inc.*	28	505
QAD, Inc. — Class A	12	500
InnerWorkings, Inc.*	54	489
Glu Mobile, Inc.*	126	475
VASCO Data Security International, Inc.*	36	466
Tabula Rasa HealthCare, Inc.*	12	466
Benefitfocus, Inc.*	19	464
KeyW Holding Corp.*	58	456
Immersion Corp.*	35	418
American Software, Inc. — Class A	32	416
Computer Programs & Systems, Inc.	14	409
Appfolio, Inc. — Class A*	10	408
Presidio, Inc.*	26	407
PDF Solutions, Inc.*	33	385
Alpha & Omega Semiconductor Ltd.*	24	371
CommerceHub, Inc.*	16	360
SMART Global Holdings, Inc.*	7	349
MobileIron, Inc.*	68	337
pdvWireless, Inc.*	11	328
AXT, Inc.*	45	326
Digi International, Inc.*	31	319
DSP Group, Inc.*	26	307
Ribbon Communications, Inc.*	57	291
Upland Software, Inc.*	10	288
Digimarc Corp.*	12	287
Impinj, Inc.*,1	22	286
Brightcove, Inc.*	41	285
Castlight Health, Inc. — Class B*	77	281
Sigma Designs, Inc.*	45	279
Mitek Systems, Inc.*	37	274
Rosetta Stone, Inc.*	20	263
Maxwell Technologies, Inc.*	43	255
Kopin Corp.*,1	74	231
Agilysys, Inc.*	18	215
Amber Road, Inc.*	24	214
Simulations Plus, Inc.	13	192
Avid Technology, Inc.*	40	182
EMCORE Corp.*	31	177
NantHealth, Inc.*	47	143
Park City Group, Inc.*	16	140
GSI Technology, Inc.*	18	133
Pixelworks, Inc.*	34	131
Quantum Corp.*	34	124
StarTek, Inc.*	12	117
Eastman Kodak Co.*	20	107
ExOne Co.*	13	95
SecureWorks Corp. — Class A*	10	81
Cogint, Inc.*	24	60
Veritone, Inc.*	3	42
Majesco*	7	35
Radisys Corp.*	44	28
Red Violet, Inc.*	3	19
Tintri, Inc.*	11	19
Total Technology		266,215

Communications - 1.6%
GrubHub, Inc.*	103	10,451
Proofpoint, Inc.*	52	5,910
Zendesk, Inc.*	118	5,649
RingCentral, Inc. — Class A*	78	4,953
Ciena Corp.*	169	4,377
ViaSat, Inc.*,1	64	4,206
Etsy, Inc.*	144	4,041
Stamps.com, Inc.*	20	4,021
Yelp, Inc. — Class A*	95	3,966
New York Times Co. — Class A	150	3,615
Nexstar Media Group, Inc. — Class A	53	3,524
Shutterfly, Inc.*	40	3,250
InterDigital, Inc.	41	3,018
Sinclair Broadcast Group, Inc. — Class A	86	2,692
Viavi Solutions, Inc.*	273	2,654
Vonage Holdings Corp.*	245	2,609
Meredith Corp.	47	2,529
Cars.com, Inc.*	86	2,436
Chegg, Inc.*	114	2,355
Plantronics, Inc.	39	2,354
Cogent Communications Holdings, Inc.	50	2,170
Finisar Corp.*	137	2,166
NETGEAR, Inc.*	37	2,116
GTT Communications, Inc.*	37	2,098

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Shenandoah Telecommunications Co.	56	$2,016
8x8, Inc.*	106	1,977
TiVo Corp.	144	1,951
Infinera Corp.*	176	1,911
Oclaro, Inc.*	198	1,893
Ubiquiti Networks, Inc.*,1	27	1,858
Imperva, Inc.*	41	1,775
Groupon, Inc. — Class A*	406	1,762
Q2 Holdings, Inc.*	38	1,731
World Wrestling Entertainment, Inc. — Class A	47	1,692
MSG Networks, Inc. — Class A*	72	1,627
Extreme Networks, Inc.*	133	1,472
Entercom Communications Corp. — Class A	152	1,467
Trade Desk, Inc. — Class A*	28	1,389
Gannett Company, Inc.	135	1,347
Scholastic Corp.	34	1,321
Blucora, Inc.*	53	1,304
ePlus, Inc.*	16	1,243
Quotient Technology, Inc.*	91	1,192
Boingo Wireless, Inc.*	46	1,139
Iridium Communications, Inc.*	100	1,125
Shutterstock, Inc.*	22	1,059
New Media Investment Group, Inc.	61	1,045
NIC, Inc.	77	1,024
Gray Television, Inc.*	77	978
Perficient, Inc.*	41	940
CalAmp Corp.*	41	938
Liberty Media Corporation-Liberty Braves — Class C*	41	936
Okta, Inc.*	23	917
ADTRAN, Inc.	58	902
Houghton Mifflin Harcourt Co.*	124	862
Consolidated Communications Holdings, Inc.	78	855
Acacia Communications, Inc.*	22	846
Comtech Telecommunications Corp.	28	837
Web.com Group, Inc.*	46	833
EW Scripps Co. — Class A	69	827
TrueCar, Inc.*	84	795
ATN International, Inc.	13	775
HealthStream, Inc.	31	770
ORBCOMM, Inc.*	81	759
Overstock.com, Inc.*,1	20	725
Frontier Communications Corp.[1]	94	697
Cincinnati Bell, Inc.*	50	692
Rapid7, Inc.*	25	639
Loral Space & Communications, Inc.*	15	625
Tucows, Inc. — Class A*	11	616
XO Group, Inc.*	29	602
Gogo, Inc.*,1	68	587
QuinStreet, Inc.*	44	562
Endurance International Group Holdings, Inc.*	69	511
MDC Partners, Inc. — Class A*	68	490
TechTarget, Inc.*	24	477
Globalstar, Inc.*	678	466
Central European Media Enterprises Ltd. — Class A*	99	416
Carvana Co.*	17	390
tronc, Inc.*	23	378
1-800-Flowers.com, Inc. — Class A*	32	378
Lands’ End, Inc.*	16	374
Entravision Communications Corp. — Class A	79	371
Limelight Networks, Inc.*	90	370
Harmonic, Inc.*	95	361
Spok Holdings, Inc.	24	359
Quantenna Communications, Inc.*	26	356
Calix, Inc.*	51	349
A10 Networks, Inc.*	60	349
Windstream Holdings, Inc.	230	324
Hemisphere Media Group, Inc.*	27	304
Yext, Inc.*	22	278
Zix Corp.*	64	273
ChannelAdvisor Corp.*	30	273
Liberty Media Corporation-Liberty Braves — Class A*	12	273
NeoPhotonics Corp.*,1	39	267
HC2 Holdings, Inc.*	50	263
Preformed Line Products Co.	4	260
Internap Corp.*	23	253
Telenav, Inc.*	46	248
VirnetX Holding Corp.*	61	241
Daily Journal Corp.*	1	228
Ooma, Inc.*	20	218
RigNet, Inc.*	16	218
Clear Channel Outdoor Holdings, Inc. — Class A	44	216
Liquidity Services, Inc.*	31	201
KVH Industries, Inc.*	19	197
Hawaiian Telcom Holdco, Inc.*	7	187
Saga Communications, Inc. — Class A	5	186
Maxar Technologies Ltd.	4	185
Clearfield, Inc.*	14	181
WideOpenWest, Inc.*	25	179
Meet Group, Inc.*	80	167
Corindus Vascular Robotics, Inc.*	122	167
Intelsat S.A.*	43	162
Aerohive Networks, Inc.*	38	154
IDT Corp. — Class B*	21	132
ANGI Homeservices, Inc. — Class A*	9	122
Leaf Group Ltd.*	15	106
Rubicon Project, Inc.*	53	95
DHI Group, Inc.*	58	93
Global Eagle Entertainment, Inc.*	61	90
RealNetworks, Inc.*	29	89
Townsquare Media, Inc. — Class A	11	87
FTD Companies, Inc.*	20	73
Beasley Broadcast Group, Inc. — Class A	6	68
Salem Media Group, Inc. — Class A	14	50

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Value Line, Inc.	1	$18
Total Communications		156,516

Energy - 0.9%
PDC Energy, Inc.*	79	3,873
Delek US Holdings, Inc.	93	3,785
Matador Resources Co.*	115	3,440
Callon Petroleum Co.*	241	3,191
Peabody Energy Corp.	80	2,920
SRC Energy, Inc.*	282	2,659
Oasis Petroleum, Inc.*	318	2,576
Ensco plc — Class A1	511	2,243
Arch Coal, Inc. — Class A	23	2,113
McDermott International, Inc.*	338	2,058
Dril-Quip, Inc.*	45	2,016
MRC Global, Inc.*	107	1,759
SemGroup Corp. — Class A	80	1,712
Pattern Energy Group, Inc. — Class A1	94	1,625
Rowan Companies plc — Class A*	140	1,616
Oil States International, Inc.*	61	1,598
Superior Energy Services, Inc.*	182	1,534
Carrizo Oil & Gas, Inc.*	93	1,488
C&J Energy Services, Inc.*	56	1,446
NOW, Inc.*	128	1,308
Denbury Resources, Inc.*	475	1,302
Unit Corp.*	62	1,225
Diamond Offshore Drilling, Inc.*,1	78	1,144
Noble Corporation plc*	292	1,083
Forum Energy Technologies, Inc.*	97	1,067
Warrior Met Coal, Inc.[1]	37	1,036
ProPetro Holding Corp.*	64	1,017
Exterran Corp.*	38	1,015
Helix Energy Solutions Group, Inc.*	169	978
Ultra Petroleum Corp.*	234	976
Jagged Peak Energy, Inc.*	69	975
WildHorse Resource Development Corp.*,1	51	974
SEACOR Holdings, Inc.*	19	971
Sunrun, Inc.*	102	911
Resolute Energy Corp.*	26	901
California Resources Corp.*	51	875
Thermon Group Holdings, Inc.*	39	874
Ring Energy, Inc.*	60	861
Stone Energy Corp.*	23	853
SunCoke Energy, Inc.*	77	829
Newpark Resources, Inc.*	101	818
Green Plains, Inc.	47	790
Halcon Resources Corp.*	155	755
Archrock, Inc.	84	735
Keane Group, Inc.*	47	696
Bonanza Creek Energy, Inc.*	24	665
Par Pacific Holdings, Inc.*	38	652
SandRidge Energy, Inc.*	42	609
Penn Virginia Corp.*	17	596
Renewable Energy Group, Inc.*	46	589
TerraForm Power, Inc. — Class A	54	579
CVR Energy, Inc.[1]	19	574
Plug Power, Inc.*	272	514
TETRA Technologies, Inc.*	137	514
REX American Resources Corp.*	7	510
Bristow Group, Inc.	39	507
Tellurian, Inc.*	69	497
W&T Offshore, Inc.*	112	496
HighPoint Resources Corp.*	90	457
Matrix Service Co.*	31	425
Abraxas Petroleum Corp.*	183	406
Flotek Industries, Inc.*	66	403
Panhandle Oil and Gas, Inc. — Class A	19	367
FutureFuel Corp.	30	360
Natural Gas Services Group, Inc.*	15	358
Trecora Resources*	24	326
Frank’s International N.V.	60	326
Mammoth Energy Services, Inc.*	10	321
Select Energy Services, Inc. — Class A*	25	315
Basic Energy Services, Inc.*	21	303
TPI Composites, Inc.*	13	292
Earthstone Energy, Inc. — Class A*	28	283
Clean Energy Fuels Corp.*	164	270
Sanchez Energy Corp.*	86	269
Solaris Oilfield Infrastructure, Inc. — Class A*	16	265
Cloud Peak Energy, Inc.*	89	259
Pioneer Energy Services Corp.*	91	246
Evolution Petroleum Corp.	30	242
SilverBow Resources, Inc.*	8	233
Era Group, Inc.*	24	224
CARBO Ceramics, Inc.*	28	203
Lilis Energy, Inc.*	51	203
NCS Multistage Holdings, Inc.*	13	195
Midstates Petroleum Company, Inc.*	13	173
NACCO Industries, Inc. — Class A	5	164
Geospace Technologies Corp.*	16	158
Pacific Ethanol, Inc.*	52	156
Independence Contract Drilling, Inc.*	41	155
Eclipse Resources Corp.*	105	151
Gastar Exploration, Inc.*	216	147
PHI, Inc.*	14	143
Key Energy Services, Inc.*	12	141
Approach Resources, Inc.*	52	136
Energy XXI Gulf Coast, Inc.*	35	134
Hallador Energy Co.	19	131
Vivint Solar, Inc.*	32	117
Gulf Island Fabrication, Inc.	15	106
Isramco, Inc.*	1	104
Parker Drilling Co.*	161	102
Contango Oil & Gas Co.*	28	99
Adams Resources & Energy, Inc.	2	87
EP Energy Corp. — Class A*	46	62
Ranger Energy Services, Inc.*	7	57
Ramaco Resources, Inc.*	7	50
Jones Energy, Inc. — Class A*	60	48
Nabors Industries Ltd.	6	42
Rosehill Resources, Inc.*	3	18

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Westmoreland Coal Co.*	22	$9
Total Energy		86,164

Basic Materials - 0.9%
PolyOne Corp.	96	4,082
Ingevity Corp.*	51	3,758
Sensient Technologies Corp.	53	3,741
Allegheny Technologies, Inc.*	151	3,575
Balchem Corp.	38	3,106
HB Fuller Co.	60	2,984
Commercial Metals Co.	139	2,844
Minerals Technologies, Inc.	42	2,812
U.S. Silica Holdings, Inc.	98	2,501
GCP Applied Technologies, Inc.*	86	2,498
Cleveland-Cliffs, Inc.*	356	2,474
Compass Minerals International, Inc.[1]	41	2,472
Carpenter Technology Corp.	56	2,471
Quaker Chemical Corp.	16	2,370
Ferro Corp.*	100	2,322
Kaiser Aluminum Corp.	20	2,018
Stepan Co.	24	1,996
Tronox Ltd. — Class A	108	1,992
Innospec, Inc.	29	1,989
Coeur Mining, Inc.*	220	1,760
Hecla Mining Co.	471	1,729
Kraton Corp.*	36	1,718
AK Steel Holding Corp.*,1	377	1,708
Neenah Paper, Inc.	20	1,568
A. Schulman, Inc.	34	1,462
Schweitzer-Mauduit International, Inc.	36	1,409
AdvanSix, Inc.*	36	1,252
Materion Corp.	24	1,225
Rayonier Advanced Materials, Inc.	51	1,095
PH Glatfelter Co.	52	1,068
Koppers Holdings, Inc.*	25	1,027
Schnitzer Steel Industries, Inc. — Class A	31	1,003
Century Aluminum Co.*	60	992
KMG Chemicals, Inc.	16	959
Innophos Holdings, Inc.	23	925
Fairmount Santrol Holdings, Inc.*	186	791
CSW Industrials, Inc.*	17	766
Clearwater Paper Corp.*	19	743
Verso Corp. — Class A*	41	690
American Vanguard Corp.	34	687
Kronos Worldwide, Inc.	27	610
OMNOVA Solutions, Inc.*	52	546
Codexis, Inc.*	49	539
Klondex Mines Ltd.*	213	501
PQ Group Holdings, Inc.*	35	489
Hawkins, Inc.	12	422
Landec Corp.*	32	418
Intrepid Potash, Inc.*	113	411
Gold Resource Corp.	63	284
Aceto Corp.	36	274
Uranium Energy Corp.*	164	215
Oil-Dri Corporation of America	5	201
AgroFresh Solutions, Inc.*	26	191
Valhi, Inc.	30	182
Ryerson Holding Corp.*	19	155
Smart Sand, Inc.*	26	151
Shiloh Industries, Inc.*	17	148
United States Lime & Minerals, Inc.	2	146
Orchids Paper Products Co.*,1	11	90
Total Basic Materials		82,555

Utilities - 0.8%
IDACORP, Inc.	61	5,384
WGL Holdings, Inc.	61	5,103
ALLETE, Inc.	61	4,407
Portland General Electric Co.	107	4,335
ONE Gas, Inc.	63	4,159
New Jersey Resources Corp.	103	4,130
Spire, Inc.	57	4,121
Avista Corp.	77	3,946
Southwest Gas Holdings, Inc.	57	3,855
PNM Resources, Inc.	96	3,672
Black Hills Corp.	64	3,475
NorthWestern Corp.	58	3,120
South Jersey Industries, Inc.	96	2,704
Ormat Technologies, Inc.	47	2,650
El Paso Electric Co.	48	2,448
MGE Energy, Inc.	42	2,356
American States Water Co.	44	2,335
California Water Service Group	58	2,161
Otter Tail Corp.	47	2,037
Northwest Natural Gas Co.	34	1,960
Dynegy, Inc.*	132	1,785
Chesapeake Utilities Corp.	19	1,337
NRG Yield, Inc. — Class C	78	1,326
SJW Group	20	1,054
Connecticut Water Service, Inc.	14	847
Unitil Corp.	17	789
Middlesex Water Co.	19	697
NRG Yield, Inc. — Class A	42	691
York Water Co.	15	465
Artesian Resources Corp. — Class A	9	328
Atlantic Power Corp.*	137	288
Ameresco, Inc. — Class A*	22	286
Consolidated Water Company Ltd.	18	262
RGC Resources, Inc.	8	203
Spark Energy, Inc. — Class A	14	166
Global Water Resources, Inc.	12	108
Genie Energy Ltd. — Class B	16	80
Total Utilities		79,070

Diversified - 0.0%
HRG Group, Inc.*	143	2,358

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	36	1,026

Total Common Stocks
(Cost $2,318,770)		2,472,374

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

WARRANTS††† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19	4	$—
Total Warrants
(Cost $—)		—

RIGHTS††- 0.0%
Babcock & Wilcox Enterprises, Inc.
Expires 04/10/18*	53	102
Omthera Pharmaceuticals, Inc.†††,*,2	57	—
Tobira Therapeutics, Inc.†††,*,2	14	—
Dyax Corp. †††,*,2	714	—
Nexstar Media Group, Inc.†††,*,2	85	—
Total Rights
(Cost $85)		102

MUTUAL FUNDS† - 53.4%
Guggenheim Strategy Fund II3	124,509	3,113,965
Guggenheim Strategy Fund I3	80,313	2,011,830
Total Mutual Funds
(Cost $5,124,760)		5,125,795

	Face Amount

REPURCHASE AGREEMENTS††,4 - 14.1%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[5]	$1,019,160	1,019,160
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[5]	333,496	333,496
Total Repurchase Agreements
(Cost $1,352,656)		1,352,656

	Shares

SECURITIES LENDING COLLATERAL†,6 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[7]	58,130	58,130
Total Securities Lending Collateral
(Cost $58,130)		58,130

Total Investments - 93.9%
(Cost $8,854,401)		$9,009,057
Other Assets & Liabilities, net - 6.1%		586,136
Total Net Assets - 100.0%		$9,595,193

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	10	Jun 2018	$764,950	$6,810

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	1.74%	At Maturity	04/30/18	6,152	$9,408,810	$100,867
BNP Paribas	Russell 2000 Index	1.89%	At Maturity	04/30/18	532	812,912	8,431
Goldman Sachs International	Russell 2000 Index	1.74%	At Maturity	04/27/18	631	964,647	(9,013)
						$11,186,369	$100,285

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 29, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,472,374	$—	$—	$—	$—		$2,472,374
Equity Futures Contracts	—	6,810	—	—	—		6,810
Equity Index Swap Agreements	—	—	—	109,298	—		109,298
Mutual Funds	5,125,795	—	—	—	—		5,125,795
Repurchase Agreements	—	—	1,352,656	—	—		1,352,656
Rights	—	—	102	—	—	**	102
Securities Lending Collateral	58,130	—	—	—	—		58,130
Warrants	—	—	—	—	—	**	—
Total Assets	$7,656,299	$6,810	$1,352,758	$109,298	$—		$9,125,165

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Equity Index Swap Agreements	$—	$—	$—	$9,013	$—		$9,013

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$3,064,195	$7,300,001	$(8,350,000)	$3,771	$(6,137)	$2,011,830	80,313	$60,488	$1,390
Guggenheim Strategy Fund II	3,364,931	4,200,000	(4,450,000)	4,709	(5,675)	3,113,965	124,509	75,898	1,824
	$6,429,126	$11,500,001	$(12,800,000)	$8,480	$(11,812)	$5,125,795		$136,386	$3,214

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $56,529 of securities loaned (cost $2,376,985)	$2,530,606
Investments in affiliated issuers, at value (cost $5,124,760)	5,125,795
Repurchase agreements, at value (cost $1,352,656)	1,352,656
Cash	450
Segregated cash with broker	795,000
Unrealized appreciation on swap agreements	109,298
Receivables:
Dividends	13,351
Variation margin	6,250
Fund shares sold	5,300
Interest	202
Securities lending income	137
Total assets	9,939,045

Liabilities:
Unrealized depreciation on swap agreements	9,013
Payable for:
Fund shares redeemed	225,431
Return of securities loaned	58,130
Swap settlement	25,406
Management fees	9,322
Distribution and service fees	3,277
Transfer agent and administrative fees	2,590
Portfolio accounting fees	1,036
Trustees’ fees*	262
Miscellaneous	9,385
Total liabilities	343,852
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,595,193

Net assets consist of:
Paid in capital	$10,411,624
Accumulated net investment loss	(62,716)
Accumulated net realized loss on investments	(1,015,466)
Net unrealized appreciation on investments	261,751
Net assets	$9,595,193

A-Class:
Net assets	$1,399,635
Capital shares outstanding	21,702
Net asset value per share	$64.49
Maximum offering price per share (Net asset value divided by 95.25%)	$67.71

C-Class:
Net assets	$1,017,356
Capital shares outstanding	18,450
Net asset value per share	$55.14

H-Class:
Net assets	$7,178,202
Capital shares outstanding	111,772
Net asset value per share	$64.22

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $15)	$49,599
Dividends from securities of affiliated issuers	136,386
Interest	89,809
Income from securities lending, net	2,606
Total investment income	278,400

Expenses:
Management fees	159,920
Distribution and service fees:
A-Class	3,367
C-Class	13,245
H-Class	37,744
Transfer agent and administrative fees	44,422
Registration fees	26,704
Portfolio accounting fees	17,769
Custodian fees	3,125
Trustees’ fees*	2,839
Line of credit fees	54
Miscellaneous	6,491
Total expenses	315,680
Net investment loss	(37,280)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	269,002
Investments in affiliated issuers	8,480
Distributions received from affiliated investment company shares	3,214
Swap agreements	1,023,601
Futures contracts	720,735
Net realized gain	2,025,032
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(125,758)
Investments in affiliated issuers	(11,812)
Swap agreements	(99,909)
Futures contracts	(34,755)
Net change in unrealized appreciation (depreciation)	(272,234)
Net realized and unrealized gain	1,752,798
Net increase in net assets resulting from operations	$1,715,518

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(37,280)	$(250,197)
Net realized gain (loss) on investments	2,025,032	(1,534,818)
Net change in unrealized appreciation (depreciation) on investments	(272,234)	(242,307)
Net increase (decrease) in net assets resulting from operations	1,715,518	(2,027,322)

Distributions to shareholders from:
Net realized gains
A-Class	—	(89,296)
C-Class	—	(161,707)
H-Class	—	(799,962)
Total distributions to shareholders	—	(1,050,965)

Capital share transactions:
Proceeds from sale of shares
A-Class	754,961	1,237,997
C-Class	383,509	155,476
H-Class	385,816,278	656,240,773
Distributions reinvested
A-Class	—	83,282
C-Class	—	159,867
H-Class	—	795,517
Cost of shares redeemed
A-Class	(687,090)	(832,386)
C-Class	(1,056,980)	(442,235)
H-Class	(388,443,745)	(653,076,024)
Net increase (decrease) from capital share transactions	(3,233,067)	4,322,267
Net increase (decrease) in net assets	(1,517,549)	1,243,980

Net assets:
Beginning of year	11,112,742	9,868,762
End of year	$9,595,193	$11,112,742
Accumulated net investment loss at end of year	$(62,716)	$(30,945)

Capital share activity:
Shares sold
A-Class	11,945	24,980
C-Class	6,741	3,593
H-Class	6,315,966	12,853,203
Shares issued from reinvestment of distributions
A-Class	—	1,620
C-Class	—	3,600
H-Class	—	15,495
Shares redeemed
A-Class	(11,172)	(16,769)
C-Class	(19,256)	(9,755)
H-Class	(6,355,420)	(12,897,361)
Net decrease in shares	(51,196)	(21,394)

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$55.99	$44.78	$58.05	$53.23	$39.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.32)	(.43)	(.39)	(.37)
Net gain (loss) on investments (realized and unrealized)	8.48	16.87	(9.03)	5.41	14.28
Total from investment operations	8.50	16.55	(9.46)	5.02	13.91
Less distributions from:
Net realized gains	—	(5.34)	(3.81)	(.20)	—
Total distributions	—	(5.34)	(3.81)	(.20)	—
Net asset value, end of period	$64.49	$55.99	$44.78	$58.05	$53.23

Total Return[b]	15.18%	38.01%	(16.75%)	9.48%	35.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,400	$1,172	$497	$627	$614
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.62%)	(0.85%)	(0.74%)	(0.78%)
Total expenses[c]	1.72%	1.73%	1.70%	1.70%	1.72%
Portfolio turnover rate	580%	1,315%	971%	830%	472%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$48.24	$39.44	$52.01	$48.08	$35.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.63)	(.73)	(.70)	(.65)
Net gain (loss) on investments (realized and unrealized)	7.30	14.77	(8.03)	4.83	12.95
Total from investment operations	6.90	14.14	(8.76)	4.13	12.30
Less distributions from:
Net realized gains	—	(5.34)	(3.81)	(.20)	—
Total distributions	—	(5.34)	(3.81)	(.20)	—
Net asset value, end of period	$55.14	$48.24	$39.44	$52.01	$48.08

Total Return[b]	14.30%	36.98%	(17.36%)	8.64%	34.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,017	$1,494	$1,322	$1,800	$1,864
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(1.41%)	(1.62%)	(1.49%)	(1.55%)
Total expenses[c]	2.48%	2.47%	2.45%	2.45%	2.47%
Portfolio turnover rate	580%	1,315%	971%	830%	472%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$55.86	$44.75	$57.94	$53.13	$39.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.51)	(.51)	(.40)	(.37)
Net gain (loss) on investments (realized and unrealized)	8.47	16.96	(8.87)	5.41	14.26
Total from investment operations	8.36	16.45	(9.38)	5.01	13.89
Less distributions from:
Net realized gains	—	(5.34)	(3.81)	(.20)	—
Total distributions	—	(5.34)	(3.81)	(.20)	—
Net asset value, end of period	$64.22	$55.86	$44.75	$57.94	$53.13

Total Return[b]	14.97%	37.80%	(16.63%)	9.48%	35.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,178	$8,447	$8,049	$18,596	$19,056
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.98%)	(1.01%)	(0.76%)	(0.81%)
Total expenses[c]	1.72%	1.73%	1.70%	1.70%	1.72%
Portfolio turnover rate	580%	1,315%	971%	830%	472%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a 10.03% performance for the one-year period ended March 29, 2018. Its benchmark, the Russell 2000 Index, returned 11.79% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

The sectors contributing the most to the performance of the underlying index for the period were Health Care and Consumer Discretionary. Energy was the only detractor. The Consumer Staples sector contributed the least.

Nektar Therapeutics, GrubHub, Inc., and Kite Pharma, Inc. were the holdings contributing the most to the performance of the underlying index for the year. U.S. Silica Holdings, Inc., Oasis Petroleum, Inc., and MACOM Technology Solutions Holdings, Inc. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Nektar Therapeutics	0.4%
GrubHub, Inc.	0.2%
Bluebird Bio, Inc.	0.2%
Sage Therapeutics, Inc.	0.2%
MKS Instruments, Inc.	0.2%
Curtiss-Wright Corp.	0.2%
Knight-Swift Transportation Holdings, Inc.	0.2%
Aspen Technology, Inc.	0.2%
EPAM Systems, Inc.	0.2%
Encompass Health Corp.	0.2%
Top Ten Total	2.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	10.03%	9.57%	8.01%
A-Class Shares with sales charge‡	4.81%	8.51%	7.49%
C-Class Shares	9.21%	8.73%	7.14%
C-Class Shares with CDSC§	8.21%	8.73%	7.14%
H-Class Shares	10.03%	9.53%	7.99%
Russell 2000 Index	11.79%	14.45%	11.81%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 50.9%

Financial - 12.4%
MGIC Investment Corp.*	4,281	$55,653
Sterling Bancorp	2,457	55,405
Wintrust Financial Corp.	638	54,900
Umpqua Holdings Corp.	2,551	54,617
Texas Capital Bancshares, Inc.*	576	51,782
Hancock Holding Co.	969	50,097
Primerica, Inc.	513	49,556
Radian Group, Inc.	2,505	47,695
Stifel Financial Corp.	771	45,666
IBERIABANK Corp.	581	45,318
Chemical Financial Corp.	817	44,674
CNO Financial Group, Inc.	1,960	42,473
Cousins Properties, Inc. REIT	4,834	41,959
Home BancShares, Inc.	1,810	41,286
Investors Bancorp, Inc.	2,994	40,838
United Bankshares, Inc.	1,150	40,538
Selective Insurance Group, Inc.	666	40,426
First Industrial Realty Trust, Inc. REIT	1,376	40,220
Gramercy Property Trust REIT	1,850	40,201
Sunstone Hotel Investors, Inc. REIT	2,632	40,059
Essent Group Ltd.*	941	40,049
Ryman Hospitality Properties, Inc. REIT	514	39,809
Healthcare Realty Trust, Inc. REIT	1,418	39,293
Evercore, Inc. — Class A	445	38,804
LaSalle Hotel Properties REIT	1,316	38,177
RLJ Lodging Trust REIT	1,961	38,122
MB Financial, Inc.	937	37,930
UMB Financial Corp.	521	37,715
Valley National Bancorp	2,969	36,994
PotlatchDeltic Corp. REIT	699	36,383
Sabra Health Care REIT, Inc.	2,051	36,200
Ellie Mae, Inc.*	392	36,040
South State Corp.	417	35,570
First Citizens BancShares, Inc. — Class A	85	35,125
Cathay General Bancorp	876	35,023
Washington Federal, Inc.	1,012	35,015
Fulton Financial Corp.	1,971	34,985
Columbia Banking System, Inc.	832	34,902
Glacier Bancorp, Inc.	900	34,542
First Financial Bankshares, Inc.	729	33,753
EastGroup Properties, Inc. REIT	397	32,816
Physicians Realty Trust REIT	2,082	32,417
National Health Investors, Inc. REIT	464	31,223
BancorpSouth Bank	978	31,100
Community Bank System, Inc.	569	30,476
American Equity Investment Life Holding Co.	1,000	29,360
GEO Group, Inc. REIT	1,414	28,945
First Midwest Bancorp, Inc.	1,173	28,844
Education Realty Trust, Inc. REIT	879	28,787
Blackhawk Network Holdings, Inc.*	633	28,295
RLI Corp.	446	28,272
BofI Holding, Inc.*,1	696	28,209
Pebblebrook Hotel Trust REIT	814	27,961
Bank of NT Butterfield & Son Ltd.	623	27,960
Great Western Bancorp, Inc.	685	27,585
Hope Bancorp, Inc.	1,496	27,212
Enstar Group Ltd.*	129	27,122
Simmons First National Corp. — Class A	952	27,084
CVB Financial Corp.	1,190	26,942
United Community Banks, Inc.	841	26,618
STAG Industrial, Inc. REIT	1,094	26,168
Kemper Corp.	459	26,163
Old National Bancorp	1,544	26,094
PS Business Parks, Inc. REIT	229	25,886
Rexford Industrial Realty, Inc. REIT	893	25,709
Urban Edge Properties REIT	1,195	25,513
Washington Real Estate Investment Trust REIT	921	25,143
Xenia Hotels & Resorts, Inc. REIT	1,274	25,123
International Bancshares Corp.	629	24,468
Kennedy-Wilson Holdings, Inc.	1,399	24,343
Trustmark Corp.	776	24,180
DiamondRock Hospitality Co. REIT	2,312	24,137
Acadia Realty Trust REIT	981	24,133
Financial Engines, Inc.	677	23,695
Union Bankshares Corp.	643	23,605
LegacyTexas Financial Group, Inc.	547	23,423
Apollo Commercial Real Estate Finance, Inc. REIT	1,270	22,835
Retail Opportunity Investments Corp. REIT	1,289	22,777
Independent Bank Corp.	312	22,324
Renasant Corp.	524	22,301
Ameris Bancorp	420	22,218
Argo Group International Holdings Ltd.	385	22,099
ServisFirst Bancshares, Inc.	535	21,839
Eagle Bancorp, Inc.*	362	21,666
FCB Financial Holdings, Inc. — Class A*	421	21,513
Terreno Realty Corp. REIT	623	21,500
Invesco Mortgage Capital, Inc. REIT	1,300	21,294
Quality Care Properties, Inc. REIT*	1,093	21,237
HFF, Inc. — Class A	426	21,172
TowneBank	738	21,107
First Financial Bancorp	712	20,897
WageWorks, Inc.*	460	20,792
Banner Corp.	374	20,753
QTS Realty Trust, Inc. — Class A REIT	571	20,682
WesBanco, Inc.	487	20,600
Horace Mann Educators Corp.	473	20,221
Hilltop Holdings, Inc.	848	19,894
Lexington Realty Trust REIT	2,503	19,699
First Merchants Corp.	472	19,682
PRA Group, Inc.*	517	19,646
Waddell & Reed Financial, Inc. — Class A	942	19,038
Chesapeake Lodging Trust REIT	684	19,022
Walker & Dunlop, Inc.	320	19,014
CenterState Bank Corp.	699	18,544
Moelis & Co. — Class A	361	18,357
Capitol Federal Financial, Inc.	1,485	18,340
Provident Financial Services, Inc.	714	18,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Alexander & Baldwin, Inc. REIT	788	$18,226
Pacific Premier Bancorp, Inc.*	453	18,211
Northwest Bancshares, Inc.	1,094	18,117
Berkshire Hills Bancorp, Inc.	463	17,571
NBT Bancorp, Inc.	494	17,527
Mack-Cali Realty Corp. REIT	1,047	17,495
Artisan Partners Asset Management, Inc. — Class A	525	17,483
LTC Properties, Inc. REIT	455	17,290
Westamerica Bancorporation	294	17,076
WSFS Financial Corp.	349	16,717
Summit Hotel Properties, Inc. REIT	1,214	16,523
Four Corners Property Trust, Inc. REIT	714	16,486
Genworth Financial, Inc. — Class A*	5,812	16,448
Park National Corp.	154	15,979
S&T Bancorp, Inc.	398	15,896
First Commonwealth Financial Corp.	1,118	15,797
Agree Realty Corp. REIT	327	15,709
American Assets Trust, Inc. REIT	467	15,602
Independent Bank Group, Inc.	217	15,342
Government Properties Income Trust REIT	1,120	15,299
Heartland Financial USA, Inc.	286	15,172
OceanFirst Financial Corp.	558	14,926
Employers Holdings, Inc.	369	14,926
Third Point Reinsurance Ltd.*	1,062	14,815
Washington Prime Group, Inc. REIT	2,217	14,787
Kite Realty Group Trust REIT	968	14,743
Infinity Property & Casualty Corp.	123	14,563
Boston Private Financial Holdings, Inc.	964	14,508
Sandy Spring Bancorp, Inc.	373	14,458
Select Income REIT	732	14,259
Brookline Bancorp, Inc.	868	14,062
First Busey Corp.	471	13,998
National General Holdings Corp.	568	13,808
Piper Jaffray Cos.	166	13,786
Houlihan Lokey, Inc.	309	13,781
Navigators Group, Inc.	239	13,778
PennyMac Mortgage Investment Trust REIT	764	13,775
Ladder Capital Corp. — Class A REIT	912	13,753
BrightSphere Investment Group plc	871	13,727
Redwood Trust, Inc. REIT	885	13,691
National Storage Affiliates Trust REIT	543	13,618
Cannae Holdings, Inc.*	715	13,485
First BanCorp*	2,220	13,364
LendingClub Corp.*	3,777	13,220
Global Net Lease, Inc. REIT	783	13,217
Seacoast Banking Corporation of Florida*	494	13,076
Safety Insurance Group, Inc.	170	13,065
State Bank Financial Corp.	433	12,994
Lakeland Financial Corp.	279	12,898
Tompkins Financial Corp.	169	12,803
Monmouth Real Estate Investment Corp. REIT	849	12,769
Encore Capital Group, Inc.*	277	12,520
Beneficial Bancorp, Inc.	805	12,518
RE/MAX Holdings, Inc. — Class A	206	12,453
WisdomTree Investments, Inc.	1,333	12,224
AMERISAFE, Inc.	220	12,155
AmTrust Financial Services, Inc.	986	12,138
Kearny Financial Corp.	929	12,077
CYS Investments, Inc. REIT	1,789	12,022
Enterprise Financial Services Corp.	256	12,006
MBIA, Inc.*	1,295	11,992
City Holding Co.	174	11,929
United Fire Group, Inc.	248	11,869
CareTrust REIT, Inc.	884	11,846
First Interstate BancSystem, Inc. — Class A	296	11,707
MainSource Financial Group, Inc.	286	11,626
First Bancorp	325	11,586
Meta Financial Group, Inc.	106	11,575
Nelnet, Inc. — Class A	220	11,530
Universal Insurance Holdings, Inc.	360	11,484
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	586	11,427
Ramco-Gershenson Properties Trust REIT	909	11,235
ARMOUR Residential REIT, Inc.	481	11,198
Hanmi Financial Corp.	364	11,193
Meridian Bancorp, Inc.	555	11,183
Southside Bancshares, Inc.	320	11,117
Aircastle Ltd.	551	10,943
NMI Holdings, Inc. — Class A*	659	10,907
Stewart Information Services Corp.	243	10,677
Seritage Growth Properties REIT[1]	295	10,487
PJT Partners, Inc. — Class A	209	10,471
Heritage Financial Corp.	342	10,465
James River Group Holdings Ltd.	295	10,464
Lakeland Bancorp, Inc.	520	10,322
BancFirst Corp.	194	10,301
Tier REIT, Inc.	551	10,182
Franklin Street Properties Corp. REIT	1,208	10,159
Cohen & Steers, Inc.	248	10,084
ConnectOne Bancorp, Inc.	349	10,051
Easterly Government Properties, Inc. REIT	488	9,955
Chatham Lodging Trust REIT	517	9,901
Preferred Bank/Los Angeles CA	154	9,887
Central Pacific Financial Corp.	347	9,876
Virtus Investment Partners, Inc.	79	9,780
St. Joe Co.*	513	9,670
Customers Bancorp, Inc.*	331	9,649
Banc of California, Inc.[1]	499	9,631
Virtu Financial, Inc. — Class A	291	9,603
Bryn Mawr Bank Corp.	218	9,581
National Bank Holdings Corp. — Class A	287	9,543
Capstead Mortgage Corp. REIT	1,103	9,541
Alexander’s, Inc. REIT	25	9,531
InfraREIT, Inc.	490	9,521
MTGE Investment Corp. REIT	530	9,487
United Financial Bancorp, Inc.	585	9,477
1st Source Corp.	187	9,466
Washington Trust Bancorp, Inc.	174	9,353
Getty Realty Corp. REIT	358	9,029
TrustCo Bank Corp. NY	1,068	9,025

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

HomeStreet, Inc.*	312	$8,939
Independence Realty Trust, Inc. REIT	969	8,895
Stock Yards Bancorp, Inc.	253	8,880
Federal Agricultural Mortgage Corp. — Class C	102	8,876
TriCo Bancshares	238	8,858
Univest Corporation of Pennsylvania	317	8,781
Universal Health Realty Income Trust REIT	146	8,775
CoBiz Financial, Inc.	445	8,722
Flagstar Bancorp, Inc.*	246	8,708
Flushing Financial Corp.	322	8,681
Kinsale Capital Group, Inc.	168	8,623
Carolina Financial Corp.	218	8,563
Enova International, Inc.*	381	8,401
Triumph Bancorp, Inc.*	202	8,322
R1 RCM, Inc.*	1,160	8,282
Ambac Financial Group, Inc.*	525	8,232
Cass Information Systems, Inc.	138	8,212
NorthStar Realty Europe Corp. REIT	629	8,190
Granite Point Mortgage Trust, Inc. REIT	494	8,171
German American Bancorp, Inc.	245	8,171
CBL & Associates Properties, Inc. REIT[1]	1,949	8,127
Hersha Hospitality Trust REIT	449	8,037
Community Trust Bancorp, Inc.	177	8,000
Guaranty Bancorp	282	7,995
FBL Financial Group, Inc. — Class A	115	7,975
National Western Life Group, Inc. — Class A	26	7,927
Horizon Bancorp	264	7,923
Camden National Corp.	178	7,921
Trupanion, Inc.*	261	7,801
Northfield Bancorp, Inc.	499	7,789
New Senior Investment Group, Inc. REIT	948	7,755
iStar, Inc. REIT*	762	7,750
Pennsylvania Real Estate Investment Trust REIT	792	7,643
New York Mortgage Trust, Inc. REIT[1]	1,287	7,632
First of Long Island Corp.	275	7,549
Investment Technology Group, Inc.	380	7,501
Live Oak Bancshares, Inc.	268	7,450
Diamond Hill Investment Group, Inc.	36	7,436
INTL FCStone, Inc.*	174	7,426
Bridge Bancorp, Inc.	218	7,314
World Acceptance Corp.*,1	69	7,266
Investors Real Estate Trust REIT	1,394	7,235
Armada Hoffler Properties, Inc. REIT	517	7,078
Oritani Financial Corp.	458	7,030
Associated Banc-Corp.	280	6,958
Heritage Commerce Corp.	418	6,889
Peapack Gladstone Financial Corp.	203	6,778
Peoples Bancorp, Inc.	191	6,771
Dime Community Bancshares, Inc.	366	6,734
Marcus & Millichap, Inc.*	186	6,707
Saul Centers, Inc. REIT	130	6,626
Urstadt Biddle Properties, Inc. — Class A REIT	342	6,601
Cadence BanCorp	241	6,562
First Defiance Financial Corp.	114	6,534
Opus Bank	232	6,496
PHH Corp.*	611	6,391
First Foundation, Inc.*	344	6,378
CatchMark Timber Trust, Inc. — Class A REIT	501	6,247
Great Southern Bancorp, Inc.	125	6,244
QCR Holdings, Inc.	139	6,234
Mercantile Bank Corp.	187	6,218
Preferred Apartment Communities, Inc. — Class A REIT	438	6,215
Bancorp, Inc.*	568	6,134
FB Financial Corp.*	151	6,129
Nationstar Mortgage Holdings, Inc.*	338	6,070
Hamilton Lane, Inc. — Class A	163	6,069
National Commerce Corp.*	139	6,053
TriState Capital Holdings, Inc.*	258	5,999
Fidelity Southern Corp.	256	5,906
Green Bancorp, Inc.*	261	5,807
Front Yard Residential Corp. REIT	574	5,769
Ashford Hospitality Trust, Inc. REIT	889	5,743
Blue Hills Bancorp, Inc.	275	5,734
First Community Bancshares, Inc.	191	5,701
RMR Group, Inc. — Class A	81	5,666
AG Mortgage Investment Trust, Inc. REIT	324	5,628
Midland States Bancorp, Inc.	178	5,618
Nicolet Bankshares, Inc.*	102	5,617
Greenlight Capital Re Ltd. — Class A*	349	5,602
United Community Financial Corp.	567	5,591
Gladstone Commercial Corp. REIT	322	5,583
Anworth Mortgage Asset Corp. REIT	1,123	5,390
Independent Bank Corp.	235	5,382
Bank of Marin Bancorp	78	5,378
Westwood Holdings Group, Inc.	95	5,367
Maiden Holdings Ltd.	810	5,265
Allegiance Bancshares, Inc.*	134	5,246
Greenhill & Company, Inc.	283	5,236
State Auto Financial Corp.	183	5,228
OFG Bancorp[1]	499	5,215
Veritex Holdings, Inc.*	187	5,174
People’s Utah Bancorp	160	5,168
CorEnergy Infrastructure Trust, Inc. REIT	137	5,143
Waterstone Financial, Inc.	296	5,121
First Financial Corp.	123	5,117
Community Healthcare Trust, Inc. REIT	198	5,096
Ocwen Financial Corp.*	1,236	5,092
Financial Institutions, Inc.	171	5,062
HomeTrust Bancshares, Inc.*	192	5,002
CNB Financial Corp.	170	4,945
NexPoint Residential Trust, Inc. REIT	199	4,943
Access National Corp.	172	4,907
Republic First Bancorp, Inc.*	563	4,898
Equity Bancshares, Inc. — Class A*	125	4,895
UMH Properties, Inc. REIT	359	4,814
Bar Harbor Bankshares	173	4,796

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

West Bancorporation, Inc.	183	$4,685
B. Riley Financial, Inc.	240	4,680
Arrow Financial Corp.	137	4,651
Old Second Bancorp, Inc.	334	4,643
Western Asset Mortgage Capital Corp. REIT	473	4,583
United Insurance Holdings Corp.	238	4,555
Franklin Financial Network, Inc.*	137	4,466
Whitestone REIT — Class B	429	4,457
Atlantic Capital Bancshares, Inc.*	242	4,380
PCSB Financial Corp.*	208	4,364
MidWestOne Financial Group, Inc.	130	4,328
First Mid-Illinois Bancshares, Inc.	117	4,265
FRP Holdings, Inc.*	76	4,256
Republic Bancorp, Inc. — Class A	111	4,251
City Office REIT, Inc.	362	4,185
Sierra Bancorp	157	4,182
First Connecticut Bancorp, Inc.	163	4,173
PennyMac Financial Services, Inc. — Class A*	184	4,168
Farmers & Merchants Bancorp, Inc.	102	4,118
Farmers National Banc Corp.	295	4,086
Cedar Realty Trust, Inc. REIT	1,019	4,015
Orchid Island Capital, Inc. REIT	539	3,972
Health Insurance Innovations, Inc. — Class A*	137	3,959
Dynex Capital, Inc. REIT	596	3,951
Cowen, Inc. — Class A*	299	3,947
Citizens, Inc.*,1	538	3,938
Southern National Bancorp of Virginia, Inc.	247	3,912
Ladenburg Thalmann Financial Services, Inc.	1,190	3,891
Enterprise Bancorp, Inc.	110	3,882
First Bancshares, Inc.	120	3,870
Ares Commercial Real Estate Corp. REIT	310	3,828
Heritage Insurance Holdings, Inc.[1]	250	3,790
Regional Management Corp.*	118	3,757
One Liberty Properties, Inc. REIT	168	3,713
American National Bankshares, Inc.	96	3,610
Peoples Financial Services Corp.	79	3,606
Clifton Bancorp, Inc.	227	3,553
National Bankshares, Inc.	78	3,514
Arlington Asset Investment Corp. — Class A	317	3,500
MedEquities Realty Trust, Inc. REIT	331	3,479
HCI Group, Inc.	91	3,473
Western New England Bancorp, Inc.	320	3,408
First Internet Bancorp	92	3,404
Investors Title Co.	17	3,398
Farmers Capital Bank Corp.	85	3,396
Southern First Bancshares, Inc.*	76	3,382
Altisource Portfolio Solutions S.A.*	126	3,347
Resource Capital Corp. REIT	349	3,319
First Bancorp, Inc.	118	3,302
Global Indemnity Ltd	95	3,279
Old Line Bancshares, Inc.	98	3,234
On Deck Capital, Inc.*	575	3,214
WMIH Corp.*	2,238	3,178
Capital City Bank Group, Inc.	128	3,168
Citizens & Northern Corp.	137	3,163
Redfin Corp.*,1	137	3,128
Summit Financial Group, Inc.	125	3,126
Home Bancorp, Inc.	72	3,108
Sutherland Asset Management Corp. REIT	204	3,091
Hingham Institution for Savings	15	3,090
Farmland Partners, Inc. REIT	369	3,081
Macatawa Bank Corp.	300	3,081
Ashford Hospitality Prime, Inc. REIT	307	2,984
BSB Bancorp, Inc.*	96	2,938
Oppenheimer Holdings, Inc. — Class A	114	2,936
Charter Financial Corp.	143	2,916
Safeguard Scientifics, Inc.*	234	2,866
Marlin Business Services Corp.	101	2,863
Southern Missouri Bancorp, Inc.	78	2,855
Consolidated-Tomoka Land Co.	45	2,828
BankFinancial Corp.	166	2,819
Codorus Valley Bancorp, Inc.	98	2,756
Jernigan Capital, Inc. REIT	152	2,751
EMC Insurance Group, Inc.	101	2,735
Ames National Corp.	99	2,723
Shore Bancshares, Inc.	144	2,716
TPG RE Finance Trust, Inc. REIT	136	2,705
Northrim BanCorp, Inc.	78	2,695
Forestar Group, Inc.*,1	127	2,686
HarborOne Bancorp, Inc.*	152	2,684
GAIN Capital Holdings, Inc.	396	2,673
Territorial Bancorp, Inc.	89	2,640
KKR Real Estate Finance Trust, Inc.	131	2,628
Century Bancorp, Inc. — Class A	33	2,620
Civista Bancshares, Inc.	114	2,606
eHealth, Inc.*	180	2,576
MutualFirst Financial, Inc.	71	2,574
Independence Holding Co.	70	2,496
Great Ajax Corp. REIT	184	2,493
Investar Holding Corp.	96	2,482
Bear State Financial, Inc.	240	2,460
Evans Bancorp, Inc.	53	2,398
Baldwin & Lyons, Inc. — Class B	109	2,398
First Business Financial Services, Inc.	95	2,390
Cherry Hill Mortgage Investment Corp. REIT	135	2,368
ACNB Corp.	80	2,340
Riverview Bancorp, Inc.	247	2,307
Union Bankshares, Inc.	45	2,286
BCB Bancorp, Inc.	146	2,285
Bluerock Residential Growth REIT, Inc.	265	2,253
FNB Bancorp	61	2,244
Penns Woods Bancorp, Inc.	53	2,242
Entegra Financial Corp.*	77	2,233
Central Valley Community Bancorp	114	2,230
Bankwell Financial Group, Inc.	69	2,227
Community Bankers Trust Corp.*	247	2,223

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

MBT Financial Corp.	206	$2,215
Timberland Bancorp, Inc.	72	2,189
Federated National Holding Co.	138	2,176
Pzena Investment Management, Inc. — Class A	195	2,170
MidSouth Bancorp, Inc.	168	2,125
Bank of Commerce Holdings	179	2,085
Orrstown Financial Services, Inc.	86	2,077
Stratus Properties, Inc.*	68	2,054
Premier Financial Bancorp, Inc.	110	2,047
Associated Capital Group, Inc. — Class A	54	2,022
Howard Bancorp, Inc.*	102	2,020
C&F Financial Corp.	38	1,999
Norwood Financial Corp.	66	1,986
Unity Bancorp, Inc.	89	1,958
SmartFinancial, Inc.*	83	1,955
Malvern Bancorp, Inc.*	75	1,950
LCNB Corp.	102	1,938
NI Holdings, Inc.*	116	1,937
First Northwest Bancorp*	114	1,925
Ohio Valley Banc Corp.	46	1,925
Capstar Financial Holdings, Inc.*	102	1,921
Safety Income & Growth, Inc. REIT	120	1,919
SI Financial Group, Inc.	130	1,872
Tiptree, Inc. — Class A	294	1,867
Byline Bancorp, Inc.*	81	1,857
Reliant Bancorp, Inc.	80	1,823
Kingstone Companies, Inc.	105	1,764
Northeast Bancorp	85	1,743
Prudential Bancorp, Inc.	95	1,723
Chemung Financial Corp.	37	1,719
Pacific Mercantile Bancorp*	178	1,700
Community Financial Corp.	45	1,675
Owens Realty Mortgage, Inc. REIT	113	1,648
Peoples Bancorp of North Carolina, Inc.	53	1,628
First Financial Northwest, Inc.	97	1,625
United Security Bancshares	151	1,623
Donegal Group, Inc. — Class A	102	1,612
County Bancorp, Inc.	53	1,548
Clipper Realty, Inc. REIT	182	1,542
Two River Bancorp	83	1,498
ESSA Bancorp, Inc.	102	1,496
Middlefield Banc Corp.	30	1,473
Global Medical REIT, Inc.	209	1,453
Elevate Credit, Inc.*	199	1,409
Parke Bancorp, Inc.	67	1,394
GAMCO Investors, Inc. — Class A	56	1,390
Hallmark Financial Services, Inc.*	155	1,383
Trinity Place Holdings, Inc.*	209	1,358
Provident Bancorp, Inc.*	50	1,328
First Guaranty Bancshares, Inc.	51	1,326
Greene County Bancorp, Inc.	35	1,284
DNB Financial Corp.	36	1,283
Atlas Financial Holdings, Inc.*	121	1,252
Silvercrest Asset Management Group, Inc. — Class A	82	1,246
RBB Bancorp	46	1,213
Provident Financial Holdings, Inc.	65	1,176
Ellington Residential Mortgage REIT	105	1,151
Crawford & Co. — Class B	138	1,134
Old Point Financial Corp.	42	1,108
Maui Land & Pineapple Company, Inc.*	78	909
Impac Mortgage Holdings, Inc.*	113	893
Guaranty Bancshares, Inc.	25	833
Blue Capital Reinsurance Holdings Ltd.	68	830
Transcontinental Realty Investors, Inc.*	19	772
California First National Bancorp	42	664
Rafael Holdings, Inc. — Class B*	101	488
Ominto, Inc.*	160	459
Oconee Federal Financial Corp.	15	432
Medley Management, Inc. — Class A	61	348
Griffin Industrial Realty, Inc.	8	300
Fifth Street Asset Management, Inc.	133	174
RAIT Financial Trust REIT	1,061	171
Total Financial		5,823,962

Consumer, Non-cyclical - 11.4%
Nektar Therapeutics*	1,725	183,298
Bluebird Bio, Inc.*	565	96,474
Sage Therapeutics, Inc.*	483	77,797
Encompass Health Corp.	1,139	65,117
Catalent, Inc.*	1,546	63,479
Insulet Corp.*	673	58,336
Grand Canyon Education, Inc.*	543	56,972
Exact Sciences Corp.*	1,359	54,808
Sarepta Therapeutics, Inc.*	707	52,382
LivaNova plc*	562	49,737
Chemed Corp.	181	49,388
PRA Health Sciences, Inc.*	573	47,536
On Assignment, Inc.*	580	47,490
Cantel Medical Corp.	419	46,681
Masimo Corp.*	520	45,734
Haemonetics Corp.*	618	45,213
Blueprint Medicines Corp.*	491	45,025
Cimpress N.V.*	290	44,863
ICU Medical, Inc.*	175	44,170
Molina Healthcare, Inc.*	527	42,782
Deluxe Corp.	562	41,594
Integra LifeSciences Holdings Corp.*	736	40,730
Globus Medical, Inc. — Class A*	815	40,603
Avexis, Inc.*	322	39,793
Penumbra, Inc.*	339	39,205
Avis Budget Group, Inc.*,1	837	39,205
Ligand Pharmaceuticals, Inc. — Class B*	237	39,143
Neogen Corp.*	575	38,519
Brink’s Co.	531	37,887
Array BioPharma, Inc.*	2,300	37,536
FibroGen, Inc.*	805	37,191
Healthcare Services Group, Inc.	824	35,827
HealthEquity, Inc.*	579	35,053
Green Dot Corp. — Class A*	537	34,454
Aaron’s, Inc.	733	34,158
Adtalem Global Education, Inc.*	697	33,142

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Performance Food Group Co.*	1,106	$33,014
Darling Ingredients, Inc.*	1,898	32,835
Korn/Ferry International	608	31,367
AMN Healthcare Services, Inc.*	546	30,985
Amicus Therapeutics, Inc.*	2,043	30,727
NuVasive, Inc.*	587	30,647
Loxo Oncology, Inc.*	264	30,458
Magellan Health, Inc.*	278	29,774
Insperity, Inc.	419	29,141
Nevro Corp.*	321	27,821
Sanderson Farms, Inc.	233	27,732
Helen of Troy Ltd.*	315	27,405
Halozyme Therapeutics, Inc.*	1,378	26,995
Clovis Oncology, Inc.*	508	26,822
Horizon Pharma plc*	1,887	26,795
Lancaster Colony Corp.	217	26,721
Teladoc, Inc.*	659	26,558
Medicines Co.*,1	800	26,352
Merit Medical Systems, Inc.*	563	25,532
Supernus Pharmaceuticals, Inc.*	556	25,465
United Natural Foods, Inc.*	586	25,163
Halyard Health, Inc.*	542	24,975
Ultragenyx Pharmaceutical, Inc.*	484	24,679
Inogen, Inc.*	198	24,322
LendingTree, Inc.*	74	24,283
Wright Medical Group N.V.*	1,216	24,125
Ironwood Pharmaceuticals, Inc. — Class A*	1,557	24,025
J&J Snack Foods Corp.	174	23,761
Travelport Worldwide Ltd.[1]	1,435	23,448
Vector Group Ltd.[1]	1,135	23,143
Puma Biotechnology, Inc.*	335	22,797
Tenet Healthcare Corp.*	940	22,795
Sotheby’s*	441	22,628
Syneos Health, Inc.*	631	22,400
Myriad Genetics, Inc.*	755	22,310
TriNet Group, Inc.*	479	22,187
ABM Industries, Inc.	647	21,662
Portola Pharmaceuticals, Inc.*	657	21,458
Global Blood Therapeutics, Inc.*	444	21,445
Select Medical Holdings Corp.*	1,242	21,424
AnaptysBio, Inc.*,1	205	21,336
Spark Therapeutics, Inc.*	320	21,309
FTI Consulting, Inc.*	438	21,204
Aerie Pharmaceuticals, Inc.*	389	21,103
WD-40 Co.	160	21,072
Prestige Brands Holdings, Inc.*	617	20,805
Weight Watchers International, Inc.*	323	20,582
Integer Holdings Corp.*	360	20,358
Emergent BioSolutions, Inc.*	386	20,323
CONMED Corp.	317	20,076
Amedisys, Inc.*	331	19,973
Insmed, Inc.*	884	19,908
Monro, Inc.	368	19,725
Cambrex Corp.*	376	19,665
Arena Pharmaceuticals, Inc.*	481	19,000
NxStage Medical, Inc.*	751	18,670
Sangamo Therapeutics, Inc.*	969	18,411
Matthews International Corp. — Class A	361	18,267
Herc Holdings, Inc.*	281	18,251
Boston Beer Company, Inc. — Class A*	96	18,149
B&G Foods, Inc.[1]	759	17,988
Abaxis, Inc.	254	17,938
Corcept Therapeutics, Inc.*	1,053	17,322
Immunomedics, Inc.*	1,181	17,254
Calavo Growers, Inc.[1]	185	17,057
Quidel Corp.*	329	17,046
Fresh Del Monte Produce, Inc.	375	16,965
Acceleron Pharma, Inc.*	433	16,930
Tivity Health, Inc.*	424	16,812
Impax Laboratories, Inc.*	848	16,494
Prothena Corporation plc*	445	16,336
HMS Holdings Corp.*	969	16,318
Central Garden & Pet Co. — Class A*	408	16,161
Spectrum Pharmaceuticals, Inc.*	1,004	16,154
Momenta Pharmaceuticals, Inc.*	874	15,863
Radius Health, Inc.*	441	15,850
Zogenix, Inc.*	395	15,820
Paylocity Holding Corp.*	306	15,676
Repligen Corp.*	433	15,666
Varex Imaging Corp.*	437	15,636
Heron Therapeutics, Inc.*	556	15,346
ACCO Brands Corp.	1,216	15,261
Ensign Group, Inc.	561	14,754
Novocure Ltd.*	672	14,650
Cal-Maine Foods, Inc.*	334	14,596
McGrath RentCorp	270	14,496
Enanta Pharmaceuticals, Inc.*	179	14,483
Innoviva, Inc.*	866	14,436
Esperion Therapeutics, Inc.*	198	14,321
Pacira Pharmaceuticals, Inc.*	459	14,298
Analogic Corp.	146	14,001
Editas Medicine, Inc.*	421	13,956
Dynavax Technologies Corp.*	703	13,955
Universal Corp.	287	13,919
Hostess Brands, Inc.*	925	13,681
MGP Ingredients, Inc.[1]	149	13,349
Foundation Medicine, Inc.*	168	13,230
Xencor, Inc.*	440	13,191
Aimmune Therapeutics, Inc.*	408	12,987
Atara Biotherapeutics, Inc.*	327	12,753
Iovance Biotherapeutics, Inc.*	753	12,726
Hertz Global Holdings, Inc.*	633	12,565
PTC Therapeutics, Inc.*	463	12,529
Strayer Education, Inc.	122	12,328
TrueBlue, Inc.*	473	12,251
Viad Corp.	233	12,221
ImmunoGen, Inc.*	1,153	12,130
National Beverage Corp.	136	12,107
ICF International, Inc.	207	12,099
Intersect ENT, Inc.*	307	12,065
Natus Medical, Inc.*	353	11,878

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Acorda Therapeutics, Inc.*	501	$11,849
Theravance Biopharma, Inc.*	486	11,786
Cardtronics plc — Class A*	528	11,780
Orthofix International N.V.*	200	11,756
AxoGen, Inc.*	322	11,753
Capella Education Co.	134	11,705
Medifast, Inc.	123	11,494
US Physical Therapy, Inc.	141	11,463
EVERTEC, Inc.	699	11,429
BioTelemetry, Inc.*	367	11,395
Diplomat Pharmacy, Inc.*	562	11,324
USANA Health Sciences, Inc.*	131	11,253
LHC Group, Inc.*	181	11,142
OraSure Technologies, Inc.*	655	11,063
MyoKardia, Inc.*	226	11,029
Owens & Minor, Inc.	703	10,932
CBIZ, Inc.*	591	10,786
Andersons, Inc.	312	10,327
iRhythm Technologies, Inc.*	164	10,324
Intra-Cellular Therapies, Inc.*	490	10,314
Career Education Corp.*	783	10,289
Glaukos Corp.*	332	10,236
Kelly Services, Inc. — Class A	352	10,222
Navigant Consulting, Inc.*	531	10,216
Atrion Corp.	16	10,101
Retrophin, Inc.*	451	10,084
Epizyme, Inc.*	567	10,064
Luminex Corp.	474	9,987
MacroGenics, Inc.*	391	9,838
Huron Consulting Group, Inc.*	254	9,677
CytomX Therapeutics, Inc.*	337	9,588
REGENXBIO, Inc.*	319	9,522
Inter Parfums, Inc.	199	9,383
Coca-Cola Bottling Company Consolidated	54	9,324
TherapeuticsMD, Inc.*	1,914	9,321
Alder Biopharmaceuticals, Inc.*	733	9,309
NutriSystem, Inc.	343	9,244
Quad/Graphics, Inc.	363	9,202
Assembly Biosciences, Inc.*	186	9,140
Dean Foods Co.	1,051	9,060
Phibro Animal Health Corp. — Class A	228	9,052
K2M Group Holdings, Inc.*	477	9,039
Kindred Healthcare, Inc.*	984	9,004
Providence Service Corp.*,1	130	8,988
Alarm.com Holdings, Inc.*	237	8,944
Laureate Education, Inc. — Class A*	640	8,800
Revance Therapeutics, Inc.*	280	8,624
Vanda Pharmaceuticals, Inc.*	510	8,593
Cardiovascular Systems, Inc.*	388	8,509
Flexion Therapeutics, Inc.*,1	378	8,471
TG Therapeutics, Inc.*	593	8,421
MiMedx Group, Inc.*,1	1,198	8,350
Anika Therapeutics, Inc.*	166	8,254
Almost Family, Inc.*	147	8,232
AMAG Pharmaceuticals, Inc.*,1	406	8,181
Amphastar Pharmaceuticals, Inc.*	421	7,894
American Public Education, Inc.*	182	7,826
National Healthcare Corp.	129	7,692
Cutera, Inc.*	153	7,688
AtriCure, Inc.*	372	7,633
Cerus Corp.*	1,385	7,590
Novavax, Inc.*	3,611	7,583
CryoLife, Inc.*	372	7,459
Kforce, Inc.	273	7,385
Collegium Pharmaceutical, Inc.*	289	7,384
SpartanNash Co.	425	7,314
Geron Corp.*,1	1,719	7,306
AngioDynamics, Inc.*	422	7,280
Genomic Health, Inc.*	230	7,197
SP Plus Corp.*	200	7,120
RR Donnelley & Sons Co.	811	7,080
STAAR Surgical Co.*	473	7,000
LSC Communications, Inc.	397	6,928
Triple-S Management Corp. — Class B*	265	6,927
Accelerate Diagnostics, Inc.*	302	6,901
Meridian Bioscience, Inc.	482	6,844
Barrett Business Services, Inc.	82	6,796
SUPERVALU, Inc.*	443	6,747
Heidrick & Struggles International, Inc.	214	6,687
Invacare Corp.	376	6,542
LeMaitre Vascular, Inc.	174	6,304
K12, Inc.*	444	6,296
RadNet, Inc.*	428	6,163
Progenics Pharmaceuticals, Inc.*	817	6,095
Rigel Pharmaceuticals, Inc.*	1,710	6,053
La Jolla Pharmaceutical Co.*	203	6,045
Audentes Therapeutics, Inc.*	201	6,040
Heska Corp.*	76	6,009
Madrigal Pharmaceuticals, Inc.*	51	5,956
ZIOPHARM Oncology, Inc.*	1,519	5,954
Tootsie Roll Industries, Inc.	201	5,926
Omeros Corp.*	526	5,875
John B Sanfilippo & Son, Inc.	99	5,729
Five Prime Therapeutics, Inc.*	332	5,704
Ennis, Inc.	289	5,693
RPX Corp.	532	5,687
Surmodics, Inc.*	149	5,669
Resources Connection, Inc.	346	5,605
Lantheus Holdings, Inc.*	352	5,597
Chefs’ Warehouse, Inc.*	241	5,543
WaVe Life Sciences Ltd.*	137	5,494
Ingles Markets, Inc. — Class A	162	5,484
CorVel Corp.*	108	5,459
Karyopharm Therapeutics, Inc.*	406	5,449
BioCryst Pharmaceuticals, Inc.*	1,131	5,395
ANI Pharmaceuticals, Inc.*	92	5,356
NeoGenomics, Inc.*	655	5,345
Achillion Pharmaceuticals, Inc.*	1,431	5,309
Textainer Group Holdings Ltd.*	313	5,305
Lannett Company, Inc.*,1	329	5,280
Synergy Pharmaceuticals, Inc.*,1	2,874	5,259
Central Garden & Pet Co.*	121	5,203

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

PDL BioPharma, Inc.*	1,765	$5,189
Achaogen, Inc.*	396	5,128
Coherus Biosciences, Inc.*	453	5,006
Akebia Therapeutics, Inc.*	517	4,927
Everi Holdings, Inc.*	749	4,921
Eagle Pharmaceuticals, Inc.*	93	4,900
Tejon Ranch Co.*	212	4,899
Forrester Research, Inc.	117	4,850
Aduro Biotech, Inc.*	520	4,836
CRA International, Inc.	92	4,811
Vectrus, Inc.*	129	4,804
Accuray, Inc.*	958	4,790
Carriage Services, Inc. — Class A	172	4,757
Concert Pharmaceuticals, Inc.*	207	4,740
Tactile Systems Technology, Inc.*	149	4,738
Aclaris Therapeutics, Inc.*	268	4,695
e.l.f. Beauty, Inc.*	241	4,668
Abeona Therapeutics, Inc.*	325	4,664
Team, Inc.*,1	339	4,661
Kura Oncology, Inc.*	245	4,594
Cross Country Healthcare, Inc.*	411	4,566
Weis Markets, Inc.	111	4,549
Fate Therapeutics, Inc.*	466	4,548
Akcea Therapeutics, Inc.*	174	4,456
Inovio Pharmaceuticals, Inc.*	941	4,432
Depomed, Inc.*	666	4,389
Hackett Group, Inc.	272	4,368
Community Health Systems, Inc.*,1	1,100	4,356
Adamas Pharmaceuticals, Inc.*,1	182	4,350
Lexicon Pharmaceuticals, Inc.*,1	499	4,276
MediciNova, Inc.*	418	4,272
Rent-A-Center, Inc.[1]	495	4,272
Addus HomeCare Corp.*	87	4,233
Keryx Biopharmaceuticals, Inc.*	1,034	4,229
Stemline Therapeutics, Inc.*	276	4,223
Agenus, Inc.*	872	4,107
Emerald Expositions Events, Inc.	209	4,071
Intellia Therapeutics, Inc.*	192	4,049
Endologix, Inc.*	950	4,019
CAI International, Inc.*	186	3,954
Utah Medical Products, Inc.	40	3,954
ChemoCentryx, Inc.*	285	3,876
Cara Therapeutics, Inc.*	309	3,825
Paratek Pharmaceuticals, Inc.*	291	3,783
Jounce Therapeutics, Inc.*	168	3,755
Surgery Partners, Inc.*	218	3,739
Voyager Therapeutics, Inc.*	196	3,683
Antares Pharma, Inc.*	1,660	3,652
Oxford Immunotec Global plc*	292	3,635
G1 Therapeutics, Inc.*	96	3,557
SEACOR Marine Holdings, Inc.*	187	3,557
Durect Corp.*	1,658	3,548
Celldex Therapeutics, Inc.*	1,520	3,542
Dermira, Inc.*	441	3,524
Cytokinetics, Inc.*	480	3,456
Corbus Pharmaceuticals Holdings, Inc.*,1	563	3,434
Primo Water Corp.*	293	3,431
Natera, Inc.*	369	3,421
ServiceSource International, Inc.*	890	3,391
Corium International, Inc.*	295	3,384
Limoneira Co.	141	3,346
Cadiz, Inc.*	246	3,321
BioScrip, Inc.*	1,343	3,304
Biohaven Pharmaceutical Holding Company Ltd.*	128	3,297
National Research Corp. — Class A	110	3,217
GenMark Diagnostics, Inc.*	589	3,204
Capital Senior Living Corp.*	285	3,064
Franklin Covey Co.*	113	3,040
Great Lakes Dredge & Dock Corp.*	657	3,022
Farmer Brothers Co.*	100	3,020
Idera Pharmaceuticals, Inc.*	1,630	2,999
Pieris Pharmaceuticals, Inc.*	437	2,980
RTI Surgical, Inc.*	632	2,907
MoneyGram International, Inc.*	337	2,905
Medpace Holdings, Inc.*	83	2,898
Rockwell Medical, Inc.*	555	2,892
BioSpecifics Technologies Corp.*	65	2,882
Civitas Solutions, Inc.*	186	2,864
Revlon, Inc. — Class A*	137	2,822
Chimerix, Inc.*	540	2,808
Enzo Biochem, Inc.*	501	2,745
Craft Brew Alliance, Inc.*	146	2,715
BioTime, Inc.*	1,000	2,690
Reata Pharmaceuticals, Inc. — Class A*	131	2,687
Strongbridge Biopharma plc*	303	2,682
Pacific Biosciences of California, Inc.*	1,267	2,597
Care.com, Inc.*	159	2,587
Clearside Biomedical, Inc.*	239	2,564
Kindred Biosciences, Inc.*	292	2,526
Willdan Group, Inc.*	88	2,495
NewLink Genetics Corp.*	335	2,429
Village Super Market, Inc. — Class A	92	2,426
Neos Therapeutics, Inc.*	285	2,365
Invitae Corp.*	492	2,307
ViewRay, Inc.*	355	2,283
Reis, Inc.	105	2,252
Seneca Foods Corp. — Class A*	81	2,244
Calithera Biosciences, Inc.*	355	2,236
Athersys, Inc.*	1,179	2,158
American Renal Associates Holdings, Inc.*	113	2,130
FONAR Corp.*	71	2,116
Aratana Therapeutics, Inc.*	478	2,108
Catalyst Pharmaceuticals, Inc.*	876	2,094
Bellicum Pharmaceuticals, Inc.*	314	2,060
Tocagen, Inc.*	173	2,050
Acacia Research Corp.*	572	2,002
Syros Pharmaceuticals, Inc.*	153	1,986
Ardelyx, Inc.*	385	1,944
Syndax Pharmaceuticals, Inc.*	136	1,935
Minerva Neurosciences, Inc.*	307	1,919
Tetraphase Pharmaceuticals, Inc.*	590	1,811

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Ocular Therapeutix, Inc.*	277	$1,803
CSS Industries, Inc.	103	1,802
Cambium Learning Group, Inc.*	160	1,792
NanoString Technologies, Inc.*	238	1,787
Conatus Pharmaceuticals, Inc.*	304	1,784
Seres Therapeutics, Inc.*	238	1,747
Fortress Biotech, Inc.*	381	1,734
Recro Pharma, Inc.*	156	1,718
Dova Pharmaceuticals, Inc.*	63	1,709
Insys Therapeutics, Inc.*,1	280	1,691
Selecta Biosciences, Inc.*	161	1,641
Sientra, Inc.*	168	1,623
Natural Health Trends Corp.	85	1,616
Teligent, Inc.*	475	1,596
Information Services Group, Inc.*	376	1,572
Nymox Pharmaceutical Corp.*	364	1,540
AAC Holdings, Inc.*	134	1,538
Bridgepoint Education, Inc.*	228	1,537
BG Staffing, Inc.	80	1,519
Veracyte, Inc.*	273	1,518
Athenex, Inc.*	87	1,480
Smart & Final Stores, Inc.*	264	1,465
Quotient Ltd.*	309	1,455
Kala Pharmaceuticals, Inc.*	90	1,425
Pulse Biosciences, Inc.*,1	105	1,421
VBI Vaccines, Inc.*	396	1,386
Otonomy, Inc.*	326	1,369
Collectors Universe, Inc.	87	1,367
Nature’s Sunshine Products, Inc.*	124	1,364
NantKwest, Inc.*	342	1,330
Calyxt, Inc.*	101	1,325
Pendrell Corp.	2	1,290
Anavex Life Sciences Corp.*	450	1,242
Organovo Holdings, Inc.*	1,196	1,232
XBiotech, Inc.*	223	1,193
Merrimack Pharmaceuticals, Inc.	148	1,191
Zynerba Pharmaceuticals, Inc.*	134	1,164
Sienna Biopharmaceuticals, Inc.*	62	1,164
Immune Design Corp.*	350	1,155
Turning Point Brands, Inc.	59	1,147
Protagonist Therapeutics, Inc.*	132	1,134
Miragen Therapeutics, Inc.*	161	1,129
Corvus Pharmaceuticals, Inc.*	97	1,118
Trevena, Inc.*	669	1,097
Alico, Inc.	38	1,034
ARC Document Solutions, Inc.*	463	1,019
Curis, Inc.*	1,528	998
Mersana Therapeutics, Inc.*	62	978
Melinta Therapeutics, Inc.*	118	873
Liberty Tax, Inc.	79	798
Genesis Healthcare, Inc.*	525	793
Ra Pharmaceuticals, Inc.*	144	765
Natural Grocers by Vitamin Cottage, Inc.*	104	745
ConforMIS, Inc.*	506	734
Advaxis, Inc.*	432	730
Viveve Medical, Inc.*	183	670
Versartis, Inc.*	381	629
Novelion Therapeutics, Inc.*	174	609
Matinas BioPharma Holdings, Inc.*	755	577
Axovant Sciences Ltd.*	375	499
Asterias Biotherapeutics, Inc.*	342	496
Ascent Capital Group, Inc. — Class A*	127	467
Ovid therapeutics, Inc.*	62	438
Aileron Therapeutics, Inc.*	48	390
Genocea Biosciences, Inc.*	351	369
Obalon Therapeutics, Inc.*	103	353
vTv Therapeutics, Inc. — Class A*	82	334
Lifeway Foods, Inc.*	54	323
Edge Therapeutics, Inc.*	230	271
CPI Card Group, Inc.*	47	142
Oncocyte Corp.*	44	92
Total Consumer, Non-cyclical		5,381,205

Industrial - 7.4%
Curtiss-Wright Corp.	511	69,021
Knight-Swift Transportation Holdings, Inc.	1,450	66,714
Littelfuse, Inc.	278	57,874
EMCOR Group, Inc.	682	53,148
Louisiana-Pacific Corp.	1,681	48,362
Cree, Inc.*	1,129	45,510
Woodward, Inc.	616	44,143
KLX, Inc.*	603	42,849
John Bean Technologies Corp.	363	41,164
SYNNEX Corp.	335	39,664
Summit Materials, Inc. — Class A*	1,278	38,698
Trinseo S.A.	513	37,988
Dycom Industries, Inc.*	349	37,563
Kennametal, Inc.	933	37,469
Trex Company, Inc.*	342	37,199
MasTec, Inc.*	770	36,228
Rexnord Corp.*	1,204	35,735
EnerSys	510	35,379
Barnes Group, Inc.	581	34,796
Tech Data Corp.*	406	34,563
KapStone Paper and Packaging Corp.	1,005	34,482
Proto Labs, Inc.*	287	33,737
Hillenbrand, Inc.	732	33,599
RBC Bearings, Inc.*	270	33,534
Belden, Inc.	486	33,505
Applied Industrial Technologies, Inc.	444	32,368
Generac Holdings, Inc.*	703	32,275
MSA Safety, Inc.	385	32,047
Tetra Tech, Inc.	646	31,622
TopBuild Corp.*	410	31,373
Moog, Inc. — Class A	369	30,409
Golar LNG Ltd.	1,111	30,397
GATX Corp.	443	30,341
Advanced Energy Industries, Inc.*	459	29,330
II-VI, Inc.*	704	28,794
Vishay Intertechnology, Inc.	1,532	28,495
Itron, Inc.*	395	28,262
Simpson Manufacturing Company, Inc.	477	27,470
KBR, Inc.	1,625	26,309

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Granite Construction, Inc.	459	$25,640
Builders FirstSource, Inc.*	1,276	25,316
Watts Water Technologies, Inc. — Class A	322	25,019
Rogers Corp.*	209	24,984
JELD-WEN Holding, Inc.*	779	23,853
Axon Enterprise, Inc.*	603	23,704
SPX FLOW, Inc.*	479	23,562
Plexus Corp.*	390	23,295
Exponent, Inc.	295	23,202
Universal Forest Products, Inc.	694	22,520
Aerojet Rocketdyne Holdings, Inc.*	800	22,376
Worthington Industries, Inc.	519	22,275
Esterline Technologies Corp.*	303	22,165
Saia, Inc.*	293	22,019
Franklin Electric Company, Inc.	536	21,842
Sanmina Corp.*	830	21,704
Chart Industries, Inc.*	355	20,956
Albany International Corp. — Class A	333	20,879
Masonite International Corp.*	329	20,184
Werner Enterprises, Inc.	551	20,111
Brady Corp. — Class A	538	19,987
Kaman Corp.	321	19,941
Covanta Holding Corp.	1,355	19,648
Mueller Water Products, Inc. — Class A	1,781	19,359
Novanta, Inc.*	371	19,348
Harsco Corp.*	930	19,204
EnPro Industries, Inc.	244	18,881
AAON, Inc.	479	18,681
Cubic Corp.	292	18,571
Forward Air Corp.	343	18,131
Comfort Systems USA, Inc.	427	17,614
Patrick Industries, Inc.*	282	17,442
Benchmark Electronics, Inc.	579	17,283
Boise Cascade Co.	447	17,254
ESCO Technologies, Inc.	294	17,214
Mueller Industries, Inc.	658	17,213
General Cable Corp.	576	17,049
Chicago Bridge & Iron Company N.V.	1,165	16,776
AAR Corp.	374	16,497
TTM Technologies, Inc.*	1,068	16,330
Atlas Air Worldwide Holdings, Inc.*	269	16,261
Methode Electronics, Inc.	414	16,187
American Woodmark Corp.*	163	16,047
SPX Corp.*	494	16,045
Actuant Corp. — Class A	689	16,019
Greenbrier Companies, Inc.[1]	317	15,929
Air Transport Services Group, Inc.*	680	15,858
Hub Group, Inc. — Class A*	377	15,777
Sun Hydraulics Corp.	289	15,479
Greif, Inc. — Class A	295	15,414
Badger Meter, Inc.	325	15,324
Altra Industrial Motion Corp.[1]	332	15,255
Federal Signal Corp.	682	15,018
Raven Industries, Inc.	417	14,616
Triumph Group, Inc.	565	14,238
Apogee Enterprises, Inc.	328	14,219
Standex International Corp.	147	14,016
Matson, Inc.	488	13,976
TriMas Corp.*	528	13,860
Tennant Co.	204	13,811
Astec Industries, Inc.	247	13,629
US Ecology, Inc.	253	13,485
Milacron Holdings Corp.*	666	13,413
OSI Systems, Inc.*	204	13,315
Encore Wire Corp.	234	13,268
Fabrinet*	421	13,211
AZZ, Inc.	300	13,110
Knowles Corp.*	1,019	12,829
Schneider National, Inc. — Class B	484	12,613
Continental Building Products, Inc.*	439	12,534
Gibraltar Industries, Inc.*	368	12,457
Alamo Group, Inc.	110	12,089
Advanced Disposal Services, Inc.*	535	11,920
Kadant, Inc.	125	11,812
KEMET Corp.*	641	11,621
Fitbit, Inc. — Class A*	2,240	11,424
Primoris Services Corp.	456	11,391
FARO Technologies, Inc.*	192	11,213
Lindsay Corp.	121	11,064
Aerovironment, Inc.*	243	11,059
US Concrete, Inc.*	183	11,053
Advanced Drainage Systems, Inc.	414	10,723
Casella Waste Systems, Inc. — Class A*	452	10,568
Manitowoc Company, Inc.*	369	10,502
Multi-Color Corp.	158	10,436
PGT Innovations, Inc.*	559	10,425
Briggs & Stratton Corp.	482	10,320
Marten Transport Ltd.	452	10,306
Sturm Ruger & Company, Inc.	195	10,237
Kratos Defense & Security Solutions, Inc.*	990	10,187
CTS Corp.	370	10,064
Ship Finance International Ltd.	692	9,896
Heartland Express, Inc.	547	9,841
ArcBest Corp.	299	9,583
Chase Corp.	82	9,549
Tutor Perini Corp.*	433	9,548
Lydall, Inc.*	193	9,312
Astronics Corp.*	249	9,288
Columbus McKinnon Corp.	254	9,103
AVX Corp.	534	8,838
NCI Building Systems, Inc.*	487	8,620
Stoneridge, Inc.*	311	8,584
Aegion Corp. — Class A*	374	8,568
Echo Global Logistics, Inc.*	306	8,446
Evoqua Water Technologies Corp.*	394	8,388
Global Brass & Copper Holdings, Inc.	249	8,329
Hyster-Yale Materials Handling, Inc.	119	8,322
CIRCOR International, Inc.	191	8,148
GasLog Ltd.	472	7,764
Atkore International Group, Inc.*	382	7,583
NN, Inc.	312	7,488
Argan, Inc.	169	7,258

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Electro Scientific Industries, Inc.*	372	$7,191
DXP Enterprises, Inc.*	182	7,089
Quanex Building Products Corp.	401	6,977
TimkenSteel Corp.*	459	6,972
Control4 Corp.*	297	6,380
American Outdoor Brands Corp.*	618	6,378
Griffon Corp.	339	6,187
GoPro, Inc. — Class A*,1	1,260	6,035
International Seaways, Inc.*	341	6,002
Gorman-Rupp Co.	205	5,996
Insteel Industries, Inc.	211	5,830
Scorpio Tankers, Inc.	2,927	5,737
MYR Group, Inc.*	185	5,702
Myers Industries, Inc.	268	5,668
SunPower Corp. — Class A*,1	698	5,570
Ply Gem Holdings, Inc.*	256	5,530
Vicor Corp.*	193	5,510
Mesa Laboratories, Inc.	37	5,492
Applied Optoelectronics, Inc.*,1	216	5,413
Tredegar Corp.	300	5,385
Teekay Corp.[1]	661	5,347
Haynes International, Inc.	144	5,344
National Presto Industries, Inc.	57	5,344
NV5 Global, Inc.*	93	5,185
Ichor Holdings Ltd.*	214	5,181
Caesarstone Ltd.	263	5,168
VSE Corp.	99	5,120
Kimball Electronics, Inc.*	308	4,974
Scorpio Bulkers, Inc.	689	4,857
NVE Corp.	55	4,571
DMC Global, Inc.	163	4,360
Covenant Transportation Group, Inc. — Class A*	137	4,087
Park-Ohio Holdings Corp.	102	3,963
Frontline Ltd.[1]	889	3,938
Heritage-Crystal Clean, Inc.*	166	3,909
ZAGG, Inc.*	314	3,831
Mistras Group, Inc.*	200	3,788
Greif, Inc. — Class B	65	3,786
Park Electrochemical Corp.	222	3,738
Ducommun, Inc.*	122	3,706
Vishay Precision Group, Inc.*	117	3,645
Costamare, Inc.	583	3,638
Energous Corp.*,1	217	3,478
Energy Recovery, Inc.*	420	3,452
Sterling Construction Company, Inc.*	300	3,438
Armstrong Flooring, Inc.*	251	3,406
YRC Worldwide, Inc.*	382	3,373
DHT Holdings, Inc.	988	3,359
GP Strategies Corp.*	145	3,284
Hurco Companies, Inc.	71	3,259
American Railcar Industries, Inc.	84	3,142
Layne Christensen Co.*	209	3,118
Gener8 Maritime, Inc.*	546	3,085
Allied Motion Technologies, Inc.	77	3,061
Daseke, Inc.*	295	2,888
Teekay Tankers Ltd. — Class A1	2,332	2,775
Powell Industries, Inc.	102	2,738
Advanced Emissions Solutions, Inc.	231	2,638
Ardmore Shipping Corp.*	344	2,614
Fluidigm Corp.*	447	2,610
Hardinge, Inc.	134	2,455
Graham Corp.	111	2,378
Nordic American Tankers Ltd.	1,223	2,373
LSI Industries, Inc.	285	2,311
LB Foster Co. — Class A*	96	2,261
Hill International, Inc.*	394	2,246
Babcock & Wilcox Enterprises, Inc.*	511	2,233
UFP Technologies, Inc.*	75	2,212
Eagle Bulk Shipping, Inc.*	444	2,198
Olympic Steel, Inc.	106	2,174
Omega Flex, Inc.	33	2,148
Twin Disc, Inc.*	98	2,130
Hudson Technologies, Inc.*	426	2,104
Bel Fuse, Inc. — Class B	111	2,098
Orion Group Holdings, Inc.*	317	2,089
Universal Logistics Holdings, Inc.	96	2,030
Sparton Corp.*	112	1,950
Dorian LPG Ltd.*	260	1,947
Northwest Pipe Co.*	110	1,903
Pure Cycle Corp.*	199	1,881
Lawson Products, Inc.*	74	1,869
FreightCar America, Inc.	139	1,863
Eastern Co.	64	1,824
Forterra, Inc.*	217	1,806
Safe Bulkers, Inc.*	569	1,804
Radiant Logistics, Inc.*	433	1,676
AquaVenture Holdings Ltd.*	134	1,664
Napco Security Technologies, Inc.*	138	1,615
Gencor Industries, Inc.*	100	1,610
Intevac, Inc.*	230	1,587
LSB Industries, Inc.*	253	1,551
CECO Environmental Corp.	346	1,540
Core Molding Technologies, Inc.	85	1,516
IES Holdings, Inc.*	100	1,515
Overseas Shipholding Group, Inc. — Class A*	524	1,488
Iteris, Inc.*	290	1,438
CyberOptics Corp.*	79	1,422
Willis Lease Finance Corp.*	40	1,371
Genco Shipping & Trading Ltd.*	89	1,266
MicroVision, Inc.*	910	1,028
Navios Maritime Holdings, Inc.*	1,059	951
Roadrunner Transportation Systems, Inc.*	355	902
Ampco-Pittsburgh Corp.*	100	890
Akoustis Technologies, Inc.*	139	810
Navios Maritime Acquisition Corp.	953	801
NL Industries, Inc.*	96	754
Aqua Metals, Inc.*	206	534
Revolution Lighting Technologies, Inc.*	143	490
Willbros Group, Inc.*	507	280
Total Industrial		3,483,756

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Consumer, Cyclical - 5.9%
Five Below, Inc.*	625	$45,838
Texas Roadhouse, Inc. — Class A	774	44,722
FirstCash, Inc.	537	43,631
Dana, Inc.	1,681	43,303
Beacon Roofing Supply, Inc.*	782	41,501
Churchill Downs, Inc.	158	38,560
ILG, Inc.	1,229	38,234
Planet Fitness, Inc. — Class A*	1,001	37,808
American Eagle Outfitters, Inc.	1,876	37,389
Cracker Barrel Old Country Store, Inc.[1]	223	35,502
Ollie’s Bargain Outlet Holdings, Inc.*	551	33,225
Marriott Vacations Worldwide Corp.	247	32,900
Deckers Outdoor Corp.*	365	32,861
Tenneco, Inc.	590	32,373
SkyWest, Inc.	586	31,879
Wolverine World Wide, Inc.	1,095	31,645
Boyd Gaming Corp.[1]	961	30,617
SiteOne Landscape Supply, Inc.*	392	30,200
Steven Madden Ltd.	684	30,028
Taylor Morrison Home Corp. — Class A*	1,285	29,915
LCI Industries	282	29,370
Jack in the Box, Inc.	342	29,183
UniFirst Corp.	177	28,612
TRI Pointe Group, Inc.*	1,734	28,490
KB Home	983	27,966
Lithia Motors, Inc. — Class A	273	27,442
Children’s Place, Inc.	199	26,915
Bloomin’ Brands, Inc.	1,078	26,174
Columbia Sportswear Co.	338	25,833
Penn National Gaming, Inc.*	979	25,708
Scientific Games Corp. — Class A*	617	25,667
Anixter International, Inc.*	337	25,528
Allegiant Travel Co. — Class A	146	25,192
Cooper-Standard Holdings, Inc.*	198	24,316
Cheesecake Factory, Inc.[1]	497	23,965
Red Rock Resorts, Inc. — Class A	797	23,336
Hawaiian Holdings, Inc.	603	23,336
RH*,1	233	22,200
Mobile Mini, Inc.	509	22,142
Herman Miller, Inc.	689	22,014
Big Lots, Inc.	493	21,460
PriceSmart, Inc.	255	21,305
Dorman Products, Inc.*	312	20,658
Meritage Homes Corp.*	446	20,182
Dave & Buster’s Entertainment, Inc.*	483	20,160
Navistar International Corp.*	576	20,143
Meritor, Inc.*	969	19,923
iRobot Corp.*	308	19,771
Brinker International, Inc.[1]	538	19,422
Abercrombie & Fitch Co. — Class A	789	19,102
G-III Apparel Group Ltd.*	501	18,878
Pinnacle Entertainment, Inc.*	612	18,452
HNI Corp.	501	18,081
Eldorado Resorts, Inc.*	541	17,853
La Quinta Holdings, Inc.*	943	17,832
Caesars Entertainment Corp.*	1,578	17,753
Callaway Golf Co.	1,081	17,685
Cooper Tire & Rubber Co.	595	17,434
Interface, Inc. — Class A	690	17,388
American Axle & Manufacturing Holdings, Inc.*	1,142	17,381
Papa John’s International, Inc.	300	17,190
DSW, Inc. — Class A	759	17,047
Cavco Industries, Inc.*	98	17,027
La-Z-Boy, Inc.	563	16,862
Triton International Ltd.	545	16,677
Caleres, Inc.	487	16,363
Sleep Number Corp.*	454	15,958
Wingstop, Inc.	337	15,917
Group 1 Automotive, Inc.	230	15,028
Installed Building Products, Inc.*	250	15,013
Rush Enterprises, Inc. — Class A*	352	14,956
BMC Stock Holdings, Inc.*	757	14,799
MDC Holdings, Inc.	520	14,518
Asbury Automotive Group, Inc.*	215	14,512
Gentherm, Inc.*	424	14,395
Guess?, Inc.	693	14,373
Oxford Industries, Inc.	191	14,241
Tailored Brands, Inc.	568	14,234
Fox Factory Holding Corp.*	406	14,169
Wabash National Corp.	676	14,068
H&E Equipment Services, Inc.	365	14,049
LGI Homes, Inc.*	199	14,043
Winnebago Industries, Inc.	365	13,724
Chico’s FAS, Inc.	1,491	13,479
Steelcase, Inc. — Class A	975	13,260
Crocs, Inc.*	805	13,081
Dine Brands Global, Inc.	199	13,050
Dillard’s, Inc. — Class A1	162	13,015
Office Depot, Inc.	5,920	12,728
IMAX Corp.*	648	12,442
International Speedway Corp. — Class A	281	12,392
Modine Manufacturing Co.*	572	12,098
Camping World Holdings, Inc. — Class A	367	11,836
Standard Motor Products, Inc.	248	11,797
SeaWorld Entertainment, Inc.*,1	791	11,730
Belmond Ltd. — Class A*	1,035	11,540
Sonic Corp.	456	11,505
Denny’s Corp.*	742	11,449
Knoll, Inc.	559	11,286
Core-Mark Holding Company, Inc.	528	11,225
Douglas Dynamics, Inc.	255	11,054
J.C. Penney Company, Inc.*	3,586	10,830
Vista Outdoor, Inc.*	662	10,804
Shake Shack, Inc. — Class A*	258	10,741
BJ’s Restaurants, Inc.	233	10,462
GMS, Inc.*	337	10,299
ScanSource, Inc.*	287	10,203
M/I Homes, Inc.*	306	9,746
PetMed Express, Inc.	228	9,519
William Lyon Homes — Class A*	332	9,127

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Genesco, Inc.*	224	$9,094
Liberty TripAdvisor Holdings, Inc. — Class A*	840	9,030
AMC Entertainment Holdings, Inc. — Class A	617	8,669
Red Robin Gourmet Burgers, Inc.*	148	8,584
Universal Electronics, Inc.*	163	8,484
Acushnet Holdings Corp.	364	8,405
Ruth’s Hospitality Group, Inc.	343	8,386
Malibu Boats, Inc. — Class A*	237	7,871
Lumber Liquidators Holdings, Inc.*,1	325	7,774
EZCORP, Inc. — Class A*	577	7,616
Buckle, Inc.[1]	334	7,398
Conn’s, Inc.*	216	7,344
National Vision Holdings, Inc.*	225	7,270
Titan International, Inc.	576	7,263
Kimball International, Inc. — Class B	421	7,174
Century Communities, Inc.*	233	6,978
Spartan Motors, Inc.	396	6,811
Movado Group, Inc.	175	6,720
Wesco Aircraft Holdings, Inc.*	645	6,611
Ethan Allen Interiors, Inc.	287	6,587
Marcus Corp.	217	6,586
Fossil Group, Inc.*	512	6,502
Unifi, Inc.*	178	6,452
Express, Inc.*	892	6,387
Tower International, Inc.	230	6,383
Finish Line, Inc. — Class A	460	6,228
Regis Corp.*	410	6,203
Hibbett Sports, Inc.*	244	5,844
REV Group, Inc.	278	5,771
Beazer Homes USA, Inc.*	360	5,742
Sonic Automotive, Inc. — Class A	292	5,533
Fiesta Restaurant Group, Inc.*	299	5,532
MCBC Holdings, Inc.*	212	5,343
Monarch Casino & Resort, Inc.*	126	5,329
Biglari Holdings, Inc.*	13	5,309
MarineMax, Inc.*	271	5,271
Veritiv Corp.*	134	5,253
Party City Holdco, Inc.*	336	5,242
Zumiez, Inc.*	213	5,091
Titan Machinery, Inc.*	216	5,089
Chuy’s Holdings, Inc.*	193	5,057
Hooker Furniture Corp.	132	4,844
Citi Trends, Inc.	153	4,729
Freshpet, Inc.*	287	4,721
Nautilus, Inc.*	349	4,694
Motorcar Parts of America, Inc.*	219	4,693
Carrols Restaurant Group, Inc.*	399	4,469
Haverty Furniture Companies, Inc.	217	4,373
America’s Car-Mart, Inc.*	83	4,187
Ascena Retail Group, Inc.*	1,995	4,010
Cato Corp. — Class A	269	3,965
Del Taco Restaurants, Inc.*	382	3,958
Culp, Inc.	126	3,849
Systemax, Inc.	134	3,826
Superior Industries International, Inc.	287	3,817
Perry Ellis International, Inc.*	147	3,793
Del Frisco’s Restaurant Group, Inc.*	244	3,721
National CineMedia, Inc.	715	3,711
Daktronics, Inc.	411	3,621
Bassett Furniture Industries, Inc.	117	3,551
Flexsteel Industries, Inc.	89	3,523
Johnson Outdoors, Inc. — Class A	56	3,472
Drive Shack, Inc.*	719	3,437
Barnes & Noble, Inc.	688	3,406
Winmark Corp.	26	3,401
Essendant, Inc.	433	3,377
PC Connection, Inc.	134	3,350
Eros International plc*	307	3,346
Reading International, Inc. — Class A*	195	3,247
Nexeo Solutions, Inc.*	303	3,242
Shoe Carnival, Inc.	134	3,189
Potbelly Corp.*	264	3,181
Zoe’s Kitchen, Inc.*	220	3,177
Miller Industries, Inc.	127	3,175
Barnes & Noble Education, Inc.*	443	3,052
GNC Holdings, Inc. — Class A*,1	784	3,026
Golden Entertainment, Inc.*	129	2,997
Green Brick Partners, Inc.*	274	2,987
RCI Hospitality Holdings, Inc.	105	2,981
Pier 1 Imports, Inc.	925	2,979
PICO Holdings, Inc.*	257	2,943
Bojangles’, Inc.*	203	2,812
Tile Shop Holdings, Inc.	462	2,772
Boot Barn Holdings, Inc.*	150	2,659
Hovnanian Enterprises, Inc. — Class A*	1,428	2,613
AV Homes, Inc.*	140	2,597
Superior Uniform Group, Inc.	98	2,574
Foundation Building Materials, Inc.*	171	2,550
Vera Bradley, Inc.*	234	2,483
Nathan’s Famous, Inc.	33	2,439
Speedway Motorsports, Inc.	135	2,406
Lindblad Expeditions Holdings, Inc.*	233	2,393
Weyco Group, Inc.	71	2,386
Rush Enterprises, Inc. — Class B*	59	2,382
PetIQ, Inc.*	89	2,367
Horizon Global Corp.*	287	2,365
Commercial Vehicle Group, Inc.*	291	2,255
El Pollo Loco Holdings, Inc.*	235	2,232
Blue Bird Corp.*	92	2,180
Francesca’s Holdings Corp.*	430	2,064
Duluth Holdings, Inc. — Class B*	110	2,060
Habit Restaurants, Inc. — Class A*	233	2,050
At Home Group, Inc.*,1	62	1,986
Century Casinos, Inc.*	259	1,932
Red Lion Hotels Corp.*	193	1,882
Kirkland’s, Inc.*	177	1,715
Tilly’s, Inc. — Class A	151	1,706
J Alexander’s Holdings, Inc.*	149	1,706
Sportsman’s Warehouse Holdings, Inc.*	418	1,705
Big 5 Sporting Goods Corp.[1]	235	1,704

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Fogo De Chao, Inc.*	108	$1,701
Escalade, Inc.	122	1,671
EnviroStar, Inc.[1]	42	1,648
Clarus Corp.*	239	1,613
New Home Company, Inc.*	143	1,584
Gaia, Inc.*	101	1,566
Huttig Building Products, Inc.*	276	1,443
Delta Apparel, Inc.*	80	1,442
Build-A-Bear Workshop, Inc. — Class A*	157	1,437
Lifetime Brands, Inc.	114	1,414
Marine Products Corp.	91	1,275
Castle Brands, Inc.*,1	1,028	1,275
Fred’s, Inc. — Class A	417	1,247
Libbey, Inc.	254	1,242
VOXX International Corp. — Class A*	233	1,153
Vitamin Shoppe, Inc.*	247	1,074
Noodles & Co.*	135	1,019
Container Store Group, Inc.*	186	1,012
Hamilton Beach Brands Holding Co. — Class A	47	997
Sequential Brands Group, Inc.*	460	959
PCM, Inc.*	109	905
Empire Resorts, Inc.*	40	690
Iconix Brand Group, Inc.*,1	579	643
J. Jill, Inc.*	144	636
Sears Holdings Corp.*	137	366
Inspired Entertainment, Inc.*	48	264
CompX International, Inc.	19	262
Total Consumer, Cyclical		2,791,993

Technology - 5.5%
MKS Instruments, Inc.	624	72,166
Aspen Technology, Inc.*	845	66,662
EPAM Systems, Inc.*	575	65,849
Nutanix, Inc. — Class A*	1,257	61,731
Paycom Software, Inc.*	571	61,320
Fair Isaac Corp.*	346	58,602
Entegris, Inc.	1,643	57,176
Blackbaud, Inc.	551	56,097
Monolithic Power Systems, Inc.	462	53,486
MAXIMUS, Inc.	742	49,521
Integrated Device Technology, Inc.*	1,550	47,368
2U, Inc.*	556	46,721
Lumentum Holdings, Inc.*	714	45,553
Silicon Laboratories, Inc.*	486	43,691
HubSpot, Inc.*,1	399	43,212
CACI International, Inc. — Class A*	283	42,832
j2 Global, Inc.	538	42,459
Medidata Solutions, Inc.*	651	40,889
Science Applications International Corp.	503	39,636
RealPage, Inc.*	679	34,968
ACI Worldwide, Inc.*	1,347	31,951
Verint Systems, Inc.*	736	31,354
Cabot Microelectronics Corp.	290	31,062
Cirrus Logic, Inc.*	749	30,432
Semtech Corp.*	752	29,366
Envestnet, Inc.*	500	28,650
Callidus Software, Inc.*	783	28,149
Twilio, Inc. — Class A*	719	27,451
Qualys, Inc.*	371	26,990
CommVault Systems, Inc.*	464	26,541
New Relic, Inc.*	354	26,238
Mercury Systems, Inc.*	542	26,189
Allscripts Healthcare Solutions, Inc.*	2,100	25,935
NetScout Systems, Inc.*	976	25,718
Pegasystems, Inc.	424	25,716
Convergys Corp.	1,092	24,701
Cloudera, Inc.*	1,135	24,493
Cornerstone OnDemand, Inc.*	613	23,974
Power Integrations, Inc.	333	22,761
Pure Storage, Inc. — Class A*	1,121	22,364
Brooks Automation, Inc.	798	21,610
Progress Software Corp.[1]	556	21,378
ExlService Holdings, Inc.*	379	21,137
Acxiom Corp.*	917	20,825
Ebix, Inc.	278	20,711
VeriFone Systems, Inc.*	1,292	19,871
MINDBODY, Inc. — Class A*	496	19,294
Box, Inc. — Class A*	935	19,214
Omnicell, Inc.*	433	18,792
Ambarella, Inc.*,1	376	18,420
Five9, Inc.*	616	18,351
Synaptics, Inc.*	400	18,292
Bottomline Technologies de, Inc.*	461	17,864
CSG Systems International, Inc.	386	17,482
Coupa Software, Inc.*	370	16,879
Rambus, Inc.*	1,253	16,828
ManTech International Corp. — Class A	299	16,586
MaxLinear, Inc. — Class A*,1	711	16,175
Virtusa Corp.*	313	15,168
Electronics for Imaging, Inc.*	539	14,731
3D Systems Corp.*,1	1,263	14,638
Cotiviti Holdings, Inc.*	425	14,637
Inphi Corp.*,1	485	14,598
Insight Enterprises, Inc.*	412	14,391
MicroStrategy, Inc. — Class A*	111	14,318
Diodes, Inc.*	451	13,737
Varonis Systems, Inc.*	227	13,734
Diebold Nixdorf, Inc.[1]	874	13,460
Sykes Enterprises, Inc.*	453	13,110
SPS Commerce, Inc.*	195	12,494
MuleSoft, Inc. — Class A*	281	12,358
Hortonworks, Inc.*	591	12,039
Xperi Corp.	566	11,971
Amkor Technology, Inc.*	1,177	11,923
Stratasys Ltd.*	579	11,684
FormFactor, Inc.*	832	11,357
Monotype Imaging Holdings, Inc.	480	10,776
Instructure, Inc.*	253	10,664
MTS Systems Corp.	204	10,537
LivePerson, Inc.*	638	10,431
PROS Holdings, Inc.*	308	10,167
Rudolph Technologies, Inc.*	361	10,000

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Evolent Health, Inc. — Class A*	690	$9,832
Syntel, Inc.*	381	9,727
Cray, Inc.*	463	9,584
Veeco Instruments, Inc.*	546	9,282
Alteryx, Inc. — Class A*	269	9,184
CEVA, Inc.*	252	9,122
Axcelis Technologies, Inc.*	351	8,635
Quality Systems, Inc.*	615	8,395
Carbonite, Inc.*	290	8,352
Lattice Semiconductor Corp.*	1,419	7,904
Inovalon Holdings, Inc. — Class A*	741	7,855
Vocera Communications, Inc.*	334	7,822
MACOM Technology Solutions Holdings, Inc.*	468	7,769
Ultra Clean Holdings, Inc.*	403	7,758
Super Micro Computer, Inc.*	451	7,667
Apptio, Inc. — Class A*	269	7,623
Blackline, Inc.*	194	7,607
CommerceHub, Inc.*	336	7,557
Nanometrics, Inc.*	280	7,532
Everbridge, Inc.*	199	7,283
Cohu, Inc.	319	7,276
Xcerra Corp.*	622	7,246
Workiva, Inc.*	295	6,992
Donnelley Financial Solutions, Inc.*	386	6,628
Photronics, Inc.*	772	6,369
Unisys Corp.*	582	6,256
Synchronoss Technologies, Inc.*	508	5,359
Engility Holdings, Inc.*	210	5,124
USA Technologies, Inc.*	560	5,040
Model N, Inc.*	274	4,946
TTEC Holdings, Inc.	161	4,943
QAD, Inc. — Class A	116	4,831
InnerWorkings, Inc.*	532	4,815
Glu Mobile, Inc.*	1,221	4,603
Tabula Rasa HealthCare, Inc.*	118	4,578
VASCO Data Security International, Inc.*	351	4,545
Benefitfocus, Inc.*	183	4,465
Appfolio, Inc. — Class A*	109	4,453
KeyW Holding Corp.*	558	4,386
Presidio, Inc.*	268	4,192
American Software, Inc. — Class A	314	4,082
Immersion Corp.*	337	4,027
Computer Programs & Systems, Inc.	131	3,825
SMART Global Holdings, Inc.*	76	3,788
PDF Solutions, Inc.*	323	3,766
CommerceHub, Inc.*	159	3,577
Alpha & Omega Semiconductor Ltd.*	230	3,554
MobileIron, Inc.*	660	3,267
pdvWireless, Inc.*	109	3,254
Digi International, Inc.*	309	3,183
AXT, Inc.*	431	3,125
DSP Group, Inc.*	252	2,974
Digimarc Corp.*	120	2,874
Ribbon Communications, Inc.*	549	2,800
Brightcove, Inc.*	395	2,745
Upland Software, Inc.*	95	2,735
Impinj, Inc.*,1	210	2,734
Mitek Systems, Inc.*	368	2,723
Sigma Designs, Inc.*	437	2,709
Castlight Health, Inc. — Class B*	740	2,701
Rosetta Stone, Inc.*	195	2,564
Maxwell Technologies, Inc.*	418	2,479
Kopin Corp.*,1	711	2,218
Agilysys, Inc.*	178	2,122
Amber Road, Inc.*	233	2,074
Simulations Plus, Inc.	126	1,859
EMCORE Corp.*	313	1,784
Avid Technology, Inc.*	385	1,748
Park City Group, Inc.*	152	1,330
Pixelworks, Inc.*	331	1,281
GSI Technology, Inc.*	171	1,267
Quantum Corp.*	330	1,201
StarTek, Inc.*	119	1,164
Eastman Kodak Co.*	191	1,022
ExOne Co.*	130	946
SecureWorks Corp. — Class A*	95	768
Cogint, Inc.*	248	620
NantHealth, Inc.*	184	561
Veritone, Inc.*	33	459
Majesco*	64	324
Radisys Corp.*	426	273
Red Violet, Inc.*	33	202
Tintri, Inc.*	117	200
Total Technology		2,579,052

Communications - 3.2%
GrubHub, Inc.*	993	100,760
Proofpoint, Inc.*	504	57,280
Zendesk, Inc.*	1,153	55,194
RingCentral, Inc. — Class A*	750	47,625
Ciena Corp.*	1,645	42,605
ViaSat, Inc.*,1	624	41,009
Etsy, Inc.*	1,398	39,228
Yelp, Inc. — Class A*	924	38,577
Stamps.com, Inc.*	188	37,797
New York Times Co. — Class A	1,451	34,969
Nexstar Media Group, Inc. — Class A	507	33,715
Shutterfly, Inc.*	384	31,200
InterDigital, Inc.	401	29,514
Sinclair Broadcast Group, Inc. — Class A	825	25,823
Viavi Solutions, Inc.*	2,646	25,719
Vonage Holdings Corp.*	2,378	25,326
Meredith Corp.	459	24,694
Cars.com, Inc.*	832	23,571
Plantronics, Inc.	381	23,001
Chegg, Inc.*	1,113	22,995
Cogent Communications Holdings, Inc.	483	20,962
Finisar Corp.*	1,318	20,838
NETGEAR, Inc.*	361	20,649
GTT Communications, Inc.*	358	20,299
Shenandoah Telecommunications Co.	538	19,368
8x8, Inc.*	1,026	19,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

TiVo Corp.	1,385	$18,767
Infinera Corp.*	1,706	18,527
Oclaro, Inc.*	1,925	18,403
Ubiquiti Networks, Inc.*,1	259	17,819
World Wrestling Entertainment, Inc. — Class A	476	17,141
Groupon, Inc. — Class A*,1	3,927	17,043
Imperva, Inc.*	393	17,017
Q2 Holdings, Inc.*	365	16,626
MSG Networks, Inc. — Class A*	693	15,662
Extreme Networks, Inc.*	1,309	14,491
Entercom Communications Corp. — Class A	1,465	14,137
Trade Desk, Inc. — Class A*	279	13,844
Gannett Company, Inc.	1,300	12,974
Scholastic Corp.	327	12,701
Blucora, Inc.*	513	12,620
ePlus, Inc.*	153	11,888
Quotient Technology, Inc.*	874	11,449
Iridium Communications, Inc.*	969	10,901
Boingo Wireless, Inc.*	440	10,899
Shutterstock, Inc.*	215	10,352
New Media Investment Group, Inc.	592	10,147
Gray Television, Inc.*	783	9,944
NIC, Inc.	741	9,855
CalAmp Corp.*	400	9,152
Perficient, Inc.*	397	9,099
Liberty Media Corporation-Liberty Braves — Class C*	397	9,060
Okta, Inc.*	224	8,926
ADTRAN, Inc.	562	8,739
Acacia Communications, Inc.*	217	8,346
Houghton Mifflin Harcourt Co.*	1,195	8,305
Consolidated Communications Holdings, Inc.	755	8,275
Web.com Group, Inc.*	444	8,036
EW Scripps Co. — Class A	669	8,021
Comtech Telecommunications Corp.	265	7,921
TrueCar, Inc.*	814	7,700
HealthStream, Inc.	299	7,424
ORBCOMM, Inc.*	785	7,355
ATN International, Inc.	122	7,274
Overstock.com, Inc.*,1	194	7,033
Frontier Communications Corp.[1]	909	6,745
Cincinnati Bell, Inc.*	486	6,731
Rapid7, Inc.*	261	6,674
Loral Space & Communications, Inc.*	149	6,206
XO Group, Inc.*	285	5,914
Tucows, Inc. — Class A*	105	5,880
Gogo, Inc.*,1	659	5,687
QuinStreet, Inc.*	427	5,453
Endurance International Group Holdings, Inc.*	674	4,988
MDC Partners, Inc. — Class A*	658	4,738
Globalstar, Inc.*	6,578	4,522
TechTarget, Inc.*	227	4,513
Central European Media Enterprises Ltd. — Class A*	953	4,003
tronc, Inc.*	231	3,793
Limelight Networks, Inc.*	921	3,785
Carvana Co.*	164	3,761
1-800-Flowers.com, Inc. — Class A*	308	3,634
Entravision Communications Corp. — Class A	765	3,595
Lands’ End, Inc.*	153	3,573
Harmonic, Inc.*	923	3,507
Quantenna Communications, Inc.*	255	3,493
Spok Holdings, Inc.	230	3,439
Calix, Inc.*	498	3,411
A10 Networks, Inc.*	579	3,370
Yext, Inc.*	259	3,276
Windstream Holdings, Inc.	2,118	2,986
Daily Journal Corp.*	13	2,970
ChannelAdvisor Corp.*	294	2,675
Zix Corp.*	624	2,664
Liberty Media Corporation-Liberty Braves — Class A*	116	2,637
NeoPhotonics Corp.*,1	382	2,617
Internap Corp.*	234	2,574
HC2 Holdings, Inc.*	480	2,525
VirnetX Holding Corp.*	589	2,327
Preformed Line Products Co.	35	2,278
Ooma, Inc.*	201	2,191
RigNet, Inc.*	154	2,094
Clear Channel Outdoor Holdings, Inc. — Class A	426	2,087
Liquidity Services, Inc.*	298	1,937
Hemisphere Media Group, Inc.*	170	1,912
KVH Industries, Inc.*	181	1,873
WideOpenWest, Inc.*	259	1,852
Hawaiian Telcom Holdco, Inc.*	69	1,841
Telenav, Inc.*	335	1,809
Clearfield, Inc.*	134	1,729
Meet Group, Inc.*	774	1,618
Corindus Vascular Robotics, Inc.*	1,178	1,614
Saga Communications, Inc. — Class A	43	1,602
Intelsat S.A.*	420	1,579
Aerohive Networks, Inc.*	371	1,499
IDT Corp. — Class B*	200	1,254
Leaf Group Ltd.*	149	1,050
Rubicon Project, Inc.*	513	923
DHI Group, Inc.*	561	898
Global Eagle Entertainment, Inc.*	593	872
RealNetworks, Inc.*	281	860
Townsquare Media, Inc. — Class A	102	809
FTD Companies, Inc.*	196	713
Beasley Broadcast Group, Inc. — Class A	57	644
Salem Media Group, Inc. — Class A	135	486
Value Line, Inc.	13	238
Total Communications		1,512,654

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Energy - 1.8%
Delek US Holdings, Inc.	951	$38,706
PDC Energy, Inc.*	764	37,459
Matador Resources Co.*	1,123	33,589
Callon Petroleum Co.*	2,330	30,849
Peabody Energy Corp.	772	28,178
SRC Energy, Inc.*	2,767	26,093
Oasis Petroleum, Inc.*	3,088	25,013
Ensco plc — Class A1	4,943	21,700
Arch Coal, Inc. — Class A	223	20,489
McDermott International, Inc.*	3,274	19,939
Dril-Quip, Inc.*	438	19,622
MRC Global, Inc.*	1,033	16,982
SemGroup Corp. — Class A	767	16,414
Pattern Energy Group, Inc. — Class A	909	15,717
Rowan Companies plc — Class A*	1,348	15,556
Oil States International, Inc.*	589	15,432
Superior Energy Services, Inc.*	1,760	14,837
C&J Energy Services, Inc.*	568	14,666
Carrizo Oil & Gas, Inc.*	895	14,320
NOW, Inc.*	1,237	12,642
Denbury Resources, Inc.*	4,596	12,593
Unit Corp.*	599	11,836
Diamond Offshore Drilling, Inc.*,1	748	10,966
WildHorse Resource Development Corp.*,1	559	10,671
Warrior Met Coal, Inc.	380	10,644
Noble Corporation plc*	2,823	10,473
ProPetro Holding Corp.*	655	10,408
Forum Energy Technologies, Inc.*	931	10,241
Exterran Corp.*	372	9,932
SEACOR Holdings, Inc.*	190	9,709
Helix Energy Solutions Group, Inc.*	1,625	9,409
Ultra Petroleum Corp.*	2,255	9,403
Jagged Peak Energy, Inc.*	663	9,368
Sunrun, Inc.*	987	8,814
Resolute Energy Corp.*,1	249	8,628
California Resources Corp.*	494	8,472
Stone Energy Corp.*	226	8,385
Thermon Group Holdings, Inc.*	372	8,336
Ring Energy, Inc.*	578	8,294
SunCoke Energy, Inc.*	744	8,005
Newpark Resources, Inc.*	973	7,881
Green Plains, Inc.	457	7,677
Halcon Resources Corp.*	1,568	7,636
Keane Group, Inc.*	487	7,208
Archrock, Inc.	808	7,070
Bonanza Creek Energy, Inc.*	235	6,512
Par Pacific Holdings, Inc.*	369	6,336
SandRidge Energy, Inc.*	403	5,847
Penn Virginia Corp.*	165	5,782
Renewable Energy Group, Inc.*	441	5,645
TerraForm Power, Inc. — Class A	525	5,633
CVR Energy, Inc.[1]	182	5,500
Tellurian, Inc.*	699	5,040
Plug Power, Inc.*	2,641	4,991
TETRA Technologies, Inc.*	1,323	4,961
REX American Resources Corp.*	67	4,878
Bristow Group, Inc.	374	4,862
W&T Offshore, Inc.*	1,083	4,798
HighPoint Resources Corp.*	924	4,694
Matrix Service Co.*	304	4,165
Nabors Industries Ltd.	594	4,152
Abraxas Petroleum Corp.*	1,773	3,936
Flotek Industries, Inc.*	640	3,904
Select Energy Services, Inc. — Class A*	306	3,862
Panhandle Oil and Gas, Inc. — Class A	183	3,532
Solaris Oilfield Infrastructure, Inc. — Class A*	210	3,478
FutureFuel Corp.	289	3,465
Natural Gas Services Group, Inc.*	144	3,434
Frank’s International N.V.	576	3,128
Trecora Resources*	227	3,087
Mammoth Energy Services, Inc.*	93	2,982
Basic Energy Services, Inc.*	201	2,902
Earthstone Energy, Inc. — Class A*	285	2,884
TPI Composites, Inc.*	123	2,761
Sanchez Energy Corp.*	837	2,620
Clean Energy Fuels Corp.*	1,578	2,604
Cloud Peak Energy, Inc.*	855	2,488
Pioneer Energy Services Corp.*	880	2,376
SilverBow Resources, Inc.*	81	2,357
Evolution Petroleum Corp.	292	2,351
Era Group, Inc.*	229	2,141
Lilis Energy, Inc.*	494	1,961
CARBO Ceramics, Inc.*	265	1,921
NCS Multistage Holdings, Inc.*	122	1,830
Midstates Petroleum Company, Inc.*	130	1,733
NACCO Industries, Inc. — Class A	46	1,511
Pacific Ethanol, Inc.*	500	1,500
Independence Contract Drilling, Inc.*	395	1,493
Geospace Technologies Corp.*	151	1,490
Eclipse Resources Corp.*	1,010	1,454
Gastar Exploration, Inc.*	2,084	1,423
Key Energy Services, Inc.*	119	1,395
PHI, Inc.*	136	1,393
Energy XXI Gulf Coast, Inc.*	342	1,313
Approach Resources, Inc.*	498	1,300
Hallador Energy Co.	186	1,278
Adams Resources & Energy, Inc.	27	1,175
Vivint Solar, Inc.*	312	1,139
Gulf Island Fabrication, Inc.	158	1,122
Parker Drilling Co.*	1,553	986
Contango Oil & Gas Co.*	273	969
Isramco, Inc.*	9	934
EP Energy Corp. — Class A*	445	596
Ranger Energy Services, Inc.*	68	553
Ramaco Resources, Inc.*	71	511
Jones Energy, Inc. — Class A*	586	469
Rosehill Resources, Inc.*	30	176
Westmoreland Coal Co.*	214	88
Total Energy		846,063

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

Basic Materials - 1.7%
PolyOne Corp.	931	$39,586
Ingevity Corp.*	494	36,403
Sensient Technologies Corp.	514	36,278
Allegheny Technologies, Inc.*	1,452	34,383
Balchem Corp.	366	29,920
HB Fuller Co.	584	29,042
Commercial Metals Co.	1,336	27,335
Minerals Technologies, Inc.	405	27,115
U.S. Silica Holdings, Inc.[1]	945	24,116
GCP Applied Technologies, Inc.*	829	24,082
Cleveland-Cliffs, Inc.*	3,444	23,936
Compass Minerals International, Inc.[1]	393	23,698
Carpenter Technology Corp.	537	23,692
Ferro Corp.*	969	22,500
Quaker Chemical Corp.	150	22,220
Kaiser Aluminum Corp.	192	19,373
Stepan Co.	231	19,215
Tronox Ltd. — Class A	1,039	19,159
Innospec, Inc.	277	19,002
Coeur Mining, Inc.*	2,142	17,136
Hecla Mining Co.	4,555	16,717
AK Steel Holding Corp.*	3,647	16,521
Kraton Corp.*	346	16,508
Neenah Paper, Inc.	191	14,974
A. Schulman, Inc.	330	14,190
Schweitzer-Mauduit International, Inc.	352	13,781
AdvanSix, Inc.*	346	12,034
Materion Corp.	230	11,742
Rayonier Advanced Materials, Inc.	526	11,293
PH Glatfelter Co.	503	10,327
Schnitzer Steel Industries, Inc. — Class A	307	9,931
Koppers Holdings, Inc.*	239	9,823
Century Aluminum Co.*	576	9,527
KMG Chemicals, Inc.	151	9,052
Innophos Holdings, Inc.	224	9,007
Fairmount Santrol Holdings, Inc.*,1	1,793	7,620
CSW Industrials, Inc.*	168	7,568
Clearwater Paper Corp.*	187	7,312
American Vanguard Corp.	333	6,727
Verso Corp. — Class A*	399	6,719
Kronos Worldwide, Inc.	262	5,921
OMNOVA Solutions, Inc.*	499	5,239
Codexis, Inc.*	473	5,203
Klondex Mines Ltd.*	2,060	4,841
PQ Group Holdings, Inc.*	339	4,736
Landec Corp.*	311	4,059
Intrepid Potash, Inc.*	1,101	4,008
Hawkins, Inc.	111	3,902
Gold Resource Corp.	606	2,733
Aceto Corp.	346	2,630
Oil-Dri Corporation of America	58	2,331
Uranium Energy Corp.*	1,577	2,066
AgroFresh Solutions, Inc.*	254	1,867
Valhi, Inc.	291	1,763
United States Lime & Minerals, Inc.	22	1,610
Ryerson Holding Corp.*	187	1,524
Smart Sand, Inc.*	253	1,472
Shiloh Industries, Inc.*	168	1,462
Orchids Paper Products Co.*,1	105	856
Total Basic Materials		797,787

Utilities - 1.6%
IDACORP, Inc.	585	51,638
WGL Holdings, Inc.	593	49,604
ALLETE, Inc.	593	42,844
Portland General Electric Co.	1,035	41,928
New Jersey Resources Corp.	1,000	40,100
ONE Gas, Inc.	604	39,876
Spire, Inc.	546	39,476
Avista Corp.	745	38,181
Southwest Gas Holdings, Inc.	550	37,196
PNM Resources, Inc.	923	35,305
Black Hills Corp.	619	33,612
NorthWestern Corp.	570	30,666
Ormat Technologies, Inc.	466	26,273
South Jersey Industries, Inc.	923	25,992
El Paso Electric Co.	468	23,868
MGE Energy, Inc.	405	22,721
American States Water Co.	420	22,285
California Water Service Group	555	20,674
Otter Tail Corp.	455	19,724
Northwest Natural Gas Co.	330	19,024
Dynegy, Inc.*	1,352	18,279
NRG Yield, Inc. — Class C	755	12,835
Chesapeake Utilities Corp.	182	12,804
SJW Group	189	9,962
Connecticut Water Service, Inc.	137	8,293
Unitil Corp.	166	7,704
Middlesex Water Co.	184	6,753
NRG Yield, Inc. — Class A	403	6,625
York Water Co.	148	4,588
Artesian Resources Corp. — Class A	91	3,320
Ameresco, Inc. — Class A*	217	2,821
Atlantic Power Corp.*	1,324	2,780
Consolidated Water Company Ltd.	170	2,473
RGC Resources, Inc.	77	1,956
Spark Energy, Inc. — Class A	135	1,600
Global Water Resources, Inc.	117	1,049
Genie Energy Ltd. — Class B	157	784
Total Utilities		765,613

Diversified - 0.0%
HRG Group, Inc.*	1,374	22,657

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	352	10,032

Total Common Stocks
(Cost $19,191,063)		24,014,774

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
RUSSELL 2000® FUND

	Shares	Value

RIGHTS†† - 0.0%
Babcock & Wilcox Enterprises, Inc.
Expires 04/10/18*	541	$1,037
Omthera Pharmaceuticals, Inc.†††,*,10	86	—
Tobira Therapeutics, Inc.†††,*,10	141	—
Dyax Corp.†††,*,10	757	—
Nexstar Media Group, Inc.†††,*,10	2,530	—
Total Rights
(Cost $590)		1,037

	Face Amount

FEDERAL AGENCY NOTES†† - 18.0%
Federal Home Loan Bank[2]
1.50% due 10/26/22[3]	$6,000,000	5,993,436
1.70% due 09/13/22[3]	2,500,000	2,496,555
Total Federal Home Loan Bank		8,489,991
Total Federal Agency Notes
(Cost $8,495,667)		8,489,991

FEDERAL AGENCY DISCOUNT NOTES†† - 17.0%
Farmer Mac[2]
1.50% due 04/02/18[4,5]	8,000,000	7,999,667
Total Federal Agency Discount Notes
(Cost $7,999,667)		7,999,667

REPURCHASE AGREEMENTS††,6 - 5.2%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[7]	1,843,787	1,843,787
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[7]	603,336	603,337
Total Repurchase Agreements
(Cost $2,447,124)		2,447,124

	Shares

SECURITIES LENDING COLLATERAL†,8 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[9]	705,775	705,775
Total Securities Lending Collateral
(Cost $705,775)		705,775

Total Investments - 92.6%
(Cost $38,839,886)		$43,658,368
Other Assets & Liabilities, net - 7.4%		3,495,104
Total Net Assets - 100.0%		$47,153,472

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	43	Jun 2018	$3,289,285	$(91,319)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	1.74%	At Maturity	04/30/18	11,424	$17,472,141	$187,310
BNP Paribas	Russell 2000 Index	1.89%	At Maturity	04/30/18	75	114,102	1,183
Goldman Sachs International	Russell 2000 Index	1.74%	At Maturity	04/27/18	1,490	2,279,393	(2,375)
						$19,865,636	$186,118

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
RUSSELL 2000® FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of March 29, 2018.
[10]	Security was fair valued by the Valuation Committee at March 29, 2018. The total market value of fair valued securities amounts to $0 (cost $0) or 0.0% of total net assets.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$24,014,774	$—	$—	$—	$—		$24,014,774
Equity Index Swap Agreements	—	—	—	188,493	—		188,493
Federal Agency Discount Notes	—	—	7,999,667	—	—		7,999,667
Federal Agency Notes	—	—	8,489,991	—	—		8,489,991
Repurchase Agreements	—	—	2,447,124	—	—		2,447,124
Rights	—	—	1,037	—	—	**	1,037
Securities Lending Collateral	705,775	—	—	—	—		705,775
Total Assets	$24,720,549	$—	$18,937,819	$188,493	$—		$43,846,861

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Equity Futures Contracts	$—	$91,319	$—	$—	$—		$91,319
Equity Index Swap Agreements	—	—	—	2,375	—		2,375
Total Liabilities	$—	$91,319	$—	$2,375	$—		$93,694

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $686,182 of securities loaned (cost $36,392,762)	$41,211,244
Repurchase agreements, at value (cost $2,447,124)	2,447,124
Cash	4,600
Segregated cash with broker	2,180,500
Unrealized appreciation on swap agreements	188,493
Receivables:
Fund shares sold	1,865,089
Variation margin	26,875
Dividends	25,902
Interest	18,741
Securities lending income	1,624
Total assets	47,970,192

Liabilities:
Unrealized depreciation on swap agreements	2,375
Payable for:
Return of securities loaned	705,775
Fund shares redeemed	31,859
Management fees	25,589
Distribution and service fees	12,019
Transfer agent and administrative fees	8,530
Portfolio accounting fees	5,118
Swap settlement	1,574
Trustees’ fees*	986
Miscellaneous	22,895
Total liabilities	816,720
Commitments and contingent liabilities (Note 11)	—
Net assets	$47,153,472

Net assets consist of:
Paid in capital	$44,048,256
Accumulated net investment loss	(258)
Accumulated net realized loss on investments	(1,807,807)
Net unrealized appreciation on investments	4,913,281
Net assets	$47,153,472

A-Class:
Net assets	$17,163,024
Capital shares outstanding	392,984
Net asset value per share	$43.67
Maximum offering price per share (Net asset value divided by 95.25%)	$45.85

C-Class:
Net assets	$5,277,475
Capital shares outstanding	134,417
Net asset value per share	$39.26

H-Class:
Net assets	$24,712,973
Capital shares outstanding	567,265
Net asset value per share	$43.57

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $168)	$403,063
Interest	107,238
Income from securities lending, net	33,514
Total investment income	543,815

Expenses:
Management fees	337,551
Distribution and service fees:
A-Class	39,296
C-Class	56,373
H-Class	59,132
Transfer agent and administrative fees	112,518
Portfolio accounting fees	67,512
Registration fees	42,958
Custodian fees	6,249
Trustees’ fees*	4,056
Line of credit fees	27
Miscellaneous	48,381
Total expenses	774,053
Net investment loss	(230,238)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,635,404
Swap agreements	569,052
Futures contracts	258,442
Net realized gain	5,462,898
Net change in unrealized appreciation (depreciation) on:
Investments	(1,346,734)
Swap agreements	67,725
Futures contracts	(112,234)
Foreign currency translations	4
Net change in unrealized appreciation (depreciation)	(1,391,239)
Net realized and unrealized gain	4,071,659
Net increase in net assets resulting from operations	$3,841,421

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(230,238)	$(278,568)
Net realized gain on investments	5,462,898	3,527,181
Net change in unrealized appreciation (depreciation) on investments	(1,391,239)	4,922,762
Net increase in net assets resulting from operations	3,841,421	8,171,375

Distributions to shareholders from:
Net realized gains
A-Class	(742,378)	—
C-Class	(285,936)	—
H-Class	(1,288,340)	—
Total distributions to shareholders	(2,316,654)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	16,782,975	42,192,221
C-Class	3,621,330	10,426,608
H-Class	139,938,149	227,391,879
Distributions reinvested
A-Class	733,345	—
C-Class	262,189	—
H-Class	1,279,527	—
Cost of shares redeemed
A-Class	(15,743,379)	(42,966,394)
C-Class	(4,648,768)	(8,128,543)
H-Class	(146,554,542)	(248,133,883)
Net decrease from capital share transactions	(4,329,174)	(19,218,112)
Net decrease in net assets	(2,804,407)	(11,046,737)

Net assets:
Beginning of year	49,957,879	61,004,616
End of year	$47,153,472	$49,957,879
Accumulated net investment loss at end of year	$(258)	$(7,428)

Capital share activity:
Shares sold
A-Class	386,274	1,104,167
C-Class	91,299	303,834
H-Class	3,211,930	6,113,347
Shares issued from reinvestment of distributions
A-Class	16,694	—
C-Class	6,624	—
H-Class	29,200	—
Shares redeemed
A-Class	(362,101)	(1,109,403)
C-Class	(117,728)	(239,296)
H-Class	(3,383,789)	(6,784,978)
Net decrease in shares	(121,597)	(612,329)

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$41.61	$33.56	$38.88	$37.80	$32.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.21)	(.29)	(.25)	(.27)
Net gain (loss) on investments (realized and unrealized)	4.34	8.26	(4.12)	2.61	7.54
Total from investment operations	4.17	8.05	(4.41)	2.36	7.27
Less distributions from:
Net realized gains	(2.11)	—	(.91)	(1.28)	(1.73)
Total distributions	(2.11)	—	(.91)	(1.28)	(1.73)
Net asset value, end of period	$43.67	$41.61	$33.56	$38.88	$37.80

Total Return[b]	10.03%	23.96%	(11.43%)	6.42%	22.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,163	$14,650	$11,993	$13,920	$3,219
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.54%)	(0.83%)	(0.67%)	(0.77%)
Total expenses	1.63%	1.62%	1.59%	1.57%	1.60%
Portfolio turnover rate	167%	203%	442%	947%	267%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$37.87	$30.78	$36.00	$35.36	$30.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.44)	(.51)	(.60)	(.48)
Net gain (loss) on investments (realized and unrealized)	3.95	7.53	(3.80)	2.52	7.03
Total from investment operations	3.50	7.09	(4.31)	1.92	6.55
Less distributions from:
Net realized gains	(2.11)	—	(.91)	(1.28)	(1.73)
Total distributions	(2.11)	—	(.91)	(1.28)	(1.73)
Net asset value, end of period	$39.26	$37.87	$30.78	$36.00	$35.36

Total Return[b]	9.21%	23.03%	(12.07%)	5.61%	21.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,277	$5,841	$2,760	$4,259	$3,245
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.27%)	(1.56%)	(1.77%)	(1.47%)
Total expenses	2.38%	2.38%	2.35%	2.57%	2.37%
Portfolio turnover rate	167%	203%	442%	947%	267%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$41.51	$33.48	$38.79	$37.73	$32.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.21)	(.35)	(.28)	(.27)
Net gain (loss) on investments (realized and unrealized)	4.36	8.24	(4.05)	2.62	7.48
Total from investment operations	4.17	8.03	(4.40)	2.34	7.21
Less distributions from:
Net realized gains	(2.11)	—	(.91)	(1.28)	(1.73)
Total distributions	(2.11)	—	(.91)	(1.28)	(1.73)
Net asset value, end of period	$43.57	$41.51	$33.48	$38.79	$37.73

Total Return[b]	10.03%	23.95%	(11.43%)	6.37%	22.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,713	$29,466	$46,251	$27,902	$44,185
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.54%)	(0.97%)	(0.77%)	(0.78%)
Total expenses	1.63%	1.63%	1.60%	1.58%	1.59%
Portfolio turnover rate	167%	203%	442%	947%	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -11.52% while the Russell 2000 Index returned 11.79% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Health Care and Consumer Discretionary. Energy was the only detractor. The Consumer Staples sector contributed the least.

Nektar Therapeutics, GrubHub, Inc., and Kite Pharma, Inc. were the holdings contributing the most to the performance of the underlying index for the year. U.S. Silica Holdings, Inc., Oasis Petroleum, Inc., and MACOM Technology Solutions Holdings, Inc. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	13.7%
Guggenheim Strategy Fund I	11.6%
Total	25.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(11.52%)	(13.52%)	(15.77%)
A-Class Shares with sales charge‡	(15.73%)	(14.36%)	(16.18%)
C-Class Shares	(12.24%)	(14.15%)	(16.39%)
C-Class Shares with CDSC§	(13.11%)	(14.15%)	(16.39%)
H-Class Shares	(11.52%)	(13.49%)	(15.75%)
Russell 2000 Index	11.79%	14.45%	11.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the

Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

142 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 25.3%
Guggenheim Strategy Fund II1	24,220	$605,734
Guggenheim Strategy Fund I1	20,395	510,892
Total Mutual Funds
(Cost $1,106,206)		1,116,626

	Face Amount

FEDERAL AGENCY NOTES†† - 31.7%
Federal Farm Credit Bank[2]
1.92% (U.S. Prime Rate - 2.83%) due 09/12/18[3]	$1,000,000	1,001,114
1.79% (U.S. Prime Rate - 2.96%) due 06/01/18[3]	400,000	400,027
Total Federal Agency Notes
(Cost $1,399,961)		1,401,141

REPURCHASE AGREEMENTS††,4 - 42.2%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[5]	$1,401,749	$1,401,749
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[5]	458,689	458,689
Total Repurchase Agreements
(Cost $1,860,438)		1,860,438

Total Investments - 99.2%
(Cost $4,366,605)		$4,378,205
Other Assets & Liabilities, net - 0.8%		33,842
Total Net Assets - 100.0%		$4,412,047

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	6	Jun 2018	$458,970	$22,799

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(1.29%)	At Maturity	04/27/18	2,208	$3,376,243	$23,512
BNP Paribas	Russell 2000 Index	(1.39%)	At Maturity	04/30/18	76	115,655	(1,199)
Barclays Bank plc	Russell 2000 Index	(1.24%)	At Maturity	04/30/18	265	405,602	(4,348)
						$3,897,500	$17,965

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$22,799	$—	$—	$—	$22,799
Equity Index Swap Agreements	—	—	—	23,512	—	23,512
Federal Agency Notes	—	—	1,401,141	—	—	1,401,141
Mutual Funds	1,116,626	—	—	—	—	1,116,626
Repurchase Agreements	—	—	1,860,438	—	—	1,860,438
Total Assets	$1,116,626	$22,799	$3,261,579	$23,512	$—	$4,424,516

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$5,547	$—	$5,547

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$610,653	$—	$(100,000)	$1,235	$(996)	$510,892	20,395	$11,986	$194
Guggenheim Strategy Fund II	605,492	—	—	—	242	605,734	24,220	14,806	324
	$1,216,145	$—	$(100,000)	$1,235	$(754)	$1,116,626		$26,792	$518

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers (cost $1,399,961)	$1,401,141
Investments in affiliated issuers, at value (cost $1,106,206)	1,116,626
Repurchase agreements, at value (cost $1,860,438)	1,860,438
Segregated cash with broker	81,000
Unrealized appreciation on swap agreements	23,512
Receivables:
Dividends	2,376
Interest	1,824
Total assets	4,486,917

Liabilities:
Unrealized depreciation on swap agreements	5,547
Payable for:
Fund shares redeemed	50,833
Management fees	4,262
Swap settlement	3,806
Variation margin	3,750
Distribution and service fees	1,616
Transfer agent and administrative fees	1,184
Portfolio accounting fees	473
Trustees’ fees*	143
Miscellaneous	3,256
Total liabilities	74,870
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,412,047

Net assets consist of:
Paid in capital	$40,899,314
Undistributed net investment income	—
Accumulated net realized loss on investments	(36,539,631)
Net unrealized appreciation on investments	52,364
Net assets	$4,412,047

A-Class:
Net assets	$261,594
Capital shares outstanding	12,516
Net asset value per share	$20.90
Maximum offering price per share (Net asset value divided by 95.25%)	$21.94

C-Class:
Net assets	$607,471
Capital shares outstanding	32,324
Net asset value per share	$18.79

H-Class:
Net assets	$3,542,982
Capital shares outstanding	169,068
Net asset value per share	$20.96

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$26,792
Interest	71,987
Total investment income	98,779

Expenses:
Management fees	73,563
Distribution and service fees:
A-Class	6,717
C-Class	8,200
H-Class	11,667
Transfer agent and administrative fees	20,434
Portfolio accounting fees	8,174
Custodian fees	1,117
Trustees’ fees*	617
Line of credit fees	10
Miscellaneous	16,770
Total expenses	147,269
Net investment loss	(48,490)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	156
Investments in affiliated issuers	1,235
Distributions received from affiliated investment company shares	518
Swap agreements	(1,415,654)
Futures contracts	(313,912)
Net realized loss	(1,727,657)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	191
Investments in affiliated issuers	(754)
Swap agreements	118,138
Futures contracts	190,563
Net change in unrealized appreciation (depreciation)	308,138
Net realized and unrealized loss	(1,419,519)
Net decrease in net assets resulting from operations	$(1,468,009)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,490)	$(131,930)
Net realized loss on investments	(1,727,657)	(3,303,482)
Net change in unrealized appreciation (depreciation) on investments	308,138	93,420
Net decrease in net assets resulting from operations	(1,468,009)	(3,341,992)

Capital share transactions:
Proceeds from sale of shares
A-Class	535,672	14,626,343
C-Class	1,861,101	4,936,900
H-Class	52,064,526	89,823,769
Cost of shares redeemed
A-Class	(8,516,644)	(8,349,515)
C-Class	(2,163,557)	(5,311,313)
H-Class	(53,351,313)	(118,171,227)
Net decrease from capital share transactions	(9,570,215)	(22,445,043)
Net decrease in net assets	(11,038,224)	(25,787,035)

Net assets:
Beginning of year	15,450,271	41,237,306
End of year	$4,412,047	$15,450,271
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(11,033)

Capital share activity:
Shares sold
A-Class	23,638	565,644
C-Class	97,121	224,964
H-Class	2,374,656	3,300,396
Shares redeemed
A-Class	(377,095)	(290,537)
C-Class	(112,797)	(238,561)
H-Class	(2,449,418)	(4,247,427)
Net decrease in shares	(443,895)	(685,521)

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$23.62	$30.76	$29.22	$33.01	$43.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.31)	(.39)	(.46)	(.61)
Net gain (loss) on investments (realized and unrealized)	(2.54)	(6.83)	1.93	(3.33)	(9.59)
Total from investment operations	(2.72)	(7.14)	1.54	(3.79)	(10.20)
Net asset value, end of period	$20.90	$23.62	$30.76	$29.22	$33.01

Total Return[b]	(11.52%)	(23.21)%	5.27%	(11.48%)	(23.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262	$8,645	$2,795	$894	$7,302
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(1.11%)	(1.23%)	(1.40%)	(1.69%)
Total expenses[c]	1.74%	1.71%	1.70%	1.71%	1.72%
Portfolio turnover rate	—	58%	584%	189%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$21.41	$28.07	$26.86	$30.59	$40.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.45)	(.58)	(.63)	(.83)
Net gain (loss) on investments (realized and unrealized)	(2.37)	(6.21)	1.79	(3.10)	(8.88)
Total from investment operations	(2.62)	(6.66)	1.21	(3.73)	(9.71)
Net asset value, end of period	$18.79	$21.41	$28.07	$26.86	$30.59

Total Return[b]	(12.24%)	(23.73%)	4.50%	(12.19%)	(24.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$607	$1,028	$1,729	$1,680	$568
Ratios to average net assets:
Net investment income (loss)	(1.22%)	1.83%	(2.08%)	(2.13%)	(2.45%)
Total expenses[c]	2.48%	2.47%	2.45%	2.45%	2.47%
Portfolio turnover rate	—	58%	584%	189%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$23.69	$30.83	$29.30	$33.11	$43.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.32)	(.41)	(.46)	(.65)
Net gain (loss) on investments (realized and unrealized)	(2.64)	(6.82)	1.94	(3.35)	(9.50)
Total from investment operations	(2.73)	(7.14)	1.53	(3.81)	(10.15)
Net asset value, end of period	$20.96	$23.69	$30.83	$29.30	$33.11

Total Return[b]	(11.52%)	(23.16%)	5.22%	(11.51%)	(23.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,543	$5,777	$36,713	$5,775	$11,691
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(1.14%)	(1.28%)	(1.41%)	(1.69%)
Total expenses[c]	1.72%	1.72%	1.70%	1.70%	1.72%
Portfolio turnover rate	—	58%	584%	189%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split –Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

For the one-year period ended March 29, 2018, Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average. Dow Jones Industrial Average Fund H-Class returned 17.54% while the Dow Jones Industrial Average returned 19.39% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Industrials and Financials. Communications was the only detractor. The Energy sector contributed the least.

Boeing Co., Caterpillar, Inc., and UnitedHealth Group, Inc. were the holdings contributing the most to the performance of the underlying index for the period. International Business Machines Corp., General Electric Co., and Walt Disney Co. detracted the most.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Boeing Co.	7.6%
Goldman Sachs Group, Inc.	5.8%
3M Co.	5.1%
UnitedHealth Group, Inc.	4.9%
Guggenheim Strategy Fund II	4.9%
Home Depot, Inc.	4.1%
Apple, Inc.	3.9%
McDonald's Corp.	3.6%
International Business Machines Corp.	3.5%
Caterpillar, Inc.	3.4%
Top Ten Total	46.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	Since Inception (12/01/15)
A-Class Shares	17.55%	14.71%
A-Class Shares with sales charge‡	11.97%	12.35%
C-Class Shares	16.66%	13.84%
C-Class Shares with CDSC§	15.66%	13.84%
H-Class Shares	17.54%	14.74%
Dow Jones Industrial Average Index	19.39%	16.47%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

150 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value

COMMON STOCKS† - 80.7%

Industrial - 19.2%
Boeing Co.	21,440	$7,029,747
3M Co.	21,440	4,706,509
Caterpillar, Inc.	21,440	3,159,827
United Technologies Corp.	21,440	2,697,581
General Electric Co.	21,440	289,011
Total Industrial		17,882,675

Financial - 16.5%
Goldman Sachs Group, Inc.	21,440	5,399,878
Travelers Companies, Inc.	21,440	2,977,158
Visa, Inc. — Class A	21,440	2,564,653
JPMorgan Chase & Co.	21,440	2,357,757
American Express Co.	21,440	1,999,923
Total Financial		15,299,369

Consumer, Non-cyclical - 12.8%
UnitedHealth Group, Inc.	21,440	4,588,160
Johnson & Johnson	21,440	2,747,536
Procter & Gamble Co.	21,440	1,699,763
Merck & Company, Inc.	21,440	1,167,837
Coca-Cola Co.	21,440	931,139
Pfizer, Inc.	21,440	760,906
Total Consumer, Non-cyclical		11,895,341

Consumer, Cyclical - 11.3%
Home Depot, Inc.	21,440	3,821,465
McDonald’s Corp.	21,445	3,353,569
Walmart, Inc.	21,440	1,907,517
Nike, Inc. — Class B	21,440	1,424,474
Total Consumer, Cyclical		10,507,025

Technology - 10.7%
Apple, Inc.	21,440	3,597,203
International Business Machines Corp.	21,440	3,289,539
Microsoft Corp.	21,440	1,956,829
Intel Corp.	21,440	1,116,595
Total Technology		9,960,166

Communications - 4.4%
Walt Disney Co.	21,445	2,153,936
Verizon Communications, Inc.	21,440	1,025,261
Cisco Systems, Inc.	21,445	919,776
Total Communications		4,098,973

Energy - 4.3%
Chevron Corp.	21,440	2,445,018
Exxon Mobil Corp.	21,440	1,599,638
Total Energy		4,044,656

Basic Materials - 1.5%
DowDuPont, Inc.	21,445	1,366,261

Total Common Stocks
(Cost $62,732,462)		75,054,466

MUTUAL FUNDS† - 6.3%
Guggenheim Strategy Fund II1	182,353	4,560,661
Guggenheim Strategy Fund I1	50,076	1,254,396
Total Mutual Funds
(Cost $5,785,176)		5,815,057

	Face Amount

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
1.61% due 05/31/18[2,3,4]	$500,000	498,633
Total U.S. Treasury Bills
(Cost $498,641)		498,633

REPURCHASE AGREEMENTS††,5 - 0.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[2]	376,718	376,718
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[2]	123,273	123,273
Total Repurchase Agreements
(Cost $499,991)		499,991

Total Investments - 88.0%
(Cost $69,516,270)		$81,868,147
Other Assets & Liabilities, net - 12.0%		11,144,995
Total Net Assets - 100.0%		$93,013,142

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Future Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	47	Jun 2018	$5,670,080	$1,574

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
DOW JONES INDUSTRIAL AVERAGE® FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	2.24%	At Maturity	04/30/18	368	$8,861,537	$40,186
BNP Paribas	Dow Jones Industrial Average Index	2.39%	At Maturity	04/30/18	147	3,546,430	33,059
						$12,407,967	$73,245

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,054,466	$—	$—	$—	$—	$75,054,466
Equity Futures Contracts	—	1,574	—	—	—	1,574
Equity Index Swap Agreements	—	—	—	73,245	—	73,245
Mutual Funds	5,815,057	—	—	—	—	5,815,057
Repurchase Agreements	—	—	499,991	—	—	499,991
U.S. Treasury Bills	—	—	498,633	—	—	498,633
Total Assets	$80,869,523	$1,574	$998,624	$73,245	$—	$81,942,966

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$5,547,747	$4,700,000	$(9,000,000)	$15,544	$(8,895)	$1,254,396	50,076	$102,355	$1,615
Guggenheim Strategy Fund II	5,558,437	1,000,000	(2,000,000)	4,798	(2,574)	4,560,661	182,353	133,756	2,971
	$11,106,184	$5,700,000	$(11,000,000)	$20,342	$(11,469)	$5,815,057		$236,111	$4,586

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $63,231,103)	$75,553,099
Investments in affiliated issuers, at value (cost $5,785,176)	5,815,057
Repurchase agreements, at value (cost $499,991)	499,991
Cash	35,677
Segregated cash with broker	430,600
Unrealized appreciation on swap agreements	73,245
Receivables:
Fund shares sold	13,385,387
Dividends	53,518
Interest	75
Total assets	95,846,649

Liabilities:
Payable for:
Securities purchased	1,972,649
Fund shares redeemed	704,888
Management fees	59,201
Distribution and service fees	21,851
Transfer agent and administrative fees	19,734
Portfolio accounting fees	7,894
Swap settlement	2,930
Trustees’ fees*	2,821
Variation margin	2,388
Miscellaneous	39,151
Total liabilities	2,833,507
Commitments and contingent liabilities (Note 11)	—
Net assets	$93,013,142

Net assets consist of:
Paid in capital	$83,023,824
Undistributed net investment income	170,869
Accumulated net realized loss on investments	(2,608,247)
Net unrealized appreciation on investments	12,426,696
Net assets	$93,013,142

A-Class:
Net assets	$20,952,587
Capital shares outstanding	317,466
Net asset value per share	$66.00
Maximum offering price per share (Net asset value divided by 95.25%)	$69.29

C-Class:
Net assets	$3,294,057
Capital shares outstanding	50,828
Net asset value per share	$64.81

H-Class:
Net assets	$68,766,498
Capital shares outstanding	1,041,309
Net asset value per share	$66.04

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$1,536,404
Dividends from securities of affiliated issuers	236,111
Interest	87,797
Income from securities lending, net	243
Total investment income	1,860,555

Expenses:
Management fees	651,583
Distribution and service fees:
A-Class	56,706
C-Class	24,886
H-Class	154,267
Transfer agent and administrative fees	217,194
Portfolio accounting fees	86,877
Custodian fees	11,701
Trustees’ fees*	7,153
Line of credit fees	828
Miscellaneous	157,137
Total expenses	1,368,332
Net investment income	492,223

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	794,190
Investments in affiliated issuers	20,342
Distributions received from affiliated investment company shares	4,586
Swap agreements	2,081,359
Futures contracts	909,860
Net realized gain	3,810,337
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,226,261
Investments in affiliated issuers	(11,469)
Swap agreements	78,681
Futures contracts	47,862
Net change in unrealized appreciation (depreciation)	8,341,335
Net realized and unrealized gain	12,151,672
Net increase in net assets resulting from operations	$12,643,895

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$492,223	$219,805
Net realized gain on investments	3,810,337	4,537,566
Net change in unrealized appreciation (depreciation) on investments	8,341,335	3,128,777
Net increase in net assets resulting from operations	12,643,895	7,886,148

Distributions to shareholders from:
Net investment income
A-Class	(101,137)	(3,923)
C-Class	(12,519)	(619)
H-Class	(380,379)	(28,476)
Net realized gains
A-Class	(611,820)	(53,197)
C-Class	(75,731)	(8,391)
H-Class	(2,301,060)	(386,186)
Total distributions to shareholders	(3,482,646)	(480,792)

Capital share transactions:
Proceeds from sale of shares
A-Class	75,731,245	37,739,580
C-Class	3,717,620	1,702,969
H-Class	363,797,720	461,245,485
Distributions reinvested
A-Class	643,578	57,061
C-Class	87,895	8,981
H-Class	2,680,374	414,467
Cost of shares redeemed
A-Class	(77,735,070)	(63,683,914)
C-Class	(2,868,035)	(522,595)
H-Class	(346,366,339)	(444,210,303)
Net increase (decrease) from capital share transactions	19,688,988	(7,248,269)
Net increase in net assets	28,850,237	157,087

Net assets:
Beginning of year	64,162,905	64,005,818
End of year	$93,013,142	$64,162,905
Undistributed net investment income at end of year	$170,869	$186,787

Capital share activity:
Shares sold
A-Class	1,203,920	676,602
C-Class	57,539	32,390
H-Class	5,621,174	8,685,078
Shares issued from reinvestment of distributions
A-Class	9,598	1,061
C-Class	1,332	168
H-Class	39,952	7,701
Shares redeemed
A-Class	(1,231,228)	(1,236,579)
C-Class	(45,232)	(10,162)
H-Class	(5,348,913)	(8,345,243)
Net increase (decrease) in shares	308,142	(188,984)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$58.25	$49.60	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.23	(.03)
Net gain (loss) on investments (realized and unrealized)	9.91	8.73	(.37)
Total from investment operations	10.25	8.96	(.40)
Less distributions from:
Net investment income	(.35)	(.02)	—
Net realized gains	(2.15)	(.29)	—
Total distributions	(2.50)	(.31)	—
Net asset value, end of period	$66.00	$58.25	$49.60

Total Return[c]	17.55%	18.10%	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,953	$19,523	$44,351
Ratios to average net assets:
Net investment income (loss)	0.54%	0.44%	(0.21%)
Total expenses[d]	1.56%	1.56%	1.55%
Portfolio turnover rate	168%	668%	98%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$57.66	$49.47	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	9.74	8.61	(.46)
Total from investment operations	9.65	8.50	(.53)
Less distributions from:
Net investment income	(.35)	(.02)	—
Net realized gains	(2.15)	(.29)	—
Total distributions	(2.50)	(.31)	—
Net asset value, end of period	$64.81	$57.66	$49.47

Total Return[c]	16.66%	17.21%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,294	$2,144	$732
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.21%)	(0.43%)
Total expenses[d]	2.30%	2.32%	2.30%
Portfolio turnover rate	168%	668%	98%

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$58.28	$49.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.28	(.03)
Net gain (loss) on investments (realized and unrealized)	9.87	8.72	(.38)
Total from investment operations	10.26	9.00	(.41)
Less distributions from:
Net investment income	(.35)	(.02)	—
Net realized gains	(2.15)	(.29)	—
Total distributions	(2.50)	(.31)	—
Net asset value, end of period	$66.04	$58.28	$49.59

Total Return[c]	17.54%	18.20%	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,766	$42,495	$18,923
Ratios to average net assets:
Net investment income (loss)	0.61%	0.52%	(0.17%)
Total expenses[d]	1.55%	1.57%	1.55%
Portfolio turnover rate	168%	668%	98%

[a]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, the Government Long Bond 1.2x Strategy Fund Investor Class returned 3.01%. The daily price movement of the Long Treasury Bond was 1.44% for the same period. The return of a comparison index, Bloomberg Barclays U.S. Long Treasury Index, was 3.51%. The Fund maintained a daily correlation of over 95% to its benchmark.

Prices of 30-year U.S. Treasurys rose slightly over the period, as yields fell from 3.02% at the end of March 2017 to 2.97% at the end of March 2018. The yield curve flattened over the period, as the Fed hiked the short-term fed funds rate by a quarter point on three occasions during the fiscal year in the face of low inflation.

Rates at the beginning of the period were near period highs, tracking the pro-growth agenda of the new Trump administration. However, long-bond yields began falling after legislative complexities set in. The top long-bond yield for the period occurred in February 2018 (3.22%), following passage of the new tax bill, and the low was in September 2017 (2.66%). The 30-10 year Treasury spread ended the period at 0.20%, the lowest since the financial crisis and indicating at least some market skepticism about a prolonged bout of growth and inflation.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

158 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	78.3%
Guggenheim Strategy Fund II	4.4%
Guggenheim Strategy Fund I	3.3%
Total	86.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	3.01%	3.42%	6.37%
A-Class Shares	2.78%	3.24%	6.18%
A-Class Shares with sales charge‡	(2.10%)	2.24%	5.66%
C-Class Shares	1.97%	2.41%	5.34%
C -Class Shares with CDSC§	0.97%	2.41%	5.34%
Bloomberg Barclays U.S. Long Treasury Bond Index	3.51%	3.29%	5.78%
Daily Price Movement of Long Treasury Bond**	1.44%	0.16%	1.94%
		1 Year	Since Inception (09/18/14)
H-Class Shares		2.74%	4.08%
Bloomberg Barclays U.S. Long Treasury Bond Index		3.51%	4.55%
Daily Price Movement of Long Treasury Bond**		1.44%	1.66%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	March 29, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 7.7%
Guggenheim Strategy Fund II1	214,716	$5,370,039
Guggenheim Strategy Fund I1	158,016	3,958,308
Total Mutual Funds
(Cost $9,277,589)		9,328,347

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 78.3%
U.S. Treasury Bond
3.00% due 02/15/48	$93,800,000	94,312,969
Total U.S. Government Securities
(Cost $91,367,129)		94,312,969

FEDERAL AGENCY DISCOUNT NOTES†† - 12.5%
Farmer Mac[2]
1.50% due 04/02/18[3,4]	15,000,000	14,999,375
Total Federal Agency Discount Notes
(Cost $14,999,375)		14,999,375

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
1.31% due 04/19/18[3,4,5]	1,200,000	1,198,854
Total U.S. Treasury Bills
(Cost $1,199,205)		1,198,854

REPURCHASE AGREEMENTS††,6 - 2.2%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	1,962,699	1,962,699
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	642,248	642,248
Total Repurchase Agreements
(Cost $2,604,947)		2,604,947

Total Investments - 101.7%
(Cost $119,448,245)		$122,444,492
Other Assets & Liabilities, net - (1.7)%		(2,049,139)
Total Net Assets - 100.0%		$120,395,353

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	356	Jun 2018	$57,126,875	$1,867,130

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	All or a portion of this security is pledged as futures collateral at March 29, 2018.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$14,999,375	$—	$14,999,375
Interest Rate Futures Contracts	—	1,867,130	—	—	1,867,130
Mutual Funds	9,328,347	—	—	—	9,328,347
Repurchase Agreements	—	—	2,604,947	—	2,604,947
U.S. Government Securities	—	—	94,312,969	—	94,312,969
U.S. Treasury Bills	—	—	1,198,854	—	1,198,854
Total Assets	$9,328,347	$1,867,130	$113,116,145	$—	$124,311,622

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$5,157,351	$—	$(1,200,000)	$1,952	$(995)	$3,958,308	158,016	$92,448	$1,504
Guggenheim Strategy Fund II	5,467,852	—	(100,000)	200	1,987	5,370,039	214,716	131,797	2,869
	$10,625,203	$—	$(1,300,000)	$2,152	$992	$9,328,347		$224,245	$4,373

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $107,565,709)	$110,511,198
Investments in affiliated issuers, at value (cost $9,277,589)	9,328,347
Repurchase agreements, at value (cost $2,604,947)	2,604,947
Segregated cash with broker	97,434
Receivables:
Fund shares sold	6,798,650
Securities sold	5,831,719
Variation margin	452,882
Interest	393,909
Dividends	20,216
Total assets	136,039,302

Liabilities:
Payable for:
Fund shares redeemed	15,516,138
Management fees	43,126
Transfer agent and administrative fees	17,251
Distribution and service fees	15,511
Portfolio accounting fees	8,625
Trustees’ fees*	2,438
Miscellaneous	40,860
Total liabilities	15,643,949
Commitments and contingent liabilities (Note 11)	—
Net assets	$120,395,353

Net assets consist of:
Paid in capital	$125,168,816
Undistributed net investment income	1,027
Accumulated net realized loss on investments	(9,637,867)
Net unrealized appreciation on investments	4,863,377
Net assets	$120,395,353

Investor Class:
Net assets	$37,495,603
Capital shares outstanding	732,181
Net asset value per share	$51.21

A-Class:
Net assets	$6,157,840
Capital shares outstanding	119,299
Net asset value per share	$51.62
Maximum offering price per share (Net asset value divided by 95.25%)	$54.19

C-Class:
Net assets	$723,561
Capital shares outstanding	14,120
Net asset value per share	$51.24

H-Class:
Net assets	$76,018,349
Capital shares outstanding	1,472,099
Net asset value per share	$51.64

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$224,245
Interest	1,836,956
Total investment income	2,061,201

Expenses:
Management fees	408,213
Distribution and service fees:
A-Class	28,207
C-Class	11,221
H-Class	102,403
Transfer agent and administrative fees	163,287
Portfolio accounting fees	81,642
Registration fees	55,321
Custodian fees	11,142
Trustees’ fees*	7,488
Line of credit fees	1,010
Miscellaneous	69,690
Total expenses	939,624
Net investment income	1,121,577

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(322,776)
Investments in affiliated issuers	2,152
Distributions received from affiliated investment company shares	4,373
Futures contracts	(803,576)
Net realized loss	(1,119,827)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,512,652
Investments in affiliated issuers	992
Futures contracts	1,524,715
Net change in unrealized appreciation (depreciation)	4,038,359
Net realized and unrealized gain	2,918,532
Net increase in net assets resulting from operations	$4,040,109

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,121,577	$1,048,160
Net realized loss on investments	(1,119,827)	(5,485,314)
Net change in unrealized appreciation (depreciation) on investments	4,038,359	(2,028,431)
Net increase (decrease) in net assets resulting from operations	4,040,109	(6,465,585)

Distributions to shareholders from:
Net investment income
Investor Class	(430,939)	(609,269)
A-Class	(148,653)	(128,172)
C-Class	(5,867)	(6,597)
H-Class	(537,560)	(301,653)
Net realized gains
Investor Class	—	(808,891)
A-Class	—	(98,621)
C-Class	—	(79,454)
H-Class	—	(675,371)
Total distributions to shareholders	(1,123,019)	(2,708,028)

Capital share transactions:
Proceeds from sale of shares
Investor Class	480,561,116	1,300,421,018
A-Class	48,006,370	46,105,383
C-Class	3,110,311	7,485,391
H-Class	971,866,710	1,635,285,193
Distributions reinvested
Investor Class	423,760	1,395,924
A-Class	142,406	218,258
C-Class	5,175	81,014
H-Class	537,560	976,087
Cost of shares redeemed
Investor Class	(460,559,815)	(1,329,635,477)
A-Class	(58,360,694)	(39,972,613)
C-Class	(4,201,020)	(8,731,488)
H-Class	(910,224,198)	(1,677,056,978)
Net increase (decrease) from capital share transactions	71,307,681	(63,428,288)
Net increase (decrease) in net assets	74,224,771	(72,601,901)

Net assets:
Beginning of year	46,170,582	118,772,483
End of year	$120,395,353	$46,170,582
Undistributed net investment income at end of year	$1,027	$2,469

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	9,202,147	22,993,824
A-Class	912,601	909,264
C-Class	58,927	131,201
H-Class	18,546,801	28,369,982
Shares issued from reinvestment of distributions
Investor Class	8,102	26,070
A-Class	2,704	4,205
C-Class	99	1,574
H-Class	10,236	18,344
Shares redeemed
Investor Class	(8,804,803)	(23,663,874)
A-Class	(1,107,132)	(763,665)
C-Class	(79,948)	(154,091)
H-Class	(17,322,145)	(28,998,992)
Net increase (decrease) in shares	1,427,589	(1,126,158)

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$50.49	$58.12	$59.12	$45.80	$48.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.70	.76	.63	.61
Net gain (loss) on investments (realized and unrealized)	.72	(5.50)	(.67)	13.34	(2.76)
Total from investment operations	1.52	(4.80)	.09	13.97	(2.15)
Less distributions from:
Net investment income	(.80)	(.72)	(1.09)	(.65)	(.60)
Net realized gains	—	(2.11)	—	—	—
Total distributions	(.80)	(2.83)	(1.09)	(.65)	(.60)
Net asset value, end of period	$51.21	$50.49	$58.12	$59.12	$45.80

Total Return[b]	3.01%	(8.39%)	0.33%	30.66%	(4.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,496	$16,496	$56,419	$61,460	$43,573
Ratios to average net assets:
Net investment income (loss)	1.52%	1.21%	1.39%	1.21%	1.22%
Total expenses[c]	0.98%	0.98%	0.94%	0.95%	0.97%
Portfolio turnover rate	1,468%	2,490%	2,699%	1,932%	2,661%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$50.87	$58.50	$59.47	$46.07	$48.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.63	.64	.51	.48
Net gain (loss) on investments (realized and unrealized)	.74	(5.57)	(.65)	13.42	(2.65)
Total from investment operations	1.43	(4.94)	(.01)	13.93	(2.17)
Less distributions from:
Net investment income	(.68)	(.58)	(.96)	(.53)	(.49)
Net realized gains	—	(2.11)	—	—	—
Total distributions	(.68)	(2.69)	(.96)	(.53)	(.49)
Net asset value, end of period	$51.62	$50.87	$58.50	$59.47	$46.07

Total Return[b]	2.78%	(8.54%)	0.12%	30.37%	(4.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,158	$15,827	$9,438	$3,879	$1,724
Ratios to average net assets:
Net investment income (loss)	1.31%	1.19%	1.16%	0.97%	1.04%
Total expenses[c]	1.23%	1.24%	1.20%	1.20%	1.22%
Portfolio turnover rate	1,468%	2,490%	2,699%	1,932%	2,661%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$50.52	$58.13	$59.09	$45.79	$48.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.13	.22	.13	.12
Net gain (loss) on investments (realized and unrealized)	.73	(5.47)	(.64)	13.30	(2.71)
Total from investment operations	1.00	(5.34)	(.42)	13.43	(2.59)
Less distributions from:
Net investment income	(.28)	(.16)	(.54)	(.13)	(.13)
Net realized gains	—	(2.11)	—	—	—
Total distributions	(.28)	(2.27)	(.54)	(.13)	(.13)
Net asset value, end of period	$51.24	$50.52	$58.13	$59.09	$45.79

Total Return[b]	1.97%	(9.24%)	(0.62%)	29.37%	(5.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$724	$1,770	$3,276	$2,873	$3,198
Ratios to average net assets:
Net investment income (loss)	0.52%	0.22%	0.41%	0.26%	0.34%
Total expenses[c]	1.98%	1.97%	1.95%	1.95%	1.97%
Portfolio turnover rate	1,468%	2,490%	2,699%	1,932%	2,661%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$50.91	$58.55	$59.44	$48.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.58	.61	.28
Net gain (loss) on investments (realized and unrealized)	.72	(5.53)	(.54)	10.59
Total from investment operations	1.41	(4.95)	.07	10.87
Less distributions from:
Net investment income	(.68)	(.58)	(.96)	(.26)
Net realized gains	—	(2.11)	—	—
Total distributions	(.68)	(2.69)	(.96)	(.26)
Net asset value, end of period	$51.64	$50.91	$58.55	$59.44

Total Return[b]	2.74%	(8.55%)	0.26%	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,018	$12,077	$49,639	$78,382
Ratios to average net assets:
Net investment income (loss)	1.31%	1.00%	1.11%	0.89%
Total expenses[c]	1.23%	1.22%	1.20%	1.18%
Portfolio turnover rate	1,468%	2,490%	2,699%	1,932%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.
[e]	Reverse Share Split — Per share amounts for the periods presented through March 31,2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or future contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, the Inverse Government Long Bond Strategy Fund Investor Class returned -3.83%. The daily price movement of the Long Treasury Bond was 1.44% for the same period. The return of a comparison index, Bloomberg Barclays U.S. Long Treasury Index, was 3.51%. The Fund maintained a daily correlation of over 95% to its benchmark.

Prices of 30-year U.S. Treasurys rose slightly over the period, as yields fell from 3.02% at the end of March 2017 to 2.97% at the end of March 2018. The yield curve flattened over the period, as the Fed hiked the short-term fed funds rate by a quarter point on three occasions during the fiscal year in the face of low inflation.

Rates at the beginning of the period were near period highs, tracking the pro-growth agenda of the new Trump administration. However, long-bond yields began falling after legislative complexities set in. The top long-bond yield for the period occurred in February 2018 (3.22%), following passage of the new tax bill, and the low was in September 2017 (2.66%). The 30-10 year Treasury spread ended the period at 0.20%, the lowest since the financial crisis and indicating at least some market skepticism about a prolonged bout of growth and inflation.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 167

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	8.8%
Guggenheim Strategy Fund II	8.7%
Total	17.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	(3.83%)	(4.65%)	(8.48%)
A-Class Shares	(4.06%)	(4.87%)	(8.71%)
A-Class Shares with sales charge‡	(8.62%)	(5.80%)	(9.16%)
C-Class Shares	(4.76%)	(5.58%)	(9.39%)
C-Class Shares with CDSC§	(5.72%)	(5.58%)	(9.39%)
Bloomberg Barclays U.S. Long Treasury Bond Index	3.51%	3.29%	5.78%
Daily Price Movement of Long Treasury Bond	1.44%	0.16%	1.94%
		1 Year	Since Inception (09/18/14)
H-Class Shares		(4.16%)	(6.20%)
Bloomberg Barclays U.S. Long Treasury Bond Index		3.51%	4.55%
Daily Price Movement of Long Treasury Bond		1.44%	1.66%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

168 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 17.5%
Guggenheim Strategy Fund I1	403,967	$10,119,381
Guggenheim Strategy Fund II1	404,228	10,109,753
Total Mutual Funds
(Cost $20,052,765)		20,229,134

	Face Amount

FEDERAL AGENCY NOTES†† - 75.5%
Federal Home Loan Bank[2]
1.50% due 10/26/22[3]	$12,500,000	12,484,037
1.73% (1 Month USD LIBOR – 0.13%) due 11/23/18[4]	10,000,000	9,994,736
1.70% due 09/13/22[3]	10,000,000	9,984,750
0.87% due 10/01/18	2,500,000	2,486,088
Total Federal Home Loan Bank		34,949,611
Federal Farm Credit Bank[2]
1.01% due 09/20/18	10,000,000	9,952,730
0.78% due 07/05/18	5,000,000	4,986,020
1.67% (U.S. Prime Rate – 3.08%) due 03/12/19[4]	4,500,000	4,500,421
1.79% (U.S. Prime Rate – 2.96%) due 06/01/18[4]	3,800,000	3,799,592
1.83% (1 Month USD LIBOR – .05%) due 04/16/18[4]	3,360,000	3,360,396
1.76% (1 Month USD LIBOR –.05%) due 04/09/18[4]	2,780,000	2,780,000
1.97% (U.S. Prime Rate – 2.78%) due 06/12/18[4]	1,300,000	1,300,829
2.00% (U.S. Prime Rate – 2.75%) due 07/18/18[4]	1,000,000	1,001,020
1.79% (U.S. Prime Rate – 2.96%) due 05/11/18[4]	1,000,000	1,000,044
Total Federal Farm Credit Bank		32,681,052
Freddie Mac[5]
1.40% due 10/26/22[3]	12,500,000	12,490,462
1.45% due 11/02/22[3]	2,500,000	2,489,253
5.00% due 12/14/18	1,855,000	1,890,575
Total Freddie Mac		16,870,290
Fannie Mae[5]
1.12% due 12/14/18	2,835,000	2,815,906
Total Federal Agency Notes
(Cost $87,393,408)		87,316,859

FEDERAL AGENCY DISCOUNT NOTES†† - 2.7%
Federal Home Loan Bank[2]
1.77% due 06/13/18[6,7]	3,190,000	3,178,146
Total Federal Agency Discount Notes
(Cost $3,178,551)		3,178,146

REPURCHASE AGREEMENTS†† - 97.5%
Individual Repurchase Agreements[8]
Barclays Capital Issued 03/29/18 at 1.50% due 04/02/18 (secured by U.S. Treasury Bond, at a rate of 3.00% and maturing 2/15/2048 as collateral, with a value of $63,937,170) to be repurchased at $62,709,618	62,683,500	62,683,500
Mizuho Financial Group, Inc. Issued 03/29/18 at 1.70% due 04/02/18 (secured by U.S. Treasury Bond, at a rate of 3.00% and maturing 2/15/2048 as collateral, with a value of $42,221,603) to be repurchased at $41,410,975	41,393,728	41,393,728
Joint Repurchase Agreements[9]
JP Morgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	6,590,960	6,590,960
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	2,156,738	2,156,738
Total Repurchase Agreements
(Cost $112,824,926)		112,824,926

Total Investments - 193.2%
(Cost $223,449,650)		$223,549,065

U.S. Government Securities Sold Short†† - (89.3)%
U.S. Treasury Bond
3.00% due 02/15/48	102,800,000	(103,362,187)
Total U.S. Government Securities Sold Short
(Proceeds $100,339,827)		(103,362,187)
Other Assets & Liabilities, net - (3.9)%		(4,468,656)
Total Net Assets - 100.0%		$115,718,222

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	89	Jun 2018	$14,281,719	$(401,406)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	All or a portion of this security is pledged as short security collateral at March 29, 2018.
[9]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — Unites States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$3,178,146	$—	$3,178,146
Federal Agency Notes	—	—	87,316,859	—	87,316,859
Mutual Funds	20,229,134	—	—	—	20,229,134
Repurchase Agreements	—	—	112,824,926	—	112,824,926
Total Assets	$20,229,134	$—	$203,319,931	$—	$223,549,065

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts	$—	$401,406	$—	$—	$401,406
U.S. Government Securities	—	—	103,362,187	—	103,362,187
Total Liabilities	$—	$401,406	$103,362,187	$—	$103,763,593

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$12,116,192	$—	$(2,000,000)	$12,424	$(9,235)	$10,119,381	403,967	$235,682	$3,843
Guggenheim Strategy Fund II	10,605,112	—	(500,000)	3,074	1,567	10,109,753	404,228	257,880	5,669
	$22,721,304	$—	$(2,500,000)	$15,498	$(7,668)	$20,229,134		$493,562	$9,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $90,571,959)	$90,495,005
Investments in affiliated issuers, at value (cost $20,052,765)	20,229,134
Repurchase agreements, at value (cost $112,824,926)	112,824,926
Segregated cash with broker	293,700
Receivables:
Interest	246,457
Fund shares sold	140,065
Dividends	44,382
Total assets	224,273,669

Liabilities:
Securities sold short, at value (proceeds $100,339,827)	103,362,187
Payable for:
Securities purchased	3,217,500
Fund shares redeemed	1,283,635
Variation margin	102,906
Management fees	90,442
Transfer agent and administrative fees	25,123
Distribution and service fees	21,365
Portfolio accounting fees	10,049
Trustees’ fees*	3,281
Miscellaneous	438,959
Total liabilities	108,555,447
Commitments and contingent liabilities (Note 11)	—
Net assets	$115,718,222

Net assets consist of:
Paid in capital	$391,041,431
Accumulated net investment loss	(522,018)
Accumulated net realized loss on investments	(271,476,840)
Net unrealized depreciation on investments	(3,324,351)
Net assets	$115,718,222

Investor Class:
Net assets	$78,109,869
Capital shares outstanding	2,254,971
Net asset value per share	$34.64

A-Class:
Net assets	$14,454,676
Capital shares outstanding	434,095
Net asset value per share	$33.30
Maximum offering price per share (Net asset value divided by 95.25%)	$34.96

C-Class:
Net assets	$18,295,543
Capital shares outstanding	626,846
Net asset value per share	$29.19

H-Class:
Net assets	$4,858,134
Capital shares outstanding	145,524
Net asset value per share	$33.38

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$493,562
Interest	2,118,117
Total investment income	2,611,679

Expenses:
Management fees	1,129,401
Distribution and service fees:
A-Class	33,177
C-Class	194,651
H-Class	38,717
Transfer agent and administrative fees	313,722
Short interest expense	2,878,023
Portfolio accounting fees	125,488
Custodian fees	16,894
Trustees’ fees*	10,790
Line of credit fees	237
Miscellaneous	190,541
Total expenses	4,931,641
Net investment loss	(2,319,962)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	79,411
Investments in affiliated issuers	15,498
Distributions received from affiliated investment company shares	9,512
Futures contracts	(913,457)
Securities sold short	228,776
Net realized loss	(580,260)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(93,604)
Investments in affiliated issuers	(7,668)
Futures contracts	(347,266)
Securities sold short	(2,599,123)
Net change in unrealized appreciation (depreciation)	(3,047,661)
Net realized and unrealized loss	(3,627,921)
Net decrease in net assets resulting from operations	$(5,947,883)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,319,962)	$(4,762,348)
Net realized gain (loss) on investments	(580,260)	8,992,388
Net change in unrealized appreciation (depreciation) on investments	(3,047,661)	(348,233)
Net increase (decrease) in net assets resulting from operations	(5,947,883)	3,881,807

Capital share transactions:
Proceeds from sale of shares
Investor Class	392,306,123	1,461,086,838
A-Class	12,549,736	10,846,573
C-Class	4,801,878	6,375,655
H-Class	910,494,247	2,601,327,502
Cost of shares redeemed
Investor Class	(394,861,848)	(1,471,262,255)
A-Class	(16,047,733)	(10,739,740)
C-Class	(8,746,196)	(11,684,154)
H-Class	(948,757,756)	(2,627,383,990)
Net decrease from capital share transactions	(48,261,549)	(41,433,571)
Net decrease in net assets	(54,209,432)	(37,551,764)

Net assets:
Beginning of year	169,927,654	207,479,418
End of year	$115,718,222	$169,927,654
Accumulated net investment loss at end of year	$(522,018)	$(1,212,038)

Capital share activity:
Shares sold
Investor Class	11,336,424	44,231,107
A-Class	374,801	330,693
C-Class	162,474	220,928
H-Class	27,088,719	79,320,319
Shares redeemed
Investor Class	(11,417,169)	(44,494,650)
A-Class	(478,816)	(326,449)
C-Class	(297,115)	(406,484)
H-Class	(28,200,385)	(80,262,131)
Net decrease in shares	(1,431,067)	(1,386,667)

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$36.02	$34.27	$35.78	$46.01	$43.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.88)	(1.15)	(1.15)	(1.65)
Net gain (loss) on investments (realized and unrealized)	(.82)	2.63	(.36)	(9.08)	3.72
Total from investment operations	(1.38)	1.75	(1.51)	(10.23)	2.07
Net asset value, end of period	$34.64	$36.02	$34.27	$35.78	$46.01

Total Return[b]	(3.83%)	5.08%	(4.22%)	(22.23%)	4.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,110	$84,123	$89,071	$105,696	$177,735
Ratios to average net assets:
Net investment income (loss)	(1.63%)	(2.59%)	(3.07%)	(2.80%)	(3.46%)
Total expenses[c,f]	3.71%	3.38%	3.48%	3.15%	3.50%
Portfolio turnover rate	908%	1,436%	838%	2,190%	1,097%

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$34.71	$33.11	$34.66	$44.68	$42.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.94)	(1.20)	(1.23)	(1.73)
Net gain (loss) on investments (realized and unrealized)	(.78)	2.54	(.35)	(8.79)	3.64
Total from investment operations	(1.41)	1.60	(1.55)	(10.02)	1.91
Net asset value, end of period	$33.30	$34.71	$33.11	$34.66	$44.68

Total Return[b]	(4.06%)	4.83%	(4.47%)	(22.43%)	4.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,455	$18,678	$17,676	$21,580	$49,859
Ratios to average net assets:
Net investment income (loss)	(1.90%)	(2.85%)	(3.32%)	(3.06%)	(3.73%)
Total expenses[c,f]	3.97%	3.67%	3.75%	3.40%	3.78%
Portfolio turnover rate	908%	1,436%	838%	2,190%	1,097%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$30.65	$29.46	$31.07	$40.35	$38.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.77)	(1.05)	(1.31)	(1.36)	(1.86)
Net gain (loss) on investments (realized and unrealized)	(.69)	2.24	(.30)	(7.92)	3.29
Total from investment operations	(1.46)	1.19	(1.61)	(9.28)	1.43
Net asset value, end of period	$29.19	$30.65	$29.46	$31.07	$40.35

Total Return[b]	(4.76%)	4.04%	(5.18%)	(23.00%)	3.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,296	$23,343	$27,899	$35,874	$57,323
Ratios to average net assets:
Net investment income (loss)	(2.63%)	(3.59%)	(4.08%)	(3.78%)	(4.45%)
Total expenses[c,f]	4.71%	4.41%	4.50%	4.14%	4.49%
Portfolio turnover rate	908%	1,436%	838%	2,190%	1,097%

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$34.83	$33.12	$34.67	$41.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.65)	(.92)	(1.15)	(.52)
Net gain (loss) on investments (realized and unrealized)	(.80)	2.63	(.40)	(6.66)
Total from investment operations	(1.45)	1.71	(1.55)	(7.18)
Net asset value, end of period	$33.38	$34.83	$33.12	$34.67

Total Return[b]	(4.16%)	5.13%	(4.47%)	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,858	$43,784	$72,833	$43,800
Ratios to average net assets:
Net investment income (loss)	(1.94%)	(2.80%)	(3.17%)	(2.75%)
Total expenses[c,f]	4.00%	3.60%	3.61%	3.07%
Portfolio turnover rate	908%	1,436%	838%	2,190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the Class.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2014 have been restated to reflect a 1:5 reverse effective February 21, 2014.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios would be:

	03/29/18	03/31/17	03/31/16	03/31/15	03/31/14
Investor Class	1.43%	1.43%	1.40%	1.40%	1.41%
A-Class	1.68%	1.63%	1.65%	1.65%	1.66%
C-Class	2.43%	2.43%	2.40%	2.40%	2.41%
H-Class	1.68%	1.68%	1.65%	1.60%	—

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 2.08% for the one-year period ended March 29, 2018. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.78%.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund’s use of derivatives was not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

High-yield corporate bonds lost steam toward the end of the period, following a robust year of high-yield corporate bond issuance. Despite heavy volume, pricing power remains firmly in borrowers’ hands, resulting in a further relaxation in the investor protections that were prevalent after the financial crisis. This trend is compounded by tight spreads, which could offer insufficient compensation for credit and liquidity risk.

Declining default rates and improving macroeconomic conditions may be able to sustain positive returns in leveraged credit in the near term, but tight spreads and high bond prices make the sector vulnerable to volatility.

The banking and basic industry sectors contributed the most to the performance of the Bloomberg Barclays U.S. Corporate High Yield index. No sector detracted. The transportation and technology segments contributed the least.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 177

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	28.1%
Guggenheim Strategy Fund III	20.3%
Guggenheim Strategy Fund I	8.0%
Total	56.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	2.08%	4.68%	6.74%
A-Class Shares with sales charge‡	(2.75%)	3.67%	6.22%
C-Class Shares	1.35%	3.86%	5.93%
C-Class Shares with CDSC§	0.42%	3.86%	5.93%
H-Class Shares	2.08%	4.68%	6.74%
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Corporate High Yield Index	3.78%	4.99%	8.27%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

178 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 56.4%
Guggenheim Strategy Fund II1	408,399	$10,214,061
Guggenheim Strategy Fund III[1]	293,670	7,350,556
Guggenheim Strategy Fund I1	115,809	2,901,015
Total Mutual Funds
(Cost $20,274,712)		20,465,632

	Face Amount

FEDERAL AGENCY NOTES†† - 20.3%
Federal Home Loan Bank[2]
1.50% due 10/26/22[3]	$5,935,000	5,927,421
Federal Farm Credit Bank[2]
2.14% (3 Month USD LIBOR – 0.03%) due 09/18/18[4]	1,000,000	1,000,846
1.96% ( 1 Month USD LIBOR + 0.09%) ) due 05/25/18[4]	445,000	445,123
Total Federal Farm Credit Bank		1,445,969
Total Federal Agency Notes
(Cost $7,380,845)		7,373,390

FEDERAL AGENCY DISCOUNT NOTES†† - 8.3%
Federal Home Loan Bank[2]
1.55% due 04/04/18[5,6]	3,000,000	2,999,613
Total Federal Agency Discount Notes
(Cost $2,999,613)		2,999,613

U.S. TREASURY BILLS†† - 4.2%
U.S. Treasury Bills
1.31% due 04/19/18[5,6,7]	1,500,000	1,498,567
Total U.S. Treasury Bills
(Cost $1,499,006)		1,498,567

REPURCHASE AGREEMENTS††,8 - 8.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[9]	2,303,769	2,303,769
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[9]	753,855	753,855
Total Repurchase Agreements
(Cost $3,057,624)		3,057,624

Total Investments - 97.6%
(Cost $35,211,800)		$35,394,826
Other Assets & Liabilities, net - 2.4%		886,519
Total Net Assets - 100.0%		$36,281,345

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	242	Jun 2018	$27,703,328	$115,786

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Credit Index Swap Agreements††,10
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond	1.38%	At Maturity	04/24/18	94,323	$8,074,992	$13,205

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
HIGH YIELD STRATEGY FUND

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION SOLD††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Loss
Barclays Bank plc	ICE	CDX.NA.HY.30 Index	5.00%	Quarterly	06/20/23	$10,020,000	$609,917	$612,312	$(2,395)
Goldman Sachs International	ICE	CDX.NA.HY.30 Index	5.00%	Quarterly	06/20/23	17,700,000	1,077,400	1,079,135	(1,735)
							$1,687,317	$1,691,447	$(4,130)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	All or a portion of this security is pledged as futures and credit default swap collateral at March 29, 2018.
[8]	Repurchase Agreements — See Note 6.
[9]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[10]	Total return based on iShares iBoxx$ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective March 29, 2018.
CDX.NA.HY.30 Index — Credit Default Swap North American High Yiled Series 30 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$13,205	$—	$13,205
Federal Agency Discount Notes	—	—	2,999,613	—	—	2,999,613
Federal Agency Notes	—	—	7,373,390	—	—	7,373,390
Interest Rate Futures Contracts	—	115,786	—	—	—	115,786
Mutual Funds	20,465,632	—	—	—	—	20,465,632
Repurchase Agreements	—	—	3,057,624	—	—	3,057,624
U.S. Treasury Bills	—	—	1,498,567	—	—	1,498,567
Total Assets	$20,465,632	$115,786	$14,929,194	$13,205	$—	$35,523,817

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps	$—	$—	$—	$4,130	$—	$4,130

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
HIGH YIELD STRATEGY FUND

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$12,493,038	$400,000	$(10,000,000)	$73,530	$(65,553)	$2,901,015	115,809	$247,151	$4,897
Guggenheim Strategy Fund II	12,008,695	2,200,000	(4,000,000)	4,979	387	10,214,061	408,399	314,909	7,593
Guggenheim Strategy Fund III	6,544,723	1,500,000	(700,000)	280	5,553	7,350,556	293,670	194,974	1,963
	$31,046,456	$4,100,000	$(14,700,000)	$78,789	$(59,613)	$20,465,632		$757,034	$14,453

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $11,879,464)	$11,871,570
Investments in affiliated issuers, at value (cost $20,274,712)	20,465,632
Repurchase agreements, at value (cost $3,057,624)	3,057,624
Unamortized upfront premiums paid on credit default swaps	1,691,447
Unrealized appreciation on swap agreements	13,205
Receivables:
Variation margin on credit default swap agreements	143,152
Fund shares sold	95,002
Protection fees on credit default swaps	46,200
Dividends	41,831
Variation margin on futures contracts	29,876
Interest	17,537
Total assets	37,473,076

Liabilities:
Segregated cash due to broker	1,090,095
Payable for:
Management fees	22,041
Fund shares redeemed	17,837
Distribution and service fees	9,990
Transfer agent and administrative fees	7,347
Portfolio accounting fees	2,939
Trustees’ fees*	955
Swap settlement	251
Miscellaneous	40,276
Total liabilities	1,191,731
Commitments and contingent liabilities (Note 11)	—
Net assets	$36,281,345

Net assets consist of:
Paid in capital	$40,983,028
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,009,570)
Net unrealized appreciation on investments	307,887
Net assets	$36,281,345

A-Class:
Net assets	$8,427,254
Capital shares outstanding	362,240
Net asset value per share	$23.26
Maximum offering price per share (Net asset value divided by 95.25%)	$24.42

C-Class:
Net assets	$3,993,779
Capital shares outstanding	193,544
Net asset value per share	$20.63

H-Class:
Net assets	$23,860,312
Capital shares outstanding	1,026,954
Net asset value per share	$23.23

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$757,034
Interest	3,385,201
Total investment income	4,142,235

Expenses:
Management fees	2,789,571
Distribution and service fees:
A-Class	30,084
C-Class	42,000
H-Class	889,272
Transfer agent and administrative fees	929,857
Portfolio accounting fees	328,998
Custodian fees	49,289
Trustees’ fees*	36,648
Line of credit fees	1,979
Miscellaneous	593,886
Total expenses	5,691,584
Net investment loss	(1,549,349)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(63,285)
Investments in affiliated issuers	78,789
Distributions received from affiliated investment company shares	14,453
Swap agreements	14,847,371
Futures contracts	(1,907,409)
Net realized gain	12,969,919
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(30,086)
Investments in affiliated issuers	(59,613)
Swap agreements	(2,610,832)
Futures contracts	(1,337,194)
Net change in unrealized appreciation (depreciation)	(4,037,725)
Net realized and unrealized gain	8,932,194
Net increase in net assets resulting from operations	$7,382,845

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,549,349)	$(4,040,998)
Net realized gain on investments	12,969,919	42,388,427
Net change in unrealized appreciation (depreciation) on investments	(4,037,725)	(11,034,501)
Net increase in net assets resulting from operations	7,382,845	27,312,928

Distributions to shareholders from:
Net investment income
A-Class	(665,790)	(285,844)
C-Class	(282,920)	(89,445)
H-Class	(11,783,060)	(10,022,903)
Net realized gains
A-Class	(142,624)	—
C-Class	(60,607)	—
H-Class	(2,524,151)	—
Total distributions to shareholders	(15,459,152)	(10,398,192)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,132,795	36,146,145
C-Class	2,367,010	6,852,428
H-Class	758,072,990	3,155,354,253
Distributions reinvested
A-Class	712,264	239,394
C-Class	313,558	84,624
H-Class	14,238,897	9,965,662
Cost of shares redeemed
A-Class	(16,256,133)	(28,782,857)
C-Class	(2,936,866)	(4,601,608)
H-Class	(1,176,443,671)	(3,528,841,089)
Net decrease from capital share transactions	(415,799,156)	(353,583,048)
Net decrease in net assets	(423,875,463)	(336,668,312)

Net assets:
Beginning of year	460,156,808	796,825,120
End of year	$36,281,345	$460,156,808
Undistributed net investment income at end of year	$—	$6,077,252

Capital share activity:
Shares sold
A-Class	165,437	1,514,841
C-Class	109,367	314,911
H-Class	30,599,728	131,050,068
Shares issued from reinvestment of distributions
A-Class	30,232	10,089
C-Class	14,974	3,934
H-Class	604,881	420,925
Shares redeemed
A-Class	(653,468)	(1,210,225)
C-Class	(133,785)	(210,907)
H-Class	(47,791,096)	(147,445,936)
Net decrease in shares	(17,053,730)	(15,552,300)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$24.74	$23.32	$23.84	$22.89	$25.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.20)	(.09)	(.15)	(.30)
Net gain (loss) on investments (realized and unrealized)	.62	2.09	.46	1.10	2.13
Total from investment operations	.54	1.89	.37	.95	1.83
Less distributions from:
Net investment income	(1.66)	(.47)	(.89)	—	(1.14)
Net realized gains	(.36)	—	—	—	(2.96)
Total distributions	(2.02)	(.47)	(.89)	—	(4.10)
Net asset value, end of period	$23.26	$24.74	$23.32	$23.84	$22.89

Total Return[b]	2.08%	8.24%	1.66%	4.06%	7.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,427	$20,290	$11,787	$10,123	$12,499
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.85%)	(0.40%)	(0.63%)	(1.21%)
Total expenses[c]	1.52%	1.51%	1.49%	1.50%	1.53%
Portfolio turnover rate	422%	97%	521%	393%	205%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$22.33	$21.25	$22.01	$21.29	$23.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.36)	(.19)	(.27)	(.44)
Net gain (loss) on investments (realized and unrealized)	.54	1.91	.32	.99	2.00
Total from investment operations	.32	1.55	.13	.72	1.56
Less distributions from:
Net investment income	(1.66)	(.47)	(.89)	—	(1.14)
Net realized gains	(.36)	—	—	—	(2.96)
Total distributions	(2.02)	(.47)	(.89)	—	(4.10)
Net asset value, end of period	$20.63	$22.33	$21.25	$22.01	$21.29

Total Return[b]	1.35%	7.38%	0.70%	3.33%	6.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,994	$4,533	$2,020	$3,632	$5,100
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(1.65%)	(0.88%)	(1.25%)	(1.89%)
Total expenses[c]	2.27%	2.26%	2.24%	2.25%	2.28%
Portfolio turnover rate	422%	97%	521%	393%	205%

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$24.72	$23.31	$23.90	$22.94	$25.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.18)	(.15)	(.19)	(.24)
Net gain (loss) on investments (realized and unrealized)	.63	2.06	.45	1.15	2.16
Total from investment operations	.53	1.88	.30	.96	1.92
Less distributions from:
Net investment income	(1.66)	(.47)	(.89)	—	(1.14)
Net realized gains	(.36)	—	—	—	(2.96)
Total distributions	(2.02)	(.47)	(.89)	—	(4.10)
Net asset value, end of period	$23.23	$24.72	$23.31	$23.90	$22.94

Total Return[b]	2.08%	8.15%	1.36%	4.14%	7.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,860	$435,334	$783,018	$621,455	$87,315
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.74%)	(0.64%)	(0.81%)	(0.97%)
Total expenses[c]	1.52%	1.51%	1.49%	1.46%	1.53%
Portfolio turnover rate	422%	97%	521%	393%	205%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -2.67% for the one-year period ended March 29, 2018. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.78%.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund’s use of derivatives was not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

High-yield corporate bonds lost steam toward the end of the period, following a robust year of high-yield corporate bond issuance. Despite heavy volume, pricing power remains firmly in borrowers’ hands, resulting in a further relaxation in the investor protections that were prevalent after the financial crisis. This trend is compounded by tight spreads, which could offer insufficient compensation for credit and liquidity risk.

Declining default rates and improving macroeconomic conditions may be able to sustain positive returns in leveraged credit in the near term, but tight spreads and high bond prices make the sector vulnerable to volatility.

The banking and basic industry sectors contributed the most to the performance of the Bloomberg Barclays U.S. Corporate High Yield index. No sector detracted. The transportation and technology segments contributed the least.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

186 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	5.9%
Guggenheim Strategy Fund II	5.8%
Total	11.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(2.28%)	(7.70%)	(10.63%)
A-Class Shares with sales charge‡	(6.92%)	(8.59%)	(11.07%)
C-Class Shares	(3.08%)	(8.26%)	(11.25%)
C-Class Shares with CDSC§	(4.05%)	(8.26%)	(11.25%)
H-Class Shares	(2.67%)	(7.28%)	(10.43%)
S&P 500 Index	13.99%	13.31%	9.49%
Bloomberg Barclays U.S. Corporate High Yield Index	3.78%	4.99%	8.27%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 187

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 11.7%
Guggenheim Strategy Fund I1	42,835	$1,073,016
Guggenheim Strategy Fund II1	42,812	1,070,732
Total Mutual Funds
(Cost $2,127,891)		2,143,748

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 65.7%
Federal Home Loan Bank[2]
1.55% due 04/04/18[3,4]	$12,000,000	11,998,450
Total Federal Agency Discount Notes
(Cost $11,998,450)		11,998,450

REPURCHASE AGREEMENTS††,5 - 21.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	2,942,513	$2,942,513
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	962,869	962,869
Total Repurchase Agreements
(Cost $3,905,382)		3,905,382

Total Investments - 98.8%
(Cost $18,031,723)		$18,047,580
Other Assets & Liabilities, net - 1.2%		222,106
Total Net Assets - 100.0%		$18,269,686

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	152	Jun 2018	$17,400,438	$(38,200)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION PURCHASED††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Loss
Barclays Bank plc	ICE	CDX. NA.HY.30 Index	5.00%	Quarterly	06/20/23	$17,370,000	$1,057,312	$(1,033,399)	$(23,913)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.
CDX.NA.HY. 30 Index — Credit Default Swap North American High Yield Series 30 Index
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

188 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$11,998,450	$—	$—	$11,998,450
Mutual Funds	2,143,748	—	—	—	—	2,143,748
Repurchase Agreements	—	—	3,905,382	—	—	3,905,382
Total Assets	$2,143,748	$—	$15,903,832	$—	$—	$18,047,580

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps	$—	$—	$—	$23,913	$—	$23,913
Interest Rate Futures Contracts	—	38,200	—	—	—	38,200
Total Liabilities	$—	$38,200	$—	$23,913	$—	$62,113

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$1,272,956	$500,001	$(700,000)	$2,525	$(2,466)	$1,073,016	42,835	$23,554	$408
Guggenheim Strategy Fund II	1,270,223	400,000	(600,000)	3,710	(3,201)	1,070,732	42,812	26,768	572
	$2,543,179	$900,001	$(1,300,000)	$6,235	$(5,667)	$2,143,748		$50,322	$980

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 189

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $11,998,450)	$11,998,450
Investments in affiliated issuers, at value (cost $2,127,891)	2,143,748
Repurchase agreements, at value (cost $3,905,382)	3,905,382
Segregated cash with broker	1,747,031
Receivables:
Dividends	4,703
Fund shares sold	2,233
Interest	584
Total assets	19,802,131

Liabilities:
Unamortized upfront premiums received on credit default swaps	1,033,399
Payable for:
Fund shares redeemed	321,362
Variation margin on credit default swap agreements	90,210
Protection fees payable from credit default swap	28,950
Variation margin on futures contracts	19,000
Swap settlement	18,239
Management fees	9,556
Distribution and service fees	3,877
Transfer agent and administrative fees	3,185
Portfolio accounting fees	1,274
Trustees’ fees*	283
Miscellaneous	3,110
Total liabilities	1,532,445
Commitments and contingent liabilities (Note 11)	—
Net assets	$18,269,686

Net assets consist of:
Paid in capital	$32,285,869
Undistributed net investment income	—
Accumulated net realized loss on investments	(13,969,927)
Net unrealized depreciation on investments	(46,256)
Net assets	$18,269,686

A-Class:
Net assets	$8,746,137
Capital shares outstanding	136,061
Net asset value per share	$64.28
Maximum offering price per share (Net asset value divided by 95.25%)	$67.49

C-Class:
Net assets	$768,890
Capital shares outstanding	12,872
Net asset value per share	$59.73

H-Class:
Net assets	$8,754,659
Capital shares outstanding	132,864
Net asset value per share	$65.89

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$50,322
Interest	67,837
Total investment income	118,159

Expenses:
Management fees	63,339
Distribution and service fees:
A-Class	7,152
C-Class	11,005
H-Class	11,209
Transfer agent and administrative fees	21,113
Registration fees	9,543
Portfolio accounting fees	8,445
Custodian fees	1,232
Trustees’ fees*	724
Line of credit fees	4
Miscellaneous	3,146
Total expenses	136,912
Net investment loss	(18,753)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	161
Investments in affiliated issuers	6,235
Distributions received from affiliated investment company shares	980
Swap agreements	(551,626)
Futures contracts	211,939
Net realized loss	(332,311)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(5,667)
Swap agreements	(566)
Futures contracts	(33,926)
Net change in unrealized appreciation (depreciation)	(40,159)
Net realized and unrealized loss	(372,470)
Net decrease in net assets resulting from operations	$(391,223)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

190 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(18,753)	$(238,062)
Net realized loss on investments	(332,311)	(2,832,626)
Net change in unrealized appreciation (depreciation) on investments	(40,159)	89,837
Net decrease in net assets resulting from operations	(391,223)	(2,980,851)

Capital share transactions:
Proceeds from sale of shares
A-Class	71,577,701	58,549,494
C-Class	771,206	992,897
H-Class	182,822,905	1,767,267,375
Cost of shares redeemed
A-Class	(63,476,613)	(59,973,315)
C-Class	(1,008,057)	(1,489,604)
H-Class	(188,837,575)	(1,752,361,839)
Net increase from capital share transactions	1,849,567	12,985,008
Net increase in net assets	1,458,344	10,004,157

Net assets:
Beginning of year	16,811,342	6,807,185
End of year	$18,269,686	$16,811,342
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(289,105)

Capital share activity:
Shares sold
A-Class	1,105,394	847,520	*
C-Class	12,783	15,264	*
H-Class	2,774,508	25,181,894	*
Shares redeemed
A-Class	(983,238)	(870,463	)*
C-Class	(16,819)	(22,781	)*
H-Class	(2,861,058)	(24,997,042	)*
Net increase in shares	31,570	154,392	*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 191

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$65.78	$71.69	$76.94	$85.28	$95.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.51)	(.80)	(.84)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(1.43)	(5.40)	(4.45)	(7.50)	(9.23)
Total from investment operations	(1.50)	(5.91)	(5.25)	(8.34)	(10.63)
Net asset value, end of period	$64.28	$65.78	$71.69	$76.94	$85.28

Total Return[b]	(2.28%)	(8.26%)	(6.81%)	(9.59%)	(11.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,746	$915	$2,642	$372	$5,155
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.74%)	(1.07%)	(1.02%)	(1.52%)
Total expenses[c]	1.52%	1.52%	1.50%	1.52%	1.54%
Portfolio turnover rate	41%	480%	1,722%	784%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$61.63	$67.67	$73.24	$81.11	$91.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.85)	(1.16)	(1.20)	(2.00)
Net gain (loss) on investments (realized and unrealized)	(1.51)	(5.19)	(4.41)	(6.67)	(8.82)
Total from investment operations	(1.90)	(6.04)	(5.57)	(7.87)	(10.82)
Net asset value, end of period	$59.73	$61.63	$67.67	$73.24	$81.11

Total Return[b]	(3.08%)	(8.97%)	(7.59%)	(9.49%)	(11.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$769	$1,042	$1,653	$734	$1,561
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(1.32%)	(1.60%)	(1.53%)	(2.28%)
Total expenses[c]	2.27%	2.27%	2.25%	2.25%	2.30%
Portfolio turnover rate	41%	480%	1,722%	784%	—

192 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$67.70	$72.70	$77.91	$85.66	$96.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.74)	(.64)	(.76)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(1.69)	(4.26)	(4.57)	(6.99)	(9.10)
Total from investment operations	(1.81)	(5.00)	(5.21)	(7.75)	(10.50)
Net asset value, end of period	$65.89	$67.70	$72.70	$77.91	$85.66

Total Return[b]	(2.67%)	(6.90%)	(6.67%)	(8.84%)	(11.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,755	$14,855	$2,513	$2,124	$2,453
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(1.06%)	(0.84%)	(0.93%)	(1.50%)
Total expenses[c]	1.52%	1.52%	1.50%	1.51%	1.52%
Portfolio turnover rate	41%	480%	1,722%	784%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 193

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 29, 2018, U.S. Government Money Market Fund returned 0.22%.

The initial “lift-off” in December 2015 failed to take hold, as the U.S. Federal Reserve (the “Fed”) only raised rates once in the following 12 months. “Lift-off 2.0,” which began with the December 2016 rate hike, appears to have taken hold, as the U.S. economy continues to expand at a healthy clip and fears of higher interest rates stemming growth subside.

The Fed hiked rates three times in 2017, in March, June, and December, followed by another in March 2018, which was the first meeting with Jay Powell as chairman, who succeeded Janet Yellen. At the time, the Fed said “The economic outlook has strengthened in recent months.”

Fed funds futures show the market at period end was pricing in three rate hikes for 2018, up from two at the beginning of the year, which contributed to a pickup in first-quarter market volatility. Guggenheim believes the Fed will raise interest rates four times this year.

Performance displayed represents past performance which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.22%	0.05%	0.04%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

194 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 46.2%
Federal Home Loan Bank[1]
1.71% (1 Month USD LIBOR - 0.14%) due 08/22/18[2]	$45,000,000	$45,000,000
1.74% (1 Month USD LIBOR - 0.13%) due 06/25/18[2]	37,000,000	37,000,041
1.72% (1 Month USD LIBOR - 0.15%) due 04/26/18[2]	30,000,000	29,999,917
1.73% (1 Month USD LIBOR - 0.13%) due 11/23/18[2]	9,000,000	9,000,000
1.12% due 04/25/18	2,100,000	2,099,126
1.12% due 09/14/18	1,605,000	1,600,567
1.66% (1 Month USD LIBOR - 0.15%) due 04/17/18[2]	1,600,000	1,599,966
1.78% (1 Month USD LIBOR - 0.08%) due 07/23/18[2]	1,500,000	1,500,286
Total Federal Home Loan Bank		127,799,903
Federal Farm Credit Bank[1]
1.67% (U.S. Prime Rate -3.08%) due 03/12/19[2]	23,000,000	22,970,394
1.96% (1 Month USD LIBOR + 0.09%) due 05/25/18[2]	16,000,000	16,006,239
1.68% (U.S. Prime Rate - 3.07%) due 02/20/19[2]	15,000,000	14,999,334
1.90% (U.S. Prime Rate - 2.85%) due 08/10/18[2]	13,500,000	13,513,758
1.83% (1 Month USD LIBOR + 0.05%) due 04/16/18[2]	10,230,000	10,230,488
1.79% (U.S. Prime Rate - 2.96%) due 05/11/18[2]	5,000,000	5,001,079
0.78% due 07/05/18	5,000,000	4,989,382
0.87% due 06/13/18	3,480,000	3,475,352
1.92% (1 Month USD LIBOR + 0.04%) due 05/03/18[2]	3,250,000	3,250,364
1.85% (U.S. Prime Rate - 2.90%) due 05/14/18[2]	3,000,000	3,000,916
2.14% (3 Month USD LIBOR - 0.03%) due 09/18/18[2]	2,000,000	2,001,334
1.76% (1 Month USD LIBOR + 0.05%) due 04/09/18[2]	1,530,000	1,530,011
2.58% due 06/08/18	1,460,000	1,462,799
0.93% due 04/13/18	1,250,000	1,249,631
0.93% due 09/06/18	440,000	437,936
5.05% due 08/01/18	100,000	101,102
Total Federal Farm Credit Bank		104,220,119
Fannie Mae[3]
1.87% due 09/18/18	15,000,000	14,996,167
0.87% due 07/27/18	650,000	648,321
4.60% due 06/05/18	390,000	392,082
Total Fannie Mae		16,036,570
Freddie Mac[3]
4.87% due 06/13/18	3,420,000	3,442,880
Total Federal Agency Notes
(Cost $251,499,472)		251,499,472

U.S. TREASURY BILLS†† - 26.6%
U.S. Treasury Bills
1.62% due 08/09/18[4,5]	67,500,000	67,094,862
1.61% due 05/31/18[4,5]	20,000,000	19,945,667
1.62% due 06/14/18[4,5]	20,000,000	19,930,245
1.70% due 06/14/18[4,5]	20,000,000	19,930,244
1.70% due 08/09/18[4,5]	18,000,000	17,891,963
Total U.S. Treasury Bills
(Cost $144,792,981)		144,792,981

FEDERAL AGENCY DISCOUNT NOTES†† - 2.8%
Federal Home Loan Bank[1]
1.67% due 12/04/18[4,5]	8,500,000	8,402,607
1.70% due 04/27/18[4,5]	3,700,000	3,695,457
1.48% due 04/06/18[2,4]	1,000,000	999,997
1.73% due 05/17/18[4,5]	750,000	748,342
1.68% due 04/02/18[4,5]	700,000	699,967
1.78% due 12/03/18[4,5]	700,000	691,486
Total Federal Agency Discount Notes
(Cost $15,237,856)		15,237,856

REPURCHASE AGREEMENTS††,6 - 22.1%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	90,798,628	90,798,628
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	29,711,735	29,711,735
Total Repurchase Agreements
(Cost $120,510,363)		120,510,363

Total Investments - 97.7%
(Cost $532,040,672)		$532,040,672
Other Assets & Liabilities, net - 2.3%		12,486,981
Total Net Assets - 100.0%		$544,527,653

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 195

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
U.S. GOVERNMENT MONEY MARKET FUND

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$15,237,856	$—	$15,237,856
Federal Agency Notes	—	251,499,472	—	251,499,472
Repurchase Agreements	—	120,510,363	—	120,510,363
U.S. Treasury Bills	—	144,792,981	—	144,792,981
Total Assets	$—	$532,040,672	$—	$532,040,672

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

196 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value (cost $411,530,309)	$411,530,309
Repurchase agreements, at value (cost $120,510,363)	120,510,363
Receivables:
Fund shares sold	36,983,200
Interest	300,756
Total assets	569,324,628

Liabilities:
Overdraft due to custodian bank	1,521
Payable for:
Fund shares redeemed	24,285,023
Management fees	231,124
Transfer agent and administrative fees	92,450
Portfolio accounting fees	39,028
Trustees’ fees*	15,587
Miscellaneous	132,242
Total liabilities	24,796,975
Commitments and contingent liabilities (Note 11)	—
Net assets	$544,527,653

Net assets consist of:
Paid in capital	$544,455,620
Undistributed net investment income	36,005
Accumulated net realized gain on investments	36,028
Net unrealized appreciation on investments	—
Net assets	$544,527,653
Capital shares outstanding	544,437,637
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Interest	$5,926,321
Total investment income	5,926,321

Expenses:
Management fees	2,550,483
Transfer agent and administrative fees	1,020,204
Registration fees	440,039
Portfolio accounting fees	406,002
Custodian fees	69,644
Trustees’ fees*	44,565
Miscellaneous	382,807
Total expenses	4,913,744
Less:
Expenses waived by Adviser	(130,288)
Net expenses	4,783,456
Net investment income	1,142,865

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	36,028
Net realized gain	36,028
Net increase in net assets resulting from operations	$1,178,893

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 197

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,142,865	$(2,447)
Net realized gain on investments	36,028	342,140
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	1,178,893	339,693

Distributions to shareholders from:
Net investment income	(1,140,517)	(220)
Net realized gains	—	(39,373)
Total distributions to shareholders	(1,140,517)	(39,593)

Capital share transactions:
Proceeds from sale of shares	6,610,194,685	8,235,820,623
Distributions reinvested	1,140,517	37,712
Cost of shares redeemed	(6,694,359,755)	(8,252,516,655)
Net decrease from capital share transactions	(83,024,553)	(16,658,320)
Net decrease in net assets	(82,986,177)	(16,358,220)

Net assets:
Beginning of year	627,513,830	643,872,050
End of year	$544,527,653	$627,513,830
Undistributed net investment income at end of year	$36,005	$—

Capital share activity:
Shares sold	6,610,188,136	8,235,820,662
Shares issued from reinvestment of distributions	1,146,944	39,361
Shares redeemed	(6,694,359,756)	(8,252,516,656)
Net decrease in shares	(83,024,676)	(16,656,633)

198 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [a]	— [a]	— [a]	— [a]	— [a]
Net gain (loss) on investments (realized and unrealized)	— [a]	— [a]	— [a]	— [a]	— [a]
Total from investment operations	— [a]	— [a]	— [a]	— [a]	— [a]
Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net realized gains	—	—	—	(—)[a]	—
Total Distributions	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.22%	0.01%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$544,528	$627,514	$643,872	$694,549	$780,135
Ratios to average net assets:
Net investment income (loss)	0.22%	0.00%[c]	0.00%[c]	0.00%[c]	0.00%[c]
Total expenses	0.96%	0.95%	0.91%	0.92%	0.93%
Net expenses[b]	0.94%	0.47%	0.22%	0.08%	0.09%
Portfolio turnover rate	—	—	—	—	—

[a]	Less than $0.01 per share.
[b]	Net expense information reflects the expense ratios after expense waivers.
[c]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 29, 2018, the Trust consisted of fifty-three funds.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of the U.S. Government Money Market Fund, which is a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class and Money Market Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

March 29, 2018 represents the last day during the Funds’ annual period on which the New York Stock Exchange (“NYSE”) was open for trading. The Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ NAV calculations used for shareholder transactions.

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 29, 2018, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

200 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value. With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to

THE RYDEX FUNDS ANNUAL REPORT | 201

NOTES TO FINANCIAL STATEMENTS (continued)

reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 29, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

202 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(i) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(j) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.68% at March 29, 2018.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

THE RYDEX FUNDS ANNUAL REPORT | 203

NOTES TO FINANCIAL STATEMENTS (continued)

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$82,703,750	$—
S&P 500® Fund	Index exposure, Liquidity	2,750,859	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	11,834,259
Monthly Rebalance NASDAQ-100 2x Strategy Fund	Index exposure, Leverage, Liquidity	616,871	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,991,205
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	8,273,793	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	493,625
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	2,746,666	—
Russell 2000® Fund	Index exposure, Liquidity	3,410,578	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	507,031
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	3,663,173	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	49,044,813	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	26,580,922
High Yield Strategy Fund	Duration, Index exposure, Liquidity	239,788,441	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	7,242,574

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The exchange bears the risk of loss for interest rate swaps.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

204 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$294,075,991	$—
S&P 500® Fund	Index exposure, Liquidity	24,709,666	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	57,866,545
Monthly Rebalance NASDAQ-100 2x Strategy Fund	Index exposure, Leverage, Liquidity	49,789,245	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	7,859,376
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	23,534,654	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	726,483
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	10,285,819	—
Russell 2000® Fund	Index exposure, Liquidity	10,250,016	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	7,211,662
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	21,649,567	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	32,631,784	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$257,948,010	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	7,737,984

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

THE RYDEX FUNDS ANNUAL REPORT | 205

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 29, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 29, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk	Total Value at March 29, 2018
Nova Fund	$—	$2,677,956	$—	$—	$2,677,956
S&P 500® Fund	—	185,861	—	—	185,861
Inverse S&P 500® Strategy Fund	—	107,340	—	—	107,340
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	613,179	—	—	613,179
Inverse NASDAQ-100® Strategy Fund	—	187,878	—	—	187,878
Mid-Cap 1.5x Strategy Fund	—	101,996	—	—	101,996
Inverse Mid-Cap Strategy Fund	—	139	—	—	139
Russell 2000® 1.5x Strategy Fund	6,810	109,298	—	—	116,108
Russell 2000® Fund	—	188,493	—	—	188,493
Inverse Russell 2000® Strategy Fund	22,799	23,512	—	—	46,311
Dow Jones Industrial Average® Fund	1,574	73,245	—	—	74,819
Government Long Bond 1.2x Strategy Fund	—	—	1,867,130	—	1,867,130
High Yield Strategy Fund	—	—	115,786	13,205	128,991

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk	Total Value at March 29, 2018
Nova Fund	$11,975,883	$1,954,391	$—	$—	$13,930,274
S&P 500® Fund	10,568	—	—	—	10,568
Inverse S&P 500® Strategy Fund	11,196	512,436	—	—	523,632
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	94,023	—	—	—	94,023
Inverse NASDAQ-100® Strategy Fund	—	10,043	—	—	10,043
Mid-Cap 1.5x Strategy Fund	412,725	—	—	—	412,725
Inverse Mid-Cap Strategy Fund	—	4,303	—	—	4,303
Russell 2000® 1.5x Strategy Fund	—	9,013	—	—	9,013
Russell 2000® Fund	91,319	2,375	—	—	93,694
Inverse Russell 2000® Strategy Fund	—	5,547	—	—	5,547
Inverse Government Long Bond Strategy Fund	—	—	401,406	—	401,406
High Yield Strategy Fund	—	—	—	4,130	4,130
Inverse High Yield Strategy Fund	—	—	38,200	23,913	62,113

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 29, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

206 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 29, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$11,779,717	$13,380,033	$—	$—	$25,159,750
S&P 500® Fund	794,078	1,699,495	—	—	2,493,573
Inverse S&P 500® Strategy Fund	(145,657)	(10,591,819)	—	—	(10,737,476)
Monthly Rebalance NASDAQ-100 2x Strategy Fund	296,505	6,869,540	—	—	7,166,045
Inverse NASDAQ-100® Strategy Fund	(117,906)	(2,428,340)	—	—	(2,546,246)
Mid-Cap 1.5x Strategy Fund	4,319,690	3,350,526	—	—	7,670,216
Inverse Mid-Cap Strategy Fund	(38,237)	(88,110)	—	—	(126,347)
Russell 2000® 1.5x Strategy Fund	720,735	1,023,601	—	—	1,744,336
Russell 2000® Fund	258,442	569,052	—	—	827,494
Inverse Russell 2000® Strategy Fund	(313,912)	(1,415,654)	—	—	(1,729,566)
Dow Jones Industrial Average® Fund	909,860	2,081,359	—	—	2,991,219
Government Long Bond 1.2x Strategy Fund	—	—	(803,576)	—	(803,576)
Inverse Government Long Bond Strategy Fund	—	—	(913,457)	—	(913,457)
High Yield Strategy Fund	—	—	(1,907,409)	14,847,371	12,939,962
Inverse High Yield Strategy Fund	—	—	211,939	(551,626)	(339,687)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(12,108,720)	$737,131	$—	$—	$(11,371,589)
S&P 500® Fund	(14,304)	137,332	—	—	123,028
Inverse S&P 500® Strategy Fund	(17,039)	187,710	—	—	170,671
Monthly Rebalance NASDAQ-100 2x Strategy Fund	(102,132)	497,343	—	—	395,211
Inverse NASDAQ-100® Strategy Fund	7,107	241,922	—	—	249,029
Mid-Cap 1.5x Strategy Fund	(421,028)	(407,420)	—	—	(828,448)
Inverse Mid-Cap Strategy Fund	—	852	—	—	852
Russell 2000® 1.5x Strategy Fund	(34,755)	(99,909)	—	—	(134,664)
Russell 2000® Fund	(112,234)	67,725	—	—	(44,509)
Inverse Russell 2000® Strategy Fund	190,563	118,138	—	—	308,701
Dow Jones Industrial Average® Fund	47,862	78,681	—	—	126,543
Government Long Bond 1.2x Strategy Fund	—	—	1,524,715	—	1,524,715
Inverse Government Long Bond Strategy Fund	—	—	(347,266)	—	(347,266)
High Yield Strategy Fund	—	—	(1,337,194)	(2,610,832)	(3,948,026)
Inverse High Yield Strategy Fund	—	—	(33,926)	(566)	(34,492)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE RYDEX FUNDS ANNUAL REPORT | 207

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypotheticated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$2,677,956	$—	2,677,956	$—	$—	$2,677,956
S&P 500® Fund	Swap equity contracts	185,861	—	185,861	—	—	185,861
Inverse S&P 500® Strategy Fund	Swap equity contracts	107,340	—	107,340	—	—	107,340
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	613,179	—	613,179	—	—	613,179
Inverse NASDAQ-100 Strategy Fund	Swap equity contracts	187,878	—	187,878	—	—	187,878
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	101,996	—	101,996	—	—	101,996
Inverse Mid-Cap Strategy Fund	Swap equity contracts	139	—	139	—	—	139
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	109,298	—	109,298	—	—	109,298
Russell 2000® Fund	Swap equity contracts	188,493	—	188,493	—	—	188,493
Inverse Russell 2000® Strategy Fund	Swap equity contracts	23,512	—	23,512	—	—	23,512
Dow Jones Industrial Average® Fund	Swap equity contracts	73,245	—	73,245	—	—	73,245
High Yield Strategy Fund	Swap credit contracts	13,205	—	13,205	—	—	13,205

208 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$1,954,391	$—	$1,954,391	$1,954,391	$—	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	512,436	—	512,436	500,993	11,443	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	10,043	—	10,043	8,429	—	1,614
Inverse Mid-Cap Strategy Fund	Swap equity contracts	4,303	—	4,303	3,128	1,175	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	9,013	—	9,013	9,013	—	—
Russell 2000® Fund	Swap equity contracts	2,375	—	2,375	2,375	—	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	5,547	—	5,547	1,199	4,348	—

[1]	Centrally cleared swaps are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of March 29, 2018. The derivatives tables following the Schedules of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total Return Swap agreements	$20,836,184	$—
	Goldman Sachs Group	Futures contracts	8,635,718	—
Nova Fund Total			29,471,902	—
S&P 500® Fund	Goldman Sachs Group	Futures contracts	58,000	—
S&P 500® Fund Total			58,000	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	11,443	—
	Goldman Sachs Group	Futures contracts	29,000	—
Inverse S&P 500® Strategy Fund Total			40,443	—
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	2,470,000	—
	Goldman Sachs Group	Futures contracts	78,300	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund Total	Barclays Bank plc	Total Return Swap agreements	2,548,300	—
Inverse NASDAQ-100® Strategy Fund	Goldman Sachs Group	Futures contracts	11,600	—
Inverse NASDAQ-100® Strategy Fund Total			11,600	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	285,345	—
	Goldman Sachs Group	Futures contracts	472,500	—
Mid-Cap 1.5x Strategy Fund Total			757,845	—
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total Return Swap agreements	250,000	—
Inverse Mid-Cap Strategy Fund Total			250,000	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	760,000	—
	Goldman Sachs Group	Futures contracts	35,000	—
Russell 2000® 1.5x Strategy Fund Total			795,000	—

THE RYDEX FUNDS ANNUAL REPORT | 209

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Russell 2000® Fund	Barclays Bank plc	Total Return Swap agreements	$2,030,000	$—
	Goldman Sachs Group	Futures contracts	150,500	—
Russell 2000® Fund Total			2,180,500	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	60,000	—
	Goldman Sachs Group	Futures contracts	21,000	—
Inverse Russell 2000® Strategy Fund Total			81,000	—
Dow Jones Industrial Average® Fund	Barclays Bank plc	Total Return Swap agreements	420,000	—
	Goldman Sachs Group	Futures contracts	10,600	—
Dow Jones Industrial Average® Fund Total			430,600	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs Group	Futures contracts	97,434	—
Government Long Bond 1.2x Strategy Fund Total			97,434	—
Inverse Government Long Bond Strategy Fund	Goldman Sachs Group	Futures contracts	293,700	—
Inverse Government Long Bond Strategy Fund Total	Goldman Sachs Group	Futures contracts	293,700	—
High Yield Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	—	120,059
	Goldman Sachs Group	Credit Default Swaps agreements	—	970,036
High Yield Strategy Fund Total			—	1,090,095
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	1,661,911	—
	Goldman Sachs Group	Futures contracts	85,120	—
Inverse High Yield Strategy Fund Total			1,747,031	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

210 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

For the year ended March 29, 2018, GFD retained sales charges of $173,191 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

THE RYDEX FUNDS ANNUAL REPORT | 211

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 29, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
1.80%			1.38% - 2.75%
Due 04/02/18	$208,198,841	$208,240,481	04/15/20 - 05/15/25	$208,076,600	$207,119,552
			U.S. TIP Notes
			0.13%
			04/15/20	4,654,400	4,908,055
			U.S. Treasury Bonds
			3.00% - 8.00%
			11/15/21/- 05/15/45	329,500	335,239
				213,060,500	212,362,846

Bank of America Merrill Lynch			U.S. Treasury Notes
1.78%			1.63%
Due 04/02/18	68,128,219	68,141,693	06/30/20 - 07/31/20	70,403,800	69,490,837

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

212 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 29, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$113,106	$(113,106)	$—	$116,228	$—	$116,228
S&P 500® Fund	418,218	(418,218)	—	430,184	—	430,184
Monthly Rebalance NASDAQ-100 2x Strategy Fund	122,224	(122,224)	—	124,532	—	124,532
Mid-Cap 1.5x Strategy Fund	29,443	(29,443)	—	30,559	—	30,559
Russell 2000® 1.5x Strategy Fund	56,529	(56,529)	—	58,130	—	58,130
Russell 2000® Fund	686,182	(686,182)	—	705,775	—	705,775

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$8,790,576	$—	$8,790,576
S&P 500® Fund	11,066,512	1,513,761	12,580,273
Mid-Cap 1.5x Strategy Fund	1,321,163	—	1,321,163
Russell 2000® Fund	2,316,654	—	2,316,654
Dow Jones Industrial Average® Fund	3,482,646	—	3,482,646
Government Long Bond 1.2x Strategy Fund	1,123,019	—	1,123,019
High Yield Strategy Fund	15,459,152	—	15,459,152
U.S. Government Money Market Fund	1,140,517	—	1,140,517

THE RYDEX FUNDS ANNUAL REPORT | 213

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$36,022	$1,146,043	$1,182,065
S&P 500® Fund	352,020	2,075,033	2,427,053
Mid-Cap 1.5x Strategy Fund	—	715,324	715,324
Russell 2000® 1.5x Strategy Fund	309,859	741,106	1,050,965
Dow Jones Industrial Average® Fund	282,484	198,308	480,792
Government Long Bond 1.2x Strategy Fund	1,045,691	1,662,337	2,708,028
High Yield Strategy Fund	10,398,192	—	10,398,192
U.S. Government Money Market Fund	39,593	—	39,593

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 29, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$—	$—	$609,957	$—	$609,957
S&P 500® Fund	2,885,171	—	26,720,124	—	29,605,295
Inverse S&P 500® Strategy Fund	—	—	(352,170)	(262,222,497)	(262,574,667)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	3,412,118	(86,893,794)	(83,481,676)
Inverse NASDAQ-100® Strategy Fund	—	—	205,344	(39,865,868)	(39,660,524)
Mid-Cap 1.5x Strategy Fund	752,296	—	145,618	—	897,914
Inverse Mid-Cap Strategy Fund	—	—	(2,305)	(6,217,229)	(6,219,534)
Russell 2000® 1.5x Strategy Fund	—	—	137,046	(953,477)	(816,431)
Russell 2000® Fund	—	—	3,105,216	—	3,105,216
Inverse Russell 2000® Strategy Fund	—	—	28,342	(36,515,609)	(36,487,267)
Dow Jones Industrial Average® Fund	170,869	—	9,818,449	—	9,989,318
Government Long Bond 1.2x Strategy Fund	1,027	—	2,782,574	(7,557,064)	(4,773,463)
Inverse Government Long Bond Strategy Fund	—	—	(3,652,020)	(271,671,189)	(275,323,209)
High Yield Strategy Fund	—	—	181,252	(4,882,935)	(4,701,683)
Inverse High Yield Strategy Fund	—	—	(8,608)	(14,007,575)	(14,016,183)
U.S. Government Money Market Fund	72,033	—	—	—	72,033

214 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 29, 2018, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® Strategy Fund	$(64,265,070)	$(174,608,983)	$(23,348,444)	$(262,222,497)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	(78,080,514)	(8,759,292)	(86,839,806)
Inverse NASDAQ-100® Strategy Fund	(9,266,829)	(27,737,943)	(2,853,982)	(39,858,754)
Inverse Mid-Cap Strategy Fund	(1,499,847)	(4,001,951)	(714,280)	(6,216,078)
Russell 2000® 1.5x Strategy Fund	—	(839,807)	(51,005)	(890,812)
Inverse Russell 2000® Strategy Fund	(10,451,551)	(20,292,588)	(5,771,470)	(36,515,609)
Government Long Bond 1.2x Strategy Fund	—	(6,647,663)	(909,401)	(7,557,064)
Inverse Government Long Bond Strategy Fund	(23,242,075)	(201,631,078)	(46,276,018)	(271,149,171)
Inverse High Yield Strategy Fund	(4,361,182)	(7,973,815)	(1,672,578)	(14,007,575)

For the year ended March 29, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Inverse S&P 500® Strategy Fund	$107,667,355	$—	$107,667,355
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	7,627,022	7,627,022
Inverse NASDAQ-100® Strategy Fund	16,105,314	—	16,105,314
Inverse Mid-Cap Strategy Fund	6,411,872	—	6,411,872
Inverse Russell 2000® Strategy Fund	15,938,452	—	15,938,452
Inverse Government Long Bond Strategy Fund	68,305,233	—	68,305,233
Inverse High Yield Strategy Fund	3,356,295	—	3,356,295

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships and swaps, losses deferred due to wash sales, qualified late year losses, distributions in connection with redemption of fund shares, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, distribution reclasses, the “mark-to-market” of certain derivatives, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE RYDEX FUNDS ANNUAL REPORT | 215

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of March 29, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Nova Fund	$18,321,293	$(1,415,240)	$(16,906,053)
S&P 500® Fund	24,865,302	54,752	(24,920,054)
Inverse S&P 500® Strategy Fund	(107,947,843)	280,488	107,667,355
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(76,490)	76,490	—
Inverse NASDAQ-100® Strategy Fund	(16,107,132)	1,818	16,105,314
Mid-Cap 1.5x Strategy Fund	14,572,426	—	(14,572,426)
Inverse Mid-Cap Strategy Fund	(6,418,146)	6,274	6,411,872
Russell 2000® 1.5x Strategy Fund	(5,334)	5,509	(175)
Russell 2000® Fund	3,144,725	237,408	(3,382,133)
Inverse Russell 2000® Strategy Fund	(15,997,975)	59,523	15,938,452
Dow Jones Industrial Average® Fund	3,775,998	(14,106)	(3,761,892)
Government Long Bond 1.2x Strategy Fund	—	—	—
Inverse Government Long Bond Strategy Fund	(71,315,216)	3,009,982	68,305,234
High Yield Strategy Fund	5,584,410	8,203,867	(13,788,277)
Inverse High Yield Strategy Fund	(3,664,153)	307,858	3,356,295
U.S. Government Money Market Fund	—	33,657	(33,657)

At March 29, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Nova Fund	$495,235,369	$5,504,333	$(4,894,376)	$609,957
S&P 500® Fund	190,259,408	29,640,613	(2,920,489)	26,720,124
Inverse S&P 500® Strategy Fund	69,712,014	209,211	(561,381)	(352,170)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	22,198,527	3,548,719	(136,601)	3,412,118
Inverse NASDAQ-100® Strategy Fund	8,794,319	215,387	(10,043)	205,344
Mid-Cap 1.5x Strategy Fund	21,176,570	288,806	(143,188)	145,618
Inverse Mid-Cap Strategy Fund	482,476	1,998	(4,303)	(2,305)
Russell 2000® 1.5x Strategy Fund	8,972,296	248,212	(111,166)	137,046
Russell 2000® Fund	40,739,270	3,938,122	(832,906)	3,105,216
Inverse Russell 2000® Strategy Fund	4,367,828	36,328	(7,986)	28,342
Dow Jones Industrial Average® Fund	72,122,943	10,191,927	(373,478)	9,818,449
Government Long Bond 1.2x Strategy Fund	119,661,918	2,782,950	(376)	2,782,574
Inverse Government Long Bond Strategy Fund	123,838,898	138,896	(3,790,916)	(3,652,020)
High Yield Strategy Fund	35,222,649	197,487	(16,235)	181,252
Inverse High Yield Strategy Fund	18,032,275	15,305	(23,913)	(8,608)
U.S. Government Money Market Fund	532,040,672	—	—	—

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 29, 2018, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2018:

Fund	Ordinary	Capital
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$(53,988)	$—
Inverse NASDAQ-100® Strategy Fund	(7,114)	—
Inverse Mid-Cap Strategy Fund	(1,151)	—
Russell 2000® 1.5x Strategy Fund	(62,665)	—
Inverse Government Long Bond Strategy Fund	(522,018)	—
High Yield Strategy Fund	—	(4,882,935)

Note 9 – Securities Transactions

For the year ended March 29, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$4,339,821,391	$4,321,767,453
S&P 500® Fund	336,118,437	411,259,869
Inverse S&P 500® Strategy Fund	12,639,076	32,040,000
Monthly Rebalance NASDAQ-100 2x Strategy Fund	128,295,786	133,705,541
Inverse NASDAQ-100® Strategy Fund	—	1,000,000
Mid-Cap 1.5x Strategy Fund	491,152,528	504,993,986
Inverse Mid-Cap Strategy Fund	120,000	100,000
Russell 2000® 1.5x Strategy Fund	58,487,393	60,056,708
Russell 2000® Fund	59,868,826	80,584,482
Inverse Russell 2000® Strategy Fund	—	100,000
Dow Jones Industrial Average® Fund	157,883,738	133,616,124
Government Long Bond 1.2x Strategy Fund	—	1,300,000
Inverse Government Long Bond Strategy Fund	12,000,288	57,000,000
High Yield Strategy Fund	158,381,823	194,949,000
Inverse High Yield Strategy Fund	900,000	1,300,000
U.S. Government Money Market Fund	—	—

For the year ended March 29, 2018, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$1,096,922,734	$1,025,724,969
Inverse Government Long Bond Strategy Fund	1,171,888,172	1,136,845,781

THE RYDEX FUNDS ANNUAL REPORT | 217

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 29, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$459,024,525	$346,825,701	$1,370,896
S&P 500® Fund	252,501,295	253,544,820	34,932,317
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	24,262,480	68,689,143	(60,651)
Mid-Cap 1.5x Strategy Fund	2,379,574	9,306,114	136,328
Russell 2000® 1.5x Strategy Fund	36,410,841	34,955,527	(210,844)
Russell 2000® Fund	36,980,523	66,028,398	4,203,929
Dow Jones Industrial Average® Fund	40,728,922	68,130,939	803,995
Inverse Government Long Bond Strategy Fund	—	10,000,056	56
U.S. Government Money Market Fund	46,506,837	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.26% for the year ended March 29, 2018. On March 29, 2018, the Monthly Rebalance NASDAQ-100® 2x Strategy Fund borrowed $1,794,000 under this agreement. The remaining funds did not have any borrowings outstanding under this agreement at March 29, 2018.

The average daily balances borrowed for the year ended March 29, 2018, were as follows:

Fund	Average Daily Balance
Nova Fund	$55,227
S&P 500® Fund	7,045
Inverse S&P 500® Fund	10,522
Monthly Rebalance NASDAQ - 100® 2X Strategy Fund	15,998
Inverse NASDAQ -100® Strategy Fund	151
Mid Cap 1.5x Strategy Fund	18,222
Russell 2000® 1.5x Strategy Fund	2,388
Russell 2000® Fund	1,089
Inverse Russell® Strategy Fund	419
Dow Jones Industrial Average® Fund	34,676
Government Long Bond 1.2x Strategy Fund	43,548
Inverse Government Long Bond Strategy Fund	10,209
High Yield Strategy Fund	86,659
Inverse High Yield Strategy Fund	168
U.S. Government Money Market Fund	4,677

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The

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NOTES TO FINANCIAL STATEMENTS (concluded)

plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. The court has not yet ruled on the motion.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The District Court has not yet ruled on that request.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 29, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 29, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Rydex Series Funds	Statement of operations	Statement of changes in net assets	Financial highlights

Nova Fund

S&P 500® Fund

Inverse S&P 500® Strategy Fund

Inverse NASDAQ-100® Strategy Fund

Mid-Cap 1.5x Strategy Fund

Inverse Mid-Cap Strategy Fund

Russell 2000® 1.5x Strategy Fund

Russell 2000® Fund

Inverse Russell 2000® Strategy Fund

Government Long Bond 1.2x Strategy Fund

Inverse Government Long Bond Strategy Fund

High Yield Strategy Fund

Inverse High Yield Strategy Fund

U.S. Government Money Market Fund

	For the year ended March 29, 2018	For each of the two years in the period ended March 29, 2018	For each of the five years in the period ended March 29, 2018
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	For the year ended March 29, 2018	For each of the two years in the period ended March 29, 2018	For each of the three years in the period ended March 29, 2018 and the period from November 28, 2014 (commencement of operations) through March 31, 2015
Dow Jones Industrial Average Fund	For the year ended March 29, 2018	For each of the two years in the period ended March 29, 2018	For each of the two years in the period ended March 29, 2018 and the period from December 1, 2015 (commencement of operations) through March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 29, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Of the taxable ordinary income distributions paid during the fiscal year ending March 29, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 29, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Nova Fund	2.47%	2.74%	0.00%	100.00%
S&P 500® Fund	49.55%	48.25%	0.00%	100.00%
Mid-Cap 1.5x Strategy Fund	1.45%	1.46%	0.00%	100.00%
Russell 2000® Fund	10.45%	9.90%	0.00%	100.00%
Dow Jones Industrial Average® Fund	4.23%	4.12%	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	0.00%	0.00%	100.00%	0.00%
High Yield Strategy Fund	0.00%	0.00%	47.64%	100.00%
U.S. Government Money Market Fund	0.00%	0.00%	100.00%	0.00%

With respect to the taxable year ended March 29, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Fund	$1,513,761	$23,202,064
Mid-Cap 1.5x Strategy Fund	—	2,766,378
Russell 2000® Fund	—	1,121,454
Dow Jones Industrial Average® Fund	—	695,808

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present).	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	158	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee ****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)	Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.
James M. Howley (1972)	Assistant Treasurer (2016-present)	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp (1960)	Assistant Treasurer (2016-present)	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).
Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)	Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2 (a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●	We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●	Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 229

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

230 | THE RYDEX FUNDS ANNUAL REPORT

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3.29.2018

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RTB2-ANN-0318x0319

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	19
S&P MIDCAP 400® PURE GROWTH FUND	28
S&P MIDCAP 400® PURE VALUE FUND	36
S&P SMALLCAP 600® PURE GROWTH FUND	44
S&P SMALLCAP 600® PURE VALUE FUND	53
EUROPE 1.25x STRATEGY FUND	62
JAPAN 2x STRATEGY FUND	72
STRENGTHENING DOLLAR 2x STRATEGY FUND	80
WEAKENING DOLLAR 2x STRATEGY FUND	88
NOTES TO FINANCIAL STATEMENTS	96
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	111
OTHER INFORMATION	112
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	114
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	118

THE RYDEX FUNDS ANNUAL REPORT | 1

March 29, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or the “Funds”). This report covers performance for the 12-month period ended March 29, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 29, 2018

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. ● These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 29, 2018

As we enter the ninth year of the current expansion, one of the most important new developments to evaluate is the impact of the corporate tax cuts passed into law at the end of 2017. Guggenheim’s concern is that the substantial late-cycle fiscal easing in the pipeline will prompt more restrictive monetary policy, which increases the risk that the economy will experience a boom-bust cycle that ends in a recession.

With the unemployment rate at 4.1% and core inflation rising, fiscal policy should be leaning against the economy to prevent overheating, not providing further stimulus. Faster wage growth, rising core inflation, and an unsustainably low unemployment rate underpin our longstanding view that the U.S. Federal Reserve (the “Fed”) will raise interest rates four times in 2018. Fed funds futures show the market is now pricing in nearly three rate hikes for 2018, up from two at the beginning of the year, which contributed to a pickup in first-quarter market volatility. Tighter fiscal and monetary policy, along with rising policy uncertainty ahead of the 2018 mid-terms and 2020 presidential election, could prove to be too much for an overextended economy to bear.

Further complicating the story is the risk of a global trade war sparked by protectionist actions taken by the Trump administration. We now have new steel and aluminum tariffs in place that are likely to have some modest inflationary impact while hurting almost 20% of U.S. corporates, according to our estimates. We expect more protectionist trade and investment policies in place by year end.

Over the 12 months ended March 29, 2018, the bear flattening (the condition in which short-term rates rise faster than long-term rates) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly and front end of the curve. The 2-year Treasury ended the period at 2.27%, up 102 basis points from a year ago, while the 10-year finished the period at 2.74%, up 35 basis points from a year ago. The 2-year-10 year curve, which started the period at 113 basis points, finished at 47 basis points.

For the 12 months ended March 29, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.99%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 25.37%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 1.20% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.78%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 29, 2018

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX ® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2017 and ending March 29, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning September 30, 2017 and ending March 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.52%	9.16%	$ 1,000.00	$ 1,091.60	$ 7.84
C-Class	2.27%	8.77%	1,000.00	1,087.70	11.69
H-Class	1.52%	9.17%	1,000.00	1,091.70	7.84
S&P 500® Pure Value Fund
A-Class	1.52%	5.17%	1,000.00	1,051.70	7.69
C-Class	2.27%	4.79%	1,000.00	1,047.90	11.46
H-Class	1.52%	5.17%	1,000.00	1,051.70	7.69
S&P MidCap 400® Pure Growth Fund
A-Class	1.52%	8.50%	1,000.00	1,085.00	7.81
C-Class	2.27%	8.10%	1,000.00	1,081.00	11.65
H-Class	1.52%	8.49%	1,000.00	1,084.90	7.81
S&P MidCap 400® Pure Value Fund
A-Class	1.52%	1.83%	1,000.00	1,018.30	7.56
C-Class	2.27%	1.43%	1,000.00	1,014.30	11.27
H-Class	1.52%	1.79%	1,000.00	1,017.90	7.56
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	3.99%	1,000.00	1,039.90	7.70
C-Class	2.27%	3.58%	1,000.00	1,035.80	11.39
H-Class	1.52%	3.97%	1,000.00	1,039.70	7.64
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	0.07%	1,000.00	1,000.70	7.50
C-Class	2.27%	(0.33%)	1,000.00	996.70	11.18
H-Class	1.52%	0.04%	1,000.00	1,000.40	7.50
Europe 1.25x Strategy Fund
A-Class	1.70%	(3.05%)	1,000.00	969.50	8.26
C-Class	2.45%	(3.42%)	1,000.00	965.80	11.88
H-Class	1.70%	(3.06%)	1,000.00	969.40	8.26
Japan 2x Strategy Fund
A-Class	1.50%	22.31%	1,000.00	1,223.10	8.22
C-Class	2.25%	21.84%	1,000.00	1,218.40	12.31
H-Class	1.49%	22.29%	1,000.00	1,222.90	8.17
Strengthening Dollar 2x Strategy Fund
A-Class	1.70%	(5.44%)	1,000.00	945.60	8.16
C-Class	2.45%	(5.80%)	1,000.00	942.00	11.73
H-Class	1.70%	(5.46%)	1,000.00	945.40	8.15
Weakening Dollar 2x Strategy Fund
A-Class	1.68%	4.55%	1,000.00	1,045.50	8.47
C-Class	2.44%	4.16%	1,000.00	1,041.60	12.28
H-Class	1.69%	4.55%	1,000.00	1,045.50	8.52

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
S&P 500® Pure Growth Fund
A-Class	1.52%	5.00%	$ 1,000.00	$ 1,017.35	$ 7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P 500® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P MidCap 400® Pure Growth Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P MidCap 400® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
Europe 1.25x Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
Japan 2x Strategy Fund
A-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
C-Class	2.25%	5.00%	1,000.00	1,013.71	11.30
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Strengthening Dollar 2x Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
Weakening Dollar 2x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses in table 1 are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2017 to March 29, 2018.
[4]

Expenses in table 2 are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[5]	Hypothetical return for the period September 30, 2017 to March 31, 2018.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 29, 2018, S&P 500® Pure Growth Fund H-Class returned 21.40%, compared with a gain of 23.39% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Technology was the sector contributing the most to the performance of the underlying index, followed by Financials. Energy was the only sector detracting from the performance of the underlying index. The Utilities sector contributed least.

Stocks that contributed the most to the return of the underlying index were NVIDIA Corp., Applied Materials, Inc., and Align Technology, Inc. Ulta Beauty, Inc., Incyte Corp., and Celgene Corp. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Netflix, Inc.	2.3%
Adobe Systems, Inc.	1.9%
NVIDIA Corp.	1.8%
Applied Materials, Inc.	1.8%
Vertex Pharmaceuticals, Inc.	1.8%
Red Hat, Inc.	1.7%
Amazon.com, Inc.	1.6%
Centene Corp.	1.6%
Lam Research Corp.	1.6%
IPG Photonics Corp.	1.6%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	21.39%	13.78%	11.51%
A-Class Shares with sales charge†	15.64%	12.68%	10.97%
C-Class Shares	20.50%	12.93%	10.68%
C-Class Shares with CDSC‡	19.50%	12.93%	10.68%
H-Class Shares	21.40%	13.79%	11.51%
S&P 500 Pure Growth Index	23.39%	15.71%	13.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 28.7%
Vertex Pharmaceuticals, Inc.*	15,100	$2,460,998
Centene Corp.*	21,525	2,300,377
Align Technology, Inc.*	8,743	2,195,630
PayPal Holdings, Inc.*	28,380	2,153,191
Total System Services, Inc.	24,529	2,115,871
Intuitive Surgical, Inc.*	4,000	1,651,320
Illumina, Inc.*	6,500	1,536,730
Edwards Lifesciences Corp.*	10,620	1,481,702
AbbVie, Inc.	15,000	1,419,750
Global Payments, Inc.	12,253	1,366,455
UnitedHealth Group, Inc.	6,381	1,365,534
United Rentals, Inc.*	7,516	1,298,239
IDEXX Laboratories, Inc.*	6,510	1,245,949
Estee Lauder Companies, Inc. — Class A	8,200	1,227,704
Moody’s Corp.	7,600	1,225,880
Hologic, Inc.*	32,479	1,213,416
Cintas Corp.	6,443	1,099,047
ResMed, Inc.	10,300	1,014,241
Cigna Corp.	5,400	905,796
Stryker Corp.	5,300	852,876
Gartner, Inc.*	7,202	847,099
Constellation Brands, Inc. — Class A	3,705	844,443
Boston Scientific Corp.*	30,907	844,379
S&P Global, Inc.	4,390	838,753
Avery Dennison Corp.	7,808	829,600
Abbott Laboratories	13,400	802,928
Nektar Therapeutics*	7,300	775,698
Cooper Companies, Inc.	3,300	755,073
Zoetis, Inc.	8,400	701,484
Monster Beverage Corp.*	11,600	663,636
Regeneron Pharmaceuticals, Inc.*	1,900	654,284
Becton Dickinson and Co.	2,893	626,913
Incyte Corp.*	6,400	533,312
Celgene Corp.*	4,952	441,768
Total Consumer, Non-cyclical		40,290,076

Technology – 27.9%
Adobe Systems, Inc.*	12,300	2,657,784
NVIDIA Corp.	11,215	2,597,282
Applied Materials, Inc.	45,350	2,521,914
Red Hat, Inc.*	16,183	2,419,520
Lam Research Corp.	11,290	2,293,676
IPG Photonics Corp.*	9,600	2,240,448
Activision Blizzard, Inc.	29,602	1,996,951
salesforce.com, Inc.*	16,498	1,918,717
Broadcom Ltd.	7,645	1,801,544
Qorvo, Inc.*	21,623	1,523,340
Micron Technology, Inc.*	29,200	1,522,488
Skyworks Solutions, Inc.	14,443	1,448,055
Apple, Inc.	8,500	1,426,130
Microchip Technology, Inc.	14,291	1,305,626
Cerner Corp.*	21,410	1,241,780
Cadence Design Systems, Inc.*	32,984	1,212,822
ANSYS, Inc.*	7,616	1,193,351
Cognizant Technology Solutions Corp. — Class A	14,200	1,143,100
Intuit, Inc.	6,090	1,055,702
Synopsys, Inc.*	12,373	1,029,929
Analog Devices, Inc.	10,600	965,978
Electronic Arts, Inc.*	6,987	847,104
NetApp, Inc.	13,100	808,139
KLA-Tencor Corp.	7,000	763,070
Fiserv, Inc.*	9,072	646,924
Texas Instruments, Inc.	6,000	623,340
Total Technology		39,204,714

Financial - 13.3%
Cboe Global Markets, Inc.	16,353	1,865,877
CBRE Group, Inc. — Class A*	37,842	1,786,899
Progressive Corp.	26,200	1,596,366
Visa, Inc. — Class A	13,100	1,567,022
Prologis, Inc. REIT	22,956	1,445,998
Mastercard, Inc. — Class A	8,206	1,437,363
SBA Communications Corp. REIT*	7,803	1,333,689
E*TRADE Financial Corp.*	23,641	1,309,948
American Tower Corp. — Class A REIT	8,594	1,249,052
Intercontinental Exchange, Inc.	15,850	1,149,442
Extra Space Storage, Inc. REIT	11,825	1,033,032
T. Rowe Price Group, Inc.	7,600	820,572
Charles Schwab Corp.	15,059	786,381
SVB Financial Group*	2,900	696,029
Equinix, Inc. REIT	1,200	501,768
Total Financial		18,579,438

Communications - 9.7%
Netflix, Inc.*	10,710	3,163,199
Amazon.com, Inc.*	1,600	2,315,744
Facebook, Inc. — Class A*	10,699	1,709,593
eBay, Inc.*	35,670	1,435,361
VeriSign, Inc.*	11,381	1,349,331
Motorola Solutions, Inc.	11,651	1,226,850
Charter Communications, Inc. — Class A*	3,600	1,120,392
Alphabet, Inc. — Class C*	687	708,840
Alphabet, Inc. — Class A*	602	624,358
Total Communications		13,653,668

Industrial - 9.2%
Boeing Co.	4,131	1,354,472
Corning, Inc.	43,500	1,212,780
Agilent Technologies, Inc.	16,100	1,077,090
Waste Management, Inc.	10,900	916,908
Roper Technologies, Inc.	3,200	898,208
Mettler-Toledo International, Inc.*	1,500	862,545
Rockwell Collins, Inc.	6,200	836,070
AMETEK, Inc.	10,800	820,476
AO Smith Corp.	12,785	812,998
Waters Corp.*	4,000	794,600
TransDigm Group, Inc.	2,520	773,489
Amphenol Corp. — Class A	8,800	757,944
Fortune Brands Home & Security, Inc.	12,365	728,175
CSX Corp.	11,200	623,952

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

Illinois Tool Works, Inc.	2,900	$454,314
Total Industrial		12,924,021

Consumer, Cyclical - 8.9%
PulteGroup, Inc.	64,311	1,896,531
DR Horton, Inc.	38,557	1,690,339
Marriott International, Inc. — Class A	12,200	1,658,956
Norwegian Cruise Line Holdings Ltd.*	25,412	1,346,074
Wyndham Worldwide Corp.	10,879	1,244,884
Aptiv plc	13,700	1,164,089
Dollar Tree, Inc.*	10,438	990,566
Home Depot, Inc.	5,380	958,931
Michael Kors Holdings Ltd.*	14,669	910,652
Wynn Resorts Ltd.	3,600	656,496
Total Consumer, Cyclical		12,517,518

Basic Materials - 1.1%
Sherwin-Williams Co.	2,500	980,300
FMC Corp.	7,107	544,183
Total Basic Materials		1,524,483

Consumer Discretionary - 0.8%
Booking Holdings, Inc.*	531	1,104,687

Total Common Stocks
(Cost $114,712,969)		139,798,605

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.2%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$180,042	180,042
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	58,915	58,915
Total Repurchase Agreements
(Cost $238,957)		238,957

Total Investments - 99.8%
(Cost $114,951,926)		$140,037,562
Other Assets & Liabilities, net - 0.2%		301,868
Total Net Assets - 100.0%		$140,339,430

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P 500® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$139,798,605	$—	$—	$139,798,605
Repurchase Agreements	—	238,957	—	238,957
Total Assets	$139,798,605	$238,957	$—	$140,037,562

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value (cost $114,712,969)	$139,798,605
Repurchase agreements, at value (cost $238,957)	238,957
Cash	28,315
Receivables:
Fund shares sold	579,932
Dividends	34,684
Securities lending income	183
Interest	36
Total assets	140,680,712

Liabilities:
Payable for:
Fund shares redeemed	109,955
Management fees	97,964
Distribution and service fees	41,557
Transfer agent and administrative fees	32,655
Portfolio accounting fees	13,062
Trustees’ fees*	4,035
Miscellaneous	42,054
Total liabilities	341,282
Commitments and contingent liabilities (Note 11)	—
Net assets	$140,339,430

Net assets consist of:
Paid in capital	$112,330,182
Undistributed net investment income	—
Accumulated net realized gain on investments	2,923,612
Net unrealized appreciation on investments	25,085,636
Net assets	$140,339,430

A-Class:
Net assets	$17,253,579
Capital shares outstanding	259,467
Net asset value per share	$66.50
Maximum offering price per share (Net asset value divided by 95.25%)	$69.81

C-Class:
Net assets	$13,441,587
Capital shares outstanding	227,434
Net asset value per share	$59.10

H-Class:
Net assets	$109,644,264
Capital shares outstanding	1,649,131
Net asset value per share	$66.49

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$1,240,156
Interest	7,847
Income from securities lending, net	6,729
Total investment income	1,254,732

Expenses:
Management fees	993,391
Distribution and service fees:
A-Class	38,751
C-Class	122,026
H-Class	261,873
Transfer agent and administrative fees	331,130
Portfolio accounting fees	132,451
Custodian fees	17,917
Trustees’ fees*	9,641
Line of credit fees	32
Miscellaneous	211,090
Total expenses	2,118,302
Net investment loss	(863,570)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,432,251
Net realized gain	17,432,251
Net change in unrealized appreciation (depreciation) on:
Investments	8,279,963
Net change in unrealized appreciation (depreciation)	8,279,963
Net realized and unrealized gain	25,712,214
Net increase in net assets resulting from operations	$24,848,644

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(863,570)	$(912,048)
Net realized gain on investments	17,432,251	20,611,148
Net change in unrealized appreciation (depreciation) on investments	8,279,963	(8,959,618)
Net increase in net assets resulting from operations	24,848,644	10,739,482

Distributions to shareholders from:
Net realized gains
A-Class	(787,796)	(6,873)
C-Class	(737,769)	(5,189)
H-Class	(6,495,002)	(25,208)
Total distributions to shareholders	(8,020,567)	(37,270)

Capital share transactions:
Proceeds from sale of shares
A-Class	14,683,535	14,412,065
C-Class	4,910,180	1,978,513
H-Class	275,189,364	196,453,565
Distributions reinvested
A-Class	784,458	6,784
C-Class	712,811	5,050
H-Class	6,444,442	24,834
Cost of shares redeemed
A-Class	(15,855,868)	(24,797,962)
C-Class	(4,601,531)	(9,884,631)
H-Class	(263,954,631)	(238,506,871)
Net increase (decrease) from capital share transactions	18,312,760	(60,308,653)
Net increase (decrease) in net assets	35,140,837	(49,606,441)

Net assets:
Beginning of year	105,198,593	154,805,034
End of year	$140,339,430	$105,198,593
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(331,761)

Capital share activity:
Shares sold
A-Class	236,574	266,962
C-Class	85,025	39,085
H-Class	4,340,507	3,652,903
Shares issued from reinvestment of distributions
A-Class	12,369	125
C-Class	12,618	103
H-Class	101,647	458
Shares redeemed
A-Class	(258,741)	(462,388)
C-Class	(80,278)	(202,526)
H-Class	(4,153,427)	(4,481,621)
Net increase (decrease) in shares	296,294	(1,186,899)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$57.84	$51.74	$55.85	$50.81	$38.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.44)	(.22)	(.33)	(.23)
Net gain (loss) on investments (realized and unrealized)	12.57	6.56	(2.47)	6.86	12.18
Total from investment operations	12.21	6.12	(2.69)	6.53	11.95
Less distributions from:
Net realized gains	(3.55)	(.02)	(1.42)	(1.49)	—
Total distributions	(3.55)	(.02)	(1.42)	(1.49)	—
Net asset value, end of period	$66.50	$57.84	$51.74	$55.85	$50.81

Total Return[b]	21.39%	11.84%	(4.90%)	12.98%	30.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,254	$15,575	$24,037	$25,768	$19,978
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.82%)	(0.41%)	(0.62%)	(0.51%)
Total expenses	1.53%	1.53%	1.50%	1.50%	1.52%
Portfolio turnover rate	215%	184%	290%	274%	594%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$52.13	$46.99	$51.23	$47.07	$36.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.75)	(.77)	(.57)	(.67)	(.52)
Net gain (loss) on investments (realized and unrealized)	11.27	5.93	(2.25)	6.32	11.32
Total from investment operations	10.52	5.16	(2.82)	5.65	10.80
Less distributions from:
Net realized gains	(3.55)	(.02)	(1.42)	(1.49)	—
Total distributions	(3.55)	(.02)	(1.42)	(1.49)	—
Net asset value, end of period	$59.10	$52.13	$46.99	$51.23	$47.07

Total Return[b]	20.50%	10.99%	(5.61%)	12.13%	29.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,442	$10,951	$17,546	$22,701	$17,042
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.57%)	(1.16%)	(1.37%)	(1.24%)
Total expenses	2.28%	2.27%	2.25%	2.25%	2.27%
Portfolio turnover rate	215%	184%	290%	274%	594%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$57.83	$51.73	$55.84	$50.80	$38.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.44)	(.18)	(.34)	(.23)
Net gain (loss) on investments (realized and unrealized)	12.59	6.56	(2.51)	6.87	12.19
Total from investment operations	12.21	6.12	(2.69)	6.53	11.96
Less distributions from:
Net realized gains	(3.55)	(.02)	(1.42)	(1.49)	—
Total distributions	(3.55)	(.02)	(1.42)	(1.49)	—
Net asset value, end of period	$66.49	$57.83	$51.73	$55.84	$50.80

Total Return[b]	21.40%	11.84%	(4.91%)	12.98%	30.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,644	$78,673	$113,223	$104,628	$103,502
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.81%)	(0.35%)	(0.65%)	(0.50%)
Total expenses	1.53%	1.52%	1.51%	1.50%	1.52%
Portfolio turnover rate	215%	184%	290%	274%	594%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 29, 2018, S&P 500® Pure Value Fund H-Class returned 10.48%, compared with a gain of 12.15% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Financials was the sector contributing the most to the performance of the underlying index, followed by the Consumer Discretionary sector. The Industrials sector detracted the most from performance, followed by the Communications sector.

Stocks that contributed the most to the return of the underlying index were Valero Energy Corp., Kohl’s Corp., and Centene Corp. Signet Jewelers Ltd., Patterson Companies, Inc., and Transocean Ltd. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
CenturyLink, Inc.	2.5%
Envision Healthcare Corp.	2.4%
Berkshire Hathaway, Inc. — Class B	2.4%
Kohl’s Corp.	2.3%
Archer-Daniels-Midland Co.	2.0%
Macy’s, Inc.	1.9%
Hewlett Packard Enterprise Co.	1.8%
XL Group Ltd.	1.7%
Ford Motor Co.	1.6%
Fluor Corp.	1.6%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	10.48%	11.24%	8.92%
A-Class Shares with sales charge†	5.23%	10.17%	8.39%
C-Class Shares	9.66%	10.41%	8.14%
C-Class Shares with CDSC‡	8.66%	10.41%	8.14%
H-Class Shares	10.48%	11.24%	8.95%
S&P 500 Pure Value Index	12.15%	13.11%	11.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 29.3%
Berkshire Hathaway, Inc. — Class B*	8,329	$1,661,469
XL Group Ltd.	21,211	1,172,120
Leucadia National Corp.	42,900	975,117
Prudential Financial, Inc.	9,360	969,228
Loews Corp.	18,198	904,986
Navient Corp.	63,346	831,099
Lincoln National Corp.	11,350	829,231
Capital One Financial Corp.	8,116	777,675
Everest Re Group Ltd.	2,995	769,176
MetLife, Inc.	15,174	696,335
Assurant, Inc.	7,613	695,904
Citigroup, Inc.	9,632	650,160
Citizens Financial Group, Inc.	15,120	634,738
American International Group, Inc.	11,523	627,082
Hartford Financial Services Group, Inc.	11,929	614,582
Unum Group	11,754	559,608
Travelers Companies, Inc.	3,648	506,561
Regions Financial Corp.	27,261	506,509
Morgan Stanley	9,088	490,388
Goldman Sachs Group, Inc.	1,936	487,601
Aflac, Inc.	10,376	454,054
People’s United Financial, Inc.	23,836	444,780
SunTrust Banks, Inc.	6,476	440,627
Fifth Third Bancorp	12,161	386,112
Chubb Ltd.	2,803	383,366
Zions Bancorporation	6,942	366,052
KeyCorp	17,821	348,401
BB&T Corp.	6,380	332,015
JPMorgan Chase & Co.	2,667	293,290
Wells Fargo & Co.	5,579	292,395
Bank of New York Mellon Corp.	5,654	291,351
Cincinnati Financial Corp.	3,842	285,307
PNC Financial Services Group, Inc.	1,811	273,896
Huntington Bancshares, Inc.	17,301	261,245
Invesco Ltd.	6,752	216,132
Total Financial		20,428,592

Consumer, Cyclical - 20.8%
Kohl’s Corp.	24,327	1,593,662
Macy’s, Inc.	45,486	1,352,754
Ford Motor Co.	99,149	1,098,571
General Motors Co.	29,985	1,089,655
United Continental Holdings, Inc.*	13,660	948,960
Target Corp.	13,185	915,434
Best Buy Company, Inc.	11,956	836,800
Goodyear Tire & Rubber Co.	30,366	807,128
Foot Locker, Inc.	14,886	677,908
Newell Brands, Inc.	25,756	656,263
Whirlpool Corp.	3,991	611,062
Advance Auto Parts, Inc.	4,814	570,700
Nordstrom, Inc.	10,905	527,911
Walgreens Boots Alliance, Inc.	7,620	498,881
Walmart, Inc.	4,811	428,035
PVH Corp.	2,639	399,624
Delta Air Lines, Inc.	7,127	390,631
Alaska Air Group, Inc.	4,985	308,871
Gap, Inc.	9,081	283,327
Costco Wholesale Corp.	1,490	280,761
Genuine Parts Co.	2,545	228,643
Total Consumer, Cyclical		14,505,581

Consumer, Non-cyclical - 17.7%
Envision Healthcare Corp.*	43,893	1,686,808
Archer-Daniels-Midland Co.	31,973	1,386,669
Express Scripts Holding Co.*	14,283	986,670
Cardinal Health, Inc.	14,709	921,960
CVS Health Corp.	13,734	854,392
McKesson Corp.	6,024	848,601
Kroger Co.	31,086	744,199
Quanta Services, Inc.*	20,907	718,155
AmerisourceBergen Corp. — Class A	6,236	537,605
Molson Coors Brewing Co. — Class B	6,962	524,448
Universal Health Services, Inc. — Class B	4,072	482,165
Mylan N.V.*	11,617	478,272
DaVita, Inc.*	6,624	436,787
Humana, Inc.	1,600	430,128
Tyson Foods, Inc. — Class A	5,148	376,782
Coty, Inc. — Class A	18,618	340,709
Sysco Corp.	5,428	325,463
JM Smucker Co.	2,078	257,693
Total Consumer, Non-cyclical		12,337,506

Energy - 10.9%
Valero Energy Corp.	11,700	1,085,409
TechnipFMC plc	35,989	1,059,876
Andeavor	9,363	941,543
Baker Hughes a GE Co.	32,912	913,966
Marathon Petroleum Corp.	12,002	877,466
Phillips 66	6,577	630,866
Range Resources Corp.	37,727	548,551
National Oilwell Varco, Inc.	14,860	546,997
Kinder Morgan, Inc.	30,909	465,489
Chevron Corp.	2,700	307,908
Exxon Mobil Corp.	3,100	231,291
Total Energy		7,609,362

Communications - 5.9%
CenturyLink, Inc.	104,647	1,719,350
Viacom, Inc. — Class B	20,024	621,946
News Corp. — Class A	29,309	463,082
AT&T, Inc.	10,677	380,635
Discovery, Inc. — Class C*	14,286	278,863
Interpublic Group of Companies, Inc.	11,764	270,925
Discovery, Inc. — Class A*,1	10,728	229,901
News Corp. — Class B	9,330	150,213
Total Communications		4,114,915

Industrial - 4.9%
Fluor Corp.	19,139	1,095,134
WestRock Co.	8,780	563,413
Jacobs Engineering Group, Inc.	8,581	507,566

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

Johnson Controls International plc	12,064	$425,135
Textron, Inc.	5,227	308,236
Eaton Corporation plc	3,551	283,760
General Electric Co.	17,000	229,160
Total Industrial		3,412,404

Utilities - 3.8%
AES Corp.	65,517	744,928
SCANA Corp.	17,938	673,572
Exelon Corp.	14,027	547,193
PG&E Corp.	9,511	417,818
Duke Energy Corp.	3,478	269,441
Total Utilities		2,652,952

Technology - 3.8%
Hewlett Packard Enterprise Co.	72,423	1,270,299
Xerox Corp.	28,690	825,698
Western Digital Corp.	5,558	512,837
Total Technology		2,608,834

Basic Materials - 2.4%
Mosaic Co.	38,107	925,238
Nucor Corp.	7,488	457,442
DowDuPont, Inc.	4,500	286,695
Total Basic Materials		1,669,375

Total Common Stocks
(Cost $58,733,867)		69,339,521

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$230,180	230,180
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	75,321	75,321
Total Repurchase Agreements
(Cost $305,501)		305,501

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	171,678	171,678
Total Securities Lending Collateral
(Cost $171,678)		171,678

Total Investments - 100.2%
(Cost $59,211,046)		$69,816,700
Other Assets & Liabilities, net - (0.2)%		(115,845)
Total Net Assets - 100.0%		$69,700,855

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$69,339,521	$—	$—	$69,339,521
Repurchase Agreements	—	305,501	—	305,501
Securities Lending Collateral	171,678	—	—	171,678
Total Assets	$69,511,199	$305,501	$—	$69,816,700

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $167,604 of securities loaned (cost $58,905,545)	$69,511,199
Repurchase agreements, at value (cost $305,501)	305,501
Cash	9,953
Receivables:
Fund shares sold	554,629
Dividends	113,808
Securities lending income	112
Interest	46
Total assets	70,495,248

Liabilities:
Payable for:
Securities purchased	397,960
Return of securities loaned	171,678
Fund shares redeemed	107,539
Management fees	49,136
Distribution and service fees	19,182
Transfer agent and administrative fees	16,378
Portfolio accounting fees	6,552
Trustees’ fees*	2,265
Miscellaneous	23,703
Total liabilities	794,393
Commitments and contingent liabilities (Note 11)	—
Net assets	$69,700,855

Net assets consist of:
Paid in capital	$60,135,885
Undistributed net investment income	477,532
Accumulated net realized loss on investments	(1,518,216)
Net unrealized appreciation on investments	10,605,654
Net assets	$69,700,855

A-Class:
Net assets	$6,107,658
Capital shares outstanding	73,183
Net asset value per share	$83.46
Maximum offering price per share (Net asset value divided by 95.25%)	$87.62

C-Class:
Net assets	$4,057,574
Capital shares outstanding	55,855
Net asset value per share	$72.64

H-Class:
Net assets	$59,535,623
Capital shares outstanding	710,638
Net asset value per share	$83.78

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$1,667,418
Interest	4,161
Income from securities lending, net	2,036
Total investment income	1,673,615

Expenses:
Management fees	562,953
Distribution and service fees:
A-Class	14,558
C-Class	64,815
H-Class	156,889
Transfer agent and administrative fees	187,651
Portfolio accounting fees	75,060
Registration fees	69,782
Custodian fees	10,525
Trustees’ fees*	5,809
Line of credit fees	60
Miscellaneous	47,979
Total expenses	1,196,081
Net investment income	477,534

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,448,714
Net realized gain	9,448,714
Net change in unrealized appreciation (depreciation) on:
Investments	(1,989,279)
Net change in unrealized appreciation (depreciation)	(1,989,279)
Net realized and unrealized gain	7,459,435
Net increase in net assets resulting from operations	$7,936,969

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$477,534	$517,481
Net realized gain on investments	9,448,714	9,473,645
Net change in unrealized appreciation (depreciation) on investments	(1,989,279)	(2,541,794)
Net increase in net assets resulting from operations	7,936,969	7,449,332

Distributions to shareholders from:
Net investment income
A-Class	(18,371)	(80,316)
C-Class	(32,204)	(33,250)
H-Class	(291,666)	(679,152)
Net realized gains
A-Class	(46,632)	—
C-Class	(81,742)	—
H-Class	(740,344)	—
Total distributions to shareholders	(1,210,959)	(792,718)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,703,398	25,346,366
C-Class	7,988,475	5,011,398
H-Class	167,175,942	218,922,617
Distributions reinvested
A-Class	63,438	78,769
C-Class	112,663	32,403
H-Class	1,028,821	677,330
Cost of shares redeemed
A-Class	(9,664,296)	(30,688,025)
C-Class	(8,563,970)	(5,062,879)
H-Class	(170,081,415)	(240,430,536)
Net decrease from capital share transactions	(3,236,944)	(26,112,557)
Net increase (decrease) in net assets	3,489,066	(19,455,943)

Net assets:
Beginning of year	66,211,789	85,667,732
End of year	$69,700,855	$66,211,789
Undistributed net investment income at end of year	$477,532	$342,239

Capital share activity:
Shares sold
A-Class	107,389	363,232	*
C-Class	112,708	75,970	*
H-Class	2,048,479	3,073,769	*
Shares issued from reinvestment of distributions
A-Class	758	1,086	*
C-Class	1,542	507	*
H-Class	12,242	9,301	*
Shares redeemed
A-Class	(122,450)	(445,468	)*
C-Class	(116,677)	(78,861	)*
H-Class	(2,075,086)	(3,429,081	)*
Net decrease in shares	(31,095)	(429,545	)*

*	Capital share activity for the periods through March 31, 2017, has been restated to reflect a 2:1 share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$76.42	$66.03	$72.54	$70.69	$55.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.55	.73	.57	.31
Net gain (loss) on investments (realized and unrealized)	7.41	10.52	(4.63)	3.42	17.50
Total from investment operations	8.01	11.07	(3.90)	3.99	17.81
Less distributions from:
Net investment income	(.27)	(.68)	(.98)	(.07)	(.12)
Net realized gains	(.70)	—	(1.63)	(2.07)	(2.84)
Total distributions	(.97)	(.68)	(2.61)	(2.14)	(2.96)
Net asset value, end of period	$83.46	$76.42	$66.03	$72.54	$70.69

Total Return[b]	10.48%	16.80%	(5.44%)	5.60%	32.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,108	$6,686	$11,135	$16,222	$4,435
Ratios to average net assets:
Net investment income (loss)	0.74%	0.79%	1.08%	0.78%	0.47%
Total expenses	1.53%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	252%	321%	365%	295%	410%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$67.13	$58.51	$65.08	$64.10	$51.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.03)	(.01)	.17	.02	(.15)
Net gain (loss) on investments (realized and unrealized)	6.51	9.31	(4.13)	3.10	15.98
Total from investment operations	6.48	9.30	(3.96)	3.12	15.83
Less distributions from:
Net investment income	(.27)	(.68)	(.98)	(.07)	(.12)
Net realized gains	(.70)	—	(1.63)	(2.07)	(2.84)
Total distributions	(.97)	(.68)	(2.61)	(2.14)	(2.96)
Net asset value, end of period	$72.64	$67.13	$58.51	$65.08	$64.10

Total Return[b]	9.66%	15.94%	(6.15%)	4.81%	31.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,058	$3,913	$3,550	$6,390	$5,090
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.01%)	0.28%	0.03%	(0.26%)
Total expenses	2.28%	2.28%	2.25%	2.25%	2.27%
Portfolio turnover rate	252%	321%	365%	295%	410%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Year Ended March 31, 2014[c]
Per Share Data
Net asset value, beginning of period	$76.71	$66.28	$72.81	$70.94	$56.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.59	.80	.49	.26
Net gain (loss) on investments (realized and unrealized)	7.47	10.52	(4.72)	3.52	17.61
Total from investment operations	8.04	11.11	(3.92)	4.01	17.87
Less distributions from:
Net investment income	(.27)	(.68)	(.98)	(.07)	(.12)
Net realized gains	(.70)	—	(1.63)	(2.07)	(2.84)
Total distributions	(.97)	(.68)	(2.61)	(2.14)	(2.96)
Net asset value, end of period	$83.78	$76.71	$66.28	$72.81	$70.94

Total Return[b]	10.48%	16.81%	(5.44%)	5.60%	32.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,536	$55,613	$70,983	$48,920	$114,984
Ratios to average net assets:
Net investment income (loss)	0.70%	0.83%	1.17%	0.66%	0.40%
Total expenses	1.53%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	252%	321%	365%	295%	410%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 29, 2018, S&P MidCap 400® Pure Growth Fund H-Class returned 15.32%, compared with a gain of 17.11% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Technology and Health Care were the sectors contributing the most to the performance of the underlying index for the period. The Consumer Staples and Utilities sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were ABIOMED, Inc., Take-Two Interactive Software, Inc., and Cognex Corp. Kate Spade & Co., Akorn, Inc., and Dick’s Sporting Goods, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
ABIOMED, Inc.	2.7%
MKS Instruments, Inc.	2.1%
Louisiana-Pacific Corp.	1.9%
LendingTree, Inc.	1.8%
Fortinet, Inc.	1.8%
Jabil, Inc.	1.8%
MSCI, Inc. — Class A	1.7%
Skechers U.S.A., Inc. — Class A	1.7%
Medidata Solutions, Inc.	1.7%
LivaNova plc	1.6%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	15.33%	8.71%	10.98%
A-Class Shares with sales charge†	9.87%	7.66%	10.44%
C-Class Shares	14.47%	7.89%	10.15%
C-Class Shares with CDSC‡	13.47%	7.89%	10.15%
H-Class Shares	15.32%	8.71%	10.98%
S&P MidCap 400 Pure Growth Index	17.11%	10.23%	12.68%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Consumer, Non-cyclical - 26.3%
ABIOMED, Inc.*	9,179	$2,670,997
LendingTree, Inc.*	5,500	1,804,825
LivaNova plc*	18,300	1,619,550
Catalent, Inc.*	33,700	1,383,722
Globus Medical, Inc. — Class A*	27,100	1,350,122
ICU Medical, Inc.*	5,300	1,337,720
Masimo Corp.*	14,087	1,238,952
Hill-Rom Holdings, Inc.	14,000	1,218,000
Akorn, Inc.*	57,417	1,074,272
Charles River Laboratories International, Inc.*	9,700	1,035,378
Healthcare Services Group, Inc.	23,020	1,000,909
Sprouts Farmers Market, Inc.*	39,925	937,040
Encompass Health Corp.	15,750	900,428
Brink’s Co.	12,200	870,470
Cantel Medical Corp.	7,400	824,434
Bio-Techne Corp.	5,395	814,861
Service Corporation International	21,500	811,410
Lamb Weston Holdings, Inc.	13,715	798,487
MarketAxess Holdings, Inc.	3,627	788,655
Teleflex, Inc.	2,800	713,944
Sotheby’s*	13,167	675,599
Rollins, Inc.	13,200	673,596
CoreLogic, Inc.*	12,840	580,753
WEX, Inc.*	3,300	516,846
Bio-Rad Laboratories, Inc. — Class A*	1,700	425,136
Total Consumer, Non-cyclical		26,066,106

Technology - 19.5%
MKS Instruments, Inc.	17,700	2,047,005
Fortinet, Inc.*	33,200	1,778,856
MSCI, Inc. — Class A	11,455	1,712,179
Medidata Solutions, Inc.*	26,200	1,645,622
Broadridge Financial Solutions, Inc.	12,991	1,424,983
Teradyne, Inc.	26,400	1,206,744
Integrated Device Technology, Inc.*	37,166	1,135,793
Monolithic Power Systems, Inc.	9,804	1,135,009
Blackbaud, Inc.	10,700	1,089,367
Tyler Technologies, Inc.*	4,000	843,840
Ultimate Software Group, Inc.*	3,166	771,554
Cirrus Logic, Inc.*	17,248	700,786
MAXIMUS, Inc.	10,376	692,494
j2 Global, Inc.	8,700	686,604
Fair Isaac Corp.*	3,841	650,550
Jack Henry & Associates, Inc.	5,200	628,940
Silicon Laboratories, Inc.*	6,900	620,310
Microsemi Corp.*	8,129	526,109
Total Technology		19,296,745

Consumer, Cyclical - 18.4%
Skechers U.S.A., Inc. — Class A*	43,877	1,706,376
Churchill Downs, Inc.	6,300	1,537,515
KB Home	53,800	1,530,610
TRI Pointe Group, Inc.*	89,800	1,475,414
NVR, Inc.*	500	1,400,000
Copart, Inc.*	26,896	1,369,813
Toll Brothers, Inc.	30,300	1,310,475
Scientific Games Corp. — Class A*	31,147	1,295,715
Thor Industries, Inc.	9,662	1,112,773
Live Nation Entertainment, Inc.*	26,100	1,099,854
Domino’s Pizza, Inc.	3,975	928,401
Herman Miller, Inc.	26,300	840,285
Delphi Technologies plc	17,112	815,387
Polaris Industries, Inc.[1]	5,300	606,956
Pool Corp.	4,140	605,351
Boyd Gaming Corp.[1]	18,600	592,596
Total Consumer, Cyclical		18,227,521

Industrial - 17.6%
Louisiana-Pacific Corp.	63,900	1,838,403
Jabil, Inc.	60,400	1,735,292
Zebra Technologies Corp. — Class A*	11,075	1,541,530
KLX, Inc.*	21,500	1,527,790
Dycom Industries, Inc.*	12,900	1,388,427
Cognex Corp.	25,084	1,304,117
Graco, Inc.	23,700	1,083,564
Coherent, Inc.*	5,300	993,220
Littelfuse, Inc.	4,180	870,192
Old Dominion Freight Line, Inc.	5,900	867,123
Lennox International, Inc.	3,700	756,169
Orbital ATK, Inc.	5,700	755,877
Teledyne Technologies, Inc.*	3,000	561,510
IDEX Corp.	3,600	513,036
National Instruments Corp.	9,700	490,529
Trimble, Inc.*	11,900	426,972
Nordson Corp.	3,080	419,927
Eagle Materials, Inc.	4,066	419,001
Total Industrial		17,492,679

Financial - 12.7%
CNO Financial Group, Inc.	62,500	1,354,375
Evercore, Inc. — Class A	13,300	1,159,760
First Industrial Realty Trust, Inc. REIT	35,270	1,030,942
Primerica, Inc.	10,660	1,029,756
Janus Henderson Group plc	26,600	880,194
SEI Investments Co.	11,100	831,501
DCT Industrial Trust, Inc. REIT	14,720	829,325
Kemper Corp.	14,500	826,500
Synovus Financial Corp.	14,800	739,112
CoreSite Realty Corp. REIT	7,300	731,898
Bank of the Ozarks	15,003	724,195
East West Bancorp, Inc.	10,400	650,416
Texas Capital Bancshares, Inc.*	5,600	503,440
Federated Investors, Inc. — Class B	14,900	497,660
Interactive Brokers Group, Inc. — Class A	6,300	423,612
Eaton Vance Corp.	6,400	356,288
Total Financial		12,568,974

Communications - 2.9%
LogMeIn, Inc.	7,800	901,290
New York Times Co. — Class A	32,800	790,480

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

FactSet Research Systems, Inc.[1]	3,100	$618,202
InterDigital, Inc.	7,435	547,216
Total Communications		2,857,188

Basic Materials - 2.3%
Royal Gold, Inc.	11,249	965,952
Versum Materials, Inc.	23,400	880,542
Chemours Co.	9,300	453,003
Total Basic Materials		2,299,497

Total Common Stocks
(Cost $86,985,959)		98,808,710

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$423,759	423,759

Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	138,666	138,666
Total Repurchase Agreements
(Cost $562,425)		562,425

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	1,030,698	1,030,698
Total Securities Lending Collateral
(Cost $1,030,698)		1,030,698

Total Investments - 101.3%
(Cost $88,579,082)		$100,401,833
Other Assets & Liabilities, net - (1.3)%		(1,315,178)
Total Net Assets - 100.0%		$99,086,655

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
REIT — Real Estate Investment Trust
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$98,808,710	$—	$—	$98,808,710
Repurchase Agreements	—	562,425	—	562,425
Securities Lending Collateral	1,030,698	—	—	1,030,698
Total Assets	$99,839,408	$562,425	$—	$100,401,833

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $1,015,349 of securities loaned (cost $88,016,657)	$99,839,408
Repurchase agreements, at value (cost $562,425)	562,425
Cash	9,155
Receivables:
Dividends	47,545
Fund shares sold	6,911
Securities lending income	539
Interest	84
Total assets	100,466,067

Liabilities:
Payable for:
Return of securities loaned	1,030,698
Fund shares redeemed	187,206
Management fees	65,667
Distribution and service fees	31,088
Transfer agent and administrative fees	21,889
Portfolio accounting fees	8,756
Trustees’ fees*	2,776
Miscellaneous	31,332
Total liabilities	1,379,412
Commitments and contingent liabilities (Note 11)	—
Net assets	$99,086,655

Net assets consist of:
Paid in capital	$83,026,861
Undistributed net investment income	—
Accumulated net realized gain on investments	4,237,043
Net unrealized appreciation on investments	11,822,751
Net assets	$99,086,655

A-Class:
Net assets	$11,327,064
Capital shares outstanding	206,081
Net asset value per share	$54.96
Maximum offering price per share (Net asset value divided by 95.25%)	$57.70

C-Class:
Net assets	$14,045,873
Capital shares outstanding	294,713
Net asset value per share	$47.66

H-Class:
Net assets	$73,713,718
Capital shares outstanding	1,339,634
Net asset value per share	$55.03

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$818,654
Interest	5,323
Income from securities lending, net	5,331
Total investment income	829,308

Expenses:
Management fees	791,596
Distribution and service fees:
A-Class	32,843
C-Class	143,939
H-Class	195,037
Transfer agent and administrative fees	263,865
Portfolio accounting fees	105,545
Custodian fees	14,454
Trustees’ fees*	8,667
Line of credit fees	91
Miscellaneous	167,870
Total expenses	1,723,907
Net investment loss	(894,599)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,743,616
Net realized gain	16,743,616
Net change in unrealized appreciation (depreciation) on:
Investments	(996,495)
Net change in unrealized appreciation (depreciation)	(996,495)
Net realized and unrealized gain	15,747,121
Net increase in net assets resulting from operations	$14,852,522

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(894,599)	$(950,230)
Net realized gain on investments	16,743,616	11,414,440
Net change in unrealized appreciation (depreciation) on investments	(996,495)	360,205
Net increase in net assets resulting from operations	14,852,522	10,824,415

Distributions to shareholders from:
Net realized gains
A-Class	(758,591)	(297,374)
C-Class	(1,010,802)	(291,932)
H-Class	(5,176,969)	(1,136,619)
Total distributions to shareholders	(6,946,362)	(1,725,925)

Capital share transactions:
Proceeds from sale of shares
A-Class	17,483,446	10,325,932
C-Class	1,462,087	2,821,225
H-Class	96,888,514	79,121,033
Distributions reinvested
A-Class	732,820	290,748
C-Class	1,003,234	289,859
H-Class	5,118,047	1,122,775
Cost of shares redeemed
A-Class	(24,259,785)	(25,120,641)
C-Class	(4,366,393)	(9,691,842)
H-Class	(112,572,215)	(102,777,781)
Net decrease from capital share transactions	(18,510,245)	(43,618,692)
Net decrease in net assets	(10,604,085)	(34,520,202)

Net assets:
Beginning of year	109,690,740	144,210,942
End of year	$99,086,655	$109,690,740
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(151,615)

Capital share activity:
Shares sold
A-Class	329,582	212,056
C-Class	30,103	66,159
H-Class	1,771,228	1,640,941
Shares issued from reinvestment of distributions
A-Class	13,716	6,116
C-Class	21,607	6,895
H-Class	95,682	23,593
Shares redeemed
A-Class	(457,240)	(522,005)
C-Class	(92,674)	(227,092)
H-Class	(2,067,255)	(2,163,025)
Net decrease in shares	(355,251)	(956,362)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$50.84	$46.51	$53.86	$58.66	$49.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.34)	(.36)	(.29)	(.22)
Net gain (loss) on investments (realized and unrealized)	8.09	5.41	(4.48)	3.88	11.05
Total from investment operations	7.68	5.07	(4.84)	3.59	10.83
Less distributions from:
Net realized gains	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Total distributions	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Net asset value, end of period	$54.96	$50.84	$46.51	$53.86	$58.66

Total Return[b]	15.33%	10.98%	(9.23%)	7.18%	21.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,327	$16,269	$29,017	$40,648	$59,293
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.71%)	(0.71%)	(0.53%)	(0.40%)
Total expenses	1.53%	1.52%	1.50%	1.51%	1.52%
Portfolio turnover rate	160%	127%	143%	134%	131%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$44.83	$41.41	$48.60	$54.13	$46.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.71)	(.61)	(.66)	(.64)	(.58)
Net gain (loss) on investments (realized and unrealized)	7.10	4.77	(4.02)	3.50	10.25
Total from investment operations	6.39	4.16	(4.68)	2.86	9.67
Less distributions from:
Net realized gains	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Total distributions	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Net asset value, end of period	$47.66	$44.83	$41.41	$48.60	$54.13

Total Return[b]	14.47%	10.16%	(9.92%)	6.39%	20.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,046	$15,049	$20,279	$26,689	$28,567
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.44%)	(1.46%)	(1.26%)	(1.15%)
Total expenses	2.28%	2.27%	2.25%	2.26%	2.27%
Portfolio turnover rate	160%	127%	143%	134%	131%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$50.89	$46.56	$53.91	$58.71	$49.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.33)	(.36)	(.29)	(.18)
Net gain (loss) on investments (realized and unrealized)	8.10	5.40	(4.48)	3.88	11.02
Total from investment operations	7.70	5.07	(4.84)	3.59	10.84
Less distributions from:
Net realized gains	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Total distributions	(3.56)	(.74)	(2.51)	(8.39)	(1.93)
Net asset value, end of period	$55.03	$50.89	$46.56	$53.91	$58.71

Total Return[b]	15.32%	10.99%	(9.22%)	7.18%	21.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,714	$78,373	$94,915	$124,672	$186,863
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.68%)	(0.71%)	(0.52%)	(0.33%)
Total expenses	1.53%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	160%	127%	143%	134%	131%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 29, 2018, S&P MidCap 400® Pure Value Fund H-Class returned 5.58%, compared with a return of 7.47% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Consumer Discretionary and Financials were the sectors contributing the most to the performance of the underlying index for the period were. The Consumer Staples and Health Care sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were First Solar, Inc., KB Home, and Dillard’s, Inc. Class A. Office Depot, Inc. GameStop Corp. Class A, and Owens & Minor, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Dillard’s, Inc. — Class A	3.3%
LifePoint Health, Inc.	2.7%
Avnet, Inc.	2.7%
Genworth Financial, Inc. — Class A	2.2%
Dick’s Sporting Goods, Inc.	2.2%
Bed Bath & Beyond, Inc.	2.1%
World Fuel Services Corp.	2.1%
Arrow Electronics, Inc.	2.0%
PBF Energy, Inc. — Class A	1.9%
Signet Jewelers Ltd.	1.9%
Top Ten Total	23.1%

“Ten Largest Holdings” excludes any temporary cash investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	5.63%	8.67%	7.30%
A-Class Shares with sales charge†	0.62%	7.62%	6.78%
C-Class Shares	4.82%	7.85%	6.47%
C-Class Shares with CDSC‡	3.82%	7.85%	6.47%
H-Class Shares	5.58%	8.65%	7.29%
S&P MidCap 400 Pure Value Index	7.47%	10.84%	10.29%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.1%

Consumer, Cyclical - 19.9%
Dillard’s, Inc. — Class A1	4,460	$358,316
Dick’s Sporting Goods, Inc.	6,660	233,433
Bed Bath & Beyond, Inc.	10,930	229,421
World Fuel Services Corp.	9,299	228,291
Signet Jewelers Ltd.	5,360	206,467
GameStop Corp. — Class A	15,028	189,653
Office Depot, Inc.	87,627	188,398
AutoNation, Inc.*	3,010	140,808
Cooper Tire & Rubber Co.	3,709	108,674
JetBlue Airways Corp.*	3,936	79,979
Big Lots, Inc.	1,751	76,221
HNI Corp.	1,690	60,992
International Speedway Corp. — Class A	1,259	55,522
Total Consumer, Cyclical		2,156,175

Industrial - 18.6%
Avnet, Inc.	6,946	290,065
Arrow Electronics, Inc.*	2,803	215,887
AECOM*	5,523	196,784
Tech Data Corp.*	2,299	195,714
SYNNEX Corp.	1,185	140,304
Esterline Technologies Corp.*	1,890	138,253
Ryder System, Inc.	1,374	100,014
Regal Beloit Corp.	1,235	90,587
AGCO Corp.	1,328	86,121
Trinity Industries, Inc.	2,247	73,320
EMCOR Group, Inc.	940	73,254
Kirby Corp.*	852	65,561
Greif, Inc. — Class A	1,251	65,365
Owens-Illinois, Inc.*	2,900	62,814
Worthington Industries, Inc.	1,440	61,805
KBR, Inc.	3,810	61,684
GATX Corp.	850	58,216
Knowles Corp.*	3,300	41,547
Total Industrial		2,017,295

Financial - 18.0%
Genworth Financial, Inc. — Class A*	85,788	242,780
Legg Mason, Inc.	3,870	157,315
Old Republic International Corp.	7,179	153,990
Reinsurance Group of America, Inc. — Class A	861	132,594
Aspen Insurance Holdings Ltd.	2,634	118,135
Hanover Insurance Group, Inc.	833	98,202
Alleghany Corp.	153	94,009
WR Berkley Corp.	1,233	89,639
New York Community Bancorp, Inc.	6,740	87,822
FNB Corp.	6,180	83,121
Stifel Financial Corp.	1,394	82,567
Sabra Health Care REIT, Inc. REIT	4,631	81,737
Washington Prime Group, Inc. REIT	10,010	66,767
American Financial Group, Inc.	580	65,088
LaSalle Hotel Properties REIT	2,230	64,692
Mercury General Corp.	1,390	63,759
Associated Banc-Corp.	2,376	59,044
PacWest Bancorp	1,180	58,445
Umpqua Holdings Corp.	2,613	55,944
United Bankshares, Inc.	1,514	53,369
Alexander & Baldwin, Inc. REIT	1,910	44,179
Total Financial		1,953,198

Energy - 14.5%
PBF Energy, Inc. — Class A	6,110	207,129
NOW, Inc.*	19,650	200,823
HollyFrontier Corp.	3,061	149,560
Diamond Offshore Drilling, Inc.*	9,160	134,286
QEP Resources, Inc.*	12,410	121,494
Murphy USA, Inc.*	1,554	113,131
Ensco plc — Class A	24,420	107,204
CNX Resources Corp.*	6,140	94,740
Oceaneering International, Inc.	4,725	87,601
Rowan Companies plc — Class A*	7,300	84,242
Gulfport Energy Corp.*	8,460	81,639
Murphy Oil Corp.	2,940	75,970
Callon Petroleum Co.*	4,290	56,799
Chesapeake Energy Corp.*	18,630	56,263
Total Energy		1,570,881

Consumer, Non-cyclical - 14.0%
LifePoint Health, Inc.*	6,240	293,280
United Natural Foods, Inc.*	4,289	184,170
Acadia Healthcare Company, Inc.*	4,650	182,187
TreeHouse Foods, Inc.*	4,218	161,423
ManpowerGroup, Inc.	1,076	123,848
Aaron’s, Inc.	2,570	119,762
Patterson Companies, Inc.	4,900	108,927
Avis Budget Group, Inc.*,1	2,290	107,263
Graham Holdings Co. — Class B	167	100,576
MEDNAX, Inc.*	1,310	72,875
Adtalem Global Education, Inc.*	1,338	63,622
Total Consumer, Non-cyclical		1,517,933

Basic Materials - 7.2%
United States Steel Corp.	5,440	191,434
Domtar Corp.	4,367	185,772
Reliance Steel & Aluminum Co.	2,142	183,655
Commercial Metals Co.	7,383	151,056
Allegheny Technologies, Inc.*	2,830	67,014
Total Basic Materials		778,931

Technology - 3.5%
Synaptics, Inc.*	2,500	114,325
Convergys Corp.	4,320	97,719
NCR Corp.*	2,070	65,246
Diebold Nixdorf, Inc.[1]	3,331	51,297
NetScout Systems, Inc.*	1,750	46,113
Total Technology		374,700

Communications - 3.4%
Telephone & Data Systems, Inc.	6,495	182,055
Ciena Corp.*	4,570	118,363

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

ARRIS International plc*	2,710	$72,005
Total Communications		372,423

Total Common Stocks
(Cost $9,229,561)		10,741,536

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$61,464	61,464
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	20,112	20,112
Total Repurchase Agreements
(Cost $81,576)		81,576

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	70,915	70,915
Total Securities Lending Collateral
(Cost $70,915)		70,915

Total Investments - 100.6%
(Cost $9,382,052)		$10,894,027
Other Assets & Liabilities, net - (0.6)%		(63,134)
Total Net Assets - 100.0%		$10,830,893

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,741,536	$—	$—	$10,741,536
Repurchase Agreements	—	81,576	—	81,576
Securities Lending Collateral	70,915	—	—	70,915
Total Assets	$10,812,451	$81,576	$—	$10,894,027

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $68,722 of securities loaned (cost $9,300,476)	$10,812,451
Repurchase agreements, at value (cost $81,576)	81,576
Cash	15,030
Receivables:
Dividends	18,749
Fund shares sold	8,342
Securities lending income	1,504
Interest	12
Total assets	10,937,664

Liabilities:
Payable for:
Return of securities loaned	70,915
Management fees	13,256
Distribution and service fees	5,634
Transfer agent and administrative fees	4,419
Fund shares redeemed	2,420
Portfolio accounting fees	1,768
Trustees’ fees*	713
Miscellaneous	7,646
Total liabilities	106,771
Commitments and contingent liabilities (Note 11)	—
Net assets	$10,830,893

Net assets consist of:
Paid in capital	$11,242,534
Undistributed net investment income	4,694
Accumulated net realized loss on investments	(1,928,310)
Net unrealized appreciation on investments	1,511,975
Net assets	$10,830,893

A-Class:
Net assets	$1,084,083
Capital shares outstanding	20,332
Net asset value per share	$53.32
Maximum offering price per share (Net asset value divided by 95.25%)	$55.98

C-Class:
Net assets	$1,858,893
Capital shares outstanding	39,261
Net asset value per share	$47.35

H-Class:
Net assets	$7,887,917
Capital shares outstanding	148,142
Net asset value per share	$53.25

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$404,857
Interest	1,364
Income from securities lending, net	21,235
Total investment income	427,456

Expenses:
Management fees	199,310
Distribution and service fees:
A-Class	4,780
C-Class	21,721
H-Class	56,226
Transfer agent and administrative fees	66,437
Portfolio accounting fees	26,574
Registration fees	21,910
Custodian fees	3,682
Trustees’ fees*	2,337
Line of credit fees	131
Miscellaneous	19,654
Total expenses	422,762
Net investment income	4,694

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,987,619
Net realized gain	2,987,619
Net change in unrealized appreciation (depreciation) on:
Investments	(1,711,037)
Net change in unrealized appreciation (depreciation)	(1,711,037)
Net realized and unrealized gain	1,276,582
Net increase in net assets resulting from operations	$1,281,276

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,694	$(78,684)
Net realized gain on investments	2,987,619	5,833,493
Net change in unrealized appreciation (depreciation) on investments	(1,711,037)	(1,694,499)
Net increase in net assets resulting from operations	1,281,276	4,060,310

Distributions to shareholders from:
Net investment income
A-Class	—	(4,378)
C-Class	—	(5,759)
H-Class	—	(42,411)
Net realized gains
A-Class	(25,067)	—
C-Class	(41,239)	—
H-Class	(540,034)	—
Total distributions to shareholders	(606,340)	(52,548)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,669,629	5,501,146
C-Class	634,992	5,468,549
H-Class	122,982,787	250,100,866
Distributions reinvested
A-Class	25,036	4,352
C-Class	40,600	5,625
H-Class	537,320	42,140
Cost of shares redeemed
A-Class	(6,618,369)	(7,712,771)
C-Class	(2,095,601)	(4,823,563)
H-Class	(137,386,529)	(280,216,330)
Net decrease from capital share transactions	(17,210,135)	(31,629,986)
Net decrease in net assets	(16,535,199)	(27,622,224)

Net assets:
Beginning of year	27,366,092	54,988,316
End of year	$10,830,893	$27,366,092
Undistributed net investment income at end of year	$4,694	$—

Capital share activity:
Shares sold
A-Class	89,322	114,895
C-Class	12,719	127,191
H-Class	2,344,171	5,516,255
Shares issued from reinvestment of distributions
A-Class	459	89
C-Class	836	127
H-Class	9,855	860
Shares redeemed
A-Class	(126,997)	(169,970)
C-Class	(45,164)	(112,934)
H-Class	(2,617,759)	(6,238,907)
Net decrease in shares	(332,558)	(762,394)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$51.39	$42.43	$45.68	$43.04	$36.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.08)	.16	.11	(.03)
Net gain (loss) on investments (realized and unrealized)	2.89	9.14	(3.30)	2.58	7.08
Total from investment operations	2.91	9.06	(3.14)	2.69	7.05
Less distributions from:
Net investment income	—	(.10)	(.11)	(.05)	(.19)
Net realized gains	(.98)	—	—	—	—
Total distributions	(.98)	(.10)	(.11)	(.05)	(.19)
Net asset value, end of period	$53.32	$51.39	$42.43	$45.68	$43.04

Total Return[b]	5.63%	21.34%	(6.88%)	6.25%	19.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,084	$2,957	$4,775	$1,904	$2,357
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.17%)	0.39%	0.26%	(0.06%)
Total expenses	1.54%	1.53%	1.50%	1.51%	1.52%
Portfolio turnover rate	506%	628%	493%	638%	506%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$46.08	$38.33	$41.59	$39.48	$33.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.36)	(.12)	(.18)	(.25)
Net gain (loss) on investments (realized and unrealized)	2.54	8.21	(3.03)	2.34	6.46
Total from investment operations	2.25	7.85	(3.15)	2.16	6.21
Less distributions from:
Net investment income	—	(.10)	(.11)	(.05)	(.19)
Net realized gains	(.98)	—	—	—	—
Total distributions	(.98)	(.10)	(.11)	(.05)	(.19)
Net asset value, end of period	$47.35	$46.08	$38.33	$41.59	$39.48

Total Return[b]	4.82%	20.46%	(7.58%)	5.47%	18.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,859	$3,266	$2,165	$3,033	$2,207
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.85%)	(0.30%)	(0.44%)	(0.71%)
Total expenses	2.28%	2.28%	2.25%	2.26%	2.28%
Portfolio turnover rate	506%	628%	493%	638%	506%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$51.33	$42.38	$45.62	$42.98	$36.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.07)	.20	.11	.06
Net gain (loss) on investments (realized and unrealized)	2.86	9.12	(3.33)	2.58	6.95
Total from investment operations	2.90	9.05	(3.13)	2.69	7.01
Less distributions from:
Net investment income	—	(.10)	(.11)	(.05)	(.19)
Net realized gains	(.98)	—	—	—	—
Total distributions	(.98)	(.10)	(.11)	(.05)	(.19)
Net asset value, end of period	$53.25	$51.33	$42.38	$45.62	$42.98

Total Return[b]	5.58%	21.36%	(6.86%)	6.26%	19.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,888	$21,143	$48,048	$8,968	$10,563
Ratios to average net assets:
Net investment income (loss)	0.08%	(0.16%)	0.47%	0.25%	0.15%
Total expenses	1.53%	1.53%	1.51%	1.51%	1.52%
Portfolio turnover rate	506%	628%	493%	638%	506%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 29, 2018, S&P SmallCap 600® Pure Growth Fund H-Class returned 13.38%, compared with a gain of 15.26% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Financials and Health Care were the sectors contributing the most to the performance of the underlying index for the period. No sector detracted. The Energy and Utilities sectors contributed the least.

Stocks that contributed the most to the return of the underlying index were LendingTree, Inc., LGI Homes, Inc., and Qualys, Inc. Applied Optoelectronics, Inc., Progenics Pharmaceuticals, Inc., and NutriSystem, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Qualys, Inc.	1.5%
Innoviva, Inc.	1.5%
Enanta Pharmaceuticals, Inc.	1.5%
Brooks Automation, Inc.	1.4%
Cutera, Inc.	1.4%
Supernus Pharmaceuticals, Inc.	1.4%
Walker & Dunlop, Inc.	1.3%
KEMET Corp.	1.3%
NMI Holdings, Inc. — Class A	1.3%
BioTelemetry, Inc.	1.3%
Top Ten Total	13.9%

“Ten Largest Holdings” excludes any temporary cash investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	13.41%	12.14%	10.48%
A-Class Shares with sales charge†	8.02%	11.05%	9.95%
C-Class Shares	12.52%	11.29%	9.66%
C-Class Shares with CDSC‡	11.52%	11.29%	9.66%
H-Class Shares	13.38%	12.13%	10.48%
S&P SmallCap 600 Pure Growth Index	15.26%	14.15%	12.80%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 32.7%
Innoviva, Inc.*	17,552	$292,592
Enanta Pharmaceuticals, Inc.*	3,587	290,224
Cutera, Inc.*	5,446	273,662
Supernus Pharmaceuticals, Inc.*	5,965	273,197
BioTelemetry, Inc.*	8,105	251,660
OraSure Technologies, Inc.*	14,464	244,297
Calavo Growers, Inc.[1]	2,547	234,833
Insperity, Inc.	3,346	232,714
AMN Healthcare Services, Inc.*	3,904	221,552
Integer Holdings Corp.*	3,760	212,628
Corcept Therapeutics, Inc.*	12,860	211,547
On Assignment, Inc.*	2,420	198,150
Amedisys, Inc.*	2,960	178,606
Providence Service Corp.*,1	2,510	173,541
Korn/Ferry International	3,230	166,636
Emergent BioSolutions, Inc.*	3,070	161,636
Ligand Pharmaceuticals, Inc. — Class B*	978	161,526
LeMaitre Vascular, Inc.	4,306	156,006
Medifast, Inc.	1,550	144,847
MiMedx Group, Inc.*,1	20,328	141,686
Momenta Pharmaceuticals, Inc.*	7,525	136,579
Central Garden & Pet Co. — Class A*	3,406	134,912
Inogen, Inc.*	1,080	132,667
LHC Group, Inc.*	2,110	129,892
Chemed Corp.	470	128,244
Merit Medical Systems, Inc.*	2,755	124,939
Coca-Cola Bottling Company Consolidated	620	107,055
Repligen Corp.*	2,880	104,199
Tivity Health, Inc.*	2,530	100,315
CorVel Corp.*	1,910	96,550
Neogen Corp.*	1,404	94,054
MGP Ingredients, Inc.[1]	1,040	93,174
Green Dot Corp. — Class A*	1,450	93,032
ANI Pharmaceuticals, Inc.*	1,597	92,977
Phibro Animal Health Corp. — Class A	2,130	84,561
Surmodics, Inc.*	2,199	83,672
Myriad Genetics, Inc.*	2,830	83,627
NutriSystem, Inc.	2,986	80,473
Heska Corp.*	965	76,302
Orthofix International N.V.*	1,140	67,009
Eagle Pharmaceuticals, Inc.*	1,140	60,067
Inter Parfums, Inc.	1,190	56,109
Central Garden & Pet Co.*	1,012	43,516
Lantheus Holdings, Inc.*	2,105	33,470
Total Consumer, Non-cyclical		6,458,935

Industrial - 17.3%
KEMET Corp.*	14,440	261,797
TopBuild Corp.*	2,870	219,612
TTM Technologies, Inc.*	14,181	216,827
Proto Labs, Inc.*	1,700	199,835
Applied Optoelectronics, Inc.*,1	7,530	188,702
PGT Innovations, Inc.*	9,569	178,462
Trex Company, Inc.*	1,531	166,527
EnPro Industries, Inc.	1,960	151,665
Patrick Industries, Inc.*	2,403	148,625
Electro Scientific Industries, Inc.*	6,960	134,537
II-VI, Inc.*	3,243	132,639
Control4 Corp.*	5,920	127,161
John Bean Technologies Corp.	968	109,771
US Concrete, Inc.*,1	1,780	107,512
Rogers Corp.*	820	98,023
Alamo Group, Inc.	880	96,712
Harsco Corp.*	4,510	93,132
Vicor Corp.*	3,236	92,388
Comfort Systems USA, Inc.	2,150	88,688
Axon Enterprise, Inc.*	2,110	82,944
Aerovironment, Inc.*	1,620	73,726
Aerojet Rocketdyne Holdings, Inc.*	2,520	70,485
Simpson Manufacturing Company, Inc.	1,056	60,815
Forward Air Corp.	1,120	59,203
American Woodmark Corp.*	600	59,070
Barnes Group, Inc.	950	56,895
Albany International Corp. — Class A	800	50,160
Advanced Energy Industries, Inc.*	745	47,605
Raven Industries, Inc.	1,330	46,617
Total Industrial		3,420,135

Technology - 16.2%
Qualys, Inc.*	4,074	296,384
Brooks Automation, Inc.	10,150	274,862
Mercury Systems, Inc.*	5,095	246,190
Rudolph Technologies, Inc.*	8,539	236,530
Cohu, Inc.	9,470	216,011
Axcelis Technologies, Inc.*	8,480	208,608
Virtusa Corp.*	4,030	195,294
FormFactor, Inc.*	13,630	186,049
Kulicke & Soffa Industries, Inc.*	7,270	181,823
CEVA, Inc.*	4,291	155,334
MaxLinear, Inc. — Class A*	6,362	144,736
Ebix, Inc.	1,733	129,108
Quality Systems, Inc.*	8,130	110,975
Cabot Microelectronics Corp.	1,030	110,323
Omnicell, Inc.*	2,379	103,249
Tabula Rasa HealthCare, Inc.*	2,650	102,820
ExlService Holdings, Inc.*	1,570	87,559
SPS Commerce, Inc.*	928	59,457
TTEC Holdings, Inc.	1,700	52,190
Progress Software Corp.[1]	1,278	49,139
Rambus, Inc.*	3,052	40,988
Total Technology		3,187,629

Consumer, Cyclical - 14.3%
LGI Homes, Inc.*	3,410	240,644
Five Below, Inc.*	2,825	207,185
Ollie’s Bargain Outlet Holdings, Inc.*	3,046	183,674
Installed Building Products, Inc.*	2,925	175,646
Cavco Industries, Inc.*	1,000	173,750
Sleep Number Corp.*	4,570	160,635
Marriott Vacations Worldwide Corp.	1,200	159,840
FirstCash, Inc.	1,870	151,937

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Ruth’s Hospitality Group, Inc.	5,770	$141,077
Fox Factory Holding Corp.*	3,973	138,658
Wingstop, Inc.	2,817	133,047
Penn National Gaming, Inc.*	4,469	117,356
RH*,1	1,200	114,336
Dave & Buster’s Entertainment, Inc.*	2,645	110,402
Winnebago Industries, Inc.	2,864	107,686
Monarch Casino & Resort, Inc.*	2,460	104,034
PetMed Express, Inc.	2,470	103,123
LCI Industries	964	100,400
iRobot Corp.*	1,483	95,194
Interface, Inc. — Class A	2,430	61,236
Shake Shack, Inc. — Class A*	1,230	51,205
Total Consumer, Cyclical		2,831,065

Financial - 11.6%
Walker & Dunlop, Inc.	4,454	264,657
NMI Holdings, Inc. — Class A*	15,330	253,712
Four Corners Property Trust, Inc. REIT	10,188	235,241
National Storage Affiliates Trust REIT	8,930	223,964
National Bank Holdings Corp. — Class A	6,570	218,452
BofI Holding, Inc.*,1	4,435	179,750
Third Point Reinsurance Ltd.*	10,260	143,127
HFF, Inc. — Class A	2,680	133,196
Easterly Government Properties, Inc. REIT	5,930	120,972
LegacyTexas Financial Group, Inc.	2,514	107,649
Meta Financial Group, Inc.	900	98,280
Pacific Premier Bancorp, Inc.*	2,308	92,782
ServisFirst Bancshares, Inc.	1,724	70,374
Lexington Realty Trust REIT	6,788	53,422
EastGroup Properties, Inc. REIT	620	51,249
WageWorks, Inc.*	930	42,036
Total Financial		2,288,863

Communications - 5.8%
Stamps.com, Inc.*	1,095	220,150
World Wrestling Entertainment, Inc. — Class A	5,626	202,592
QuinStreet, Inc.*	14,840	189,507
XO Group, Inc.*	6,040	125,330
CalAmp Corp.*	5,340	122,179
Extreme Networks, Inc.*	8,264	91,482
Vonage Holdings Corp.*	7,130	75,935
Shutterstock, Inc.*	1,376	66,254
Cogent Communications Holdings, Inc.	990	42,966
Total Communications		1,136,395

Basic Materials - 1.6%
Kraton Corp.*	3,402	162,310
Koppers Holdings, Inc.*	2,580	106,038
Ingevity Corp.*	590	43,477
Total Basic Materials		311,825

Total Common Stocks
(Cost $17,157,002)		19,634,847

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$85,379	85,379
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	27,939	27,939
Total Repurchase Agreements
(Cost $113,318)		113,318

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	753,570	753,570
Total Securities Lending Collateral
(Cost $753,570)		753,570

Total Investments - 103.9%
(Cost $18,023,890)		$20,501,735
Other Assets & Liabilities, net - (3.9)%		(767,700)
Total Net Assets - 100.0%		$19,734,035

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,634,847	$—	$—	$19,634,847
Repurchase Agreements	—	113,318	—	113,318
Securities Lending Collateral	753,570	—	—	753,570
Total Assets	$20,388,417	$113,318	$—	$20,501,735

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $744,068 of securities loaned (cost $17,910,572)	$20,388,417
Repurchase agreements, at value (cost $113,318)	113,318
Cash	435
Receivables:
Securities sold	119,799
Fund shares sold	11,013
Dividends	7,492
Securities lending income	2,415
Interest	17
Total assets	20,642,906

Liabilities:
Payable for:
Return of securities loaned	753,570
Securities purchased	102,820
Fund shares redeemed	24,088
Management fees	11,779
Distribution and service fees	5,419
Transfer agent and administrative fees	3,926
Portfolio accounting fees	1,570
Trustees’ fees*	427
Miscellaneous	5,272
Total liabilities	908,871
Commitments and contingent liabilities (Note 11)	—
Net assets	$19,734,035

Net assets consist of:
Paid in capital	$17,379,779
Accumulated net investment loss	(31,604)
Accumulated net realized loss on investments	(91,985)
Net unrealized appreciation on investments	2,477,845
Net assets	$19,734,035

A-Class:
Net assets	$1,856,800
Capital shares outstanding	25,863
Net asset value per share	$71.79
Maximum offering price per share (Net asset value divided by 95.25%)	$75.37

C-Class:
Net assets	$2,354,192
Capital shares outstanding	36,540
Net asset value per share	$64.43

H-Class:
Net assets	$15,523,043
Capital shares outstanding	216,267
Net asset value per share	$71.78

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends	$124,757
Interest	1,083
Income from securities lending, net	15,683
Total investment income	141,523

Expenses:
Management fees	147,267
Distribution and service fees:
A-Class	6,815
C-Class	23,398
H-Class	36,425
Transfer agent and administrative fees	49,089
Portfolio accounting fees	19,636
Registration fees	17,423
Custodian fees	2,718
Trustees’ fees*	2,087
Line of credit fees	155
Miscellaneous	13,553
Total expenses	318,566
Net investment loss	(177,043)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,564,257
Net realized gain	2,564,257
Net change in unrealized appreciation (depreciation) on:
Investments	(2,055,841)
Net change in unrealized appreciation (depreciation)	(2,055,841)
Net realized and unrealized gain	508,416
Net increase in net assets resulting from operations	$331,373

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(177,043)	$(275,040)
Net realized gain on investments	2,564,257	4,960,010
Net change in unrealized appreciation (depreciation) on investments	(2,055,841)	808,620
Net increase in net assets resulting from operations	331,373	5,493,590

Distributions to shareholders from:
Net realized gains
A-Class	(64,670)	—
C-Class	(104,709)	—
H-Class	(597,163)	—
Total distributions to shareholders	(766,542)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	14,158,497	10,600,986
C-Class	2,836,085	2,703,118
H-Class	112,035,613	288,735,660
Distributions reinvested
A-Class	60,401	—
C-Class	96,921	—
H-Class	583,708	—
Cost of shares redeemed
A-Class	(14,705,207)	(10,942,756)
C-Class	(3,788,527)	(2,795,500)
H-Class	(128,438,678)	(286,503,580)
Net increase (decrease) from capital share transactions	(17,161,187)	1,797,928
Net increase (decrease) in net assets	(17,596,356)	7,291,518

Net assets:
Beginning of year	37,330,391	30,038,873
End of year	$19,734,035	$37,330,391
Accumulated net investment loss at end of year	$(31,604)	$(76,698)

Capital share activity:
Shares sold
A-Class	202,422	179,803
C-Class	43,984	49,846
H-Class	1,629,672	5,017,807
Shares issued from reinvestment of distributions
A-Class	866	—
C-Class	1,545	—
H-Class	8,371	—
Shares redeemed
A-Class	(215,946)	(188,156)
C-Class	(60,278)	(51,716)
H-Class	(1,905,889)	(5,012,877)
Net decrease in shares	(295,253)	(5,293)

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$65.58	$52.28	$58.90	$52.99	$41.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.41)	(.20)	(.46)	(.31)
Net gain (loss) on investments (realized and unrealized)	9.35	13.71	(6.42)	6.37	11.36
Total from investment operations	8.72	13.30	(6.62)	5.91	11.05
Less distributions from:
Net realized gains	(2.51)	—	—	—	—
Total distributions	(2.51)	—	—	—	—
Net asset value, end of period	$71.79	$65.58	$52.28	$58.90	$52.99

Total Return[b]	13.41%	25.44%	(11.24%)	11.15%	26.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,857	$2,526	$2,451	$2,825	$7,265
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.71%)	(0.36%)	(0.88%)	(0.60%)
Total expenses	1.53%	1.52%	1.50%	1.51%	1.53%
Portfolio turnover rate	643%	818%	309%	380%	677%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$59.55	$47.82	$54.28	$49.21	$39.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.79)	(.62)	(.74)	(.66)
Net gain (loss) on investments (realized and unrealized)	8.35	12.52	(5.84)	5.81	10.63
Total from investment operations	7.39	11.73	(6.46)	5.07	9.97
Less distributions from:
Net realized gains	(2.51)	—	—	—	—
Total distributions	(2.51)	—	—	—	—
Net asset value, end of period	$64.43	$59.55	$47.82	$54.28	$49.21

Total Return[b]	12.52%	24.51%	(11.90%)	10.30%	25.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,354	$3,054	$2,542	$5,436	$4,268
Ratios to average net assets:
Net investment income (loss)	(1.52%)	(1.48%)	(1.19%)	(1.50%)	(1.46%)
Total expenses	2.28%	2.28%	2.25%	2.25%	2.28%
Portfolio turnover rate	643%	818%	309%	380%	677%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$65.58	$52.27	$58.89	$52.99	$41.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	(.44)	(.28)	(.31)	(.38)
Net gain (loss) on investments (realized and unrealized)	9.26	13.75	(6.34)	6.21	11.43
Total from investment operations	8.71	13.31	(6.62)	5.90	11.05
Less distributions from:
Net realized gains	(2.51)	—	—	—	—
Total distributions	(2.51)	—	—	—	—
Net asset value, end of period	$71.78	$65.58	$52.27	$58.89	$52.99

Total Return[b]	13.38%	25.46%	(11.24%)	11.13%	26.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,523	$31,750	$25,046	$50,810	$16,996
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.75%)	(0.49%)	(0.58%)	(0.77%)
Total expenses	1.53%	1.53%	1.50%	1.49%	1.52%
Portfolio turnover rate	643%	818%	309%	380%	677%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 29, 2018, S&P SmallCap 600® Pure Value Fund H-Class returned 1.62%, compared with a return of 3.67% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Technology and Materials were the sectors contributing the most to return of the underlying index for the period. The Consumer Staples and Energy sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were Electro Scientific Industries, Inc., RH, and Comtech Telecommunications Corp. Fred’s, Inc. Class A, Celadon Group, Inc. and Roadrunner Transportation Systems, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Finish Line, Inc. — Class A	1.5%
Veritiv Corp.	1.5%
Abercrombie & Fitch Co. — Class A	1.4%
Green Plains, Inc.	1.3%
Olympic Steel, Inc.	1.3%
Hibbett Sports, Inc.	1.3%
Big 5 Sporting Goods Corp.	1.3%
Kelly Services, Inc. — Class A	1.3%
Perry Ellis International, Inc.	1.2%
DHI Group, Inc.	1.2%
Top Ten Total	13.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	1.47%	7.17%	6.15%
A-Class Shares with sales charge†	(3.36%)	6.14%	5.64%
C-Class Shares	0.68%	6.37%	5.33%
C-Class Shares with CDSC‡	(0.32%)	6.37%	5.33%
H-Class Shares	1.62%	7.20%	6.15%
S&P SmallCap 600 Pure Value Index	3.67%	9.37%	9.38%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Consumer, Cyclical - 36.4%
Finish Line, Inc. — Class A	11,094	$150,213
Veritiv Corp.*	3,771	147,823
Abercrombie & Fitch Co. — Class A	5,883	142,427
Hibbett Sports, Inc.*	5,249	125,714
Big 5 Sporting Goods Corp.[1]	17,325	125,606
Perry Ellis International, Inc.*	4,756	122,705
ScanSource, Inc.*	3,314	117,813
Barnes & Noble Education, Inc.*	16,492	113,630
Genesco, Inc.*	2,375	96,425
Sonic Automotive, Inc. — Class A	4,990	94,560
Biglari Holdings, Inc.*	230	93,934
Anixter International, Inc.*	1,216	92,112
Superior Industries International, Inc.	6,895	91,704
Cato Corp. — Class A	6,217	91,639
American Axle & Manufacturing Holdings, Inc.*	5,908	89,920
Barnes & Noble, Inc.	17,989	89,046
Shoe Carnival, Inc.	3,715	88,417
M/I Homes, Inc.*	2,544	81,026
EZCORP, Inc. — Class A*	6,034	79,649
Chico’s FAS, Inc.	8,221	74,318
Group 1 Automotive, Inc.	1,120	73,181
MarineMax, Inc.*	3,600	70,020
G-III Apparel Group Ltd.*	1,853	69,821
Fossil Group, Inc.*	5,495	69,787
Guess?, Inc.	3,272	67,861
J.C. Penney Company, Inc.*,1	22,287	67,307
Red Robin Gourmet Burgers, Inc.*	1,144	66,352
Regis Corp.*	4,373	66,163
Express, Inc.*	8,794	62,965
Zumiez, Inc.*	2,601	62,164
Caleres, Inc.	1,841	61,858
Kirkland’s, Inc.*	6,332	61,357
Vera Bradley, Inc.*	5,750	61,007
Asbury Automotive Group, Inc.*	829	55,957
DSW, Inc. — Class A	2,358	52,961
Haverty Furniture Companies, Inc.	2,260	45,539
Vitamin Shoppe, Inc.*	10,188	44,318
Vista Outdoor, Inc.*	2,489	40,620
Movado Group, Inc.	1,018	39,091
Titan International, Inc.	3,079	38,826
Cooper-Standard Holdings, Inc.*	296	36,352
Ascena Retail Group, Inc.*	18,074	36,329
Core-Mark Holding Company, Inc.	1,678	35,674
Francesca’s Holdings Corp.*	7,360	35,328
Essendant, Inc.	4,059	31,660
Daktronics, Inc.	3,510	30,923
El Pollo Loco Holdings, Inc.*	2,910	27,645
Fred’s, Inc. — Class A1	8,861	26,494
Unifi, Inc.*	699	25,339
Standard Motor Products, Inc.	520	24,736
Total Consumer, Cyclical		3,596,316

Industrial - 15.8%
Olympic Steel, Inc.	6,215	127,470
DXP Enterprises, Inc.*	2,319	90,325
Atlas Air Worldwide Holdings, Inc.*	1,481	89,526
Benchmark Electronics, Inc.	2,824	84,296
Orion Group Holdings, Inc.*	12,567	82,816
Sanmina Corp.*	2,924	76,463
ArcBest Corp.	2,189	70,158
Boise Cascade Co.	1,720	66,392
Greenbrier Companies, Inc.	1,282	64,421
TimkenSteel Corp.*	4,041	61,383
Echo Global Logistics, Inc.*	2,212	61,051
MYR Group, Inc.*	1,840	56,709
Powell Industries, Inc.	2,082	55,881
Hub Group, Inc. — Class A*	1,324	55,409
KapStone Paper and Packaging Corp.	1,464	50,230
Tredegar Corp.	2,574	46,203
Encore Wire Corp.	813	46,097
AAR Corp.	1,019	44,948
Briggs & Stratton Corp.	2,096	44,875
Triumph Group, Inc.	1,730	43,596
Fabrinet*	1,378	43,242
Matson, Inc.	1,500	42,960
Haynes International, Inc.	1,130	41,934
Roadrunner Transportation Systems, Inc.*	14,388	36,546
Bel Fuse, Inc. — Class B	1,728	32,659
Plexus Corp.*	479	28,611
Aegion Corp. — Class A*	892	20,436
Total Industrial		1,564,637

Consumer, Non-cyclical - 13.2%
Kelly Services, Inc. — Class A	4,292	124,640
Owens & Minor, Inc.	7,260	112,893
Seneca Foods Corp. — Class A*	3,487	96,590
Andersons, Inc.	2,763	91,455
Magellan Health, Inc.*	850	91,035
Dean Foods Co.	9,740	83,959
LSC Communications, Inc.	4,271	74,529
Diplomat Pharmacy, Inc.*	3,634	73,225
Universal Corp.	1,483	71,926
TrueBlue, Inc.*	2,375	61,512
Team, Inc.*,1	3,972	54,615
SUPERVALU, Inc.*	3,181	48,447
Navigant Consulting, Inc.*	2,397	46,118
SpartanNash Co.	2,650	45,606
ABM Industries, Inc.	1,320	44,194
FTI Consulting, Inc.*	820	39,696
Community Health Systems, Inc.*,1	9,057	35,866
Invacare Corp.	1,832	31,877
Cross Country Healthcare, Inc.*	2,726	30,286
Resources Connection, Inc.	1,511	24,478
AngioDynamics, Inc.*	1,320	22,770
Total Consumer, Non-cyclical		1,305,717

Financial - 12.3%
Stewart Information Services Corp.	2,061	90,560
INTL FCStone, Inc.*	1,899	81,049

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

American Equity Investment Life Holding Co.	2,449	$71,903
Enova International, Inc.*	3,135	69,127
OFG Bancorp	6,577	68,730
PennyMac Mortgage Investment Trust REIT	3,660	65,990
Hersha Hospitality Trust REIT	3,570	63,903
First BanCorp*	10,400	62,608
CBL & Associates Properties, Inc. REIT[1]	13,782	57,471
Maiden Holdings Ltd.	8,406	54,639
Infinity Property & Casualty Corp.	398	47,123
Navigators Group, Inc.	800	46,120
New York Mortgage Trust, Inc. REIT[1]	7,510	44,534
Invesco Mortgage Capital, Inc. REIT	2,550	41,769
World Acceptance Corp.*,1	395	41,594
ARMOUR Residential REIT, Inc. REIT	1,775	41,322
Apollo Commercial Real Estate Finance, Inc. REIT	2,211	39,754
United Fire Group, Inc.	809	38,719
Capstead Mortgage Corp. REIT	4,307	37,256
HomeStreet, Inc.*	1,150	32,947
Opus Bank	1,147	32,116
United Insurance Holdings Corp.	1,399	26,777
DiamondRock Hospitality Co. REIT	2,126	22,195
Horace Mann Educators Corp.	506	21,631
Kite Realty Group Trust REIT	1,370	20,865
Total Financial		1,220,702

Energy - 8.2%
Green Plains, Inc.	7,632	128,218
Flotek Industries, Inc.*	13,805	84,210
Cloud Peak Energy, Inc.*	26,854	78,145
McDermott International, Inc.*	10,928	66,552
Matrix Service Co.*	4,723	64,705
Par Pacific Holdings, Inc.*	3,610	61,984
Unit Corp.*	2,674	52,838
Pioneer Energy Services Corp.*	18,333	49,499
Archrock, Inc.	4,633	40,539
Bristow Group, Inc.	2,614	33,982
SunCoke Energy, Inc.*	3,091	33,259
Oil States International, Inc.*	1,050	27,510
Helix Energy Solutions Group, Inc.*	4,088	23,669
Newpark Resources, Inc.*	2,915	23,611
REX American Resources Corp.*	260	18,928
Gulf Island Fabrication, Inc.	2,586	18,361
Total Energy		806,010

Communications - 5.4%
DHI Group, Inc.*	75,403	120,645
Comtech Telecommunications Corp.	2,780	83,094
Gannett Company, Inc.	7,398	73,832
Scholastic Corp.	1,289	50,065
Iridium Communications, Inc.*	4,137	46,541
New Media Investment Group, Inc.	2,616	44,838
Finisar Corp.*	2,080	32,885
Frontier Communications Corp.[1]	4,175	30,979
Spok Holdings, Inc.	1,974	29,511
FTD Companies, Inc.*	5,077	18,480
Total Communications		530,870

Technology - 5.1%
Insight Enterprises, Inc.*	2,295	80,164
Super Micro Computer, Inc.*	4,650	79,050
Digi International, Inc.*	5,666	58,360
Engility Holdings, Inc.*	2,365	57,706
CACI International, Inc. — Class A*	317	47,978
Photronics, Inc.*	5,717	47,165
Synchronoss Technologies, Inc.*	3,720	39,246
Veeco Instruments, Inc.*	2,148	36,516
Sykes Enterprises, Inc.*	1,220	35,307
ManTech International Corp. — Class A	460	25,516
Total Technology		507,008

Basic Materials - 3.0%
Aceto Corp.	9,790	74,404
PH Glatfelter Co.	3,272	67,174
Clearwater Paper Corp.*	1,659	64,867
Hawkins, Inc.	905	31,811
AK Steel Holding Corp.*,1	6,062	27,461
A. Schulman, Inc.	630	27,090
Total Basic Materials		292,807

Total Common Stocks
(Cost $8,943,968)		9,824,067

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$31,659	31,659
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	10,360	10,360
Total Repurchase Agreements
(Cost $42,019)		42,019

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[4]	384,392	384,392
Total Securities Lending Collateral
(Cost $384,392)		384,392

Total Investments - 103.7%
(Cost $9,370,379)		$10,250,478
Other Assets & Liabilities, net - (3.7)%		(361,670)
Total Net Assets - 100.0%		$9,888,808

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of March 29, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,824,067	$—	$—	$9,824,067
Repurchase Agreements	—	42,019	—	42,019
Securities Lending Collateral	384,392	—	—	384,392
Total Assets	$10,208,459	$42,019	$—	$10,250,478

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $369,098 of securities loaned (cost $9,328,360)	$10,208,459
Repurchase agreements, at value (cost $42,019)	42,019
Cash	1,220
Receivables:
Fund shares sold	391,180
Dividends	13,764
Securities lending income	1,292
Interest	6
Total assets	10,657,940

Liabilities:
Payable for:
Return of securities loaned	384,392
Securities purchased	361,602
Fund shares redeemed	7,347
Management fees	6,193
Distribution and service fees	3,067
Transfer agent and administrative fees	2,064
Portfolio accounting fees	826
Trustees’ fees*	263
Miscellaneous	3,378
Total liabilities	769,132
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,888,808

Net assets consist of:
Paid in capital	$35,658,438
Accumulated net investment loss	(21,850)
Accumulated net realized loss on investments	(26,627,879)
Net unrealized appreciation on investments	880,099
Net assets	$9,888,808

A-Class:
Net assets	$761,776
Capital shares outstanding	27,556
Net asset value per share	$27.64
Maximum offering price per share (Net asset value divided by 95.25%)	$29.02

C-Class:
Net assets	$1,532,338
Capital shares outstanding	64,267
Net asset value per share	$23.84

H-Class:
Net assets	$7,594,694
Capital shares outstanding	275,452
Net asset value per share	$27.57

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $145)	$163,871
Interest	714
Income from securities lending, net	14,237
Total investment income	178,822

Expenses:
Management fees	108,843
Distribution and service fees:
A-Class	2,650
C-Class	16,272
H-Class	29,563
Transfer agent and administrative fees	36,281
Portfolio accounting fees	14,512
Registration fees	14,260
Custodian fees	2,046
Trustees’ fees*	1,895
Line of credit fees	229
Miscellaneous	8,201
Total expenses	234,752
Net investment loss	(55,930)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,691,340
Net realized gain	1,691,340
Net change in unrealized appreciation (depreciation) on:
Investments	(3,206,465)
Net change in unrealized appreciation (depreciation)	(3,206,465)
Net realized and unrealized loss	(1,515,125)
Net decrease in net assets resulting from operations	$(1,571,055)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(55,930)	$(186,768)
Net realized gain on investments	1,691,340	1,534,523
Net change in unrealized appreciation (depreciation) on investments	(3,206,465)	132,291
Net increase (decrease) in net assets resulting from operations	(1,571,055)	1,480,046

Capital share transactions:
Proceeds from sale of shares
A-Class	4,210,719	11,499,336
C-Class	1,552,976	4,241,862
H-Class	242,171,487	493,896,036
Cost of shares redeemed
A-Class	(5,174,920)	(11,116,920)
C-Class	(1,844,312)	(4,531,766)
H-Class	(252,734,781)	(493,220,325)
Net increase (decrease) from capital share transactions	(11,818,831)	768,223
Net increase (decrease) in net assets	(13,389,886)	2,248,269

Net assets:
Beginning of year	23,278,694	21,030,425
End of year	$9,888,808	$23,278,694
Accumulated net investment loss at end of year	$(21,850)	$(59,053)

Capital share activity:
Shares sold
A-Class	153,331	417,739
C-Class	64,529	181,220
H-Class	9,315,567	19,425,410
Shares redeemed
A-Class	(188,892)	(402,677)
C-Class	(75,331)	(197,201)
H-Class	(9,769,273)	(19,479,582)
Net decrease in shares	(500,069)	(55,091)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.24	$23.16	$25.81	$25.66	$19.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.14)	(.10)	(.03)	(.09)
Net gain (loss) on investments (realized and unrealized)	.48	4.22	(2.55)	.18	6.20
Total from investment operations	.40	4.08	(2.65)	.15	6.11
Net asset value, end of period	$27.64	$27.24	$23.16	$25.81	$25.66

Total Return[b]	1.47%	17.62%	(10.27%)	0.58%	31.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$762	$1,720	$1,113	$1,592	$1,016
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.50%)	(0.42%)	(0.10%)	(0.39%)
Total expenses	1.53%	1.53%	1.50%	1.50%	1.52%
Portfolio turnover rate	1,832%	1,449%	417%	579%	658%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$23.68	$20.28	$22.78	$22.81	$17.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.28)	(.24)	(.19)	(.22)
Net gain (loss) on investments (realized and unrealized)	.37	3.68	(2.26)	.16	5.52
Total from investment operations	.16	3.40	(2.50)	(.03)	5.30
Net asset value, end of period	$23.84	$23.68	$20.28	$22.78	$22.81

Total Return[b]	0.68%	16.77%	(10.97%)	(0.13%)	30.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,532	$1,778	$1,847	$3,082	$4,514
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(1.26%)	(1.17%)	(0.84%)	(1.10%)
Total expenses	2.28%	2.28%	2.25%	2.25%	2.27%
Portfolio turnover rate	1,832%	1,449%	417%	579%	658%

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$27.13	$23.07	$25.71	$25.55	$19.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.12)	(.07)	(.01)	(.06)
Net gain (loss) on investments (realized and unrealized)	.53	4.18	(2.57)	.17	6.14
Total from investment operations	.44	4.06	(2.64)	.16	6.08
Net asset value, end of period	$27.57	$27.13	$23.07	$25.71	$25.55

Total Return[b]	1.62%	17.60%	(10.27%)	0.63%	31.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,595	$19,782	$18,071	$11,374	$22,380
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.47%)	(0.32%)	(0.03%)	(0.25%)
Total expenses	1.53%	1.53%	1.50%	1.50%	1.53%
Portfolio turnover rate	1,832%	1,449%	417%	579%	658%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specifi c benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended March 29, 2018, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the STOXX Europe 50 Index. Europe 1.25x Strategy Fund H-Class returned 11.55% while the STOXX Europe 50 Index returned 11.16% over the same period.

Financials and Energy were the sectors contributing most to the performance of the underlying index for the period. Utilities and Communications were the sectors detracting the most.

The stocks that contributed the most to the performance of the underlying index were HSBC Holdings Plc, Novo Nordisk A.S. Class B, and Royal Dutch Shell Plc Class A. Those that detracted the most from the performance of the underlying index were Imperial Brands Plc, British American Tobacco Plc, and Roche Holding Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Country Diversification

Country	% of Long-Term Investments
United Kingdom	32%
France	17%
Switzerland	16%
Germany	15%
Netherlands	6%
Spain	5%
Swaziland	3%
Other	6%
Total Securities	100%

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.8%
Guggenheim Strategy Fund I	6.7%
Nestle S.A. ADR	3.8%
Novartis AG ADR	3.1%
HSBC Holdings plc ADR	3.0%
Roche Holding AG ADR	2.5%
Royal Dutch Shell plc — Class A ADR	2.3%
Total S.A. ADR	2.3%
BP plc ADR	2.1%
British American Tobacco plc ADR	2.0%
Top Ten Total	34.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	11.53%	2.64%	(3.14%)
A-Class Shares with sales charge†	6.23%	1.64%	(3.61%)
C-Class Shares	10.70%	1.66%	(3.95%)
C-Class Shares with CDSC‡	9.70%	1.66%	(3.95%)
H-Class Shares	11.55%	2.45%	(3.21%)
STOXX Europe 50 Index	11.16%	4.38%	0.72%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	March 29, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 66.6%

Consumer, Non-cyclical - 25.7%
Nestle S.A. ADR	2,189	$173,041
Novartis AG ADR	1,738	140,517
Roche Holding AG ADR	3,962	113,412
British American Tobacco plc ADR	1,618	93,343
GlaxoSmithKline plc ADR	1,731	67,630
Bayer AG ADR	2,331	65,863
Sanofi ADR	1,615	64,729
Novo Nordisk A/S ADR	1,269	62,498
Unilever N.V. — Class Y	1,105	62,311
AstraZeneca plc ADR	1,756	61,408
Diageo plc ADR	435	58,908
Anheuser-Busch InBev S.A. ADR	524	57,608
Unilever plc ADR	872	48,448
Reckitt Benckiser Group plc ADR	2,410	40,560
L’Oreal S.A. ADR	862	38,915
Imperial Brands plc ADR	665	23,042
Total Consumer, Non-cyclical		1,172,233

Financial - 15.5%
HSBC Holdings plc ADR	2,828	134,811
Banco Santander S.A. ADR	11,321	74,153
Allianz SE ADR	3,093	70,180
BNP Paribas S.A. ADR	1,621	60,374
UBS Group AG*	2,711	47,876
Lloyds Banking Group plc ADR	12,495	46,481
Prudential plc ADR	907	46,375
ING Groep N.V. ADR[1]	2,721	46,067
AXA S.A. ADR	1,467	38,993
Intesa Sanpaolo SpA ADR	1,705	37,544
Banco Bilbao Vizcaya Argentaria S.A. ADR	4,707	37,185
Zurich Insurance Group AG ADR	1,064	34,883
Barclays plc ADR	2,793	33,013
Total Financial		707,935

Energy - 7.3%
Royal Dutch Shell plc — Class A ADR	1,615	103,053
Total S.A. ADR	1,786	103,034
BP plc ADR	2,338	94,783
Eni SpA ADR	893	31,550
Total Energy		332,420

Industrial - 5.1%
Siemens AG ADR	1,200	76,704
Airbus SE ADR	1,609	46,404
Vinci S.A. ADR	1,567	38,595
Schneider Electric SE ADR	1,980	34,828
ABB Ltd. ADR[1]	1,442	34,233
Total Industrial		230,764

Basic Materials - 4.1%
BASF SE ADR	2,583	65,583
Glencore plc ADR*	4,273	42,559
Rio Tinto plc ADR	806	41,533
Air Liquide S.A. ADR	1,508	37,074
Total Basic Materials		186,749

Technology - 3.1%
SAP SE ADR[1]	760	79,922
ASML Holding N.V. — Class G	301	59,766
Total Technology		139,688

Communications - 2.6%
Vodafone Group plc ADR	1,853	51,551
Deutsche Telekom AG ADR	2,284	37,435
Telefonica S.A. ADR	3,266	32,235
Total Communications		121,221

Consumer, Cyclical - 2.6%
Daimler AG ADR	2,813	59,706
LVMH Moet Hennessy Louis Vuitton SE ADR	950	58,567
Total Consumer, Cyclical		118,273

Utilities - 0.6%
National Grid plc ADR[1]	471	26,579

Total Common Stocks
(Cost $2,793,773)		3,035,862

MUTUAL FUNDS† - 13.5%
Guggenheim Strategy Fund II2	12,318	308,077
Guggenheim Strategy Fund I2	12,246	306,764
Total Mutual Funds
(Cost $614,448)		614,841

	Face Amount

U.S. TREASURY BILLS†† - 3.3%
U.S. Treasury Bills
1.31% due 04/19/18[3,4,5]	$150,000	149,884
Total U.S. Treasury Bills
(Cost $149,901)		149,884

REPURCHASE AGREEMENTS††,6 - 17.8%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	609,587	609,587
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	199,473	199,473
Total Repurchase Agreements
(Cost $809,060)		809,060

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,7 - 3.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[8]	134,876	$134,876
Total Securities Lending Collateral
(Cost $134,876)		134,876

Total Investments - 104.2%
(Cost $4,502,058)		$4,744,523
Other Assets & Liabilities, net - (4.2)%		(189,966)
Total Net Assets - 100.0%		$4,554,557

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	17	Jun 2018	$2,629,050	$(6,093)

Equity Futures Contracts Purchased
STOXX 50 Index Futures Contracts††	73	Jun 2018	2,615,676	(16,155)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 29, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,035,862	$—	$—	$—	$—	$3,035,862
Mutual Funds	614,841	—	—	—	—	614,841
Repurchase Agreements	—	—	809,060	—	—	809,060
Securities Lending Collateral	134,876	—	—	—	—	134,876
U.S. Treasury Bills	—	—	149,884	—	—	149,884
Total Assets	$3,785,579	$—	$958,944	$—	$—	$4,744,523

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$6,093	$—	$—	$—	$6,093
Equity Futures Contracts	—	—	—	16,155	—	16,155
Total Liabilities	$—	$6,093	$—	$16,155	$—	$22,248

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$732,497	$2,700,000	$(3,130,000)	$6,990	$(2,723)	$306,764	12,246	$19,054	$4
Guggenheim Strategy Fund II	903,646	1,750,000	(2,350,000)	7,095	(2,664)	308,077	12,318	27,530	138
	$1,636,143	$4,450,000	$(5,480,000)	$14,085	$(5,387)	$614,841		$46,584	$142

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $130,916 of securities loaned (cost $3,078,550)	$3,320,622
Investments in affiliated issuers, at value (cost $614,448)	614,841
Repurchase agreements, at value (cost $809,060)	809,060
Cash	1,977
Segregated cash with broker	62,573
Receivables:
Fund shares sold	207,584
Dividends	26,597
Variation margin	21,764
Foreign taxes reclaim	19,621
Swap settlement	482
Securities lending income	274
Interest	121
Total assets	5,085,516

Liabilities:
Payable for:
Fund shares redeemed	234,777
Securities purchased	149,184
Return of securities loaned	134,876
Management fees	4,500
Distribution and service fees	1,383
Transfer agent and administrative fees	1,250
Portfolio accounting fees	500
Trustees’ fees*	126
Miscellaneous	4,363
Total liabilities	530,959
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,554,557

Net assets consist of:
Paid in capital	$5,368,251
Undistributed net investment income	155,680
Accumulated net realized loss on investments	(1,189,594)
Net unrealized appreciation on investments	220,220
Net assets	$4,554,557

A-Class:
Net assets	$400,917
Capital shares outstanding	4,240
Net asset value per share	$94.56
Maximum offering price per share (Net asset value divided by 95.25%)	$99.28

C-Class:
Net assets	$186,507
Capital shares outstanding	2,281
Net asset value per share	$81.77

H-Class:
Net assets	$3,967,133
Capital shares outstanding	42,255
Net asset value per share	$93.89

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $18,756)	$317,446
Dividends from securities of affiliated issuers	46,584
Interest	28,315
Income from securities lending, net	13,418
Other income	115
Total investment income	405,878

Expenses:
Management fees	133,397
Distribution and service fees:
A-Class	3,954
C-Class	13,271
H-Class	29,783
Transfer agent and administrative fees	37,055
Portfolio accounting fees	14,822
Custodian fees	2,125
Trustees’ fees*	1,092
Line of credit fees	145
Miscellaneous	27,796
Total expenses	263,440
Net investment income	142,438

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$659,411
Investments in affiliated issuers	14,085
Distributions received from affiliated investment company shares	142
Futures contracts	1,788,608
Foreign currency transactions	13,242
Net realized gain	2,475,488
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	115,670
Investments in affiliated issuers	(5,387)
Futures contracts	(51,049)
Foreign currency translations	114
Net change in unrealized appreciation (depreciation)	59,348
Net realized and unrealized gain	2,534,836
Net increase in net assets resulting from operations	$2,677,274

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$142,438	$35,331
Net realized gain on investments	2,475,488	3,236,907
Net change in unrealized appreciation (depreciation) on investments	59,348	(108,227)
Net increase in net assets resulting from operations	2,677,274	3,164,011

Distributions to shareholders from:
Net investment income
A-Class	(1,772)	(3,592)
C-Class	(3,863)	(2,755)
H-Class	(18,483)	(29,013)
Total distributions to shareholders	(24,118)	(35,360)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,229,766	1,224,419
C-Class	3,101,558	1,340,603
H-Class	159,923,034	182,443,083
Distributions reinvested
A-Class	1,343	2,826
C-Class	3,458	2,507
H-Class	18,401	28,695
Cost of shares redeemed
A-Class	(5,585,649)	(1,660,138)
C-Class	(3,983,674)	(969,457)
H-Class	(164,503,173)	(183,677,062)
Net decrease from capital share transactions	(5,794,936)	(1,264,524)
Net increase (decrease) in net assets	(3,141,780)	1,864,127

Net assets:
Beginning of year	7,696,337	5,832,210
End of year	$4,554,557	$7,696,337
Undistributed net investment income at end of year	$155,680	$24,132

Capital share activity:
Shares sold
A-Class	58,196	14,952	*
C-Class	38,315	18,798	*
H-Class	1,760,317	2,397,923	*
Shares issued from reinvestment of distributions
A-Class	14	39	*
C-Class	41	39	*
H-Class	189	398	*
Shares redeemed
A-Class	(58,875)	(21,083	)*
C-Class	(47,416)	(13,915	)*
H-Class	(1,794,569)	(2,380,582	)*
Net increase (decrease) in shares	(43,788)	16,569	*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$84.99	$78.10	$93.32	$104.40	$84.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	1.08	(.06)	.30	.96
Net gain (loss) on investments (realized and unrealized)	8.99	6.51	(14.44)	(11.08)	18.47
Total from investment operations	9.81	7.59	(14.50)	(10.78)	19.43
Less distributions from:
Net investment income	(.24)	(.70)	(.72)	(.30)	—
Total distributions	(.24)	(.70)	(.72)	(.30)	—
Net asset value, end of period	$94.56	$84.99	$78.10	$93.32	$104.40

Total Return[b]	11.53%	9.83%	(15.58%)	(10.33%)	22.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$401	$417	$859	$1,165	$2,551
Ratios to average net assets:
Net investment income (loss)	0.88%	1.35%	(0.08%)	0.33%	1.00%
Total expenses[c]	1.71%	1.72%	1.67%	1.72%	1.72%
Portfolio turnover rate	422%	1,616%	920%	608%	654%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$74.07	$68.62	$82.63	$93.15	$77.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.35	(.54)	(.48)	(.42)
Net gain (loss) on investments (realized and unrealized)	8.03	5.80	(12.75)	(9.74)	16.23
Total from investment operations	7.94	6.15	(13.29)	(10.22)	15.81
Less distributions from:
Net investment income	(.24)	(.70)	(.72)	(.30)	—
Total distributions	(.24)	(.70)	(.72)	(.30)	—
Net asset value, end of period	$81.77	$74.07	$68.62	$82.63	$93.15

Total Return[b]	10.70%	9.09%	(16.14%)	(10.94%)	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187	$840	$440	$1,023	$535
Ratios to average net assets:
Net investment income (loss)	(0.11%)	0.50%	(0.64%)	(0.50%)	(0.48%)
Total expenses[c]	2.46%	2.49%	2.42%	2.48%	2.47%
Portfolio turnover rate	422%	1,616%	920%	608%	654%

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$84.38	$77.38	$92.50	$103.56	$85.18
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	.46	.18	.60	.18
Net gain (loss) on investments (realized and unrealized)	8.73	7.24	(14.58)	(11.36)	18.20
Total from investment operations	9.75	7.70	(14.40)	(10.76)	18.38
Less distributions from:
Net investment income	(.24)	(.70)	(.72)	(.30)	—
Total distributions	(.24)	(.70)	(.72)	(.30)	—
Net asset value, end of period	$93.89	$84.38	$77.38	$92.50	$103.56

Total Return[b]	11.55%	10.06%	(15.64%)	(10.36%)	21.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,967	$6,439	$4,533	$9,719	$11,553
Ratios to average net assets:
Net investment income (loss)	1.09%	0.59%	0.19%	0.62%	0.19%
Total expenses[c]	1.71%	1.73%	1.66%	1.72%	1.71%
Portfolio turnover rate	422%	1,616%	920%	608%	654%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c] [d]

Does not include expenses of the underlying funds in which the Fund invests.

Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specifi c benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 29, 2018, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned 37.95%, while the Nikkei-225 Stock Average Index returned 17.04% over the same time period.

Technology and Consumer Discretionary were the sectors contributing most to the performance of the underlying index for the period. No sector detracted from return. The Utilities sector contributed least.

Stocks that contributed the most to the return of the underlying index were Tokyo Electron Ltd., Fast Retailing Co. Ltd, and Fanuc Corp. Those that detracted the most from the performance of the underlying index were Seiko Epson Corp., Dentsu, Inc., and NGK Insulators Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.0%
Guggenheim Strategy Fund I	18.4%
Total	42.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	37.94%	15.18%	3.46%
A-Class Shares with sales charge†	31.38%	14.06%	2.95%
C-Class Shares	36.90%	14.43%	2.75%
C-Class Shares with CDSC‡	35.90%	14.43%	2.75%
H-Class Shares	37.95%	15.28%	3.53%
Nikkei-225 Stock Average Index	17.04%	8.61%	4.71%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	March 29, 2018
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 42.4%
Guggenheim Strategy Fund II1	51,923	$1,298,600
Guggenheim Strategy Fund I1	39,845	998,108
Total Mutual Funds
(Cost $2,294,827)		2,296,708

	Face Amount

REPURCHASE AGREEMENTS††,2 - 55.3%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18	$2,259,923	2,259,923
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18	$739,507	$739,507
Total Repurchase Agreements
(Cost $2,999,430)		2,999,430

Total Investments - 97.7%
(Cost $5,294,257)		$5,296,138
Other Assets & Liabilities, net - 2.3%		122,605
Total Net Assets - 100.0%		$5,418,743

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	100	Jun 2018	$10,762,500	$399,936

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	92	Jun 2018	10,861,175	(14,369)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$399,936	$—	$—	$399,936
Mutual Funds	2,296,708	—	—	—	2,296,708
Repurchase Agreements	—	—	2,999,430	—	2,999,430
Total Assets	$2,296,708	$399,936	$2,999,430	$—	$5,696,074

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$14,369	$—	$—	$14,369

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$599,382	$700,000	$(300,000)	$(718)	$(556)	$998,108	39,845	$21,315	$493
Guggenheim Strategy Fund II	600,035	700,000	—	—	(1,435)	1,298,600	51,923	21,932	694
	$1,199,417	$1,400,000	$(300,000)	$(718)	$(1,991)	$2,296,708		$43,247	$1,187

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in affiliated issuers, at value (cost $2,294,827)	$2,296,708
Repurchase agreements, at value (cost $2,999,430)	2,999,430
Cash	303,382
Segregated cash with broker	252,074
Receivables:
Fund shares sold	128,785
Dividends	4,873
Swap settlement	585
Interest	449
Total assets	5,986,286

Liabilities:
Payable for:
Fund shares redeemed	426,685
Variation margin	127,722
Management fees	6,182
Distribution and service fees	2,109
Transfer agent and administrative fees	2,061
Portfolio accounting fees	824
Trustees’ fees*	159
Miscellaneous	1,801
Total liabilities	567,543
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,418,743

Net assets consist of:
Paid in capital	$7,174,645
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,143,350)
Net unrealized appreciation on investments	387,448
Net assets	$5,418,743

A-Class:
Net assets	$404,397
Capital shares outstanding	2,961
Net asset value per share	$136.57
Maximum offering price per share (Net asset value divided by 95.25%)	$143.38

C-Class:
Net assets	$68,657
Capital shares outstanding	540
Net asset value per share	$127.14

H-Class:
Net assets	$4,945,689
Capital shares outstanding	35,947
Net asset value per share	$137.58

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$43,247
Interest	54,349
Total investment income	97,596

Expenses:
Management fees	51,883
Distribution and service fees:
A-Class	1,006
C-Class	779
H-Class	16,094
Transfer agent and administrative fees	17,294
Portfolio accounting fees	6,918
Custodian fees	913
Trustees’ fees*	347
Miscellaneous	9,433
Total expenses	104,667
Net investment loss	(7,071)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(49)
Investments in affiliated issuers	(718)
Distributions received from affiliated investment company shares	1,187
Futures contracts	(1,488,638)
Net realized loss	(1,488,218)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(1,991)
Futures contracts	298,119
Net change in unrealized appreciation (depreciation)	296,128
Net realized and unrealized loss	(1,192,090)
Net decrease in net assets resulting from operations	$(1,199,161)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,071)	$(35,030)
Net realized gain (loss) on investments	(1,488,218)	2,807,128
Net change in unrealized appreciation (depreciation) on investments	296,128	(1,539)
Net increase (decrease) in net assets resulting from operations	(1,199,161)	2,770,559

Distributions to shareholders from:
Net realized gains
A-Class	(11,409)	—
C-Class	(4,256)	—
H-Class	(145,786)	—
Total distributions to shareholders	(161,451)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	640,483	242,044
C-Class	1,042,989	259,751
H-Class	332,831,149	263,867,281
Distributions reinvested
A-Class	8,202	—
C-Class	4,220	—
H-Class	138,791	—
Cost of shares redeemed
A-Class	(726,063)	(299,177)
C-Class	(1,052,400)	(274,295)
H-Class	(329,694,014)	(265,800,357)
Net increase (decrease) from capital share transactions	3,193,357	(2,004,753)
Net increase in net assets	1,832,745	765,806

Net assets:
Beginning of year	3,585,998	2,820,192
End of year	$5,418,743	$3,585,998
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(5,709)

Capital share activity:
Shares sold
A-Class	4,925	2,777	*
C-Class	8,874	3,281	*
H-Class	2,842,405	2,921,713	*
Shares issued from reinvestment of distributions
A-Class	60	—	*
C-Class	33	—	*
H-Class	1,012	—	*
Shares redeemed
A-Class	(5,829)	(3,428	)*
C-Class	(8,905)	(3,495	)*
H-Class	(2,838,014)	(2,921,654	)*
Net increase (decrease) in shares	4,561	(806	)*

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$102.24	$78.81	$93.15	$77.23	$69.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.74)	(1.12)	(1.00)	(1.24)
Net gain (loss) on investments (realized and unrealized)	38.80 [e]	24.17	(13.22)	16.92	8.91
Total from investment operations	38.77	23.43	(14.34)	15.92	7.67
Less distributions from:
Net realized gains	(4.44)	—	—	—	—
Total distributions	(4.44)	—	—	—	—
Net asset value, end of period	$136.57	$102.24	$78.81	$93.15	$77.23

Total Return[b]	37.94%	29.73%	(15.41%)	20.61%	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$404	$389	$351	$447	$624
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.80%)	(1.22%)	(1.27%)	(1.50%)
Total expenses[c]	1.51%	1.52%	1.51%	1.54%	1.52%
Portfolio turnover rate	17%	1,225%	543%	405%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$96.17	$74.63	$88.92	$73.98	$67.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(1.33)	(1.68)	(1.56)	(1.72)
Net gain (loss) on investments (realized and unrealized)	36.21 [e]	22.87	(12.61)	16.50	8.66
Total from investment operations	35.41	21.54	(14.29)	14.94	6.94
Less distributions from:
Net realized gains	(4.44)	—	—	—	—
Total distributions	(4.44)	—	—	—	—
Net asset value, end of period	$127.14	$96.17	$74.63	$88.92	$73.98

Total Return[b]	36.90%	28.74%	(16.06%)	20.23%	10.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69	$52	$56	$317	$104
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(1.53%)	(1.91%)	(2.04%)	(2.25%)
Total expenses[c]	2.26%	2.27%	2.24%	2.30%	2.27%
Portfolio turnover rate	17%	1,225%	543%	405%	—

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$102.97	$79.15	$93.52	$77.52	$69.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.86)	(1.08)	(1.04)	(1.20)
Net gain (loss) on investments (realized and unrealized)	39.17 [e]	24.68	(13.29)	17.04	8.95
Total from investment operations	39.05	23.82	(14.37)	16.00	7.75
Less distributions from:
Net realized gains	(4.44)	—	—	—	—
Total distributions	(4.44)	—	—	—	—
Net asset value, end of period	$137.58	$102.97	$79.15	$93.52	$77.52

Total Return[b]	37.95%	30.08%	(15.36%)	20.64%	11.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,946	$3,145	$2,413	$16,862	$3,104
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.95%)	(1.17%)	(1.28%)	(1.50%)
Total expenses[c]	1.50%	1.52%	1.49%	1.54%	1.52%
Portfolio turnover rate	17%	1,225%	543%	405%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.
[e]	The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specifi c benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned -18.39%, compared with a return of -10.16% for its benchmark, the U.S. Dollar Index.

All components of the U.S. Dollar Index detracted from performance for the period. The Swiss franc, Canadian dollar and Swedish krona detracted the least. The euro detracted the most from the Index’s performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs , other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

80 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	20.4%
Guggenheim Strategy Fund I	5.8%
Total	26.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(18.37%)	1.12%	0.02%
A-Class Shares with sales charge†	(22.24%)	0.15%	(0.47%)
C-Class Shares	(18.98%)	0.36%	(0.68%)
C-Class Shares with CDSC‡	(19.79%)	0.36%	(0.68%)
H-Class Shares	(18.39%)	1.12%	0.00%
U.S. Dollar Index	(10.16%)	1.67%	2.30%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	March 29, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 26.2%
Guggenheim Strategy Fund II1	70,094	$1,753,056
Guggenheim Strategy Fund I1	19,980	500,508
Total Mutual Funds
(Cost $2,236,129)		2,253,564

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 9.2%
Federal Home Loan Bank Discount Note
1.75% due 12/03/18[2,3]	$800,000	789,003
Total Federal Agency Discount Notes
(Cost $790,434)		789,003

U.S. TREASURY BILLS†† - 4.6%
U.S. Treasury Bills
1.31% due 04/19/18[2,3,4]	400,000	399,691
Total U.S. Treasury Bills
(Cost $399,735)		399,691

REPURCHASE AGREEMENTS††,5 - 82.1%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[6]	5,331,920	5,331,920
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[6]	1,744,747	1,744,747
Total Repurchase Agreements
(Cost $7,076,667)		7,076,667

Total Investments - 122.1%
(Cost $10,502,965)		$10,518,925
Other Assets & Liabilities, net - (22.1)%		(1,905,437)
Total Net Assets - 100.0%		$8,613,488

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	152	Jun 2018	$13,637,440	$11,134

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/21/18	38,459	$3,449,927	$3,148

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Zero coupon rate security.
[4]	All or a portion of this security is pledged as futures collateral at March 29, 2018.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at March 29, 2018.

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$11,134	$—	$—	$—	$11,134
Currency Index Swap Agreements	—	—	—	3,148	—	3,148
Federal Agency Discount Notes	—	—	789,003	—	—	789,003
Mutual Funds	2,253,564	—	—	—	—	2,253,564
Repurchase Agreements	—	—	7,076,667	—	—	7,076,667
U.S. Treasury Bills	—	—	399,691	—	—	399,691
Total Assets	$2,253,564	$11,134	$8,265,361	$3,148	$—	$10,533,207

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$600,468	$—	$(100,000)	$957	$(917)	$500,508	19,980	$12,473	$228
Guggenheim Strategy Fund II	1,752,355	—	—	—	701	1,753,056	70,094	42,851	937
	$2,352,823	$—	$(100,000)	$957	$(216)	$2,253,564		$55,324	$1,165

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $1,190,169)	$1,188,694
Investments in affiliated issuers, at value (cost $2,236,129)	2,253,564
Repurchase agreements, at value (cost $7,076,667)	7,076,667
Unrealized appreciation on swap agreements	3,148
Receivables:
Fund shares sold	768,298
Dividends	4,662
Interest	1,059
Variation margin	34
Total assets	11,296,126

Liabilities:
Payable for:
Fund shares redeemed	2,655,492
Management fees	10,193
Distribution and service fees	3,337
Swap settlement	3,288
Transfer agent and administrative fees	2,832
Portfolio accounting fees	1,133
Trustees’ fees*	210
Miscellaneous	6,153
Total liabilities	2,682,638
Commitments and contingent liabilities (Note 11)	—
Net assets	$8,613,488

Net assets consist of:
Paid in capital	$30,011,373
Accumulated net investment loss	(2,993)
Accumulated net realized loss on investments	(21,425,134)
Net unrealized appreciation on investments	30,242
Net assets	$8,613,488

A-Class:
Net assets	$1,517,333
Capital shares outstanding	34,923
Net asset value per share	$43.45
Maximum offering price per share (Net asset value divided by 95.25%)	$45.62

C-Class:
Net assets	$795,065
Capital shares outstanding	20,315
Net asset value per share	$39.14

H-Class:
Net assets	$6,301,090
Capital shares outstanding	145,626
Net asset value per share	$43.27

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$55,324
Interest	92,396
Total investment income	147,720

Expenses:
Management fees	97,755
Distribution and service fees:
A-Class	4,889
C-Class	10,273
H-Class	19,697
Transfer agent and administrative fees	27,154
Portfolio accounting fees	10,861
Custodian fees	1,513
Trustees’ fees*	1,175
Line of credit fees	19
Miscellaneous	21,332
Total expenses	194,668
Net investment loss	(46,948)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,519
Investments in affiliated issuers	957
Distributions received from affiliated investment company shares	1,165
Swap agreements	(456,073)
Futures contracts	(1,913,086)
Net realized loss	(2,355,518)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(3,945)
Investments in affiliated issuers	(216)
Swap agreements	73,938
Futures contracts	228,313
Net change in unrealized appreciation (depreciation)	298,090
Net realized and unrealized loss	(2,057,428)
Net decrease in net assets resulting from operations	$(2,104,376)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(46,948)	$(253,288)
Net realized gain (loss) on investments	(2,355,518)	2,122,644
Net change in unrealized appreciation (depreciation) on investments	298,090	459,977
Net increase (decrease) in net assets resulting from operations	(2,104,376)	2,329,333

Capital share transactions:
Proceeds from sale of shares
A-Class	6,116,217	8,015,246
C-Class	773,795	4,990,031
H-Class	73,549,451	156,831,439
Cost of shares redeemed
A-Class	(6,392,244)	(8,071,303)
C-Class	(1,045,173)	(5,831,709)
H-Class	(73,344,881)	(161,648,841)
Net decrease from capital share transactions	(342,835)	(5,715,137)
Net decrease in net assets	(2,447,211)	(3,385,804)

Net assets:
Beginning of year	11,060,699	14,446,503
End of year	$8,613,488	$11,060,699
Accumulated net investment loss at end of year	$(2,993)	$(91,659)

Capital share activity:
Shares sold
A-Class	134,837	154,635
C-Class	17,843	108,852
H-Class	1,595,421	3,132,819
Shares redeemed
A-Class	(142,089)	(152,304)
C-Class	(24,624)	(126,213)
H-Class	(1,591,357)	(3,214,633)
Net decrease in shares	(9,969)	(96,844)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$53.23	$47.68	$55.75	$38.36	$42.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.55)	(.58)	(.56)	(.69)
Net gain (loss) on investments (realized and unrealized)	(9.62)	6.10	(5.32)	17.95	(3.70)
Total from investment operations	(9.78)	5.55	(5.90)	17.39	(4.39)
Less distributions from:
Net realized gains	—	—	(2.17)	—	—
Total distributions	—	—	(2.17)	—	—
Net asset value, end of period	$43.45	$53.23	$47.68	$55.75	$38.36

Total Return[b]	(18.37%)	11.64%	(11.01%)	45.33%	(10.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,517	$2,245	$1,900	$15,765	$3,547
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(1.07%)	(1.10%)	(1.19%)	(1.72%)
Total expenses[c]	1.72%	1.73%	1.69%	1.68%	1.74%
Portfolio turnover rate	—	142%	376%	299%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$48.32	$43.60	$51.55	$35.74	$40.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.82)	(.85)	(.81)	(.94)
Net gain (loss) on investments (realized and unrealized)	(8.70)	5.54	(4.93)	16.62	(3.47)
Total from investment operations	(9.18)	4.72	(5.78)	15.81	(4.41)
Less distributions from:
Net realized gains	—	—	(2.17)	—	—
Total distributions	—	—	(2.17)	—	—
Net asset value, end of period	$39.14	$48.32	$43.60	$51.55	$35.74

Total Return[b]	(18.98%)	10.80%	(11.69%)	44.24%	(10.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$795	$1,309	$1,938	$3,836	$2,099
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.80%)	(1.75%)	(1.96%)	(2.48%)
Total expenses[c]	2.47%	2.48%	2.45%	2.44%	2.50%
Portfolio turnover rate	—	142%	376%	299%	—

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$53.03	$47.49	$55.53	$38.21	$42.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.56)	(.59)	(.56)	(.69)
Net gain (loss) on investments (realized and unrealized)	(9.59)	6.10	(5.28)	17.88	(3.70)
Total from investment operations	(9.76)	5.54	(5.87)	17.32	(4.39)
Less distributions from:
Net realized gains	—	—	(2.17)	—	—
Total distributions	—	—	(2.17)	—	—
Net asset value, end of period	$43.27	$53.03	$47.49	$55.53	$38.21

Total Return[b]	(18.39%)	11.64%	(11.00%)	45.33%	(10.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,301	$7,506	$10,608	$158,098	$9,764
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(1.11%)	(1.12%)	(1.19%)	(1.72%)
Total expenses[c]	1.72%	1.73%	1.70%	1.68%	1.74%
Portfolio turnover rate	—	142%	376%	299%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the period presented through March 31, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specifi c benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned 19.55%, compared with a return of -10.16% for its benchmark, the U.S. Dollar Index.

All components of the U.S. Dollar Index detracted from performance for the period. The Swiss franc, Canadian dollar and Swedish krona detracted the least. The euro detracted the most from the Index’s performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs , other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Federal Farm Credit Bank	7.2%
Federal Farm Credit Bank	7.2%
Guggenheim Strategy Fund II	5.4%
Guggenheim Strategy Fund I	5.4%
Total	25.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	19.51%	(5.25%)	(5.73%)
A-Class Shares with sales charge†	13.84%	(6.17%)	(6.19%)
C-Class Shares	18.65%	(5.96%)	(6.44%)
C-Class Shares with CDSC‡	17.65%	(5.96%)	(6.44%)
H-Class Shares	19.55%	(5.24%)	(5.73%)
U.S. Dollar Index	(10.16%)	1.67%	2.30%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	March 29, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 10.8%
Guggenheim Strategy Fund II1	15,033	$375,981
Guggenheim Strategy Fund I1	15,004	375,851
Total Mutual Funds
(Cost $747,983)		751,832

	Face Amount

FEDERAL AGENCY NOTES†† - 14.4%
Federal Farm Credit Bank[2]
1.92% (U.S. Prime Rate - 2.83%) due 09/12/18[3]	$500,000	500,557
1.67% (U.S. Prime Rate - 3.08%) due 03/12/19[3]	500,000	500,046
Total Federal Farm Credit Bank		1,000,603
Total Federal Agency Notes
(Cost $999,953)		1,000,603

REPURCHASE AGREEMENTS††,4 - 59.4%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[5]	$3,118,591	$3,118,591
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[5]	1,020,487	1,020,487
Total Repurchase Agreements
(Cost $4,139,078)		4,139,078

Total Investments - 84.6%
(Cost $5,887,014)		$5,891,513
Other Assets & Liabilities, net - 15.4%		1,069,109
Total Net Assets - 100.0%		$6,960,622

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	138	Jun 2018	$12,381,360	$(4,121)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/21/18	16,564	$1,485,870	$(78)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at March 29, 2018.

See Sector Classification in Other Information section.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$—	$1,000,603	$—	$—	$1,000,603
Mutual Funds	751,832	—	—	—	—	751,832
Repurchase Agreements	—	—	4,139,078	—	—	4,139,078
Total Assets	$751,832	$—	$5,139,681	$—	$—	$5,891,513

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Index Swap Agreements	$—	$—	$—	$78	$—	$78
Currency Futures Contracts	—	4,121	—	—	—	4,121
Total Liabilities	$—	$4,121	$—	$78	$—	$4,199

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$250,891	$225,000	$(100,000)	$—	$(40)	$375,851	15,004	$7,938	$143
Guggenheim Strategy Fund II	250,840	225,000	(100,000)	—	141	375,981	15,033	8,912	201
	$501,731	$450,000	$(200,000)	$—	$101	$751,832		$16,850	$344

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $999,953)	$1,000,603
Investments in affiliated issuers, at value (cost $747,983)	751,832
Repurchase agreements, at value (cost $4,139,078)	4,139,078
Segregated cash with broker	194,700
Receivables:
Fund shares sold	919,205
Dividends	1,607
Interest	1,540
Swap settlement	1,382
Total assets	7,009,947

Liabilities:
Unrealized depreciation on swap agreements	78
Payable for:
Fund shares redeemed	38,486
Management fees	4,344
Distribution and service fees	1,457
Transfer agent and administrative fees	1,207
Portfolio accounting fees	482
Variation margin	194
Trustees’ fees*	136
Miscellaneous	2,941
Total liabilities	49,325
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,960,622

Net assets consist of:
Paid in capital	$19,987,366
Accumulated net investment loss	(2,215)
Accumulated net realized loss on investments	(13,024,829)
Net unrealized appreciation on investments	300
Net assets	$6,960,622

A-Class:
Net assets	$3,306,283
Capital shares outstanding	42,569
Net asset value per share	$77.67
Maximum offering price per share (Net asset value divided by 95.25%)	$81.54

C-Class:
Net assets	$387,634
Capital shares outstanding	5,565
Net asset value per share	$69.66

H-Class:
Net assets	$3,266,705
Capital shares outstanding	42,099
Net asset value per share	$77.60

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of affiliated issuers	$16,850
Interest	47,864
Total investment income	64,714

Expenses:
Management fees	47,239
Distribution and service fees:
A-Class	3,062
C-Class	5,103
H-Class	8,784
Transfer agent and administrative fees	13,122
Portfolio accounting fees	5,249
Custodian fees	697
Trustees’ fees*	435
Miscellaneous	10,446
Total expenses	94,137
Net investment loss	(29,423)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Distributions received from affiliated investment company shares	344
Swap agreements	160,159
Futures contracts	820,819
Net realized gain	981,322
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	219
Investments in affiliated issuers	101
Swap agreements	(16,048)
Futures contracts	(85,156)
Net change in unrealized appreciation (depreciation)	(100,884)
Net realized and unrealized gain	880,438
Net increase in net assets resulting from operations	$851,015

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(29,423)	$(67,934)
Net realized gain (loss) on investments	981,322	(1,547,174)
Net change in unrealized appreciation (depreciation) on investments	(100,884)	(161,375)
Net increase (decrease) in net assets resulting from operations	851,015	(1,776,483)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,633,126	6,990,845
C-Class	120,215	1,177,429
H-Class	29,530,367	66,296,972
Cost of shares redeemed
A-Class	(5,810,370)	(7,813,379)
C-Class	(518,246)	(919,788)
H-Class	(31,932,971)	(63,362,959)
Net increase from capital share transactions	22,121	2,369,120
Net increase in net assets	873,136	592,637

Net assets:
Beginning of year	6,087,486	5,494,849
End of year	$6,960,622	$6,087,486
Accumulated net investment loss at end of year	$(2,215)	$(10,550)

Capital share activity:
Shares sold
A-Class	118,383	100,872 *
C-Class	1,843	18,572 *
H-Class	408,621	917,915 *
Shares redeemed
A-Class	(80,804)	(113,327)*
C-Class	(8,115)	(14,545)*
H-Class	(444,593)	(888,300)*
Net increase (decrease) in shares	(4,665)	21,187 *

*	Capital share activity for the period presented through March 31, 2017 has been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$64.99	$75.31	$70.69	$107.17	$101.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.80)	(.84)	(1.20)	(1.80)
Net gain (loss) on investments (realized and unrealized)	13.03	(9.52)	5.46	(35.28)	7.25
Total from investment operations	12.68	(10.32)	4.62	(36.48)	5.45
Net asset value, end of period	$77.67	$64.99	$75.31	$70.69	$107.17

Total Return[b]	19.51%	(13.69%)	6.54%	(34.04%)	5.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,306	$324	$1,314	$508	$1,129
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(1.13%)	(1.13%)	(1.23%)	(1.73%)
Total expenses[c]	1.72%	1.72%	1.70%	1.70%	1.75%
Portfolio turnover rate	28%	77%	699%	219%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$58.72	$68.57	$64.88	$99.08	$94.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(1.19)	(1.20)	(1.74)	(2.40)
Net gain (loss) on investments (realized and unrealized)	11.74	(8.66)	4.89	(32.46)	6.72
Total from investment operations	10.94	(9.85)	3.69	(34.20)	4.32
Net asset value, end of period	$69.66	$58.72	$68.57	$64.88	$99.08

Total Return[b]	18.65%	(14.39%)	5.74%	(34.52%)	4.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$388	$695	$536	$163	$821
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.88%)	(1.81%)	(1.94%)	(2.49%)
Total expenses[c]	2.47%	2.47%	2.45%	2.46%	2.52%
Portfolio turnover rate	28%	77%	699%	219%	—

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$64.92	$75.23	$70.59	$106.99	$101.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.85)	(.78)	(1.14)	(1.80)
Net gain (loss) on investments (realized and unrealized)	13.04	(9.46)	5.42	(35.26)	7.21
Total from investment operations	12.68	(10.31)	4.64	(36.40)	5.41
Net asset value, end of period	$77.60	$64.92	$75.23	$70.59	$106.99

Total Return[b]	19.55%	(13.73%)	6.54%	(33.99%)	5.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,267	$5,068	$3,645	$3,651	$5,449
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(1.19%)	(1.04%)	(1.20%)	(1.74%)
Total expenses[c]	1.72%	1.71%	1.70%	1.70%	1.76%
Portfolio turnover rate	28%	77%	699%	219%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c] [d]

Does not include expenses of the underlying funds in which the Fund invests.

Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 29, 2018, the Trust consisted of fifty-three funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company. Only Investor Class, A-Class, C-Class, and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

March 29, 2018 represents the last day during the Funds’ annual period on which the New York Stock Exchange (“NYSE “) was open for trading. The Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ NAV calculations used for shareholder transactions.

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds

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NOTES TO FINANCIAL STATEMENTS (continued)

and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 29, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.68% at March 29, 2018.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

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Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$14,413,698	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	42,703,144	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	16,103,780	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	9,090,933

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are presented on a multi-lateral or other trade facility platform such as a registered exchange. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$3,409,093	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,459,045

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 29, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 29, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at March 29, 2018
Japan 2x Strategy Fund	$399,936	$—	$—	$399,936
Strengthening Dollar 2x Strategy Fund	—	11,134	3,148	14,282

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at March 29, 2018
Europe 1.25x Strategy Fund	$16,155	$6,093	$—	$22,248
Japan 2x Strategy Fund	—	14,369	—	14,369
Weakening Dollar 2x Strategy Fund	—	4,121	78	4,199

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 29, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 29, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$128,455	$1,660,153	$—	$1,788,608
Japan 2x Strategy Fund	(2,623,731)	1,135,093	—	(1,488,638)
Strengthening Dollar 2x Strategy Fund	—	(1,913,086)	(456,073)	(2,369,159)
Weakening Dollar 2x Strategy Fund	—	820,819	160,159	980,978

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(83,204)	$32,155	$—	$(51,049)
Japan 2x Strategy Fund	500,677	(202,558)	—	298,119
Strengthening Dollar 2x Strategy Fund	—	228,313	73,938	302,251
Weakening Dollar 2x Strategy Fund	—	(85,156)	(16,048)	(101,204)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$3,148	$—	$3,148	$—	$—	$3,148

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$78	$—	$78	$78	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of March 29, 2018. The derivatives tables following the Schedules of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs Group	Futures contracts	$62,573	$—
Japan 2x Strategy Fund	Goldman Sachs Group	Futures contracts	252,074	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs Group	Futures contracts	194,700	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 29, 2018, GFD retained sales charges of $173,191 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 29, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
1.80%			1.38% - 2.75%
Due 04/02/18	$208,198,841	$208,240,481	04/15/20 - 05/15/25	$208,076,600	$207,119,552
			U.S. TIP Notes
			0.13%
			04/15/20	4,654,400	4,908,055
			U.S. Treasury Bonds
			3.00% - 8.00%
			11/15/21/- 05/15/45	329,500	335,239
				$213,060,500	$212,362,846

Bank of America Merrill Lynch			U.S. Treasury Notes
1.78%			1.63%
Due 04/02/18	68,128,219	68,141,693	06/30/20 - 07/31/20	70,403,800	69,490,837

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 29, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$167,604	$(167,604)	$—	$171,678	$—	$171,678
S&P MidCap 400® Pure Growth Fund	1,015,349	(1,015,349)	—	1,030,698	—	1,030,698
S&P MidCap 400® Pure Value Fund	68,722	(68,722)	—	70,915	—	70,915
S&P SmallCap 600® Pure Growth Fund	744,068	(744,068)	—	753,570	—	753,570
S&P SmallCap 600® Pure Value Fund	369,098	(369,098)	—	384,392	—	384,392
Europe 1.25x Strategy Fund	130,916	(130,916)	—	134,876	—	134,876

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
S&P 500® Pure Growth Fund	$1,759,014	$6,261,553	$—	$8,020,567
S&P 500® Pure Value Fund	494,345	716,614	—	1,210,959
S&P MidCap 400® Pure Growth Fund	881,254	6,065,108	—	6,946,362
S&P MidCap 400® Pure Value Fund	606,340	—	—	606,340
S&P SmallCap 600® Pure Growth Fund	—	766,542	—	766,542
Europe 1.25x Strategy Fund	24,118	—	—	24,118
Japan 2x Strategy Fund	—	161,451	—	161,451

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
S&P 500® Pure Growth Fund	$—	$37,270	$—	$37,270
S&P 500® Pure Value Fund	792,718	—	—	792,718
S&P MidCap 400® Pure Growth Fund	—	1,725,925	—	1,725,925
S&P MidCap 400® Pure Value Fund	52,548	—	—	52,548
Europe 1.25x Strategy Fund	35,360	—	—	35,360

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 29, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
S&P 500® Pure Growth Fund	$5,662,742	$—	$22,346,506	$—	$—	$28,009,248
S&P 500® Pure Value Fund	3,644,382	—	5,920,588	—	—	9,564,970
S&P MidCap 400® Pure Growth Fund	4,944,925	1,631,068	9,483,801	—	—	16,059,794
S&P MidCap 400® Pure Value Fund	286,553	—	(698,194)	—	—	(411,641)
S&P SmallCap 600® Pure Growth Fund	—	698,710	1,687,150	(31,604)	—	2,354,256
S&P SmallCap 600® Pure Value Fund	—	—	(261,941)	(25,507,689)	—	(25,769,630)
Europe 1.25x Strategy Fund	155,680	—	63,464	(1,032,838)	—	(813,694)
Japan 2x Strategy Fund	—	—	1,315	(1,757,217)	—	(1,755,902)
Strengthening Dollar 2x Strategy Fund	—	—	14,644	(21,412,529)	—	(21,397,885)
Weakening Dollar 2x Strategy Fund	—	—	4,161	(13,030,905)	—	(13,026,744)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 29, 2018, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P SmallCap 600® Pure Value Fund	$(19,913,891)	$(4,469,429)	$(1,102,519)	$(25,485,839)
Europe 1.25x Strategy Fund	(1,032,838)	—	—	(1,032,838)
Strengthening Dollar 2x Strategy Fund	—	(8,620,237)	(12,789,299)	(21,409,536)
Weakening Dollar 2x Strategy Fund	(3,988,430)	(3,630,638)	(5,409,622)	(13,028,690)

For the year ended March 29, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Europe 1.25x Strategy Fund	$—	$2,479,313	$2,479,313
Japan 2x Strategy Fund	—	403,585	403,585
Weakening Dollar 2x Strategy Fund	—	880,117	880,117

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, the “mark-to-market” of certain derivatives, and qualified late-year losses. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 29, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
S&P 500® Pure Growth Fund	$9,281,470	$1,195,331	$(10,476,801)
S&P 500® Pure Value Fund	4,993,642	—	(4,993,642)
S&P MidCap 400® Pure Growth Fund	5,165,517	1,046,214	(6,211,731)
S&P MidCap 400® Pure Value Fund	2,450,477	—	(2,450,477)
S&P SmallCap 600® Pure Growth Fund	499,604	222,137	(721,741)
S&P SmallCap 600® Pure Value Fund	(93,133)	93,133	—
Europe 1.25x Strategy Fund	13	13,228	(13,241)
Japan 2x Strategy Fund	(10,698)	12,780	(2,082)
Strengthening Dollar 2x Strategy Fund	(135,614)	135,614	—
Weakening Dollar 2x Strategy Fund	(37,758)	37,758	—

At March 29, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
S&P 500® Pure Growth Fund	$117,691,056	$24,674,920	$(2,328,414)	$22,346,506
S&P 500® Pure Value Fund	63,896,112	7,228,525	(1,307,937)	5,920,588
S&P MidCap 400® Pure Growth Fund	90,918,032	13,006,481	(3,522,680)	9,483,801
S&P MidCap 400® Pure Value Fund	11,592,221	—	(698,194)	(698,194)
S&P SmallCap 600® Pure Growth Fund	18,814,585	2,161,427	(474,277)	1,687,150
S&P SmallCap 600® Pure Value Fund	10,512,419	337,681	(599,622)	(261,941)
Europe 1.25x Strategy Fund	4,681,062	83,108	(19,647)	63,461
Japan 2x Strategy Fund	5,294,823	29,056	(27,741)	1,315
Strengthening Dollar 2x Strategy Fund	10,504,282	16,222	(1,578)	14,644
Weakening Dollar 2x Strategy Fund	5,887,353	4,161	—	4,161

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 29, 2018, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2018:

Fund	Ordinary	Capital
S&P SmallCap 600® Pure Growth Fund	$(31,604)	$—
S&P SmallCap 600® Pure Value Fund	(21,850)	—
Japan 2x Strategy Fund	—	(1,757,217)
Strengthening Dollar 2x Strategy Fund	(2,992)	—
Weakening Dollar 2x Strategy Fund	(2,214)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 29, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$295,258,294	$285,608,311
S&P 500® Pure Value Fund	190,243,672	194,236,869
S&P MidCap 400® Pure Growth Fund	168,455,388	194,420,837
S&P MidCap 400® Pure Value Fund	129,856,473	147,707,030
S&P SmallCap 600® Pure Growth Fund	127,648,182	145,626,866
S&P SmallCap 600® Pure Value Fund	245,706,231	257,663,335
Europe 1.25x Strategy Fund	47,328,831	49,613,848
Japan 2x Strategy Fund	1,400,000	300,000
Strengthening Dollar 2x Strategy Fund	—	2,600,000
Weakening Dollar 2x Strategy Fund	450,000	200,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 29, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
S&P 500® Pure Growth Fund	$47,978,134	$43,338,038	$3,498,919
S&P 500® Pure Value Fund	21,471,059	36,969,572	3,837,801
S&P MidCap 400® Pure Growth Fund	14,682,247	14,289,266	1,686,410
S&P MidCap 400® Pure Value Fund	7,761,807	10,648,480	1,463,636
S&P SmallCap 600® Pure Growth Fund	5,436,197	8,225,625	580,553
S&P SmallCap 600® Pure Value Fund	3,291,777	6,878,273	180,631
Europe 1.25x Strategy Fund	3,066,326	7,247,349	226,537

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.26% for the period ended March 29, 2018. The Funds did not have any borrowings outstanding under this agreement at March 29, 2018.

The average daily balances borrowed for the period ended March 29, 2018, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$1,394
S&P 500® Pure Value Fund	2,387
S&P MidCap 400® Pure Growth Fund	4,247
S&P MidCap 400® Pure Value Fund	5,940
S&P SmallCap 600® Pure Growth Fund	6,326
S&P SmallCap 600® Pure Value Fund	9,808
Europe 1.25x Strategy Fund	6,310

108 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. The court has not yet ruled on the motion.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The District Court has not yet ruled on that request.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

110 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 29, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 29, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 29, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Europe 1.25x Strategy Fund intends to designate $18,756 of foreign tax withholding on foreign source income of $342,690.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 29, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 29, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® Pure Growth Fund	11.19%	10.65%	0.00%	100.00%
S&P 500® Pure Value Fund	42.29%	42.58%	0.00%	100.00%
S&P MidCap 400® Pure Growth Fund	11.12%	10.96%	0.00%	100.00%
S&P MidCap 400® Pure Value Fund	10.48%	11.18%	0.00%	100.00%
S&P SmallCap 600® Pure Growth Fund	0.00%	0.00%	0.00%	0.00%
Europe 1.25x Strategy Fund	100.00%	0.00%	0.00%	0.00%
Japan 2x Strategy Fund	0.00%	0.00%	0.00%	0.00%

With respect to the taxable year ended March 29, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$6,261,553	$8,200,610
S&P 500® Pure Value Fund	716,614	3,438,992
S&P MidCap 400® Pure Growth Fund	6,065,108	6,796,585
S&P MidCap 400® Pure Value Fund	—	991,244
S&P SmallCap 600® Pure Growth Fund	766,542	721,741
Japan 2x Strategy Fund	161,451	2,082

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

112 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee; and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; and Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; and Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES - concluded
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Nominating and Governance Committee from 2007 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee (February 2018-present); and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	158	None.

THE RYDEX FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

116 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
****	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.

THE RYDEX FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●	We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

118 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●	Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

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The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

120 | THE RYDEX FUNDS ANNUAL REPORT

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3.29.2018

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

GuggenheimInvestments.com	ROTC-ANN-2-0318x0319

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	47
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	55

THE RYDEX FUNDS ANNUAL REPORT | 1

March 29, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for NASDAQ-100® Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the 12-month period ended March 29, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 29, 2018

As we enter the ninth year of the current expansion, one of the most important new developments to evaluate is the impact of the corporate tax cuts passed into law at the end of 2017. Guggenheim’s concern is that the substantial late-cycle fiscal easing in the pipeline will prompt more restrictive monetary policy, which increases the risk that the economy will experience a boom-bust cycle that ends in a recession.

With the unemployment rate at 4.1% and core inflation rising, fiscal policy should be leaning against the economy to prevent overheating, not providing further stimulus. Faster wage growth, rising core inflation, and an unsustainably low unemployment rate underpin our longstanding view that the U.S. Federal Reserve (the “Fed”) will raise interest rates four times in 2018. Fed funds futures show the market is now pricing in nearly three rate hikes for 2018, up from two at the beginning of the year, which contributed to a pickup in first-quarter market volatility. Tighter fiscal and monetary policy, along with rising policy uncertainty ahead of the 2018 mid-terms and 2020 presidential election, could prove to be too much for an overextended economy to bear.

Further complicating the story is the risk of a global trade war sparked by protectionist actions taken by the Trump administration. We now have new steel and aluminum tariffs in place that are likely to have some modest inflationary impact while hurting almost 20% of U.S. corporates, according to our estimates. We expect more protectionist trade and investment policies in place by year end.

Over the 12 months ended March 29, 2018, the bear flattening (the condition in which short-term rates rise faster than long-term rates) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly and front end of the curve. The 2-year Treasury ended the period at 2.27%, up 102 basis points from a year ago, while the 10-year finished the period at 2.74%, up 35 basis points from a year ago. The 2-year-10 year curve, which started the period at 113 basis points, finished at 47 basis points.

For the 12 months ended March 29, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.99%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 25.37%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 1.20% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.78%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 29, 2018

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2017 and ending March 29, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning September 30, 2017 and ending March 31, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.26%	9.90%	$ 1,000.00	$ 1,099.00	$ 6.52
A-Class	1.51%	9.77%	1,000.00	1,097.70	7.81
C-Class	2.26%	9.32%	1,000.00	1,093.20	11.66
H-Class	1.51%	9.77%	1,000.00	1,097.70	7.81

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
NASDAQ-100® Fund
Investor Class	1.26%	5.00%	$ 1,000.00	$ 1,018.65	$ 6.34
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]	Expenses in table 1 are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2017 to March 29, 2018.
[4]	Expenses in table 2 are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2017 to March 31, 2018.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 29, 2018, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The NASDAQ-100® Fund Investor Class returned 20.76%, while the NASDAQ-100® Index returned 22.38% over the same period.

The Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. The Consumer Staples was the only sector to detract from the performance of the underlying index. The Industrials sector contributed the least.

Amazon.com, Inc., Microsoft Corp., and Apple, Inc. were the holdings contributing the most to the performance of the underlying index for the year. Kraft Heinz Co., Celgene Corp., and Walgreens Boots Alliance, Inc. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 29, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.6%
Microsoft Corp.	8.8%
Amazon.com, Inc.	8.7%
Facebook, Inc. — Class A	4.8%
Alphabet, Inc. — Class C	4.5%
Alphabet, Inc. — Class A	3.9%
Intel Corp.	3.0%
Cisco Systems, Inc.	2.6%
Comcast Corp. — Class A	2.0%
NVIDIA Corp.	1.7%
Top Ten Total	50.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 29, 2018

Cumulative Fund Performance*

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
Investor Class Shares	20.76%	18.46%	13.76%
A-Class Shares	20.44%	18.14%	13.45%
A-Class Shares with sales charge‡	14.73%	16.99%	12.89%
C-Class Shares	19.57%	17.28%	12.64%
C-Class Shares with CDSC§	18.57%	17.28%	12.64%
NASDAQ-100 Index	22.38%	19.97%	15.18%
		1 Year	Since Inception (09/18/14)
H-Class Shares		20.49%	13.92%
NASDAQ-100 Index		22.38%	15.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 29, 2018
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 93.5%

Technology - 38.0%
Apple, Inc.	712,725	$119,581,000
Microsoft Corp.	1,081,559	98,713,890
Intel Corp.	655,695	34,148,596
NVIDIA Corp.	84,982	19,680,982
Adobe Systems, Inc.*	69,050	14,920,324
Texas Instruments, Inc.	138,189	14,356,455
Broadcom Ltd.	57,659	13,587,343
QUALCOMM, Inc.	207,941	11,522,011
Micron Technology, Inc.*	162,423	8,468,735
Applied Materials, Inc.	147,586	8,207,258
Activision Blizzard, Inc.	106,562	7,188,672
Cognizant Technology Solutions Corp. — Class A	82,601	6,649,381
Intuit, Inc.	35,974	6,236,093
Electronic Arts, Inc.*	43,084	5,223,504
Analog Devices, Inc.	51,944	4,733,657
Lam Research Corp.	22,889	4,650,129
Fiserv, Inc.*	58,043	4,139,046
Autodesk, Inc.*	30,940	3,885,445
Western Digital Corp.	41,797	3,856,609
Paychex, Inc.	50,453	3,107,400
Microchip Technology, Inc.	32,917	3,007,297
NetEase, Inc. ADR	10,549	2,957,834
Cerner Corp.*	46,719	2,709,702
Xilinx, Inc.	35,792	2,585,614
Skyworks Solutions, Inc.	25,632	2,569,864
Workday, Inc. — Class A*	19,244	2,446,105
KLA-Tencor Corp.	22,000	2,398,220
Maxim Integrated Products, Inc.	39,501	2,378,750
Seagate Technology plc	40,009	2,341,327
Check Point Software Technologies Ltd.*	22,958	2,280,648
ASML Holding N.V. — Class G1	10,381	2,061,251
CA, Inc.	58,563	1,985,286
Citrix Systems, Inc.*	19,124	1,774,707
Synopsys, Inc.*	20,891	1,738,967
Take-Two Interactive Software, Inc.*	16,069	1,571,227
Cadence Design Systems, Inc.*	39,732	1,460,946
Total Technology		429,124,275

Communications - 35.2%
Amazon.com, Inc.*	68,001	98,420,567
Facebook, Inc. — Class A*	336,546	53,776,685
Alphabet, Inc. — Class C*	49,141	50,703,192
Alphabet, Inc. — Class A*	41,928	43,485,206
Cisco Systems, Inc.	676,696	29,023,491
Comcast Corp. — Class A	651,068	22,246,994
Netflix, Inc.*	60,955	18,003,059
Booking Holdings, Inc.*	6,783	14,111,285
Charter Communications, Inc. — Class A*	33,501	10,426,181
Baidu, Inc. ADR*	39,433	8,801,051
T-Mobile US, Inc.*	120,018	7,325,899
eBay, Inc.*	142,163	5,720,639
Twenty-First Century Fox, Inc. — Class A	148,052	5,432,028
JD.com, Inc. ADR*	129,548	5,245,399
Twenty-First Century Fox, Inc. — Class B	112,165	4,079,441
Sirius XM Holdings, Inc.[1]	630,953	3,937,147
Ctrip.com International Ltd. ADR*	64,920	3,026,571
Liberty Global plc — Class C*	81,249	2,472,407
Symantec Corp.	87,304	2,256,809
MercadoLibre, Inc.	6,202	2,210,331
Expedia Group, Inc.	19,529	2,156,197
Vodafone Group plc ADR	66,719	1,856,123
DISH Network Corp. — Class A*	32,032	1,213,692
Liberty Global plc — Class A*	30,864	966,352
Total Communications		396,896,746

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NASDAQ-100® FUND

	Shares	Value

Consumer, Non-cyclical - 13.1%
Amgen, Inc.	101,214	$17,254,963
Gilead Sciences, Inc.	184,005	13,872,137
PayPal Holdings, Inc.*	168,582	12,790,316
Kraft Heinz Co.	171,200	10,664,048
Celgene Corp.*	105,654	9,425,393
Mondelez International, Inc. — Class A	208,919	8,718,190
Biogen, Inc.*	29,717	8,137,109
Automatic Data Processing, Inc.	62,264	7,065,719
Intuitive Surgical, Inc.*	15,774	6,511,980
Vertex Pharmaceuticals, Inc.*	35,663	5,812,356
Express Scripts Holding Co.*	79,270	5,475,971
Regeneron Pharmaceuticals, Inc.*	14,859	5,116,845
Illumina, Inc.*	20,648	4,881,600
Monster Beverage Corp.*	79,217	4,532,005
Alexion Pharmaceuticals, Inc.*	31,138	3,470,642
Mylan N.V.*	75,351	3,102,201
Align Technology, Inc.*	11,256	2,826,719
Cintas Corp.	14,958	2,551,536
Incyte Corp.*	29,731	2,477,484
Verisk Analytics, Inc. — Class A*	23,180	2,410,720
IDEXX Laboratories, Inc.*	12,238	2,342,231
BioMarin Pharmaceutical, Inc.*	24,732	2,005,023
Dentsply Sirona, Inc.	32,263	1,623,152
Shire plc ADR	9,842	1,470,296
Hologic, Inc.*	38,843	1,451,174
Henry Schein, Inc.*	21,589	1,450,997
Total Consumer, Non-cyclical		147,440,807

Consumer, Cyclical - 6.4%
Costco Wholesale Corp.	61,679	11,622,174
Starbucks Corp.	197,439	11,429,744
Walgreens Boots Alliance, Inc.	139,155	9,110,478
Marriott International, Inc. — Class A	50,208	6,827,284
Tesla, Inc.*,1	23,727	6,314,467
Ross Stores, Inc.	53,678	4,185,810
American Airlines Group, Inc.	66,460	3,453,261
PACCAR, Inc.	49,442	3,271,577
Dollar Tree, Inc.*	33,304	3,160,549
O’Reilly Automotive, Inc.*	11,752	2,907,210
Wynn Resorts Ltd.	14,470	2,638,749
Fastenal Co.	40,404	2,205,654
Ulta Beauty, Inc.*	8,567	1,749,981
Liberty Interactive Corporation QVC Group — Class A*	63,116	1,588,630
Hasbro, Inc.	17,442	1,470,361
Total Consumer, Cyclical		71,935,929

Industrial - 0.8%
CSX Corp.	124,627	6,942,970
J.B. Hunt Transport Services, Inc.	15,417	1,806,102
Total Industrial		8,749,072

Total Common Stocks
(Cost $583,046,124)		1,054,146,829

MUTUAL FUNDS† - 3.0%
Guggenheim Strategy Fund II2	535,552	13,394,166
Guggenheim Strategy Fund I2	479,259	12,005,436
Guggenheim Strategy Fund III[2]	319,831	8,005,357
Total Mutual Funds
(Cost $33,328,710)		33,404,959

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NASDAQ-100® FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 1.7%
Federal Home Loan Bank[3]
1.50% due 10/26/22[4]	$14,500,000	$14,484,137
Federal Farm Credit Bank[3]
1.68% (U.S. Prime Rate - 3.07%) due 02/20/19[5]	5,000,000	4,998,668
Total Federal Agency Notes
(Cost $19,493,043)		19,482,805

FEDERAL AGENCY DISCOUNT NOTES†† - 1.3%
Federal Home Loan Bank[3]
1.55% due 04/04/18[6,7]	15,000,000	14,998,063
Total Federal Agency Discount Notes
(Cost $14,998,063)		14,998,063

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
1.61% due 05/31/18[6,7,8]	2,000,000	1,994,532
1.31% due 04/19/18[6,7,9]	750,000	749,421
Total U.S. Treasury Bills
(Cost $2,744,066)		2,743,953

REPURCHASE AGREEMENTS††,10 - 0.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[8]	4,258,437	4,258,437
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[8]	1,393,474	1,393,474
Total Repurchase Agreements
(Cost $5,651,911)		5,651,911

	Shares

SECURITIES LENDING COLLATERAL†,11 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[12]	8,248,490	8,248,490
Total Securities Lending Collateral
(Cost $8,248,490)		8,248,490

Total Investments - 100.9%
(Cost $667,510,407)		$1,138,677,010
Other Assets & Liabilities, net - (0.9)%		(10,643,161)
Total Net Assets - 100.0%		$1,128,033,849

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	367	Jun 2018	$48,339,405	$(349,935)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.24%	At Maturity	04/30/18	1,585	$10,429,674	$190,676
BNP Paribas	NASDAQ-100 Index	2.39%	At Maturity	04/30/18	2,084	13,716,960	119,710
Goldman Sachs International	NASDAQ-100 Index	2.34%	At Maturity	04/27/18	352	2,319,418	(36,872)
						$26,466,052	$273,514

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 6.
[2]	Affiliated issuer.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Variable rate security. Rate indicated is the rate effective at March 29, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[9]	All or a portion of this security is pledged as futures collateral at March 29, 2018.
[10]	Repurchase Agreements — See Note 5.
[11]	Securities lending collateral — See Note 6.
[12]	Rate indicated is the 7 day yield as of March 29, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
NASDAQ-100® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,054,146,829	$—	$—	$—	$—	$1,054,146,829
Equity Index Swap Agreements	—	—	—	310,386	—	310,386
Federal Agency Discount Notes	—	—	14,998,063	—	—	14,998,063
Federal Agency Notes	—	—	19,482,805	—	—	19,482,805
Mutual Funds	33,404,959	—	—	—	—	33,404,959
Repurchase Agreements	—	—	5,651,911	—	—	5,651,911
Securities Lending Collateral	8,248,490	—	—	—	—	8,248,490
U.S. Treasury Bills	—	—	2,743,953	—	—	2,743,953
Total Assets	$1,095,800,278	$—	$42,876,732	$310,386	$—	$1,138,987,396

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$349,935	$—	$—	$—	$349,935
Equity Index Swap Agreements	—	—	—	36,872	—	36,872
Total Liabilities	$—	$349,935	$—	$36,872	$—	$386,807

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 03/29/18
Mutual Funds
Guggenheim Strategy Fund I	$12,527,345	$12,475,000	$(13,000,000)	$112,390	$(109,299)	$12,005,436
Guggenheim Strategy Fund II	11,992,159	5,400,000	(4,000,000)	23,487	(21,480)	13,394,166
Guggenheim Strategy Fund III	—	8,000,000	—	—	5,357	8,005,357
	$24,519,504	$25,875,000	$(17,000,000)	$135,877	$(125,422)	$33,404,959

Security Name	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	479,259	$250,645	$3,610
Guggenheim Strategy Fund II	535,552	305,333	7,157
Guggenheim Strategy Fund III	319,831	184,185	1,952
		$740,163	$12,719

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $8,105,145 of securities loaned (cost $628,529,786)	$1,099,620,140
Investments in affiliated issuers, at value (cost $33,328,710)	33,404,959
Repurchase agreements, at value (cost $5,651,911)	5,651,911
Cash	122,467
Segregated cash with broker	2,251,305
Unrealized appreciation on swap agreements	310,386
Receivables:
Fund shares sold	1,436,101
Variation margin	796,390
Dividends	288,877
Interest	48,373
Securities lending income	14,039
Total assets	1,143,944,948

Liabilities:
Unrealized depreciation on swap agreements	36,872
Payable for:
Return of securities loaned	8,248,490
Fund shares redeemed	4,585,250
Securities purchased	1,389,918
Management fees	744,057
Transfer agent and administrative fees	248,019
Distribution and service fees	99,187
Portfolio accounting fees	58,427
Swap settlement	55,736
Trustees’ Fees*	31,948
Miscellaneous	413,195
Total liabilities	15,911,099
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,128,033,849

Net assets consist of:
Paid in capital	$678,925,803
Undistributed net investment income	—
Accumulated net realized gain on investments	(21,982,136)
Net unrealized appreciation on investments	471,090,182
Net assets	$1,128,033,849

Investor Class:
Net assets	$926,145,576
Capital shares outstanding	26,503,747
Net asset value per share	$34.94

A-Class:
Net assets	$52,257,114
Capital shares outstanding	1,621,659
Net asset value per share	$32.22
Maximum offering price per share (Net asset value divided by 95.25%)	$33.83

C-Class:
Net assets	$85,148,551
Capital shares outstanding	3,010,268
Net asset value per share	$28.29

H-Class:
Net assets	$64,482,608
Capital shares outstanding	2,001,510
Net asset value per share	$32.22

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $4,139)	$10,086,918
Dividends from securities of affiliated issuers	740,163
Interest	1,296,374
Income from securities lending, net	86,797
Total investment income	12,210,252

Expenses:
Management fees	8,055,096
Distribution and service fees:
A-Class	163,599
C-Class	749,193
H-Class	157,233
Transfer agent and administrative fees	2,685,032
Registration fees	745,801
Portfolio accounting fees	659,708
Custodian fees	145,882
Trustees’ fees*	83,787
Line of credit fees	5,802
Miscellaneous	1,347,657
Total expenses	14,798,790
Net investment loss	(2,588,538)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$7,868,602
Investments in affiliated issuers	135,877
Distributions received from affiliated investment company shares	12,719
Swap agreements	23,331,834
Futures contracts	6,283,590
Net realized gain	37,632,622
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	159,770,623
Investments in affiliated issuers	(125,422)
Swap agreements	(133,084)
Futures contracts	(629,469)
Net change in unrealized appreciation (depreciation)	158,882,648
Net realized and unrealized gain	196,515,270
Net increase in net assets resulting from operations	$193,926,732

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,588,538)	$(2,577,210)
Net realized gain on investments	37,632,622	119,120,680
Net change in unrealized appreciation (depreciation) on investments	158,882,648	29,744,202
Net increase in net assets resulting from operations	193,926,732	146,287,672

Distributions to shareholders from:
Net realized gains
Investor Class	(51,135,549)	(11,493,337)
A-Class	(3,584,219)	(1,213,212)
C-Class	(5,409,644)	(908,738)
H-Class	(4,497,933)	(730,868)
Total distributions to shareholders	(64,627,345)	(14,346,155)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,026,173,673	730,466,228
A-Class	49,828,779	379,758,963
C-Class	33,535,792	26,908,652
H-Class	190,051,639	149,256,328
Distributions reinvested
Investor Class	49,672,778	11,102,330
A-Class	3,161,511	1,121,838
C-Class	5,217,152	870,733
H-Class	4,487,850	730,637
Cost of shares redeemed
Investor Class	(1,015,594,366)	(761,641,400)
A-Class	(73,101,898)	(386,462,077)
C-Class	(19,465,715)	(15,520,363)
H-Class	(191,116,347)	(272,703,570)
Net increase (decrease) from capital share transactions	62,850,848	(136,111,701)
Net increase (decrease) in net assets	192,150,235	(4,170,184)

Net assets:
Beginning of year	935,883,614	940,053,798
End of year	$1,128,033,849	$935,883,614
Undistributed net investment income at end of year	$—	$—

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 29, 2018	Year Ended March 31, 2017
Capital share activity:
Shares sold
Investor Class	30,480,847	26,388,585
A-Class	1,631,788	15,502,252
C-Class	1,210,458	1,153,374
H-Class	6,089,659	5,959,584
Shares issued from reinvestment of distributions
Investor Class	1,462,254	407,126
A-Class	100,846	44,254
C-Class	189,148	38,409
H-Class	143,199	28,833
Shares redeemed
Investor Class	(30,230,910)	(27,904,023)
A-Class	(2,332,978)	(15,841,438)
C-Class	(697,595)	(682,673)
H-Class	(6,107,454)	(11,346,835)
Net increase (decrease) in shares	1,939,262	(6,252,552)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$30.68	$25.75	$25.38	$21.38	$18.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.06)	(.05)	(.01)	.02
Net gain (loss) on investments (realized and unrealized)	6.35	5.47	.96	4.39	5.01
Total from investment operations	6.30	5.41	.91	4.38	5.03
Less distributions from:
Net realized gains	(2.04)	(.48)	(.54)	(.38)	(2.03)
Total distributions	(2.04)	(.48)	(.54)	(.38)	(2.03)
Net asset value, end of period	$34.94	$30.68	$25.75	$25.38	$21.38

Total Return[b]	20.76%	21.21%	3.49%	20.53%	27.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$926,146	$760,485	$667,018	$769,257	$632,598
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.21%)	(0.19%)	(0.05%)	0.10%
Total expenses[c]	1.28%	1.29%	1.25%	1.26%	1.29%
Portfolio turnover rate	48%	72%	228%	267%	141%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$28.49	$24.04	$23.78	$20.10	$17.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.13)	(.10)	(.06)	(.03)
Net gain (loss) on investments (realized and unrealized)	5.89	5.06	.90	4.12	4.74
Total from investment operations	5.77	4.93	.80	4.06	4.71
Less distributions from:
Net realized gains	(2.04)	(.48)	(.54)	(.38)	(2.03)
Total distributions	(2.04)	(.48)	(.54)	(.38)	(2.03)
Net asset value, end of period	$32.22	$28.49	$24.04	$23.78	$20.10

Total Return[b]	20.44%	20.76%	3.26%	20.24%	27.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,257	$63,311	$60,499	$70,821	$21,751
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.51%)	(0.42%)	(0.29%)	(0.14%)
Total expenses[c]	1.53%	1.53%	1.51%	1.50%	1.54%
Portfolio turnover rate	48%	72%	228%	267%	141%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$25.41	$21.62	$21.60	$18.42	$16.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.28)	(.26)	(.21)	(.16)
Net gain (loss) on investments (realized and unrealized)	5.24	4.55	.82	3.77	4.39
Total from investment operations	4.92	4.27	.56	3.56	4.23
Less distributions from:
Net realized gains	(2.04)	(.48)	(.54)	(.38)	(2.03)
Total distributions	(2.04)	(.48)	(.54)	(.38)	(2.03)
Net asset value, end of period	$28.29	$25.41	$21.62	$21.60	$18.42

Total Return[b]	19.57%	19.98%	2.48%	19.37%	26.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,149	$58,647	$38,900	$32,324	$19,175
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.21%)	(1.19%)	(1.05%)	(0.89%)
Total expenses[c]	2.28%	2.28%	2.26%	2.25%	2.29%
Portfolio turnover rate	48%	72%	228%	267%	141%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$28.49	$24.00	$23.76	$22.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.14)	(.13)	.01
Net gain (loss) on investments (realized and unrealized)	5.89	5.11	.91	1.22
Total from investment operations	5.77	4.97	.78	1.23
Less distributions from:
Net realized gains	(2.04)	(.48)	(.54)	(.38)
Total distributions	(2.04)	(.48)	(.54)	(.38)
Net asset value, end of period	$32.22	$28.49	$24.00	$23.76

Total Return[b]	20.49%	20.92%	3.18%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,483	$53,441	$173,638	$12,009
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.57%)	(0.51%)	0.07%
Total expenses[c]	1.53%	1.54%	1.51%	1.47%
Portfolio turnover rate	48%	72%	228%	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operation of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 29, 2018, the Trust consisted of fifty-three funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class shares had been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

March 29, 2018 represents the last day during the Fund’s annual period on which the New York Stock Exchange (“NYSE”) was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s NAV calculations used for shareholder transactions.

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

26 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund might be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized and unrealized gain (loss) on investments. Foreign taxes payable or deferred as of March 29, 2018, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available.

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.68% at March 29, 2018.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Income, Liquidity	$25,390,270

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platforms such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Income, Liquidity	$93,263,421

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 29, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 29, 2018:

Asset Derivative Investments Value
Fund	Swaps Equity Risk	Total Value at March 29, 2018
NASDAQ-100® Fund	$310,386	$310,386

Liability Derivative Investments Value
	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 29, 2018
NASDAQ-100® Fund	$349,935	$36,872	$386,807

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 29, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 29, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
NASDAQ-100® Fund	$6,283,590	$23,331,834	$29,615,424

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
	Futures Equity Risk	Swaps Equity Risk	Total
NASDAQ-100® Fund	$(629,469)	$(133,084)	$(762,553)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypotheticated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in

34 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
NASDAQ-100® Fund	Swap Equity Contracts	$310,386	$—	$310,386	$—	$—	$310,386

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
NASDAQ-100® Fund	Swap Equity Contracts	$36,872	$—	$36,872	$36,872	$—	$—

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents deposits held by others in connection with derivative investments as of March 29, 2018. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
NASDAQ-100® Fund
Barclays Bank plc	Total Return Swap agreements	$868,246	$—
Goldman Sachs Group	Futures contracts	1,383,059	—
NASDAQ-100® Fund Total		$2,251,305	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1—	quoted prices in active markets for identical assets or liabilities.

Level 2—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in

36 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 29, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
1.80%			1.38% - 2.75%
Due 04/02/18	$208,198,841	$208,240,481	04/15/20 - 05/15/25	$208,076,600	$207,119,552
			U.S. TIP Notes
			0.13%
			04/15/20	4,654,400	4,908,055
			U.S. Treasury Bonds
			3.00% - 8.00%
			11/15/21/- 05/15/45	329,500	335,239
				213,060,500	212,362,846

Bank of America Merrill Lynch			U.S. Treasury Notes
1.78%			1.63%
Due 04/02/18	68,128,219	68,141,693	06/30/20 - 07/31/20	70,403,800	69,490,837

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 6 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required

THE RYDEX FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 29, 2018, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
NASDAQ-100® Fund	$8,105,145	$(8,105,145)	$—	$8,248,490	$(75,501)	$8,172,989

(a)	Actual collateral received by the Fund is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 7 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class, P-Class and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 29, 2018, GFD retained sales charges of $173,191 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$19,093,636	$45,533,709	$64,627,345

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$4,776,285	$9,569,870	$14,346,155

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 29, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital and Other Losses
NASDAQ-100® Fund	$18,824,069	$—	$430,283,977	$—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 29, 2018, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of March 29, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
NASDAQ-100® Fund	$21,089,460	$2,588,538	$(23,677,998)

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 29, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
NASDAQ-100® Fund	$708,666,547	$437,352,126	$(7,068,149)	$430,283,977

Note 9 – Securities Transactions

For the year ended March 29, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
NASDAQ-100® Fund	$581,426,485	$468,053,831

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 29, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
NASDAQ-100® Fund	$288,999,501	$229,397,816	$8,516,725

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.26% for the year ended March 29, 2018. The Fund did not have any borrowings outstanding under this agreement at March 29, 2018.

Average daily balances for the year ended March 29, 2018, was as follows:

Fund	Average Daily Balance
NASDAQ-100® Fund	$257,745

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. The court has not yet ruled on the motion.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The District Court has not yet ruled on that request.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

44 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 29, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 29, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 29, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our

THE RYDEX FUNDS ANNUAL REPORT | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2018

46 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 29, 2018, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 29, 2018, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
NASDAQ-100® Fund	40.87%	39.40%	0.00%	100.00%

With respect to the taxable year ended March 29, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
NASDAQ-100® Fund	$45,533,709	$14,641,163

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	158	None.

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; and Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trest (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Investment and Performance Committee from 2016 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

THE RYDEX FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

THE RYDEX FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2 (a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

54 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE RYDEX FUNDS ANNUAL REPORT | 55

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●	We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●	Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

56 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 59

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3.29.2018

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-ANN-0318x0319

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND	28
EMERGING MARKETS 2x STRATEGY FUND	44
INVERSE EMERGING MARKETS 2x STRATEGY FUND	53
EMERGING MARKETS BOND STRATEGY FUND	61
NOTES TO FINANCIAL STATEMENTS	69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	85
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	88
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	92

THE RYDEX FUNDS ANNUAL REPORT | 1

March 29, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy funds (the “Fund” or the “Funds”) for the one-year period ended March 29, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. ● The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. ● Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. ● No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 29, 2018

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. ● The Fund’s use of derivatives such as futures, options, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps, are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings to ensure they are consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 29, 2018

As we enter the ninth year of the current expansion, one of the most important new developments to evaluate is the impact of the corporate tax cuts passed into law at the end of 2017. Guggenheim’s concern is that the substantial late-cycle fiscal easing in the pipeline will prompt more restrictive monetary policy, which increases the risk that the economy will experience a boom-bust cycle that ends in a recession.

With the unemployment rate at 4.1% and core inflation rising, fiscal policy should be leaning against the economy to prevent overheating, not providing further stimulus. Faster wage growth, rising core inflation, and an unsustainably low unemployment rate underpin our longstanding view that the U.S. Federal Reserve (the “Fed”) will raise interest rates four times in 2018. Fed funds futures show the market is now pricing in nearly three rate hikes for 2018, up from two at the beginning of the year, which contributed to a pickup in first-quarter market volatility. Tighter fiscal and monetary policy, along with rising policy uncertainty ahead of the 2018 mid-terms and 2020 presidential election, could prove to be too much for an overextended economy to bear.

Further complicating the story is the risk of a global trade war sparked by protectionist actions taken by the Trump administration. We now have new steel and aluminum tariffs in place that are likely to have some modest inflationary impact while hurting almost 20% of U.S. corporates, according to our estimates. We expect more protectionist trade and investment policies in place by year end.

Over the 12 months ended March 29, 2018, the bear flattening (the condition in which short-term notes rise faster than long-term notes) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly and front end of the curve. The 2-year Treasury ended the period at 2.27%, up 102 basis points from a year ago, while the 10-year finished the period at 2.74%, up 35 basis points from a year ago. The 2-year-10 year curve, which started the period at 113 basis points, finished at 47 basis points.

For the 12 months ended March 29, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.99%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 25.37%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 1.20% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.78%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 29, 2018

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2017 and ending March 29, 2018 for actual fund returns. Hypothetical fund returns are for the period beginning September 30, 2017 and ending March 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 29, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.62%	1.52%	$ 1,000.00	$ 1,015.20	$ 8.05
C-Class	2.36%	1.11%	1,000.00	1,011.10	11.70
P-Class	1.62%	1.57%	1,000.00	1,015.70	8.05
Institutional Class	1.37%	1.66%	1,000.00	1,016.60	6.81
Event Driven and Distressed Strategies Fund
A-Class	1.92%	(1.70%)	1,000.00	983.00	9.39
C-Class	2.66%	(2.09%)	1,000.00	979.10	12.98
P-Class	1.91%	(1.70%)	1,000.00	983.00	9.34
Institutional Class	1.66%	(1.59%)	1,000.00	984.10	8.12
Emerging Markets 2x Strategy Fund
A-Class	1.75%	8.66%	1,000.00	1,086.60	9.00
C-Class	2.50%	8.24%	1,000.00	1,082.40	12.84
H-Class	1.76%	8.65%	1,000.00	1,086.50	9.05
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.73%	(15.13%)	1,000.00	848.70	7.89
C-Class	2.41%	(15.39%)	1,000.00	846.10	10.97
H-Class	1.74%	(15.24%)	1,000.00	847.60	7.93
Emerging Markets Bond Strategy Fund
A-Class	1.56%	(1.80%)	1,000.00	982.00	7.62
C-Class	2.32%	(2.17%)	1,000.00	978.30	11.32
H-Class	1.56%	(1.78%)	1,000.00	982.20	7.62

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
Long Short Equity Fund
A-Class	1.62%	5.00%	$ 1,000.00	$ 1,016.85	$ 8.15
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
P-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Institutional Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Event Driven and Distressed Strategies Fund
A-Class	1.92%	5.00%	1,000.00	1,015.36	9.65
C-Class	2.66%	5.00%	1,000.00	1,011.67	13.34
P-Class	1.91%	5.00%	1,000.00	1,015.41	9.60
Institutional Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Emerging Markets 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Emerging Markets Bond Strategy Fund
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.32%	5.00%	1,000.00	1,013.36	11.65
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses in table 1 are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2017 to March 29, 2018.
[4]	Expenses in table 2 are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2017 to March 31, 2018.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 29, 2018, the Long Short Equity Fund P-Class returned 10.22%. The two benchmarks used by the Fund in the period, the HFRX Equity Hedge Index and the Morningstar Long/Short Equity Category Average, returned 8.35% and 6.93%, respectively, for the same one-year period.

Effective June 1, 2017, the Fund’s Board of Trustees approved a change in the Fund’s principal investment strategy. The Fund transitioned from a momentum-based long/short equity investment strategy based on 3- and 12-month trends with respect to factors, to one that is more valuation-based and does not incorporate momentum as a key factor to explain expected returns.

The current strategy uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risks generally and company-specific risks. The process uses fundamental-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Guggenheim Investments believes that such a forward-looking valuation approach is superior to the more common approach of assuming that past returns explain future risk premiums.

Both the previous and current strategy are U.S. long/short equity strategies that seek long-term capital appreciation as an investment objective, and follow a multi-factor quantitative framework to identify investment opportunities in a large universe of U.S. stocks. On average, both the new strategy and previous strategy are expected to have similar equity beta profiles.

To accompany the change in strategy, the Fund changed its benchmark effective June 1, 2017, from the HFRX Equity Hedge Index to the Morningstar Long/Short Equity Category Average. Portfolio management also changed to a different quantitative strategy team within Guggenheim Investments.

For the two-month period from April 1, 2017 through May 31, 2017, the Long Short Equity Fund returned 2.11%. The Fund’s benchmark for that period, the HFRX Equity Hedge Index, returned 0.15%. For this period, derivatives were used to control the Fund’s equity exposure. Derivative positions were small and did not contribute materially to the Fund’s performance.

For the 10-month period from June 1, 2017 through March 31, 2018, the Long Short Equity Fund returned 8.15%. The Fund’s benchmark for that period, the Morningstar Long/Short Equity Category Average, returned 5.78%.

On average during the 10-month period, the Fund held about 175% of assets in long securities, and 106% short, for an average net-dollar exposure of 69%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.64 during the period. The long positions averaged a return of 13.4%, compared to the Russell 3000 index return of 12.2%. Short positions returned 8.0% on a stand-alone basis.

So, while on an absolute basis the long returns were positive in the surging market environment, and shorts lost money, both sides added alpha from a market adjusted return basis with the short positions doing notably better for the period in underperforming the markets.

Derivatives are essential for the execution of the Fund’s strategy. Therefore, a significant amount of the Fund’s performance for the last 10 months of the period were driven by derivatives.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 29, 2018

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings (% of Total Net Assets)
General Mills, Inc.	1.4%
Johnson & Johnson	1.3%
Chevron Corp.	1.2%
Verizon Communications, Inc.	1.2%
Comcast Corp. — Class A	1.1%
Merck & Company, Inc.	1.1%
Consolidated Edison, Inc.	1.0%
Kimberly-Clark Corp.	1.0%
El Paso Electric Co.	1.0%
CenterPoint Energy, Inc.	1.0%
Top Ten Total	11.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500® Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	10 Year
A-Class Shares	10.19%	5.25%	2.65%
A-Class Shares with sales charge‡	4.94%	4.23%	2.15%
C-Class Shares	9.36%	4.46%	1.88%
C-Class Shares with CDSC§	8.36%	4.46%	1.88%
P-Class Shares	10.15%	5.24%	2.66%
Morningstar Long/Short Equity Category Average	6.93%	4.32%	4.59%
S&P 500 Index	13.99%	13.31%	9.49%
HFRX Equity Hedge Index	8.35%	3.12%	0.03%
	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	10.43%	5.52%	5.90%
HFRX Equity Hedge Index	8.35%	3.12%	3.90%
Morningstar Long/Short Equity Category Average	6.93%	4.32%	4.89%
S&P 500 Index	13.99%	13.31%	14.98%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index, Russell 3000 Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 104.2%

Consumer, Non-cyclical - 32.3%
General Mills, Inc.[1]	9,323	$420,094
Johnson & Johnson[1]	3,073	393,805
Merck & Company, Inc.[1]	6,010	327,365
Kimberly-Clark Corp.[1]	2,906	320,038
Archer-Daniels-Midland Co.[1]	7,356	319,030
Pfizer, Inc.[1]	8,982	318,771
Edgewell Personal Care Co.*	6,463	315,524
Gilead Sciences, Inc.[1]	4,109	309,778
Molson Coors Brewing Co. — Class B1	4,078	307,196
Celgene Corp.*,1	3,408	304,028
Amgen, Inc.[1]	1,767	301,238
Biogen, Inc.*,1	1,089	298,190
Tyson Foods, Inc. — Class A1	3,984	291,589
Ingredion, Inc.	2,198	283,366
Sanderson Farms, Inc.	2,258	268,747
Pilgrim’s Pride Corp.*	10,848	266,969
Mylan N.V.*,1	5,811	239,239
Western Union Co.	11,619	223,433
US Foods Holding Corp.*	6,571	215,332
Zimmer Biomet Holdings, Inc.[1]	1,899	207,067
United Therapeutics Corp.*	1,794	201,574
Prestige Brands Holdings, Inc.*	5,781	194,935
CVS Health Corp.[1]	2,734	170,082
McKesson Corp.[1]	1,149	161,860
Cardinal Health, Inc.[1]	2,457	154,005
Performance Food Group Co.*	4,911	146,593
Medtronic plc[1]	1,566	125,624
Travelport Worldwide Ltd.	7,643	124,887
AmerisourceBergen Corp. — Class A1	1,434	123,625
Darling Ingredients, Inc.*	6,898	119,336
Eli Lilly & Co.[1]	1,513	117,061
Conagra Brands, Inc.[1]	2,988	110,198
Boston Beer Company, Inc. — Class A*	571	107,948
Perrigo Company plc[1]	1,290	107,509
CoreLogic, Inc.*	2,326	105,205
Charles River Laboratories International, Inc.*	975	104,072
United Natural Foods, Inc.*	2,397	102,927
WellCare Health Plans, Inc.*	503	97,396
USANA Health Sciences, Inc.*	1,035	88,906
TreeHouse Foods, Inc.*	2,323	88,901
Quanta Services, Inc.*	2,535	87,077
Allergan plc[1]	470	79,096
Sabre Corp.	3,571	76,598
Procter & Gamble Co.[1]	966	76,584
Dean Foods Co.	8,817	76,003
Kroger Co.[1]	3,048	72,969
Horizon Pharma plc*	4,574	64,951
Clorox Co.	483	64,292
Cigna Corp.[1]	375	62,902
Altria Group, Inc.[1]	1,008	62,818
Eagle Pharmaceuticals, Inc.*	1,182	62,280
SpartanNash Co.	3,597	61,904
PepsiCo, Inc.[1]	563	61,451
Hershey Co.[1]	620	61,355
Becton Dickinson and Co.[1]	281	60,893
Bristol-Myers Squibb Co.[1]	944	59,708
Thermo Fisher Scientific, Inc.[1]	288	59,460
Versartis, Inc.*	35,985	59,375
Intuitive Surgical, Inc.*,1	143	59,035
UnitedHealth Group, Inc.[1]	273	58,422
Cardtronics plc — Class A*	2,495	55,664
AbbVie, Inc.[1]	576	54,518
Total Consumer, Non-cyclical		9,920,798

Industrial - 16.2%
Greenbrier Companies, Inc.	5,639	283,360
Cummins, Inc.[1]	1,708	276,850
Owens Corning	3,363	270,385
Regal Beloit Corp.	3,604	264,354
Genesee & Wyoming, Inc. — Class A*	3,402	240,827
Carlisle Companies, Inc.	1,838	191,906
Tech Data Corp.*	2,232	190,010
Fluor Corp.	3,269	187,052
Jabil, Inc.	6,105	175,397
Snap-on, Inc.	1,139	168,048
Vishay Intertechnology, Inc.	9,030	167,958
EnerSys	2,297	159,343
Benchmark Electronics, Inc.	5,329	159,071
KBR, Inc.	9,650	156,234
AGCO Corp.	2,321	150,517
EMCOR Group, Inc.	1,809	140,975
Masco Corp.[1]	3,165	127,993
Energizer Holdings, Inc.	1,877	111,832
Spirit AeroSystems Holdings, Inc. — Class A	1,274	106,634
Evoqua Water Technologies Corp.*	4,679	99,616
Owens-Illinois, Inc.*	4,187	90,690
Norfolk Southern Corp.[1]	624	84,727
Crane Co.	905	83,930
Coherent, Inc.*	442	82,831
Gibraltar Industries, Inc.*	2,299	77,821
Acuity Brands, Inc.	539	75,023
Kansas City Southern[1]	607	66,679
Belden, Inc.	966	66,596
Rexnord Corp.*	2,228	66,127
Eaton Corporation plc[1]	824	65,846
AECOM*	1,832	65,274
Trinity Industries, Inc.	1,959	63,922
Louisiana-Pacific Corp.	2,146	61,740
Lockheed Martin Corp.[1]	181	61,165
Ingersoll-Rand plc	697	59,600
Honeywell International, Inc.[1]	411	59,393
FedEx Corp.[1]	245	58,827
3M Co.[1]	266	58,392
Applied Optoelectronics, Inc.*,2	2,322	58,189
United Technologies Corp.	324	40,766
Total Industrial		4,975,900

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Communications - 13.3%
Verizon Communications, Inc.[1]	7,614	$364,101
Comcast Corp. — Class A1	10,225	349,388
Omnicom Group, Inc.[1,2]	4,352	316,260
Cisco Systems, Inc.[1]	7,113	305,077
Juniper Networks, Inc.[1]	11,069	269,309
Telephone & Data Systems, Inc.	8,710	244,141
United States Cellular Corp.*	5,063	203,482
Gannett Company, Inc.	19,083	190,448
InterDigital, Inc.	2,447	180,099
News Corp. — Class A	10,720	169,376
Alphabet, Inc. — Class C*,1	161	166,118
ARRIS International plc*	5,900	156,763
Sprint Corp.*,1	24,035	117,291
Nexstar Media Group, Inc. — Class A	1,713	113,914
AMC Networks, Inc. — Class A*	2,077	107,381
Facebook, Inc. — Class A*,1	658	105,142
Interpublic Group of Companies, Inc.	4,289	98,776
TEGNA, Inc.	8,666	98,706
Motorola Solutions, Inc.[1]	739	77,817
Scholastic Corp.	2,001	77,719
New Media Investment Group, Inc.	4,105	70,359
Gray Television, Inc.*	5,526	70,180
AT&T, Inc.[1]	1,940	69,161
F5 Networks, Inc.*	434	62,761
Walt Disney Co.[1]	607	60,967
MSG Networks, Inc. — Class A*	2,556	57,766
Total Communications		4,102,502

Technology - 10.7%
HP, Inc.[1]	11,077	242,808
DXC Technology Co.[1]	2,383	239,563
Apple, Inc.[1]	1,358	227,845
Cirrus Logic, Inc.*	5,395	219,199
NetApp, Inc.[1]	3,445	212,522
Microsoft Corp.[1]	2,058	187,833
Western Digital Corp.[1]	1,974	182,141
Convergys Corp.	7,595	171,799
MAXIMUS, Inc.	2,261	150,899
Dell Technologies Incorporated Class V — Class V*	1,981	145,029
International Business Machines Corp.[1]	876	134,405
ON Semiconductor Corp.*,1	5,134	125,578
Oracle Corp.[1]	2,429	111,127
Micron Technology, Inc.*,1	2,126	110,850
CA, Inc.[1]	2,943	99,768
Xerox Corp.	2,893	83,261
KLA-Tencor Corp.[1]	746	81,321
Seagate Technology plc[1]	1,353	79,178
Intel Corp.[1]	1,519	79,109
Kulicke & Soffa Industries, Inc.*	2,985	74,655
NCR Corp.*	1,966	61,968
Broadcom Ltd.	255	60,091
Fidelity National Information Services, Inc.[1]	620	59,706
QUALCOMM, Inc.	708	39,230
Texas Instruments, Inc.	377	39,167
Adobe Systems, Inc.*	179	38,678
NVIDIA Corp.	165	38,212
Total Technology		3,295,942

Utilities - 10.0%
Consolidated Edison, Inc.[1]	4,111	320,411
El Paso Electric Co.	6,275	320,025
CenterPoint Energy, Inc.[1]	11,667	319,676
National Fuel Gas Co.	6,190	318,476
Ameren Corp.[1]	5,523	312,768
Portland General Electric Co.	7,699	311,886
PNM Resources, Inc.	7,811	298,771
FirstEnergy Corp.[1]	7,839	266,604
Exelon Corp.[1]	6,722	262,225
UGI Corp.	5,220	231,872
PG&E Corp.[1]	2,306	101,303
Total Utilities		3,064,017

Consumer, Cyclical - 7.6%
Southwest Airlines Co.[1]	5,069	290,352
Allison Transmission Holdings, Inc.	6,874	268,498
Alaska Air Group, Inc.[1]	3,825	236,997
Lions Gate Entertainment Corp. — Class A	8,704	224,824
PACCAR, Inc.[1]	2,449	162,050
Meritor, Inc.*	5,723	117,665
Delta Air Lines, Inc.[1]	2,044	112,032
Tailored Brands, Inc.	3,779	94,702
Ralph Lauren Corp. — Class A	762	85,192
Cooper-Standard Holdings, Inc.*	660	81,055
Copa Holdings S.A. — Class A	568	73,062
Toll Brothers, Inc.	1,638	70,843
Taylor Morrison Home Corp. — Class A*	3,034	70,632
Hawaiian Holdings, Inc.	1,700	65,790
Lowe’s Companies, Inc.[1]	722	63,356
Home Depot, Inc.[1]	347	61,849
Walmart, Inc.[1]	693	61,656
Nike, Inc. — Class B1	927	61,590
Starbucks Corp.[1]	1,055	61,074
McDonald’s Corp.[1]	388	60,675
Total Consumer, Cyclical		2,323,894

Energy - 6.3%
Chevron Corp.[1]	3,212	366,297
Valero Energy Corp.[1]	3,391	314,583
Occidental Petroleum Corp.[1]	4,743	308,105
Exxon Mobil Corp.[1]	3,686	275,013
Marathon Petroleum Corp.[1]	2,764	202,076
HollyFrontier Corp.	3,059	149,463
PBF Energy, Inc. — Class A	3,918	132,820
ConocoPhillips[1]	1,132	67,116
Williams Companies, Inc.[1]	2,598	64,586
Schlumberger Ltd.[1]	944	61,152
Total Energy		1,941,211

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Financial - 6.3%
Principal Financial Group, Inc.[1]	4,486	$273,242
Senior Housing Properties Trust REIT	16,282	254,976
VEREIT, Inc. REIT	35,949	250,205
Prudential Financial, Inc.[1]	1,705	176,553
Park Hotels & Resorts, Inc. REIT	5,536	149,583
Mack-Cali Realty Corp. REIT	6,253	104,488
Berkshire Hathaway, Inc. — Class B*,1	513	102,333
JPMorgan Chase & Co.[1]	918	100,952
Summit Hotel Properties, Inc. REIT	5,833	79,387
Bank of America Corp.[1]	2,563	76,864
Wells Fargo & Co.[1]	1,188	62,263
Travelers Companies, Inc.[1]	437	60,682
U.S. Bancorp[1]	1,177	59,439
Mastercard, Inc. — Class A1	339	59,379
Visa, Inc. — Class A1	495	59,212
Citigroup, Inc.[1]	849	57,308
Total Financial		1,926,866

Basic Materials - 1.5%
LyondellBasell Industries N.V. — Class A1	1,421	150,171
Huntsman Corp.	2,750	80,438
Coeur Mining, Inc.*	7,920	63,360
Alcoa Corp.*	1,332	59,887
Domtar Corp.	1,390	59,130
DowDuPont, Inc.[1]	924	58,868
Total Basic Materials		471,854

Total Common Stocks
(Cost $31,869,343)		32,022,984

MONEY MARKET FUND† - 1.7%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio Institutional Class 1.50%[3]	524,807	524,807
Total Money Market Fund
(Cost $524,807)		524,807

SECURITIES LENDING COLLATERAL†,4 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[3]	88,245	88,245
Total Securities Lending Collateral
(Cost $88,245)		88,245

Total Investments - 106.2%
(Cost $32,482,395)		$32,636,036
Other Assets & Liabilities, net - (6.2)%		(1,894,455)
Total Net Assets - 100.0%		$30,741,581

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Loss
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[5]	(1.30%)	At Maturity	05/31/19	$30,124,826	$(1,272,079)
OTC Custom Basket Swap††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[6]	2.09%	At Maturity	05/31/19	16,602,994	(322,930)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Gain (Loss )

CUSTOM BASKET OF LONG SECURITIES [6]
Cisco Systems, Inc.	3,730	-11.2%	$36,218
Fluor Corp.	1,714	-5.6%	18,190
FirstEnergy Corp.	4,111	-5.1%	16,309
Telephone & Data Systems, Inc.	4,568	-4.9%	15,690
Marathon Petroleum Corp.	1,449	-4.4%	14,107
PNM Resources, Inc.	4,096	-3.1%	10,035
Energizer Holdings, Inc.	1,013	-2.8%	9,033
DXC Technology Co.	1,249	-2.6%	8,298
PBF Energy, Inc. — Class A	2,055	-2.6%	8,271
Travelport Worldwide Ltd.	4,008	-2.6%	8,236
Dell Technologies Incorporated Class V — Class V*	1,039	-2.0%	6,548
Ameren Corp.	2,897	-1.9%	6,267
Carlisle Companies, Inc.	963	-1.9%	6,032
El Paso Electric Co.	3,290	-1.8%	5,824
PG&E Corp.	1,209	-1.8%	5,796
Gilead Sciences, Inc.	2,155	-1.7%	5,494
Boston Beer Company, Inc. — Class A*	299	-1.7%	5,435
HollyFrontier Corp.	1,604	-1.7%	5,433
USANA Health Sciences, Inc.*	542	-1.5%	4,919
Archer-Daniels-Midland Co.	3,858	-1.5%	4,803
Jabil, Inc.	3,201	-1.5%	4,753
Western Digital Corp.	1,035	-1.3%	4,181
Microsoft Corp.	1,079	-1.2%	3,812
Tailored Brands, Inc.	1,982	-1.0%	3,122
Exelon Corp.	3,525	-1.0%	3,104
Allison Transmission Holdings, Inc.	3,605	-0.9%	3,053
Hawaiian Holdings, Inc.	891	-0.7%	2,250
UGI Corp.	2,737	-0.7%	2,248
Kimberly-Clark Corp.	1,524	-0.7%	2,141
Kulicke & Soffa Industries, Inc.*	1,565	-0.7%	2,105
ARRIS International plc*	3,094	-0.6%	2,058
Scholastic Corp.	1,049	-0.6%	2,033
Clorox Co.	253	-0.6%	1,983
Ralph Lauren Corp. — Class A	399	-0.6%	1,921
Intel Corp.	796	-0.5%	1,532
CenterPoint Energy, Inc.	6,118	-0.4%	1,400
Gray Television, Inc.*	2,898	-0.4%	1,343
Dean Foods Co.	4,624	-0.4%	1,239
ConocoPhillips	593	-0.4%	1,227
Valero Energy Corp.	1,778	-0.4%	1,218
Altria Group, Inc.	528	-0.4%	1,156
Conagra Brands, Inc.	1,567	-0.3%	1,059
Portland General Electric Co.	4,038	-0.3%	929
Summit Hotel Properties, Inc.	3,059	-0.3%	902
Delta Air Lines, Inc.	1,072	-0.3%	863
EMCOR Group, Inc.	949	-0.3%	845
Vishay Intertechnology, Inc.	4,736	-0.3%	829
Coeur Mining, Inc.*	4,153	-0.2%	784
SpartanNash Co.	1,886	-0.2%	726
Rexnord Corp.*	1,168	-0.2%	672
Prudential Financial, Inc.	894	-0.2%	648
Mylan N.V.*	3,047	-0.2%	564
NetApp, Inc.	1,806	-0.2%	524
Perrigo Company plc	676	-0.2%	500
Citigroup, Inc.	445	-0.1%	432
ON Semiconductor Corp.*	2,692	-0.1%	417
Park Hotels & Resorts, Inc.	2,903	-0.1%	328
VEREIT, Inc.	18,853	-0.1%	298
TreeHouse Foods, Inc.*	1,218	-0.1%	268
InterDigital, Inc.	1,283	-0.1%	264
AbbVie, Inc.	302	-0.1%	183
Interpublic Group of Companies, Inc.	2,249	0.0%	136
Allergan plc	246	0.0%	102
Hershey Co.	325	0.0%	87
Lowe's Companies, Inc.	378	0.0%	10
Nike, Inc. — Class B	486	0.0%	(73)
Kansas City Southern	318	0.0%	(97)
JPMorgan Chase & Co.	481	0.0%	(114)
United Natural Foods, Inc.*	1,257	0.1%	(258)
Crane Co.	475	0.1%	(295)
Medtronic plc	821	0.1%	(308)
Owens-Illinois, Inc.*	2,196	0.1%	(318)
Cooper-Standard Holdings, Inc.*	346	0.1%	(320)
Louisiana-Pacific Corp.	1,125	0.1%	(328)
New Media Investment Group, Inc.	2,153	0.1%	(334)
Eli Lilly & Co.	793	0.1%	(353)
Becton Dickinson and Co.	147	0.1%	(360)
WellCare Health Plans, Inc.*	264	0.1%	(387)
Starbucks Corp.	553	0.1%	(388)
AECOM*	960	0.1%	(413)
Trinity Industries, Inc.	1,027	0.1%	(431)
PepsiCo, Inc.	295	0.2%	(499)
Mastercard, Inc. — Class A	177	0.2%	(514)
Regal Beloit Corp.	1,890	0.2%	(520)
FedEx Corp.	128	0.2%	(562)
McDonald's Corp.	203	0.2%	(567)
Travelers Companies, Inc.	229	0.2%	(614)
Charles River Laboratories International, Inc.*	511	0.2%	(685)
Verizon Communications, Inc.	3,993	0.2%	(714)
Walmart, Inc.	363	0.2%	(746)
Thermo Fisher Scientific, Inc.	151	0.2%	(778)
Cardtronics plc — Class A*	1,308	0.3%	(818)
Senior Housing Properties Trust	8,539	0.3%	(822)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Loss

Eaton Corporation plc	432	0.3%	$(847)
Merck & Company, Inc.	3,152	0.3%	(872)
Quanta Services, Inc.*	1,329	0.3%	(884)
Eagle Pharmaceuticals, Inc.*	620	0.3%	(902)
Procter & Gamble Co.	506	0.3%	(917)
Toll Brothers, Inc.	859	0.3%	(923)
Intuitive Surgical, Inc.*	75	0.3%	(974)
Genesee & Wyoming, Inc. — Class A*	1,784	0.3%	(1,025)
CoreLogic, Inc.*	1,220	0.3%	(1,068)
Texas Instruments, Inc.	197	0.3%	(1,076)
Seagate Technology plc	709	0.3%	(1,090)
Amgen, Inc.	926	0.3%	(1,095)
Adobe Systems, Inc.*	94	0.3%	(1,104)
AT&T, Inc.	1,017	0.4%	(1,134)
Nexstar Media Group, Inc. — Class A	898	0.4%	(1,145)
KBR, Inc.	5,061	0.4%	(1,148)
Benchmark Electronics, Inc.	2,794	0.4%	(1,187)
MAXIMUS, Inc.	1,185	0.4%	(1,193)
Schlumberger Ltd.	495	0.4%	(1,203)
Wells Fargo & Co.	623	0.4%	(1,228)
Visa, Inc. — Class A	260	0.4%	(1,230)
F5 Networks, Inc.*	227	0.4%	(1,282)
Kroger Co.	1,599	0.4%	(1,318)
Walt Disney Co.	318	0.4%	(1,332)
Home Depot, Inc.	182	0.4%	(1,336)
Norfolk Southern Corp.	327	0.4%	(1,388)
U.S. Bancorp	617	0.4%	(1,391)
AMC Networks, Inc. — Class A*	1,089	0.4%	(1,399)
Ingersoll-Rand plc	365	0.4%	(1,438)
Fidelity National Information Services, Inc.	325	0.5%	(1,483)
Broadcom Ltd.	134	0.5%	(1,518)
NVIDIA Corp.	86	0.5%	(1,566)
Motorola Solutions, Inc.	387	0.5%	(1,593)
Horizon Pharma plc*	2,398	0.5%	(1,715)
Taylor Morrison Home Corp. — Class A*	1,591	0.5%	(1,725)
Consolidated Edison, Inc.	2,156	0.5%	(1,736)
United Technologies Corp.	170	0.5%	(1,745)
Bristol-Myers Squibb Co.	495	0.5%	(1,755)
Oracle Corp.	1,274	0.6%	(1,783)
Lockheed Martin Corp.	95	0.6%	(1,792)
Gannett Company, Inc.	10,008	0.6%	(1,813)
MSG Networks, Inc. — Class A*	1,340	0.6%	(1,838)
United States Cellular Corp.*	2,655	0.6%	(1,865)
NCR Corp.*	1,031	0.6%	(1,865)
International Business Machines Corp.	459	0.6%	(1,889)
Honeywell International, Inc.	215	0.6%	(1,890)
Gibraltar Industries, Inc.*	1,205	0.6%	(1,928)
Masco Corp.	1,660	0.6%	(2,022)
Domtar Corp.	729	0.6%	(2,043)
EnerSys	1,205	0.6%	(2,073)
KLA-Tencor Corp.	391	0.6%	(2,092)
PACCAR, Inc.	1,284	0.6%	(2,099)
Alcoa Corp.*	699	0.7%	(2,132)
Applied Optoelectronics, Inc.*	1,218	0.7%	(2,145)
3M Co.	139	0.7%	(2,148)
UnitedHealth Group, Inc.	143	0.7%	(2,291)
Omnicom Group, Inc.	2,282	0.7%	(2,307)
Acuity Brands, Inc.	282	0.7%	(2,324)
US Foods Holding Corp.*	3,446	0.8%	(2,498)
Copa Holdings S.A. — Class A	298	0.8%	(2,508)
CA, Inc.	1,543	0.8%	(2,708)
Prestige Brands Holdings, Inc.*	3,031	0.9%	(2,789)
Belden, Inc.	507	0.9%	(2,806)
Apple, Inc.	712	0.9%	(2,855)
Xerox Corp.	1,517	0.9%	(2,875)
Exxon Mobil Corp.	1,933	0.9%	(2,892)
Southwest Airlines Co.	2,658	0.9%	(2,924)
Berkshire Hathaway, Inc. — Class B*	269	0.9%	(3,021)
Convergys Corp.	3,983	1.0%	(3,087)
Occidental Petroleum Corp.	2,487	1.0%	(3,123)
United Therapeutics Corp.*	941	1.0%	(3,218)
Performance Food Group Co.*	2,575	1.0%	(3,283)
Western Union Co.	6,093	1.0%	(3,340)
Bank of America Corp.	1,344	1.1%	(3,461)
Chevron Corp.	1,685	1.1%	(3,612)
News Corp. — Class A	5,622	1.1%	(3,701)
DowDuPont, Inc.	484	1.2%	(3,780)
Sabre Corp.	1,873	1.2%	(3,961)
QUALCOMM, Inc.	371	1.2%	(3,968)
Ingredion, Inc.	1,153	1.2%	(3,988)
Alphabet, Inc. — Class C*	84	1.3%	(4,116)
Cummins, Inc.	895	1.3%	(4,264)
Owens Corning	1,763	1.4%	(4,390)
Williams Companies, Inc.	1,363	1.4%	(4,437)
AGCO Corp.	1,217	1.5%	(4,714)
Johnson & Johnson	1,611	1.5%	(4,801)
Spirit AeroSystems Holdings, Inc. — Class A	668	1.6%	(5,058)
Cigna Corp.	196	1.6%	(5,268)
Huntsman Corp.	1,442	1.6%	(5,269)
Darling Ingredients, Inc.*	3,618	1.7%	(5,463)
Greenbrier Companies, Inc.	2,957	1.7%	(5,470)
Alaska Air Group, Inc.	2,006	1.8%	(5,717)
Principal Financial Group, Inc.	2,352	1.8%	(5,833)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Gain (Loss)

AmerisourceBergen Corp. — Class A	752	1.8%	$(5,851)
Meritor, Inc.*	3,001	1.8%	(5,871)
Pilgrim's Pride Corp.*	5,689	1.8%	(5,917)
Coherent, Inc.*	232	1.9%	(5,988)
McKesson Corp.	602	2.0%	(6,490)
Pfizer, Inc.	4,710	2.0%	(6,618)
Comcast Corp. — Class A	5,362	2.1%	(6,637)
Sprint Corp.*	12,605	2.1%	(6,770)
Lions Gate Entertainment Corp. — Class A	4,564	2.3%	(7,400)
Sanderson Farms, Inc.	1,184	2.3%	(7,483)
Snap-on, Inc.	597	2.3%	(7,558)
LyondellBasell Industries N.V. — Class A	745	2.5%	(8,107)
Juniper Networks, Inc.	5,805	2.6%	(8,439)
CVS Health Corp.	1,434	2.7%	(8,618)
Facebook, Inc. — Class A*	345	2.7%	(8,871)
Zimmer Biomet Holdings, Inc.	996	2.8%	(8,949)
Cardinal Health, Inc.	1,288	2.8%	(9,029)
Molson Coors Brewing Co. — Class B	2,138	2.9%	(9,241)
TEGNA, Inc.	4,545	3.0%	(9,809)
Cirrus Logic, Inc.*	2,829	3.1%	(9,950)
Micron Technology, Inc.*	1,115	3.1%	(10,012)
HP, Inc.	5,809	3.3%	(10,776)
Tyson Foods, Inc. — Class A	2,089	4.0%	(12,891)
Versartis, Inc.*	18,872	5.0%	(16,213)
Celgene Corp.*	1,787	5.0%	(16,223)
National Fuel Gas Co.	3,246	5.6%	(17,961)
Tech Data Corp.*	1,170	7.1%	(23,014)
Edgewell Personal Care Co.*	3,389	7.7%	(24,882)
General Mills, Inc.	3,084	9.5%	(30,692)
Biogen, Inc.*	571	9.8%	(31,739)
Total Custom Basket of Long Securities			(322,930)

CUSTOM BASKET OF SHORT SECURITIES 5
Healthcare Services Group, Inc.	(10,590)	-4.4%	55,611
Albemarle Corp.	(947)	-3.1%	39,129
NewMarket Corp.	(1,149)	-2.7%	33,773
Covanta Holding Corp.	(29,145)	-2.4%	30,531
Vulcan Materials Co.	(3,278)	-2.2%	27,653
Capitol Federal Financial, Inc.	(20,473)	-2.0%	25,701
Charles Schwab Corp.	(5,891)	-1.8%	22,506
Extraction Oil & Gas, Inc.*	(9,147)	-1.8%	22,311
Camden Property Trust	(3,863)	-1.7%	21,527
Compass Minerals International, Inc.	(5,236)	-1.4%	18,319
Terreno Realty Corp.	(9,069)	-1.4%	17,932
Education Realty Trust, Inc.	(5,204)	-1.4%	17,832
Sensient Technologies Corp.	(1,845)	-1.4%	17,319
Martin Marietta Materials, Inc.	(1,564)	-1.4%	17,304
CyrusOne, Inc.	(2,934)	-1.3%	17,081
Tesla, Inc.*	(303)	-1.2%	14,886
ABM Industries, Inc.	(13,700)	-1.0%	12,977
Advanced Micro Devices, Inc.*	(9,568)	-0.9%	11,472
White Mountains Insurance Group Ltd.	(442)	-0.9%	11,252
Tetra Tech, Inc.	(3,681)	-0.7%	8,279
Air Products & Chemicals, Inc.	(2,760)	-0.6%	7,694
Align Technology, Inc.*	(350)	-0.5%	6,711
KAR Auction Services, Inc.	(4,332)	-0.5%	6,530
Netflix, Inc.*	(298)	-0.5%	6,430
Inphi Corp.*	(3,029)	-0.5%	5,832
First Data Corp. — Class A*	(5,466)	-0.4%	5,273
Workday, Inc. — Class A*	(786)	-0.4%	5,100
South Jersey Industries, Inc.	(4,133)	-0.4%	5,022
Gartner, Inc.*	(851)	-0.4%	4,531
ServiceNow, Inc.*	(560)	-0.4%	4,515
Intercontinental Exchange, Inc.	(2,574)	-0.3%	4,303
FMC Corp.	(1,484)	-0.3%	4,222
National Instruments Corp.	(1,816)	-0.3%	3,866
Republic Services, Inc. — Class A	(2,002)	-0.3%	3,815
CarMax, Inc.*	(4,597)	-0.3%	3,807
Cboe Global Markets, Inc.	(1,760)	-0.3%	3,471
Aon plc	(2,616)	-0.2%	3,124
Flagstar Bancorp, Inc.*	(3,145)	-0.2%	2,939
Rexford Industrial Realty, Inc.	(6,602)	-0.2%	2,102
CME Group, Inc. — Class A	(576)	-0.2%	1,946
Alliant Energy Corp.	(2,660)	-0.1%	1,572
Alexandria Real Estate Equities, Inc.	(2,449)	-0.1%	1,525
Equifax, Inc.	(2,407)	-0.1%	1,363
Ashland Global Holdings, Inc.	(1,326)	-0.1%	1,184
Washington Federal, Inc.	(2,832)	-0.1%	1,095
Dominion Energy, Inc.	(1,380)	0.0%	300
International Flavors & Fragrances, Inc.	(2,959)	0.0%	284
Whiting Petroleum Corp.*	(3,080)	0.0%	(397)
SPS Commerce, Inc.*	(1,503)	0.0%	(606)
Equity LifeStyle Properties, Inc.	(4,425)	0.1%	(667)
Shake Shack, Inc. — Class A*	(5,945)	0.1%	(826)
Nabors Industries Ltd.	(43,581)	0.1%	(894)
Glacier Bancorp, Inc.	(2,620)	0.1%	(1,139)
Essex Property Trust, Inc.	(402)	0.1%	(1,386)
Cornerstone OnDemand, Inc.*	(2,528)	0.2%	(1,980)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Loss

Equity Commonwealth*	(9,779)	0.2%	$(2,160)
Equinix, Inc.	(364)	0.2%	(2,238)
EastGroup Properties, Inc.	(3,547)	0.2%	(2,256)
Federal Realty Investment Trust	(1,770)	0.2%	(2,474)
Sun Communities, Inc.	(4,204)	0.2%	(2,541)
Wendy's Co.	(8,120)	0.2%	(2,740)
Royal Gold, Inc.	(3,294)	0.2%	(2,849)
Balchem Corp.	(3,425)	0.2%	(3,159)
Aspen Insurance Holdings Ltd.	(3,645)	0.3%	(3,188)
Hudson Pacific Properties, Inc.	(9,708)	0.3%	(3,341)
Realty Income Corp.	(1,871)	0.3%	(3,400)
Goldman Sachs Group, Inc.	(797)	0.3%	(3,406)
AvalonBay Communities, Inc.	(575)	0.3%	(3,614)
Team, Inc.*	(9,108)	0.3%	(3,952)
People's United Financial, Inc.	(4,714)	0.3%	(4,219)
Ellie Mae, Inc.*	(1,205)	0.4%	(4,574)
Vail Resorts, Inc.	(486)	0.4%	(5,542)
Semtech Corp.*	(3,042)	0.5%	(5,859)
Mobile Mini, Inc.	(4,554)	0.5%	(6,100)
Robert Half International, Inc.	(1,536)	0.5%	(6,524)
Redwood Trust, Inc.	(8,223)	0.5%	(6,831)
Investors Bancorp, Inc.	(12,234)	0.6%	(7,803)
Healthcare Trust of America, Inc. — Class A	(8,600)	0.6%	(7,927)
Crown Castle International Corp.	(2,723)	0.7%	(8,480)
SL Green Realty Corp.	(2,223)	0.7%	(9,222)
Cannae Holdings, Inc.*	(7,239)	0.7%	(9,343)
Equity Residential	(1,567)	0.7%	(9,466)
Duke Realty Corp.	(5,913)	0.8%	(9,858)
DCT Industrial Trust, Inc.	(7,594)	0.8%	(9,943)
FireEye, Inc.*	(6,632)	0.8%	(10,603)
Ultimate Software Group, Inc.*	(566)	0.9%	(11,862)
Eaton Vance Corp.	(1,831)	1.0%	(12,555)
TransUnion*	(7,980)	1.0%	(13,028)
LendingTree, Inc.*	(328)	1.1%	(13,916)
SEI Investments Co.	(1,670)	1.1%	(14,184)
Domino's Pizza, Inc.	(717)	1.2%	(15,110)
WD-40 Co.	(712)	1.2%	(15,545)
Ecolab, Inc.	(3,350)	1.2%	(15,623)
Booking Holdings, Inc.*	(65)	1.3%	(16,234)
RLI Corp.	(4,000)	1.3%	(16,722)
Kilroy Realty Corp.	(3,108)	1.3%	(17,131)
Boston Properties, Inc.	(3,443)	1.5%	(18,947)
FactSet Research Systems, Inc.	(1,309)	1.6%	(19,806)
American Tower Corp. — Class A	(1,973)	1.6%	(20,426)
Parsley Energy, Inc. — Class A*	(15,323)	1.6%	(20,508)
Ingevity Corp.*	(1,582)	1.7%	(22,057)
Allegheny Technologies, Inc.*	(6,879)	1.8%	(22,273)
Crocs, Inc.*	(8,661)	1.8%	(23,088)
Exponent, Inc.	(5,852)	1.9%	(24,411)
UDR, Inc.	(12,279)	2.2%	(27,886)
Markel Corp.*	(347)	2.2%	(28,579)
Five Below, Inc.*	(1,588)	2.3%	(29,177)
Tyler Technologies, Inc.*	(1,105)	2.4%	(30,141)
Callon Petroleum Co.*	(10,469)	2.4%	(31,005)
Pegasystems, Inc.	(2,311)	2.5%	(31,187)
Pool Corp.	(1,166)	2.6%	(32,616)
Insperity, Inc.	(2,897)	2.7%	(34,118)
SBA Communications Corp.*	(1,642)	2.7%	(34,379)
Howard Hughes Corp.*	(2,072)	2.8%	(35,343)
MarketAxess Holdings, Inc.	(1,686)	2.8%	(35,464)
RSP Permian, Inc.*	(5,133)	2.9%	(37,244)
Axis Capital Holdings Ltd.	(5,959)	3.1%	(39,560)
MSCI, Inc. — Class A	(1,984)	3.4%	(43,328)
PTC, Inc.*	(2,707)	3.4%	(43,333)
Diamondback Energy, Inc.*	(2,521)	3.5%	(44,492)
Ollie's Bargain Outlet Holdings, Inc.*	(2,376)	3.7%	(46,450)
Moody's Corp.	(1,956)	3.7%	(46,845)
CoStar Group, Inc.*	(899)	4.2%	(53,780)
S&P Global, Inc.	(1,666)	4.3%	(54,160)
Verisk Analytics, Inc. — Class A*	(4,424)	4.4%	(56,410)
Monolithic Power Systems, Inc.	(3,254)	4.4%	(56,436)
Rollins, Inc.	(9,084)	4.5%	(57,576)
Cintas Corp.	(2,702)	4.6%	(58,099)
On Assignment, Inc.*	(5,590)	6.7%	(84,927)
Southern Copper Corp.	(8,565)	7.5%	(95,203)
Copart, Inc.*	(9,210)	11.1%	(141,359)
Total Custom Basket of Short Securities			(1,272,079)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[2]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[3]	Rate indicated is the 7 day yield as of March 29, 2018.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is the rate effective at March 29, 2018.
[6]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is the rate effective at March 29, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,022,984	$—	$—	$—	$—	$32,022,984
Money Market Fund	524,807	—	—	—	—	524,807
Securities Lending Collateral	88,245	—	—	—	—	88,245
Total Assets	$32,636,036	$—	$—	$—	$—	$32,636,036

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements	$—	$—	$—	$1,595,009	$—	$1,595,009

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
LONG SHORT EQUITY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$2,110,841	$5,122	$(2,116,806)	$7,831	$(6,988)	$—	—	$5,317	$—
Guggenheim Strategy Fund II	14,592	49	(14,641)	48	(48)	—	—	51	—
	$2,125,433	$5,171	$(2,131,447)	$7,879	$(7,036)	$—		$5,368	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $87,885 of securities loaned (cost $32,482,395)	$32,636,036
Cash	6,468
Receivables:
Securities sold	59,887
Dividends	35,244
Fund shares sold	8,843
Securities lending income	120
Total assets	32,746,598

Liabilities:
Unrealized depreciation on swap agreements	1,595,009
Payable for:
Securities purchased	151,492
Swap settlement	110,781
Return of securities loaned	88,245
Management fees	24,200
Distribution and service fees	13,690
Transfer agent and administrative fees	6,722
Portfolio accounting fees	2,689
Fund shares redeemed	1,570
Trustees’ fees*	880
Miscellaneous	9,739
Total liabilities	2,005,017
Commitments and contingent liabilities (Note 11)	—
Net assets	$30,741,581

Net assets consist of:
Paid in capital	$32,718,510
Accumulated net investment loss	(10,761)
Accumulated net realized loss on investments	(524,800)
Net unrealized depreciation on investments	(1,441,368)
Net assets	$30,741,581

A-Class:
Net assets	$4,011,769
Capital shares outstanding	230,384
Net asset value per share	$17.41
Maximum offering price per share(Net asset value divided by 95.25%)	$18.28

C-Class:
Net assets	$11,394,258
Capital shares outstanding	738,671
Net asset value per share	$15.43

P-Class:
Net assets	$12,613,645
Capital shares outstanding	722,047
Net asset value per share	$17.47

Institutional Class:
Net assets	$2,721,909
Capital shares outstanding	152,998
Net asset value per share	$17.79

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $118)	$565,612
Dividends from securities of affiliated issuers	5,368
Interest	10,228
Income from securities lending, net	6,717
Total investment income	587,925

Expenses:
Management fees	297,715
Distribution and service fees:
A-Class	10,751
C-Class	125,764
P-Class	34,671
Transfer agent and administrative fees	82,698
Portfolio accounting fees	33,079
Short sales dividend expense	26,830
Custodian fees	4,568
Trustees’ fees*	2,840
Line of credit fees	52
Miscellaneous	52,777
Total expenses	671,745
Net investment loss	(83,820)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,446,947
Investments in affiliated issuers	7,879
Swap agreements	946,416
Futures contracts	3,211
Securities sold short	(31,728)
Net realized gain	6,372,725
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	(1,733,149)
Investments in affiliated issuers	(7,036)
Securities sold short	233,941
Swap agreements	(1,595,009)
Futures contracts	(2,656)
Net change in unrealized appreciation(depreciation)	(3,103,909)
Net realized and unrealized gain	3,268,816
Net increase in net assets resulting from operations	$3,184,996

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(83,820)	$(347,916)
Net realized gain on investments	6,372,725	2,025,026
Net change in unrealized appreciation (depreciation) on investments	(3,103,909)	(240,014)
Net increase in net assets resulting from operations	3,184,996	1,437,096

Capital share transactions:
Proceeds from sale of shares
A-Class	577,927	1,205,531
C-Class	161,671	193,581
P-Class	2,471,294	2,123,896
Institutional Class	1,007,906	3,533,696
Cost of shares redeemed
A-Class	(1,610,474)	(7,699,271)
C-Class	(3,171,794)	(4,150,079)
P-Class	(5,035,849)	(12,473,835)
Institutional Class	(463,615)	(2,115,992)
Net decrease from capital share transactions	(6,062,934)	(19,382,473)
Net decrease in net assets	(2,877,938)	(17,945,377)

Net assets:
Beginning of year	33,619,519	51,564,896
End of year	$30,741,581	$33,619,519
Accumulated net investment loss at end of year	$(10,761)	$(26,950)

Capital share activity:
Shares sold
A-Class	33,718	78,033
C-Class	10,126	13,820
P-Class	142,498	136,345
Institutional Class	55,866	222,295
Shares redeemed
A-Class	(95,345)	(494,029)
C-Class	(209,752)	(297,144)
P-Class	(289,528)	(800,988)
Institutional Class	(26,428)	(132,630)
Net decrease in shares	(378,845)	(1,274,298)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$15.80	$15.26	$16.16	$15.07	$13.48
Income (loss) from investment operations:
Net investment income (loss)[a]	—[d]	(.09)	(.10)	(.06)	(.13)
Net gain (loss) on investments (realized and unrealized)	1.61	.63	(.80)	1.15	1.72
Total from investment operations	1.61	.54	(.90)	1.09	1.59
Net asset value, end of period	$17.41	$15.80	$15.26	$16.16	$15.07

Total Return[b]	10.19%	3.54%	(5.57%)	7.23%	11.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,012	$4,615	$10,803	$6,063	$7,552
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.59%)	(0.66%)	(0.42%)	(0.91%)
Total expenses[c,e]	1.77%	2.25%	2.53%	2.17%	2.34%
Portfolio turnover rate	328%	223%	224%	331%	256%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$14.11	$13.72	$14.64	$13.76	$12.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.18)	(.21)	(.16)	(.24)
Net gain (loss) on investments (realized and unrealized)	1.43	.57	(.71)	1.04	1.60
Total from investment operations	1.32	.39	(.92)	.88	1.36
Net asset value, end of period	$15.43	$14.11	$13.72	$14.64	$13.76

Total Return[b]	9.36%	2.77%	(6.28%)	6.40%	10.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,394	$13,235	$16,760	$19,952	$22,354
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.30%)	(1.45%)	(1.16%)	(1.79%)
Total expenses[c,e]	2.52%	2.98%	3.24%	2.92%	3.11%
Portfolio turnover rate	328%	223%	224%	331%	256%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$15.86	$15.31	$16.21	$15.12	$13.53
Income (loss) from investment operations:
Net investment income (loss)[a]	—[d]	(.09)	(.11)	(.07)	(.16)
Net gain (loss) on investments (realized and unrealized)	1.61	.64	(.79)	1.16	1.75
Total from investment operations	1.61	.55	(.90)	1.09	1.59
Net asset value, end of period	$17.47	$15.86	$15.31	$16.21	$15.12

Total Return[b]	10.15%	3.53%	(5.55%)	7.21%	11.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,614	$13,779	$23,477	$20,020	$29,287
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.58%)	(0.67%)	(0.43%)	(1.07%)
Total expenses[c,e]	1.76%	2.24%	2.50%	2.17%	2.36%
Portfolio turnover rate	328%	223%	224%	331%	256%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$16.11	$15.50	$16.38	$15.24	$13.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.03)	(.05)	(—)[d]	(.12)
Net gain (loss) on investments (realized and unrealized)	1.63	.64	(.83)	1.14	1.76
Total from investment operations	1.68	.61	(.88)	1.14	1.64
Net asset value, end of period	$17.79	$16.11	$15.50	$16.38	$15.24

Total Return[b]	10.43%	3.94%	(5.37%)	7.48%	12.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,722	$1,990	$525	$302	$12
Ratios to average net assets:
Net investment income (loss)	0.31%	(0.20%)	(0.29%)	(0.01%)	(0.82%)
Total expenses[c,e]	1.50%	1.96%	2.27%	1.95%	2.11%
Portfolio turnover rate	328%	223%	224%	331%	256%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net investment income is less than $0.01 per share.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	03/31/18	03/31/17	03/31/16	03/31/15	03/31/14
A-Class	1.68%	1.67%	1.66%	1.66%	1.68%
C-Class	2.44%	2.42%	2.41%	2.41%	2.42%
P-Class	1.69%	1.67%	1.66%	1.66%	1.67%
Institutional Class	1.43%	1.43%	1.41%	1.40%	1.42%

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

The Event Driven and Distressed Strategies Fund P-Class returned 1.07% for the one-year period ended March 29, 2018. By comparison, the S&P 500 Index returned 13.99% and the Credit Suisse Event Driven Liquid Index returned 1.39%.

The Fund gains exposure to event driven and distressed situations through various exposures such as merger arbitrage, high yield, equities, and volatility. During the period, the Fund used derivatives, such as swaps and futures, as the primary instruments to gain exposure to these factors and to provide leverage, not for hedging purposes. The fund used credit default swaps to provide efficient exposure to the high yield bond market. The results of derivatives use during the period were within our expectations and contributed to the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. Investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
Institutional Class	June 30, 2010
A-Class	June 30, 2010
C-Class	June 30, 2010
P-Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	28.6%
iShares iBoxx $ High Yield Corporate Bond ETF	10.9%
Guggenheim Strategy Fund I	3.3%
Netflix, Inc.	2.2%
Charter Communications, Inc. — Class A	1.4%
Micron Technology, Inc.	1.1%
General Motors Co.	0.9%
Tesla, Inc.	0.8%
Royal Bank of Scotland Group plc ADR	0.8%
NXP Semiconductor N.V.	0.7%
Top Ten Total	50.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	Since Inception (06/30/10)
A-Class Shares	1.07%	2.55%	4.38%
A-Class Shares with sales charge‡	(3.73%)	1.56%	3.73%
C-Class Shares	0.29%	1.77%	3.59%
C-Class Shares with CDSC§	(0.71%)	1.77%	3.59%
P-Class Shares	1.07%	2.54%	4.38%
Institutional Class Shares	1.27%	2.79%	4.64%
Credit Suisse Event Driven Liquid Index	1.39%	2.15%	4.78%
S&P 500 Index	13.99%	13.31%	15.31%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 46.3%

Consumer, Cyclical - 10.4%
General Motors Co.	1,082	$39,320
Tesla, Inc.*,1	132	35,129
Yum! Brands, Inc.	256	21,793
Hilton Worldwide Holdings, Inc.	243	19,139
American Airlines Group, Inc.	368	19,121
Dollar Tree, Inc.*	181	17,177
United Continental Holdings, Inc.*	223	15,492
MGM Resorts International	440	15,409
Lennar Corp. — Class A	251	14,794
Wynn Resorts Ltd.	80	14,589
Tata Motors Ltd. ADR*	496	12,747
Gap, Inc.	307	9,578
Norwegian Cruise Line Holdings Ltd.*	176	9,323
LKQ Corp.*	240	9,108
L Brands, Inc.	220	8,406
Aramark	191	7,556
Latam Airlines Group S.A. ADR	487	7,495
Live Nation Entertainment, Inc.*	160	6,742
PulteGroup, Inc.	227	6,694
KAR Auction Services, Inc.	104	5,637
HD Supply Holdings, Inc.*	144	5,463
Toll Brothers, Inc.	119	5,147
Hanesbrands, Inc.[1]	279	5,139
Goodyear Tire & Rubber Co.	187	4,970
Adient plc	73	4,362
Foot Locker, Inc.	94	4,281
International Game Technology plc	160	4,277
Six Flags Entertainment Corp.	67	4,171
Allison Transmission Holdings, Inc.	106	4,140
Lions Gate Entertainment Corp. — Class A1	160	4,133
Scotts Miracle-Gro Co. — Class A	45	3,859
Carter’s, Inc.	37	3,852
Mattel, Inc.[1]	273	3,590
Hilton Grand Vacations, Inc.*	83	3,571
Choice Hotels International, Inc.	44	3,526
Cinemark Holdings, Inc.	93	3,503
Wendy’s Co.	188	3,299
ILG, Inc.	97	3,018
Penske Automotive Group, Inc.	68	3,015
FirstCash, Inc.	36	2,925
Scientific Games Corp. — Class A*	70	2,912
Extended Stay America, Inc.	147	2,906
Dana, Inc.	111	2,859
Boyd Gaming Corp.	89	2,835
Beacon Roofing Supply, Inc.*	53	2,813
Michaels Companies, Inc.*	140	2,759
Cedar Fair, LP	43	2,747
Red Rock Resorts, Inc. — Class A	92	2,694
Navistar International Corp.*	77	2,693
Churchill Downs, Inc.	10	2,441
WESCO International, Inc.*	37	2,296
Allegiant Travel Co. — Class A	13	2,243
Tenneco, Inc.	40	2,195
Wolverine World Wide, Inc.	75	2,167
Taylor Morrison Home Corp. — Class A*	88	2,049
Tempur Sealy International, Inc.*	45	2,038
Eldorado Resorts, Inc.*	61	2,013
Lithia Motors, Inc. — Class A	20	2,010
Anixter International, Inc.*	26	1,969
KB Home	69	1,963
TRI Pointe Group, Inc.*	119	1,955
Penn National Gaming, Inc.*	73	1,917
Signet Jewelers Ltd.	48	1,849
Sally Beauty Holdings, Inc.*	98	1,612
Mobile Mini, Inc.	35	1,522
Meritor, Inc.*	71	1,460
Meritage Homes Corp.*	32	1,448
AMC Entertainment Holdings, Inc. — Class A	101	1,419
Rite Aid Corp.*,1	809	1,359
Brinker International, Inc.	36	1,300
MDC Holdings, Inc.	44	1,228
Cooper Tire & Rubber Co.	40	1,172
Party City Holdco, Inc.*	75	1,170
Caleres, Inc.	34	1,142
American Axle & Manufacturing Holdings, Inc.*	75	1,142
Group 1 Automotive, Inc.	17	1,111
Asbury Automotive Group, Inc.*	16	1,080
H&E Equipment Services, Inc.	28	1,078
Suburban Propane Partners, LP	48	1,057
BMC Stock Holdings, Inc.*	53	1,036
Tailored Brands, Inc.	41	1,028
GameStop Corp. — Class A	79	997
Wabash National Corp.	45	936
William Lyon Homes — Class A*	31	852
Conn’s, Inc.*	25	850
J.C. Penney Company, Inc.*	244	737
Vista Outdoor, Inc.*	45	734
M/I Homes, Inc.*	22	701
Century Communities, Inc.*	23	689
Sonic Automotive, Inc. — Class A	33	625
Titan International, Inc.	47	593
Beazer Homes USA, Inc.*	27	431
Carrols Restaurant Group, Inc.*	28	314
Perry Ellis International, Inc.*	12	310
Ferrellgas Partners, LP	77	240
Sears Holdings Corp.*	89	238
Hovnanian Enterprises, Inc. — Class A*	118	216
Total Consumer, Cyclical		461,640

Communications - 8.2%
Netflix, Inc.*	337	99,533
Charter Communications, Inc. — Class A*	206	64,111
Nokia Oyj ADR	4,416	24,155
Sirius XM Holdings, Inc.[1]	3,530	22,027
Telefonaktiebolaget LM Ericsson ADR	2,567	16,429
Sprint Corp.*,1	3,113	15,191
CenturyLink, Inc.	848	13,933

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

DISH Network Corp. — Class A*	366	$13,868
Expedia Group, Inc.	119	13,139
Symantec Corp.	479	12,382
Viacom, Inc. — Class B	318	9,877
VeriSign, Inc.*	74	8,774
CDW Corp.	120	8,437
Zayo Group Holdings, Inc.*	194	6,627
CommScope Holding Company, Inc.*	149	5,956
EchoStar Corp. — Class A*	75	3,958
ViaSat, Inc.*,1	46	3,023
Tribune Media Co. — Class A	68	2,755
Cable One, Inc.	4	2,748
Sinclair Broadcast Group, Inc. — Class A	80	2,504
AMC Networks, Inc. — Class A*	48	2,482
Nexstar Media Group, Inc. — Class A	36	2,394
GTT Communications, Inc.*	35	1,984
TEGNA, Inc.	170	1,936
Meredith Corp.	35	1,883
Plantronics, Inc.	26	1,570
Cogent Communications Holdings, Inc.	36	1,562
Gray Television, Inc.*	71	902
EW Scripps Co. — Class A	65	779
Consolidated Communications Holdings, Inc.	56	614
Gogo, Inc.*,1	70	604
ORBCOMM, Inc.*	59	553
Cincinnati Bell, Inc.*	33	457
Intelsat S.A.*	96	361
Windstream Holdings, Inc.	144	203
Total Communications		367,711

Consumer, Non-cyclical - 5.7%
HCA Healthcare, Inc.	268	25,996
Teva Pharmaceutical Industries Ltd. ADR	863	14,749
Centene Corp.*	134	14,321
United Rentals, Inc.*	66	11,400
DaVita, Inc.*	143	9,429
Teleflex, Inc.	36	9,179
Nielsen Holdings plc	277	8,806
Universal Health Services, Inc. — Class B	73	8,644
Gartner, Inc.*	71	8,351
Hologic, Inc.*	214	7,995
WellCare Health Plans, Inc.*	35	6,777
Lamb Weston Holdings, Inc.	114	6,637
Service Corporation International	144	5,435
ServiceMaster Global Holdings, Inc.*	106	5,390
WEX, Inc.*	33	5,168
Pinnacle Foods, Inc.	95	5,140
Hill-Rom Holdings, Inc.	52	4,524
Booz Allen Hamilton Holding Corp.	113	4,375
Valeant Pharmaceuticals International, Inc.*	273	4,346
Encompass Health Corp.	76	4,345
Catalent, Inc.*	104	4,270
MEDNAX, Inc.*	73	4,061
Post Holdings, Inc.*	53	4,015
Molina Healthcare, Inc.*	48	3,897
Cimpress N.V.*	24	3,713
Envision Healthcare Corp.*	93	3,574
Weight Watchers International, Inc.*	50	3,186
Avis Budget Group, Inc.*,1	62	2,904
Brink’s Co.	39	2,783
Ritchie Bros Auctioneers, Inc.	85	2,675
Acadia Healthcare Company, Inc.*	68	2,664
Performance Food Group Co.*	81	2,418
Darling Ingredients, Inc.*	130	2,249
Vector Group Ltd.	106	2,161
Sotheby’s*	41	2,104
Edgewell Personal Care Co.*	43	2,099
Laureate Education, Inc. — Class A*	144	1,980
Magellan Health, Inc.*	18	1,928
Tenet Healthcare Corp.*	77	1,867
Horizon Pharma plc*	130	1,846
TreeHouse Foods, Inc.*	46	1,760
Select Medical Holdings Corp.*	102	1,759
Central Garden & Pet Co.*	38	1,634
Cott Corp.	109	1,604
Integer Holdings Corp.*	25	1,414
FTI Consulting, Inc.*	29	1,404
Prestige Brands Holdings, Inc.*	41	1,383
LifePoint Health, Inc.*	29	1,363
Matthews International Corp. — Class A	26	1,316
Hertz Global Holdings, Inc.*	65	1,290
B&G Foods, Inc.[1]	52	1,232
Endo International plc*	179	1,063
ACCO Brands Corp.	83	1,042
Quad/Graphics, Inc.	40	1,014
Mallinckrodt plc*	68	985
Avon Products, Inc.*	330	937
Revlon, Inc. — Class A*	41	845
Cardtronics plc — Class A*	36	803
Owens & Minor, Inc.	48	746
Kindred Healthcare, Inc.*	70	640
Dean Foods Co.	74	638
AMAG Pharmaceuticals, Inc.*,1	27	544
Ingles Markets, Inc. — Class A	16	542
RR Donnelley & Sons Co.	53	463
SUPERVALU, Inc.*	30	457
Everi Holdings, Inc.*	55	361
Community Health Systems, Inc.*,1	87	345
Rent-A-Center, Inc.	35	302
BioScrip, Inc.*	101	248
Alliance One International, Inc.*	7	183
StoneMor Partners, LP	29	180
Total Consumer, Non-cyclical		255,898

Financial - 5.5%
Royal Bank of Scotland Group plc ADR*	4,707	34,832
Equinix, Inc. REIT	61	25,506
Discover Financial Services	278	19,997
SBA Communications Corp. REIT*	91	15,554
Ally Financial, Inc.	342	9,285
Unum Group	171	8,141

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Icahn Enterprises, LP	134	$7,643
Iron Mountain, Inc. REIT	222	7,295
Voya Financial, Inc.	133	6,717
Leucadia National Corp.	275	6,251
Gaming and Leisure Properties, Inc. REIT	165	5,522
CIT Group, Inc.	102	5,253
Credit Acceptance Corp.*	15	4,956
Virtu Financial, Inc. — Class A	148	4,884
Lamar Advertising Co. — Class A REIT	76	4,838
Howard Hughes Corp.*	34	4,731
LPL Financial Holdings, Inc.	70	4,275
Starwood Property Trust, Inc. REIT	204	4,274
Hanover Insurance Group, Inc.	33	3,890
CyrusOne, Inc. REIT	75	3,841
MGIC Investment Corp.*	295	3,835
Medical Properties Trust, Inc. REIT	284	3,692
Radian Group, Inc.	171	3,256
Popular, Inc.	78	3,246
BankUnited, Inc.	81	3,239
Ryman Hospitality Properties, Inc. REIT	40	3,098
CNO Financial Group, Inc.	129	2,796
Realogy Holdings Corp.	101	2,755
Navient Corp.	205	2,690
PotlatchDeltic Corp. REIT	48	2,498
Uniti Group, Inc. REIT	138	2,242
Kennedy-Wilson Holdings, Inc.	119	2,071
American Equity Investment Life Holding Co.	69	2,026
Outfront Media, Inc. REIT	107	2,005
GEO Group, Inc. REIT	96	1,965
CoreCivic, Inc. REIT	92	1,796
Five Point Holdings LLC — Class A*	113	1,611
QTS Realty Trust, Inc. — Class A REIT	39	1,413
Nationstar Mortgage Holdings, Inc.*	77	1,383
Ladder Capital Corp. — Class A REIT	87	1,312
Aircastle Ltd.	62	1,231
Mack-Cali Realty Corp. REIT	70	1,170
Genworth Financial, Inc. — Class A*	386	1,092
Och-Ziff Capital Management Group LLC — Class A	391	1,044
CareTrust REIT, Inc.	59	791
Enova International, Inc.*	26	573
iStar, Inc. REIT*	53	539
Oaktree Specialty Lending Corp.	111	467
Ocwen Financial Corp.*	103	424
Fly Leasing Ltd. ADR*	22	293
Oppenheimer Holdings, Inc. — Class A	11	283
PHH Corp.*	25	262
Total Financial		244,783

Energy - 4.5%
Continental Resources, Inc.*	293	17,272
Williams Companies, Inc.	677	16,830
Plains All American Pipeline, LP	595	13,108
Energy Transfer Equity, LP	873	12,405
Diamondback Energy, Inc.*	77	9,742
RSP Permian, Inc.*	128	6,001
Antero Resources Corp.*	253	5,022
Energen Corp.*	76	4,777
WPX Energy, Inc.*	317	4,685
Buckeye Partners, LP	121	4,524
DCP Midstream, LP	116	4,074
Equities Midstream Partners, LP	67	3,955
EnLink Midstream Partners, LP	283	3,866
Antero Midstream Partners, LP	148	3,832
Newfield Exploration Co.*	154	3,761
Transocean Ltd.*	365	3,614
Murphy Oil Corp.	136	3,514
Vermilion Energy, Inc.	95	3,067
PBF Energy, Inc. — Class A	85	2,882
Range Resources Corp.	197	2,864
CNX Resources Corp.*	177	2,731
Delek US Holdings, Inc.	65	2,645
Matador Resources Co.*	86	2,572
PDC Energy, Inc.*	52	2,550
Whiting Petroleum Corp.*	71	2,403
Chesapeake Energy Corp.*	708	2,138
Callon Petroleum Co.*	160	2,118
Southwestern Energy Co.*	472	2,044
Oasis Petroleum, Inc.*	251	2,033
Genesis Energy, LP	99	1,951
Murphy USA, Inc.*	26	1,893
QEP Resources, Inc.*	191	1,870
Weatherford International plc*,1	804	1,841
SRC Energy, Inc.*	191	1,801
Alliance Resource Partners, LP	102	1,800
Nabors Industries Ltd.	252	1,761
NextEra Energy Partners, LP	42	1,680
Sunoco, LP	65	1,658
Laredo Petroleum, Inc.*	189	1,646
SM Energy Co.	88	1,587
NuStar Energy, LP	77	1,570
Ensco plc — Class A1	349	1,532
WildHorse Resource Development Corp.*	80	1,527
Gulfport Energy Corp.*	149	1,438
McDermott International, Inc.*	227	1,383
SemGroup Corp. — Class A	63	1,348
Pattern Energy Group, Inc. — Class A	77	1,331
Rowan Companies plc — Class A*	100	1,154
Warrior Met Coal, Inc.[1]	41	1,149
NGL Energy Partners, LP	100	1,100
Superior Energy Services, Inc.*	124	1,045
Carrizo Oil & Gas, Inc.*	64	1,024
Forum Energy Technologies, Inc.*	86	946
Denbury Resources, Inc.*	313	858
Unit Corp.*	43	850
Noble Corporation plc*	200	742
Archrock Partners, LP	56	684
Resolute Energy Corp.*	19	658
Precision Drilling Corp.*	235	651
Ultra Petroleum Corp.*	150	626
Par Pacific Holdings, Inc.*	36	618

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

California Resources Corp.*	36	$617
PBF Logistics, LP	33	609
Enviva Partners, LP	20	548
SunCoke Energy, Inc.*	50	538
Baytex Energy Corp.*	187	512
American Midstream Partners, LP	42	454
HighPoint Resources Corp.*	86	437
Calumet Specialty Products Partners, LP*	60	423
Bristow Group, Inc.	28	364
Eclipse Resources Corp.*	248	357
ION Geophysical Corp.*	11	298
EP Energy Corp. — Class A*	199	267
Sanchez Energy Corp.*	69	216
Pioneer Energy Services Corp.*	62	168
Cloud Peak Energy, Inc.*	57	166
Northern Oil and Gas, Inc.*	52	103
Jones Energy, Inc. — Class A*	84	67
Total Energy		198,895

Technology - 4.3%
Micron Technology, Inc.*	912	47,552
NXP Semiconductor N.V.*	263	30,771
Western Digital Corp.	233	21,499
First Data Corp. — Class A*	696	11,136
MSCI, Inc. — Class A	70	10,463
SS&C Technologies Holdings, Inc.	160	8,582
Leidos Holdings, Inc.	118	7,717
Open Text Corp.	207	7,204
Qorvo, Inc.*	102	7,186
PTC, Inc.*	90	7,021
CDK Global, Inc.	105	6,651
Microsemi Corp.*	91	5,889
Entegris, Inc.	110	3,828
Nuance Communications, Inc.*	225	3,544
Conduent, Inc.*	163	3,038
j2 Global, Inc.	38	2,999
NCR Corp.*	93	2,932
ACI Worldwide, Inc.*	89	2,111
Amkor Technology, Inc.*	184	1,864
Engility Holdings, Inc.*	28	683
Donnelley Financial Solutions, Inc.*	27	463
Unisys Corp.*	40	430
MagnaChip Semiconductor Corp.*	27	259
Total Technology		193,822

Industrial - 3.7%
TransDigm Group, Inc.	40	12,278
Ball Corp.	272	10,801
XPO Logistics, Inc.*	93	9,468
Arconic, Inc.	372	8,571
Sensata Technologies Holding plc*	133	6,893
Orbital ATK, Inc.	45	5,967
Berry Global Group, Inc.*	102	5,590
Sealed Air Corp.	130	5,563
Crown Holdings, Inc.*	104	5,278
USG Corp.*	111	4,487
Oshkosh Corp.	58	4,481
AECOM*	123	4,383
AGCO Corp.	61	3,956
Trinity Industries, Inc.	119	3,883
Jabil, Inc.	135	3,879
Graphic Packaging Holding Co.	242	3,715
Louisiana-Pacific Corp.	110	3,165
MasTec, Inc.*	66	3,105
Energizer Holdings, Inc.	48	2,860
KLX, Inc.*	39	2,771
Summit Materials, Inc. — Class A*	91	2,755
Owens-Illinois, Inc.*	126	2,729
Norbord, Inc.	66	2,398
Silgan Holdings, Inc.	86	2,395
Terex Corp.	63	2,357
EnerSys	33	2,289
Hillenbrand, Inc.	49	2,249
Clean Harbors, Inc.*	46	2,245
Belden, Inc.	32	2,206
Itron, Inc.*	30	2,147
Welbilt, Inc.*	108	2,101
Greif, Inc. — Class A	40	2,090
Builders FirstSource, Inc.*	92	1,825
SPX FLOW, Inc.*	34	1,672
Advanced Disposal Services, Inc.*	69	1,537
Covanta Holding Corp.	104	1,508
Sanmina Corp.*	55	1,438
Masonite International Corp.*	22	1,350
EnPro Industries, Inc.	17	1,315
TTM Technologies, Inc.*	79	1,208
Boise Cascade Co.	30	1,158
General Cable Corp.	39	1,154
Ply Gem Holdings, Inc.*	53	1,145
Actuant Corp. — Class A	46	1,070
Multi-Color Corp.	16	1,057
Tennant Co.	14	948
TriMas Corp.*	35	919
Kratos Defense & Security Solutions, Inc.*	85	875
Tutor Perini Corp.*	39	860
Gibraltar Industries, Inc.*	25	846
Manitowoc Company, Inc.*	26	740
Briggs & Stratton Corp.	34	728
Griffon Corp.	36	657
Teekay Corp.[1]	80	647
Triumph Group, Inc.	24	605
Martin Midstream Partners, LP	31	419
LSB Industries, Inc.*	23	141
Hornbeck Offshore Services, Inc.*	28	81
Total Industrial		164,958

Basic Materials - 3.2%
ArcelorMittal	794	25,257
Freeport-McMoRan, Inc.	1,139	20,012
Steel Dynamics, Inc.	186	8,225
CF Industries Holdings, Inc.	187	7,056
Chemours Co.	143	6,966
Axalta Coating Systems Ltd.*	194	5,857
Huntsman Corp.	187	5,470

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

United States Steel Corp.	137	$4,821
Methanex Corp.	66	4,003
Olin Corp.	131	3,981
Kinross Gold Corp.*	968	3,824
Valvoline, Inc.	157	3,474
Ashland Global Holdings, Inc.	48	3,350
WR Grace & Co.	53	3,245
PolyOne Corp.	64	2,721
Ingevity Corp.*	33	2,432
Allegheny Technologies, Inc.*	99	2,344
Platform Specialty Products Corp.*	224	2,157
IAMGOLD Corp.*	363	1,884
Commercial Metals Co.	91	1,862
Tronox Ltd. — Class A	96	1,770
GCP Applied Technologies, Inc.*	57	1,656
Cleveland-Cliffs, Inc.*	227	1,578
Compass Minerals International, Inc.[1]	26	1,568
Hudbay Minerals, Inc.	211	1,498
Ferroglobe plc*	133	1,427
Kaiser Aluminum Corp.	13	1,312
Kraton Corp.*	25	1,193
Hecla Mining Co.	319	1,171
New Gold, Inc.*	451	1,163
Coeur Mining, Inc.*	145	1,160
Constellium N.V. — Class A*	104	1,128
Century Aluminum Co.*	68	1,125
AK Steel Holding Corp.*	241	1,092
Neenah Paper, Inc.	13	1,019
A. Schulman, Inc.	23	989
Rayonier Advanced Materials, Inc.	39	837
PH Glatfelter Co.	34	698
Koppers Holdings, Inc.*	16	658
Mercer International, Inc.	52	648
Resolute Forest Products, Inc.*	70	581
Eldorado Gold Corp.*	616	517
Clearwater Paper Corp.*	13	508
CVR Partners, LP*	86	279
Ryerson Holding Corp.*	29	236
Taseko Mines Ltd.*	180	207
Total Basic Materials		144,959

Utilities - 0.7%
FirstEnergy Corp.	366	12,447
NRG Energy, Inc.	242	7,388
AES Corp.	513	5,833
AmeriGas Partners, LP	73	2,918
Atlantica Yield plc	77	1,508
Dynegy, Inc.*	110	1,487
Total Utilities		31,581

Diversified - 0.1%
HRG Group, Inc.*	159	2,622

Total Common Stocks
(Cost $2,038,031)		2,066,869

RIGHTS††† - 0.0%**
Nexstar Media Group, Inc.
Expires 01/18/19[2]	34	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 10.9%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	5,700	488,148
Total Exchange-Traded Funds
(Cost $497,354)		488,148

MUTUAL FUNDS† - 32.0%
Guggenheim Strategy Fund II3	51,098	1,277,966
Guggenheim Strategy Fund I3	5,867	146,969
Total Mutual Funds
(Cost $1,413,112)		1,424,935

	Face Amount

REPURCHASE AGREEMENTS††,4 - 8.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[5]	$283,941	283,941
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[5]	92,913	92,913
Total Repurchase Agreements
(Cost $376,854)		376,854

	Shares

SECURITIES LENDING COLLATERAL†,6 - 10.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[7]	453,533	453,533
Total Securities Lending Collateral
(Cost $453,533)		453,533

Total Investments - 107.9%
(Cost $4,778,884)		$4,810,339
Other Assets & Liabilities, net - (7.9)%		(351,209)
Total Net Assets - 100.0%		$4,459,130

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	18	Jun 2018	$2,059,734	$9,542

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
Credit Suisse Capital, LLC	Credit Suisse Capital LLC Credit Suisse Merger Arbitrage Liquid Index	2.70%	At Maturity	02/22/19	1,525	$1,781,118	$(19,157)

Centrally Cleared Credit Default Swap Agreements Protection Sold ††,8
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Loss
Barclays Bank plc	ICE	CDX.NA.HY.30	5.00%	At Maturity	06/20/23	$2,100,000	$127,827	$130,443	$(2,616)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

*	Non-income producing security.
**	Less Than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 29, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7 day yield as of March 29, 2018.
[8]	Credit Default Swaps — See Note 2.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust
ICE — Intercontinental Exchange
CDX.NA.HY.30 Index — Credit Default Swap North America High Yield Series 30 Index

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,066,869	$—	$—	$—	$—		$2,066,869
Exchange-Traded Funds	488,148	—	—	—	—		488,148
Interest Rate Futures Contracts	—	9,542	—	—	—		9,542
Mutual Funds	1,424,935	—	—	—	—		1,424,935
Repurchase Agreements	—	—	376,854	—	—		376,854
Rights	—	—	—	—	—	**	—
Securities Lending Collateral	453,533	—	—	—	—		453,533
Total Assets	$4,433,485	$9,542	$376,854	$—	$—		$4,819,881

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Credit Default Swaps	$—	$—	$—	$2,616	$—		$2,616
Equity Index Swap Agreements	—	—	—	19,157	—		19,157
Total Liabilities	$—	$—	$—	$21,773	$—		$21,773

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended March 29, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 03/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 03/29/18	Shares 03/29/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$4,010,513	$259,381	$(4,130,000)	$22,341	$(15,266)	$146,969	5,867	$58,925	$822
Guggenheim Strategy Fund II	4,043,826	277,537	(3,050,000)	11,179	(4,576)	1,277,966	51,098	76,782	1,127
	$8,054,339	$536,918	$(7,180,000)	$33,520	$(19,842)	$1,424,935		$135,707	$1,949

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments in unaffiliated issuers, at value - including $441,105 of securities loaned(cost $2,988,918)	$3,008,550
Investments in affiliated issuers, at value(cost $1,413,112)	1,424,935
Repurchase agreements, at value (cost $376,854)	376,854
Unamortized upfront premiums paid on credit default swaps	130,443
Segregated cash with broker	10,109
Cash	359
Receivables:
Dividends	4,854
Protection fees on credit default swaps	3,500
Interest	57
Fund shares sold	1,855
Variation margin on futures contracts	1,406
Variation margin on credit default swap agreements	10,852
Investment adviser	493
Securities lending income	371
Foreign taxes reclaim	21
Total assets	4,974,659

Liabilities:
Segregated cash due to broker	23,298
Unrealized depreciation on swap agreements	19,157
Payable for:
Return of securities loaned	453,533
Swap settlement	4,102
Securities purchased	3,583
Management fees	3,493
Distribution and service fees	1,100
Transfer agent and administrative fees	970
Portfolio accounting fees	388
Trustees’ fees*	123
Fund shares redeemed	3
Miscellaneous	5,779
Total liabilities	515,529
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,459,130

Net assets consist of:
Paid in capital	$4,827,736
Undistributed net investment income	181,210
Accumulated net realized loss on investments	(569,040)
Net unrealized appreciation on investments	19,224
Net assets	$4,459,130

A-Class:
Net assets	$2,224,891
Capital shares outstanding	85,720
Net asset value per share	$25.96
Maximum offering price per share (Net asset value divided by 95.25%)	$27.25

C-Class:
Net assets	$406,065
Capital shares outstanding	16,751
Net asset value per share	$24.24

P-Class:
Net assets	$1,205,136
Capital shares outstanding	46,435
Net asset value per share	$25.95

Institutional Class:
Net assets	$623,038
Capital shares outstanding	23,491
Net asset value per share	$26.52

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $270)	$27,783
Dividends from securities of affiliated issuers	135,707
Interest	14,760
Income from securities lending, net	1,450
Total investment income	179,700

Expenses:
Management fees	85,974
Distribution and service fees:
A-Class	3,677
C-Class	4,356
P-Class	3,403
Transfer agent and administrative fees	23,882
Licensing fees	33,434
Portfolio accounting fees	9,553
Custodian fees	1,651
Trustees’ fees*	904
Line of credit fees	87
Miscellaneous	15,134
Total expenses	182,055
Less:
Expenses waived by Adviser	(12,607)
Net expenses	169,448
Net investment income	10,252

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$12,402
Investments in affiliated issuers	33,520
Distributions received from affiliated investment company shares	1,949
Swap agreements	371,151
Futures contracts	(57,063)
Net realized gain	361,959
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(26,400)
Investments in affiliated issuers	(19,842)
Swap agreements	(36,012)
Futures contracts	1,425
Net change in unrealized appreciation (depreciation)	(80,829)
Net realized and unrealized gain	281,130
Net increase in net assets resulting from operations	$291,382

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$10,252	$(12,118)
Net realized gain on investments	361,959	474,349
Net change in unrealized appreciation (depreciation) on investments	(80,829)	44,621
Net increase in net assets resulting from operations	291,382	506,852

Distributions to shareholders from:
Net investment income
A-Class	(68,747)	(29,624)
C-Class	(13,093)	(20,378)
P-Class	(38,729)	(46,774)
Institutional Class	(74,751)	(168,247)
Total distributions to shareholders	(195,320)	(265,023)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,765,430	250,425
C-Class	—	51,677
P-Class	17,441	273,654
Institutional Class	1,894,619	6,558,028
Distributions reinvested
A-Class	66,073	27,331
C-Class	13,068	20,350
P-Class	37,803	45,762
Institutional Class	74,336	167,793
Cost of shares redeemed
A-Class	(381,188)	(357,743)
C-Class	(92,977)	(471,976)
P-Class	(269,470)	(588,498)
Institutional Class	(11,498,593)	(1,244,024)
Net increase (decrease) from capital share transactions	(8,373,458)	4,732,779
Net increase (decrease) in net assets	(8,277,396)	4,974,608

Net assets:
Beginning of year	12,736,526	7,761,918
End of year	$4,459,130	$12,736,526
Undistributed net investment income at end of year	$181,210	$185,505

Capital share activity:
Shares sold
A-Class	64,594	9,471
C-Class	—	2,046
P-Class	646	10,369
Institutional Class	69,249	244,474
Shares issued from reinvestment of distributions
A-Class	2,470	1,044
C-Class	522	822
P-Class	1,413	1,747
Institutional Class	2,721	6,294
Shares redeemed
A-Class	(14,299)	(13,552)
C-Class	(3,697)	(18,794)
P-Class	(10,027)	(22,397)
Institutional Class	(416,787)	(46,313)
Net increase (decrease) in shares	(303,195)	175,211

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$26.45	$25.76	$26.82	$28.42	$27.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.07)	.03	(.31)	(.49)
Net gain (loss) on investments (realized and unrealized)	.24	1.63	(.72)	(.09)	3.09
Total from investment operations	.31	1.56	(.69)	(.40)	2.60
Less distributions from:
Net investment income	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	(1.14)	(1.74)
Total distributions	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$25.96	$26.45	$25.76	$26.82	$28.42

Total Return[b]	1.07%	6.11%	(2.52%)	(1.18%)	9.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,225	$872	$927	$1,371	$4,303
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.25%)	0.11%	(1.10%)	(1.73%)
Total expenses[c]	2.03%	2.02%	2.00%	2.01%	2.02%
Net expenses[d]	1.91%	1.90%	1.90%	1.90%	1.90%
Portfolio turnover rate	69%	47%	32%	107%	161%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$24.94	$24.52	$25.74	$27.53	$26.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.25)	(.16)	(.45)	(.67)
Net gain (loss) on investments (realized and unrealized)	.27	1.54	(.69)	(.14)	2.99
Total from investment operations	.10	1.29	(.85)	(.59)	2.32
Less distributions from:
Net investment income	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	(1.14)	(1.74)
Total distributions	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$24.24	$24.94	$24.52	$25.74	$27.53

Total Return[b]	0.29%	5.31%	(3.25%)	(1.92%)	8.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$406	$497	$879	$1,230	$1,253
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.98%)	(0.64%)	(1.68%)	(2.45%)
Total expenses[c]	2.78%	2.77%	2.75%	2.75%	2.77%
Net expenses[d]	2.66%	2.64%	2.65%	2.65%	2.65%
Portfolio turnover rate	69%	47%	32%	107%	161%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$26.45	$25.76	$26.82	$28.42	$27.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.06)	.02	(.29)	(.49)
Net gain (loss) on investments (realized and unrealized)	.28	1.62	(.71)	(.11)	3.08
Total from investment operations	.30	1.56	(.69)	(.40)	2.59
Less distributions from:
Net investment income	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	(1.14)	(1.74)
Total distributions	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$25.95	$26.45	$25.76	$26.82	$28.42

Total Return[b]	1.07%	6.11%	(2.52%)	(1.18%)	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,205	$1,439	$1,667	$3,318	$6,809
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.24%)	0.09%	(1.05%)	(1.72%)
Total expenses[c]	2.03%	2.02%	2.00%	2.01%	2.02%
Net expenses[d]	1.91%	1.90%	1.90%	1.90%	1.90%
Portfolio turnover rate	69%	47%	32%	107%	161%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value, beginning of period	$26.96	$26.18	$27.17	$28.71	$27.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	—[e]	.10	(.16)	(.42)
Net gain (loss) on investments (realized and unrealized)	.32	1.65	(.72)	(.18)	3.11
Total from investment operations	.36	1.65	(.62)	(.34)	2.69
Less distributions from:
Net investment income	(.80)	(.87)	(.37)	(.06)	—
Net realized gains	—	—	—	(1.14)	(1.74)
Total distributions	(.80)	(.87)	(.37)	(1.20)	(1.74)
Net asset value, end of period	$26.52	$26.96	$26.18	$27.17	$28.71

Total Return[b]	1.27%	6.36%	(2.23%)	(0.96%)	9.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$623	$9,929	$4,289	$3,746	$975
Ratios to average net assets:
Net investment income (loss)	0.14%	0.01%	0.37%	(0.57%)	(1.46%)
Total expenses[c]	1.79%	1.78%	1.75%	1.75%	1.77%
Net expenses[d]	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate	69%	47%	32%	107%	161%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net investment income is less than $0.01 per share.
*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Emerging Markets 2x Strategy Fund H-Class returned 42.95%, while the BNY Mellon Emerging Markets 50 ADR Index returned 23.39% over the same period. For comparison, the S&P 500 Index returned 13.99%.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing the most to the performance of the underlying index were Information Technology and Financials. The sectors detracting the most from the return of the underlying index were Industrials and Utilities.

Among the stocks in the underlying benchmark which rose the most over the past year were Alibaba Group Holding Ltd, Petrobras SA, and Vale SA. Those which fell the most over the past year were BRF SA, Grupo Televisa SAB, and Korea Electric Power Corp (KEPCO).

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were factors in the fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

COUNTRY DIVERSIFICATION

Country	% Long Term Investments
China	36%
Brazil	18%
Taiwan, Province of China	15%
India	8%
Republic of Korea	8%
Mexico	5%
Cayman Islands	3%
Other	7%
Total Securities	100%

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	11.3%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8.7%
Baidu, Inc. ADR	3.3%
China Mobile Ltd. ADR	2.7%
Itau Unibanco Holding S.A. ADR	2.7%
Vale S.A. ADR	2.4%
HDFC Bank Ltd. ADR	2.2%
Banco Bradesco S.A. ADR	1.9%
Infosys Ltd. ADR	1.8%
Ambev S.A. ADR	1.7%
Top Ten Total	38.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	42.97%	3.76%	(3.56%)
A-Class Shares with sales charge‡	36.19%	2.76%	(4.19%)
C-Class Shares	41.87%	3.08%	(4.10%)
C-Class Shares with CDSC§	40.87%	3.08%	(4.10%)
H-Class Shares	42.95%	3.68%	(3.56%)
BNY Mellon Emerging Markets 50 ADR Index	23.39%	5.20%	1.97%
S&P 500 Index	13.99%	13.31%	13.81%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 29, 2018
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 63.1%

Communications - 25.9%
Alibaba Group Holding Ltd. ADR*	19,074	$3,500,842
Baidu, Inc. ADR*	4,539	1,013,060
China Mobile Ltd. ADR	18,299	837,179
JD.com, Inc. ADR*	12,835	519,689
America Movil SAB de CV — Class L ADR	19,320	368,819
Ctrip.com International Ltd. ADR*	6,673	311,095
Chunghwa Telecom Company Ltd. ADR	6,291	244,468
Telekomunikasi Indonesia Persero Tbk PT ADR	8,174	215,957
SK Telecom Company Ltd. ADR	5,893	142,434
China Unicom Hong Kong Ltd. ADR	10,128	129,942
58.com, Inc. ADR*	1,500	119,790
Grupo Televisa SAB ADR	7,242	115,582
Vipshop Holdings Ltd. ADR*	6,340	105,371
Telefonica Brasil S.A. ADR	6,854	105,278
Weibo Corp. ADR*	861	102,924
China Telecom Corporation Ltd. ADR	2,297	102,171
Mobile TeleSystems PJSC ADR	8,434	96,063
Total Communications		8,030,664

Technology - 12.5%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	61,797	2,704,237
Infosys Ltd. ADR[1]	31,448	561,347
NetEase, Inc. ADR	1,224	343,197
Advanced Semiconductor Engineering, Inc. ADR	23,426	170,073
Wipro Ltd. ADR	17,965	92,699
Total Technology		3,871,553

Financial - 8.7%
HDFC Bank Ltd. ADR	6,961	687,538
Banco Bradesco S.A. ADR	50,552	600,558
KB Financial Group, Inc. ADR	6,574	380,898
China Life Insurance Company Ltd. ADR	24,630	344,574
Shinhan Financial Group Company Ltd. ADR	7,848	332,755
ICICI Bank Ltd. ADR	26,009	230,179
Woori Bank ADR	3,021	124,979
Total Financial		2,701,481

Energy - 6.0%
CNOOC Ltd. ADR	2,660	393,334
China Petroleum & Chemical Corp. ADR	4,222	373,563
Petroleo Brasileiro S.A. ADR*	24,635	348,339
Sasol Ltd. ADR	9,801	333,528
PetroChina Company Ltd. ADR	3,492	243,532
Ultrapar Participacoes S.A. ADR	7,183	155,296
Total Energy		1,847,592

Basic Materials - 4.1%
Vale S.A. ADR	57,722	734,224
	5,310	418,693
Vedanta Ltd. ADR	6,921	121,602
Total Basic Materials		1,274,519

Consumer, Non-cyclical - 4.0%
Ambev S.A. ADR	72,835	529,510
Fomento Economico Mexicano SAB de CV ADR	3,577	327,045
TAL Education Group ADR	4,741	175,844
BeiGene Ltd. ADR*	804	135,072
BRF S.A. ADR*	10,354	71,650
Total Consumer, Non-cyclical		1,239,121

Industrial - 0.8%
Cemex SAB de CV ADR*	24,105	159,575
LG Display Company Ltd. ADR	7,343	88,850
Total Industrial		248,425

Utilities - 0.8%
Korea Electric Power Corp. ADR	8,500	130,815
Enel Americas S.A. ADR	9,318	108,275
Total Utilities		239,090

Consumer, Cyclical - 0.3%
Latam Airlines Group S.A. ADR	6,323	97,311

Total Common Stocks
(Cost $18,394,737)		19,549,756

PREFERRED STOCKS† - 4.2%
Financial - 2.7%
Itau Unibanco Holding S.A. ADR	53,466	834,070

Energy - 1.5%
Petroleo Brasileiro S.A. ADR *	34,768	451,636
Total Preferred Stocks
(Cost $1,119,692)		1,285,706

	Face Amount

REPURCHASE AGREEMENTS††,2 - 29.5%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[3]	$6,882,495	6,882,495
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[3]	2,252,136	2,252,136
Total Repurchase Agreements
(Cost $9,134,631)		9,134,631

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 29, 2018
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.49%[5]	221,465	$221,465
Total Securities Lending Collateral
(Cost $221,465)		221,465

Total Investments - 97.5%
(Cost $28,870,525)		$30,191,558
Other Assets & Liabilities, net - 2.5%		788,095
Total Net Assets - 100.0%		$30,979,653

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
MSCI EAFE Index Mini Futures Contracts	42	Jun 2018	$2,494,170	$39,759

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index[6]	2.29%	At Maturity	04/27/18	9,093	$25,802,420	$334,171
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index[6]	2.39%	At Maturity	04/30/18	4,533	12,863,493	154,083
						$38,665,913	$488,254

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 29, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7 day yield as of March 29, 2018.
[6]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at March 29, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,549,756	$—	$—	$—	$—	$19,549,756
Equity Futures Contracts	—	39,759	—	—	—	39,759
Equity Index Swap Agreements	—	—	—	488,254	—	488,254
Preferred Stocks	1,285,706	—	—	—	—	1,285,706
Repurchase Agreements	—	—	9,134,631	—	—	9,134,631
Securities Lending Collateral	221,465	—	—	—	—	221,465
Total Assets	$21,056,927	$39,759	$9,134,631	$488,254	$—	$30,719,571

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Investments, at value - including $214,628 of securities loaned (cost $19,735,894)	$21,056,927
Repurchase agreements, at value (cost $9,134,631)	9,134,631
Cash	8,090
Segregated cash with broker	88,400
Unrealized appreciation on swap agreements	488,254
Receivables:
Fund shares sold	1,558,147
Variation margin	41,789
Interest	1,367
Dividends	291
Foreign taxes reclaim	215
Securities lending income	16
Total assets	32,378,127

Liabilities:
Payable for:
Fund shares redeemed	809,889
Swap settlement	332,699
Return of securities loaned	221,465
Management fees	15,319
Distribution and service fees	4,597
Transfer agent and administrative fees	4,255
Portfolio accounting fees	2,553
Trustees’ fees*	461
Miscellaneous	7,236
Total liabilities	1,398,474
Commitments and contingent liabilities (Note 11)	—
Net assets	$30,979,653

Net assets consist of:
Paid in capital	$36,108,825
Accumulated net investment loss	(28,110)
Accumulated net realized loss on investments	(6,950,108)
Net unrealized appreciation on investments	1,849,046
Net assets	$30,979,653

A-Class:
Net assets	$3,187,304
Capital shares outstanding	36,552
Net asset value per share	$87.20
Maximum offering price per share (Net asset value divided by 95.25%)	$91.55

C-Class:
Net assets	$522,453
Capital shares outstanding	6,253
Net asset value per share	$83.55

H-Class:
Net assets	$27,269,896
Capital shares outstanding	312,696
Net asset value per share	$87.21

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Dividends (net of foreign withholding tax of $2,041)	$199,981
Interest	73,252
Income from securities lending, net	819
Total investment income	274,052

Expenses:
Management fees	169,111
Distribution and service fees:
A-Class	7,913
C-Class	6,073
H-Class	37,548
Transfer agent and administrative fees	46,977
Portfolio accounting fees	28,187
Custodian fees	2,540
Trustees’ fees*	1,236
Miscellaneous	36,909
Total expenses	336,494
Net investment loss	(62,442)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,185,031
Swap agreements	2,679,651
Futures contracts	87,912
Net realized gain	3,952,594
Net change in unrealized appreciation (depreciation) on:
Investments	936,966
Swap agreements	497,198
Futures contracts	49,142
Net change in unrealized appreciation (depreciation)	1,483,306
Net realized and unrealized gain	5,435,900
Net increase in net assets resulting from operations	$5,373,458

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(62,442)	$(121,807)
Net realized gain on investments	3,952,594	4,636,273
Net change in unrealized appreciation (depreciation) on investments	1,483,306	(1,024,456)
Net increase in net assets resulting from operations	5,373,458	3,490,010

Capital share transactions:
Proceeds from sale of shares
A-Class	6,131,324	7,359,066
C-Class	3,925,967	9,705,258
H-Class	373,113,720	466,810,421
Cost of shares redeemed
A-Class	(4,525,625)	(10,731,054)
C-Class	(3,883,376)	(9,726,582)
H-Class	(356,843,696)	(476,717,148)
Net increase (decrease) from capital share transactions	17,918,314	(13,300,039)
Net increase (decrease) in net assets	23,291,772	(9,810,029)

Net assets:
Beginning of year	7,687,881	17,497,910
End of year	$30,979,653	$7,687,881
Accumulated net investment loss at end of year	$(28,110)	$(27,012)

Capital share activity:
Shares sold
A-Class	83,793	150,599
C-Class	54,710	187,596
H-Class	4,752,146	9,608,705
Shares redeemed
A-Class	(57,545)	(229,335)
C-Class	(54,588)	(187,698)
H-Class	(4,549,243)	(9,794,119)
Net increase (decrease) in shares	229,273	(264,252)

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$60.99	$44.79	$60.50	$66.27	$73.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.48)	(.23)	(.37)	(.54)
Net gain (loss) on investments (realized and unrealized)	26.45	16.68	(14.83)	(5.40)	(6.78)
Total from investment operations	26.21	16.20	(15.06)	(5.77)	(7.32)
Less distributions from:
Net investment income	—	—	(.65)	—	—
Total distributions	—	—	(.65)	—	—
Net asset value, end of period	$87.20	$60.99	$44.79	$60.50	$66.27

Total Return[b]	42.97%	36.17%	(24.84%)	(8.72%)	(9.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,187	$628	$3,988	$382	$744
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.96%)	(0.48%)	(0.53%)	(0.82%)
Total expenses	1.76%	1.76%	1.75%	1.75%	1.81%
Net expenses	1.76%	1.76%	1.75%	1.75%	1.76%
Portfolio turnover rate	1,006%	2,568%	2,874%	1,085%	1,412%

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$58.90	$43.56	$59.37	$65.46	$72.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.79)	(.74)	(.73)	(1.04)
Net gain (loss) on investments (realized and unrealized)	25.26	16.13	(14.42)	(5.36)	(6.42)
Total from investment operations	24.65	15.34	(15.16)	(6.09)	(7.46)
Less distributions from:
Net investment income	—	—	(.65)	—	—
Total distributions	—	—	(.65)	—	—
Net asset value, end of period	$83.55	$58.90	$43.56	$59.37	$65.46

Total Return[b]	41.87%	35.19%	(25.48%)	(9.32%)	(10.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522	$361	$271	$1,287	$409
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(1.55%)	(1.49%)	(0.99%)	(1.73%)
Total expenses	2.56%	2.50%	2.46%	2.48%	2.66%
Net expenses	2.56%	2.50%	2.46%	2.48%	2.61	%c
Portfolio turnover rate	1,006%	2,568%	2,874%	1,085%	1,412%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$61.01	$44.84	$60.61	$66.37	$73.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.42)	(.41)	.20	(.34)
Net gain (loss) on investments (realized and unrealized)	26.45	16.59	(14.71)	(5.96)	(7.16)
Total from investment operations	26.20	16.17	(15.12)	(5.76)	(7.50)
Less distributions from:
Net investment income	—	—	(.65)	—	—
Total distributions	—	—	(.65)	—	—
Net asset value, end of period	$87.21	$61.01	$44.84	$60.61	$66.37

Total Return[b]	42.95%	36.04%	(24.88%)	(8.71%)	(10.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,270	$6,698	$13,238	$2,136	$4,719
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.82%)	(0.76%)	0.25%	(0.51%)
Total expenses	1.77%	1.76%	1.74%	1.75%	1.80%
Net expenses	1.77%	1.76%	1.74%	1.75%	1.74	%c
Portfolio turnover rate	1,006%	2,568%	2,874%	1,085%	1,412%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Reverse share split — Per share amounts for the year ended March 31, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 29, 2018, Inverse Emerging Markets 2x Strategy Fund H-Class returned -38.46%, while the BNY Mellon Emerging Markets 50 ADR Index returned 23.39% over the same period. For comparison, the S&P 500 Index returned 13.99%.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing the most to the performance of the underlying index were Information Technology and Financials. The sectors detracting the most from the return of the underlying index were Industrials and Utilities.

Among the stocks in the underlying benchmark which rose the most over the past year were Alibaba Group Holding Ltd, Petrobras SA, and Vale SA. Those which fell the most over the past year were BRF SA, Grupo Televisa SAB, and Korea Electric Power Corp (KEPCO).

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	(38.35%)	(19.46%)	(16.58%)
A-Class Shares with sales charge‡	(41.28%)	(20.25%)	(17.12%)
C-Class Shares	(38.77%)	(20.06%)	(16.51%)
C-Class Shares with CDSC§	(39.39%)	(20.06%)	(16.51%)
H-Class Shares	(38.46%)	(19.59%)	(16.67%)
BNY Mellon Emerging Markets 50 ADR Index	23.39%	5.20%	1.97%
S&P 500 Index	13.99%	13.31%	13.81%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares
‡	Fund returns are calculated using the maximum sales charge of 4.75%.and H-Class shares only; performance for C-Class shares will vary due to difFerences in fee structure.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 96.2%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[2]	$583,444	$583,444
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[2]	190,919	190,919
Total Repurchase Agreements
(Cost $774,363)		774,363

Total Investments - 96.2%
(Cost $774,363)		$774,363
Other Assets & Liabilities, net - 3.8%		30,453
Total Net Assets - 100.0%		$804,816

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index[3]	(1.49%)	At Maturity	04/30/18	148	$419,445	$(7,343)
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index[3]	(1.29%)	At Maturity	04/27/18	418	1,186,823	(14,245)
						$1,606,268	$(21,588)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6
[2]	All or a portion of this security is pledged as equity index swap collateral at March 29, 2018.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at March 29, 2018.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$774,363	$—	$—	$774,363

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$21,588	$—	$21,588

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Repurchase agreements, at value (cost $774,363)	$774,363
Receivables:
Fund shares sold	135,645
Swap settlement	8,013
Interest	115
Total assets	918,136

Liabilities:
Unrealized depreciation on swap agreements	21,588
Payable for:
Fund shares redeemed	90,420
Management fees	339
Distribution and service fees	106
Transfer agent and administrative fees	94
Trustees’ fees*	61
Portfolio accounting fees	57
Miscellaneous	655
Total liabilities	113,320
Commitments and contingent liabilities (Note 11)	—
Net assets	$804,816

Net assets consist of:
Paid in capital	$18,518,698
Accumulated net investment loss	(6,722)
Accumulated net realized loss on investments	(17,685,572)
Net unrealized depreciation on investments	(21,588)
Net assets	$804,816

A-Class:
Net assets	$42,945
Capital shares outstanding	1,099
Net asset value per share	$39.08
Maximum offering price per share (Net asset value divided by 95.25%)	$41.04

C-Class:
Net assets	$18,531
Capital shares outstanding	471
Net asset value per share	$39.34

H-Class:
Net assets	$743,340
Capital shares outstanding	19,171
Net asset value per share	$38.77

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Interest	$14,652
Total investment income	14,652

Expenses:
Management fees	12,143
Distribution and service fees:
A-Class	138
C-Class	362
H-Class	3,152
Transfer agent and administrative fees	3,377
Portfolio accounting fees	2,027
Custodian fees	179
Trustees’ fees*	130
Miscellaneous	2,531
Total expenses	24,039
Net investment loss	(9,387)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(360,880)
Futures contracts	(12,691)
Net realized loss	(373,571)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(28,330)
Futures contracts	(648)
Net change in unrealized appreciation (depreciation)	(28,978)
Net realized and unrealized loss	(402,549)
Net decrease in net assets resulting from operations	$(411,936)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,387)	$(54,342)
Net realized loss on investments	(373,571)	(38,162)
Net change in unrealized appreciation (depreciation) on investments	(28,978)	51,297
Net decrease in net assets resulting from operations	(411,936)	(41,207)

Capital share transactions:
Proceeds from sale of shares
A-Class	678,533	13,480,032
C-Class	722,941	9,025,499
H-Class	96,279,514	132,741,268
Cost of shares redeemed
A-Class	(736,923)	(13,425,091)
C-Class	(761,962)	(9,161,419)
H-Class	(95,954,095)	(158,785,532)
Net increase (decrease) from capital share transactions	228,008	(26,125,243)
Net decrease in net assets	(183,928)	(26,166,450)

Net assets:
Beginning of year	988,744	27,155,194
End of year	$804,816	$988,744
Accumulated net investment loss at end of year	$(6,722)	$(7,485)

Capital share activity:
Shares sold
A-Class	18,625	130,919 *
C-Class	18,264	113,460 *
H-Class	2,113,995	1,618,259 *
Shares redeemed
A-Class	(18,196)	(134,646)*
C-Class	(18,662)	(116,168)*
H-Class	(2,108,958)	(1,864,161)*
Net increase (decrease) in shares	5,068	(252,337)*

*	Capital share activity for the year ended March 31, 2017, has been restated to reflect a 1:6 reverse share split effective October 31, 2016.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$63.42	$101.83	$101.26	$110.02	$115.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(1.42)	(1.92)	(1.74)	(2.10)
Net gain (loss) on investments (realized and unrealized)	(24.06)	(36.99)	2.49	(7.02)	(3.23)
Total from investment operations	(24.34)	(38.41)	.57	(8.76)	(5.33)
Net asset value, end of period	$39.08	$63.42	$101.83	$101.26	$110.02

Total Return[b]	(38.35%)	(37.72%)	0.53%	(7.96%)	(4.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43	$42	$448	$62	$4,859
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(1.50%)	(1.59%)	(1.74%)	(1.74%)
Total expenses	1.76%	1.75%	1.75%	1.75%	1.78%
Net expenses	1.76%	1.75%	1.75%	1.75%	1.75	%c
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[c,d]
Per Share Data
Net asset value, beginning of period	$64.21	$103.83	$104.23	$114.21	$120.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(1.88)	(2.82)	(2.34)	(3.12)
Net gain (loss) on investments (realized and unrealized)	(24.13)	(37.74)	2.42	(7.64)	(3.12)
Total from investment operations	(24.87)	(39.62)	(.40)	(9.98)	(6.24)
Net asset value, end of period	$39.34	$64.21	$103.83	$104.23	$114.21

Total Return[b]	(38.77%)	(38.17%)	(0.29%)	(8.78%)	(5.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19	$56	$371	$102	$262
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(2.20%)	(2.44%)	(2.47%)	(2.44%)
Total expenses	2.49%	2.48%	2.50%	2.48%	2.48%
Net expenses	2.49%	2.48%	2.50%	2.48%	2.46	%c
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]	Year Ended March 31, 2014[d]
Per Share Data
Net asset value, beginning of period	$63.00	$101.28	$100.80	$109.97	$115.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(1.23)	(2.04)	(1.68)	(2.10)
Net gain (loss) on investments (realized and unrealized)	(23.93)	(37.05)	2.52	(7.49)	(3.24)
Total from investment operations	(24.23)	(38.28)	.48	(9.17)	(5.34)
Net asset value, end of period	$38.77	$63.00	$101.28	$100.80	$109.97

Total Return[b]	(38.46%)	(37.80%)	0.48%	(8.35%)	(4.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$743	$890	$26,336	$23,091	$5,815
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(1.46%)	(1.65%)	(1.71%)	(1.74%)
Total expenses	1.77%	1.76%	1.74%	1.73%	1.78%
Net expenses	1.77%	1.76%	1.74%	1.73%	1.76	%c
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 29, 2018

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned 2.19% for the one-year period ended March 29, 2018. By comparison, the ICE Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 3.74% over the same period.

Increased global economic stability over the past year has led to the contraction of credit spreads across most emerging markets countries. In addition, the stabilization of oil prices has had a positive effect on the credit spread of countries with a high dependency on oil prices.

Panama, Malaysia, and Chile were among the countries which experienced the largest decreases in credit spreads. During this period, Lebanon was added to the Emerging Market credit default swap. Venezuela experienced a credit event (default) during this period and was removed from the Emerging Market credit default swap.

Derivatives in the Fund were used to help provide efficient exposure to the emerging markets bond market and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The fund invests principally in derivative instruments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 29, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 29, 2018

	1 Year	Since Inception (10/08/13)
A-Class Shares	2.18%	1.56%
A-Class Shares with sales charge‡	(2.68%)	0.46%
C-Class Shares	1.41%	0.69%
C-Class Shares with CDSC§	0.41%	0.69%
H-Class Shares	2.19%	1.46%
ICE Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	3.74%	5.68%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA ML US Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 29, 2018
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 86.1%
JPMorgan Chase & Co. issued 03/29/18 at 1.80% due 04/02/18[2]	$528,049	$528,049
Bank of America Merrill Lynch issued 03/29/18 at 1.78% due 04/02/18[2]	172,792	172,792
Total Repurchase Agreements
(Cost $700,841)		700,841

Total Investments - 86.1%
(Cost $700,841)		$700,841
Other Assets & Liabilities, net - 13.9%		113,317
Total Net Assets - 100.0%		$814,158

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	4	Jun 2018	$457,907	$2,212
U.S. Treasury 10 Year Note Futures Contracts	1	Jun 2018	121,156	1,139
			$579,063	$3,351

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Credit Swap Agreements††
Goldman Sachs International	Powershares Emerging Markets Sovereign Debt Portfolio ETF Swap[4]	2.33%	At Maturity	04/24/18	5,680	$160,382	$1,625
Goldman Sachs International	iShares JPMorgan USD Emerging Markets Bond ETF Swap[5]	2.23%	At Maturity	04/24/18	1,458	164,518	1,572
						$324,900	$3,197

Centrally Cleared Credit Default Swap Agreements Protection Sold††,3
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Gain
Barclays Bank plc	ICE	CDX.EM-29 Index	1.00%	Quarterly	06/20/23	$650,000	$(11,417)	$(13,348)	$1,931

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	March 29, 2018
EMERGING MARKETS BOND STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as credit index swap collateral at March 29, 2018.
[3]	Credit Default Swaps — See Note 2.
[4]	Total Return based on Power Shares Emerging Markets Sovereign Debt Portfolio +/- financing at a variable rate. Rate indicated is rate effective at March 29, 2018.
[5]	Total Return based on iShares JP Morgan USD Emerging Markets Bond ETF +/- financing at a variable rate. Rate indicated is rate effective at March 29, 2018.
CDX.EM-29 Index — Credit Default Swap Emerging Markets Series 29 Index
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 29, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swaps	$—	$—	$—	$1,931	$—	$1,931
Credit Index Swap Agreements	—	—	—	3,197	—	3,197
Interest Rate Futures Contracts	—	3,351	—	—	—	3,351
Repurchase Agreements	—	—	700,841	—	—	700,841
Total Assets	$—	$3,351	$700,841	$5,128	$—	$709,320

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended March 29, 2018, there were no transfers between levels.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 29, 2018

Assets:
Repurchase agreements, at value (cost $700,841)	$700,841
Segregated cash with broker	123,451
Unrealized appreciation on swap agreements	3,197
Receivables:
Variation margin on futures contracts	750
Variation margin on credit default swap agreements	1,123
Protection fees on credit default swaps	217
Interest	105
Fund shares sold	27
Total assets	829,711

Liabilities:
Unamortized upfront premiums received on credit default swaps	13,348
Payable for:
Fund shares redeemed	818
Management fees	541
Distribution and service fees	234
Transfer agent and administrative fees	181
Portfolio accounting fees	108
Trustees’ fees*	27
Swap settlement	18
Miscellaneous	278
Total liabilities	15,553
Commitments and contingent liabilities (Note 11)	—
Net assets	$814,158

Net assets consist of:
Paid in capital	$916,108
Distributions in excess of net investment income	(15,471)
Accumulated net realized loss on investments	(94,958)
Net unrealized appreciation on investments	8,479
Net assets	$814,158

A-Class:
Net assets	$116,296
Capital shares outstanding	1,584
Net asset value per share	$73.42
Maximum offering price per share (Net asset value divided by 95.25%)	$77.07

C-Class:
Net assets	$82,458
Capital shares outstanding	1,176
Net asset value per share	$70.12

H-Class:
Net assets	$615,404
Capital shares outstanding	8,432
Net asset value per share	$72.98

STATEMENT OF OPERATIONS
Year Ended March 29, 2018

Investment Income:
Interest	$10,072
Total investment income	10,072

Expenses:
Management fees	9,076
Distribution and service fees:
A-Class	354
C-Class	1,546
H-Class	2,289
Transfer agent and administrative fees	3,027
Portfolio accounting fees	1,817
Custodian fees	159
Trustees’ fees*	73
Miscellaneous	1,943
Total expenses	20,284
Net investment loss	(10,212)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	28,832
Futures contracts	(19,165)
Net realized gain	9,667
Net change in unrealized appreciation (depreciation) on:
Swap agreements	4,730
Futures contracts	1,662
Net change in unrealized appreciation (depreciation)	6,392
Net realized and unrealized gain	16,059
Net increase in net assets resulting from operations	$5,847

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 29, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(10,212)	$(79,467)
Net realized gain on investments	9,667	53,964
Net change in unrealized appreciation (depreciation) on investments	6,392	(9,101)
Net increase (decrease) in net assets resulting from operations	5,847	(34,604)

Distributions to shareholders from:
Net investment income
A-Class	(168)	(62,397)
C-Class	(303)	(5,813)
H-Class	(1,182)	(31,424)
Net realized gains
A-Class	—	(8,051)
C-Class	—	(642)
H-Class	—	(24,807)
Total distributions to shareholders	(1,653)	(133,134)

Capital share transactions:
Proceeds from sale of shares
A-Class	130,039	46,123,639
C-Class	183,393	129,666
H-Class	5,454,762	20,306,109
Distributions reinvested
A-Class	83	66,839
C-Class	303	5,889
H-Class	1,137	54,879
Cost of shares redeemed
A-Class	(129,561)	(46,053,913)
C-Class	(194,341)	(170,836)
H-Class	(5,310,619)	(20,219,716)
Net increase from capital share transactions	135,196	242,556
Net increase in net assets	139,390	74,818

Net assets:
Beginning of year	674,768	599,950
End of year	$814,158	$674,768
Distributions in excess of net investment income	$(15,471)	$—

Capital share activity:
Shares sold
A-Class	1,777	601,198 *
C-Class	2,590	1,803 *
H-Class	73,804	273,867 *
Shares issued from reinvestment of distributions
A-Class	1	963 *
C-Class	4	88 *
H-Class	15	778 *
Shares redeemed
A-Class	(1,760)	(604,151)*
C-Class	(2,721)	(2,423)*
H-Class	(71,986)	(270,980)*
Net increase in shares	1,724	1,143 *

*	Capital share activity for year presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 11.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Period Ended March 31, 2014[a,c]
Per Share Data
Net asset value, beginning of period	$71.93	$72.75	$81.52	$100.68	$100.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.55)	(.91)	1.12	(1.44)	(.84)
Net gain (loss) on investments (realized and unrealized)	2.13	3.87	2.23	(3.76)	1.52
Total from investment operations	1.58	2.96	3.35	(5.20)	.68
Less distributions from:
Net investment income	(.09)	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	(.08)	—	—	—
Total distributions	(.09)	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$73.42	$71.93	$72.75	$81.52	$100.68

Total Return[d]	2.18%	4.62%	5.13%	(5.31%)	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116	$113	$259	$39	$499
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.19%)	1.59%	(1.50%)	(1.78%)
Total expenses	1.58%	1.58%	1.58%	1.71%	1.83%
Portfolio turnover rate	—	733%	21,555%	655%	—

C-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Period Ended March 31, 2014[a,c]
Per Share Data
Net asset value, beginning of period	$69.22	$70.54	$80.35	$100.37	$100.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.06)	(1.10)	(1.00)	(1.80)	(1.12)
Net gain (loss) on investments (realized and unrealized)	2.05	3.56	3.31	(4.26)	1.49
Total from investment operations	.99	2.46	2.31	(6.06)	.37
Less distributions from:
Net investment income	(.09)	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	(.08)	—	—	—
Total distributions	(.09)	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$70.12	$69.22	$70.54	$80.35	$100.37

Total Return[d]	1.41%	4.09%	3.73%	(6.19%)	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82	$90	$129	$34	$10
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.54%)	(1.33%)	(1.85%)	(2.34%)
Total expenses	2.34%	2.33%	2.32%	2.24%	2.39%
Portfolio turnover rate	—	733%	21,555%	655%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]	Period Ended March 31, 2014[a,c]
Per Share Data
Net asset value, beginning of period	$71.51	$72.19	$81.18	$100.73	$100.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.55)	(.28)	(.44)	(1.56)	(.76)
Net gain (loss) on investments (realized and unrealized)	2.11	3.38	3.57	(4.03)	1.49
Total from investment operations	1.56	3.10	3.13	(5.59)	.73
Less distributions from:
Net investment income	(.09)	(3.70)	(12.12)	(13.96)	—
Net realized gains	—	(.08)	—	—	—
Total distributions	(.09)	(3.78)	(12.12)	(13.96)	—
Net asset value, end of period	$72.98	$71.51	$72.19	$81.18	$100.73

Total Return[d]	2.19%	4.85%	4.82%	(5.74%)	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$615	$472	$212	$153	$5,580
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.38%)	(0.55%)	(1.64%)	(1.62%)
Total expenses	1.58%	1.54%	1.56%	1.74%	1.64%
Portfolio turnover rate	—	733%	21,555%	655%	—

[a]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 29, 2018, the Trust consisted of fifty-three funds.

This report covers the Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class, H-Class, P-Class and Institutional Class shares had been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

March 29, 2018 represents the last day during the Funds’ annual period on which the New York Stock Exchange (“NYSE”) was open for trading. The Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ NAV calculations used for shareholder transactions.

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 29, 2018, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, under the direction of the Board, using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense.Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 29, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.68% at March 29, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Index exposure, Duration, Liquidity	$4,653,478	$—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	750,719	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	43,639
Emerging Markets Bond Strategy Fund	Index exposure, Duration, Leverage, Liquidity	653,191	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$23,164,249	$33,938,470
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity	2,048,339	—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	24,986,721	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,023,905
Emerging Markets Bond Strategy Fund	Index exposure, Duration, Leverage, Liquidity	479,647	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Duration, Index exposure, Liquidity	$—	$4,732,299
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	—	745,750

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 29, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 29, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 29, 2018
Event Driven and Distressed Strategies Fund	$—	$—	$9,542	$—	$9,542
Emerging Markets 2x Strategy Fund	39,759	488,254	—	—	528,013
Emerging Markets Bond Strategy Fund	—	—	3,351	5,128	8,479

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 29, 2018
Long Short Equity Fund	$—	$1,595,009	$—	$—	$1,595,009
Event Driven and Distressed Strategies Fund	—	19,157	—	2,616	21,773
Inverse Emerging Markets 2x Strategy Fund	—	21,588	—	—	21,588

*	Includes cumulative appreciation (depreciation) as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 29, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 29, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$3,211	$946,416	$—	$—	$949,627
Event Driven and Distressed Strategies Fund	83,001	104,572	(140,064)	266,580	314,088
Emerging Markets 2x Strategy Fund	87,912	2,679,651	—	—	2,767,653
Inverse Emerging Markets 2x Strategy Fund	(12,691)	(360,880)	—	—	(373,571)
Emerging Markets Bond Strategy Fund	—	—	(19,165)	28,832	9,667

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$(2,656)	$(1,595,009)	$—	$—	$(1,597,665)
Event Driven and Distressed Strategies Fund	(6,275)	(19,157)	7,700	(16,855)	(34,587)
Emerging Markets 2x Strategy Fund	49,142	497,198	—	—	546,340
Inverse Emerging Markets 2x Strategy Fund	(648)	(28,330)	—	—	(28,978)
Emerging Markets Bond Strategy Fund	—	—	1,662	4,730	6,392

In conjunction with the use of short sale and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypotheticated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

76 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Emerging Markets 2x Strategy Fund	Swap equity contracts	$488,254	$—	$488,254	$—	$—	$488,254
Emerging Markets Bond Strategy Fund	Swap equity contracts	3,197	—	3,197	—	—	3,197

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Event Driven and Distressed Strategies Fund	Swap equity contracts	$19,157	$—	$19,157	$(19,157)	$—	$—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	21,588	—	21,588	(14,245)	—	7,343
Long Short Equity Fund	Swap equity contracts	1,595,009	—	1,595,009	(1,595,009)	—	—

[1]	Centrally cleared swaps are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of March 29, 2018. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Emerging Markets 2x Strategy Fund	Goldman Sachs Group	Futures contracts	$88,400	$—
	Goldman Sachs Group Total		88,400	—
Emerging Markets 2x Strategy Fund Total			88,400	—
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	119,445	—
	Barclays Bank plc Total		119,445	—
	Goldman Sachs Group	Credit Default Swaps agreements	8	—
		Futures contracts	3,190	—
	Goldman Sachs Group Total		3,198	—
Emerging Markets Bond Strategy Fund Total			122,643	—
Event Driven and Distressed Strategies Fund	Barclays Bank plc	Credit Default Swaps agreements	—	9,830
	Barclays Bank plc Total		—	9,830
	Goldman Sachs Group	Credit Default Swaps agreements	29	—
		Futures contracts	10,080	—
	Goldman Sachs Group Total		10,109	—
Event Driven and Distressed Strategies Fund Total			10,109	9,830

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—quoted prices in active markets for identical assets or liabilities.

Level 2	—significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, P-Class, and Institutional Class shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary

78 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This agreement may be terminated only with the approval of the Fund’s Board.

For the year ended March 29, 2018, GFD retained sales charges of $173,191 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. As securities lending agent, U.S. Bank is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 29, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S Treasury Notes
1.80%			1.38% - 2.75%
Due 04/02/18	$208,198,841	$208,240,481	04/15/20 - 05/15/25	$208,076,600	$207,119,552
			U.S. TIP Notes
			0.13%
			04/15/20	4,654,400	4,908,055
			U.S. Treasury Bonds
			3.00% - 8.00%
			11/15/21/- 05/15/45	329,500	335,239
					212,362,846

Bank of America Merrill Lynch			U.S. Treasury Notes
1.78%			1.63%
Due 04/02/18	68,128,219	68,141,693	06/30/20 - 07/31/20	70,403,800	69,490,837

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities

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NOTES TO FINANCIAL STATEMENTS (continued)

lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 29, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$87,885	$(87,885)	$—	$88,245	$—	$88,245
Event Driven and Distressed Strategies Fund	441,105	(441,105)	—	453,533	—	453,533
Emerging Markets 2x Strategy Fund	214,628	(214,628)	—	221,465	—	221,465

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Long Short Equity Fund	$—	$—	$—	$—
Event Driven and Distressed Strategies Fund	195,320	—	—	195,320
Emerging Markets 2x Strategy Fund	—	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—	—
Emerging Markets Bond Strategy Fund	1,653	—	—	1,653

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Long Short Equity Fund	$—	$—	$—	$—
Event Driven and Distressed Strategies Fund	265,023	—	—	265,023
Emerging Markets 2x Strategy Fund	—	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—	—
Emerging Markets Bond Strategy Fund	133,134	—	—	133,134

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 29, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Long Short Equity Fund	$—	$—	$(1,966,168)	$(10,761)	—	$(1,976,929)
Event Driven and Distressed Strategies Fund	182,963	—	(55,437)	(496,132)	—	(368,606)
Emerging Markets 2x Strategy Fund	—	—	1,115,089	(6,244,261)	—	(5,129,172)
Inverse Emerging Markets 2x Strategy Fund	—	—	(21,588)	(17,692,294)	—	(17,713,882)
Emerging Markets Bond Strategy Fund	—	—	5,129	(107,079)	—	(101,950)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 29, 2018, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	(396,780)	(99,352)	(496,132)
Emerging Markets 2x Strategy Fund	(4,872,943)	(1,343,208)	(6,216,151)
Inverse Emerging Markets 2x Strategy Fund	(16,825,402)	(860,170)	(17,685,572)
Emerging Markets Bond Strategy Fund	—	(91,608)	(91,608)

For the year ended March 29, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Long Short Equity Fund	$12,572,017	$6,805,910	$19,377,927
Event Driven and Distressed Strategies Fund	—	254,141	254,141
Emerging Markets 2x Strategy Fund	—	4,439,584	4,439,584
Inverse Emerging Markets 2x Strategy Fund	—	—	—
Emerging Markets Bond Strategy Fund	—	14,935	14,935

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, losses deferred due to wash sales, investments in partnerships, distributions in connection with redemption of fund shares, the “mark-to-market” of certain derivatives, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, qualified late year loss deferrals, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 29, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Long Short Equity Fund	$(12,672,289)	$100,009	$12,572,280
Event Driven and Distressed Strategies Fund	(2,647)	180,773	(178,126)
Emerging Markets 2x Strategy Fund	(61,344)	61,344	—
Inverse Emerging Markets 2x Strategy Fund	(10,150)	10,150	—
Emerging Markets Bond Strategy Fund	—	(3,606)	3,606

At March 29, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Long Short Equity Fund	$32,896,414	$860,646	$(2,826,814)	$(1,966,168)
Event Driven and Distressed Strategies Fund	4,844,003	111,339	(166,776)	(55,437)
Emerging Markets 2x Strategy Fund	29,564,724	1,121,819	(6,730)	1,115,089
Inverse Emerging Markets 2x Strategy Fund	774,363	—	(21,588)	(21,588)
Emerging Markets Bond Strategy Fund	700,841	5,129	—	5,129

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 29, 2018, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2018:

Fund	Ordinary	Capital
Long Short Equity Fund	$(10,761)	$—
Event Driven and Distressed Strategies Fund	—	—
Emerging Markets 2x Strategy Fund	(28,110)	—
Inverse Emerging Markets 2x Strategy Fund	(6,722)	—
Emerging Markets Bond Strategy Fund	(15,471)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 29, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$121,739,989	$113,927,434
Event Driven and Distressed Strategies Fund	5,182,122	10,634,366
Emerging Markets 2x Strategy Fund	131,572,741	115,969,605
Inverse Emerging Markets 2x Strategy Fund	—	—
Emerging Markets Bond Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 29, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Emerging Markets 2x Strategy Fund	$1,342,298	$276,249	$2,910

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.26% for the year ended March 29, 2018. The Funds did not have any borrowings outstanding under this agreement at March 29, 2018.

The average daily balances borrowed for the year ended March 29, 2018, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$2,296
Event Driven and Distressed Strategies Fund	3,548

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. The court has not yet ruled on the motion.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The District Court has not yet ruled on that request.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

84 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Guggenheim Event Driven and Distressed Strategies Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Guggenheim Event Driven and Distressed Strategies Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), ( five of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 29, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting Rydex Series Funds) at March 29, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting the Rydex Series Funds	Statement of operations	Statements of changes in net assets	Financial Highlights
Guggenheim Long Short Equity Fund Guggenheim Event Driven and Distressed Strategies Fund Rydex Emerging Markets 2x Strategy Fund Rydex Inverse Emerging Markets 2x Strategy Fund	For the year ended March 29, 2018	For each of the two years in the period ended March 29, 2018	For each of the five years in the period ended March 29, 2018
Rydex Emerging Markets Bond Strategy Fund	For the year ended March 29, 2018	For each of the two years in the period ended March 29, 2018	For each of the four years in the period ended March 29, 2018 and the period from October 8, 2013 through March 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 29, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 25, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 29, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 29, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Long Short Equity Fund	0.00%	0.00%	0.00%	0.00%
Event Driven and Distressed Strategies Fund	3.42%	3.10%	0.00%	0.00%
Emerging Markets 2x Strategy Fund	0.00%	0.00%	0.00%	0.00%
Inverse Emerging Markets 2x Strategy Fund	0.00%	0.00%	0.00%	0.00%
Emerging Markets Bond Strategy Fund	0.00%	0.00%	0.00%	0.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	158	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1997 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2 (a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.
****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●	We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●	Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Werner Keller. Mr. Keller is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 29, 2018 and March 31, 2017 were $867,833 and $823,418, respectively.

(b) Audit-Related Fees: The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 29, 2018 and March 31, 2017 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 29, 2018 and March 31, 2017 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 29, 2018 and March 31, 2017 were $453,793 and $398,564, respectively.

(d) All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 29, 2018 and March 31, 2017 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $453,793 and $466,137, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	June 6, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	June 6, 2018

*	Print the name and title of each signing officer under his or her signature.